UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock ACWI ex-US Index Fund

BlackRock Bond Index Fund

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

BlackRock CoreAlpha Bond Fund

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Russell 1000® Index Fund

BlackRock S&P 500 Stock Fund

Master Investment Portfolio

Active Stock Master Portfolio

ACWI ex-US Index Master Portfolio

Bond Index Master Portfolio

CoreAlpha Bond Master Portfolio

International TILTS Master Portfolio

LifePath® Retirement Master Portfolio

LifePath 2020 Master Portfolio®

LifePath® 2025 Master Portfolio

LifePath 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Government Money Market Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Russell 1000® Index Master Portfolio

S&P 500 Stock Master Portfolio

Treasury Money Market Master Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock ACWI ex-US Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock ACWI ex-US Index Fund’s (the “Fund”), investment objective is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in US dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2013, the Fund’s Institutional Shares returned 13.94%, Investor A Shares returned 13.63% and Class K Shares returned 13.96%. The benchmark MSCI ACWI ex-US Index returned 15.29% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the MSCI ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

International equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as global economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

•

As the year progressed, the direction of equity markets became increasingly dominated by speculation around the future of monetary policy in response to signals from central banks, particularly the US Federal Reserve. Sluggish global growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that major central banks would maintain their accommodative stance. Additionally, the modest pace of economic growth contributed to corporate profit margins as the global recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

•

After peaking in late May, equity markets around the world recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program. Also concerning was the escalation of the revolution in Egypt and the civil war in Syria, events that fueled higher oil prices, an additional headwind for global growth.

•

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchase program. On the geopolitical front, the turmoil in Egypt and Syria subsided and the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. The equity market advance was interrupted again in late September when the US teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

•

As economic indicators improved later in the fall, investors around the world grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in US growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

•

Equity markets in all of the developed countries represented in the MSCI EAFE Index moved higher for the year 2013 (in US dollar terms). Markets in Finland (+46.04%) and Ireland (+41.15%) posted the largest gains in the index, followed by Germany (+31.37%), which has substantial representation in the index composition. Japanese equities (+27.16%) climbed higher as a weakening yen benefited the nation’s exporters, which comprise a large portion of the Japanese stock market. (In local currency terms, Japanese stocks soared +54.58%.) Japanese equities are among the heavier country weightings in the MSCI EAFE Index, as are Swiss (+26.61%), French (+26.33%) and UK equities (+20.67%).

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-US Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expense, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a non-diversified portfolio of equity securities of companies located in developed and emerging market countries excluding the United States.

[3]	The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2013

	6-Month Total Returns	Average Annual Total Returns
		1 Year	Since Inception[5]
Institutional	15.19%	13.94%	3.46%
Investor A	15.16	13.63	3.21
Class K	15.30	13.96	4.40
MSCI ACWI ex-US Index	15.34	15.29	4.62

[5]	The Fund commenced operations on June 30, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,151.90	$1.90	$1,000.00	$1,023.44	$1.79	0.35%
Investor A	$1,000.00	$1,151.60	$3.47	$1,000.00	$1,021.98	$3.26	0.64%
Class K	$1,000.00	$1,153.00	$1.85	$1,000.00	$1,023.49	$1.73	0.34%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceeding page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Statement of Assets and Liabilities	BlackRock ACWI ex-US Index Fund

December 31, 2013

Assets
Investments at value — Master Portfolio (cost — $7,597,276)	$15,189,727
Capital shares sold receivable	31,533
Receivable from administrator	8,624
Prepaid expenses	21,475

Total assets	15,251,359

Liabilities
Contributions payable to the Master Portfolio	25,632
Capital shares redeemed payable	5,901
Income dividends payable	6,905
Registration fees payable	6,767
Printing fees payable	7,476
Transfer agent fees payable	1,396
Service fees payable	10
Professional fees payable	38,334
Other accrued expenses payable	678

Total liabilities	93,099

Net Assets	$15,158,260

Net Assets Consist of
Paid-in capital	$10,748,138
Distributions in excess of net investment income	(85,553)
Accumulated net realized loss allocated from the Master Portfolio	(3,096,776)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	7,592,451

Net Assets	$15,158,260

Net Asset Value
Institutional — Based on net assets of $15,013,239 and 1,491,755 shares outstanding, unlimited number of shares authorized, no par value	$10.06

Investor A — Based on net assets of $64,871 and 6,448 shares outstanding, unlimited number of shares authorized, no par value	$10.06

Class K — Based on net assets of $80,150 and 7,781 shares outstanding, unlimited number of shares authorized, no par value	$10.30

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	7

Statement of Operations	BlackRock ACWI ex-US Index Fund

Year Ended December 31, 2013

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$340,373
Foreign taxes withheld	(41,982)
Other income — affiliated	8,916
Dividends — affiliated	1,841
Securities lending — affiliated — net	1,155
Income — affiliated	347
Expenses	(28,773)
Fees waived	1,412

Total income	283,289

Fund Expenses
Administration	11,477
Service — Investor A	110
Transfer agent — Institutional	2,611
Transfer agent — Investor A	186
Transfer agent — Class K	84
Professional	42,671
Registration	30,236
Printing	21,059
Miscellaneous	8,418

Total expenses	116,852
Less administration fees waived	(11,477)
Less transfer agent fees waived — Institutional	(14)
Less transfer agent fees waived — Investor A	(31)
Less transfer agent fees waived — Class K	(32)
Less transfer agent fees reimbursed — Institutional	(1,474)
Less transfer agent fees reimbursed — Investor A	(133)
Less transfer agent fees reimbursed — Class K	(52)
Less fees reimbursed by administrator	(90,551)

Total expenses after fees waived and reimbursed	13,088

Net investment income	270,201

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investment, financial futures contracts and foreign currency transactions	826,856
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	568,944

Total realized and unrealized gain	1,395,800

Net Increase in Net Assets Resulting from Operations	$1,666,001

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock ACWI ex-US Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$270,201	$906,395
Net realized gain (loss)	826,856	(3,693,070)
Net change in unrealized appreciation/depreciation	568,944	10,461,710

Net increase in net assets resulting from operations	1,666,001	7,675,035

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(287,796)	(767,437)
Investor A	(1,049)	(1,501)
Class K	(1,578)	(182,164)
Return of capital:
Institutional	—	(175)
Class K	—	(42)

Decrease in net assets resulting from dividends and distributions to shareholders	(290,423)	(951,319)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	4,091,169	(13,322,040)

Net Assets
Total increase (decrease) in net assets	5,466,747	(6,598,324)
Beginning of year	9,691,513	16,289,837

End of year	$15,158,260	$9,691,513

Distributions in excess of net investment income, end of year	$(85,553)	$(65,331)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	9

Financial Highlights	BlackRock ACWI ex-US Index Fund

	Institutional
	Year Ended December 31,		Period June 30, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.13	$10.00

Net investment income[2]	0.22	0.17	0.08
Net realized and unrealized gain (loss)	1.02	1.16	(1.89)

Net increase (decrease) from investment operations	1.24	1.33	(1.81)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.40)	(0.04)
Return of capital	—	(0.00)[4]	(0.02)

Total dividends and distributions	(0.24)	(0.40)	(0.06)

Net asset value, end of period	$10.06	$9.06	$8.13

Total Investment Return[5]
Based on net asset value	13.94%	16.61%	(18.05)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	1.25%	0.75%	2.04% [9,10]

Total expenses after fees waived and/or reimbursed[8]	0.35%	0.34%	0.37% [9]

Net investment income[8]	2.35%	1.95%	1.78% [9]

Supplemental Data
Net assets, end of period (000)	$15,013	$9,602	$46

Portfolio turnover of the Master Portfolio	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%, 0.08% and 1.14% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock ACWI ex-US Index Fund

	Investor A
	Year Ended December 31,		Period June 30, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.13	$10.00

Net investment income[2]	0.21	0.19	0.08
Net realized and unrealized gain (loss)	1.00	1.12	(1.89)

Net increase (decrease) from investment operations	1.21	1.31	(1.81)

Dividends and distributions from:[3]
Net investment income	(0.21)	(0.38)	(0.04)
Return of capital	—	(0.00)[4]	(0.02)

Total dividends and distributions	(0.21)	(0.38)	(0.06)

Net asset value, end of period	$10.06	$9.06	$8.13

Total Investment Return[5]
Based on net asset value	13.63%	16.31%	(18.11)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	1.91%	1.88%	2.30% [9,10]

Total expenses after fees waived and/or reimbursed[8]	0.64%	0.63%	0.62% [9]

Net investment income[8]	2.21%	2.18%	1.74% [9]

Supplemental Data
Net assets, end of period (000)	$65	$39	$20

Portfolio turnover of the Master Portfolio	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%, 0.16% and 1.14% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.36%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	11

Financial Highlights (concluded)	BlackRock ACWI ex-US Index Fund

	Class K
	Year Ended December 31,		Period June 30, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.27	$8.13	$10.00

Net investment income[2]	0.23	0.28	0.09
Net realized and unrealized gain (loss)	1.04	1.27	(1.90)

Net increase (decrease) from investment operations	1.27	1.55	(1.81)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.41)	(0.04)
Return of capital	—	(0.00)[4]	(0.02)

Total dividends and distributions	(0.24)	(0.41)	(0.06)

Net asset value, end of period	$10.30	$9.27	$8.13

Total Investment Return[5]
Based on net asset value	13.96%	19.25%	(18.04)% [6]

Ratios to Average Net Assets[7]
Total expenses[8]	1.36%	1.80%	1.73% [9,10]

Total expenses after fees waived and/or reimbursed[8]	0.34%	0.33%	0.32% [9]

Net investment income[8]	2.40%	3.31%	2.03% [9]

Supplemental Data
Net assets, end of period (000)	$80	$50	$16,224

Portfolio turnover of the Master Portfolio	36%	42%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%, 0.29% and 1.14% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.79%.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock ACWI ex-US Index Fund

1. Organization:

BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2013 was 2.7%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares also bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates, The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 4, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock ACWI ex-US Index Fund

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BAL a monthly fee at an annual rate of 0.10% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. Effective July 1, 2012, BAL replaced BlackRock Institutional Trust Company, N.A. (“BTC”) as the Fund’s administrator.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, BAL and previously, BTC, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 0.40% for Institutional Shares, 0.65% for Investor A Shares and 0.35% for Class K Shares. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014, unless approved by the Trust’s Board of Trustees, including a majority of the independent trustees. The Fund may have to repay some of these waivers and reimbursements to BAL and BTC in the following two years. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA, BAL or previously BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA, BAL or previously BTC, as applicable, up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA, BAL or previously BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA, BAL, or previously BTC, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA, BAL or previously BTC, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA, BAL or previously BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2013, BAL or previously BTC did not recoup any Fund level or class specific waivers and/or reimbursements previously recorded by the Fund.

On December 31, 2013, the Fund level and class specific waiver and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014		2015
	BTC	BAL	BAL
Fund level	$146,981	$110,878	$102,028
Institutional	$9	$375	$1,488
Investor A	$19	$19	$164
Class K	$799	$20	$84

The Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2013:

BTC
Fund level	$118,427
Investor A	$31
Class K	$1,388

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2013, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$228
Investor A	$31
Class K	$32

14	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock ACWI ex-US Index Fund

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$290,423	$951,102
Return of capital	—	217

Total	$290,423	$951,319

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$7,699
Undistributed long-term capital gains	314,250
Net unrealized gains[1]	4,088,173

Total	$4,410,122

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2013, the Fund utilized $2,253,335 of its capital loss carryforward.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	601,760	$5,686,801	9,459,692	$77,458,398
Shares issued to shareholders in reinvestment of dividends and distributions	30,674	287,194	87,727	766,601
Shares redeemed	(199,954)	(1,927,201)	(8,493,801)	(75,581,211)

Net increase	432,480	$4,046,794	1,053,618	$2,643,788

Investor A
Shares sold	4,812	$47,554	1,873	$15,506
Shares issued to shareholders in reinvestment of dividends	55	512	62	548
Shares redeemed	(2,761)	(26,703)	(93)	(797)

Net increase	2,106	$21,363	1,842	$15,257

Class K
Shares sold	2,334	$22,682	2,170	$17,451
Shares issued to shareholders in reinvestment of dividends and distributions	85	813	76	689
Shares redeemed	(49)	(483)	(1,991,835)	(15,999,225)

Net increase (decrease)	2,370	$23,012	(1,989,589)	$(15,981,085)

Total Net Increase (Decrease)	436,956	$4,091,169	(934,129)	$(13,322,040)

At December 31, 2013, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Investor A	2,500
Class K	3,165

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	15

Report of Independent Registered Public Accounting Firm	BlackRock ACWI ex-US Index Fund

To the Board of Trustees of BlackRock Funds III and

the Shareholders of BlackRock ACWI ex-US Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2013.

	Payable Dates
Qualified Dividend Income for Individuals[1]	3/28/2013	100.00%
	6/28/2013	100.00%
	9/30/2013	100.00%
	12/31/2013	100.00%
Foreign Source Income[2]	3/28/2013	100.00%
	6/28/2013	100.00%
	9/30/2013	100.00%
	12/31/2013	100.00%
Foreign Taxes Paid Per Share[3]	3/28/2013	$0.053090000
	6/28/2013	$0.106962000
	9/30/2013	$0.055871000
	12/31/2013	$0.053250000

[1]	The Fund hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of distributions grossed up for foreign taxes.

[3]

The foreign taxes paid represent taxes paid by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

16	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Master Portfolio Information	ACWI ex-US Index Master Portfolio

As of December 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments

iShares India 50 ETF	1%
Nestlé SA, Registered Share	1
HSBC Holdings PLC	1
Roche Holding AG	1
Vodafone Group PLC	1
Novartis AG, Registered Shares	1
Toyota Motor Corp.	1
BP PLC	1
Samsung Electronics Co. Ltd.	1
Royal Dutch Shell PLC	1

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	15%
Japan	15
France	7
Canada	7
Switzerland	7
Germany	7
Australia	5
China	4
South Korea	3
Hong Kong	2
Spain	2
Taiwan	2
Sweden	2
Brazil	2
Netherlands	2
Italy	2
South Africa	2
Other[1]	14

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	17

Schedule of Investments December 31, 2013	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 5.4%
AGL Energy Ltd. (a)	17,258	$231,995
ALS Ltd.	11,241	88,685
Alumina Ltd. (b)	74,293	73,759
Amcor Ltd.	36,055	340,568
AMP Ltd.	87,998	345,870
APA Group	24,891	133,594
Asciano Ltd.	29,679	153,009
ASX Ltd.	5,970	196,324
Aurizon Holdings Ltd.	60,946	266,184
Australia & New Zealand Banking Group Ltd.	83,234	2,402,817
Bank of Queensland Ltd.	8,192	89,187
Bendigo and Adelaide Bank Ltd. (a)	12,078	126,966
BHP Billiton Ltd.	97,442	3,322,082
Boral Ltd. (a)	22,726	97,191
Brambles Ltd.	47,351	387,944
Caltex Australia Ltd.	3,697	66,439
CFS Retail Property Trust	61,764	107,511
Coca-Cola Amatil Ltd.	17,129	184,267
Cochlear Ltd. (a)	1,677	88,357
Commonwealth Bank of Australia	48,903	3,407,418
Computershare Ltd.	14,087	143,552
Crown Resorts Ltd.	11,987	180,857
CSL Ltd.	14,830	914,223
Dexus Property Group	149,445	134,408
Echo Entertainment Group Ltd.	31,138	68,591
Federation Centres Ltd.	41,935	87,905
Flight Centre Ltd.	2,028	86,370
Fortescue Metals Group Ltd.	45,797	239,236
Goodman Group	51,911	219,935
GPT Group	51,940	157,957
Harvey Norman Holdings Ltd. (a)	13,921	39,395
Iluka Resources Ltd.	12,412	96,181
Incitec Pivot Ltd.	47,280	113,421
Insurance Australia Group Ltd.	68,861	358,534
Leighton Holdings Ltd. (a)	4,710	68,021
Lend Lease Group	16,969	169,346
Macquarie Group Ltd.	8,780	430,946
Metcash Ltd. (a)	24,966	70,505
Mirvac Group	114,641	172,387
National Australia Bank Ltd.	71,206	2,222,485
Newcrest Mining Ltd.	22,997	161,492
Common Stocks	Shares	Value
Australia (concluded)
Orica Ltd.	11,584	$247,709
Origin Energy Ltd.	33,045	416,453
Orora Ltd. (b)	39,156	40,556
Qantas Airways Ltd. (b)	22,815	22,380
QBE Insurance Group Ltd.	36,864	380,278
Ramsay Health Care Ltd.	4,015	155,386
REA Group Ltd.	1,783	60,225
Rio Tinto Ltd.	13,165	805,792
Santos Ltd.	29,034	380,516
Seek Ltd. (a)	9,862	118,565
Sonic Healthcare Ltd.	11,504	170,725
SP AusNet	58,496	65,139
Stockland	67,584	218,507
Suncorp Group Ltd.	39,097	458,915
Sydney Airport	34,131	115,999
Tabcorp Holdings Ltd.	26,369	85,616
Tatts Group Ltd.	40,669	112,752
Telstra Corp. Ltd.	132,237	620,668
Toll Holdings Ltd.	19,977	101,606
Transurban Group	42,625	260,669
Treasury Wine Estates Ltd.	18,676	80,550
Wesfarmers Ltd.	30,110	1,185,519
Westfield Group	62,400	563,305
Westfield Retail Trust	95,194	252,896
Westpac Banking Corp.	94,141	2,729,022
Woodside Petroleum Ltd.	19,887	692,634
Woolworths Ltd.	37,893	1,147,451
WorleyParsons Ltd.	6,053	90,042

		29,825,789
Austria — 0.2%
Andritz AG	2,079	130,289
Erste Group Bank AG	7,624	265,776
IMMOFINANZ AG	27,589	127,841
OMV AG	4,701	224,992
Raiffeisen Bank International AG (a)	1,162	41,031
Telekom Austria AG	7,747	58,659
Vienna Insurance Group AG	1,317	65,821
Voestalpine AG	3,392	163,000

		1,077,409

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	JPY	Japanese Yen
	AUD	Australian Dollar	KRW	South Korean Won
	BRL	Brazilian Real	MXN	Mexican Peso
	CAD	Canadian Dollar	MYR	Malaysian Ringgit
	CHF	Swiss Franc	NOK	Norwegian Krone
	CVA	Certificaten Van Aandelen (Dutch Certificate)	NVDR	Non-Voting Depository Receipts
	CZK	Czech Koruna	NZD	New Zealand Dollar
	DKK	Danish Krone	PHP	Philippine Peso
	EUR	Euro	PLN	Polish Zloty
	FKA	Formerly Known As	REIT	Real Estate Investment Trust
	GBP	British Pound	SEK	Swedish Krona
	GDR	Global Depositary Receipt	SGD	Singapore Dollar
	HKD	Hong Kong Dollar	TRY	Turkish Lira
	HUF	Hungarian Forint	TWD	Taiwan Dollar
	IDR	Indonesian Rupiah	USD	US Dollar
	ILS	Israeli Shekel	ZAR	South African Rand

See Notes to Financial Statements.

18	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.9%
Ageas	6,464	$275,648
Anheuser-Busch InBev NV	24,356	2,589,924
Belgacom SA (a)	4,505	133,313
Colruyt SA	2,320	129,626
Delhaize Group (a)	3,056	181,807
Groupe Bruxelles Lambert SA	2,443	224,417
KBC Groep NV	7,555	429,543
Solvay SA	1,776	281,086
Telenet Group Holding NV	1,521	90,760
UCB SA	3,116	232,147
Umicore SA	3,417	159,658

		4,727,929
Brazil — 2.2%
AES Tiete SA, Preference Shares	3,700	29,939
All — America Latina Logistica SA	16,900	46,991
AMBEV SA	142,100	1,043,201
Anhanguera Educacional Participacoes SA	10,600	66,945
Banco Bradesco SA — ADR	21,630	292,923
Banco Bradesco SA, Preference Shares	60,290	743,387
Banco do Brasil SA	17,500	180,990
Banco do Estado do Rio Grande do Sul, Preference Shares	2,900	15,488
Banco Santander Brasil SA	28,700	170,065
BB Seguridade Participacoes SA	18,000	186,924
BM&FBovespa SA	59,200	277,525
BR Malls Participacoes SA	10,800	78,050
BR Properties SA	5,100	40,208
Bradespar SA, Preference Shares	7,900	83,981
Braskem SA, Preference ‘A’ Shares (b)	3,300	29,374
BRF — Brasil Foods SA	19,600	409,155
CCR SA	26,100	196,587
Centrais Eletricas Brasileiras SA	11,400	28,364
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	7,500	31,567
CETIP SA — Mercados Organizado	5,104	52,354
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	4,400	195,657
Cia Energetica de Minas Gerais, Preference Shares	24,613	146,160
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	4,000	38,012
Cia Paranaense de Energia, Preference ‘B’ Shares	3,400	43,998
Cielo SA	10,780	299,971
Companhia de Saneamento Basico do Estado de Sao Paulo	9,700	108,790
Companhia de Saneamento de Minas Gerais — COPASA	1,900	29,959
Companhia Hering SA	5,000	63,367
Companhia Siderurgica Nacional SA	21,400	130,436
Cosan SA Industria e Comercio	4,200	70,461
CPFL Energia SA	6,000	48,549
Cyrela Brazil Realty SA	6,700	40,894
Duratex SA	10,010	55,794
EcoRodovias Infraestrutura e Logistica SA	5,600	35,130
EDP — Energias do Brasil SA	9,300	44,741
Embraer SA	18,000	144,122
Estacio Participacoes SA	9,300	80,455
Fibria Celulose SA (b)	6,700	78,523
Gerdau SA, Preference Shares	27,000	209,889
Hypermarcas SA	11,600	86,782
Itau Unibanco Holding SA, Preference Shares	75,530	1,003,652
Itausa — Investimentos Itau SA, Preference Shares	82,483	311,158
Common Stocks	Shares	Value
Brazil (concluded)
JBS SA	21,100	$78,435
Klabin SA, Preference Shares	13,300	69,114
Kroton Educacional SA	5,500	91,525
Localiza Rent a Car SA	5,040	71,095
Lojas Americanas SA	4,800	27,812
Lojas Americanas SA, Preference Shares	9,856	65,714
Lojas Renner SA	3,300	85,324
M Dias Branco SA	1,200	50,864
Marcopolo SA, Preference Shares	18,200	39,343
Metalurgica Gerdau SA, Preference Shares	7,600	75,380
MRV Engenharia e Participacoes SA	11,900	42,521
Multiplan Empreendimentos Imobiliarios SA	2,800	59,222
Natura Cosmeticos SA	5,000	87,676
Odontoprev SA	9,300	38,749
Oi SA, Preference Shares	13,897	21,147
Petroleo Brasileiro SA	88,700	601,171
Petroleo Brasileiro SA, Preference Shares	128,100	927,391
Porto Seguro SA	4,100	51,701
Qualicorp SA (b)	7,200	68,666
Raia Drogasil SA	4,700	29,444
Souza Cruz SA	10,700	109,347
Sul America SA	5,738	35,971
Suzano Papel e Celulose SA, Preference ‘A’ Shares	10,900	42,690
Telefonica Brasil SA, Preference Shares	8,700	165,316
Tim Participacoes SA	25,640	134,001
Totvs SA	3,300	51,698
Tractebel Energia SA	4,600	70,075
Transmissora Alianca de Energia Eletrica SA	3,300	25,457
Ultrapar Participacoes SA	10,300	244,266
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares (b)	9,600	57,822
Vale SA	40,300	609,987
Vale SA, Preference ‘A’ Shares	56,100	778,278
WEG SA	6,200	81,887

		12,259,607
Canada — 7.1%
Agnico Eagle Mines, Ltd.	5,057	133,441
Agrium, Inc.	4,404	402,859
Alimentation Couche Tard, Inc., Class B	4,175	313,955
AltaGas Ltd.	3,476	133,412
ARC Resources, Ltd.	9,377	261,029
Atco Ltd., Class I	2,185	95,977
Athabasca Oil Corp. (b)	11,168	68,128
Bank of Montreal	19,541	1,302,611
Bank of Nova Scotia (a)	36,450	2,279,476
Barrick Gold Corp.	35,436	624,154
Baytex Energy Corp.	3,897	152,762
BCE, Inc.	7,614	329,719
Bell Aliant, Inc. (a)	1,961	49,346
BlackBerry, Ltd. (a)(b)	14,305	106,387
Bombardier, Inc., Class B	45,491	197,424
Brookfield Asset Management Inc., Class A	16,617	644,813
Brookfield Office Properties, Inc.	8,350	160,751
CAE, Inc.	7,564	96,201
Cameco Corp.	11,514	238,897
Canadian Imperial Bank of Commerce	12,079	1,031,590
Canadian National Railway Co.	25,373	1,446,542
Canadian Natural Resources Ltd.	32,770	1,108,735
Canadian Oil Sands Ltd.	14,643	275,422
Canadian Pacific Railway Ltd.	5,267	796,558

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	19

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canada (continued)
Canadian Tire Corp. Ltd., Class A	2,176	$203,803
Canadian Utilities, Ltd., Class A	3,432	115,245
Catamaran Corp. (b)	6,190	293,985
Cenovus Energy, Inc.	22,611	647,093
CGI Group, Inc., Class A (b)	6,466	216,335
CI Financial Corp.	5,090	169,387
Crescent Point Energy Corp.	11,567	449,177
Dollarama, Inc.	2,058	170,898
Eldorado Gold Corp.	22,616	128,383
Empire Co., Ltd., Class A (a)	1,672	114,242
Enbridge, Inc.	23,646	1,033,100
Encana Corp.	22,199	400,825
Enerplus Corp.	6,209	112,811
Fairfax Financial Holdings, Ltd.	318	126,963
Finning International, Inc.	5,061	129,354
First Capital Realty, Inc.	2,654	44,248
First Quantum Minerals Ltd.	16,954	305,483
Fortis, Inc.	6,089	174,545
Franco-Nevada Corp.	4,529	184,571
George Weston Ltd.	1,554	113,377
Gildan Activewear, Inc.	3,492	186,098
Goldcorp, Inc.	24,745	536,714
Great-West Lifeco, Inc.	9,120	281,177
H&R Real Estate Investment Trust	4,412	88,884
Husky Energy, Inc.	10,242	324,929
IGM Financial, Inc.	3,017	159,307
Imperial Oil Ltd.	8,790	389,251
Industrial Alliance Insurance & Financial Services, Inc.	2,981	131,756
Intact Financial Corp.	3,913	255,538
Keyera Corp.	2,323	139,806
Kinross Gold Corp.	36,596	160,199
Loblaw Cos. Ltd. (a)	3,462	138,121
Magna International, Inc.	6,756	553,963
Manulife Financial Corp.	55,739	1,099,825
MEG Energy Corp. (b)	4,348	125,293
Methanex Corp.	2,801	165,647
Metro, Inc.	2,844	173,759
National Bank of Canada (a)	4,870	405,233
New Gold, Inc. (b)	16,854	88,217
Onex Corp.	2,763	149,172
Open Text Corp.	1,949	179,277
Pembina Pipeline Corp.	9,294	327,401
Pengrowth Energy Corp.	15,559	96,232
Penn West Petroleum Ltd.	14,548	121,479
Peyto Exploration & Development Corp.	4,181	127,959
Potash Corp. of Saskatchewan, Inc.	26,156	862,305
Power Corp. of Canada	10,421	313,439
Power Financial Corp.	7,390	250,450
RioCan Real Estate Investment Trust	4,337	101,132
Rogers Communications, Inc., Class B	10,878	492,262
Royal Bank of Canada	43,648	2,934,247
Saputo, Inc.	3,754	171,011
Shaw Communications, Inc., Class B	11,670	283,991
Shoppers Drug Mart Corp.	6,037	330,707
Silver Wheaton Corp. (a)	10,891	219,922
SNC-Lavalin Group, Inc.	4,286	192,825
Sun Life Financial, Inc.	18,336	647,650
Suncor Energy, Inc.	45,301	1,588,147
Talisman Energy, Inc.	31,357	364,565
Teck Resources, Ltd., Class B	16,940	440,942
TELUS Corp.	7,742	266,460
Common Stocks	Shares	Value
Canada (concluded)
Thomson Reuters Corp.	11,183	$422,896
Tim Hortons, Inc.	4,330	252,687
The Toronto-Dominion Bank	27,916	2,630,897
Tourmaline Oil Corp. (b)	4,469	188,058
TransAlta Corp.	7,644	97,003
TransCanada Corp.	21,304	973,496
Turquoise Hill Resources Ltd. (a)(b)	6,844	22,615
Valeant Pharmaceuticals International, Inc. (b)	9,578	1,123,662
Vermilion Energy, Inc. (a)	2,867	168,282
Yamana Gold, Inc.	20,063	173,007

		39,301,909
Chile — 0.3%
AES Gener SA	87,214	48,273
Aguas Andinas SA, Class A	76,400	49,346
Banco de Chile	514,467	74,705
Banco de Credito e Inversiones	1,165	64,656
Banco Santander Chile SA	1,867,462	108,256
CAP SA	2,694	51,262
Cencosud SA	33,167	119,450
Colbun SA	280,634	64,053
Companhia Cervecerias Unidas SA	4,404	52,761
CorpBanca	4,866,076	67,141
E.CL SA	19,454	25,140
Embotelladora Andina SA, Preference ‘B’ Shares	9,220	42,339
Empresa Nacional de Electricidad SA	93,935	139,847
Empresa Nacional de Telecomunicaciones SA	4,171	56,602
Empresas CMPC SA	34,222	83,756
Empresas COPEC SA	12,488	167,308
Enersis SA	568,594	170,540
Latam Airlines Group SA	7,853	123,366
SACI Falabella	20,417	183,129
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	2,692	68,569
Vina Concha y Toro SA	22,049	41,393

		1,801,892
China — 3.6%
AAC Technologies Holdings, Inc. (a)	22,500	109,480
Agile Property Holdings Ltd.	32,000	34,409
Agricultural Bank of China Ltd., Class H	638,000	314,721
Air China Ltd., Class H	62,000	46,426
Aluminum Corp. of China Ltd., Class H (a)(b)	136,000	47,460
Anhui Conch Cement Co. Ltd., Class H (a)	37,000	137,661
Anta Sports Products Ltd.	32,000	39,705
AviChina Industry & Technology Co. Ltd., Class H (a)	72,000	42,001
Bank of China Ltd., Class H	2,266,000	1,046,039
Bank of Communications Co. Ltd., Class H (a)	273,700	193,687
BBMG Corp., Class H	39,500	34,471
Beijing Capital International Airport Co. Ltd., Class H	64,000	50,239
Beijing Enterprises Holdings Ltd.	16,000	158,932
Biostime International Holdings, Ltd.	5,000	44,588
Brilliance China Automotive Holdings Ltd.	96,000	156,807
Byd Co. Ltd., Class H (a)(b)	13,000	63,909
China BlueChemical Ltd., Class H	70,000	43,856
China Citic Bank Corp. Ltd., Class H	237,000	129,050
China Coal Energy Co. Ltd., Class H	107,000	60,333
China Communications Construction Co. Ltd., Class H	126,000	101,957

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (continued)
China Communications Services Corp. Ltd., Class H	92,000	$57,049
China Construction Bank Corp., Class H	2,171,000	1,643,688
China COSCO Holdings Co. Ltd., Class H (b)	92,500	45,236
China International Marine Containers Group Co. Ltd., Class H	12,000	25,611
China Life Insurance Co. Ltd., Class H	223,000	702,850
China Longyuan Power Group Corp., Class H	89,000	114,779
China Mengniu Dairy Co., Ltd.	41,000	194,998
China Merchants Bank Co. Ltd., Class H	135,578	289,941
China Minsheng Banking Corp. Ltd., Class H (a)	154,500	172,197
China Mobile Ltd.	182,500	1,900,979
China National Building Material Co. Ltd., Class H (a)	76,000	82,028
China Oilfield Services Ltd., Class H	48,000	149,517
China Pacific Insurance Group Co. Ltd., Class H	78,400	308,415
China Petroleum & Chemical Corp., Class H	766,400	628,851
China Railway Construction Corp. Ltd., Class H	71,000	70,880
China Railway Group Ltd., Class H	145,000	75,076
China Shenhua Energy Co. Ltd., Class H	101,000	319,641
China Shipping Container Lines Co. Ltd., Class H (a)(b)	122,000	31,909
China Telecom Corp. Ltd., Class H	396,000	200,065
China Unicom Hong Kong Ltd.	140,000	210,431
China Vanke Co. Ltd., Class B	46,100	71,978
Chongqing Changan Automobile Co., Ltd.	21,400	42,224
Chongqing Rural Commercial Bank, Class H	79,000	38,437
CITIC Securities Co. Ltd., Class H	32,000	87,628
CNOOC Ltd.	538,000	1,000,560
Country Garden Holdings Co. Ltd.	127,129	77,065
CSR Corp. Ltd., Class H	63,000	51,813
Datang International Power Generation Co. Ltd., Class H (a)	106,000	49,021
Dongfeng Motor Group Co. Ltd., Class H	84,000	131,920
Evergrande Real Estate Group Ltd. (a)	171,000	65,510
Fosun International Ltd.	39,500	39,324
GCL-Poly Energy Holdings Ltd. (a)(b)	252,000	78,351
Golden Eagle Retail Group Ltd.	22,000	29,125
Great Wall Motor Co. Ltd., Class H (a)	29,500	163,442
Greentown China Holdings Ltd.	21,000	32,200
Guangzhou Automobile Group Co. Ltd., Class H	78,000	85,602
Guangzhou R&F Properties Co. Ltd., Class H	32,400	47,532
Haitian International Holdings Ltd.	8,000	18,075
Haitong Securities Co. Ltd., Class H	45,600	79,748
Hengan International Group Co., Ltd.	21,500	254,373
Huaneng Power International, Inc., Class H	96,000	87,035
Industrial & Commercial Bank of China Ltd., Class H (a)	2,225,000	1,508,796
Inner Mongolia Yitai Coal Co., Class B	41,600	73,590
Intime Retail Group Co. Ltd.	37,000	38,572
Jiangsu Expressway Co. Ltd., Class H	48,000	58,992
Jiangxi Copper Co. Ltd., Class H	36,000	65,167
Lenovo Group Ltd.	190,000	231,614
Longfor Properties Co. Ltd.	48,500	67,963
New China Life Insurance Co. Ltd., Class H (b)	20,900	70,326
People’s Insurance Co. Group of China Ltd., Class H	123,000	59,674
PetroChina Co. Ltd., Class H	634,000	695,841
PICC Property & Casualty Co. Ltd., Class H	94,800	140,975
Ping An Insurance (Group) Co. of China Ltd., Class H	56,500	507,603
Common Stocks	Shares	Value
China (concluded)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	44,000	$59,541
Shanghai Electric Group Co. Ltd., Class H	104,000	37,905
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	19,100	46,809
Shenzhou International Group Holdings, Ltd.	20,000	75,209
Shimao Property Holdings Ltd.	40,500	93,361
Shui On Land, Ltd.	76,666	23,573
Sihuan Pharmaceutical Holdings Group, Ltd.	70,000	64,060
Sino-Ocean Land Holdings Ltd.	104,000	68,440
Sinopec Engineering Group Co. Ltd.	13,500	20,242
Sinopec Shanghai Petrochemical Co. Ltd., Class H	123,000	35,481
Sinopharm Group Co. Ltd., Class H	33,600	96,666
SOHO China Ltd.	65,000	56,117
Tencent Holdings Ltd.	31,000	1,984,850
Tingyi Cayman Islands Holding Corp.	58,000	167,849
Tsingtao Brewery Co. Ltd., Class H	10,000	84,744
Uni-President China Holdings Ltd.	38,000	38,752
Want Want China Holdings Ltd. (a)	175,000	253,286
Weichai Power Co. Ltd., Class H	12,200	49,349
Wumart Stores, Inc., Class H	18,000	29,248
Yantai Changyu Pioneer Wine Co. Ltd., Class B	8,800	29,279
Yanzhou Coal Mining Co. Ltd., Class H (a)	70,000	64,378
Zhejiang Expressway Co. Ltd., Class H	58,000	54,912
Zhongsheng Group Holdings Ltd. (a)	17,500	24,209
Zhuzhou CSR Times Electric Co. Ltd., Class H	17,000	61,317
Zijin Mining Group Co. Ltd., Class H (a)	138,000	29,718
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (a)	45,400	42,545
ZTE Corp., Class H (a)(b)	24,400	48,621

		19,770,409
Colombia — 0.2%
Almacenes Exito SA	5,892	91,586
Banco Davivienda SA, Preference Shares	3,212	39,376
Bancolombia SA	5,906	72,892
Bancolombia SA, Preference Shares	9,873	119,908
Cementos Argos SA	14,812	75,211
Corp. Financiera Colombiana SA	2,787	57,184
Ecopetrol SA	139,457	267,353
Grupo Argos SA	6,618	66,660
Grupo Argos SA, Preference Shares	5,485	55,418
Grupo Aval Acciones y Valores	56,581	37,379
Grupo de Inversiones Suramericana SA	6,592	115,104
Grupo de Inversiones Suramericana SA, Preference Shares	3,872	70,177
Interconexion Electrica SA	14,398	67,887
Isagen SA ESP	27,340	46,039
Pacific Rubiales Energy Corp. (a)	8,871	153,160

		1,335,334
Czech Republic — 0.1%
CEZ AS	4,607	120,171
Komercni Banka AS	459	102,380
Telefonica O2 Czech Republic	4,215	62,612

		285,163
Denmark — 0.8%
A.P. Moeller—Maersk A/S, Class A	14	144,215
A.P. Moeller-Maersk A/S, Class B	43	465,344
Carlsberg A/S, Class B	3,176	351,436
Coloplast A/S, Class B	3,381	224,145
Danske Bank A/S (b)	19,715	452,886

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	21

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Denmark (concluded)
DSV A/S	5,264	$172,830
Novo Nordisk A/S, Class B	12,049	2,208,604
Novozymes A/S, Class B	6,740	284,699
TDC A/S	24,238	235,106
Tryg A/S	834	80,648
William Demant Holding A/S (b)	641	62,294

		4,682,207
Egypt — 0.0%
Commercial International Bank	26,027	123,322
Orascom Telecom Holding SAE (b)	69,057	47,188
Talaat Moustafa Group (b)	45,960	41,276
Telecom Egypt	12,924	27,582

		239,368
Finland — 0.7%
Elisa OYJ	4,135	109,561
Fortum OYJ	13,556	310,133
Kone OYJ, Class B (a)	9,553	430,827
Metso OYJ (a)	3,885	166,130
Neste Oil OYJ (a)	3,590	70,997
Nokia OYJ (b)	113,514	917,193
Nokian Renkaat OYJ (a)	3,481	166,929
Orion OYJ, Class B	2,619	73,612
Pohjola Bank PLC, Class A	3,789	75,972
Sampo OYJ, Class A	12,914	634,757
Stora Enso OYJ, Class R	16,431	165,111
UPM-Kymmene OYJ	15,909	269,818
Wartsila OYJ	5,323	262,429

		3,653,469
France — 7.2%
Accor SA	4,953	233,929
Aeroports de Paris	1,049	119,114
Air Liquide SA	9,559	1,352,920
Alcatel-Lucent (b)	84,488	374,934
Alstom SA	6,197	225,983
ArcelorMittal	29,461	526,237
Arkema	1,821	212,616
AtoS	2,359	213,734
AXA SA	54,500	1,517,694
BNP Paribas SA	29,986	2,339,125
Bouygues SA	5,837	220,731
Bureau Veritas SA	6,962	203,254
Cap Gemini SA	4,511	305,329
Carrefour SA	18,622	739,169
Casino Guichard-Perrachon SA	1,798	207,464
CGG (b)	4,520	78,444
Christian Dior SA	1,658	313,828
Cie Generale des Etablissements Michelin	5,613	597,227
CNP Assurances	4,633	95,005
Compagnie de Saint-Gobain	12,565	692,168
Credit Agricole SA (b)	30,125	386,170
Danone SA	17,270	1,245,890
Dassault Systemes SA	2,022	250,990
Edenred	6,563	219,745
EDF SA	7,259	256,803
Essilor International SA	6,242	664,194
Eurazeo	895	70,194
European Aeronautic Defence and Space Co. NV	17,883	1,372,881
Eutelsat Communications SA	4,264	133,047
Fonciere Des Regions	988	85,289
Common Stocks	Shares	Value
France (concluded)
GDF Suez	40,163	$944,610
Gecina SA	595	78,782
Groupe Eurotunnel SA, Registered Shares	17,499	183,972
ICADE	960	89,367
Iliad SA	760	155,717
Imerys SA	980	85,307
JCDecaux SA	2,294	94,703
Kering	2,301	486,386
Klepierre	3,116	144,434
L’Oreal SA	7,397	1,299,008
Lafarge SA	5,614	421,386
Lagardere S.C.A.	3,531	131,260
Legrand SA	8,073	444,923
LVMH Moet Hennessy Louis Vuitton SA	7,705	1,407,657
Natixis	29,406	173,002
Orange SA	56,154	697,159
Pernod- Ricard SA	6,446	734,400
Publicis Groupe SA	5,525	506,229
Remy Cointreau SA	675	56,700
Renault SA	5,781	465,234
Rexel SA	6,517	171,029
Safran SA	8,344	580,145
Sanofi	36,231	3,869,282
Schneider Electric SA	16,139	1,407,990
SCOR SE	4,920	179,956
SES SA	8,496	275,240
Societe BIC SA	914	112,014
Societe Generale SA	21,787	1,266,924
Sodexo	2,826	286,579
Suez Environnement Co.	8,381	150,297
Technip SA	3,054	293,980
Thales SA	2,836	182,762
Total SA	65,039	3,992,055
Unibail-Rodamco SE	2,882	738,539
Valeo SA	2,157	239,042
Vallourec SA	3,230	176,216
Veolia Environnement SA	10,744	175,475
Vinci SA	14,588	958,887
Vivendi SA	36,640	966,468
Wendel SA	996	145,179
Zodiac Aerospace	1,076	190,678

		40,213,081
Germany — 6.8%
Adidas AG	6,315	805,275
Allianz SE, Registered Shares	13,795	2,482,074
Axel Springer AG (a)	1,426	91,807
BASF SE	27,833	2,970,723
Bayer AG, Registered Shares	25,035	3,515,176
Bayerische Motoren Werke AG	9,879	1,160,117
Bayerische Motoren Werke AG, Preference Shares	1,750	149,647
Beiersdorf AG	3,052	309,426
Brenntag AG	1,539	285,632
Celesio AG	2,282	72,355
Commerzbank AG (b)	29,059	469,111
Continental AG	3,293	723,437
Daimler AG, Registered Shares	29,061	2,522,042
Deutsche Bank AG, Registered Shares	30,836	1,481,405
Deutsche Boerse AG	5,867	486,221
Deutsche Lufthansa AG, Registered Shares (b)	6,853	145,260
Deutsche Post AG, Registered Shares	27,486	1,003,925

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Deutsche Telekom AG, Registered Shares	87,749	$1,511,931
Deutsche Wohnen AG	9,162	176,911
E.ON SE	54,172	1,001,526
Fraport AG Frankfurt Airport Services Worldwide	1,067	79,956
Fresenius Medical Care AG & Co. KGaA	6,519	464,973
Fresenius SE & Co. KGaA	3,786	582,190
GEA Group AG	5,334	254,354
Hannover Rueck SE	1,911	164,290
HeidelbergCement AG	4,139	314,296
Henkel AG & Co. KGaA	3,961	412,970
Henkel AG & Co. KGaA, Preference Shares	5,395	627,085
Hochtief AG	830	71,033
Hugo Boss AG	972	138,438
Infineon Technologies AG	32,713	349,424
K+S AG, Registered Shares	5,123	157,853
Kabel Deutschland Holding AG	723	93,714
Lanxess AG	2,476	165,445
Linde AG	5,628	1,178,424
MAN SE	1,038	127,447
Merck KGaA	1,943	348,628
Metro AG	3,863	187,278
Muenchener Rueckversicherungs AG, Registered Shares	5,424	1,196,371
Osram Licht AG (a)(b)	2,581	145,578
Porsche Automobil Holding SE, Preference Shares	4,548	474,772
ProSiebenSat.1 Media AG, Registered Shares	5,585	277,328
RWE AG	14,636	536,248
SAP AG	28,063	2,433,667
Siemens AG, Registered Shares	24,022	3,293,861
Sky Deutschland AG (b)	13,263	146,596
Suedzucker AG (a)	2,213	59,784
Telefonica Deutschland Holding AG	10,129	83,712
ThyssenKrupp AG (b)	12,645	308,349
United Internet AG, Registered Shares	3,565	151,976
Volkswagen AG	818	222,101
Volkswagen AG, Preference Shares	4,414	1,242,182

		37,654,324
Greece — 0.1%
Alpha Bank AE (b)	49,096	42,664
Folli Follie SA (b)	1,180	37,986
Hellenic Petroleum SA	2,918	30,464
Hellenic Telecommunications Organization SA (b)	8,320	110,815
JUMBO SA (b)	3,896	62,122
National Bank of Greece SA (b)	10,416	55,920
OPAP SA	5,547	73,859
Piraeus Bank SA (b)	31,050	65,648
Public Power Corp. SA	4,210	62,576
Titan Cement Co. SA (b)	1,790	48,757

		590,811
Hong Kong — 2.6%
AIA Group Ltd.	367,000	1,847,290
ASM Pacific Technology Ltd.	6,300	52,728
Bank of East Asia Ltd.	38,800	164,707
Beijing Enterprises Water Group, Ltd.	52,000	32,740
Belle International Holdings Ltd.	141,000	163,808
BOC Hong Kong Holdings Ltd.	115,000	369,341
Cathay Pacific Airways Ltd.	32,000	67,804
Cheung Kong Holdings Ltd.	43,000	680,293
Cheung Kong Infrastructure Holdings Ltd.	20,000	126,423
Common Stocks	Shares	Value
Hong Kong (continued)
China Agri-Industries Holdings Ltd.	43,100	$21,542
China Everbright International, Ltd.	67,000	90,009
China Everbright Ltd.	30,000	47,595
China Gas Holdings Ltd.	58,000	85,383
China Merchants Holdings International Co. Ltd.	32,000	117,234
China Overseas Grand Oceans Group Ltd. (a)	28,000	26,783
China Overseas Land & Investment Ltd.	124,000	350,008
China Resources Cement Holdings Ltd.	64,000	43,120
China Resources Enterprise Ltd.	36,000	119,763
China Resources Gas Group Ltd.	24,000	83,697
China Resources Land Ltd.	60,000	149,277
China Resources Power Holdings Co., Ltd.	58,000	137,660
China State Construction International Holdings Ltd. (a)	60,000	107,843
China Taiping Insurance Holdings Co. Ltd. (b)	23,200	47,500
CITIC Pacific Ltd.	47,000	72,076
CLP Holdings Ltd.	53,500	423,151
COSCO Pacific Ltd.	56,000	77,078
ENN Energy Holdings Ltd.	24,000	177,873
Far East Horizon Ltd.	56,000	47,957
First Pacific Co., Ltd.	62,000	70,692
Franshion Properties China Ltd.	130,000	45,406
Galaxy Entertainment Group Ltd. (b)	65,000	585,212
Geely Automobile Holdings Ltd.	180,000	87,397
GOME Electrical Appliances Holding, Ltd.	266,000	49,185
Guangdong Investment Ltd.	84,000	82,177
Haier Electronics Group Co., Ltd.	25,000	72,657
Hanergy Solar Group, Ltd. (a)(b)	370,000	37,695
Hang Lung Properties Ltd.	62,000	196,533
Hang Seng Bank Ltd.	23,900	388,173
Henderson Land Development Co., Ltd.	33,000	188,659
HKT Trust/HKT Ltd.	81,000	80,146
Hong Kong & China Gas Co., Ltd.	173,860	399,180
Hong Kong Exchanges & Clearing Ltd.	28,100	469,701
Hopewell Holdings Ltd.	14,500	49,167
Hutchison Whampoa Ltd.	66,000	899,300
Hysan Development Co., Ltd.	20,000	86,335
Kerry Properties Ltd.	16,500	57,452
Kingboard Chemical Holdings Ltd.	18,200	47,635
Kunlun Energy Co., Ltd.	96,000	169,694
Lee & Man Paper Manufacturing Ltd.	34,000	22,472
Li & Fung Ltd.	172,000	222,330
The Link REIT	70,500	341,929
MGM China Holdings Ltd.	26,800	114,701
MTR Corp.	42,000	159,189
New World China Land Ltd.	36,000	17,420
New World Development Co., Ltd.	112,000	141,820
Nine Dragons Paper Holdings Ltd.	59,000	51,535
NWS Holdings Ltd.	52,186	79,653
PCCW Ltd.	141,000	63,097
Poly Property Group Co., Ltd.	74,000	39,658
Power Assets Holdings Ltd.	42,000	334,339
Sands China Ltd.	73,600	603,176
Shanghai Industrial Holdings, Ltd.	15,000	54,977
Shangri-La Asia Ltd.	48,000	93,721
Shougang Fushan Resources Group, Ltd. (a)	102,000	35,862
Sino Biopharmaceutical Ltd.	80,000	63,594
Sino Land Co., Ltd.	84,800	116,294
SJM Holdings Ltd.	63,000	211,772
Sun Art Retail Group Ltd.	68,500	96,741
Sun Hung Kai Properties Ltd.	49,000	622,759

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	23

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hong Kong (concluded)
Swire Pacific Ltd., Class A	21,500	$252,618
Swire Properties Ltd.	35,000	88,633
Wharf Holdings Ltd.	47,000	360,027
Wheelock & Co., Ltd.	29,000	133,599
Wynn Macau Ltd.	45,200	205,463
Yingde Gases (a)	44,500	46,684
Yue Yuen Industrial Holdings Ltd.	19,000	63,531
Yuexiu Property Co., Ltd.	200,000	49,421

		14,480,094
Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	1,468	98,363
OTP Bank Rt.	6,190	117,605
Richter Gedeon Nyrt	4,368	88,796

		304,764
Indonesia — 0.5%
Adaro Energy Tbk PT	469,000	42,138
Astra Agro Lestari Tbk PT	11,500	23,741
Astra International Tbk PT	598,500	335,192
Bank Central Asia Tbk PT	368,000	291,109
Bank Danamon Indonesia Tbk PT	126,000	39,155
Bank Mandiri Persero Tbk PT	245,000	158,567
Bank Negara Indonesia Persero Tbk PT	211,500	68,891
Bank Rakyat Indonesia Persero Tbk PT	324,000	193,661
Bumi Serpong Damai PT	302,500	32,089
Charoen Pokphand Indonesia Tbk PT	189,500	52,718
Global Mediacom Tbk PT	304,200	47,542
Gudang Garam Tbk PT	18,000	62,257
Indo Tambangraya Megah Tbk PT	15,500	36,373
Indocement Tunggal Prakarsa Tbk PT	40,500	66,714
Indofood CBP Sukses Makmur Tbk PT	47,500	39,886
Indofood Sukses Makmur Tbk PT	147,500	80,158
Jasa Marga Persero Tbk PT	71,000	27,608
Kalbe Farma Tbk PT	661,000	68,084
Lippo Karawaci Tbk PT	780,000	58,396
Matahari Department Store Tbk PT (b)	51,000	46,154
Media Nusantara Citra Tbk PT	179,062	38,790
Perusahaan Gas Negara Persero Tbk PT	321,000	118,325
Semen Indonesia Persero Tbk PT	85,500	99,702
Surya Citra Media Tbk PT	84,000	18,125
Tambang Batubara Bukit Asam Persero Tbk PT	29,500	24,782
Telekomunikasi Indonesia Persero Tbk PT	1,356,000	239,997
Tower Bersama Infrastructure Tbk PT	38,000	18,135
Unilever Indonesia Tbk PT	45,500	97,476
United Tractors Tbk PT	49,500	77,481
XL Axiata Tbk PT	82,000	35,082

		2,538,328
Ireland — 0.4%
Bank of Ireland (b)	705,067	245,734
CRH PLC	23,032	583,674
James Hardie Industries SE	13,049	151,444
Kerry Group PLC, Class A	5,092	353,755
Perrigo Co. PLC	1,318	202,197
Shire PLC	16,784	790,983

		2,327,787
Israel — 0.3%
Bank Hapoalim BM	33,357	186,902
Bank Leumi Le-Israel (b)	33,909	138,471
Bezeq The Israeli Telecommunication Corp. Ltd.	53,977	91,537
Common Stocks	Shares	Value
Israel (concluded)
Delek Group Ltd.	139	$53,096
Israel Chemicals Ltd.	13,348	111,338
The Israel Corp. Ltd. (b)	89	46,866
Mizrahi Tefahot Bank Ltd.	4,765	62,370
NICE Systems Ltd.	2,195	89,760
Teva Pharmaceutical Industries Ltd.	25,464	1,018,850

		1,799,190
Italy — 1.6%
Assicurazioni Generali SpA	35,459	833,083
Atlantia SpA	11,826	264,900
Banca Monte dei Paschi di Siena SpA (a)(b)	228,519	55,000
Enel Green Power SpA	51,006	128,322
Enel SpA	199,446	870,262
ENI SpA	77,364	1,869,396
Exor SpA	3,145	125,001
Fiat SpA (b)	24,991	204,549
Finmeccanica SpA (a)(b)	11,127	84,460
Intesa Sanpaolo SpA	352,240	866,405
Luxottica Group SpA	5,139	275,406
Mediobanca SpA (b)	15,181	132,755
Pirelli & C SpA	7,043	121,845
Prysmian SpA	6,221	160,172
Saipem SpA (a)	8,360	179,285
Snam SpA	61,973	346,389
Telecom Italia SpA	281,326	280,526
Telecom Italia SpA, Non-Convertible Savings Shares	210,100	164,852
Tenaris SA	14,320	312,039
Terna — Rete Elettrica Nazionale SpA	48,158	240,505
UniCredit SpA	131,433	969,535
Unione di Banche Italiane ScpA	25,928	175,773

		8,660,460
Japan — 15.1%
ABC-Mart, Inc.	900	39,320
Acom Co., Ltd. (a)(b)	13,800	47,020
Advantest Corp.	3,600	44,858
Aeon Co., Ltd.	17,600	238,597
AEON Financial Service Co., Ltd.	1,700	45,586
Aeon Mall Co., Ltd.	3,090	86,561
Air Water, Inc.	4,000	54,212
Aisin Seiki Co., Ltd.	5,400	219,543
Ajinomoto Co., Inc.	19,000	275,057
Alfresa Holdings Corp.	1,000	49,635
Amada Co., Ltd.	11,000	97,145
ANA Holdings, Inc. (FKA All Nippon Airways Co., Ltd.) (a)	38,000	75,919
Aozora Bank Ltd.	30,000	85,017
Asahi Glass Co., Ltd. (a)	32,000	199,257
Asahi Group Holdings Ltd.	11,700	330,170
Asahi Kasei Corp.	38,000	298,065
Asics Corp.	4,800	82,043
Astellas Pharma, Inc.	13,200	782,586
The Bank of Kyoto Ltd.	8,000	66,878
The Bank of Yokohama Ltd.	36,000	200,852
Benesse Holdings, Inc.	1,900	76,331
Bridgestone Corp.	19,600	742,583
Brother Industries Ltd.	6,500	88,910
Calbee, Inc. (a)	2,400	58,285
Canon, Inc. (a)	34,400	1,097,649
Casio Computer Co., Ltd.	6,400	78,425

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Central Japan Railway Co.	4,400	$518,549
The Chiba Bank Ltd.	22,000	148,470
Chiyoda Corp.	4,000	58,066
Chubu Electric Power Co., Inc.	19,000	245,629
Chugai Pharmaceutical Co., Ltd. (a)	6,900	152,732
The Chugoku Bank Ltd.	4,000	50,841
The Chugoku Electric Power Co., Inc.	9,000	140,133
Citizen Holdings Co., Ltd.	7,900	66,653
Coca-Cola West Co., Ltd.	2,200	46,596
Credit Saison Co., Ltd.	4,900	129,174
Dai Nippon Printing Co., Ltd.	18,000	191,199
The Dai-ichi Life Insurance Co., Ltd.	25,700	430,038
Daicel Corp.	7,000	57,049
Daido Steel Co., Ltd.	9,000	44,789
Daihatsu Motor Co., Ltd.	5,500	93,295
Daiichi Sankyo Co., Ltd.	20,300	371,185
Daikin Industries Ltd.	7,200	449,299
Dainippon Sumitomo Pharma Co., Ltd.	3,900	61,086
Daito Trust Construction Co., Ltd.	2,300	215,022
Daiwa House Industry Co., Ltd.	17,000	329,378
Daiwa Securities Group, Inc.	51,000	510,793
Dena Co., Ltd. (a)	2,700	56,917
Denso Corp.	14,700	776,581
Dentsu, Inc.	6,300	257,661
Don Quijote Co., Ltd.	1,500	90,930
East Japan Railway Co.	10,300	820,475
Eisai Co., Ltd.	7,200	279,051
Electric Power Development Co., Ltd.	3,400	99,133
FamilyMart Co., Ltd.	2,000	91,373
FANUC Corp.	5,900	1,081,119
Fast Retailing Co., Ltd.	1,700	702,139
Fuji Electric Co., Ltd.	19,000	89,023
Fuji Heavy Industries Ltd.	17,800	511,553
FUJIFILM Holdings Corp.	14,100	400,229
Fujitsu Ltd. (b)	56,000	290,230
Fukuoka Financial Group, Inc.	20,000	87,789
Gree, Inc. (a)	2,300	22,692
GungHo Online Entertainment, Inc. (a)(b)	13,000	93,638
The Gunma Bank Ltd.	13,000	72,636
The Hachijuni Bank Ltd.	10,000	58,377
Hakuhodo DY Holdings, Inc.	9,000	69,774
Hamamatsu Photonics KK	1,800	72,027
Hankyu Hanshin Holdings, Inc.	36,000	194,525
Hino Motors Ltd.	7,000	110,269
Hirose Electric Co., Ltd.	900	128,296
The Hiroshima Bank Ltd.	12,000	49,725
Hisamitsu Pharmaceutical Co., Inc. (a)	1,700	85,667
Hitachi Chemical Co., Ltd.	3,400	54,224
Hitachi Construction Machinery Co., Ltd.	3,100	66,335
Hitachi High-Technologies Corp.	1,600	40,283
Hitachi Ltd.	147,000	1,114,576
Hitachi Metals Ltd.	6,000	84,896
Hokkaido Electric Power Co., Inc. (b)	5,100	58,689
Hokuhoku Financial Group, Inc.	29,000	57,981
Hokuriku Electric Power Co.	4,500	61,112
Honda Motor Co., Ltd.	49,400	2,039,089
Hoya Corp.	13,100	364,336
Hulic Co., Ltd. (a)	8,000	118,394
Ibiden Co., Ltd.	3,600	67,409
Idemitsu Kosan Co., Ltd.	3,600	81,956
IHI Corp.	40,000	172,986
Common Stocks	Shares	Value
Japan (continued)
Iida Group Holdings Co., Ltd. (b)	4,100	$81,836
Inpex Corp.	26,400	338,611
Isetan Mitsukoshi Holdings Ltd.	10,900	155,169
Isuzu Motors Ltd.	34,000	212,056
ITOCHU Corp.	45,700	564,972
Itochu Techno-Solutions Corp. (a)	1,000	40,533
The Iyo Bank Ltd.	7,400	72,602
J. Front Retailing Co., Ltd.	14,000	106,208
Japan Airlines Co., Ltd.	2,000	98,663
Japan Exchange Group, Inc.	7,500	213,179
Japan Petroleum Exploration Co.	1,200	45,512
Japan Prime Realty Investment Corp.	28	89,610
Japan Real Estate Investment Corp.	38	203,302
Japan Retail Fund Investment Corp.	70	142,428
The Japan Steel Works Ltd.	11,000	61,639
Japan Tobacco, Inc.	33,400	1,086,794
JFE Holdings, Inc.	14,800	352,684
JGC Corp.	7,000	274,707
The Joyo Bank Ltd.	20,000	102,264
JSR Corp.	5,400	104,668
JTEKT Corp.	6,200	105,790
JX Holdings, Inc.	68,000	350,162
Kajima Corp.	24,000	90,264
Kakaku.com, Inc.	5,200	91,345
Kamigumi Co., Ltd.	7,000	64,228
Kaneka Corp.	7,000	45,963
The Kansai Electric Power Co., Inc. (b)	20,800	239,394
Kansai Paint Co., Ltd. (a)	7,000	103,515
Kao Corp.	15,700	494,264
Kawasaki Heavy Industries Ltd.	45,000	188,990
KDDI Corp. (a)	16,400	1,010,490
Keikyu Corp. (a)	13,000	107,186
Keio Corp.	17,000	113,287
Keisei Electric Railway Co., Ltd.	7,000	64,409
Keyence Corp.	1,420	608,023
Kikkoman Corp.	4,000	75,633
Kinden Corp.	5,000	52,348
Kintetsu Corp.	55,000	192,987
Kirin Holdings Co., Ltd.	27,000	388,839
Kobe Steel Ltd. (b)	75,000	128,579
Koito Manufacturing Co., Ltd.	3,000	57,323
Komatsu Ltd.	28,100	576,929
Konami Corp. (a)	2,900	67,059
Konica Minolta Holdings, Inc.	14,500	144,903
Kubota Corp.	33,000	547,379
Kuraray Co., Ltd.	10,400	124,143
Kurita Water Industries Ltd. (a)	2,800	58,086
Kyocera Corp.	9,900	494,916
Kyowa Hakko Kirin Co., Ltd.	5,000	55,175
Kyushu Electric Power Co., Inc. (b)	12,900	164,756
Lawson, Inc.	1,800	134,705
LIXIL Group Corp.	8,100	222,364
M3, Inc.	23	57,600
Mabuchi Motor Co., Ltd.	500	29,753
Makita Corp.	3,400	178,815
Marubeni Corp.	50,000	359,954
Marui Group Co., Ltd.	6,500	66,114
Maruichi Steel Tube Ltd.	1,400	35,363
Mazda Motor Corp. (b)	82,000	424,929
McDonald’s Holdings Co. Japan Ltd. (a)	2,500	63,841

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	25

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Medipal Holdings Corp.	3,000	$39,604
Meiji Holdings Co., Ltd.	1,800	115,699
Miraca Holdings, Inc.	2,000	94,353
Mitsubishi Chemical Holdings Corp.	42,500	196,679
Mitsubishi Corp.	42,700	819,751
Mitsubishi Electric Corp.	59,000	741,893
Mitsubishi Estate Co., Ltd.	38,000	1,137,189
Mitsubishi Gas Chemical Co., Inc.	11,000	81,089
Mitsubishi Heavy Industries Ltd.	92,000	569,808
Mitsubishi Logistics Corp.	4,000	63,322
Mitsubishi Materials Corp.	38,000	140,465
Mitsubishi Motors Corp. (b)	13,000	139,858
Mitsubishi Tanabe Pharma Corp.	6,200	86,471
Mitsubishi UFJ Financial Group, Inc.	386,600	2,566,790
Mitsubishi UFJ Lease & Finance Co., Ltd.	16,200	99,595
Mitsui & Co., Ltd.	52,700	734,698
Mitsui Chemicals, Inc.	27,000	65,286
Mitsui Fudosan Co., Ltd.	26,000	937,837
Mitsui OSK Lines Ltd.	33,000	148,935
Mizuho Financial Group, Inc.	698,900	1,517,334
MS&AD Insurance Group Holdings, Inc.	15,300	411,248
Murata Manufacturing Co., Ltd.	6,200	551,386
Nabtesco Corp. (a)	3,000	69,236
Namco Bandai Holdings, Inc.	5,300	117,673
NEC Corp.	89,000	200,891
Nexon Co., Ltd.	4,300	39,732
NGK Insulators Ltd.	8,000	152,247
NGK Spark Plug Co., Ltd.	5,000	118,503
NHK Spring Co., Ltd.	5,600	63,272
Nidec Corp.	3,000	295,544
Nikon Corp.	10,800	206,396
Nintendo Co., Ltd.	3,300	441,717
Nippon Building Fund, Inc.	44	255,649
Nippon Electric Glass Co., Ltd.	9,000	47,278
Nippon Express Co., Ltd.	24,000	116,175
Nippon Meat Packers, Inc.	5,000	85,938
Nippon Paint Co., Ltd.	6,000	99,829
Nippon Prologis REIT, Inc.	8	76,632
Nippon Steel & Sumitomo Metal	230,475	772,968
Nippon Telegraph & Telephone Corp.	11,500	619,395
Nippon Yusen KK	51,000	163,069
The Nishi-Nippon City Bank Ltd.	22,000	59,267
Nissan Motor Co., Ltd.	74,900	627,662
Nisshin Seifun Group, Inc.	5,200	53,780
Nissin Foods Holdings Co., Ltd.	1,500	63,302
Nitori Holdings Co., Ltd.	1,000	94,677
Nitto Denko Corp.	4,800	202,966
NKSJ Holdings, Inc.	9,900	275,553
NOK Corp.	2,000	32,758
Nomura Holdings, Inc.	110,100	850,832
Nomura Real Estate Holdings, Inc.	3,700	83,372
Nomura Real Estate Office Fund, Inc.	12	55,771
Nomura Research Institute Ltd.	3,700	116,930
NSK Ltd.	15,000	186,935
NTT Data Corp.	4,000	147,774
NTT DoCoMo, Inc.	46,500	765,682
NTT Urban Development Corp.	2,400	27,665
Obayashi Corp.	19,000	108,372
Odakyu Electric Railway Co., Ltd.	19,000	171,833
Oji Holdings Corp.	22,000	112,847
Olympus Corp. (b)	7,000	222,017
Common Stocks	Shares	Value
Japan (continued)
Omron Corp.	6,000	$265,160
Ono Pharmaceutical Co., Ltd.	2,600	227,904
Oracle Corp. Japan	1,400	51,176
Oriental Land Co., Ltd.	1,600	230,742
ORIX Corp.	38,500	676,517
Osaka Gas Co., Ltd.	58,000	227,802
Otsuka Corp.	400	51,102
Otsuka Holdings Co., Ltd.	10,800	311,838
Panasonic Corp.	66,900	779,867
Park24 Co., Ltd.	3,700	69,778
Rakuten, Inc.	22,100	329,808
Resona Holdings, Inc.	54,400	277,574
Ricoh Co., Ltd.	21,000	223,331
Rinnai Corp.	900	70,117
Rohm Co., Ltd.	3,000	146,331
Sankyo Co., Ltd.	1,400	64,570
Sanrio Co., Ltd.	1,500	63,161
Santen Pharmaceutical Co., Ltd.	2,300	107,162
SBI Holdings, Inc.	6,850	104,013
Secom Co., Ltd.	6,400	386,144
Sega Sammy Holdings, Inc.	5,700	145,265
Sekisui Chemical Co., Ltd.	13,000	159,530
Sekisui House Ltd.	17,000	237,884
Seven & I Holdings Co., Ltd.	22,900	911,796
Seven Bank Ltd. (a)	17,100	66,879
Sharp Corp. (b)	43,000	136,908
Shikoku Electric Power Co., Inc. (a)(b)	5,300	79,481
Shimadzu Corp.	6,000	52,236
Shimamura Co., Ltd.	600	56,242
Shimano, Inc.	2,400	206,038
Shimizu Corp.	16,000	80,849
Shin-Etsu Chemical Co., Ltd.	12,500	731,116
Shinsei Bank Ltd.	46,000	112,604
Shionogi & Co., Ltd.	9,100	197,558
Shiseido Co., Ltd.	11,100	178,503
The Shizuoka Bank Ltd.	17,000	181,583
Showa Denko KK (a)	39,000	55,314
Showa Shell Sekiyu KK (a)	7,100	72,171
SMC Corp.	1,600	403,821
Softbank Corp.	29,200	2,562,322
Sojitz Corp.	36,100	64,273
Sony Corp. (a)	30,600	527,492
Sony Financial Holdings, Inc.	4,700	85,614
Stanley Electric Co., Ltd.	4,000	91,703
Sumco Corp.	4,300	37,934
Sumitomo Chemical Co., Ltd.	48,000	188,392
Sumitomo Corp.	34,000	427,316
Sumitomo Electric Industries Ltd.	22,800	381,125
Sumitomo Heavy Industries Ltd.	18,000	82,941
Sumitomo Metal Mining Co., Ltd.	16,000	209,653
Sumitomo Mitsui Financial Group, Inc.	38,700	2,012,531
Sumitomo Mitsui Trust Holdings, Inc.	101,000	534,412
Sumitomo Realty & Development Co., Ltd.	11,000	548,102
Sumitomo Rubber Industries Ltd.	4,300	61,209
Suntory Beverage & Food Ltd.	3,600	114,848
Suruga Bank Ltd.	5,000	89,786
Suzuken Co., Ltd.	2,500	80,982
Suzuki Motor Corp.	10,900	293,718
Sysmex Corp.	2,000	118,130
T&D Holdings, Inc.	17,600	246,340
Taiheiyo Cement Corp.	36,000	138,447

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Taisei Corp. (a)	30,000	$136,527
Taisho Pharmaceutical Holdings Co., Ltd.	800	54,991
Taiyo Nippon Sanso Corp.	8,000	56,964
Takashimaya Co., Ltd.	7,000	69,844
Takeda Pharmaceutical Co., Ltd.	24,000	1,100,761
TDK Corp.	3,800	182,301
Teijin Ltd.	23,000	51,231
Terumo Corp.	4,800	231,742
THK Co., Ltd.	3,300	82,419
Tobu Railway Co., Ltd.	31,000	150,317
Toho Co., Ltd.	3,200	70,399
Toho Gas Co., Ltd. (a)	10,000	48,679
Tohoku Electric Power Co., Inc. (b)	13,800	155,459
Tokio Marine Holdings, Inc.	21,000	702,863
The Tokyo Electric Power Co., Inc. (b)	41,900	206,445
Tokyo Electron Ltd.	5,100	281,024
Tokyo Gas Co., Ltd.	73,000	359,795
Tokyo Tatemono Co., Ltd.	12,000	133,440
Tokyu Corp.	33,000	213,810
Tokyu Fudosan Holdings Corp. (b)	15,900	149,473
TonenGeneral Sekiyu KK (a)	10,000	91,760
Toppan Printing Co., Ltd.	15,000	120,069
Toray Industries, Inc.	43,000	297,861
Toshiba Corp.	122,000	513,597
Toto Ltd.	8,000	126,889
Toyo Seikan Kaisha Ltd.	4,900	105,488
Toyo Suisan Kaisha Ltd.	3,000	90,122
Toyoda Gosei Co., Ltd.	2,300	53,580
Toyota Boshoku Corp.	2,400	30,008
Toyota Industries Corp.	4,600	207,941
Toyota Motor Corp.	83,600	5,097,515
Toyota Tsusho Corp.	6,600	163,673
Trend Micro, Inc.	3,700	129,659
Tsumura & Co.	2,200	58,300
Ube Industries Ltd.	29,000	62,113
Unicharm Corp.	3,500	199,705
United Urban Investment Corp.	66	94,864
USS Co., Ltd.	5,900	80,927
West Japan Railway Co.	5,200	225,308
Yahoo! Japan Corp.	43,800	244,246
Yakult Honsha Co., Ltd.	2,800	141,479
Yamada Denki Co., Ltd.	25,000	81,774
Yamaguchi Financial Group, Inc.	7,000	64,912
Yamaha Corp.	4,500	71,543
Yamaha Motor Co., Ltd.	8,600	129,296
Yamato Holdings Co., Ltd.	10,600	214,367
Yamato Kogyo Co., Ltd.	1,300	41,576
Yamazaki Baking Co., Ltd. (a)	4,000	41,033
Yaskawa Electric Corp.	7,000	110,919
Yokogawa Electric Corp.	6,400	98,399
The Yokohama Rubber Co., Ltd.	7,000	68,835

		84,056,631
Luxembourg — 0.0%
RTL Group SA	1,179	152,602
Malaysia — 0.8%
AirAsia Bhd	44,500	29,928
Alliance Financial Group Bhd	46,400	67,489
AMMB Holdings Bhd	60,300	133,440
Astro Malaysia Holdings Bhd	56,600	51,894
Common Stocks	Shares	Value
Malaysia (concluded)
Axiata Group Bhd	77,800	$164,057
Berjaya Sports Toto Bhd	14,208	17,568
British American Tobacco Malaysia Bhd	4,500	88,090
Bumi Armada Bhd (b)	43,400	53,397
CIMB Group Holdings Bhd	127,700	297,648
Dialog Group BHD	20,900	22,874
DiGi.Com Bhd	98,000	148,505
Felda Global Ventures Holdings Bhd	44,500	61,049
Gamuda Bhd	59,100	86,699
Genting Bhd	59,600	186,935
Genting Malaysia Bhd	83,500	111,787
Genting Plantations Bhd	10,000	33,762
Hong Leong Bank Bhd	20,540	90,387
Hong Leong Financial Group Bhd	7,000	33,126
IHH Healthcare Bhd (b)	84,300	99,420
IJM Corp. Bhd	29,100	52,297
IOI Corp. Bhd	78,800	113,417
IOI Properties Group Sdn Bhd (b)	51,649	43,994
Kuala Lumpur Kepong Bhd	13,300	101,105
Lafarge Malayan Cement Bhd	15,000	39,246
Malayan Banking Bhd	125,900	382,635
Malaysia Airports Holdings Bhd	20,900	57,426
Maxis Bhd	64,400	143,031
MISC Bhd (b)	41,900	72,991
MMC Corp. Bhd	32,500	28,576
Parkson Holdings Bhd	24,900	20,905
Petronas Chemicals Group Bhd	90,000	190,299
Petronas Dagangan Bhd	8,900	85,499
Petronas Gas Bhd	17,000	126,113
PPB Group Bhd	12,600	62,177
Public Bank Bhd	29,700	177,175
RHB Capital Bhd	12,900	31,146
Sapurakencana Petroleum Bhd (b)	115,900	173,622
Sime Darby Bhd	81,200	236,214
Telekom Malaysia Bhd	35,000	59,326
Tenaga Nasional Bhd	81,600	283,772
UEM Land Holdings Bhd	54,900	39,642
UMW Holdings Bhd	17,800	65,625
YTL Corp. Bhd	168,360	83,345
YTL Power International Bhd	85,100	49,151

		4,496,784
Mexico — 1.1%
Alfa SAB de CV, Series A	85,600	240,085
America Movil SAB de CV, Series L	1,075,600	1,253,830
Arca Continental SAB de CV	7,872	49,228
Cemex SAB de CV (b)	336,300	395,117
Coca-Cola Femsa SAB de CV, Series L	12,800	154,818
Compartamos SAB de CV	30,300	56,671
Controladora Comercial Mexicana SAB de CV	12,600	53,945
El Puerto de Liverpool SAB de CV, Series C1	6,800	77,638
Fibra Uno Administracion SA de CV	41,000	131,323
Fomento Economico Mexicano SAB de CV	58,500	566,339
Genomma Lab Internacional SAB de CV, Series B, Series B (b)	21,500	60,302
Grupo Aeroportuario del Pacifico SAB de CV, Series B	11,400	60,944
Grupo Aeroportuario del Sureste SAB de CV, Series B	5,900	73,765
Grupo Bimbo SAB de CV, Series A	49,000	150,867
Grupo Carso SAB de CV, Series A1	20,000	106,384

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	27

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico (concluded)
Grupo Comercial Chedraui SA de CV	10,900	$38,511
Grupo Financiero Banorte SAB de CV, Series O, Series O	75,400	527,595
Grupo Financiero Inbursa SAB de CV, Series O	72,900	206,196
Grupo Financiero Santander Mexico SAB de CV, Series B	55,700	151,446
Grupo Mexico SAB de CV, Series B	114,523	379,185
Grupo Televisa SAB CPO	77,400	466,540
Industrias CH SAB de CV, Series B (b)	6,800	45,868
Industrias Penoles SAB de CV	4,095	101,675
Kimberly-Clark de Mexico SAB de CV, Series A	46,900	133,194
Mexichem SAB de CV	31,330	129,001
Minera Frisco SAB de CV, Series A1 (b)	22,100	45,583
OHL Mexico SAB de CV (b)	21,600	55,305
Promotora y Operadora de Infraestructura SAB de C.V. (b)	7,300	87,232
Wal-Mart de Mexico SAB de CV, Series V	158,300	415,376

		6,213,963
Netherlands — 2.1%
Aegon NV	54,088	512,566
Akzo Nobel NV	7,257	562,751
ASML Holding NV	10,925	1,023,253
CNH Industrial NV (b)	28,563	325,552
Corio NV	1,731	77,682
Delta Lloyd NV	5,502	136,636
Fugro NV CVA	2,114	126,103
Gemalto NV	174	19,150
Gemalto NV (a)	2,205	242,704
Heineken Holding NV	3,119	197,432
Heineken NV	6,962	470,538
ING Groep NV CVA (b)	116,286	1,624,344
Koninklijke Ahold NV	30,502	548,156
Koninklijke Boskalis Westminster NV (a)	2,565	135,672
Koninklijke DSM NV	4,727	372,007
Koninklijke KPN NV (b)	96,531	311,900
Koninklijke Philips Electronics NV	29,647	1,091,637
Koninklijke Vopak NV	2,103	123,114
OCI NV (b)	2,690	121,140
QIAGEN NV (b)	7,100	165,757
Randstad Holding NV	3,629	235,497
Reed Elsevier NV	21,083	448,093
STMicroelectronics NV	18,757	150,575
TNT Express NV	9,963	92,670
Unilever NV CVA	49,340	1,983,727
Wolters Kluwer NV	8,963	255,933
Ziggo NV	4,580	209,434

		11,564,023
New Zealand — 0.1%
Auckland International Airport Ltd.	34,480	100,137
Contact Energy Ltd.	8,655	36,543
Fletcher Building Ltd.	22,652	158,736
Ryman Healthcare Ltd.	11,787	76,149
Telecom Corp. of New Zealand Ltd.	56,516	107,278

		478,843
Norway — 0.6%
Aker Solutions ASA	5,281	94,549
DnB NOR ASA	29,339	526,581
Gjensidige Forsikring ASA	5,917	113,167
Common Stocks	Shares	Value
Norway (concluded)
Norsk Hydro ASA	42,060	$188,156
Orkla ASA	22,372	174,868
Seadrill Ltd.	11,357	465,460
Statoil ASA	33,790	821,655
Subsea 7 SA	7,706	147,731
Telenor ASA	20,645	493,283
Yara International ASA	5,122	220,903

		3,246,353
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	4,924	55,247
Credicorp Ltd.	2,029	269,309
Southern Copper Corp.	4,988	143,206

		467,762
Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	67,710	83,380
Aboitiz Power Corp.	66,600	51,110
Alliance Global Group, Inc.	74,700	43,597
Ayala Corp.	5,080	59,455
Ayala Land, Inc.	167,100	93,621
Bank of the Philippine Islands	26,610	51,068
BDO Unibank, Inc.	42,304	65,629
DMCI Holdings, Inc.	29,000	36,650
Energy Development Corp.	253,900	30,568
Globe Telecom, Inc.	845	31,283
International Container Terminal Services, Inc.	25,800	59,393
JG Summit Holdings, Inc.	21,093	18,348
Jollibee Foods Corp.	12,070	47,171
Metro Pacific Investments Corp.	452,000	44,151
Metropolitan Bank & Trust	11,063	18,910
Philippine Long Distance Telephone Co.	1,485	89,329
SM Investments Corp.	4,115	66,114
SM Prime Holdings, Inc.	177,450	58,914
Universal Robina Corp.	25,140	64,220

		1,012,911
Poland — 0.4%
Alior Bank SA (a)(b)	1,575	42,493
Bank Handlowy w Warszawie SA	1,177	40,783
Bank Millennium SA (b)	13,346	31,621
Bank Pekao SA	3,816	226,695
Bank Zachodni WBK SA	797	102,461
BRE Bank SA	487	80,733
Cyfrowy Polsat SA (b)	6,256	41,149
Enea SA	3,084	13,890
Eurocash SA	1,745	27,585
Grupa Azoty SA	1,909	39,446
Grupa Lotos SA (b)	1,964	23,068
Jastrzebska Spolka Weglowa SA	1,221	21,483
Kernel Holding SA (b)	1,689	21,347
KGHM Polska Miedz SA	4,415	172,087
PGE SA (a)	21,950	118,209
Polski Koncern Naftowy Orlen SA	10,191	138,553
Polskie Gornictwo Naftowe i Gazownictwo SA	62,058	105,370
Powszechna Kasa Oszczednosci Bank Polski SA (a)	25,794	336,300
Powszechny Zaklad Ubezpieczen SA	1,648	244,890
Synthos SA	15,178	27,434
Tauron Polska Energia SA	36,373	52,714
Telekomunikacja Polska SA-ADR	18,817	61,041

		1,969,352

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Portugal — 0.1%
Banco Espirito Santo SA, Registered Shares (b)	48,015	$68,571
EDP — Energias de Portugal SA	61,217	224,855
Galp Energia SGPS SA	10,468	171,563
Jeronimo Martins SGPS SA	7,861	153,712
Portugal Telecom SGPS SA, Registered Shares (a)	16,586	72,206

		690,907
Russia — 1.3%
AK Transneft OAO, Preference Shares	44	115,228
Federal Grid Co. Unified Energy System JSC (b)	10,130,000	27,862
Federal Hydrogenerating Co. JSC	2,534,000	43,847
Gazprom OAO	358,750	1,526,113
Lukoil OAO	15,522	963,861
Magnit OJSC — GDR	8,416	558,974
MegaFon OAO — GDR	3,130	105,025
MMC Norilsk Nickel	1,646	270,625
Mobile Telesystems — ADR	15,455	334,292
NovaTek OAO — GDR	2,990	409,878
Rosneft Oil Co.	34,820	266,913
Rostelecom OJSC	29,700	100,213
Sberbank of Russia	328,560	1,013,919
Sberbank of Russia, Preference Shares	25,500	62,445
Severstal OAO	5,710	55,603
Sistema JSFC — GDR	3,974	127,885
Surgutneftegas OAO	199,200	172,149
Surgutneftegas OAO, Preference Shares	207,000	163,101
Tatneft	42,740	271,490
Uralkali OJSC	37,310	195,336
VTB Bank OJSC	154,910,000	234,501

		7,019,260
Singapore — 1.0%
Ascendas Real Estate Investment Trust	57,000	99,758
CapitaCommercial Trust	69,000	79,463
CapitaLand Ltd.	75,000	180,781
CapitaMall Trust	68,000	102,906
CapitaMalls Asia Ltd.	47,000	73,254
City Developments Ltd.	11,000	84,051
ComfortDelGro Corp. Ltd.	57,000	91,143
DBS Group Holdings Ltd.	52,684	715,963
Genting Singapore PLC	186,000	221,189
Global Logistic Properties Ltd.	87,000	199,572
Golden Agri-Resources Ltd.	203,000	87,879
Hutchison Port Holdings Trust	147,000	99,346
Jardine Cycle & Carriage Ltd.	4,000	114,283
Keppel Corp. Ltd.	42,000	373,071
Keppel Land Ltd.	23,000	61,051
Noble Group Ltd.	114,000	97,087
Olam International Ltd. (a)	36,000	43,914
Oversea-Chinese Banking Corp.	79,000	640,313
SembCorp Industries Ltd.	28,000	122,155
SembCorp Marine Ltd. (a)	21,000	74,249
Singapore Airlines Ltd.	15,000	123,896
Singapore Exchange Ltd.	22,000	126,865
Singapore Press Holdings Ltd. (a)	46,876	153,179
Singapore Technologies Engineering Ltd.	46,000	144,776
Singapore Telecommunications Ltd.	242,000	703,764
StarHub Ltd.	20,000	68,176
United Overseas Bank Ltd.	39,000	658,595
UOL Group Ltd.	12,000	59,063
Wilmar International Ltd.	57,000	154,828
Common Stocks	Shares	Value
Singapore (concluded)
Yangzijiang Shipbuilding Holdings Ltd.	72,000	$67,764

		5,822,334
South Africa — 1.5%
African Bank Investments Ltd. (a)	47,213	54,234
African Rainbow Minerals Ltd.	3,893	70,299
Anglo American Platinum Ltd. (b)	2,248	84,647
AngloGold Ashanti Ltd.	11,573	135,852
Aspen Pharmacare Holdings Ltd.	10,228	262,319
Assore Ltd.	1,116	36,275
Barclays Africa Group, Ltd.	9,506	120,016
Barloworld Ltd.	7,909	75,457
Bidvest Group Ltd.	8,892	227,798
Discovery Holdings Ltd.	10,534	84,962
Exxaro Resources Ltd. (a)	3,809	53,265
FirstRand Ltd.	93,614	320,808
The Foschini Group Ltd. (a)	6,626	60,584
Gold Fields Ltd.	19,450	62,179
Growthpoint Properties Ltd.	52,711	122,158
Harmony Gold Mining Co., Ltd.	15,556	39,441
Impala Platinum Holdings Ltd.	16,384	192,619
Imperial Holdings Ltd.	5,259	101,696
Investec Ltd.	7,549	53,720
Kumba Iron Ore Ltd. (a)	2,252	95,339
Liberty Holdings Ltd.	4,153	48,212
Life Healthcare Group Holdings Ltd.	27,590	110,193
Massmart Holdings Ltd.	3,891	48,251
Mediclinic International, Ltd.	11,174	81,026
MMI Holdings Ltd.	32,346	78,106
Mr. Price Group Ltd.	6,758	105,626
MTN Group Ltd.	51,139	1,059,159
Nampak Ltd. (a)	15,329	59,960
Naspers Ltd., Class N	11,947	1,250,545
Nedbank Group Ltd.	5,775	115,791
Netcare Ltd.	34,385	85,347
Northam Platinum Ltd. (b)	13,333	53,577
Pick n Pay Stores Ltd. (a)	7,638	37,925
PPC Ltd.	16,592	49,703
Redefine Properties Ltd.	77,451	71,914
Remgro Ltd.	15,173	300,969
Reunert Ltd.	6,807	44,450
RMB Holdings Ltd.	24,997	115,453
RMI Holdings	25,706	67,316
Sanlam Ltd.	51,140	259,880
Sappi Ltd. (b)	17,974	56,205
Sasol Ltd.	16,639	818,901
Shoprite Holdings Ltd.	13,600	212,967
The Spar Group Ltd.	4,305	54,044
Standard Bank Group Ltd. (a)	36,177	447,009
Steinhoff International Holdings Ltd.	38,723	166,841
Tiger Brands Ltd.	4,628	117,935
Truworths International Ltd.	12,835	94,036
Vodacom Group Ltd. (a)	11,494	145,729
Woolworths Holdings Ltd.	22,746	162,094

		8,572,832
South Korea — 3.3%
Amorepacific Corp.	106	100,494
Amorepacific Group	108	47,647
BS Financial Group, Inc.	4,690	71,254
Celltrion, Inc.	2,227	80,926

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	29

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (continued)
Cheil Industries, Inc.	1,326	$111,371
Cheil Worldwide, Inc. (b)	2,740	71,525
CJ Cheil Jedang Corp.	189	49,671
CJ Corp.	545	60,280
Coway Co., Ltd.	1,606	101,174
Daelim Industrial Co., Ltd.	786	70,224
Daewoo Engineering & Construction Co., Ltd. (b)	4,240	29,610
Daewoo International Corp.	1,160	45,492
Daewoo Securities Co., Ltd.	5,560	47,027
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,660	88,484
DGB Financial Group, Inc.	3,550	55,616
Dongbu Insurance Co., Ltd.	1,160	61,806
Doosan Corp.	275	36,388
Doosan Heavy Industries & Construction Co., Ltd.	1,516	51,001
Doosan Infracore Co., Ltd. (b)	3,880	46,470
E-Mart Co., Ltd.	630	159,331
GS Engineering & Construction Corp.	1,141	33,040
GS Holdings	1,737	94,532
Halla Visteon Climate Control Corp.	1,460	53,744
Hana Financial Group, Inc.	8,201	341,714
Hankook Tire Co., Ltd. (b)	2,179	125,556
Hanwha Chem Corp.	3,100	63,492
Hanwha Corp.	1,510	56,183
Hanwha Life Insurance Co., Ltd.	7,120	51,307
Hite Jinro Co., Ltd.	200	4,184
Hyosung Corp.	772	51,510
Hyundai Department Store Co., Ltd.	499	76,302
Hyundai Development Co-Engineering & Construction	2,140	47,157
Hyundai Engineering & Construction Co., Ltd.	2,127	122,611
Hyundai Glovis Co., Ltd.	380	83,281
Hyundai Heavy Industries Co., Ltd.	1,230	300,360
Hyundai Hysco Co., Ltd.	1,300	51,121
Hyundai Marine & Fire Insurance Co., Ltd.	2,370	73,018
Hyundai Merchant Marine Co., Ltd. (b)	2,004	21,695
Hyundai Mipo Dockyard	278	47,025
Hyundai Mobis	2,048	570,171
Hyundai Motor Co.	4,492	1,008,304
Hyundai Motor Co., Preference Shares	908	107,705
Hyundai Motor Co., Second Preference Shares	1,304	161,494
Hyundai Securities Co., Ltd.	5,100	28,331
Hyundai Steel Co.	1,613	132,247
Hyundai Wia Corp.	430	77,601
Industrial Bank of Korea	4,130	47,637
Kangwon Land, Inc.	3,220	94,547
KB Financial Group, Inc.	11,507	465,112
KCC Corp.	148	65,811
Kia Motors Corp.	7,876	419,409
Korea Aerospace Industries, Ltd.	1,410	38,791
Korea Electric Power Corp. (b)	7,730	255,292
Korea Gas Corp.	753	47,597
Korea Investment Holdings Co., Ltd.	920	35,616
Korea Zinc Co., Ltd.	285	85,972
Korean Air Lines Co., Ltd. (b)	1,216	36,142
KT Corp.	1,200	35,949
KT&G Corp.	3,282	231,800
Kumho Petro chemical Co., Ltd.	423	38,280
LG Chem Ltd.	1,416	402,769
LG Chem Ltd., Preference Shares	179	25,904
LG Corp.	2,708	164,485
LG Display Co., Ltd. (b)	6,960	168,072
Common Stocks	Shares	Value
South Korea (concluded)
LG Electronics, Inc.	3,269	$211,377
LG Household & Health Care Ltd.	273	141,956
LG Innotek Co., Ltd. (b)	412	32,753
LG Uplus Corp. (b)	7,600	77,486
Lotte Chemical Corp.	480	105,831
Lotte Confectionery Co., Ltd.	24	43,481
Lotte Shopping Co., Ltd.	320	122,582
LS Corp.	426	32,709
LS Industrial Systems Co., Ltd.	411	25,625
Mirae Asset Securities Co., Ltd.	940	34,285
NAVER Corp.	850	585,758
NCSoft Corp.	424	100,049
NHN Corp. (b)	496	45,307
OCI Co., Ltd.	468	84,902
Orion Corp.	108	97,242
POSCO	1,958	609,256
S-Oil Corp.	1,187	83,386
S1 Corp.	442	31,363
Samsung C&T Corp.	3,727	214,453
Samsung Card Co.	1,210	42,917
Samsung Electro-Mechanics Co., Ltd.	1,780	123,380
Samsung Electronics Co., Ltd.	3,341	4,353,480
Samsung Electronics Co., Ltd., Preference Shares	631	606,838
Samsung Engineering Co., Ltd.	913	57,190
Samsung Fire & Marine Insurance Co., Ltd.	1,110	272,763
Samsung Heavy Industries Co., Ltd.	5,000	180,707
Samsung Life Insurance Co., Ltd.	1,796	177,201
Samsung SDI Co., Ltd.	1,037	159,665
Samsung Securities Co., Ltd.	2,130	89,061
Samsung Techwin Co., Ltd.	911	47,036
Shinhan Financial Group Co., Ltd.	12,786	574,025
Shinsegae Co., Ltd.	221	52,933
SK C&C Co., Ltd.	797	102,091
SK Holdings Co., Ltd.	756	137,066
SK Hynix, Inc. (b)	16,160	565,237
SK Innovation Co., Ltd.	1,833	246,456
SK Networks Co., Ltd.	4,560	32,722
SK Telecom Co., Ltd.	354	77,469
Woori Finance Holdings Co., Ltd.	10,510	132,770
Woori Investment & Securities Co., Ltd.	2,300	20,953
Yuhan Corp.	261	46,331

		18,606,753
Spain — 2.4%
Abertis Infraestructuras SA	11,164	248,319
ACS Actividades de Construccion y Servicios SA	4,643	160,051
Amadeus IT Holding SA, Class A	11,773	504,300
Banco Bilbao Vizcaya Argentaria SA	175,015	2,165,029
Banco de Sabadell SA	101,313	264,550
Banco Popular Espanol SA (b)	37,490	226,445
Banco Santander SA	343,590	3,089,730
Bankia SA (b)	121,018	205,442
CaixaBank SA (a)	51,365	267,549
Cemex Latam Holdings SA (b)	6,102	46,793
Distribuidora Internacional de Alimentacion SA	18,381	164,582
Enagas SA (a)	5,609	146,517
Ferrovial SA	11,413	221,090
Gas Natural SDG SA	10,314	265,475
Grifols SA	4,520	216,297
Iberdrola SA	140,287	895,277
Inditex SA	6,599	1,089,568

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Spain (concluded)
International Consolidated Airlines Group SA (b)	30,526	$203,341
Mapfre SA (a)	34,376	147,452
Red Electrica Corp. SA (a)	3,464	231,255
Repsol SA	25,299	638,372
Telefonica SA	123,625	2,021,363
Zardoya Otis SA (a)	5,536	100,228

		13,519,025
Sweden — 2.3%
Alfa Laval AB	9,285	238,561
Assa Abloy AB, Class B	10,145	537,118
Atlas Copco AB, Class A	18,734	520,169
Atlas Copco AB, Class B	13,422	341,205
Boliden AB	7,981	122,361
Electrolux AB, Class B	7,546	197,196
Elekta AB, B Shares	11,814	180,791
Getinge AB, Class B (a)	6,035	206,868
Hennes & Mauritz AB, Class B	28,771	1,325,090
Hexagon AB, Class B	7,152	226,234
Husqvarna AB, Class B	9,926	59,769
Industrivarden AB, Class C	4,247	80,810
Investment AB Kinnevik, Class B	6,904	320,077
Investor AB, Class B	14,124	486,763
Lundin Petroleum AB (b)	7,014	136,496
Millicom International Cellular SA	1,996	198,893
Nordea Bank AB	91,868	1,238,637
Sandvik AB (a)	31,635	446,486
Scania AB, Class B	8,949	175,395
Securitas AB, Class B (a)	10,778	114,682
Skandinaviska Enskilda Banken AB, Class A	45,776	604,759
Skanska AB, Class B	11,847	242,368
SKF AB, Class B	11,812	309,774
Svenska Cellulosa AB, B Shares	17,840	549,612
Svenska Handelsbanken AB, Class A	15,040	739,469
Swedbank AB, Class A	27,351	770,458
Swedish Match AB	6,071	195,189
Tele2 AB, Class B	9,352	106,217
Telefonaktiebolaget LM Ericsson, Class B	92,338	1,127,400
TeliaSonera AB	72,152	601,777
Volvo AB, Class B	45,384	597,180

		12,997,804
Switzerland — 6.8%
ABB Ltd., Registered Shares	66,452	1,756,991
Actelion Ltd., Registered Shares (b)	2,979	252,681
Adecco SA, Registered Shares (b)	3,943	313,022
Aryzta AG	2,629	202,009
Baloise Holding AG, Registered Shares	1,387	176,862
Barry Callebaut AG, Registered Shares	76	95,504
Cie Financiere Richemont SA, Registered Shares	15,793	1,577,679
Coca-Cola HBC AG (b)	5,987	175,226
Credit Suisse Group AG, Registered Shares	45,774	1,412,739
EMS-Chemie Holding AG, Registered Shares	290	103,406
Geberit AG, Registered Shares	1,107	335,843
Givaudan SA, Registered Shares	252	360,502
Glencore Xstrata PLC (b)	321,767	1,674,010
Holcim Ltd., Registered Shares (b)	6,745	504,287
Julius Baer Group Ltd.	6,704	322,167
Kuehne & Nagel International AG, Registered Shares	1,576	207,148
Lindt & Spruengli AG	30	135,228
Lindt & Spruengli AG, Registered Shares	3	161,762
Common Stocks	Shares	Value
Switzerland (concluded)
Lonza Group AG, Registered Shares (b)	1,660	$157,755
Nestle SA, Registered Shares	97,735	7,163,000
Novartis AG, Registered Shares	69,703	5,586,647
Pargesa Holding SA, Bearer Shares	734	59,119
Partners Group Holding AG	536	142,945
Roche Holding AG	21,294	5,965,007
Schindler Holding AG, Participation Certificates (a)	1,450	213,460
Schindler Holding AG, Registered Shares	510	75,237
SGS SA, Registered Shares	162	372,965
Sika AG	69	245,878
Sonova Holding AG, Registered Shares	1,523	205,368
Sulzer AG, Registered Shares	667	107,775
The Swatch Group AG, Bearer Shares	955	632,977
The Swatch Group AG, Registered Shares	1,154	130,082
Swiss Life Holding AG, Registered Shares (b)	960	199,584
Swiss Prime Site AG, Registered Shares	1,608	124,522
Swiss Re AG (b)	10,652	981,991
Swisscom AG, Registered Shares	694	366,775
Syngenta AG, Registered Shares	2,822	1,125,122
Transocean Ltd.	10,770	527,080
UBS AG, Registered Shares (b)	110,396	2,113,790
Wolseley PLC	8,010	455,394
Zurich Insurance Group AG (b)	4,493	1,303,257

		38,022,796
Taiwan — 2.4%
Acer, Inc. (b)	64,000	39,386
Advanced Semiconductor Engineering, Inc.	186,097	173,851
Advantech Co., Ltd.	8,000	55,504
Asia Cement Corp.	56,111	72,789
Asia Pacific Telecom Co., Ltd.	33,000	17,121
Asustek Computer, Inc.	20,220	182,103
AU Optronics Corp. (b)	246,000	78,511
Catcher Technology Co., Ltd.	20,000	130,234
Cathay Financial Holding Co., Ltd.	231,415	375,791
Chailease Holding Co., Ltd.	20,800	54,928
Chang Hwa Commercial Bank	120,757	74,479
Cheng Shin Rubber Industry Co., Ltd.	47,436	124,267
Cheng Uei Precision Industry Co., Ltd.	15,079	30,311
Chicony Electronics Co., Ltd.	15,468	38,947
China Airlines Ltd. (b)	103,687	38,158
China Development Financial Holding Corp.	381,765	115,590
China Life Insurance Co., Ltd.	53,307	54,207
China Motor Corp.	17,000	16,463
China Petrochemical Development Corp.	53,612	24,496
China Steel Corp.	334,940	303,709
Chunghwa Telecom Co., Ltd.	112,000	349,629
Clevo Co.	19,805	42,882
Compal Electronics, Inc.	119,000	91,250
CTBC Financial Holding Co., Ltd.	413,672	283,072
CTCI Corp.	21,000	34,087
Delta Electronics, Inc.	55,000	314,957
E.Sun Financial Holding Co., Ltd.	162,542	108,232
Eclat Textile Co., Ltd.	4,000	45,166
Epistar Corp. (b)	18,000	34,726
Eva Airways Corp. (b)	59,000	32,940
Evergreen Marine Corp. Taiwan, Ltd. (b)	69,000	42,185
Far Eastern Department Stores Co., Ltd.	33,894	33,595
Far Eastern New Century Corp.	83,245	96,246
Far EasTone Telecommunications Co., Ltd.	47,000	103,253
Farglory Land Development Co., Ltd.	9,597	16,288

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	31

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (continued)
Feng Hsin Iron & Steel Co.	17,000	$31,188
First Financial Holding Co., Ltd.	192,551	119,893
Formosa Chemicals & Fibre Corp.	95,360	269,288
Formosa International Hotels Corp.	1,210	13,822
Formosa Petrochemical Corp.	31,000	85,016
Formosa Plastics Corp.	123,040	332,952
Formosa Taffeta Co., Ltd.	31,000	37,514
Foxconn Technology Co., Ltd.	29,297	68,560
Fubon Financial Holding Co., Ltd.	210,952	309,389
Giant Manufacturing Co., Ltd.	9,000	62,009
Hermes Microvision, Inc.	1,000	32,564
Highwealth Construction Corp.	15,000	31,784
Hiwin Technologies Corp.	5,394	45,583
Hon Hai Precision Industry Co., Ltd.	333,800	900,359
Hotai Motor Co., Ltd.	8,000	98,857
HTC Corp.	23,050	109,253
Hua Nan Financial Holdings Co., Ltd.	149,712	87,547
Innolux Corp. (b)	188,401	71,987
Inventec Co. Ltd.	79,470	70,371
Kinsus Interconnect Technology Corp.	11,000	36,576
Largan Precision Co., Ltd.	4,000	163,491
LCY Chemical Corp.	22,497	29,282
Lite-On Technology Corp.	59,619	95,811
MediaTek, Inc.	37,000	551,481
Mega Financial Holding Co., Ltd.	280,110	236,170
Merida Industry Co., Ltd.	7,000	50,851
MStar Semiconductor, Inc.	4,100	47,778
Nan Kang Rubber Tire Co., Ltd. (b)	14,819	18,397
Nan Ya Plastics Corp.	141,790	328,519
Novatek Microelectronics Corp.	14,000	57,436
Pegatron Corp.	39,000	50,419
Phison Electronics Corp.	5,000	31,992
Pou Chen Corp.	61,000	91,329
Powertech Technology, Inc.	26,100	39,943
President Chain Store Corp.	17,000	118,032
Quanta Computer, Inc.	75,000	175,395
Radiant Opto-Electronics Corp.	14,729	54,029
Realtek Semiconductor Corp.	15,240	41,017
Ruentex Development Co., Ltd.	20,109	39,082
Ruentex Industries Ltd.	17,521	45,082
ScinoPharm Taiwan, Ltd.	4,440	13,069
Shin Kong Financial Holding Co., Ltd.	239,126	82,826
Siliconware Precision Industries Co.	87,000	103,939
Simplo Technology Co., Ltd.	9,600	42,608
SinoPac Financial Holdings Co., Ltd.	184,490	92,166
Standard Foods Corp.	5,306	16,588
Synnex Technology International Corp.	45,000	71,459
Taishin Financial Holding Co., Ltd.	173,866	85,636
Taiwan Business Bank (b)	114,043	34,773
Taiwan Cement Corp.	91,000	141,497
Taiwan Cooperative Financial Holding	145,038	79,420
Taiwan Fertilizer Co., Ltd.	30,000	68,041
Taiwan Glass Industry Corp.	30,720	34,211
Taiwan Mobile Co., Ltd.	52,800	170,661
Taiwan Semiconductor Manufacturing Co., Ltd.	747,000	2,637,625
Teco Electric and Machinery Co., Ltd.	63,000	72,373
TPK Holding Co., Ltd.	3,887	22,999
Transcend Information, Inc.	6,000	17,278
TSRC Corp.	20,200	29,867
U-Ming Marine Transport Corp.	19,000	34,096
Common Stocks	Shares	Value
Taiwan (concluded)
Uni-President Enterprises Corp.	136,440	$246,211
Unimicron Technology Corp.	45,000	34,183
United Microelectronics Corp.	374,000	156,218
Vanguard International Semiconductor Corp.	29,000	34,536
Walsin Lihwa Corp. (b)	130,000	41,791
Wan Hai Lines Ltd.	31,000	16,135
Wistron Corp.	79,386	66,853
WPG Holdings Ltd.	54,270	62,541
Yang Ming Marine Transport Corp. (b)	61,000	28,593
Yuanta Financial Holding Co., Ltd.	244,733	146,485
Yulon Motor Co., Ltd.	14,000	25,395
Zhen Ding Technology Holding Ltd.	10,710	25,847

		13,445,321
Thailand — 0.5%
Advanced Info Service PCL — NVDR	34,200	208,571
Airports of Thailand PCL — NVDR	15,000	72,607
Bangkok Bank PCL — NVDR	19,300	105,129
Bangkok Bank PCL, Foreign Registered Shares	30,700	167,082
Bangkok Dusit Medical Services PCL — NVDR	10,800	38,815
Banpu PCL — NVDR	47,000	43,344
BEC World PCL — NVDR	34,200	52,721
BTS Group Holdings PCL	152,700	40,545
Central Pattana PCL — NVDR	45,600	57,241
Charoen Pokphand Foods PCL — NVDR	108,000	105,528
CP ALL PCL — NVDR	137,700	176,555
Glow Energy PCL — NVDR	17,900	38,513
Home Product Center PCL	60,400	17,270
Indorama Ventures PCL — NVDR	39,200	23,966
IRPC PCL — NVDR	287,500	28,614
Kasikornbank PCL — NVDR	24,200	115,677
Kasikornbank PCL, Foreign Registered Shares	41,400	200,939
Krung Thai Bank PCL — NVDR	121,875	61,595
Minor International PCL	31,800	20,111
PTT Exploration & Production PCL — NVDR	46,222	234,780
PTT Global Chemical PCL — NVDR	58,068	140,237
PTT Global Chemical PCL, Foreign Registered Shares	6,300	15,146
PTT PCL — NVDR	28,000	244,218
Siam Cement PCL — NVDR	4,500	54,947
Siam Cement PCL, Foreign Registered Shares	10,000	123,993
Siam Commercial Bank PCL — NVDR (a)	55,200	242,622
Thai Oil PCL — NVDR	33,900	58,228
TMB Bank PCL	271,500	17,119
True Corp. PCL — NVDR (b)	170,000	39,026

		2,745,139
Turkey — 0.3%
Akbank TAS	51,196	159,772
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,871	63,505
Arcelik AS	8,048	45,519
BIM Birlesik Magazalar AS	6,652	134,343
Coca-Cola Icecek AS	2,369	57,064
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	57,596	56,084
Enka Insaat ve Sanayi AS	12,574	35,256
Eregli Demir ve Celik Fabrikalari TAS	44,859	53,893
Ford Otomotiv Sanayi	2,700	28,552
Haci Omer Sabanci Holding AS	22,110	88,963
KOC Holding AS	16,698	68,458
Koza Altin Isletmeleri AS	2,236	23,111
TAV Havalimanlari Holding AS	5,354	38,547
Tofas Turk Otomobil Fabrikasi	4,704	29,365

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Turkey (concluded)
Tupras Turkiye Petrol Rafinerileri AS	3,539	$70,668
Turk Hava Yollari	13,676	41,002
Turk Telekomunikasyon AS (a)	10,009	27,762
Turkcell Iletisim Hizmetleri AS (b)	22,628	119,922
Turkiye Garanti Bankasi AS	69,925	226,664
Turkiye Halk Bankasi	17,575	99,430
Turkiye Is Bankasi, Class C	42,918	92,922
Turkiye Sise ve Cam Fabrikalari	18,931	23,962
Turkiye Vakiflar Bankasi Tao, Class D	24,210	43,085
Ulker Biskuvi Sanayi	3,956	27,984
Yapi ve Kredi Bankasi	27,788	48,148

		1,703,981
United Kingdom — 15.3%
3i Group PLC	30,044	191,979
Aberdeen Asset Management PLC	27,941	232,348
Admiral Group PLC	6,108	132,771
Aggreko PLC	7,746	219,681
AMEC PLC	8,990	162,313
Anglo American PLC	42,108	921,547
Antofagasta PLC	11,729	160,799
ARM Holdings PLC	42,557	773,809
Associated British Foods PLC	10,913	442,584
AstraZeneca PLC	38,025	2,255,907
Aviva PLC	89,313	668,191
Babcock International Group PLC	11,485	258,068
BAE Systems PLC	98,513	710,751
Barclays PLC	462,552	2,091,606
BG Group PLC	103,238	2,221,511
BHP Billiton PLC	64,165	1,991,033
BP PLC	571,991	4,635,480
British American Tobacco PLC	57,795	3,102,094
British Land Co. PLC	28,310	295,146
British Sky Broadcasting Group PLC	31,452	439,580
BT Group PLC	240,536	1,516,805
Bunzl PLC	10,376	249,346
Burberry Group PLC	13,382	337,164
The Capita Group PLC	20,106	346,089
Capital Shopping Centres Group PLC	19,758	101,424
Carnival PLC	5,484	227,027
Centrica PLC	156,200	900,746
Cobham PLC	32,747	149,069
Compass Group PLC	54,877	881,043
Croda International PLC	4,323	176,218
Diageo PLC	76,340	2,529,799
Direct Line Insurance Group PLC	29,128	120,393
easyJet PLC (a)	4,766	121,471
Experian PLC	30,562	564,552
Fresnillo PLC	4,712	58,589
G4S PLC	47,526	206,793
GKN PLC	48,289	299,234
GlaxoSmithKline PLC	148,706	3,973,048
Hammerson PLC	21,922	182,504
Hargreaves Lansdown PLC	6,269	140,813
HSBC Holdings PLC	565,967	6,211,004
ICAP PLC	16,916	126,699
IMI PLC	9,220	233,487
Imperial Tobacco Group PLC	29,442	1,141,411
Inmarsat PLC	13,548	169,868
InterContinental Hotels Group PLC	8,156	272,055
Intertek Group PLC	4,781	249,527
Common Stocks	Shares	Value
United Kingdom (concluded)
Invensys PLC	20,053	$169,501
Investec PLC	17,179	124,767
ITV PLC	114,164	367,396
J. Sainsbury PLC	36,673	221,953
Johnson Matthey PLC	6,236	339,319
Kingfisher PLC	71,743	458,010
Land Securities Group PLC	23,888	381,599
Legal & General Group PLC	180,251	666,290
Lloyds Banking Group PLC (b)	1,516,714	1,990,211
London Stock Exchange Group PLC	5,529	159,049
Marks & Spencer Group PLC	48,999	351,856
Meggitt PLC	25,051	219,332
Melrose Industries PLC	38,505	195,348
National Grid PLC	113,500	1,484,490
Next PLC	4,813	435,054
Old Mutual PLC	148,536	466,047
Pearson PLC	24,830	553,605
Persimmon PLC (b)	8,693	178,721
Petrofac Ltd.	8,198	166,164
Prudential PLC	77,660	1,735,234
Randgold Resources Ltd.	2,704	170,035
Reckitt Benckiser Group PLC	19,740	1,568,064
Reed Elsevier PLC	35,927	535,801
Resolution Ltd.	42,671	250,469
Rexam PLC	24,374	214,447
Rio Tinto PLC	38,563	2,179,181
Rolls-Royce Holdings PLC (b)	57,229	1,210,472
Royal Bank of Scotland Group PLC (b)	65,034	366,259
Royal Dutch Shell PLC, Class A	115,275	4,131,255
Royal Dutch Shell PLC, Class B	78,028	2,943,229
RSA Insurance Group PLC	111,239	168,364
SABMiller PLC	29,187	1,502,403
The Sage Group PLC	35,185	235,534
Schroders PLC	3,115	134,348
Segro PLC	22,265	123,241
Serco Group PLC	14,937	123,477
Severn Trent PLC	7,224	204,243
Smith & Nephew PLC	27,231	388,932
Smiths Group PLC	11,721	287,816
SSE PLC	29,212	663,819
Standard Chartered PLC	73,367	1,657,137
Standard Life PLC	71,502	427,003
Tate & Lyle PLC	14,169	190,068
Tesco PLC	245,102	1,361,133
Travis Perkins PLC	7,123	221,269
Tui Travel PLC	15,208	104,242
Tullow Oil PLC	27,136	385,130
Unilever PLC	38,922	1,601,477
United Utilities Group PLC	20,632	229,707
Vodafone Group PLC	1,469,649	5,786,287
The Weir Group PLC	6,151	217,783
Whitbread PLC	5,477	340,858
William Hill PLC	27,709	184,717
WM Morrison Supermarkets PLC	67,076	290,360
WPP PLC	40,586	929,579

		85,385,461
Total Common Stocks — 98.8%		549,720,161

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	33

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Investment Companies — 1.3%	Shares	Value
India — 1.3%
iShares India 50 ETF (c)	314,133	$7,385,267
Total Investment Companies — 1.3%		7,385,267

Preferred Stocks — 0.0%
Germany — 0.0%
Fuchs Petrolub SE, Preference Shares, 0.00%	1,029	100,807
Total Preferred Stocks — 0.0%		100,807

Rights (b)
Canada — 0.0%
Turquoise Hill Resources, Ltd., (Expires 03/25/14)	14,466	13,618
Spain — 0.0%
Repsol SA, (Expires 02/26/14)	28,740	19,611
Total Rights — 0.0%		33,229
Total Long-Term Investments (Cost — $472,948,551) — 100.1%		557,239,464
Short-Term Securities	Shares	Value
United States
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)(e)	14,568,359	$14,568,359
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	2,067,150	2,067,150
Total Short-Term Securities (Cost — $16,635,509) — 3.0%		16,635,509
Total Investments (Cost — $489,584,060*) — 103.1%		573,874,973
Liabilities in Excess of Other Assets — (3.1)%		(17,431,482)

Net Assets — 100.0%		$556,443,491

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$494,750,205

Gross unrealized appreciation	$97,606,304
Gross unrealized depreciation	(18,481,536)

Net unrealized appreciation	$79,124,768

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,988,899	6,579,460	[1]	—	14,568,359	$14,568,359	$68,823	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	2,067,150	[1]	—	2,067,150	$2,067,150	$9,212	—
iShares India 50 ETF	238,211	187,435		(111,513)	314,133	$7,385,267	$67,441	$185,690

[1]	Represents net share activity.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

•	Financial futures contracts as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
56	E-Mini MSCI EAFE Index	NYSE Liffe U.S.	March 2014	$5,369,840	$203,795
34	MSCI Emerging Markets Mini Index	NYSE Liffe U.S.	March 2014	$1,728,560	24,678
Total					$228,473

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio

•	Foreign currency exchange contracts as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	198,790	ILS	690,000	BNP Paribas SA	1/02/14	$57
USD	4,272,668	CHF	3,800,000	BNP Paribas SA	1/03/14	12,817
USD	4,062,550	HKD	31,500,000	BNP Paribas SA	1/03/14	288
USD	2,178,856	KRW	2,300,000,000	State Street Bank and Trust Co.	1/03/14	(516)
USD	1,510,292	SEK	9,700,000	BNP Paribas SA	1/03/14	2,172
USD	279,202	TRY	600,000	BNP Paribas SA	1/03/14	2
USD	1,627,135	TWD	48,500,000	State Street Bank and Trust Co.	1/03/14	(382)
USD	3,757,257	AUD	4,200,000	Citibank NA	1/06/14	7,076
USD	1,524,778	BRL	3,600,000	State Street Bank and Trust Co.	1/06/14	29
USD	4,893,887	CAD	5,200,000	Deutsche Bank AG	1/06/14	(1,382)
USD	65,443	CZK	1,300,000	BNP Paribas SA	1/06/14	(17)
USD	554,130	DKK	3,000,000	BNP Paribas SA	1/06/14	905
USD	14,758,123	EUR	10,710,000	Citibank NA	1/06/14	24,383
USD	10,599,814	GBP	6,400,000	BNP Paribas SA	1/06/14	1,735
USD	31,071	HUF	6,700,000	BNP Paribas SA	1/06/14	64
USD	349,026	IDR	4,300,000,000	State Street Bank and Trust Co.	1/06/14	(4,126)
USD	10,132,715	JPY	1,065,000,000	Westpac Banking Corp.	1/06/14	19,715
USD	740,450	MXN	9,700,000	BNP Paribas SA	1/06/14	(2,475)
USD	457,457	MYR	1,500,000	State Street Bank and Trust Co.	1/06/14	(489)
USD	395,553	NOK	2,400,000	BNP Paribas SA	1/06/14	(141)
USD	61,729	NZD	75,000	BNP Paribas SA	1/06/14	49
USD	168,919	PHP	7,500,000	State Street Bank and Trust Co.	1/06/14	(76)
USD	633,651	SGD	800,000	BNP Paribas SA	1/06/14	(289)
USD	331,309	PLN	1,000,000	BNP Paribas SA	1/07/14	298
USD	1,001,989	ZAR	10,500,000	BNP Paribas SA	1/08/14	1,036
Total						$60,733

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	35

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$471,502	$29,354,287	—	$29,825,789
Austria	283,651	793,758	—	1,077,409
Belgium	90,760	4,637,169	—	4,727,929
Brazil	12,259,607	—	—	12,259,607
Canada	39,301,909	—	—	39,301,909
Chile	1,801,892	—	—	1,801,892
China	251,408	19,519,001	—	19,770,409
Colombia	1,335,334	—	—	1,335,334
Czech Republic	62,612	222,551	—	285,163
Denmark	2,506,004	2,176,203	—	4,682,207
Egypt	—	239,368	—	239,368
Finland	419,694	3,233,775	—	3,653,469
France	250,990	39,962,091	—	40,213,081
Germany	366,739	37,287,585	—	37,654,324
Greece	86,743	504,068	—	590,811
Hong Kong	115,825	14,364,269	—	14,480,094
Hungary	—	304,764	—	304,764
Indonesia	—	2,538,328	—	2,538,328
Ireland	555,952	1,771,835	—	2,327,787
Israel	—	1,799,190	—	1,799,190
Italy	—	8,660,460	—	8,660,460
Japan	254,001	83,802,630	—	84,056,631
Luxembourg	—	152,602	—	152,602
Malaysia	583,488	3,869,302	$43,994	4,496,784
Mexico	6,213,963	—	—	6,213,963
Netherlands	446,692	11,117,331	—	11,564,023
New Zealand	—	478,843	—	478,843
Norway	—	3,246,353	—	3,246,353
Peru	467,762	—	—	467,762
Philippines	—	1,012,911	—	1,012,911
Poland	61,041	1,908,311	—	1,969,352
Portugal	—	690,907	—	690,907
Russia	434,505	6,584,755	—	7,019,260
Singapore	—	5,822,334	—	5,822,334
South Africa	316,327	8,256,505	—	8,572,832
South Korea	199,324	18,407,429	—	18,606,753
Spain	252,235	13,266,790	—	13,519,025
Sweden	—	12,997,804	—	12,997,804
Switzerland	439,935	37,582,861	—	38,022,796
Taiwan	—	13,445,321	—	13,445,321
Thailand	15,146	2,729,993	—	2,745,139
Turkey	—	1,703,981	—	1,703,981
United Kingdom	1,017,978	84,367,483	—	85,385,461
Investment Companies:
India	7,385,267	—	—	7,385,267
Preferred Stocks:
Germany	—	100,807	—	100,807
Rights:
Canada	13,618	—	—	13,618
Spain	19,611	—	—	19,611
Short-Term Securities	16,635,509	—	—	16,635,509

Total	$94,917,024	$478,913,955	$43,994	$573,874,973

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (concluded)	ACWI ex-US Index Master Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$228,473	—	—	$228,473
Foreign currency exchange contracts	70,597	$29	—	70,626
Liabilities:
Foreign currency exchange contracts	(5,691)	(4,202)	—	(9,893)

Total	$293,379	$(4,173)	—	$289,206

[1]   Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carry amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$383,000	—	—	$383,000
Foreign currency at value	3,187,484	—	—	3,187,484
Liabilities:
Collateral on securities loaned at value	—	$(13,374,701)	—	(13,374,701)

Total	$3,570,484	$(13,374,701)	—	$(9,804,217)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Master Portfolio values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2012, securities with a value of $10,743,928 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of December 31, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period December 31, 2012 to December 31, 2013.

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Master Portfolio values such securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2012, the Master Portfolio did not utilize the external pricing service model adjustments as significant market movements did not occur. As of December 31, 2013, securities with a value of $11,867,165 were systematically fair valued due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period December 31, 2012 to December 31, 2013.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	37

Statement of Assets and Liabilities	ACWI ex-US Index Master Portfolio

December 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned of $12,637,962) (cost — $465,917,593)	$549,854,197
Investments at value — affiliated (cost — $23,666,467)	24,020,776
Foreign currency at value (cost — $3,194,072)	3,187,484
Cash pledged for financial futures contracts	383,000
Investments sold receivable	67,086,089
Dividends receivable	651,573
Unrealized appreciation on foreign currency exchange contracts	70,626
Other income receivable — affiliated	32,077
Variation margin receivable on financial futures contracts	29,963
Securities lending income receivable — affiliated	8,350
Prepaid expenses	34

Total assets	645,324,169

Liabilities
Withdrawals payable to investors	75,142,365
Collateral on securities loaned at value	13,374,701
Custodian fees payable	135,502
Investment advisory fees payable	72,767
Foreign taxes payable	72,408
Investments purchased payable	34,470
Professional fees payable	26,532
Unrealized depreciation on foreign currency exchange contracts	9,893
Trustees’ fees payable	5,639
Printing fees payable	1,046
Other accrued expenses payable	5,355

Total liabilities	88,880,678

Net Assets	$556,443,491

Net Assets Consist of
Investors’ capital	$471,978,665
Net unrealized appreciation/depreciation	84,464,826

Net Assets	$556,443,491

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Statement of Operations	ACWI ex-US Index Master Portfolio

Year Ended December 31, 2013

Investment Income
Dividends — unaffiliated	$19,090,875
Foreign taxes withheld	(2,390,541)
Other income — affiliated	460,386
Dividends — affiliated	67,441
Securities lending — affiliated — net	59,604
Income — affiliated	18,431

Total income	17,306,196

Expenses
Investment advisory	914,838
Custodian	542,068
Professional	49,577
Independent Trustees	24,800
Printing	59
Miscellaneous	1,380

Total expenses	1,532,722
Less fees waived and/or reimbursed by Manager	(74,992)

Total expenses after fees waived and/or reimbursed	1,457,730

Net investment income	15,848,466

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	37,523,952
Financial futures contracts	(166,632)
Foreign currency transactions	(62,008)

37,295,312

Net change in unrealized appreciation/depreciation on:
Investments	32,221,464
Financial futures contracts	104,718
Foreign currency translations	(48,957)

32,277,225

Total realized and unrealized gain	69,572,537

Net Increase in Net Assets Resulting from Operations	$85,421,003

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	39

Statements of Changes in Net Assets	ACWI ex-US Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$15,848,466	$5,606,892
Net realized gain (loss)	37,295,312	(2,325,055)
Net change in unrealized appreciation/depreciation	32,277,225	55,249,149

Net increase in net assets resulting from operations	85,421,003	58,530,986

Capital Transactions
Proceeds from contributions	519,148,164	568,052,800
Value of withdrawals	(429,181,596)	(289,082,111)

Net increase in net assets derived from capital transactions	89,966,568	278,970,689

Net Assets
Total increase in net assets	175,387,571	337,501,675
Beginning of year	381,055,920	43,554,245

End of year	$556,443,491	$381,055,920

Financial Highlights	ACWI ex-US Index Master Portfolio

	Year Ended December 31,		Period from June 30, 2011[1] to December 31, 2011
	2013	2012

Total Investment Return
Total investment return	13.96%	16.65%	(18.04)%[2]

Ratios to Average Net Assets
Total expenses	0.25%	0.42%	1.47%	[3,4]

Total expenses after fees waived	0.24%	0.32%	0.33%	[3]

Net investment income	2.60%	2.23%	1.76%	[3]

Supplemental Data
Net assets, end of period (000)	$556,443	$381,056	$43,554

Portfolio turnover	36%	42%	4%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.48%.

See Notes to Financial Statements.

40	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements	ACWI ex-US Index Master Portfolio

1. Organization:

ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	41

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts and foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the Master Portfolio to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations,

42	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$429,103	$(429,103)	—
Credit Suisse Securities (USA) LLC	5,090,533	(5,090,533)	—
Deutsche Bank Securities, Inc.	381,826	(381,826)	—
Goldman Sachs & Co.	2,464,368	(2,464,368)	—
JPMorgan Securities LLC	748,182	(748,182)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	346,218	(346,218)	—
Mizuho Securities USA, Inc.	1,414,312	(1,414,312)	—
Morgan Stanley	1,622,139	(1,622,139)	—
Nomura Securities International, Inc.	13,552	(13,552)	—
SG Americas Securities LLC	127,729	(127,729)	—

Total	$12,637,962	$(12,637,962)	—

[1]

Collateral with a value of $13,374,701 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity or other risks. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	43

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$228,473
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	70,626

Total		$299,099

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$9,893

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$(166,632)
Foreign currency exchange contracts:
Foreign currency transactions	519,809

Total	$353,177

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$104,718
Foreign currency exchange contracts:
Foreign currency translations	59,453

Total	$164,171

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	158
Average notional value of contracts purchased	$11,538,589
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	12
Average number of contracts — US dollars sold	11
Average US dollar amounts purchased	$20,785,234
Average US dollar amounts sold	$12,394,058

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would

44	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$29,963	—
Foreign currency exchange contracts	70,626	$9,893

Total derivative assets and liabilities in the Statement of Assets and Liabilities	100,589	9,893

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(29,963)	—

Total derivative assets and liabilities subject to a MNA	$70,626	$9,893

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$19,423	$(2,922)	—	—	$16,501
Citibank N.A.	31,459	—	—	—	31,459
State Street Bank and Trust Co.	29	(29)	—	—	—
Westpac Banking Corp.	19,715	—	—	—	19,715

Total	$70,626	$(2,951)	—	—	$67,675

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	45

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A.	$2,922	$(2,922)	—	—	—
Deutsche Bank AG	1,382	—	—	—	$1,382
State Street Bank and Trust Co.	5,589	(29)	—	—	5,560

Total	$9,893	$(2,951)	—	—	$6,942

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.15%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. For the year ended December 31, 2013, the Manager waived $145, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in the iShares India 50 ETF. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the year ended December 31, 2013, the amount waived was $74,847.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $31,910 in securities lending agent fees related to securities lending activities for the Master Portfolio.

During the year ended December 31, 2013, the Fund received a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income – affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were $322,003,372 and $206,428,396, respectively.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a

46	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	ACWI ex-US Index Master Portfolio

party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of December 31, 2013, the Master Portfolio had the following industry classifications:

Industry Allocation	Percent of Long-Term Investments

Commercial Banks	15%
Oil, Gas & Consumable Fuels	8%
Pharmaceuticals	6%
Insurance	5%
Other[1]	66%

[1]	All other industries held were each less than 5% of long-term investments.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	47

Report of Independent Registered Public Accounting Firm	ACWI ex-US Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of ACWI ex-US Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

48	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	49

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

50	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses’, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities

    Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s current prospectus for a description of risks associated with global investments.

ACWI-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays US Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund’s Institutional Shares returned (2.39)%, Investor A Shares returned (2.63)% and Class K Shares returned (2.35)%. For the same period, the benchmark Barclays US Aggregate Bond Index (the “Index”) returned (2.02)%.

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Improving economic data led to rising optimism in January. As investors were compelled to increase the level of risk in their portfolios, equity markets soared while higher-quality fixed income assets sold off broadly. However, bond markets rebounded in February amid concerns about the fiscal negotiations playing out in Washington, D.C. In early March, a more positive outlook for the US labor market drove another bond sell-off. Yields on 10-year US Treasury bonds moved higher in the first half of the month (bond prices fall as yields rise) before reversing sharply in the latter half when the announcement of a bailout package for the banking system in Cyprus drove fearful investors back to the relative safety of the US Treasury market.

•

Fixed income markets continued to perform well amid mixed US economic data until late May, when the US Federal Reserve indicated the possibility of tapering its asset purchase program earlier than anticipated. Fixed income markets broadly declined as US Treasury yields moved higher. Interest rate volatility increased dramatically after the June meeting of the Fed as additional rhetoric regarding the tapering of monetary stimulus incited fear among investors. Yields surged and bond prices continued to fall. The fact that bond markets materially weakened even as economic reports and inflation remained tame (conditions that are typically conducive to positive performance among fixed income assets) illustrated the degree to which financial market performance can be influenced by central bank policy decisions.

•

Most fixed income sectors rebounded in July as the tone of the Fed turned more accommodative. However, August was a volatile month for the markets as investors became transfixed on whether or not the Fed would begin tapering stimulus in September. The surprising withdrawal of former Secretary Larry Summers from consideration to become the next Fed Chair and the Fed’s decision to delay tapering resulted in a strong bond market rally in September. Fixed income assets continued to find support in October as the US budget stalemate lowered quarterly estimates for GDP growth and clouded the integrity of upcoming economic data releases. Interest rates moved back up in November as investors took cues from the Fed and economic indicators. Mounting expectations that tapering was imminent pressured higher-quality fixed income assets, while spread sectors remained in positive territory given the improving economic environment. The Fed ultimately announced the commencement of tapering in mid-December. Effective in January 2014, the central bank’s asset purchase program would be reduced from $85 billion to $75 billion per month, with the $10 billion reduction allocated equally to the US Treasury and agency MBS purchase programs. Fixed income markets declined following the taper announcement as the 10-year Treasury yield moved higher, closing above 3.00% for the first time since 2011.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included credit quality, industry, maturity structure, coupon rates and call features.

•	The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s).

[3]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance Summary for the Period Ended December 31, 2013

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
				1 Year	5 Years	10 Years
Institutional	1.64%	1.62%	0.32%	(2.39)%	4.12%	4.45%
Investor A	1.38	1.36	0.27	(2.63)	3.89	4.25
Class K	1.69	1.67	0.34	(2.35)	4.17	4.48
Barclays US Aggregate Bond Index	—	—	0.43	(2.02)	4.44	4.55

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[4]	Annualized Expense Ratio
Institutional	$1,000.00	$1,003.20	$1.26	$1,000.00	$1,023.95	$1.28	0.25%
Investor A	$1,000.00	$1,002.70	$2.52	$1,000.00	$1,022.68	$2.55	0.50%
Class K	$1,000.00	$1,003.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[4]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of services and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Statement of Assets and Liabilities	BlackRock Bond Index Fund

December 31, 2013

Assets
Investments at value — Master Portfolio (cost — $119,285,925)	$122,891,621
Capital shares sold receivable	232,409
Withdrawals receivable from the Master Portfolio	511

Total assets	123,124,541

Liabilities
Capital shares redeemed payable	232,920
Administration fees payable	12,065
Service fees payable	919
Professional fees payable	11,996

Total liabilities	257,900

Net Assets	$122,866,641

Net Assets Consist of
Paid-in capital	$120,962,527
Distributions in excess of net investment income	(502,404)
Accumulated net realized loss allocated from the Master Portfolio	(1,199,178)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	3,605,696

Net Assets	$122,866,641

Net Asset Value
Institutional — Based on net assets of $22,938,612 and 2,329,305 shares outstanding, unlimited number of shares authorized, no par value	$9.85

Investor A — Based on net assets of $3,735,308 and 379,223 shares outstanding, unlimited number of shares authorized, no par value	$9.85

Class K — Based on net assets of $96,192,721 and 9,765,104 shares outstanding, unlimited number of shares authorized, no par value	$9.85

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	7

Statement of Operations	BlackRock Bond Index Fund

Year Ended December 31, 2013

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$2,175,729
Securities lending — affiliated — net	30,422
Income — affiliated	42,399
Other Income — affiliated	2,118
Expenses	(116,174)
Fees waived	11,450

Total income	2,145,944

Fund Expenses
Administration — Institutional	29,458
Administration — Investor A	5,212
Administration — Class K	132,826
Service — Investor A	7,703
Professional	19,317
Miscellaneous	325

Total expenses	194,841
Less fees waived by administrator	(19,317)

Total expenses after fees waived	175,524

Net investment income	1,970,420

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized loss from investments	(438,613)
Net change in unrealized appreciation/depreciation on investments	(4,774,796)

Total realized and unrealized loss	(5,213,409)

Net Decrease in Net Assets Resulting from Operations	$(3,242,989)

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Bond Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$1,970,420	$2,735,801
Net realized gain (loss)	(438,613)	1,702,108
Net change in unrealized appreciation/depreciation	(4,774,796)	1,011,040

Net increase (decrease) in net assets resulting from operations	(3,242,989)	5,448,949

Dividends and Distributions to Shareholders From:[1]
Net investment income:
Institutional	(312,577)	(172,553)
Investor A	(50,504)	(15,435)
Class K	(1,902,456)	(2,676,865)
Net realized gain:
Institutional	(811,199)	(120,228)
Investor A	(173,360)	(16,757)
Class K	(3,537,784)	(1,213,805)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,787,880)	(4,215,643)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,043,448	5,351,333

Net Assets
Total increase (decrease) in net assets	(5,987,421)	6,584,639
Beginning of year	128,854,062	122,269,423

End of year	$122,866,641	$128,854,062

Distributions in excess of net investment income, end of year	$(502,404)	$(314,256)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	9

Financial Highlights	BlackRock Bond Index Fund

	Institutional
	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.57		$10.11

Net investment income[2]	0.15	0.19		0.25
Net realized and unrealized gain (loss)	(0.40)	0.22		0.46

Net increase (decrease) from investment operations	(0.25)	0.41		0.71

Dividends and distributions from:[3]
Net investment income	(0.18)	(0.22)		(0.25)
Net realized gain	(0.37)	(0.11)		(0.00)[4]

Total dividends and distributions	(0.55)	(0.33)		(0.25)

Net asset value, end of period	$9.85	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	(2.39)%	3.91%		7.18%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.26% [9]	0.26%	[9]	0.27%	[8,10]

Total expenses after fees waived	0.25% [9]	0.25%	[9]	0.25%	[8,10]

Net investment income	1.48% [9]	1.71%	[9]	2.98%	[8,10]

Supplemental Data
Net assets, end of period (000)	$22,939	$11,534		$53

Portfolio turnover of the Master Portfolio	417%	436%		122%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is less than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived at 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Bond Index Fund

	Investor A
	Year Ended December 31,			Period March 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.57		$10.11

Net investment income[2]	0.11	0.16		0.22
Net realized and unrealized gain (loss)	(0.39)	0.22		0.48

Net increase (decrease) from investment operations	(0.28)	0.38		0.70

Dividends and distributions from:[3]
Net investment income	(0.15)	(0.19)		(0.24)
Net realized gain	(0.37)	(0.11)		(0.00)[4]

Total dividends and distributions	(0.52)	(0.30)		(0.24)

Net asset value, end of period	$9.85	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	(2.63)%	3.66%		7.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.51% [9]	0.51%	[9]	0.53%	[8,10]

Total expenses after fees waived	0.50% [9]	0.50%	[9]	0.50%	[8,10]

Net investment income	1.10% [9]	1.45%	[9]	2.65%	[8,10]

Supplemental Data
Net assets, end of period (000)	$3,735	$1,805		$202

Portfolio turnover of the Master Portfolio	417%	436%		122%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is less than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived at 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Year Ended December 31,
	2013	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.65	$10.57		$10.17		$9.90	$9.82

Net investment income[1]	0.16	0.22		0.35		0.37	0.40
Net realized and unrealized gain (loss)	(0.41)	0.19		0.40		0.30	0.10

Net increase (decrease) from investment operations	(0.25)	0.41		0.75		0.67	0.50

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.22)		(0.35)		(0.40)	(0.42)
Net realized gain	(0.37)	(0.11)		(0.00)[3]		—	—

Total dividends and distributions	(0.55)	(0.33)		(0.35)		(0.40)	(0.42)

Net asset value, end of year	$9.85	$10.65		$10.57		$10.17	$9.90

Total Investment Return[4]
Based on net asset value	(2.35)%	3.94%		7.55%		6.79%	5.21%

Ratios to Average Net Assets[5]
Total expenses	0.21% [6]	0.21%	[7]	0.23%	[8]	0.26%	0.25%

Total expenses after fees waived	0.20% [6]	0.20%	[7]	0.20%	[8]	0.23%	0.23%

Net investment income	1.52% [6]	1.96%	[7]	3.19%	[8]	3.65%	4.05%

Supplemental Data
Net assets, end of year (000)	$96,193	$115,516		$122,015		$98,559	$156,688

Portfolio turnover of the Master Portfolio	417%	436%		122%	[9]	59% [10]	103% [11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is less than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived at 0.01%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived at 0.02%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Bond Index Fund

1. Organization:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2013 was 13.2%. As such the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as income in the Statement of Operations.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock Bond Index Fund

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.12% based on the average daily net assets of Class K Shares and 0.17% of the average daily net assets of Institutional and Investor A Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Manager has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$5,871,518	$3,909,690
Long-term capital gains	916,362	305,953

Total	$6,787,880	$4,215,643

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$16,754
Undistributed long-term capital gains	37,931
Net unrealized gains[1]	1,849,429

Total	$1,904,114

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,201,037	$12,438,502	1,074,128	$11,402,994
Shares issued to shareholders in reinvestment of dividends and distributions	112,203	1,122,420	27,318	291,967
Shares redeemed	(66,980)	(687,152)	(23,432)	(251,264)

Net increase	1,246,260	$12,873,770	1,078,014	$11,443,697

14	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Investor A
Shares sold	969,890	$9,949,210	180,089	$1,929,146
Shares issued to shareholders in reinvestment of dividends and distributions	22,293	222,574	2,944	31,441
Shares redeemed	(782,506)	(8,007,010)	(32,565)	(350,706)

Net increase	209,677	$2,164,774	150,468	$1,609,881

Class K
Shares sold	4,728,706	$49,201,378	4,385,092	$46,828,468
Shares issued to shareholders in reinvestment of dividends and distributions	398,466	4,009,029	299,276	3,195,475
Shares redeemed	(6,208,312)	(64,205,503)	(5,378,321)	(57,726,188)

Net decrease	(1,081,140)	$(10,995,096)	(693,953)	$(7,702,245)

Total Net Increase	374,797	$4,043,448	534,529	$5,351,333

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	15

Report of Independent Registered Public Accounting Firm	BlackRock Bond Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2013.

January — December 2013
Interest-Related Dividends for Non-US Residents and Qualified Short-Term Capital Gains[1]	87.21%

Federal Obligation Interest[2]	1.85%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $0.021066 and $0.052627 to shareholders of record on June 27, 2013 and December 10, 2013, respectively.

16	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Master Portfolio Information	Bond Index Master Portfolio

As of December 31, 2013

Portfolio Composition	Percent of Long-Term Investments

US Treasury Obligations	35%
US Government Sponsored Agency Securities	35
Corporate Bonds	24
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	2
Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	73%
AA/Aa	4
A	11
BBB/Baa	12

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service, Inc. ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	17

Schedule of Investments December 31, 2013	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Ally Auto Receivables Trust, Series 2012-4, Class A8, 0.80%, 10/16/17	$500	$498,956
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	250	249,660
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	100	109,743
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	193,739
GE Capital Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/21	750	728,427
Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A4, 0.72%, 12/17/18	1,000	1,000,529
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94%, 12/15/17	1,000	1,029,155
Total Asset-Backed Securities — 0.4%		3,810,209

Corporate Bonds
Aerospace & Defense — 0.3%
The Boeing Co., 6.13%, 2/15/33	100	118,613
Crane Co., 4.45%, 12/15/23	125	123,555
Eaton Corp.:
2.75%, 11/02/22	250	233,215
4.00%, 11/02/32	200	183,682
General Dynamics Corp., 3.88%, 7/15/21	50	51,732
Honeywell International, Inc., 5.30%, 3/01/18	100	113,041
L-3 Communications Corp.:
3.95%, 11/15/16	250	265,276
4.95%, 2/15/21	250	261,486
Lockheed Martin Corp.:
3.35%, 9/15/21	250	248,050
4.07%, 12/15/42	100	87,441
Northrop Grumman Corp.:
1.75%, 6/01/18	250	243,890
4.75%, 6/01/43	125	118,460
Precision Castparts Corp.:
1.25%, 1/15/18	75	73,013
2.50%, 1/15/23	150	135,897
Raytheon Co., 4.70%, 12/15/41	100	97,047
United Technologies Corp.:
1.80%, 6/01/17	250	253,854
3.10%, 6/01/22	100	97,778
5.70%, 4/15/40	50	56,799
4.50%, 6/01/42	200	194,217

		2,957,046
Agriculture, Fishing & Ranching — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	154,270
Air Freight & Logistics — 0.0%
FedEx Corp., 3.88%, 8/01/42	50	41,065
United Parcel Service, Inc.:
5.13%, 4/01/19	50	56,870
6.20%, 1/15/38	100	121,547

		219,482
Corporate Bonds	Par (000)	Value
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/23 (a)	$200	$208,500
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	49	49,013
Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 11/07/21	93	99,503
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27	200	203,500

		560,516
Automobiles — 0.0%
Daimler Finance North America LLC, 8.50%, 1/18/31	100	145,193
Ford Motor Co.:
7.45%, 7/16/31	150	183,700
4.75%, 1/15/43	100	90,188

		419,081
Beverages — 0.5%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	121,804
Anheuser-Busch InBev Finance, Inc.:
0.80%, 1/15/16	250	249,827
1.25%, 1/17/18	250	244,608
4.00%, 1/17/43	150	133,348
Anheuser-Busch InBev Worldwide, Inc.:
7.75%, 1/15/19	250	312,165
2.50%, 7/15/22	200	184,994
8.20%, 1/15/39	150	219,384
3.75%, 7/15/42	50	42,405
Beam, Inc., 1.88%, 5/15/17	100	99,833
The Coca-Cola Co.:
1.80%, 9/01/16	50	51,201
1.15%, 4/01/18	250	242,873
4.88%, 3/15/19	150	168,150
2.45%, 11/01/20	350	339,960
Coca-Cola Femsa SAB de C.V., 2.38%, 11/26/18	250	248,153
Diageo Capital PLC:
1.50%, 5/11/17	200	199,568
5.75%, 10/23/17	100	114,122
3.88%, 4/29/43	125	107,517
Diageo Investment Corp., 2.88%, 5/11/22	100	95,323
Dr Pepper Snapple Group, Inc.:
3.20%, 11/15/21	25	24,110
2.70%, 11/15/22	100	91,034
Molson Coors Brewing Co., 3.50%, 5/01/22 (b)	75	73,636
PepsiCo, Inc.:
0.75%, 3/05/15	100	100,252
0.70%, 2/26/16	500	497,407
1.25%, 8/13/17	500	494,643
2.25%, 1/07/19	250	250,744
2.75%, 3/05/22	250	237,525
4.88%, 11/01/40	100	99,995

		5,044,581

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMBAC	American Municipal Bond Assurance Corp.	GO	General Obligation Bonds
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	RB	Revenue Bonds
	FKA	Formerly Known As	REIT	Real Estate Investment Trust

18	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

See Notes to Financial Statements.

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/15/17	$300	$303,796
3.45%, 10/01/20	100	101,467
5.15%, 11/15/41	550	547,957
Celgene Corp.:
3.25%, 8/15/22	150	142,014
5.25%, 8/15/43	145	146,192
Gilead Sciences, Inc.:
3.05%, 12/01/16	150	158,381
5.65%, 12/01/41	50	55,662

		1,455,469
Building Products — 0.0%
Owens Corning, 4.20%, 12/15/22	150	143,240
Capital Markets — 1.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	150	149,555
The Charles Schwab Corp.:
2.20%, 7/25/18	75	75,268
4.45%, 7/22/20	100	108,098
FMS Wertmanagement AoR, 1.13%, 10/14/16	250	251,713
Franklin Resources, Inc., 2.80%, 9/15/22	150	139,545
The Goldman Sachs Group, Inc.:
3.30%, 5/03/15	500	515,163
3.70%, 8/01/15	400	416,516
3.63%, 2/07/16	400	419,792
5.95%, 1/18/18	300	341,081
2.38%, 1/22/18	250	250,950
2.90%, 7/19/18	500	508,837
7.50%, 2/15/19	150	182,695
5.75%, 1/24/22	350	393,991
3.63%, 1/22/23	150	145,253
6.13%, 2/15/33	400	449,936
6.75%, 10/01/37	650	723,154
Invesco Finance PLC, 4.00%, 1/30/24	250	247,795
Lazard Group LLC, 4.25%, 11/14/20	150	149,675
Morgan Stanley:
1.75%, 2/25/16 (b)	750	760,069
5.75%, 10/18/16 (b)	225	251,144
4.75%, 3/22/17	350	381,961
6.63%, 4/01/18	500	585,047
5.63%, 9/23/19	250	284,171
5.50%, 7/28/21	100	111,746
3.75%, 2/25/23	450	437,879
4.10%, 5/22/23	250	241,938
5.00%, 11/24/25	250	250,748
7.25%, 4/01/32	50	61,879
6.38%, 7/24/42	50	58,564
Murray Street Investment Trust I, 4.65%, 3/09/17 (c)	200	215,377
Nomura Holdings, Inc.:
5.00%, 3/04/15	50	52,235
2.00%, 9/13/16	250	252,067
Raymond James Financial, Inc., 4.25%, 4/15/16	100	105,783
State Street Corp.:
2.88%, 3/07/16	100	104,063
3.10%, 5/15/23	250	232,452

		9,856,140
Corporate Bonds	Par (000)	Value
Chemicals — 0.5%
Agrium, Inc.:
3.15%, 10/01/22	$50	$45,824
3.50%, 6/01/23 (b)	250	232,885
Airgas, Inc., 2.38%, 2/15/20	250	236,136
CF Industries, Inc.:
6.88%, 5/01/18	200	231,963
3.45%, 6/01/23	250	228,307
Cytec Industries, Inc., 3.50%, 4/01/23	250	229,721
The Dow Chemical Co.:
8.55%, 5/15/19	100	129,119
4.25%, 11/15/20	50	53,257
4.13%, 11/15/21	50	51,648
3.00%, 11/15/22	250	233,160
5.25%, 11/15/41	100	99,632
E.I. du Pont de Nemours & Co.:
6.00%, 7/15/18	325	377,302
2.80%, 2/15/23	250	228,961
Eastman Chemical Co., 3.60%, 8/15/22	200	192,012
Ecolab, Inc., 4.35%, 12/08/21	150	155,540
LYB International Finance BV:
4.00%, 7/15/23	200	197,411
5.25%, 7/15/43	75	75,393
LyondellBasell Industries NV, 6.00%, 11/15/21	250	287,528
Methanex Corp., 3.25%, 12/15/19	250	248,124
The Mosaic Co.:
3.75%, 11/15/21	50	48,944
5.45%, 11/15/33	250	254,712
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/01/17	250	260,871
Praxair, Inc.:
4.63%, 3/30/15	100	105,056
1.25%, 11/07/18	250	238,961
The Sherwin-Williams Co., 1.35%, 12/15/17	200	194,742

		4,637,209
Commercial Banks — 2.6%
Abbey National Treasury Services PLC, 4.00%, 4/27/16	150	159,269
Asian Development Bank, 1.75%, 9/11/18	500	500,082
Bancolombia SA, 5.95%, 6/03/21	100	104,000
Bank of Montreal, 2.50%, 1/11/17	150	154,514
The Bank of New York Mellon Corp.:
0.70%, 10/23/15	350	350,636
2.30%, 7/28/16	50	51,639
1.35%, 3/06/18	250	244,740
3.55%, 9/23/21	50	51,157
Bank of Nova Scotia:
3.40%, 1/22/15	200	206,332
2.90%, 3/29/16	100	104,095
1.38%, 7/15/16	250	252,751
1.38%, 12/18/17	100	98,134
2.05%, 10/30/18	250	247,654
Barclays Bank PLC:
2.75%, 2/23/15	100	102,259
5.00%, 9/22/16	175	192,665
5.13%, 1/08/20	200	221,766
BB&T Corp.:
2.05%, 6/19/18	500	495,018
5.25%, 11/01/19	100	112,080
BBVA US Senior SAU, 4.66%, 10/09/15	250	262,819

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks (continued)
BNP Paribas SA:
3.25%, 3/11/15	$100	$103,056
2.38%, 9/14/17	250	255,241
5.00%, 1/15/21	100	109,699
3.25%, 3/03/23	250	236,536
BPCE SA, 2.50%, 12/10/18	250	248,662
Branch Banking & Trust Co., 2.30%, 10/15/18	250	250,372
Commonwealth Bank of Australia, New York, 1.25%, 9/18/15	200	202,195
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
1.70%, 3/19/18	250	246,905
4.63%, 12/01/23	500	503,509
5.25%, 5/24/41	25	25,793
Credit Suisse, New York:
3.50%, 3/23/15	800	828,266
5.40%, 1/14/20	150	166,700
Discover Bank/Greenwood Delaware, 2.00%, 2/21/18	600	589,298
Export-Import Bank of Korea:
4.00%, 1/11/17	400	423,756
1.75%, 2/27/18	500	486,531
Fifth Third Bancorp:
3.63%, 1/25/16	50	52,529
0.90%, 2/26/16	500	497,371
1.45%, 2/28/18 (b)	200	194,883
3.50%, 3/15/22	100	97,515
4.30%, 1/16/24	250	244,860
HSBC Holdings PLC:
4.88%, 1/14/22	150	161,868
4.00%, 3/30/22	600	616,709
6.50%, 5/02/36	200	236,906
6.80%, 6/01/38	250	307,538
HSBC USA, Inc., 2.38%, 2/13/15	300	306,110
Intesa Sanpaolo SpA:
3.13%, 1/15/16	250	254,766
3.88%, 1/16/18	200	204,796
KeyCorp:
2.30%, 12/13/18	340	337,533
5.10%, 3/24/21	100	109,291
KFW:
0.50%, 4/19/16	1,000	988,368
2.00%, 6/01/16	500	515,750
2.13%, 1/17/23	200	183,640
The Korea Development Bank:
3.25%, 3/09/16 (b)	100	103,867
1.50%, 1/22/18	200	191,767
3.00%, 3/17/19	350	350,223
Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	200	208,327
Lloyds Bank PLC, 2.30%, 11/27/18	500	498,703
Lloyds TSB Bank PLC, 4.20%, 3/28/17	50	53,956
Manufacturers & Traders Trust Co., 1.45%, 3/07/18	250	243,177
National Australia Bank Ltd., New York, 2.00%, 3/09/15	250	254,437
Oesterreichische Kontrollbank AG, 2.00%, 6/03/16	100	102,968
PNC Bank NA, 2.95%, 1/30/23 (d)	250	230,079
PNC Funding Corp. (d):
5.63%, 2/01/17	150	166,500
3.30%, 3/08/22	150	147,397
Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
Rabobank Nederland:
3.38%, 1/19/17	$300	$315,867
3.88%, 2/08/22	150	150,818
Regions Financial Corp., 2.00%, 5/15/18	250	242,078
Royal Bank of Canada:
0.85%, 3/08/16	250	249,652
1.45%, 9/09/16	250	253,540
2.20%, 7/27/18	250	251,015
Santander Holdings USA, Inc., 3.45%, 8/27/18	250	256,416
Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	248,117
SunTrust Banks, Inc.:
3.50%, 1/20/17	50	52,576
2.35%, 11/01/18	250	248,676
Svenska Handelsbanken AB, 1.63%, 3/21/18	250	245,255
The Toronto-Dominion Bank:
2.38%, 10/19/16	50	51,911
1.40%, 4/30/18	250	243,243
Union Bank NA, 2.63%, 9/26/18	250	254,488
US Bancorp:
1.65%, 5/15/17	250	250,526
1.95%, 11/15/18	225	223,793
4.13%, 5/24/21	50	53,138
Wachovia Bank NA/Wells Fargo & Co., 5.63%, 10/15/16	250	280,814
Wells Fargo & Co.:
1.25%, 7/20/16	250	251,855
2.63%, 12/15/16	100	104,728
2.10%, 5/08/17	150	152,797
5.63%, 12/11/17	250	286,549
1.50%, 1/16/18 (b)	250	248,385
2.15%, 1/15/19	250	249,217
3.50%, 3/08/22	500	500,132
3.45%, 2/13/23	450	425,446
4.13%, 8/15/23	250	246,462
5.38%, 11/02/43	150	153,601
5.61%, 1/15/44 (a)	56	58,166
Wells Fargo Bank NA, 4.75%, 2/09/15	500	522,465
Westpac Banking Corp.:
3.00%, 8/04/15	250	259,724
1.60%, 1/12/18 (b)	250	246,283
4.88%, 11/19/19	50	55,482

		24,083,178
Commercial Services & Supplies — 0.1%
Republic Services, Inc.:
5.25%, 11/15/21	50	54,512
3.55%, 6/01/22	250	241,058
Vanderbilt University, 5.25%, 4/01/19	100	112,978
Waste Management, Inc.:
4.60%, 3/01/21	100	106,546
2.90%, 9/15/22	200	185,277

		700,371
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.50%, 1/15/40	350	370,312
Motorola Solutions, Inc.:
3.75%, 5/15/22	150	145,214
3.50%, 3/01/23	250	231,286

		746,812

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Computer Services Software & Systems — 0.0%
Perrigo Co. PLC., 2.30%, 11/08/18 (a)	$250	$246,757
Computers & Peripherals — 0.2%
Apple, Inc.:
1.00%, 5/03/18	500	483,473
3.85%, 5/04/43	250	208,856
EMC Corp.:
1.88%, 6/01/18	250	247,160
2.65%, 6/01/20	250	244,845
Hewlett-Packard Co.:
3.30%, 12/09/16	150	156,994
4.65%, 12/09/21	100	102,968
6.00%, 9/15/41	150	150,289
NetApp, Inc., 2.00%, 12/15/17	350	348,203

		1,942,788
Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	149,702
2.88%, 5/08/22	100	94,493
URS Corp., 3.85%, 4/01/17 (a)	100	101,872

		346,067
Consumer Finance — 0.2%
American Express Co.:
1.55%, 5/22/18	250	244,100
2.65%, 12/02/22	230	213,365
4.05%, 12/03/42	67	58,948
Capital One Financial Corp.:
1.00%, 11/06/15	200	199,913
3.50%, 6/15/23	110	103,258
Caterpillar Financial Services Corp.:
1.10%, 5/29/15	250	252,014
0.70%, 2/26/16	700	698,890
HSBC Finance Corp., 6.68%, 1/15/21	161	184,995

		1,955,483
Containers & Packaging — 0.0%
Packaging Corp. of America, 4.50%, 11/01/23	250	250,653
Diversified Financial Services — 2.9%
Air Lease Corp., 3.38%, 1/15/19	250	250,000
American Express Credit Corp.:
1.75%, 6/12/15	500	508,068
2.75%, 9/15/15	250	258,714
2.38%, 3/24/17	100	102,788
American Honda Finance Corp., 2.13%, 10/10/18	500	497,941
Bank of America Corp.:
4.50%, 4/01/15	50	52,309
7.75%, 8/15/15 (b)	250	275,054
3.63%, 3/17/16	150	157,810
3.75%, 7/12/16	350	372,091
3.88%, 3/22/17	300	320,195
2.00%, 1/11/18	1,050	1,048,137
2.60%, 1/15/19	250	251,104
5.63%, 7/01/20	150	171,407
5.00%, 5/13/21	100	109,277
5.70%, 1/24/22	100	113,186
3.30%, 1/11/23	250	236,567
5.88%, 2/07/42	100	114,369
Boeing Capital Corp., 4.70%, 10/27/19	250	280,513
Corporate Bonds	Par (000)	Value
Diversified Financial Services (continued)
Capital One Bank USA NA, 3.38%, 2/15/23	$350	$325,388
Citigroup, Inc.:
2.65%, 3/02/15	400	408,113
1.25%, 1/15/16	250	250,830
3.95%, 6/15/16	150	159,585
1.70%, 7/25/16	250	252,356
4.45%, 1/10/17	400	433,520
2.50%, 9/26/18	350	351,766
8.50%, 5/22/19	250	320,397
4.05%, 7/30/22	250	247,214
3.38%, 3/01/23	500	475,257
3.50%, 5/15/23	250	232,948
3.88%, 10/25/23	250	245,765
6.63%, 6/15/32	100	111,264
6.88%, 3/05/38	100	122,970
8.13%, 7/15/39	75	105,202
5.88%, 1/30/42	150	168,581
Deutsche Bank AG, London, 3.25%, 1/11/16	300	313,759
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	250	269,092
2.75%, 5/15/15	500	512,921
1.70%, 5/09/16	750	758,581
4.25%, 2/03/17	250	268,942
2.38%, 1/16/18	250	252,490
4.38%, 8/06/23 (b)	220	221,179
General Electric Capital Corp.:
2.25%, 11/09/15	100	103,061
1.00%, 1/08/16	1,000	1,002,500
1.50%, 7/12/16	250	252,643
2.90%, 1/09/17	100	104,397
5.63%, 5/01/18	300	344,510
6.00%, 8/07/19	100	117,331
4.38%, 9/16/20	50	54,189
4.63%, 1/07/21	250	272,612
4.65%, 10/17/21	200	217,890
3.10%, 1/09/23	500	474,379
6.75%, 3/15/32	250	309,576
5.88%, 1/14/38	750	854,335
6.38%, 11/15/67 (e)	250	271,250
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18	250	251,839
Jefferies Group LLC:
8.50%, 7/15/19	125	152,500
5.13%, 1/20/23	150	151,720
John Deere Capital Corp.:
0.88%, 4/17/15	250	251,416
0.75%, 1/22/16	250	249,368
2.25%, 4/17/19	100	99,787
3.90%, 7/12/21 (b)	50	51,796
JPMorgan Chase & Co.:
1.88%, 3/20/15	350	354,731
5.25%, 5/01/15	250	263,866
1.10%, 10/15/15	250	250,954
3.15%, 7/05/16	300	314,515
2.00%, 8/15/17	250	253,589
1.80%, 1/25/18	250	247,806
1.63%, 5/15/18 (b)	500	489,600
4.50%, 1/24/22	300	317,319
3.25%, 9/23/22	200	191,664

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
JPMorgan Chase & Co. (concluded):
3.20%, 1/25/23	$150	$142,204
3.38%, 5/01/23	250	233,000
6.40%, 5/15/38	100	119,351
5.50%, 10/15/40	125	135,817
5.60%, 7/15/41	50	54,262
5.40%, 1/06/42	250	269,139
5.63%, 8/16/43	250	264,194
JPMorgan Chase Bank NA, 6.00%, 10/01/17	250	286,030
Leucadia National Corp., 5.50%, 10/18/23	150	149,913
Merrill Lynch & Co., Inc.:
6.05%, 5/16/16	500	550,112
6.88%, 4/25/18	400	472,947
6.11%, 1/29/37	100	107,847
7.75%, 5/14/38	200	258,213
Moody’s Corp., 4.50%, 9/01/22	50	49,237
National Rural Utilities Cooperative Finance Corp.:
1.00%, 2/02/15	200	201,176
3.05%, 3/01/16	50	52,038
3.40%, 11/15/23	350	338,673
NCUA Guaranteed Notes, 3.00%, 6/12/19	1,000	1,046,000
ORIX Corp., 3.75%, 3/09/17	100	103,828
Royal Bank of Scotland Group PLC:
2.55%, 9/18/15	200	204,551
6.40%, 10/21/19	250	288,081
The Royal Bank of Scotland PLC, 4.38%, 3/16/16	250	266,798
Toyota Motor Credit Corp.:
1.00%, 2/17/15	500	503,386
0.80%, 5/17/16	500	500,533
1.38%, 1/10/18	200	196,137
UBS AG/Stamford CT:
7.00%, 10/15/15	150	165,544
5.75%, 4/25/18	300	344,415

		27,502,219
Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
0.80%, 12/01/15	500	498,735
0.90%, 2/12/16	500	497,460
1.70%, 6/01/17	500	496,937
6.30%, 1/15/38	200	221,050
5.35%, 9/01/40	213	210,749
5.55%, 8/15/41	200	202,972
4.30%, 12/15/42	151	128,084
4.35%, 6/15/45	759	642,563
British Telecommunications PLC:
2.00%, 6/22/15	250	254,396
1.63%, 6/28/16	500	504,406
9.63%, 12/15/30	50	74,612
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	325	321,907
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	400	564,313
Embarq Corp.:
7.08%, 6/01/16	250	279,350
8.00%, 6/01/36	100	101,244
Orange SA:
2.75%, 9/14/16	200	207,690
4.13%, 9/14/21	150	151,862
5.38%, 1/13/42	225	225,975
Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Qwest Corp.:
6.50%, 6/01/17 (b)	$150	$169,511
6.75%, 12/01/21	50	54,748
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	97,197
Telefonica Emisiones SAU:
3.99%, 2/16/16	350	367,639
5.46%, 2/16/21	50	52,757
4.57%, 4/27/23	200	197,217
7.05%, 6/20/36	75	82,676
Telefonica Europe BV, 8.25%, 9/15/30	50	59,542
Verizon Communications, Inc.:
3.00%, 4/01/16	250	260,701
2.50%, 9/15/16	250	258,509
1.10%, 11/01/17	250	243,226
3.65%, 9/14/18	500	529,282
8.75%, 11/01/18	65	83,172
3.50%, 11/01/21	400	397,123
5.15%, 9/15/23	500	536,846
7.75%, 12/01/30	100	127,724
6.40%, 9/15/33	500	575,061
6.40%, 2/15/38	200	224,594
6.00%, 4/01/41	250	274,483
3.85%, 11/01/42	250	204,201
6.55%, 9/15/43	1,000	1,169,959

		11,550,473
Electric Utilities — 0.9%
Alabama Power Co., 5.50%, 10/15/17	100	112,938
Ameren Illinois Co., 2.70%, 9/01/22	100	93,595
American Electric Power Co., Inc., 1.65%, 12/15/17	200	195,963
CenterPoint Energy Houston Electric LLC, 3.55%, 8/01/42	100	82,086
Commonwealth Edison Co., 5.90%, 3/15/36	50	57,123
The Connecticut Light & Power Co., 2.50%, 1/15/23	150	137,090
DTE Electric Co., 4.00%, 4/01/43	150	133,505
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	118,689
Duke Energy Corp.:
1.63%, 8/15/17	250	248,420
3.95%, 10/15/23	250	250,072
Duke Energy Indiana, Inc.:
4.20%, 3/15/42	150	138,452
4.90%, 7/15/43	250	258,959
Duke Energy Progress, Inc., 4.10%, 5/15/42	150	138,515
Entergy Corp.:
3.63%, 9/15/15	50	51,576
4.70%, 1/15/17	150	161,282
Entergy Louisiana LLC, 4.05%, 9/01/23	250	253,874
Florida Power & Light Co.:
2.75%, 6/01/23 (b)	250	234,003
5.95%, 2/01/38	50	58,591
4.05%, 6/01/42	150	137,100
Georgia Power Co.:
0.63%, 11/15/15	250	249,820
4.30%, 3/15/42	200	179,922
Great Plains Energy, Inc., 5.29%, 6/15/22 (c)	150	160,932
Indiana Michigan Power Co., 6.05%, 3/15/37	175	189,566
LG&E and KU Energy LLC, 3.75%, 11/15/20 (b)	50	50,586

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36	$250	$284,016
5.15%, 11/15/43 (a)	250	252,082
Nevada Power Co., 5.45%, 5/15/41	50	54,158
Nisource Finance Corp.:
5.95%, 6/15/41	50	52,098
5.25%, 2/15/43	75	72,888
Northeast Utilities, 1.45%, 5/01/18	250	242,135
Northern States Power Co., 3.40%, 8/15/42	200	160,796
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	119,299
5.30%, 6/01/42	75	77,984
Pacific Gas & Electric Co.:
3.25%, 6/15/23	500	474,290
6.05%, 3/01/34	250	286,374
PacifiCorp:
2.95%, 2/01/22	100	96,118
2.95%, 6/01/23	300	281,434
PPL Capital Funding, Inc.:
1.90%, 6/01/18	250	244,117
3.40%, 6/01/23	250	232,623
Progress Energy, Inc.:
4.40%, 1/15/21	100	105,530
7.75%, 3/01/31	50	64,388
Public Service Co. of Colorado, 3.95%, 3/15/43 (b)	200	177,897
Public Service Electric & Gas Co.:
3.50%, 8/15/20	50	51,563
2.38%, 5/15/23	250	224,792
3.95%, 5/01/42	50	44,554
3.65%, 9/01/42	50	42,160
Southern California Edison Co.:
5.00%, 1/15/16	100	108,254
5.50%, 3/15/40	50	55,224
4.05%, 3/15/42	150	135,825
The Toledo Edison Co., 6.15%, 5/15/37	100	109,954
Virginia Electric & Power Co.:
2.95%, 1/15/22	400	386,457
4.00%, 1/15/43	250	222,612

		8,352,281
Electrical Equipment — 0.1%
Emerson Electric Co.:
5.00%, 4/15/19	100	112,265
2.63%, 2/15/23	350	326,897
Pentair Finance SA:
1.88%, 9/15/17	250	246,984
3.15%, 9/15/22	300	270,979
Roper Industries, Inc., 3.13%, 11/15/22	150	137,472

		1,094,597
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc., 3.00%, 3/01/18	750	750,386
Corning, Inc.:
3.70%, 11/15/23	250	246,216
4.75%, 3/15/42	50	48,155
Jabil Circuit, Inc., 4.70%, 9/15/22	250	240,000
Tyco Electronics Group SA:
6.55%, 10/01/17	50	57,220
3.50%, 2/03/22	100	95,006

		1,436,983
Corporate Bonds	Par (000)	Value
Energy Equipment & Services — 0.2%
Baker Hughes, Inc., 5.13%, 9/15/40	$100	$105,870
Ensco PLC:
3.25%, 3/15/16	100	104,404
4.70%, 3/15/21	100	105,774
FMC Technologies, Inc., 3.45%, 10/01/22	100	92,093
Halliburton Co.:
6.15%, 9/15/19	100	118,247
4.50%, 11/15/41	50	47,522
4.75%, 8/01/43	250	245,512
National Oilwell Varco, Inc., 3.95%, 12/01/42	150	132,418
Noble Holding International Ltd.:
2.50%, 3/15/17	150	150,475
5.25%, 3/15/42 (b)	50	47,974
Transcontinental Gas Pipe Line Co. LLC, 4.45%, 8/01/42	250	222,422
Transocean, Inc.:
5.05%, 12/15/16	250	276,168
2.50%, 10/15/17	250	252,648
3.80%, 10/15/22	100	94,783
6.80%, 3/15/38	50	55,651

		2,051,961
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., 1.13%, 12/15/17	150	147,361
CVS Caremark Corp.:
2.75%, 12/01/22	400	369,189
6.13%, 9/15/39	50	56,706
The Kroger Co.:
6.15%, 1/15/20	100	113,974
3.40%, 4/15/22	100	96,998
5.15%, 8/01/43	125	121,938
Safeway, Inc.:
6.35%, 8/15/17	250	279,711
4.75%, 12/01/21	100	100,417
Wal-Mart Stores, Inc.:
1.50%, 10/25/15	800	815,223
3.63%, 7/08/20	150	157,178
5.63%, 4/15/41	500	567,737
4.00%, 4/11/43	150	133,497
4.75%, 10/02/43	250	250,973
Walgreen Co.:
1.80%, 9/15/17	200	201,386
3.10%, 9/15/22	200	187,498

		3,599,786
Food Products — 0.3%
Archer-Daniels-Midland Co., 4.54%, 3/26/42	75	70,020
ConAgra Foods, Inc.:
3.25%, 9/15/22	200	187,577
4.65%, 1/25/43	250	229,677
Delhaize Group SA, 4.13%, 4/10/19	150	154,206
General Mills, Inc., 3.15%, 12/15/21	150	146,834
Ingredion, Inc., 3.20%, 11/01/15	50	51,771
The JM Smucker Co., 3.50%, 10/15/21	50	49,642
Kellogg Co.:
1.88%, 11/17/16	200	203,432
3.13%, 5/17/22	100	94,811
Kraft Foods Group, Inc.:
1.63%, 6/04/15	250	253,175
5.38%, 2/10/20	52	58,666
5.00%, 6/04/42	200	197,158

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	23

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Food Products (concluded)
Kraft Foods, Inc., 6.50%, 2/09/40	$350	$418,250
Mondelez International, Inc.:
4.13%, 2/09/16	150	159,024
5.38%, 2/10/20	48	54,211
Tyson Foods, Inc., 4.50%, 6/15/22	150	152,725
Unilever Capital Corp.:
2.20%, 3/06/19	200	199,743
4.25%, 2/10/21	200	214,481

		2,895,403
Gas Utilities — 0.1%
AGL Capital Corp., 3.50%, 9/15/21	50	49,745
Atmos Energy Corp., 4.15%, 1/15/43	100	89,947
National Fuel Gas Co., 3.75%, 3/01/23	300	283,122
ONEOK, Inc., 4.25%, 2/01/22	100	94,074

		516,888
Health Care Equipment & Supplies — 0.2%
Baxter International, Inc.:
1.85%, 6/15/18	250	246,873
3.20%, 6/15/23	250	238,837
Boston Scientific Corp.:
6.00%, 1/15/20	100	114,803
4.13%, 10/01/23	100	99,191
CareFusion Corp., 3.30%, 3/01/23 (a)	200	182,760
Covidien International Finance SA:
1.35%, 5/29/15	250	251,834
2.95%, 6/15/23	250	231,266
6.55%, 10/15/37	25	30,694
Medtronic, Inc.:
1.38%, 4/01/18	300	294,494
4.13%, 3/15/21	50	52,277
4.00%, 4/01/43	150	132,203
St. Jude Medical, Inc., 3.25%, 4/15/23	150	139,948
Stryker Corp., 1.30%, 4/01/18	200	194,280

		2,209,460
Health Care Providers & Services — 0.6%
Aetna, Inc.:
1.50%, 11/15/17	250	246,323
2.75%, 11/15/22	250	230,288
6.75%, 12/15/37	50	60,976
Cardinal Health, Inc.:
1.70%, 3/15/18	750	733,957
3.20%, 6/15/22	50	47,515
4.60%, 3/15/43 (b)	50	46,689
Cigna Corp.:
2.75%, 11/15/16	100	104,082
4.00%, 2/15/22 (b)	25	25,447
5.38%, 2/15/42	50	51,985
Express Scripts Holding Co.:
3.50%, 11/15/16	100	105,722
2.65%, 2/15/17	350	360,736
4.75%, 11/15/21	300	316,999
Humana, Inc., 3.15%, 12/01/22 (b)	250	231,428
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	94,786
Laboratory Corp. of America Holdings:
3.75%, 8/23/22	100	96,864
4.00%, 11/01/23	100	96,091
Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
McKesson Corp.:
3.25%, 3/01/16	$250	$260,546
2.85%, 3/15/23	150	135,683
Medco Health Solutions, Inc., 2.75%, 9/15/15	50	51,614
Quest Diagnostics, Inc.:
3.20%, 4/01/16	50	51,852
4.70%, 4/01/21	100	102,550
UnitedHealth Group, Inc.:
1.63%, 3/15/19	550	529,636
2.88%, 3/15/23	250	232,627
5.95%, 2/15/41	100	113,288
3.95%, 10/15/42	150	127,210
WellPoint, Inc.:
5.25%, 1/15/16	150	162,184
1.88%, 1/15/18 (b)	450	444,965
3.13%, 5/15/22	200	187,576
3.30%, 1/15/23	100	93,321
4.63%, 5/15/42	50	46,211
5.10%, 1/15/44	150	148,747

		5,537,898
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp.:
1.20%, 2/05/16	250	249,309
3.95%, 10/15/20	250	250,193
Darden Restaurants, Inc., 3.35%, 11/01/22	100	86,031
Hyatt Hotels Corp., 3.38%, 7/15/23	190	174,187
Marriott International, Inc.:
3.00%, 3/01/19	100	100,701
3.25%, 9/15/22	100	93,231
McDonald’s Corp.:
0.75%, 5/29/15	250	251,458
1.88%, 5/29/19	100	97,571
3.50%, 7/15/20	50	52,089
3.70%, 2/15/42	100	84,691
Starbucks Corp., 3.85%, 10/01/23	250	251,460
Starwood Hotels & Resorts Worldwide, Inc., 3.13%, 2/15/23	250	227,044
Wyndham Worldwide Corp.:
2.50%, 3/01/18	500	498,303
4.25%, 3/01/22	50	48,799
Yum! Brands, Inc.:
5.30%, 9/15/19	100	111,486
5.35%, 11/01/43	100	97,165

		2,673,718
Household Durables — 0.0%
MDC Holdings, Inc., 6.00%, 1/15/43	100	86,277
Mohawk Industries, Inc., 3.85%, 2/01/23	125	118,750
Whirlpool Corp., 5.15%, 3/01/43 (b)	200	192,829

		397,856
Household Products — 0.1%
The Clorox Co., 3.05%, 9/15/22	50	46,868
Energizer Holdings, Inc., 4.70%, 5/19/21	50	50,507
Kimberly-Clark Corp., 3.63%, 8/01/20 (b)	50	52,138
The Procter & Gamble Co.:
1.80%, 11/15/15	100	102,311
2.30%, 2/06/22	250	234,311

		486,135

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Independent Power Producers & Energy Traders — 0.1%
Exelon Generation Co. LLC:
6.25%, 10/01/39	$150	$152,008
5.60%, 6/15/42	50	46,674
PPL Energy Supply LLC, 4.60%, 12/15/21 (b)	150	144,142
Southern Power Co., 5.25%, 7/15/43	250	248,328

		591,152
Industrial Conglomerates — 0.2%
General Electric Co.:
0.85%, 10/09/15	750	753,502
5.25%, 12/06/17	250	282,986
2.70%, 10/09/22	150	140,400
Koninklijke Philips Electronics N.V., 3.75%, 3/15/22	250	250,135

		1,427,023
Insurance — 1.1%
ACE INA Holdings, Inc.:
2.60%, 11/23/15	300	310,367
4.15%, 3/13/43	150	135,969
Aflac, Inc.:
2.65%, 2/15/17 (b)	250	257,977
3.63%, 6/15/23	250	241,994
Alleghany Corp., 4.95%, 6/27/22	50	51,908
The Allstate Corp.:
3.15%, 6/15/23	250	237,086
4.50%, 6/15/43	150	141,926
American International Group, Inc.:
4.88%, 9/15/16	150	164,749
3.80%, 3/22/17 (b)	350	373,765
8.25%, 8/15/18	100	125,088
3.38%, 8/15/20	250	251,454
4.88%, 6/01/22	250	268,706
4.13%, 2/15/24	250	248,551
8.18%, 5/15/58 (e)	175	211,750
Aon Corp., 3.13%, 5/27/16	50	52,144
Aon PLC, 4.45%, 5/24/43	200	177,665
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	124,986
Assurant, Inc., 2.50%, 3/15/18	250	244,263
AXA SA, 8.60%, 12/15/30	50	61,562
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	500	495,844
4.40%, 5/15/42	100	91,448
Berkshire Hathaway, Inc.:
1.90%, 1/31/17	100	102,302
1.55%, 2/09/18	500	494,372
CNA Financial Corp., 5.75%, 8/15/21	100	112,044
Genworth Holdings, Inc.:
8.63%, 12/15/16 (b)	250	296,860
7.70%, 6/15/20 (b)	50	59,530
4.90%, 8/15/23	100	99,950
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	100	114,344
ING US, Inc., 2.90%, 2/15/18	750	767,089
Lincoln National Corp.:
4.85%, 6/24/21	50	53,705
4.20%, 3/15/22	100	101,902
4.00%, 9/01/23	200	197,374
Loews Corp., 2.63%, 5/15/23	250	223,981
Markel Corp., 3.63%, 3/30/23	250	235,300
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	50	53,302
Corporate Bonds	Par (000)	Value
Insurance (concluded)
MetLife, Inc.:
5.00%, 6/15/15	$100	$106,142
4.75%, 2/08/21	200	216,162
6.40%, 12/15/36	100	102,750
4.13%, 8/13/42	300	260,887
Principal Financial Group, Inc., 4.63%, 9/15/42	50	46,975
The Progressive Corp., 3.75%, 8/23/21	50	50,979
Prudential Financial, Inc.:
3.00%, 5/12/16	150	156,207
5.38%, 6/21/20	350	395,540
8.88%, 6/15/38 (e)	100	121,625
5.63%, 6/15/43 (e)	100	98,000
5.10%, 8/15/43	250	248,289
5.20%, 3/15/44 (e)	100	96,750
The Travelers Cos., Inc., 4.60%, 8/01/43	100	97,706
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	120,384
Willis Group Holdings PLC, 4.13%, 3/15/16	200	209,387
WR Berkley Corp., 4.63%, 3/15/22	200	202,292
XLIT Ltd., 5.75%, 10/01/21	100	112,287

		9,823,619
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 1.20%, 11/29/17	250	244,773
Internet Software & Services — 0.0%
Baidu, Inc., 3.25%, 8/06/18	205	207,214
eBay, Inc.:
3.25%, 10/15/20	50	50,868
2.60%, 7/15/22	50	45,986
Google, Inc., 3.63%, 5/19/21	25	26,068

		330,136
IT Services — 0.3%
Fidelity National Information Services, Inc.:
2.00%, 4/15/18	250	243,099
3.50%, 4/15/23	25	22,788
Fiserv, Inc., 6.80%, 11/20/17	50	57,610
International Business Machines Corp.:
0.55%, 2/06/15	250	250,370
0.75%, 5/11/15	200	200,881
2.00%, 1/05/16	150	153,954
1.25%, 2/08/18	500	489,453
1.88%, 5/15/19	250	245,207
2.90%, 11/01/21	100	96,214
4.00%, 6/20/42	100	89,292
Total System Services, Inc., 2.38%, 6/01/18	250	243,221
The Western Union Co.:
2.88%, 12/10/17	250	253,810
6.20%, 11/17/36 (b)	25	23,448

		2,369,347
Leisure Equipment & Products — 0.0%
Mattel, Inc., 1.70%, 3/15/18 (b)	200	195,407
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.88%, 7/15/23	200	189,563
Life Technologies Corp., 6.00%, 3/01/20	100	114,902
Thermo Fisher Scientific, Inc.:
2.25%, 8/15/16	50	51,134
3.15%, 1/15/23	250	232,653

		588,252

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	25

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Machinery — 0.2%
Caterpillar, Inc.:
5.70%, 8/15/16	$100	$111,489
3.90%, 5/27/21	50	51,935
5.20%, 5/27/41	100	103,343
Danaher Corp., 3.90%, 6/23/21	50	51,734
Deere & Co., 3.90%, 6/09/42	50	43,867
Flowserve Corp., 3.50%, 9/15/22	100	94,200
Illinois Tool Works, Inc.:
4.88%, 9/15/41	50	49,250
3.90%, 9/01/42	75	64,182
Ingersoll-Rand Global Holding Co., Ltd.:
6.88%, 8/15/18	50	58,845
2.88%, 1/15/19 (a)	500	492,814
Joy Global, Inc., 5.13%, 10/15/21 (b)	50	51,349
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	139,354
Trinity Acquisition PLC, 6.13%, 8/15/43	150	151,635

		1,463,997
Media — 1.0%
21st Century Fox America, Inc., 4.00%, 10/01/23 (a)	250	247,090
CBS Corp.:
7.88%, 7/30/30	75	93,314
4.85%, 7/01/42	75	67,579
Cintas Corp. No 2, 4.30%, 6/01/21	25	25,954
Comcast Corp.:
5.15%, 3/01/20	350	390,449
4.25%, 1/15/33	650	603,797
6.45%, 3/15/37	200	232,109
4.65%, 7/15/42	150	139,591
COX Communications, Inc., 5.50%, 10/01/15	100	107,338
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	100	104,022
3.50%, 3/01/16	250	262,422
2.40%, 3/15/17	250	254,515
1.75%, 1/15/18 (b)	750	735,726
3.80%, 3/15/22	250	240,159
5.15%, 3/15/42	150	134,715
Discovery Communications LLC:
4.38%, 6/15/21	50	51,666
3.25%, 4/01/23 (b)	50	46,442
4.95%, 5/15/42	50	46,442
4.88%, 4/01/43	150	138,374
NBCUniversal Media LLC:
3.65%, 4/30/15	250	260,000
4.38%, 4/01/21	100	105,842
2.88%, 1/15/23	250	231,444
News America, Inc.:
4.50%, 2/15/21	100	107,187
3.00%, 9/15/22	400	376,021
6.20%, 12/15/34	100	110,697
6.15%, 2/15/41	150	167,179
Omnicom Group, Inc., 3.63%, 5/01/22	125	121,050
TCI Communications, Inc., 8.75%, 8/01/15	50	56,233
Thomson Reuters Corp.:
0.88%, 5/23/16	250	248,241
6.50%, 7/15/18	250	289,859
4.30%, 11/23/23 (b)	250	251,075
Time Warner Cable, Inc.:
8.25%, 4/01/19	300	351,451
4.13%, 2/15/21	100	94,776
Corporate Bonds	Par (000)	Value
Media (concluded)
Time Warner Cable, Inc. (concluded):
4.00%, 9/01/21 (b)	$500	$464,376
6.55%, 5/01/37	150	138,803
6.75%, 6/15/39	50	47,085
4.50%, 9/15/42	225	170,452
Time Warner, Inc.:
4.88%, 3/15/20	250	274,020
3.40%, 6/15/22	250	243,962
7.70%, 5/01/32	250	320,993
6.25%, 3/29/41	150	166,572
5.35%, 12/15/43	250	253,183
Viacom, Inc.:
3.13%, 6/15/22 (b)	150	138,569
3.25%, 3/15/23	200	185,243
4.38%, 3/15/43	70	59,106
5.85%, 9/01/43	100	105,122
The Walt Disney Co.:
3.75%, 6/01/21	50	51,615
2.35%, 12/01/22	300	272,575
WPP Finance 2010, 4.75%, 11/21/21	100	103,956

		9,688,391
Metals & Mining — 0.7%
Alcoa, Inc.:
5.55%, 2/01/17	200	215,272
5.90%, 2/01/27	100	97,983
Allegheny Technologies, Inc., 5.88%, 8/15/23	150	151,490
Barrick Gold Corp., 3.85%, 4/01/22	350	315,220
Barrick North America Finance LLC, 5.70%, 5/30/41	50	42,955
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	100,271
2.05%, 9/30/18	175	174,978
2.88%, 2/24/22	250	239,080
5.00%, 9/30/43	350	355,859
Carpenter Technology Corp., 4.45%, 3/01/23	250	239,875
Cliffs Natural Resources, Inc. (b):
3.95%, 1/15/18	200	201,959
4.88%, 4/01/21	50	48,627
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17	100	100,652
3.10%, 3/15/20	200	194,306
3.55%, 3/01/22	50	47,520
5.45%, 3/15/43	100	95,704
Goldcorp, Inc., 2.13%, 3/15/18	150	147,014
Newmont Mining Corp.:
3.50%, 3/15/22	200	170,237
4.88%, 3/15/42	50	37,022
Nucor Corp., 5.20%, 8/01/43	250	243,548
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	25	24,523
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	50	51,563
4.13%, 5/20/21	150	155,594
Rio Tinto Finance USA PLC:
1.13%, 3/20/15	250	251,391
1.63%, 8/21/17	250	249,901
2.25%, 12/14/18	1,000	995,066
2.88%, 8/21/22	100	93,203
4.75%, 3/22/42	100	97,193

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Metals & Mining (concluded)
Southern Copper Corp., 6.75%, 4/16/40	$100	$96,826
Teck Resources Ltd.:
3.00%, 3/01/19	450	451,410
4.75%, 1/15/22	50	50,479
3.75%, 2/01/23 (b)	100	93,213
5.20%, 3/01/42	50	44,130
Vale Overseas Ltd., 6.88%, 11/21/36	200	206,551
Vale SA, 5.63%, 9/11/42 (b)	250	226,946

		6,307,561
Multi-Utilities — 0.2%
CMS Energy Corp., 4.70%, 3/31/43	200	186,607
Consolidated Edison Co. of New York, Inc.:
6.65%, 4/01/19	100	119,806
3.95%, 3/01/43	150	132,343
Series 12-A, 4.20%, 3/15/42	150	137,356
Dominion Resources, Inc.:
1.40%, 9/15/17	250	245,498
4.90%, 8/01/41	50	47,991
San Diego Gas & Electric Co.:
3.60%, 9/01/23	250	249,876
4.30%, 4/01/42	100	95,507
SCANA Corp., 4.13%, 2/01/22	100	97,113
Sempra Energy:
2.30%, 4/01/17	250	253,238
4.05%, 12/01/23	250	246,859

		1,812,194
Multiline Retail — 0.1%
Dollar General Corp., 1.88%, 4/15/18	250	241,843
Kohl’s Corp., 4.00%, 11/01/21 (b)	50	49,979
Nordstrom, Inc., 4.00%, 10/15/21	100	103,716
Target Corp.:
2.90%, 1/15/22	150	143,888
4.00%, 7/01/42	100	86,741

		626,167
Office Electronics — 0.0%
Xerox Corp.:
4.25%, 2/15/15	250	259,357
5.63%, 12/15/19	100	110,272

		369,629
Oil, Gas & Consumable Fuels — 2.8%
Alberta Energy Co., Ltd., 7.38%, 11/01/31	50	58,704
Anadarko Petroleum Corp.:
6.38%, 9/15/17	750	861,052
6.45%, 9/15/36	100	112,293
Apache Corp.:
3.25%, 4/15/22	145	142,862
6.00%, 1/15/37	100	113,364
4.25%, 1/15/44	100	89,907
Boardwalk Pipelines LP, 3.38%, 2/01/23	200	179,827
BP Capital Markets PLC:
3.20%, 3/11/16	100	105,008
1.85%, 5/05/17	250	252,510
1.38%, 5/10/18	250	242,637
2.24%, 9/26/18	300	300,866
4.74%, 3/11/21	50	54,693
3.25%, 5/06/22	100	96,926
3.99%, 9/26/23	250	252,568
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP, 4.15%, 7/01/23	$250	$240,385
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	100	98,265
6.25%, 3/15/38	50	56,026
Cenovus Energy, Inc.:
5.70%, 10/15/19	150	170,870
3.00%, 8/15/22	100	93,774
Chevron Corp., 2.43%, 6/24/20	550	535,183
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	300	267,955
ConocoPhillips:
4.60%, 1/15/15	200	208,475
6.50%, 2/01/39	400	501,607
ConocoPhillips Co., 1.05%, 12/15/17	250	243,947
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	126,538
Continental Resources, Inc., 4.50%, 4/15/23	300	304,125
DCP Midstream Operating LP, 3.88%, 3/15/23 (b)	225	207,195
Devon Energy Corp.:
1.88%, 5/15/17	250	251,821
4.00%, 7/15/21 (b)	150	152,607
4.75%, 5/15/42	200	185,462
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43	250	245,362
Ecopetrol SA:
7.63%, 7/23/19	100	118,500
5.88%, 9/18/23	350	369,250
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	200	209,463
Enbridge Energy Partners LP, 4.20%, 9/15/21 (b)	100	100,612
Encana Corp., 3.90%, 11/15/21	200	198,577
Energy Transfer Partners LP:
9.70%, 3/15/19	44	56,969
5.20%, 2/01/22	250	263,198
3.60%, 2/01/23	150	138,906
4.90%, 2/01/24	250	253,794
5.95%, 10/01/43	150	152,177
Enterprise Products Operating LLC:
3.35%, 3/15/23	250	237,478
5.95%, 2/01/41	150	163,358
4.45%, 2/15/43	75	66,249
4.85%, 3/15/44	200	188,080
EOG Resources, Inc.:
2.50%, 2/01/16	50	51,586
5.63%, 6/01/19	150	172,141
EQT Corp., 4.88%, 11/15/21	50	51,276
Hess Corp.:
8.13%, 2/15/19	200	248,423
5.60%, 2/15/41	300	312,635
Husky Energy, Inc., 3.95%, 4/15/22	150	148,055
Kinder Morgan Energy Partners LP:
2.65%, 2/01/19	245	242,283
3.95%, 9/01/22	225	219,253
4.15%, 2/01/24	250	241,868
6.50%, 2/01/37	100	109,581
5.00%, 8/15/42	75	69,267
5.00%, 3/01/43	200	184,591
Marathon Oil Corp.:
5.90%, 3/15/18	100	113,788
2.80%, 11/01/22	150	138,241
Marathon Petroleum Corp.:
3.50%, 3/01/16	250	261,055
5.13%, 3/01/21	150	162,490

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	27

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp., 4.00%, 6/01/22	$100	$95,141
Nabors Industries, Inc.:
5.00%, 9/15/20	50	52,028
4.63%, 9/15/21	250	250,293
Nexen, Inc., 6.40%, 5/15/37	100	113,831
Noble Energy, Inc.:
4.15%, 12/15/21	150	154,237
5.25%, 11/15/43	250	249,796
Occidental Petroleum Corp., 4.10%, 2/01/21	50	52,487
ONEOK Partners LP:
2.00%, 10/01/17	250	248,778
6.13%, 2/01/41	50	52,948
Pemex Project Funding Master Trust, 5.75%, 3/01/18	350	390,250
Petrobras Global Finance BV:
3.00%, 1/15/19 (b)	500	467,916
5.63%, 5/20/43	200	163,262
Petrobras International Finance Co.:
2.88%, 2/06/15	100	101,500
3.50%, 2/06/17 (b)	500	504,575
5.75%, 1/20/20 (b)	400	411,576
5.38%, 1/27/21	500	496,194
Petrohawk Energy Corp., 7.88%, 6/01/15	50	51,312
Petroleos Mexicanos:
3.50%, 7/18/18	350	359,187
4.88%, 1/24/22	400	411,000
3.50%, 1/30/23	400	366,500
6.50%, 6/02/41	50	52,250
5.50%, 6/27/44	200	182,500
Phillips 66:
1.95%, 3/05/15	250	253,482
5.88%, 5/01/42	100	108,455
Pioneer Natural Resources Co., 3.95%, 7/15/22	150	150,575
Plains All American Pipeline LP / PAA Finance Corp.:
2.85%, 1/31/23	250	227,299
5.15%, 6/01/42	50	49,301
Plains Exploration & Production Co.:
6.13%, 6/15/19	250	273,424
6.50%, 11/15/20	250	276,095
Rowan Cos., Inc., 5.40%, 12/01/42	100	92,514
Shell International Finance BV:
3.10%, 6/28/15	150	155,667
0.63%, 12/04/15	1,050	1,050,223
4.38%, 3/25/20	100	109,625
6.38%, 12/15/38	50	62,099
5.50%, 3/25/40	50	55,547
4.55%, 8/12/43	200	195,069
Southwestern Energy Co., 4.10%, 3/15/22	100	99,131
Spectra Energy Capital LLC, 3.30%, 3/15/23	500	442,808
Spectra Energy Partners LP, 4.75%, 3/15/24	250	254,851
Statoil ASA:
1.95%, 11/08/18	250	247,865
2.65%, 1/15/24	500	451,001
5.10%, 8/17/40	100	103,788
Suncor Energy, Inc.:
6.10%, 6/01/18	200	231,192
6.50%, 6/15/38	250	291,035
Sunoco Logistics Partners Operations LP, 4.95%, 1/15/43	250	222,406
Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Talisman Energy, Inc.:
3.75%, 2/01/21	$300	$290,446
5.50%, 5/15/42	50	47,095
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	116,380
Total Capital Canada Ltd., 2.75%, 7/15/23	150	138,573
Total Capital International SA:
0.75%, 1/25/16	400	399,238
1.50%, 2/17/17	100	100,183
TransCanada PipeLines Ltd.:
0.88%, 3/02/15	100	100,291
3.75%, 10/16/23 (b)	350	341,130
6.20%, 10/15/37	200	227,846
5.00%, 10/16/43	150	147,817
Valero Energy Corp.:
6.13%, 2/01/20	150	171,334
6.63%, 6/15/37	100	114,073
Weatherford International Ltd.:
6.00%, 3/15/18	150	168,343
9.63%, 3/01/19	250	321,216
5.13%, 9/15/20	50	53,713
5.95%, 4/15/42	100	100,194
The Williams Cos., Inc.:
7.88%, 9/01/21	31	35,746
3.70%, 1/15/23	100	87,281
Williams Partners LP:
3.80%, 2/15/15	150	154,968
4.00%, 11/15/21	250	246,904

		25,989,742
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22	50	48,712
Georgia-Pacific LLC, 8.88%, 5/15/31	25	34,726
International Paper Co.:
7.95%, 6/15/18	475	576,979
7.50%, 8/15/21 (b)	100	122,589
Westvaco Corp., 8.20%, 1/15/30	100	118,494

		901,500
Personal Products — 0.0%
Avon Products, Inc., 4.60%, 3/15/20	250	247,910
Pharmaceuticals — 0.8%
AbbVie, Inc.:
1.75%, 11/06/17	300	299,486
2.00%, 11/06/18	150	148,382
2.90%, 11/06/22	300	280,397
4.40%, 11/06/42	50	46,634
Actavis, Inc. (FKA Watson Pharmaceuticals, Inc.), 3.25%, 10/01/22	150	139,908
Allergan, Inc., 1.35%, 3/15/18	250	243,620
AstraZeneca PLC:
5.90%, 9/15/17	100	114,347
1.95%, 9/18/19	500	485,809
6.45%, 9/15/37	100	119,410
Bristol-Myers Squibb Co.:
1.75%, 3/01/19 (b)	250	244,107
2.00%, 8/01/22	250	221,288
4.50%, 3/01/44	200	191,568
Eli Lilly & Co., 5.50%, 3/15/27	50	57,046

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
GlaxoSmithKline Capital PLC:
0.75%, 5/08/15	$150	$150,596
2.85%, 5/08/22	150	141,472
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16	250	248,939
5.65%, 5/15/18	100	115,114
6.38%, 5/15/38	50	61,197
Johnson & Johnson:
2.15%, 5/15/16	100	103,363
4.38%, 12/05/33	250	251,627
4.50%, 9/01/40	100	98,393
Merck & Co., Inc.:
1.30%, 5/18/18	500	486,305
3.88%, 1/15/21	250	263,682
5.95%, 12/01/28	100	116,625
4.15%, 5/18/43	250	228,398
Mylan, Inc., 1.80%, 6/24/16 (a)	250	254,864
Novartis Capital Corp., 4.40%, 4/24/20	100	108,914
Pfizer, Inc.:
5.35%, 3/15/15	100	105,665
1.50%, 6/15/18 (b)	500	492,427
7.20%, 3/15/39	200	268,821
4.30%, 6/15/43	250	235,087
Sanofi, 1.25%, 4/10/18 (b)	250	243,403
Teva Pharmaceutical Finance Co. BV:
2.40%, 11/10/16	200	205,774
2.95%, 12/18/22	150	135,806
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	250	270,625
Zoetis, Inc.:
1.15%, 2/01/16	150	150,170
4.70%, 2/01/43	150	140,199

		7,469,468
Real Estate — 0.3%
AvalonBay Communities, Inc., 2.95%, 9/15/22 (b)	100	91,820
Boston Properties LP:
3.70%, 11/15/18	200	210,975
3.13%, 9/01/23	250	228,347
Brandywine Operating Partnership LP, 3.95%, 2/15/23	250	234,346
Duke Realty LP, 3.63%, 4/15/23	250	230,742
Host Hotels & Resorts LP, 5.25%, 3/15/22	250	260,616
Liberty Property LP, 4.40%, 2/15/24	250	245,477
Simon Property Group LP:
5.25%, 12/01/16	50	55,343
2.80%, 1/30/17	100	103,431
2.15%, 9/15/17 (b)	250	253,450
3.38%, 3/15/22	100	97,468
2.75%, 2/01/23 (b)	250	228,450
Ventas Realty LP / Ventas Capital Corp.:
2.70%, 4/01/20	250	239,050
4.25%, 3/01/22	100	100,629

		2,580,144
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.40%, 2/15/19	250	254,513
5.05%, 9/01/20	25	26,437
4.70%, 3/15/22	100	99,955
3.50%, 1/31/23	150	136,762
Corporate Bonds	Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
DDR Corp., 4.63%, 7/15/22	$100	$101,998
ERP Operating LP, 4.75%, 7/15/20	100	107,815
HCP, Inc.:
6.00%, 1/30/17	100	112,073
3.15%, 8/01/22	100	91,782
4.25%, 11/15/23	250	244,549
Health Care REIT, Inc.:
4.13%, 4/01/19	200	210,592
5.25%, 1/15/22	50	53,282
Healthcare Realty Trust, Inc., 3.75%, 4/15/23	150	138,775
Hospitality Properties Trust, 5.00%, 8/15/22	200	203,247
Mid-America Apartments LP, 4.30%, 10/15/23	200	194,447
ProLogis LP, 6.63%, 5/15/18	133	155,340
Realty Income Corp., 4.65%, 8/01/23	250	251,775
Weyerhaeuser Co., 7.38%, 3/15/32	350	428,279

		2,811,621
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	250	232,815
5.40%, 6/01/41	50	51,861
4.40%, 3/15/42	150	133,661
4.45%, 3/15/43	200	181,342
Canadian National Railway Co.:
1.45%, 12/15/16	50	50,355
3.50%, 11/15/42	100	80,671
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	26,882
CSX Corp.:
3.70%, 10/30/20	100	103,005
3.70%, 11/01/23	300	290,221
4.75%, 5/30/42	100	94,991
Norfolk Southern Corp.:
7.70%, 5/15/17	150	178,043
3.00%, 4/01/22	250	236,190
3.85%, 1/15/24	250	245,565
3.95%, 10/01/42	100	84,141
Union Pacific Corp.:
4.16%, 7/15/22	100	102,878
2.75%, 4/15/23 (b)	200	183,020
4.30%, 6/15/42	50	45,244

		2,320,885
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc., 5.85%, 6/15/41	50	51,777
Intel Corp.:
1.35%, 12/15/17	300	296,502
2.70%, 12/15/22	200	184,361
4.80%, 10/01/41	50	48,762
Maxim Integrated Products, Inc., 3.38%, 3/15/23	100	91,556
Seagate HDD Cayman (a):
3.75%, 11/15/18	125	126,406
4.75%, 6/01/23	250	233,750

		1,033,114
Software — 0.2%
Autodesk, Inc., 1.95%, 12/15/17	75	74,193
CA, Inc., 4.50%, 8/15/23	170	168,088
Microsoft Corp.:
1.63%, 12/06/18	250	246,594
3.00%, 10/01/20	50	50,962

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	29

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Software (concluded)
Microsoft Corp. (concluded):
5.30%, 2/08/41	$100	$107,137
3.75%, 5/01/43 (b)	150	127,969
Oracle Corp.:
1.20%, 10/15/17	750	738,043
5.75%, 4/15/18	150	173,335
3.88%, 7/15/20	100	105,546
3.63%, 7/15/23	250	247,992
5.38%, 7/15/40	150	160,168
Symantec Corp., 2.75%, 6/15/17	150	151,611

		2,351,638
Specialty Retail — 0.3%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	249,878
AutoZone, Inc.:
3.70%, 4/15/22	50	48,244
3.13%, 7/15/23	250	226,381
The Home Depot, Inc.:
4.40%, 4/01/21	150	161,996
3.75%, 2/15/24	350	348,367
5.88%, 12/16/36	100	115,390
4.20%, 4/01/43	250	227,825
Lowe’s Cos., Inc.:
1.63%, 4/15/17	200	199,292
4.63%, 4/15/20	100	110,409
3.12%, 4/15/22	100	96,964
4.65%, 4/15/42	250	241,776
5.00%, 9/15/43	150	153,367
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	11	12,338
3.88%, 1/15/22	300	295,703
4.38%, 9/01/23	200	200,753
QVC, Inc., 5.13%, 7/02/22	250	247,277
Staples, Inc., 2.75%, 1/12/18 (b)	150	152,101

		3,088,061
Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	100	99,958
Tobacco — 0.3%
Altria Group, Inc.:
9.70%, 11/10/18	187	245,792
9.25%, 8/06/19	45	59,279
2.85%, 8/09/22	250	230,180
10.20%, 2/06/39	33	51,487
4.50%, 5/02/43	150	132,537
5.38%, 1/31/44	70	70,290
Lorillard Tobacco Co.:
6.88%, 5/01/20 (b)	100	115,407
3.75%, 5/20/23	250	227,592
Philip Morris International, Inc.:
1.13%, 8/21/17	250	245,075
1.88%, 1/15/19	250	244,313
4.13%, 5/17/21	50	51,995
2.63%, 3/06/23	250	226,405
4.50%, 3/20/42	50	46,704
3.88%, 8/21/42	100	84,649
4.13%, 3/04/43	200	175,084
Reynolds American, Inc.:
4.75%, 11/01/42	150	133,323
6.15%, 9/15/43	150	161,978

		2,502,090
Corporate Bonds	Par (000)	Value
Trading Companies & Distributors — 0.0%
GATX Corp., 2.38%, 7/30/18	$150	$150,248
Transportation Infrastructure — 0.1%
Ryder System, Inc.:
2.50%, 3/01/17	150	152,605
2.35%, 2/26/19	500	489,602

		642,207
Water Utilities — 0.0%
United Utilities PLC, 5.38%, 2/01/19	50	53,162
Wireless Telecommunication Services — 0.3%
America Movil SAB de C.V.:
2.38%, 9/08/16	500	514,585
5.00%, 3/30/20	450	487,378
4.38%, 7/16/42 (b)	100	83,081
Rogers Communications, Inc., 3.00%, 3/15/23	150	138,371
Vodafone Group PLC:
0.90%, 2/19/16	250	250,875
1.63%, 3/20/17	250	249,911
1.50%, 2/19/18	500	487,494
7.88%, 2/15/30	100	125,225
4.38%, 2/19/43	200	172,826

		2,509,746
Total Corporate Bonds — 23.2%		216,613,943

Foreign Agency Obligations
Brazilian Government International Bond:
8.00%, 1/15/18	125	138,750
5.88%, 1/15/19 (b)	250	280,000
4.88%, 1/22/21	650	685,750
2.63%, 1/05/23 (b)	750	645,000
4.25%, 1/07/25	250	238,125
5.63%, 1/07/41	300	291,000
Colombia Government International Bond:
4.38%, 7/12/21	250	257,500
2.63%, 3/15/23	250	219,000
4.00%, 2/26/24	250	241,000
7.38%, 9/18/37 (b)	100	122,750
Council Of Europe Development Bank:
1.50%, 1/15/15	50	50,594
1.00%, 3/07/18	250	243,222
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	250,590
European Investment Bank:
1.00%, 7/15/15	500	504,870
0.63%, 4/15/16	1,250	1,238,756
2.50%, 5/16/16	100	104,411
5.13%, 9/13/16	225	250,695
1.25%, 10/14/16	100	101,190
1.75%, 3/15/17	500	511,285
1.63%, 6/15/17	500	507,900
1.00%, 3/15/18	250	244,195
1.00%, 6/15/18	250	242,600
Hydro-Quebec, 2.00%, 6/30/16	350	359,380
Inter-American Development Bank, 1.38%, 10/18/16	250	253,968

See Notes to Financial Statements.

30	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
International Bank for Reconstruction & Development:
2.38%, 5/26/15	$500	$514,414
0.50%, 4/15/16	750	748,813
1.00%, 9/15/16	75	75,576
International Finance Corp., 0.50%, 5/15/15	500	500,479
Israel Government International Bond:
3.15%, 6/30/23 (b)	250	239,375
4.50%, 1/30/43	200	177,250
Italian Republic:
4.50%, 1/21/15	500	518,853
6.88%, 9/27/23	100	118,538
5.38%, 6/15/33	250	260,250
Japan Bank for International Cooperation, 2.13%, 2/07/19	200	200,028
KFW:
1.00%, 1/12/15	750	755,505
1.25%, 10/26/15	250	253,700
2.63%, 2/16/16	100	104,230
1.25%, 2/15/17	750	757,252
2.75%, 10/01/20	500	503,700
Mexico Government International Bond:
5.63%, 1/15/17	500	558,750
5.95%, 3/19/19	350	404,250
8.13%, 12/30/19	100	132,350
5.13%, 1/15/20	100	110,800
3.63%, 3/15/22	500	500,000
4.00%, 10/02/23	350	346,500
6.75%, 9/27/34	150	177,000
4.75%, 3/08/44	450	405,562
Nordic Investment Bank, 0.50%, 4/14/16	500	498,700
Panama Government International Bond:
5.20%, 1/30/20 (b)	350	381,062
6.70%, 1/26/36	100	111,750
Peruvian Government International Bond, 8.75%, 11/21/33	191	271,698
Philippine Government International Bond:
4.00%, 1/15/21	500	518,750
7.75%, 1/14/31	500	658,125
Poland Government International Bond:
3.88%, 7/16/15	100	104,630
6.38%, 7/15/19	250	292,188
3.00%, 3/17/23 (b)	200	182,100
Province of British Columbia Canada, 2.85%, 6/15/15	150	155,393
Province of Nova Scotia Canada, 2.38%, 7/21/15	200	205,618
Province of Ontario Canada:
2.30%, 5/10/16	100	103,460
1.20%, 2/14/18	750	735,525
2.00%, 9/27/18	500	500,950
4.40%, 4/14/20 (b)	200	219,440
Province of Quebec Canada:
5.00%, 3/01/16	350	381,955
2.63%, 2/13/23	250	229,636
Republic of Korea, 3.88%, 9/11/23 (b)	250	253,815
South Africa Government International Bond:
4.67%, 1/17/24 (b)	200	191,250
5.88%, 9/16/25	350	364,000
Svensk Exportkredit AB, 2.13%, 7/13/16	200	206,300
Turkey Government International Bond:
7.50%, 11/07/19	500	559,250
3.25%, 3/23/23 (b)	500	411,250
Foreign Agency Obligations	Par (000)	Value
Turkey Government International Bond (concluded):
6.88%, 3/17/36	$250	$245,250
6.00%, 1/14/41	500	439,000
Uruguay Government International Bond:
8.00%, 11/18/22 (b)	150	185,250
4.50%, 8/14/24	250	250,000
Total Foreign Agency Obligations — 2.7%		25,002,051

Municipal Bonds
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	150	189,517
Bay Area Toll Authority, RB, Build America Bonds Series S-1:
6.92%, 4/01/40	100	122,110
San Francisco Toll Bridge, 7.04%, 4/01/50	100	122,923
Chicago Transit Authority, RB, Series A, 6.90%, 12/01/40	100	112,092
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37	50	44,496
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	124,400
City of New York New York, GO, 5.97%, 3/01/36	100	112,558
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Sub-Series B-1, 5.57%, 11/01/38	100	110,985
City Public Service Board of San Antonio, RB, 4.43%, 2/01/42	100	93,460
Commonwealth of Massachusetts, GO, 5.46%, 12/01/39	100	108,726
Commonwealth of Pennsylvania, GO, 4.65%, 2/15/26	100	103,180
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	100	98,804
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48	160	163,659
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	100	113,510
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20	100	94,633
Illinois State Toll Highway Authority, RB, 5.85%, 12/01/34	100	110,957
JobsOhio Beverage System, Refunding RB, Series B, 4.53%, 1/01/35	100	92,616
Los Angeles Community College District, GO, 6.75%, 8/01/49	50	63,147
Los Angeles County Metropolitan Transportation Authority, RB, 5.74%, 6/01/39	100	107,595
Los Angeles Department of Water & Power, RB:
5.72%, 7/01/39	100	110,074
6.60%, 7/01/50	90	111,077
Los Angeles Unified School District, GO, 6.76%, 7/01/34	150	184,992
Massachusetts School Building Authority, RB, 5.72%, 8/15/39	100	112,009
Metropolitan Transportation Authority, RB:
5.87%, 11/15/39	100	107,218

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	31

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Metropolitan Transportation Authority, RB (concluded):
Build America Bonds, Series C-1, 6.69%, 11/15/40	$50	$58,985
Metropolitan Water Reclamation District of Greater Chicago, GO, 5.72%, 12/01/38	150	162,805
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, 6.64%, 4/01/57	125	131,516
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 2/15/29	200	239,676
New Jersey State Turnpike Authority, RB, Build America Bonds, Series F, 7.41%, 1/01/40	200	266,490
New Jersey State Turnpike Authority, Refunding RB, Series B (AMBAC), 4.25%, 1/01/16	120	123,697
New York City Water & Sewer System, RB, 5.95%, 6/15/42	115	133,069
New York State Dormitory Authority, RB, 5.43%, 3/15/39	135	143,852
North Texas Tollway Authority, RB, 6.72%, 1/01/49	50	60,771
Ohio State University, RB, 4.91%, 6/01/40	100	100,198
Ohio State Water Development Authority, RB, 4.88%, 12/01/34	100	101,429
Port Authority of New York & New Jersey, RB, 5.86%, 12/01/24	100	112,907
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62	120	101,741
San Diego County Water Authority, RB, 6.14%, 5/01/49	100	116,951
Santa Clara Valley Transportation Authority, RB, 5.88%, 4/01/32	100	109,271
State of California, GO:
7.50%, 4/01/34	145	184,515
7.35%, 11/01/39	100	127,482
Build America Bonds, Various Purpose, 7.55%, 4/01/39	175	226,798
Build America Bonds, Various Purpose, 7.60%, 11/01/40	200	264,042
State of Connecticut, GO, 5.09%, 10/01/30	150	147,990
State of Illinois, GO:
5.67%, 3/01/18	200	218,036
Pension, 5.10%, 6/01/33	500	465,900
State of Oregon, GO, 5.76%, 6/01/23	100	115,406
State of Texas, GO, Build America Bonds, Series A, 5.52%, 4/01/39	100	112,156
State of Washington, GO, Series D, 5.48%, 8/01/39	100	106,596
Texas Transportation Commission, RB, 5.18%, 4/01/30	100	107,315
University of California, RB, Series H, 6.55%, 5/15/48	50	58,203
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31	150	149,167
University of Virginia, RB, 6.20%, 9/01/39	140	170,393
Virginia Commonwealth Transportation Board, RB, 5.35%, 5/15/35	75	78,817
Total Municipal Bonds — 0.8%		7,210,912

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 1.7%
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PWR8, Class A4, 4.67%, 6/11/41	$1,181	$1,228,024
Series 2006-PW14, Class A4, 5.20%, 12/11/38	1,350	1,474,654
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (e)	700	784,346
Series 2007-T26, Class A4, 5.47%, 1/12/45 (e)	1,300	1,440,353
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	657,065
Commercial Mortgage Trust (e):
Series 2006-C7, Class AM, 5.78%, 6/10/46	750	806,074
Series 2013-CR9, Class A4, 4.24%, 7/10/45	700	725,201
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A, 4.97%, 7/10/45 (e)	1,000	1,049,330
Greenwich Capital Commercial Funding Corp., Class A4:
Series 2007-GG11, 5.74%, 12/10/49	350	390,867
Series 2007-GG9, 5.44%, 3/10/39	1,200	1,318,133
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class AM, 5.62%, 4/10/38 (e)	500	541,071
Series 2007-GG10, Class A4, 5.81%, 8/10/45 (e)	300	329,420
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	250	232,678
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2005-LDP1, Class A4, 5.04%, 3/15/46 (e)	1,050	1,082,977
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	900	985,230
Series 2011-C5, Class A3, 4.17%, 8/15/46	650	682,588
ML-CFC Commercial Mortgage Trust (e):
Series 2006-4, Class A3, 5.17%, 12/12/49	512	555,088
Series 2007-9, Class AM, 5.86%, 9/12/49	675	755,376
Wells Fargo Commercial Mortgage Trust 2013-LC12, Series 2013-LC12, Class A4, 4.22%, 7/15/46 (e)	200	205,880
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.07%, 3/15/45	500	473,771
Total Non-Agency Mortgage-Backed Securities — 1.7%		15,718,126

US Government Sponsored Agency Securities
Agency Obligations — 4.5%
Fannie Mae:
0.38%, 12/21/15	4,000	3,993,880
0.50%, 7/02/15—3/30/16 (b)	5,000	5,001,557
0.88%, 12/20/17—5/21/18 (b)	4,328	4,215,976
1.13%, 4/27/17 (b)	2,310	2,318,986
1.63%, 10/26/15	350	357,648
2.38%, 7/28/15 (b)	600	618,964
6.63%, 11/15/30	149	193,816
Federal Home Loan Bank:
0.25%, 2/20/15 (b)	5,000	5,001,035

See Notes to Financial Statements.

32	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations (concluded)
Federal Home Loan Bank (concluded):
0.63%, 12/28/16	$5,000	$4,979,040
5.50%, 7/15/36	100	115,684
Federal Home Loan Mortgage Corp., 0.85%, 11/28/16	800	797,643
Financing Corp., 8.60%, 9/26/19	200	264,463
Freddie Mac:
0.50%, 5/13/16 (b)	5,000	4,993,950
0.88%, 3/07/18	1,500	1,457,082
1.25%, 10/02/19	2,200	2,084,141
1.75%, 9/10/15—5/30/19	1,920	1,947,541
2.00%, 8/25/16	750	775,584
2.38%, 1/13/22	920	879,488
4.88%, 6/13/18 (b)	250	284,076
6.25%, 7/15/32	150	189,751
6.75%, 3/15/31	500	661,543
Tennessee Valley Authority:
3.50%, 12/15/42	140	110,371
6.25%, 12/15/17	400	473,343

		41,715,562
Mortgage-Backed Securities — 29.3%
Fannie Mae Mortgage-Backed Securities:
0.75%, 11/25/16	1,700	1,693,698
1.94%, 4/01/43 (e)	527	534,393
1.97%, 5/01/43 (e)	1,357	1,378,577
2.09%, 6/01/43 (e)	1,011	1,005,329
2.49%, 8/01/42 (e)	378	384,713
2.50%, 9/01/28—1/01/44 (f)	11,347	11,149,705
2.78%, 8/01/41 (e)	156	162,746
3.00%, 1/01/27—1/01/44 (f)	32,157	31,110,868
3.16%, 11/01/40 (e)	70	73,498
3.50%, 2/01/26—1/01/44 (f)	26,531	26,713,116
4.00%, 10/01/25—1/01/44 (f)	23,012	23,825,965
4.50%, 5/01/24—1/01/44 (f)	16,894	17,931,422
5.00%, 1/01/19—1/01/44 (f)	16,057	17,419,483
5.50%, 6/01/25—1/01/44 (f)	8,820	9,668,036
6.00%, 3/01/34—1/01/44 (f)	10,365	11,512,507
6.50%, 7/01/32	296	331,892
7.00%, 2/01/32	65	73,139
Freddie Mac Mortgage-Backed Securities:
1.79%, 6/01/43 (e)	261	262,488
2.50%, 1/01/29 (f)	6,000	5,946,562
2.64%, 7/01/38 (e)	119	126,013
3.00%, 3/01/27—1/01/44 (f)	14,745	14,264,292
3.26%, 8/01/41 (e)	98	102,955
3.50%, 1/01/29—1/01/44 (f)	13,064	13,087,067
3.62%, 9/01/40 (e)	111	117,743
4.00%, 5/01/19—1/01/44 (f)	11,388	11,774,682
4.50%, 4/01/18—1/01/44 (f)	9,520	10,091,678
5.00%, 10/01/18—1/01/44 (f)	2,600	2,803,023
5.50%, 6/01/35—1/01/44 (f)	3,020	3,303,270
6.50%, 6/01/31	134	149,427
8.00%, 12/01/24	267	299,315
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43—1/01/44 (f)	9,186	8,873,885
3.50%, 9/20/42—1/01/44 (f)	16,142	16,295,975
4.00%, 3/15/41—1/01/44 (f)	9,603	9,987,550
4.50%, 7/15/39—1/01/44 (f)	11,079	11,846,073
US Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities (concluded):
5.00%, 11/15/39—1/01/44 (f)	$6,605	$7,172,838
5.50%, 12/15/32—7/20/40	1,066	1,175,696
6.00%, 3/15/35—10/20/38	693	780,650
6.50%, 9/15/36	301	349,643
7.50%, 12/15/23	275	296,110

		274,076,022
Total US Government Sponsored Agency Securities — 33.8%		315,791,584

US Treasury Obligations
US Treasury Bonds:
8.75%, 5/15/17 (b)	2,100	2,639,274
8.75%, 5/15/20 (b)	500	697,656
8.75%, 8/15/20 (b)	400	561,375
6.25%, 8/15/23	50	64,227
7.63%, 2/15/25 (b)	375	535,723
6.50%, 11/15/26 (b)	1,500	2,003,437
6.13%, 11/15/27 (b)	2,080	2,706,600
6.25%, 5/15/30 (b)	5,600	7,480,374
5.38%, 2/15/31 (b)	1,000	1,225,469
4.50%, 2/15/36 (b)	2,466	2,743,810
5.00%, 5/15/37 (b)	3,050	3,629,500
4.38%, 2/15/38	2,500	2,721,095
3.50%, 2/15/39	3,300	3,107,673
4.25%, 5/15/39	275	293,262
4.38%, 11/15/39 (b)	300	326,016
4.63%, 2/15/40 (b)	730	824,444
4.38%, 5/15/40 (b)	250	271,563
3.88%, 8/15/40 (b)	360	360,112
4.25%, 11/15/40 (b)	1,428	1,519,705
4.75%, 2/15/41	200	230,125
4.38%, 5/15/41 (b)	610	661,850
3.75%, 8/15/41 (b)	1,550	1,511,008
3.13%, 11/15/41 (b)	400	345,500
3.13%, 2/15/42 (b)	3,850	3,319,424
3.00%, 5/15/42 (b)	480	402,525
2.75%, 8/15/42	750	594,258
2.75%, 11/15/42	4,200	3,320,625
3.13%, 2/15/43	3,050	2,611,562
2.88%, 5/15/43	250	202,617
3.63%, 8/15/43 (b)	2,500	2,360,937
3.75%, 11/15/43 (b)	1,500	1,449,843
US Treasury Notes:
0.25%, 1/15/15	700	700,574
0.25%, 1/31/15 (b)	8,000	8,006,560
0.25%, 2/15/15	5,750	5,754,042
2.50%, 4/30/15 (b)	5,690	5,861,810
0.25%, 5/15/15 (b)	17,250	17,260,781
1.88%, 6/30/15	1,000	1,024,219
1.75%, 7/31/15	750	767,490
0.25%, 8/15/15	2,000	1,999,218
0.25%, 9/15/15	1,500	1,498,770
0.25%, 9/30/15 (b)	2,000	1,998,204
1.25%, 9/30/15	6,400	6,503,750
4.50%, 11/15/15 (b)	6,500	7,002,482
0.38%, 1/15/16	1,800	1,799,296

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	33

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Notes (continued):
2.00%, 1/31/16 (b)	$5,400	$5,577,185
4.50%, 2/15/16	1,200	1,303,781
2.13%, 2/29/16 (b)	8,100	8,395,520
0.38%, 3/15/16	2,500	2,496,095
0.25%, 4/15/16	1,000	994,688
2.00%, 4/30/16 (b)	1,679	1,736,978
2.63%, 4/30/16 (b)	5,000	5,245,310
5.13%, 5/15/16 (b)	8,000	8,865,624
1.75%, 5/31/16 (b)	8,000	8,231,872
0.50%, 6/15/16	7,000	6,992,888
1.50%, 6/30/16	500	511,523
1.50%, 7/31/16 (b)	10,050	10,279,261
0.63%, 8/15/16	5,500	5,501,287
0.63%, 10/15/16 (b)	7,000	6,986,875
0.63%, 11/15/16 (b)	4,500	4,486,288
4.63%, 11/15/16 (b)	250	277,500
2.75%, 11/30/16	850	898,543
0.88%, 12/31/16	9,750	9,771,333
0.88%, 1/31/17	800	800,750
4.63%, 2/15/17	650	724,953
0.88%, 2/28/17	2,950	2,949,770
0.63%, 5/31/17	13,500	13,323,865
2.50%, 6/30/17	2,290	2,403,069
0.50%, 7/31/17	900	881,086
4.75%, 8/15/17 (b)	1,300	1,468,696
1.88%, 8/31/17 (b)	370	379,828
1.88%, 9/30/17 (b)	2,800	2,871,532
2.63%, 1/31/18 (b)	2,000	2,103,124
0.75%, 2/28/18 (b)	4,500	4,381,524
2.75%, 2/28/18 (b)	1,300	1,373,429
0.63%, 4/30/18	1,500	1,446,562
4.00%, 8/15/18	500	554,570
1.38%, 9/30/18 (b)	2,400	2,370,749
1.25%, 10/31/18 (b)	8,700	8,529,402
1.75%, 10/31/18 (b)	250	251,094
1.38%, 12/31/18 (b)	1,030	1,012,860
1.25%, 1/31/19	1,200	1,170,281
1.25%, 4/30/19 (b)	2,800	2,712,718
1.13%, 5/31/19	1,880	1,804,800
0.88%, 7/31/19	1,500	1,412,461
1.00%, 8/31/19	2,300	2,175,117
1.25%, 10/31/19 (b)	600	573,890
3.38%, 11/15/19 (b)	1,100	1,183,187
1.00%, 11/30/19	10,895	10,237,040
1.13%, 12/31/19 (b)	4,750	4,486,152
1.38%, 1/31/20 (b)	11,000	10,521,324
3.63%, 2/15/20 (b)	500	544,219
1.25%, 2/29/20 (b)	6,200	5,869,174
1.13%, 3/31/20 (b)	1,500	1,405,546
1.13%, 4/30/20 (b)	2,700	2,523,444
1.38%, 5/31/20 (b)	4,400	4,170,030
2.00%, 7/31/20 (b)	3,500	3,437,658
US Treasury Obligations	Par (000)	Value
US Treasury Notes (concluded):
2.63%, 8/15/20 (b)	$750	$765,234
2.13%, 8/31/20 (b)	4,000	3,948,752
1.75%, 10/31/20	500	479,688
2.00%, 11/30/20 (b)	5,750	5,597,268
3.63%, 2/15/21 (b)	110	118,706
2.13%, 8/15/21	450	435,938
2.00%, 11/15/21	1,350	1,288,512
1.75%, 5/15/22	900	832,219
1.63%, 11/15/22 (b)	2,000	1,805,312
2.00%, 2/15/23 (b)	1,100	1,020,422
1.75%, 5/15/23 (b)	1,000	901,328
2.75%, 11/15/23 (b)	1,500	1,467,421
Total US Treasury Obligations — 34.3%		320,166,040

Preferred Securities
Capital Trusts — 0.0%
The Chubb Corp., 6.00%, 5/11/37	50	58,408
UBS Preferred Funding Trust V, 6.24% (b)(e)(g)	150	159,937
Total Preferred Securities — 0.0%		218,345
Total Long-Term Investments (Cost — $919,288,320) — 96.9%		904,531,210

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (d)(h)(i)	357,052,651	357,052,651
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (d)(h)(i)	33,770,973	33,770,973
Total Short-Term Securities (Cost — $390,823,624) — 41.8%		390,823,624
Total Investments Before TBA Sale Commitments (Cost — $1,310,111,944*) — 138.7%		1,295,354,834

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities, 4.00%, 1/01/44	$1,000	(1,032,813)
Total TBA Sale Commitments (Proceeds — $1,032,813) — (0.1)%		(1,032,813)
Total Investments, Net of TBA Sale Commitments — 138.6%		1,294,322,021
Liabilities in Excess of Other Assets — (38.6)%		(360,552,230)

Net Assets — 100.0%		$933,769,791

See Notes to Financial Statements.

34	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,310,131,554

Gross unrealized appreciation	$5,456,163
Gross unrealized depreciation	(20,232,883)

Net unrealized depreciation	$(14,776,720)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security, or a portion of security, is on loan.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	116,012,563	241,040,088	[1]	—	357,052,651	$357,052,651	$392,496
BlackRock Cash Funds: Prime, SL Agency Shares	9,170,036	24,600,937	[1]	—	33,770,973	$33,770,973	$27,990
PNC Bank NA, 2.95%, 1/30/23	—	$250		—	$250	$230,079	$6,678
PNC Funding Corp., 5.63%, 2/01/17	$150	—		—	$150	$166,500	$8,438
PNC Funding Corp., 3.30%, 3/08/22	$150	—		—	$150	$147,397	$4,950

[1]	Represents net shares purchased.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.	$9,082,984	$44,284
BNP Paribas S.A.	$12,508,883	$(36,740)
Citigroup Global Markets, Inc.	$11,100,522	$(19,630)
Credit Suisse Securities (USA) LLC	$27,437,858	$(104,942)
Deutsche Bank Securities, Inc.	$7,579,319	$(21,152)
Goldman Sachs & Co.	$35,638,875	$(155,102)
Jefferies LLC	$950,625	$(5,127)
JPMorgan Securities LLC	$17,350,049	$(6,850)
Merrill Lynch, Pierce, Fenner & Smith Inc.	$7,003,963	$(17,199)
Morgan Stanley & Co. LLC	$25,238,812	$50,973
Nomura Securities International, Inc.	$3,420,836	$(7,351)
RBS Securities, Inc.	$6,021,328	$(18,319)
Wells Fargo Securities LLC	$4,560,179	$(20,051)

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	All or a portion of security was purchased with the cash collateral from loaned securities.

(i)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	35

Schedule of Investments (concluded)	Bond Index Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Asset-Backed Securities	—	$3,810,209	—	$3,810,209
Corporate Bonds	—	216,613,943	—	216,613,943
Foreign Agency Obligations	—	25,002,051	—	25,002,051
Municipal Bonds	—	7,210,912	—	7,210,912
Non-Agency Mortgage-Backed Securities	—	15,718,126	—	15,718,126
US Government Sponsored Agency Securities	—	315,791,584	—	315,791,584
US Treasury Obligations	—	320,166,040	—	320,166,040
Preferred Securities	—	218,345	—	218,345
Short-Term Securities:
Money Market Funds	$390,823,624	—	—	390,823,624
Liabilities:
Investments:
TBA Sale Commitments	—	(1,032,813)	—	(1,032,813)

Total	$390,823,624	$903,498,397	—	$1,294,322,021

[1] See above Schedule of Investments for values in each sector and industry.

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(218,502,147) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

36	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Statement of Assets and Liabilities	Bond Index Master Portfolio

December 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $212,577,915) (cost — $918,740,995)	$903,987,234
Investments at value — affiliated (cost — $391,370,949)	391,367,600
TBA sale commitments receivable	1,032,813
Contributions receivable from investors	34,236,842
Investments sold receivable	7,558,728
Securities lending income receivable — affiliated	41,077
Interest receivable	4,548,502
Interest receivable — affiliated	8,162
Principal paydowns receivable	3,845

Total assets	1,342,784,803

Liabilities
Collateral on securities loaned at value	218,502,147
Investments purchased payable	189,392,617
TBA sale commitments at value (proceeds — $1,032,813)	1,032,813
Investment advisory fees payable	58,658
Professional fees payable	22,342
Trustees’ fees payable	6,435

Total liabilities	409,015,012

Net Assets	$933,769,791

Net Assets Consist of
Investors’ capital	$948,526,901
Net unrealized appreciation/depreciation	(14,757,110)

Net Assets	$933,769,791

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	37

Statement of Operations	Bond Index Master Portfolio

Year Ended December 31, 2013

Investment Income
Interest	$12,368,347
Securities lending — affiliated — net	181,096
Income — affiliated	259,456
Other Income — affiliated	15,421

Total income	12,824,320

Expenses
Investment advisory	598,674
Professional	34,946
Independent Trustees	28,615
Miscellaneous	910

Total expenses	663,145
Less fees waived by Manager	(63,561)

Total expenses after fees waived	599,584

Net investment income	12,224,736

Realized and Unrealized Loss
Net realized loss from:
Investments — unaffiliated	(2,104,914)
Net change in unrealized appreciation/depreciation on:
Investments	(26,604,047)

Total realized and unrealized loss	(28,708,961)

Net Decrease in Net Assets Resulting from Operations	$(16,484,225)

See Notes to Financial Statements.

38	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Statements of Changes in Net Assets	Bond Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$12,224,736	$6,280,476
Net realized gain (loss)	(2,104,914)	1,632,196
Net change in unrealized appreciation/depreciation	(26,604,047)	4,372,890

Net increase (decrease) in net assets resulting from operations	(16,484,225)	12,285,562

Capital Transactions
Proceeds from contributions	646,336,811	400,532,855
Value of withdrawals	(177,655,230)	(58,730,429)

Net increase in net assets derived from capital transactions	468,681,581	341,802,426

Net Assets
Total increase in net assets	452,197,356	354,087,988
Beginning of year	481,572,435	127,484,447

End of year	$933,769,791	$481,572,435

Financial Highlights	Bond Index Master Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	(2.23)%	4.06%	7.67%	6.94%	5.36%

Ratios to Average Net Assets
Total expenses	0.09%	0.09%	0.13%	0.10%	0.09%

Total expenses after fees waived	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	1.63%	1.86%	3.36%	3.80%	4.20%

Supplemental Data
Net assets, end of year (000)	$933,770	$481,572	$127,484	$98,489	$156,465

Portfolio turnover	417%	436%	122%[1]	59%[2]	103%[3]

[1]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	39

Notes to Financial Statements	Bond Index Master Portfolio

1. Organization:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche—specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., TBA commitments), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the

40	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Bond Index Master Portfolio

investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	41

Notes to Financial Statements (continued)	Bond Index Master Portfolio

can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$8,872,043	$(8,872,043)	—
Citigroup Global Markets, Inc.	24,637,113	(24,637,113)	—
Credit Suisse Securities (USA) LLC	9,737,294	(9,737,294)	—
Deutsche Bank Securities, Inc.	6,728,935	(6,728,935)	—
Goldman Sachs & Co.	59,154,034	(59,154,034)	—

42	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Bond Index Master Portfolio

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Jefferies LLC	$85,313	$(85,313)	—
JPMorgan Securities LLC	1,752,143	(1,752,143)	—
Merrill Lynch Pierce, Fenner & Smith Inc.	40,437,994	(40,437,994)	—
Morgan Stanley	50,690,059	(50,690,059)	—
RBS Securities Inc.	7,733,009	(7,733,009)	—
UBS AG	2,012,644	(2,012,644)	—
Wells Fargo Securities LLC	737,334	(737,334)	—

Total	$212,577,915	$(212,577,915)	—

[1]

Collateral with a value of $218,502,147 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.08%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receive investment advisory fees from the Master Portfolio.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived by Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $97,617 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Bond Index Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	43

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

5. Purchases and Sales:

Purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013 were $166,229,385 and $20,526,195, respectively.

Purchases and sales of US government securities for the year ended December 31, 2013 were $3,357,438,368 and $3,044,554,810, respectively.

6. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed·income securities will increase as interest rates fall and decrease as Interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	Bond Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Bond Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	45

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trst/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

46	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	47

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

48	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2013	51

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BINF-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock Cash Funds: Government
➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Prime
➢	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended December 31, 2013

Given the continuation of moderate economic growth and persistently high unemployment, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout 2013. Following its regularly scheduled meeting on December 18th, the FOMC announced it would begin gradually reducing the size of its monthly asset purchase program (a process known as “tapering”) in January 2014. Citing “cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the FOMC decided to reduce the amount of its total asset purchases from a pace of $85 billion to $75 billion per month.

This move had been anticipated since late May when the FOMC made statements suggesting the possibility of beginning to taper its purchase program before the end of 2013. Expectations of less accommodative monetary policy mounted over the summer as many market participants interpreted the FOMC statement to mean that tapering could begin as early as September. However, the FOMC surprised investors when its September 18th meeting concluded with the announcement that the asset purchase program would not be reduced at that time. This decision had been driven by a tightening in financial conditions caused by a rise in long-term interest rates coupled with drags associated with fiscal policy uncertainty.

In late September, the US Treasury warned that the national debt would breach its statutory maximum soon after October 17th. As political brinksmanship over fiscal policy ensued in the first half of October, volatility in the Treasury bill market escalated dramatically with investors selling short-dated Treasury bills into thin markets characterized by wide bid/offer spreads. After a last-minute deal was reached, extending the nation’s borrowing authority into the first quarter of 2014, the Treasury bill market quickly normalized.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy throughout the period. Late in the first quarter of 2013, a severe banking crisis led to drastic measures in Cyprus. To the surprise of many, European leaders and Cypriot officials agreed upon a plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. While the reaction in financial markets was short-lived, critics contend the move set a dangerous precedent at a decisive time for the region. Subsequent to these events, the currency bloc received a crucial vote of confidence in September with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro. Ongoing efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to cut its main rate to 0.25% from 0.50% in November. This unexpectedly swift reaction reinforced the widely held view that ECB president Mario Draghi would do “whatever it takes” to preserve the euro zone.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space, with three-month LIBOR falling 0.06% to close at 0.25% as of December 31st. In the short-term rate market, outstanding US Treasury bills declined by $37 billion as the US Treasury extended the duration of its debt and the budget deficit improved. Yields on 3-month Treasury bills fell by 0.01% to close the period at 0.05%.

Late in the third quarter, the US Federal Reserve introduced a series of daily overnight fixed-rate reverse repurchase agreements (“repos”) with a maximum bid initially set at $500 million per approved counterparty. As year-end drew closer, and the repo market began to display signs of stress due to lack of collateral, the Fed increased the maximum bid per counterparty to $3 billion in mid-December – while at the same time reducing the rate offered on this reverse repo program from 0.05% to 0.03%. This new facility was widely utilized and generated a record $197.8 billion in repo transactions on December 31st.

In the short-term tax-exempt market, conditions were relatively stable, with money fund industry assets declining by only 1.0%, or $267 billion, during the 12-month period ended December 31, 2013. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged widely between a high of 0.23% and a low of 0.05%, averaging 0.09% for the period. The downward trajectory in the level of the SIFMA Index is a reflection of the increasing prevalence of non-traditional buyers in the market and the continued demand for liquidity by money market funds broadly amid a low supply and low rate environment. The SIFMA Index ended the period at 0.06% as of December 31, 2013.

As the FOMC’s easy monetary policy combined with increased regulation served to keep rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds has remained strong. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields at lower levels that continued to attract crossover buyers from the taxable market.

VRDN new issuance remained relatively muted during the 12-month period; however, the FOMC’s May statements suggesting a possible reduction in the size of its monthly asset purchases brought positive momentum to new-issue VRDN supply. As long-term municipal yields rose, issuers became enticed to issue VRDNs instead of assuming the increased cost of long-term debt. The year ended with $279 billion in total outstanding VRDNs as of December 31st, down roughly 12% from the previous year.

State and local municipalities continued to limit spending and reduce debt, causing new-issue supply of one-year, fixed-rate notes to remain diminished throughout the period. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield and diversify beyond bank exposure in the form of credit enhancement. As investor demand for municipal notes remained strong, credit spreads tightened year-over-year. The municipal yield curve continued to be extremely flat with one-year municipal notes yielding 0.18% as of December 31st, representing only a nominal premium for the extension risk over VRDNs. Note issuance totaled $47 billion for the year 2013, approximately 25% lower than the prior year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	DECEMBER 31, 2013

Fund Information as of December 31, 2013

BlackRock Cash Funds: Government

BlackRock Cash Funds: Government’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Select	0.00%	0.00%
Trust	0.00%	0.00%

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.01%	0.05%
Institutional	0.11%	0.15%
Select	0.03%	0.07%
SL Agency	0.14%	0.18%
Trust	0.00%	0.04%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.06%	0.12%
Institutional	0.08%	0.14%
Premium	0.03%	0.09%
Select	0.00%	0.06%
SL Agency	0.11%	0.17%
Trust	0.00%	0.06%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.00%	0.03%
Institutional	0.00%	0.03%
Select	0.00%	0.03%
SL Agency	0.00%	0.03%
Trust	0.00%	0.03%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges:

(a) transactional expenses, such as sales charges; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock Cash Funds: Government	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Select	$1,000.00	$1,000.00	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
Trust	$1,000.00	$1,000.00	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
BlackRock Cash Funds: Institutional
Aon Captives	$1,000.00	$1,000.20	$1.11	$1,000.00	$1,024.10	$1.12	0.22%
Institutional	$1,000.00	$1,000.70	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
Select	$1,000.00	$1,000.30	$1.01	$1,000.00	$1,024.20	$1.02	0.20%
SL Agency	$1,000.00	$1,000.90	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
Trust	$1,000.00	$1,000.10	$1.21	$1,000.00	$1,024.01	$1.22	0.24%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.50	$0.71	$1,000.00	$1,024.50	$0.71	0.14%
Institutional	$1,000.00	$1,000.60	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
Premium	$1,000.00	$1,000.30	$0.86	$1,000.00	$1,024.35	$0.87	0.17%
Select	$1,000.00	$1,000.20	$1.01	$1,000.00	$1,024.20	$1.02	0.20%
SL Agency	$1,000.00	$1,000.70	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
Trust	$1,000.00	$1,000.10	$1.06	$1,000.00	$1,024.15	$1.07	0.21%
BlackRock Cash Funds: Treasury
Capital	$1,000.00	$1,000.10	$0.15	$1,000.00	$1,025.05	$0.15	0.03%
Institutional	$1,000.00	$1,000.10	$0.40	$1,000.00	$1,024.80	$0.41	0.08%
Select	$1,000.00	$1,000.10	$0.30	$1,000.00	$1,024.90	$0.31	0.06%
SL Agency	$1,000.00	$1,000.10	$0.30	$1,000.00	$1,024.90	$0.31	0.06%
Trust	$1,000.00	$1,000.10	$0.30	$1,000.00	$1,024.90	$0.31	0.06%

[1]

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each Fund invests significantly in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Assets and Liabilities

December 31, 2013	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$9,466,395	$40,688,725,039	$17,111,918,893	$1,585,314,930
Capital shares sold receivable	2	264	5,062	—
Receivable from administrator	1,176	—	—	—

Total assets	9,467,573	40,688,725,303	17,111,923,955	1,585,314,930

Liabilities
Income dividends payable	—	3,873,003	1,522,842	83,412
Administration fees payable	—	809,922	763,045	4,608
Professional fees payable	9,440	9,442	9,423	9,441
Service fees payable	—	779	—	—
Contributions payable to the Master Portfolio	2	264	5,062	—

Total liabilities	9,442	4,693,410	2,300,372	97,461

Net Assets	$9,458,131	$40,684,031,893	$17,109,623,583	$1,585,217,469

Net Assets Consist of
Paid-in capital	$9,458,126	$40,682,417,542	$17,109,349,860	$1,585,210,456
Undistributed net investment income	—	—	3,950	324
Accumulated net realized gain	5	1,614,351	269,773	6,689

Net Assets	$9,458,131	$40,684,031,893	$17,109,623,583	$1,585,217,469

[1] Investments at cost	$9,466,395	$40,688,725,039	$17,111,918,893	$1,585,314,930

[2] Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio, and Treasury Money Market Master Portfolio (each, a “Master Portfolio”).

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	7

Statements of Assets and Liabilities (concluded)

December 31, 2013	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Net Asset Value
Aon Captives:
Net assets	—	$9,166,272	—	—

Shares outstanding[1]	—	9,166,201	—	—

Net asset value	—	$1.00	—	—

Capital:
Net assets	—	—	$1,472,925,602	$715,306

Shares outstanding[1]	—	—	1,472,910,844	715,303

Net asset value	—	—	$1.00	$1.00

Institutional:
Net assets	—	$2,802,910,985	$5,269,961,140	$3,903

Shares outstanding[1]	—	2,802,891,531	5,269,912,688	3,904

Net asset value	—	$1.00	$1.00	$1.00

Premium:
Net assets	—	—	$4,669,368,553	—

Shares outstanding[1]	—	—	4,669,319,639	—

Net asset value	—	—	$1.00	—

Select:
Net assets	$6,700,262	$4,323,708	$89,834	$10,397,887

Shares outstanding[1]	6,700,258	4,323,674	89,833	10,397,840

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency:
Net assets	—	$37,867,084,303	$5,689,192,322	$1,548,186,596

Shares outstanding[1]	—	37,866,820,325	5,689,139,176	1,548,179,751

Net asset value	—	$1.00	$1.00	$1.00

Trust:
Net assets	$2,757,869	$546,625	$8,086,132	$25,913,777

Shares outstanding[1]	2,757,868	546,597	8,086,057	25,913,660

Net asset value	$1.00	$1.00	$1.00	$1.00

[1] Unlimited number of shares authorized; no par value.

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Operations

Year Ended December 31, 2013	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$31,184	$105,392,470	$31,505,577	$1,417,998
Expenses	(78,007)	(41,300,931)	(13,514,166)	(1,697,016)
Fees waived	51,084	12,815,572	4,210,006	660,629

Total income	4,261	76,907,111	22,201,417	381,611

Fund Expenses
Administration — class specific	30,448	9,075,191	6,882,222	494,180
Distribution — Aon Captives	—	10,695	—	—
Professional	13,965	13,969	13,946	13,965
Miscellaneous	325	325	325	325

Total expenses	44,738	9,100,180	6,896,493	508,470
Less fees waived by administrator — class specific	(26,607)	(2,793)	(21,482)	(304,264)
Less fees reimbursed by administrator	(13,965)	(13,965)	(13,908)	(13,965)

Total expenses after fees waived and/or reimbursed	4,166	9,083,422	6,861,103	190,241

Net investment income	95	67,823,689	15,340,314	191,370

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	4,793,864	2,087,007	130,047

Net Increase in Net Assets Resulting from Operations	$95	$72,617,553	$17,427,321	$321,417

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$95	$449	$67,823,689	$89,959,659
Net realized gain	—	—	4,793,864	2,285,540

Net increase in net assets resulting from operations	95	449	72,617,553	92,245,199

Dividends and Distributions to Shareholders From[1]
Net investment income:
Aon Captives	—	—	(4,385)	(9,492)
Institutional	—	—	(4,192,107)	(2,706,645)
Premium	—	—	—	(3,144)
Select	(20)	(449)	(2,035)	(29,453)
SL Agency	(75)	—	(63,625,162)	(87,210,925)
Net realized gain:
Aon Captives	—	—	(1,114)	(355)
Institutional	—	—	(339,590)	(48,899)
Select	—	(47)	(503)	(517)
SL Agency	—	—	(4,674,107)	(1,149,985)
Trust	—	(13)	(63)	(245)

Decrease in net assets resulting from dividends and distributions to shareholders	(95)	(509)	(72,839,066)	(91,159,660)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,141,716)	7,256,739	6,091,103,262	6,622,317,759

Net Assets
Total increase (decrease) in net assets	(8,141,716)	7,256,679	6,090,881,749	6,623,403,298
Beginning of year	17,599,847	10,343,168	34,593,150,144	27,969,746,846

End of year	$9,458,131	$17,599,847	$40,684,031,893	$34,593,150,144

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$15,340,314	$21,346,655	$191,370	$686,720
Net realized gain	2,087,007	1,614,998	130,047	69,189

Net increase in net assets resulting from operations	17,427,321	22,961,653	321,417	755,909

Dividends and Distributions to Shareholders From[1]
Net investment income:
Capital	(1,115,190)	(1,244,088)	(2,490)	(7,969)
Institutional	(5,031,183)	(5,903,654)	(72)	(857)
Premium	(1,975,146)	(3,598,065)	—	—
Select	(3,116)	(39,722)	(1)	(16)
SL Agency	(7,211,729)	(10,562,560)	(188,793)	(677,566)
Trust	—	—	(2)	—
Net realized gain:
Capital	(159,493)	—	(91)	(1,425)
Institutional	(574,074)	—	(272)	—
Premium	(493,586)	—	—	—
Select	(816)	—	(1,141)	(436)
SL Agency	(709,842)	—	(155,671)	(38,619)
Trust	(1,046)	—	(2,824)	(579)

Decrease in net assets resulting from dividends and distributions to shareholders	(17,275,221)	(21,348,089)	(351,357)	(727,467)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,087,468,286	4,890,678,255	(239,731,391)	1,078,058,501

Net Assets
Total increase (decrease) in net assets	3,087,620,386	4,892,291,819	(239,761,331)	1,078,086,943
Beginning of year	14,022,003,197	9,129,711,378	1,824,978,800	746,891,857

End of year	$17,109,623,583	$14,022,003,197	$1,585,217,469	$1,824,978,800

Undistributed net investment income, end of year	$3,950	—	$324	$312

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	11

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Period January 1, 2011 to April 18, 2011[1]		Year Ended December 31,
			2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0001		0.0008	0.0009
Dividends from net investment income[2]	(0.0001)		(0.0008)	(0.0009)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.01%	[4]	0.09%	0.09%

Ratios to Average Net Assets[5]
Total expenses	0.13%	[6,7]	0.19%	0.15%

Total expenses after fees waived	0.11%	[6,7]	0.11%	0.08%

Net investment income	0.05%	[6,7]	0.09%	0.11%

Supplemental Data
Net assets, end of period (000)	—	[1]	$5,663	$10,496

[1]	There were no Institutional Shares outstanding from April 19, 2011 through December 31, 2011 and during the years ended December 31, 2012 and December 31, 2013.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total Investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.06%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0001		0.0002		0.0003	0.0008
Dividends from net investment income[2]	(0.0000)[3]		(0.0001)		(0.0002)		(0.0003)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.01%		0.02%		0.03%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.27%	[6]	0.37%	[7]	0.30%	[8]	0.29%	0.25%

Total expenses after fees waived	0.09%	[6]	0.16%	[7]	0.10%	[8]	0.13%	0.09%

Net investment income	0.00%	[6]	0.01%	[7]	0.00%	[8]	0.03%	0.08%

Supplemental Data
Net assets, end of year (000)	$6,700		$16,655		$8,973		$17,263	$69,139

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.20%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.23%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.17%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	13

Financial Highlights (continued)	BlackRock Cash Funds: Government

	SL Agency
	Period July 1, 2013 to July 17, 2013[1]		Period June 4, 2013 to June 16, 2013[1]		Period January 1, 2011 to December 14, 2011[2]		Period January 1, 2010 to March 14, 2010[3]		Period February 4, 2009[4] to December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[5]	0.0000	[5]	0.0002		0.0002		0.0009
Dividends from net investment income[6]	—		(0.0000)[7]		(0.0002)		(0.0002)		(0.0009)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Investment Return[8,9]
Based on net asset value	0.00%		0.00%		0.02%	[10]	0.02%		0.09%

Ratios to Average Net Assets[11,12]
Total expenses	0.09%		0.07%		0.10%		0.12%		0.12%

Total expenses after fees waived	0.04%		0.05%		0.09%		0.02%		0.07%

Net investment income	0.00%		0.00%		0.08%		0.08%		0.10%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[1]	—	[2]	—	[3]	$563,288

[1]	There were no SL Agency Shares outstanding, except from July 1, 2013 through July 17, 2013 and June 4, 2013 through June 16, 2013, during the year ended December 31, 2013.

[2]

There were no SL Agency Shares outstanding, except from December 2, 2011 through December 14, 2011 and January 1, 2011 through March 30, 2011, during the years ended December 31, 2011 and December 31, 2012.

[3]	There were no SL Agency Shares outstanding from March 15, 2010 through December 31, 2010.

[4]	Commencement of operations.

[5]	Amount is less than $0.00005 per share.

[6]	Determined in accordance with federal income tax regulations.

[7]	Amount is greater than $(0.00005) per share.

[8]	Where applicable, assumes the reinvestment of dividends and distributions.

[9]	Aggregate total Investment return.

[10]	The total investment return does not include the period when no shares were outstanding.

[11]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the periods ended March 14, 2010 and December 31, 2009, which include gross expenses.

[12]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Cash Funds: Government

	Trust
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0002		0.0002	0.0008
Dividends from net investment income[2]	(0.0000)[3]		(0.0000)[3]		(0.0002)		(0.0002)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.00%		0.02%		0.02%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.50%	[6]	0.62%	[7]	0.54%	[8]	0.53%	0.48%

Total expenses after fees waived	0.08%	[6]	0.17%	[7]	0.10%	[8]	0.15%	0.09%

Net investment income	0.00%	[6]	0.00%	[7]	0.00%	[8]	0.03%	0.08%

Supplemental Data
Net assets, end of year (000)	$2,758		$945		$1,370		$3,532	$13,462

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.22%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.25%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.18%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	15

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0005		0.0012		0.0008		0.0012	0.0033
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0005		0.0012		0.0008		0.0012	0.0033

Dividends and distributions from: [2]
Net investment income	(0.0005)		(0.0012)		(0.0008)		(0.0012)	(0.0033)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0005)		(0.0012)		(0.0008)		(0.0012)	(0.0033)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.05%		0.12%		0.08%		0.12%	0.33%

Ratios to Average Net Assets[5]
Total expenses	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.25%	0.25%

Total expenses after fees waived	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.22%	0.22%

Net investment income	0.04%	[6]	0.12%	[6]	0.07%	[6]	0.11%	0.35%

Supplemental Data
Net assets, end of year (000)	$9,166		$11,003		$9,167		$59,237	$72,949

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]		Year Ended December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00

Net investment income	0.0018		0.0041
Dividends from net investment income[2]	(0.0018)		(0.0041)

Net asset value, end of period	$1.00		$1.00

Total Investment Return[3]
Based on net asset value	0.18%	[4]	0.41%

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6,7]	0.17%

Total expenses after fees waived	0.14%	[6,7]	0.14%

Net investment income	0.18%	[6,7]	0.33%

Supplemental Data
Net assets, end of period (000)	—	[1]	$277,382

[1]	There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0015		0.0022		0.0018	0.0022	0.0043
Net realized gain	0.0000	[1]	—		—	—	—

Net increase from investment operations	0.0015		0.0022		0.0018	0.0022	0.0043

Dividends and distributions from: [2]
Net investment income	(0.0015)		(0.0022)		(0.0018)	(0.0022)	(0.0043)
Net realized gain	(0.0000)[3]		—		—	—	—

Total dividends and distributions	(0.0015)		(0.0022)		(0.0018)	(0.0022)	(0.0043)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.15%		0.22%		0.18%	0.22%	0.43%

Ratios to Average Net Assets[5]
Total expenses	0.12%	[6]	0.12%	[6]	0.12%	0.15%	0.15%

Total expenses after fees waived	0.12%	[6]	0.12%	[6]	0.12%	0.12%	0.12%

Net investment income	0.14%	[6]	0.22%	[6]	0.17%	0.22%	0.78%

Supplemental Data
Net assets, end of year (000)	$2,802,911		$1,211,912		$1,089,872	$1,076,268	$973,221

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period October 12, 2012 to October 17, 2012[1]		Period January 1, 2010 to November 11, 2010[2]		Year Ended December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0000	[3]	0.0003		0.0038
Dividends from net investment income[4]	(0.0000)[5]		(0.0003)		(0.0038)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.38%

Ratios to Average Net Assets[8]
Total expenses	0.17%	[9,10]	0.20%	[9,10]	0.20%

Total expenses after fees waived	0.17%	[9,10]	0.17%	[9,10]	0.17%

Net investment income	0.19%	[9,10]	0.10%	[9,10]	0.48%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$97,513

[1]	There were no Premium Shares outstanding during the fiscal years ended December 31, 2012 and December 31, 2013, except for the period from October 12, 2012 through October 17, 2012.

[2]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended November 11, 2010 and the year ended December 31, 2009, which include gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0007		0.0014		0.0010		0.0014	0.0035
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0007		0.0014		0.0010		0.0014	0.0035

Dividends and distributions from:[2]
Net investment income	(0.0007)		(0.0014)		(0.0010)		(0.0014)	(0.0035)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0007)		(0.0014)		(0.0010)		(0.0014)	(0.0035)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.07%		0.14%		0.10%		0.14%	0.35%

Ratios to Average Net Assets[5]
Total expenses	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.25%	0.23%

Total expenses after fees waived	0.20%	[6]	0.20%	[6]	0.20%	[6]	0.20%	0.20%

Net investment income	0.06%	[6]	0.14%	[6]	0.09%	[6]	0.13%	0.57%

Supplemental Data
Net assets, end of year (000)	$4,324		$11,459		$44,788		$29,944	$23,204

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Year Ended December 31,							Period February 4, 2009[1] to December 31, 2009
	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0018		0.0025		0.0021		0.0025	0.0035
Net realized gain	0.0000	[2]	—		—		—	—

Net increase from investment operations	0.0018		0.0025		0.0021		0.0025	0.0035

Dividends and distributions from:[3]
Net investment income	(0.0018)		(0.0025)		(0.0021)		(0.0025)	(0.0035)
Net realized gain	(0.0000)[4]		—		—		—	—

Total dividends and distributions	(0.0018)		(0.0025)		(0.0021)		(0.0025)	(0.0035)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.18%		0.25%		0.21%		0.25%	0.36%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.12%	0.12%	[9]

Total expenses after fees waived	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	0.09%	[9]

Net investment income	0.17%	[8]	0.25%	[8]	0.20%	[8]	0.24%	0.38%	[9]

Supplemental Data
Net assets, end of period (000)	$37,867,084		$33,350,562		$26,815,279		$17,938,932	$18,832,492

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the fiscal year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	21

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0000	[1]	0.0001		0.0001	0.0018
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0000		0.0001		0.0001	0.0018

Dividends and distributions from:[2]
Net investment income	(0.0001)		(0.0000)[3]		(0.0001)		(0.0001)	(0.0018)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0001)		(0.0001)	(0.0018)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.01%		0.01%	0.18%

Ratios to Average Net Assets[5]
Total expenses	0.45%	[6]	0.45%	[6]	0.45%	[6]	0.48%	0.48%

Total expenses after fees waived	0.28%	[6]	0.34%	[6]	0.29%	[6]	0.31%	0.40%

Net investment income	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.01%	0.22%

Supplemental Data
Net assets, end of year (000)	$547		$8,215		$10,640		$7,776	$19,713

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0011		0.0018		0.0014		0.0018	0.0030
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0011		0.0018		0.0014		0.0018	0.0030

Dividends and distributions from:[2]
Net investment income	(0.0011)		(0.0018)		(0.0014)		(0.0018)	(0.0030)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0011)		(0.0018)		(0.0014)		(0.0018)	(0.0030)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.11%		0.18%		0.14%		0.18%	0.30%

Ratios to Average Net Assets[5]
Total expenses	0.14%	[6]	0.14%	[6]	0.14%	[6]	0.17%	0.19%

Total expenses after fees waived	0.14%	[6]	0.14%	[6]	0.14%	[6]	0.14%	0.16%

Net investment income	0.10%	[6]	0.18%	[6]	0.15%	[6]	0.17%	0.27%

Supplemental Data
Net assets, end of year (000)	$1,472,926		$1,394,794		$456,657		$517,988	$673,375

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0013		0.0020		0.0016		0.0020	0.0032
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0013		0.0020		0.0016		0.0020	0.0032

Dividends and distributions from:[2]
Net investment income	(0.0013)		(0.0020)		(0.0016)		(0.0020)	(0.0032)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0013)		(0.0020)		(0.0016)		(0.0020)	(0.0032)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.13%		0.20%		0.16%		0.20%	0.32%

Ratios to Average Net Assets[5]
Total expenses	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.15%	0.17%

Total expenses after fees	0.12%	[6]	0.12%	[6]	0.12%	[6]	0.12%	0.14%

Net investment income	0.12%	[6]	0.20%	[6]	0.16%	[6]	0.20%	0.39%

Supplemental Data
Net assets, end of year (000)	$5,269,961		$3,236,082		$2,282,923		$3,570,577	$3,014,591

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0008		0.0015		0.0011		0.0015	0.0027
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0008		0.0015		0.0011		0.0015	0.0027

Dividends and distributions from:[2]
Net investment income	(0.0008)		(0.0015)		(0.0011)		(0.0015)	(0.0027)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0008)		(0.0015)		(0.0011)		(0.0015)	(0.0027)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.08%		0.15%		0.11%		0.15%	0.27%

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6]	0.17%	[6]	0.17%	[6]	0.20%	0.23%

Total expenses after fees waived	0.17%	[6]	0.17%	[6]	0.17%	[6]	0.17%	0.20%

Net investment income	0.07%	[6]	0.16%	[6]	0.11%	[6]	0.14%	0.34%

Supplemental Data
Net assets, end of year (000)	$4,669,369		$3,481,506		$1,460,178		$1,232,743	$1,817,088

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0005		0.0012		0.0008		0.0012	0.0024
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0005		0.0012		0.0008		0.0012	0.0024

Dividends and distributions from:[2]
Net investment income	(0.0005)		(0.0012)		(0.0008)		(0.0012)	(0.0024)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0005)		(0.0012)		(0.0008)		(0.0012)	(0.0024)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.05%		0.12%		0.09%		0.12%	0.24%

Ratios to Average Net Assets[5]

Total expenses	0.22%	[6]	0.22%	[6]	0.22%	[6]	0.25%	0.27%

Total expenses after fees waived	0.20%	[6]	0.20%	[6]	0.20%	[6]	0.20%	0.22%

Net investment income	0.04%	[6]	0.12%	[6]	0.08%	[6]	0.12%	0.24%

Supplemental Data
Net assets applicable, end of year (000)	$90		$10,454		$69,779		$80,614	$73,810

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Year Ended December 31,							Period February 4, 2009[1] to December 31, 2009
	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0016		0.0023		0.0019		0.0023	0.0028
Net realized gain	0.0000	[2]	—		—		—	—

Net increase from investment operations	0.0016		0.0023		0.0019		0.0023	0.0028

Dividends and distributions from:[3]
Net investment income	(0.0016)		(0.0023)		(0.0019)		(0.0023)	(0.0028)
Net realized gain	(0.0000)[4]		—		—		—	—

Total dividends and distributions	(0.0016)		(0.0023)		(0.0019)		(0.0023)	(0.0028)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.16%		0.23%		0.19%		0.23%	0.28%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.12%	0.14%	[9]

Total expenses after fees waived	0.09%	[8]	0.09%	[8]	0.09%	[8]	0.09%	0.11%	[9]

Net investment income	0.15%	[8]	0.23%	[8]	0.19%	[8]	0.22%	0.31%	[9]

Supplemental Data
Net assets, end of period (000)	$5,689,192		$5,877,464		$4,830,517		$3,696,051	$58,600,881

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	27

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0000	[1]	0.0000	[1]	0.0001	0.0011
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0000	[1]	0.0000	[1]	0.0001	0.0011

Dividends and distributions from:[2]
Net investment income	(0.0001)		(0.0000)[3]		(0.0000)[3]		(0.0001)	(0.0011)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0000)		(0.0001)	(0.0011)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.00%		0.01%	0.11%

Ratios to Average Net Assets[5]
Total expenses	0.45%	[6]	0.45%	[6]	0.45%	[6]	0.48%	0.51%

Total expenses after fees waived	0.24%	[6]	0.32%	[6]	0.28%	[6]	0.29%	0.36%

Net investment income	0.00%	[6]	0.00%	[6]	0.01%	[6]	0.01%	0.09%

Supplemental Data
Net assets, end of year (000)	$8,086		$21,702		$29,657		$37,044	$96,349

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0002		0.0004		0.0007	0.0008
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0002		0.0004		0.0007	0.0008

Dividends and distributions from:[2]
Net investment income	(0.0001)		(0.0002)		(0.0004)		(0.0007)	(0.0008)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0002)		(0.0004)		(0.0007)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.02%		0.04%		0.07%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.14%	[6]	0.14%	[6]	0.14%	[7]	0.17%	0.17%

Total expenses after fees waived	0.12%	[6]	0.13%	[6]	0.10%	[7]	0.12%	0.08%

Net investment income	0.00%	[6]	0.02%	[6]	0.01%	[7]	0.06%	0.07%

Supplemental Data
Net assets, end of year (000)	$715		$273,121		$18,370		$139,657	$32,419

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0002		0.0004		0.0009	0.0008
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0002		0.0004		0.0009	0.0008

Dividends and distributions from:[2]
Net investment income	(0.0001)		(0.0002)		(0.0004)		(0.0009)	(0.0008)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0002)		(0.0004)		(0.0009)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.02%		0.04%		0.09%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.12%	[6]	0.12%	[6]	0.12%	[7]	0.16%	0.12%

Total expenses after fees waived	0.10%	[6]	0.11%	[6]	0.11%	[7]	0.11%	0.04%

Net investment income	0.01%	[6]	0.02%	[6]	0.03%	[7]	0.08%	0.09%

Supplemental Data
Net assets, end of year (000)	$4		$4		$8,941		$124,791	$30,011

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period December 20, 2012[1]		Period January 1, 2010 to July 26, 2010[2]		Year Ended December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0000	[3]	0.0003		0.0007
Net realized gain	0.0000	[3]	—		—

Net increase from investment operations	0.0000		0.0003		0.0007

Dividends and distributions from:[4]
Net investment income	(0.0000)[5]		(0.0003)		(0.0007)
Net realized gain	(0.0000)[5]		—		—

Total dividends and distributions	(0.0000)		(0.0003)		(0.0007)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.08%

Ratios to Average Net Assets[8]
Total expenses	0.00%	[9,10]	0.20%	[9,10]	0.19%

Total expenses after fees waived	0.00%	[9,10]	0.11%	[9,10]	0.08%

Net investment income	0.00%	[9,10]	0.05%	[9,10]	0.09%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$2,542

[1]	There were no Premium Shares outstanding during the fiscal year ended December 31, 2012 and December 31, 2013, except for December 20, 2012.

[2]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended July 26, 2010 and the year ended December 31, 2009, which includes gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0000	[1]	0.0003		0.0003	0.0007
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0000		0.0003		0.0003	0.0007

Dividends and distributions from:[2]
Net investment income	(0.0001)		(0.0000)[3]		(0.0003)		(0.0003)	(0.0007)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0003)		(0.0003)	(0.0007)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.03%		0.03%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.21%	[6]	0.22%	[7]	0.21%	[6]	0.25%	0.25%

Total expenses after fees waived	0.09%	[6]	0.15%	[7]	0.08%	[6]	0.12%	0.08%

Net investment income	0.00%	[6]	0.00%	[7]	0.00%	[6]	0.04%	0.08%

Supplemental Data
Net assets applicable, end of year (000)	$10,398		$10,543		$13,119		$288	$4,815

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Year Ended December 31,							Period February 4, 2009[1] to December 31 2009
	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0002		0.0006		0.0005		0.0011	0.0008
Net realized gain	0.0000	[2]	—		—		—	—

Net increase from investment operations	0.0002		0.0006		0.0005		0.0011	0.0008

Dividends and distributions from:[3]
Net investment income	(0.0002)		(0.0006)		(0.0005)		(0.0011)	(0.0008)
Net realized gain	(0.0000)[4]		—		—		—	—

Total dividends and distributions	(0.0002)		(0.0006)		(0.0005)		(0.0011)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.02%		0.06%		0.05%		0.12%	0.09%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.08%	[8]	0.09%	[9]	0.09%	[8]	0.13%	0.12%	[10]

Total expenses after fees waived	0.07%	[8]	0.09%	[9]	0.08%	[8]	0.08%	0.07%	[10]

Net investment income (loss)	0.01%	[8]	0.06%	[9]	0.03%	[8]	0.11%	0.08%	[10]

Supplemental Data
Net assets, end of period (000)	$1,548,187		$1,525,904		$682,865		$1,457,943	$4,009,074

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.04%.

[9]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.03%.

[10]	Annualized

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	33

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0001		0.0000	[1]	0.0003		0.0002	0.0007
Net realized gain	0.0000	[1]	—		—		—	—

Net increase from investment operations	0.0001		0.0000		0.0003		0.0002	0.0007

Dividends and distributions from:[2]
Net investment income	(0.0001)		(0.0000)[3]		(0.0003)		(0.0002)	(0.0007)
Net realized gain	(0.0000)[3]		—		—		—	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0003)		(0.0002)	(0.0007)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.03%		0.02%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.44%	[6]	0.45%	[7]	0.45%	[6]	0.48%	0.47%

Total expenses after fees waived	0.09%	[6]	0.15%	[7]	0.10%	[6]	0.16%	0.08%

Net investment income	0.00%	[6]	0.00%	[7]	0.00%	[6]	0.02%	0.08%

Supplemental Data
Net assets, end of year (000)	$25,914		$15,407		$23,597		$12,999	$55,618

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (“Government”), BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund” and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The percentage of the Master Portfolio owned by the corresponding Fund at December 31, 2013 was 100% for Government, 98.0% for Institutional, 90.5% for Prime and 57.9% for Treasury. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds offer multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares and Trust Shares. Institutional, Prime and Treasury also offer Capital Shares and Premium Shares and Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally with respect to administration fees to which the classes are subject. The Aon Captives Shares also bear certain expenses related to the distribution of such shares. The Aon Captives Shares have exclusive voting rights with respect to matters relating to their distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund’s policy is to fair value their financial instruments at market value. Each Fund records its investment in its corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses pro rated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other

BLACKROCK FUNDS III	DECEMBER 31, 2013	35

Notes to Financial Statements (continued)	BlackRock Funds III

expenses which are borne by the Funds. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	0.05%	N/A	N/A
Capital	N/A	0.07%[1]	0.07%	0.07%
Institutional	0.05%[1]	0.05%	0.05%	0.05%
Premium	N/A	0.10%[1]	0.10%	0.10%[1]
Select	0.15%	0.15%	0.15%	0.15%
SL Agency	0.02%[1]	0.02%	0.02%	0.02%
Trust	0.38%	0.38%	0.38%	0.38%

[1]	There were no shares outstanding as of December 31, 2013.

For the year ended December 31, 2013, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	$5,348	N/A	N/A
Capital	N/A	N/A	$810,530	$73,655
Institutional	—	$1,543,023	$2,151,482	$390
Premium	N/A	—	$2,887,597	—
Select	$13,908	$5,297	$11,616	$15,857
SL Agency	$9,590	$7,517,561	$984,825	$302,757
Trust	$6,950	$3,962	$36,172	$101,521

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2014. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2014. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BAL has voluntarily agreed to waive administration fees to enable each Fund to maintain minimum levels of daily net investment income. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BAL may discontinue the waiver at any time.

For the year ended December 31, 2013, BAL waived administration fees for the Funds as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	—	N/A	N/A
Capital	N/A	—	$27	$25,276
Institutional	—	$13	$105	$130
Premium	N/A	—	$67	—
Select	$10,931	$706	$1,556	$13,298
SL Agency	$9,168	$287	$101	$169,979
Trust	$6,508	$1,787	$19,626	$95,581

As of December 31, 2013, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BAL, or an affiliate provides investment advisory or administration services, or (ii) BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and has adopted a Distribution Plan in accordance with Rule 12b-1 with respect to the Aon Captives Shares. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing distribution fees with respect to Aon Captives Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of Institutional do not pay any fees for distribution services. The fees paid to BRIL by Institutional are shown as Distribution — Aon Captives in the Statements of Operations.

Certain officers and/or trustees of the trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

		Government	Institutional	Prime	Treasury
Ordinary income	12/31/13	$95	$72,293,689	$17,136,363	$351,357
	12/31/12	509	91,159,660	21,348,089	727,467
Long-term capital gains	12/31/13	—	545,377	138,858	—

Total	12/31/13	$95	$72,839,066	$17,275,221	$351,357

	12/31/12	$509	$91,159,660	$21,348,089	$727,467

As of December 31 2013, the tax components of accumulated net earnings were as follows:

	Government	Institutional	Prime	Treasury
Undistributed ordinary income	$5	$1,614,351	$273,723	$7,013

36	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended December 31,
Government	2013	2012
Select
Shares sold	36,617,364	47,947,695
Shares issued in reinvestment of dividends	17	495
Shares redeemed	(46,571,967)	(40,266,660)

Net increase (decrease)	(9,954,586)	7,681,530

SL Agency
Shares sold	1,181,231,625	—
Shares issued in reinvestment of dividends	75	—
Shares redeemed	(1,181,231,700)	—

Net increase (decrease)	—	—

Trust
Shares sold	7,857,226	6,237,056
Shares issued in reinvestment of dividends	1	13
Shares redeemed	(6,044,357)	(6,661,860)

Net increase (decrease)	1,812,870	(424,791)

Total Net Increase (Decrease)	(8,141,716)	7,256,739

Institutional
Aon Captives
Shares sold	3,789	5,005,789
Shares issued in reinvestment of dividends	638	2,097
Shares redeemed	(1,839,786)	(3,172,508)

Net increase (decrease)	(1,835,359)	1,835,378

Premium
Shares sold	—	100,000,000
Shares issued in reinvestment of dividends	—	3,144
Shares redeemed	—	(100,003,144)

Net increase (decrease)	—	—

Institutional
Shares sold	20,888,926,098	12,489,140,833
Shares issued in reinvestment of dividends	3,726,894	1,782,703
Shares redeemed	(19,301,551,219)	(12,368,911,496)

Net increase	1,591,101,773	122,012,040

Select
Shares sold	7,547,612	122,130,664
Shares issued in reinvestment of dividends	2,542	33,546
Shares redeemed	(14,685,554)	(155,494,068)

Net decrease	(7,135,400)	(33,329,858)

SL Agency
Shares sold	94,394,053,374	81,965,578,895
Shares issued in reinvestment of dividends	661	9,232
Shares redeemed	(89,877,412,805)	(75,431,362,130)

Net increase	4,516,641,230	6,534,225,997

Trust
Shares sold	1,185,699	13,152,188
Shares issued in reinvestment of dividends	63	480
Shares redeemed	(8,854,744)	(15,578,466)

Net decrease	(7,668,982)	(2,425,798)

Total Net Increase	6,091,103,262	6,622,317,759

Prime
Capital
Shares sold	28,341,001,132	19,623,999,355
Shares issued in reinvestment of dividends	750,392	802,827
Shares redeemed	(28,263,633,216)	(18,686,770,627)

Net increase	78,118,308	938,031,555

Institutional
Shares sold	43,747,600,396	26,679,153,266
Shares issued in reinvestment of dividends	1,976,183	2,281,837
Shares redeemed	(41,715,898,683)	(25,728,716,808)

Net increase	2,033,677,896	952,718,295

Premium
Shares sold	26,893,853,413	26,157,658,266
Shares issued in reinvestment of dividends	845,551	1,262,545
Shares redeemed	(25,706,683,546)	(24,137,961,703)

Net increase	1,188,015,418	2,020,959,108

Select
Shares sold	309,691,200	459,791,154
Shares issued in reinvestment of dividends	3,782	43,389
Shares redeemed	(320,058,938)	(519,184,128)

Net decrease	(10,363,956)	(59,349,585)

SL Agency
Shares sold	6,019,269,244	6,080,507,863
Shares issued in reinvestment of dividends	188	—
Shares redeemed	(6,207,632,067)	(5,034,229,500)

Net increase (decrease)	(188,362,635)	1,046,278,363

Trust
Shares sold	11,023,331	39,817,031
Shares issued in reinvestment of dividends	1,046	—
Shares redeemed	(24,641,122)	(47,776,512)

Net decrease	(13,616,745)	(7,959,481)

Total Net Increase	3,087,468,286	4,890,678,255

BLACKROCK FUNDS III	DECEMBER 31, 2013	37

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31,
Treasury	2013	2012
Capital
Shares sold	374,248,441	398,815,698
Shares issued in reinvestment of dividends	2,088	10,682
Shares redeemed	(646,660,567)	(144,076,039)

Net increase (decrease)	(272,410,038)	254,750,341

Institutional
Shares sold	45,000,000	—
Shares issued in reinvestment of dividends	344	1,486
Shares redeemed	(45,000,344)	(8,941,292)

Net decrease	—	(8,939,806)

Premium
Shares sold	—	150,000
Shares issued in reinvestment of dividends	—	–
Shares redeemed	—	(150,000)

Net increase (decrease)	—	—

Select
Shares sold	32,535,021	74,096,608
Shares issued in reinvestment of dividends	1,143	1,412
Shares redeemed	(32,684,337)	(76,674,347)

Net decrease	(148,173)	(2,576,327)

SL Agency
Shares sold	50,235,417,155	34,307,460,448
Shares issued in reinvestment of dividends	14,904	13,032
Shares redeemed	(50,213,111,304)	(33,464,457,731)

Net increase	22,320,755	843,015,749

Trust
Shares sold	38,558,851	31,333,371
Shares issued in reinvestment of dividends	2,827	2,199
Shares redeemed	(28,055,613)	(39,527,026)

Net increase (decrease)	10,506,065	(8,191,456)

Total Net Increase (Decrease)	(239,731,391)	1,078,058,501

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (the “Funds”), each a series of BlackRock Funds III, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Government, Institutional, Prime and Treasury for the taxable year ended December 31, 2013.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
Months Paid
January —December 2013
Government	100.00%
Institutional	54.71%
Prime	62.98%
Treasury	100.00%
Federal Obligation Interest[2]
Government	0.54%
Institutional	5.25%
Prime	3.18%
Treasury	46.17%

[1]	Represents the portion of the taxable ordinary dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

Additionally, the Funds listed below distributed long-term capital gains per share on the following payable dates:

Payable Dates	9/03/13	12/17/13
Institutional	—	$0.000012441
Prime	$0.000009570	$0.000001049

BLACKROCK FUNDS III	DECEMBER 31, 2013	39

Master Portfolio Information as of December 31, 2013	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	30%
Certificates of Deposit	28
Time Deposits	11
US Government Sponsored Agency Obligations	9
US Treasury Obligations	8
Repurchase Agreements	8
Corporate Notes	3
Other Assets Less Liabilities	3

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	41%
Commercial Paper	29
US Treasury Obligations	13
Repurchase Agreements	8
Time Deposits	5
US Government Sponsored Agency Obligations	3
Corporate Notes	1

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
US Treasury Obligations	64%
Repurchase Agreements	38
Liabilities in Excess of Other Assets	(2)

Total	100%

40	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	Government Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,001, collateralized by a US Treasury obligation, 0.75%, due 6/30/17, original par and fair value of $1,030,400 and $1,020,014, respectively)	$1,000	$1,000,000
Total Value of Barclays Capital, Inc. (collateral value of $1,020,014)		1,000,000
BNP Paribas Securities Corp., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,001, collateralized by a US Treasury obligation, 3.38%, due 4/15/32, original par and fair value of $580,000 and $1,025,840, respectively)	1,000	1,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $1,025,840)		1,000,000
Citigroup Global Markets, Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,500,001, collateralized by a US Treasury obligation, 3.63%, due 2/15/21, original par and fair value of $1,398,100 and $1,530,045, respectively)	1,500	1,500,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $1,530,045)		1,500,000
Deutsche Bank Securities, Inc., 0.03%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,002, collateralized by various US Government Agency obligations, 5.00%, due 8/15/41, original par and fair value of $946,059 and $1,020,000, respectively)	1,000	1,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $1,020,000)		1,000,000
Goldman Sachs & Co., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $991,001, collateralized by a US Government Agency obligation, 0.00%, due 12/15/43, original par and fair value of $1,169,152 and $1,060,371, respectively)	991	991,000
Total Value of Goldman Sachs & Co. (collateral value of $1,060,371)		991,000
Repurchase Agreements	Par (000)	Value
HSBC Securities (USA) Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,500,001, collateralized by various US Treasury obligations, 3.50% to 4.63%, due 2/15/39 to 2/15/40, original par and fair value of $1,495,000 and $1,531,111, respectively)	$1,500	$1,500,000
Total Value of HSBC Securities (USA) Inc. (collateral value of $1,531,111)		1,500,000
Morgan Stanley & Co. LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,001, collateralized by various US Treasury obligations, 2.63% to 4.25%, due 11/15/20 to 11/15/40, original par and fair value of $974,100 and $1,020,035, respectively)	1,000	1,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $1,020,035)		1,000,000
TD Securities (USA) LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,500,001, collateralized by various US Treasury obligations, 3.63% to 5.38%, due 8/15/19 to 2/15/31, original par and fair value of $1,277,200 and $1,530,054, respectively)	1,500	1,500,000
Total Value of TD Securities (USA) LLC (collateral value of $1,530,054)		1,500,000
Total Investments (Cost — $9,491,000*) — 100.3%		9,491,000
Liabilities in Excess of Other Assets — (0.3)%		(24,605)

Net Assets — 100.0%		$9,466,395

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	41

Schedule of Investments (concluded)	Government Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$9,491,000	—	$9,491,000
[1] See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Master Portfolio’s asset approximates fair value for financial statement purposes. As of December 31, 2013, cash of $262 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 0.8%
National Australia Bank Ltd., London, 0.24%, 10/23/14 (a)	$340,000	$340,000,033
Yankee (b) — 40.0%
Bank of Montreal, Chicago (a):
0.34%, 1/10/14	210,000	210,000,000
0.24%, 9/05/14	250,000	250,000,000
0.24%, 10/09/14	100,000	100,000,000
0.23%, 10/21/14	200,000	200,000,000
Bank of Nova Scotia, Houston:
0.26%, 6/19/14	250,000	249,994,143
0.28%, 8/08/14 (a)	185,000	185,000,000
0.25%, 11/10/14 (a)	142,700	142,893,821
0.26%, 11/18/14 (a)	200,000	200,000,000
0.26%, 11/25/14 (a)	75,000	74,999,812
0.26%, 12/05/14 (a)	175,000	175,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.26%, 1/10/14	200,000	200,000,000
Barclays Bank PLC, New York, 0.25%, 2/03/14	200,000	200,000,000
BNP Paribas SA, New York:
0.33%, 2/03/14 (a)	200,000	200,000,000
0.35%, 3/06/14	196,650	196,650,000
0.31%, 4/21/14	100,000	100,000,000
0.32%, 4/21/14	300,000	300,000,000
Canadian Imperial Bank of Commerce, New York (a):
0.27%, 2/04/14	250,000	250,000,000
0.27%, 3/03/14	300,000	300,000,000
0.29%, 6/02/14	553,015	553,015,000
Credit Industriel et Commercial, New York:
0.25%, 3/11/14	230,000	230,000,000
0.25%, 4/07/14	470,000	470,000,000
Credit Suisse, New York:
0.26%, 3/18/14	202,000	202,000,000
0.26%, 4/22/14	400,000	400,000,000
0.32%, 6/06/14 (a)	162,000	162,000,000
Deutsche Bank AG, New York (a):
0.30%, 2/28/14	270,000	270,000,000
0.25%, 4/30/14	173,000	173,000,000
DNB Bank ASA, New York:
0.16%, 1/15/14	20,000	20,000,000
0.25%, 2/25/14	200,000	200,000,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.26%, 1/03/14	250,000	250,000,000
0.20%, 2/10/14	50,000	50,000,000
0.26%, 3/12/14	450,000	450,000,000
Mizuho Bank Ltd., New York:
0.24%, 2/24/14	200,000	200,000,000
0.24%, 3/03/14	300,000	300,000,000
0.24%, 3/24/14	200,000	200,000,000
0.26%, 4/21/14	250,000	250,000,000
National Australia Bank Ltd., New York (a):
0.26%, 8/08/14	250,000	250,007,021
0.24%, 8/13/14	190,000	190,000,000
0.23%, 8/14/14	165,000	165,009,919
National Bank of Canada, New York, 0.30%, 3/10/14 (a)	244,900	244,900,000
Natixis, New York:
0.26%, 2/03/14	489,950	489,950,000
0.30%, 2/18/14	26,000	25,997,573
0.30%, 9/08/14 (a)	206,200	206,185,954
Nordea Bank Finland PLC, New York:
0.25%, 1/06/14	230,000	230,000,000
0.25%, 1/07/14	175,000	175,000,000
0.25%, 1/17/14	35,000	35,000,000
Norinchukin Bank, New York, 0.10%, 1/06/14	970,000	970,000,000
Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
Oversea-Chinese Banking Corp. Ltd., New York, 0.23%, 5/07/14	$100,000	$100,000,000
Rabobank Nederland, New York (a):
0.29%, 3/12/14	124,500	124,500,000
0.29%, 3/14/14	510,000	510,000,000
0.28%, 8/28/14	329,000	329,000,000
Royal Bank of Canada, New York (a):
0.23%, 1/15/14	150,000	150,000,000
0.24%, 3/19/14	55,000	55,004,669
0.24%, 3/27/14	175,000	175,000,000
0.25%, 4/08/14	405,000	405,000,000
0.25%, 10/31/14	150,000	150,000,000
Societe Generale, New York, 0.34%, 9/19/14 (a)	225,000	225,000,000
Sumitomo Mitsui Banking Corp., New York:
0.25%, 2/24/14	197,000	197,002,930
0.26%, 3/03/14	400,000	400,000,000
0.26%, 3/10/14	400,000	400,000,000
Sumitomo Mitsui Trust Bank Ltd., New York:
0.28%, 1/03/14	200,000	200,000,000
0.26%, 4/21/14	200,000	200,000,000
0.26%, 5/19/14	300,000	300,000,000
Svenska Handelsbanken, New York, 0.16%, 1/07/14	5,000	5,000,004
Toronto-Dominion Bank, New York:
0.32%, 4/02/14	190,000	190,000,000
0.25%, 8/12/14	235,000	235,000,000
0.26%, 9/05/14	225,000	225,000,000
UBS AG, Stamford, 0.29%, 4/30/14 (a)	358,000	358,000,000
Wells Fargo Bank NA (a):
0.18%, 3/12/14	50,000	50,000,000
0.24%, 12/04/14	150,000	150,000,000
Westpac Banking Corp., New York (a):
0.28%, 4/14/14	277,000	277,000,000
0.28%, 4/28/14	300,000	300,000,000

		16,607,110,846
Total Certificates of Deposit — 40.8%		16,947,110,879

Commercial Paper
Australia & New Zealand Banking Group Ltd. (a):
0.24%, 1/17/14	200,000	200,000,000
0.27%, 2/25/14	137,000	137,000,000
0.36%, 5/02/14	300,000	300,000,000
0.24%, 8/15/14	145,000	145,000,000
London, 0.29%, 6/04/14 (c)	200,000	199,751,889
Bank of Nova Scotia (c):
0.27%, 4/04/14	50,000	49,965,771
0.27%, 7/07/14	100,000	99,862,347
Bedford Row Funding Corp. (c):
0.30%, 3/17/14	17,500	17,489,063
0.30%, 3/19/14	26,000	25,983,317
0.30%, 3/24/14	50,000	49,965,833
0.27%, 7/01/14	80,750	80,640,382
0.30%, 8/13/14	50,000	49,906,667
BNP Paribas Finance, Inc. (c):
0.30%, 3/18/14	132,015	131,931,391
0.33%, 6/06/14	111,200	111,040,984
Ciesco LLC, 0.25%, 2/04/14 (c)	38,000	37,991,028
Collateralized Commercial Paper Co. LLC (c):
0.26%, 1/27/14	100,000	99,981,222
0.30%, 2/03/14	150,000	149,958,750
0.30%, 2/05/14	200,000	199,941,667
0.30%, 3/06/14	200,000	199,893,334
0.27%, 3/11/14	45,560	45,536,423
0.28%, 4/17/14	100,000	99,917,556
0.28%, 6/17/14	100,000	99,870,111

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	43

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Commonwealth Bank of Australia (a):
0.27%, 3/28/14	$200,000	$200,000,000
0.26%, 4/04/14	250,000	250,000,000
0.24%, 9/11/14	300,000	300,000,000
0.24%, 9/19/14	197,000	197,000,000
0.25%, 9/22/14	100,000	100,000,000
0.24%, 11/14/14	65,000	65,000,000
CRC Funding LLC (c):
0.25%, 2/10/14	83,823	83,799,716
0.25%, 2/12/14	50,000	49,985,417
DBS Bank Ltd.:
0.25%, 2/10/14 (c)	120,300	120,266,583
0.27%, 9/30/14 (a)	100,000	99,989,631
Deutsche Bank Financial LLC, 0.28%, 3/31/14 (c)	200,000	199,861,556
DNB Bank ASA (c):
0.26%, 1/27/14	50,000	49,990,611
0.24%, 3/06/14	124,175	124,123,122
0.24%, 3/13/14	89,131	89,088,811
Govco LLC (c):
0.25%, 2/05/14	198,999	198,950,632
0.25%, 2/06/14	100,000	99,975,000
HSBC Bank PLC (a):
0.29%, 5/02/14	175,000	175,000,000
0.29%, 5/07/14	100,000	100,000,000
0.27%, 6/20/14 (d)	232,500	232,500,000
0.28%, 8/06/14	30,000	30,000,000
0.27%, 9/10/14	66,000	66,000,000
0.26%, 9/19/14 (d)	194,000	194,000,000
0.25%, 10/22/14 (d)	75,000	75,000,000
0.26%, 11/19/14	242,500	242,500,000
ING (US) Funding LLC (c):
0.29%, 1/16/14	26,640	26,636,781
0.29%, 2/11/14	200,000	199,933,944
0.29%, 2/13/14	181,250	181,187,217
0.28%, 2/21/14	112,463	112,418,390
0.28%, 3/12/14	463,500	463,247,650
Kells Funding LLC:
0.22%, 3/18/14 (a)	175,000	175,000,000
0.23%, 3/20/14 (c)	50,000	49,975,083
0.21%, 4/28/14 (a)	100,000	100,000,000
0.24%, 10/22/14 (a)(d)	150,000	150,000,000
LMA Americas LLC, 0.14%, 1/03/14 (c)	400,000	399,996,889
Nederlandse Waterschapsbank NV (a):
0.21%, 6/24/14 (d)	72,000	72,000,000
0.25%, 7/07/14	230,000	230,012,363
0.25%, 7/08/14	100,000	100,006,425
0.26%, 7/28/14	65,000	65,007,503
0.26%, 7/30/14	65,000	65,007,575
0.25%, 10/29/14	50,000	50,000,252
0.25%, 10/31/14	125,000	125,000,000
Nordea Bank AB (c):
0.26%, 2/03/14	150,000	149,964,937
0.25%, 2/05/14	90,000	89,978,125
Northern Pines Funding LLC, 0.26%, 3/06/14 (c)	200,000	199,907,555
Old Line Funding LLC, 0.22%, 3/24/14 (a)	150,000	150,000,000
Oversea-Chinese Banking Corp. Ltd., 0.25%, 6/09/14 (c)	197,000	196,782,479
Skandinaviska Enskilda Banken AB (c):
0.27%, 4/01/14	24,320	24,303,584
0.27%, 4/09/14	200,000	199,850,278
0.27%, 4/16/14	300,000	299,763,750
0.27%, 4/21/14 (d)	100,000	99,917,500
0.26%, 6/13/14	100,000	99,880,014
0.30%, 7/02/14	45,000	44,931,750
Societe Generale North America, Inc. (c):
0.25%, 2/03/14	650,000	649,852,875
0.25%, 3/03/14	325,000	324,862,326
Commercial Paper	Par (000)	Value
Sumitomo Mitsui Trust Bank Ltd., 0.26%, 5/01/14 (c)	$200,000	$199,826,667
Svenska Handelsbanken, Inc., New York (c):
0.25%, 2/03/14	110,000	109,974,792
0.25%, 2/07/14	100,000	99,974,306
0.25%, 2/12/14	100,000	99,970,833
Toyota Credit Canada, Inc., 0.29%, 1/03/14 (c)	50,000	49,999,194
Westpac Banking Corp., New York (a):
0.27%, 7/09/14	273,245	273,245,000
0.24%, 9/19/14 (d)	44,000	43,996,956
0.23%, 9/23/14	150,000	150,001,347
0.23%, 9/26/14 (d)	150,000	150,000,949
Westpac Securities NZ, Ltd. London, 0.31%, 1/30/14 (a)	61,500	61,499,941
Total Commercial Paper — 29.4%		12,208,574,044

Corporate Notes
KFW, Medium Term Note, 0.21%, 2/28/14	90,000	89,992,645
Rabobank Nederland NV, Medium Term Note, 0.59%, 4/14/14 (a)	51,920	51,972,656
Svenska Handelsbanken AB, 0.28%, 6/15/14 (a)(d)	295,800	295,800,000
Toyota Motor Credit Corp., Medium Term Note, 0.32%, 8/22/14 (a)	86,800	86,855,791
Total Corporate Notes — 1.3%		524,621,092

Time Deposits
Credit Agricole Corporate & Investment Bank, 0.03%, 1/02/14	685,000	685,000,000
Natixis, 0.05%, 1/02/14	1,200,000	1,200,000,000
Svenska Handelsbanken AB, 0.01%, 1/02/14	200,000	200,000,000
Total Time Deposits — 5.0%		2,085,000,000

US Government Sponsored Agency Obligations
Fannie Mae, 0.27%, 2/04/16 (a)	50,000	50,093,270
Federal Farm Credit Bank (a):
0.12%, 3/07/14	40,000	39,999,342
0.13%, 5/23/14	50,000	49,997,138
0.14%, 7/17/15	100,000	99,984,389
0.20%, 7/20/15	66,800	66,853,108
0.17%, 2/05/16	100,000	99,978,781
0.19%, 2/16/16	95,800	95,799,942
0.20%, 3/30/16	87,800	87,819,855
Federal Home Loan Bank:
0.15%, 9/18/14 (c)	50,000	49,947,639
0.14%, 11/18/14 (a)	110,000	109,995,133
0.14%, 12/09/14 (a)	200,000	200,000,000
0.15%, 7/16/15 (a)	140,000	140,000,000
Freddie Mac Discount Notes, 0.16%, 1/14/14 (c)	30,000	29,998,267
Total US Government Sponsored Agency Obligations — 2.7%		1,120,466,864

US Treasury Obligations
US Treasury Bills (c):
0.07%, 2/13/14	400,000	399,965,839
0.08%, 2/20/14	425,000	424,952,778
0.08%, 2/27/14	250,000	249,967,146
0.08%, 3/06/14	200,000	199,970,667
0.13%, 4/24/14	200,000	199,918,389
0.10%, 5/29/14	100,000	99,958,889

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (c) (concluded):
0.11%, 6/05/14	$200,000	$199,909,583
0.10%, 6/12/14	200,000	199,912,700
0.09%, 6/26/14	400,000	399,831,822
0.09%, 7/03/14	300,000	299,868,429
US Treasury Notes:
1.00%, 1/15/14	150,000	150,051,356
0.25%, 1/31/14	859,000	859,091,600
1.25%, 2/15/14	379,000	379,524,546
0.25%, 2/28/14	462,000	462,088,009
0.25%, 4/30/14	200,000	200,091,951
0.25%, 5/31/14	200,000	200,111,888
0.75%, 6/15/14	300,000	300,818,403
0.50%, 8/15/14	325,000	325,731,455
Total US Treasury Obligations — 13.4%		5,551,765,450

Repurchase Agreements
BNP Paribas Securities Corp., 0.13%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $165,168,621, collateralized by various Corporate/Debt Obligations, 0.41% to 8.75%, due 10/18/15 to 4/25/40, original par and fair value of $169,547,135 and $172,507,166, respectively)	165,000	165,000,000
BNP Paribas Securities Corp., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,001, collateralized by a US Treasury Obligation, 3.63%, due 2/15/21, original par and fair value of $932,100 and $1,020,067, respectively)	1,000	1,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $173,527,233)		166,000,000
Citigroup Global Markets, Inc., 0.47%, 2/03/14, (Purchased on 3/25/13 to be repurchased at $130,534,625, collateralized by various Corporate/Debt Obligations, a US Treasury Obligation and various US Government Sponsored Agency Obligations, 0.70% to 11.00%, due 8/01/14 to 12/31/49, original par and fair value of $534,687,582 and $137,182,506, respectively) (e)	130,000	130,000,000
Citigroup Global Markets, Inc., 0.38%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $95,283,786, collateralized by various US Government Sponsored Agency Obligations and various US Treasury Obligations, 0.00% to 5.25%, due 5/01/14 to 12/30/33, original par and fair value of $96,657,300 and $96,900,059, respectively)	95,000	95,000,000
Citigroup Global Markets, Inc., 0.02%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $75,000,083, collateralized by various US Government Sponsored Agency Obligations, 2.41% to 5.50%, due 8/01/22 to 10/01/43, original par and fair value of $184,165,981 and $77,351,741, respectively)	75,000	75,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $311,434,306)		300,000,000
Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.48%, 2/04/14, (Purchased on 3/25/13 to be repurchased at $150,632,000, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 14.51%, due 8/25/21 to 12/25/59, original par and fair value of $1,478,404,901 and $166,783,725, respectively) (e)	$150,000	$150,000,000
Credit Suisse Securities (USA) LLC, 0.48%, 2/04/14, (Purchased on 3/25/13 to be repurchased at $251,053,333, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 8.58%, due 9/25/17 to 8/26/52, original par and fair value of $1,036,677,433 and $280,013,348, respectively) (e)	250,000	250,000,000
Credit Suisse Securities (USA) LLC, 0.41%, 1/16/14, (Purchased on 11/18/13 to be repurchased at $83,055,771, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 8.00%, due 4/18/17 to 5/16/51, original par and fair value of $383,546,585 and $88,821,548, respectively)	83,000	83,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $535,618,621)		483,000,000
Goldman Sachs & Co., 0.13%, 1/03/14, (Purchased on 12/27/13 to be repurchased at $200,005,056, collateralized by various US Government Sponsored Agency Obligations, 5.49% to 6.54%, due 6/25/27 to 11/15/43, original par and fair value of $1,138,480,199 and $214,000,000, respectively)	200,000	200,000,000
Total Value of Goldman Sachs & Co. (collateral value of $214,000,000)		200,000,000
HSBC Securities (USA), Inc., 0.11%, 1/02/14, (Purchased on 8/27/13 to be repurchased at $100,039,111, collateralized by various Corporate/Debt Obligations, 3.50% to 9.50%, due 10/01/14 to 1/15/24, original par and fair value of $101,624,000 and $104,528,233, respectively)	100,000	100,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $104,528,233)		100,000,000
J.P. Morgan Securities LLC, 0.28%, 2/14/14, (Purchased on 3/25/13 to be repurchased at $200,507,111, collateralized by various Corporate/Debt Obligations, 0.31% to 8.13%, due 3/7/14 to 7/24/42, original par and fair value of $244,495,493 and $210,366,464, respectively) (e)	200,000	200,000,000
J.P. Morgan Securities LLC, 0.38%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $60,179,233, collateralized by various Corporate/Debt Obligations, 0.00% to 9.00%, due 04/15/14 to 4/10/49, original par and fair value of $419,532,758 and $72,435,177, respectively)	60,000	60,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	45

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
J.P. Morgan Securities LLC, 0.61%, 3/24/14, (Purchased on 12/24/13 to be repurchased at $500,762,500, collateralized by various Corporate/Debt Obligations, 0.00% to 7.54%, due 11/25/19 to 2/12/51, original par and fair value of $3,251,463,761 and $625,005,539, respectively)	$500,000	$500,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $907,807,180)		760,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.18%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $100,141,500, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.49% to 7.45%, due 1/07/14 to 8/25/44, original par and fair value of $1,555,004,165 and $107,625,655, respectively)	100,000	100,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,001, collateralized by a US Treasury Obligation, 2.00% due 09/30/2020, original par and fair value of $1,035,500 and $1,020,035, respectively)	1,000	1,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith Inc. (collateral value of $108,645,690)		101,000,000
Morgan Stanley & Co. LLC, 0.11%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $90,077,825, collateralized by various US Government Sponsored Agency Obligations, 2.18% to 6.28%, due 9/01/26 to 9/01/43, original par and fair value of $182,543,999 and $92,700,000, respectively)	90,000	90,000,000
Morgan Stanley & Co. LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $1,000,001, collateralized by a US Treasury Obligation, 0.38%, due 6/30/15, original par and fair value of $1,018,000 and $1,020,067, respectively)	1,000	1,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $93,720,067)		91,000,000
RBC Capital Markets, LLC, 0.10%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $196,001,089, collateralized by various Corporate/Debt Obligations, 0.25% to 12.00%, due 1/15/14 to 12/31/49, original par and fair value of $199,092,637 and $205,800,001, respectively)	196,000	196,000,000
RBC Capital Markets, LLC, 0.13%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $51,000,368, collateralized by various Corporate/Debt Obligations, 0.00% due 2/19/14 to 1/31/18, original par and fair value of $53,806,506 and $53,550,001, respectively)	51,000	51,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $259,350,002)		247,000,000
Repurchase Agreements	Par (000)	Value
SG Americas Securities, LLC, 0.27%, 1/02/14, (Purchased on 12/16/13 to be repurchased at $50,006,375, collateralized by various Corporate/Debt Obligations, 4.65% to 8.00%, due 1/15/14 to 3/30/67, original par and fair value of $56,537,623 and $57,496,675, respectively)	$50,000	$50,000,000
Total Value of SG Americas Securities, LLC (collateral value of $57,496,675)		50,000,000
Wells Fargo Securities, LLC, 0.18%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $320,452,800, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 12.00%, due 1/11/14 to 5/10/63, original par and fair value of $1,685,739,366 and $334,584,676, respectively)	320,000	320,000,000
Wells Fargo Securities, LLC, 0.47%, 1/03/14, (Purchased on 9/24/13 to be repurchased at $93,137,651, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 9.63%, due 1/28/14 to 5/10/63, original par and fair value of $265,032,667 and $97,079,445, respectively)	93,015	93,015,000
Wells Fargo Securities, LLC, 0.47%, 1/07/14, (Purchased on 10/1/13 to be repurchased at $187,739,896, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 9.25%, due 1/11/14 to 2/10/51, original par and fair value of $453,613,749 and $195,765,714, respectively)	187,500	187,500,000
Wells Fargo Securities, LLC, 0.38%, 2/06/14, (Purchased on 11/4/13 to be repurchased at $183,181,577, collateralized by various Corporate/Debt Obligations and various US Government Sponsored Agency Obligations, 0.00% to 10.75%, due 5/14/14 to 8/01/69, original par and fair value of $349,470,294 and $203,716,047, respectively)	183,000	183,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $831,145,882)		783,515,000
Total Repurchase Agreements — 7.9%		3,281,515,000
Total Investments (Cost — $41,719,053,329*) — 100.5%		41,719,053,329
Liabilities in Excess of Other Assets — (0.5)%		(194,618,637)

Net Assets — 100.0%		$41,524,434,692

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of foreign domiciled bank.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	Money Market Master Portfolio

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$41,719,053,329	—	$41,719,053,329
[1] See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Master Portfolio’s asset approximates fair value for financial statement purposes. As of December 31, 2013, cash of $93,281,849 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	47

Schedule of Investments December 31, 2013	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 0.7%
HSBC Bank PLC, 0.30%, 1/15/14	$90,000	$90,000,000
National Australia Bank Ltd., London, 0.25%, 3/07/14	50,000	50,000,000

		140,000,000
Yankee (a) — 27.3%
Bank of Montreal, Chicago (b):
0.34%, 1/10/14	80,000	80,000,000
0.24%, 9/05/14	50,000	50,000,000
0.24%, 10/09/14	50,000	50,000,000
Bank of Nova Scotia, Houston:
0.26%, 5/14/14	100,000	100,000,000
0.26%, 6/03/14	100,000	100,000,000
0.28%, 8/08/14 (b)	65,000	65,000,000
Barclays Bank PLC, New York, 0.25%, 2/03/14	150,000	150,000,000
Canadian Imperial Bank of Commerce, New York (b):
0.27%, 2/04/14	100,000	100,000,000
0.28%, 3/21/14	100,000	100,000,000
0.29%, 6/02/14	162,470	162,470,000
Credit Industriel et Commercial, New York:
0.25%, 3/11/14	150,000	150,000,000
0.25%, 4/07/14	127,000	127,000,000
Credit Suisse, New York, 0.32%, 6/06/14 (b)	54,000	54,000,000
Mitsubishi UFJ Trust & Banking Corp., New York:
0.26%, 1/03/14	50,000	50,000,000
0.26%, 1/06/14	100,000	100,000,000
0.24%, 2/06/14	100,000	100,000,000
0.20%, 2/10/14	25,000	25,000,000
0.26%, 3/12/14	100,000	100,000,000
Mizuho Bank Ltd., New York:
0.24%, 3/24/14	100,000	100,000,000
0.22%, 4/24/14	100,000	100,000,000
National Australia Bank Ltd., New York, 0.27%, 8/08/14 (b)	50,000	50,000,000
Natixis, New York:
0.26%, 2/03/14	75,000	75,000,000
0.29%, 9/08/14 (b)	70,000	69,995,232
Nordea Bank Finland PLC, New York:
0.25%, 1/07/14	125,000	125,000,000
0.25%, 2/03/14	47,600	47,600,000
Norinchukin Bank, New York, 0.10%, 1/06/14	700,000	700,000,000
Oversea-Chinese Banking Corp. Ltd., New York:
0.24%, 3/04/14	100,000	99,999,996
0.23%, 5/07/14	100,000	100,000,000
Rabobank Nederland, New York:
0.41%, 1/08/14	15,000	15,000,000
0.24%, 1/27/14 (b)	91,000	91,000,000
0.29%, 3/14/14 (b)	175,000	175,000,000
0.28%, 7/23/14 (b)	75,000	75,000,000
Royal Bank of Canada, New York (b):
0.25%, 10/31/14	53,000	53,000,000
0.25%, 12/05/14	43,000	43,000,000
Skandinaviska Enskilda Banken AB, 0.26%, 6/24/14	50,000	50,000,000
Societe Generale, New York, 0.34%, 9/19/14 (b)	75,000	75,000,000
Sumitomo Mitsui Banking Corp., New York:
0.45%, 2/11/14	42,000	42,010,002
0.26%, 2/24/14	100,000	100,001,487
0.26%, 3/21/14	100,000	100,000,000
0.25%, 5/27/14	100,000	100,000,000
Sumitomo Mitsui Trust Bank Ltd., New York, 0.21%, 2/27/14	150,000	150,000,000
Svenska Handelsbanken, New York:
0.25%, 1/10/14	100,000	100,000,125
0.26%, 1/13/14	50,000	50,000,083
Certificates of Deposit	Par (000)	Value
Yankee (a) (concluded)
Toronto-Dominion Bank, New York:
0.23%, 1/21/14	$75,000	$75,000,000
0.32%, 4/02/14	60,000	60,000,000
0.25%, 8/12/14	75,000	75,000,000
0.24%, 9/04/14	75,000	75,000,000
0.26%, 9/05/14	75,000	75,000,000
UBS AG, Stamford, 0.29%, 4/30/14 (b)	123,000	123,000,000
Wells Fargo Bank NA:
0.22%, 2/10/14	71,265	71,265,000
0.18%, 3/12/14 (b)	50,000	50,000,000
0.24%, 12/04/14 (b)	50,000	50,000,000
Westpac Banking Corp., New York (b):
0.28%, 4/15/14	50,000	50,007,230
0.25%, 9/26/14	100,000	100,000,000

		5,154,349,155
Total Certificates of Deposit — 28.0%		5,294,349,155

Commercial Paper
Antalis US Funding Corp., 0.26%, 2/07/14 (c)	59,500	59,484,100
Atlantic Asset Securitization LLC (c):
0.12%, 1/03/14	63,626	63,625,576
0.12%, 1/06/14	150,000	149,997,500
Australia & New Zealand Banking Group Ltd. (b):
0.24%, 1/17/14	100,000	100,000,000
0.28%, 2/25/14	75,000	75,000,000
Australia & New Zealand Banking International Group Ltd., London, 0.29%, 6/04/14 (c)	100,000	99,875,945
Bank of Nova Scotia, New York (c):
0.26%, 6/27/14	63,700	63,620,136
0.26%, 7/07/14	50,000	49,932,472
Bedford Row Funding Corp. (c):
0.30%, 1/31/14	75,000	74,981,250
0.30%, 2/18/14	85,000	84,966,000
0.27%, 7/01/14	30,000	29,959,275
0.30%, 8/13/14	50,000	49,906,667
0.30%, 11/25/14	25,000	24,931,667
BNZ International Funding Ltd., 0.24%, 2/21/14 (c)	57,500	57,480,450
Caisse Centrale Desjardins du Quebec, 0.23%, 3/14/14 (c)	50,000	49,977,000
Chariot Funding LLC (c):
0.23%, 4/08/14	50,000	49,969,014
0.25%, 4/09/14	50,000	49,965,972
0.24%, 4/15/14	50,000	49,965,333
0.23%, 5/07/14	25,000	24,979,875
0.23%, 6/11/14	45,200	45,153,507
Commonwealth Bank of Australia:
0.24%, 5/15/14	140,000	140,007,578
0.24%, 11/14/14 (b)	85,000	85,000,000
0.24%, 11/24/14 (b)	48,500	48,500,000
Credit Suisse, New York (c):
0.26%, 6/16/14	100,000	99,880,111
0.28%, 7/24/14	75,000	74,881,000
DBS Bank Ltd.:
0.25%, 2/10/14 (c)	50,000	49,986,111
0.23%, 4/01/14 (c)	50,000	49,971,250
0.26%, 4/09/14 (b)	74,900	74,906,134
0.24%, 4/23/14 (c)	50,000	49,962,667
Erste Abwicklungsanstalt, 0.23%, 4/08/14 (c)	50,000	49,969,014
HSBC Bank Plc (b):
0.28%, 8/06/14	70,000	70,000,000
0.26%, 9/19/14 (d)	50,000	50,000,000
0.26%, 10/22/14 (d)	50,000	50,000,000
0.26%, 11/19/14	50,000	50,000,000

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Jupiter Securitization Co. LLC (c):
0.24%, 4/03/14	$50,000	$49,969,333
0.23%, 5/05/14	48,500	48,461,577
0.23%, 5/07/14	25,000	24,979,875
0.23%, 6/02/14	42,000	41,959,213
0.23%, 6/17/14	14,700	14,684,316
0.23%, 6/18/14	25,000	24,973,167
Kells Funding LLC:
0.26%, 1/06/14 (c)	100,000	99,996,458
0.25%, 2/04/14 (c)	60,000	59,985,833
0.23%, 3/20/14 (c)	50,000	49,975,083
0.23%, 3/21/14 (c)	20,000	19,989,906
0.20%, 4/07/14 (b)	50,000	49,998,629
0.25%, 4/17/14 (c)	75,000	74,944,792
0.22%, 6/04/14 (b)	75,000	75,000,000
0.24%, 8/22/14 (c)	50,000	49,923,951
LMA Americas LLC, 0.12%, 1/03/14 (c)	150,000	149,999,000
Mont Blanc Capital Corp. (c):
0.24%, 1/06/14	38,954	38,952,702
0.24%, 1/09/14	94,022	94,016,986
0.24%, 1/21/14	45,876	45,869,883
0.24%, 3/10/14	30,396	30,382,220
Nederlandse Waterschapsbank NV (b):
0.27%, 6/02/14	125,000	125,007,882
0.22%, 7/01/14 (d)	50,000	50,000,597
0.28%, 7/28/14	21,000	21,002,424
0.28%, 7/30/14	21,000	21,002,447
0.25%, 10/31/14	50,000	50,000,000
0.25%, 11/03/14	25,000	25,000,000
0.25%, 12/23/14	100,000	100,000,025
Nordea Bank AB (c):
0.26%, 1/10/14	70,000	69,995,538
0.25%, 1/17/14	50,000	49,994,444
0.25%, 2/05/14	59,750	59,735,477
Old Line Funding LLC (c):
0.24%, 3/04/14	70,000	69,971,067
0.24%, 3/20/14	56,568	56,538,585
0.25%, 4/14/14	50,000	49,964,236
Oversea-Chinese Banking Corp., 0.24%, 2/27/14 (c)	50,000	49,981,000
PSP Capital, Inc., 0.25%, 8/14/14 (c)	90,000	89,859,375
Scaldis Capital LLC, 0.27%, 5/19/14 (c)	50,000	49,948,250
Sheffield Receivables Corp. (c):
0.24%, 2/14/14	80,000	79,976,533
0.23%, 3/18/14	30,000	29,985,433
0.23%, 3/19/14	48,000	47,976,387
Skandinaviska Enskilda Banken AB (c):
0.27%, 5/14/14	75,000	74,923,802
0.26%, 6/13/14	75,000	74,910,010
Societe Generale North America, Inc. (c):
0.24%, 1/31/14	200,000	199,959,167
0.25%, 2/03/14	150,000	149,965,625
0.25%, 3/03/14	75,000	74,968,229
Starbird Funding Corp. (c):
0.29%, 2/21/14	50,000	49,979,458
0.32%, 6/16/14	50,000	49,926,222
Svenska Handelsbanken, Inc., New York (c):
0.25%, 2/03/14	50,000	49,988,542
0.25%, 2/12/14	50,000	49,985,417
Thunder Bay Funding LLC:
0.24%, 3/20/14 (c)	20,044	20,033,577
0.23%, 4/04/14 (b)	50,000	50,000,000
0.25%, 4/14/14 (c)	50,000	49,964,236
0.23%, 4/22/14 (c)	34,142	34,117,788
Versailles Com Paper LLC (c):
0.23%, 1/31/14	64,250	64,237,685
0.23%, 2/03/14	83,000	82,982,501
Commercial Paper	Par (000)	Value
Versailles Com Paper LLC (c) (concluded):
0.23%, 2/14/14	$50,000	$49,985,944
0.22%, 3/18/14	50,000	49,976,778
Westpac Banking Corp., New York (b):
0.35%, 1/13/14	25,000	25,000,000
0.29%, 1/24/14	70,000	70,000,000
0.22%, 8/07/14	90,000	90,000,000
0.23%, 9/19/14 (d)	50,000	49,996,541
Total Commercial Paper — 30.4%		5,747,739,750

Corporate Notes
Commonwealth Bank of Australia (d):
0.97%, 3/17/14 (b)	100,000	100,151,957
2.13%, 3/17/14	18,000	18,068,285
KFW, 0.42%, 1/17/14 (b)	24,997	24,999,442
Kommunalbanken, Medium Term Note, 0.36%, 3/10/14 (b)(d)	25,000	25,005,887
National Australia Bank Ltd. (d):
0.97%, 4/11/14 (b)	28,900	28,956,212
2.25%, 4/11/14	12,300	12,366,058
1.19%, 7/25/14 (b)	66,945	67,312,122
0.45%, 10/02/14 (b)	42,725	42,792,877
Nederlandse Waterschapsbank NV, 1.38%, 5/16/14	30,000	30,126,519
Province of Quebec Canada, 4.88%, 5/05/14	24,379	24,760,457
Svenska Handelsbanken AB, 0.27%, 6/15/14 (b)(d)	108,200	108,200,000
Toyota Motor Credit Corp., Medium Term Note, 0.32%, 8/22/14 (b)	50,000	50,032,138
Westpac Banking Corp., New York, 1.49%, 1/30/14 (b)(d)	60,000	60,061,555
Total Corporate Notes — 3.2%		592,833,509

Time Deposits
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.01%, 1/02/14	150,000	150,000,000
0.03%, 1/02/14	350,000	350,000,000
Credit Agricole Corp., 0.03%, 1/02/14	487,000	487,000,000
Natixis, 0.05%, 1/02/14	700,000	700,000,000
Svenska Handelsbanken, AB, 0.01%, 1/02/14	300,000	300,000,000
Total Time Deposits — 10.5%		1,987,000,000

US Government Sponsored Agency Obligations
Federal Farm Credit Banks, 0.12%, 4/09/14 (b)	120,000	120,005,272
Federal Home Loan Bank (b):
0.09%, 1/15/14 - 1/16/14	335,000	334,997,259
0.08%, 2/14/14	23,500	23,499,459
0.10%, 2/18/14 - 8/22/14	258,300	258,293,600
0.13%, 2/25/14	43,000	43,002,281
0.10%, 3/12/14	250,000	249,998,718
0.11%, 4/25/14 - 11/25/14	195,000	194,982,035
0.12%, 6/09/14	100,000	100,000,000
0.14%, 6/16/14	100,000	100,000,000
0.14%, 8/01/14	50,000	50,000,000
0.13%, 9/11/14	100,000	100,000,000
0.14%, 11/18/14 - 12/09/14	190,000	189,998,230
Total US Government Sponsored Agency Obligations — 9.3%		1,764,776,854

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	49

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (c):
0.07%, 2/13/14	$200,000	$199,982,920
0.08%, 2/20/14	150,000	149,983,333
0.08%, 2/27/14	100,000	99,986,858
0.08%, 3/06/14	75,000	74,989,000
0.13%, 4/24/14	100,000	99,959,195
0.09%, 5/08/14	75,000	74,976,981
0.10%, 5/22/14	75,000	74,970,625
0.10%, 5/29/14	125,000	124,948,302
0.09%, 6/26/14	100,000	99,957,955
0.09%, 7/03/14	100,000	99,956,144
US Treasury Notes:
0.25%, 1/31/14	250,000	250,026,855
0.25%, 2/28/14	100,000	100,017,499
0.25%, 4/30/14	50,000	50,022,897
0.25%, 5/31/14	50,000	50,027,972
Total US Treasury Obligations — 8.2%		1,549,806,536

Repurchase Agreements — 7.5%
Barclays Capital, Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $49,000,027, collateralized by a US Treasury obligation, 1.25%, due 11/30/18, original par and fair value of $50,960,900 and $49,980,033, respectively)	49,000	49,000,000
Total Value of Barclays Capital, Inc. (collateral value of $49,980,033)		49,000,000
BNP Paribas Securities Corp., 0.13%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $85,086,865, collateralized by various corporate debt obligations, 0.88% to 9.88%, due 9/12/14 to 7/17/24, original par and fair value of $80,680,967 and $89,414,333, respectively)	85,000	85,000,000
BNP Paribas Securities Corp., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $68,000,038, collateralized by a US Treasury obligation, 3.63%, due 2/15/21, original par and fair value of $63,378,700 and $69,360,049, respectively)	68,000	68,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $158,774,382)		153,000,000
Credit Suisse Securities (USA) LLC, 0.48%, 2/04/14, (Purchased on 3/25/13 to be repurchased at $50,210,667, collateralized by various Corporate Debt obligations and various US Government Sponsored Agency obligations, 0.30% to 8.58%, due 4/15/20 to 8/15/56, original par and fair value of $278,424,564 and $56,974,768, respectively) (e)	50,000	50,000,000
Credit Suisse Securities (USA) LLC, 0.34%, 1/30/14, (Purchased on 11/01/13 to be repurchased at $102,086,700, collateralized by various corporate debt obligations and various US Government Sponsored Agency obligations, 0.00% to 38.00%, due 5/25/21 to 11/15/43, original par and fair value of $606,156,174 and $109,140,428, respectively)	102,000	102,000,000
Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.41%, 1/16/14, (Purchased on 11/18/13 to be repurchased at $30,020,158, collateralized by various US Government Sponsored Agency obligations, 3.27% to 8.00%, due 5/16/29 to 10/16/54, original par and fair value of $32,595,438 and $32,104,139, respectively)	$30,000	$30,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $198,219,335)		182,000,000
HSBC Securities (USA) Inc., 0.02%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $85,000,094, collateralized by various US Government Sponsored Agency obligations, 3.50% to 4.00%, due 11/01/28 to 10/01/31, original par and fair value of $114,630,191 and $86,704,602, respectively)	85,000	85,000,000
Total Value of HSBC Securities (USA) Inc. (collateral value of $86,704,602)		85,000,000
J.P. Morgan Securities LLC, 0.38%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $30,089,617, collateralized by various corporate debt obligations, 0.00% to 13.88%, due 6/15/15 to 7/15/55, original par and fair value of $85,384,099 and $36,003,940, respectively)	30,000	30,000,000
J.P. Morgan Securities LLC, 0.28%, 2/14/14, (Purchased on 3/25/13 to be repurchased at $50,126,778, collateralized by various corporate debt obligations, 0.91% to 6.88%, due 9/29/14 to 6/01/25, original par and fair value of $47,996,405 and $52,500,372, respectively) (e)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.61%, 3/24/14, (Purchased on 12/24/13 to be repurchased at $165,251,625, collateralized by various corporate debt obligations, 0.00% to 6.19%, due 6/20/29 to 2/12/51, original par and fair value of $1,272,346,528 and $204,145,568, respectively)	165,000	165,000,000
J.P. Morgan Securities LLC, 0.18%, 1/02/14, (Purchased on 9/30/13 to be repurchased at $50,023,500, collateralized by various corporate debt obligations and various US Government Sponsored Agency obligations, 0.00% to 7.44%, due 5/25/19 to 10/10/46, original par and fair value of $113,031,316 and $53,502,899, respectively)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.54%, 2/04/14, (Purchased on 9/30/13 to be repurchased at $60,114,300, collateralized by various corporate debt obligations, 4.07% to 5.91%, due 5/15/45 to 11/15/46, original par and fair value of $72,210,000 and $64,204,119, respectively) (e)	60,000	60,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $410,356,898)		355,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $24,000,013, collateralized by a US Treasury obligation, 2.00% due 9/30/2020, original par and fair value of $24,875,200 and $24,480,056, respectively)	24,000	24,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith Inc. (collateral value of $24,480,056)		24,000,000

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.03%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $150,000,250, collateralized by various US Government Sponsored Agency obligations, 0.75% to 4.50%, due 6/27/19 to 12/01/43, original par and fair value of $165,545,980 and $154,257,030, respectively)	$150,000	$150,000,000
Morgan Stanley & Co. LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $49,000,027, collateralized by various US Treasury obligations, 1.88% to 3.13%, due 6/30/15 to 2/15/43, original par and fair value of $55,765,300 and $49,980,054, respectively)	49,000	49,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $204,237,084)		199,000,000
RBC Capital Markets, LLC, 0.13%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $16,000,116, collateralized by various corporate debt obligations, 0.00% due 2/03/14 to 2/19/14, original par and fair value of $16,803,053 and $16,800,000, respectively)	16,000	16,000,000
RBC Capital Markets, LLC, 0.10%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $63,000,350, collateralized by various corporate debt obligations, 0.36% to 10.00%, due 1/21/14 to 1/15/44, original par and fair value of $65,199,312 and $66,150,001, respectively)	63,000	63,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $82,950,001)		79,000,000
Repurchase Agreements	Par (000)	Value
SG Americas Securities, LLC, 0.27%, 1/02/14, (Purchased on 12/16/13 to be repurchased at $18,802,397, collateralized by various corporate debt obligations, 1.50% to 8.00%, due 1/13/14 to 6/01/36, original par and fair value of $20,540,379 and $21,396,368, respectively)	$18,800	$18,800,000
Total Value of SG Americas Securities, LLC (collateral value of $21,396,368)		18,800,000
Wells Fargo Securities, LLC, 0.18%, 1/02/14, (Purchased on 3/25/13 to be repurchased at $180,254,700, collateralized by various corporate debt obligations, 0.00% to 10.35%, due 1/09/14 to 12/10/49 par and fair value of $428,250,811 and $187,743,142, respectively)	180,000	180,000,000
Wells Fargo Securities, LLC, 0.47%, 1/03/14, (Purchased on 9/24/13 to be repurchased at $30,059,330, collateralized by various corporate debt obligations, 0.00% to 8.25%, due 2/28/14 to 2/15/51, original par and fair value of $100,480,459 and $31,469,579, respectively)	30,045	30,045,000
Wells Fargo Securities, LLC, 0.38%, 2/06/14, (Purchased on 11/4/13 to be repurchased at $67,066,479, collateralized by various corporate debt obligations, 0.00% to 8.63%, due 4/15/16 to 2/10/51, original par and fair value of $111,071,137 and $70,264,031, respectively)	67,000	67,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $289,476,752)		277,045,000
Total Repurchase Agreements — 7.5%		1,421,845,000
Total Investments (Cost — $18,358,350,804*) — 97.1%		18,358,350,804
Other Assets Less Liabilities — 2.9%		554,292,335

Net Assets — 100.0%		$18,912,643,139

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	51

Schedule of Investments (concluded)	Prime Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$18,358,350,804	—	$18,358,350,804
[1] See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Master Portfolio’s asset approximates fair value for financial statement purposes. As of December 31, 2013, cash of $650,707,863 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.03%, 1/02/14	$450,000	$449,999,469
0.02%, 1/09/14	80,000	79,999,705
0.02%, 1/23/14	300,000	299,997,021
0.07%, 1/30/14	100,000	99,994,764
0.13%, 4/24/14	64,000	63,974,986
0.08%, 5/08/14	85,979	85,954,638
0.09%, 5/15/14	54,000	53,981,407
0.10%, 5/22/14	35,000	34,986,292
0.10%, 6/05/14	74,250	74,218,031
0.09%, 6/19/14	25,000	24,989,438
0.09%, 7/03/14	125,000	124,943,934
US Treasury Notes:
1.00%, 1/15/14	8,000	8,002,468
1.25%, 2/15/14	15,000	15,021,197
0.25%, 2/28/14	113,700	113,717,134
0.25%, 3/31/14	20,000	20,006,729
0.25%, 4/30/14	140,747	140,801,579
0.63%, 7/15/14	47,170	47,288,130
0.50%, 8/15/14	25,000	25,054,014
Total US Treasury Obligations — 64.4%		1,762,930,936

Repurchase Agreements
Barclays Capital, Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $10,000,006, collateralized by a US Treasury obligation, 0.75%, due 6/30/17, original par and fair value of $10,303,900 and $10,200,037, respectively)	10,000	10,000,000
Barclays Capital, Inc., 0.01%, 1/07/14, (Purchased on 12/31/13 to be repurchased at $35,110,068, collateralized by a US Treasury obligation, 0.25%, due 10/31/15, original par and fair value of $35,847,700 and $35,812,256, respectively)	35,110	35,110,000
Total Value of Barclays Capital, Inc. (collateral value of $46,012,293)		45,110,000
BNP Paribas Securities Corp., 0.05%, 1/07/14, (Purchased on 10/03/13 to be repurchased at $125,016,667, collateralized by various US Treasury obligations, 0.75% to 2.38%, due 1/15/27 to 2/15/42, original par and fair value of $106,619,800 and $128,244,346, respectively) (b)	125,000	125,000,000
BNP Paribas Securities Corp., 0.07%, 1/07/14, (Purchased on 12/04/13 to be repurchased at $75,004,958, collateralized by various US Treasury obligations, 0.00% to 1.00%, due 8/31/16 to 11/15/22, original par and fair value of $99,140,328 and $76,500,086, respectively) (b)	75,000	75,000,000
BNP Paribas Securities Corp., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $50,000,028, collateralized by a US Treasury obligation, 3.63%, due 2/15/21, original par and fair value of $46,602,000 and $51,000,052, respectively)	50,000	50,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $255,744,484)		250,000,000
Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.03%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $20,020,034, collateralized by various US Treasury obligations, 1.25% to 3.63%, due 11/30/18 to 2/15/21, original par and fair value of $20,761,800 and $20,420,419, respectively)	$20,020	$20,020,000
Citigroup Global Markets, Inc., 0.01%, 1/07/14, (Purchased on 12/31/13 to be repurchased at $69,000,134, collateralized by various US Treasury obligations, 0.13% to 1.25%, due 4/30/15 to 11/30/18, original par and fair value of $67,010,300 and $70,380,147, respectively)	69,000	69,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $90,800,566)		89,020,000
Credit Suisse Securities (USA) LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $19,000,011, collateralized by various US Treasury obligations, 1.88% to 3.75%, due 6/30/15 to 11/15/18, original par and fair value of $18,908,100 and $19,380,228, respectively)	19,000	19,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $18,380,228)		19,000,000
Deutsche Bank Securities, Inc., 0.03%, 1/07/14, (Purchased on 10/02/13 to be repurchased at $40,103,241, collateralized by various US Treasury obligations, 0.00% to 1.75%, due 9/30/17 to 2/15/36, original par and fair value of $68,688,687 and $40,902,012, respectively) (b)	40,100	40,100,000
Deutsche Bank Securities, Inc., 0.08%, 1/07/14, (Purchased on 10/18/13 to be repurchased at $61,921,144, collateralized by various US Treasury obligations, 0.00% to 1.75%, due 5/15/23 to 11/15/40, original par and fair value of $71,875,508 and $63,148,238, respectively) (b)	61,910	61,910,000
Deutsche Bank Securities, Inc., 0.07%, 1/07/14, (Purchased on 12/02/13 to be repurchased at $66,604,662, collateralized by various US Treasury obligations, 0.63% to 4.63%, due 5/31/17 to 2/15/40, original par and fair value of $70,161,000 and $67,997,286, respectively) (b)	66,600	66,600,000
Deutsche Bank Securities, Inc., 0.02%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $21,000,023, collateralized by a US Treasury obligation, 0.00%, due 8/15/40, original par and fair value of $62,922,300 and $21,420,009, respectively)	21,000	21,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $193,467,545)		189,610,000
Goldman Sachs & Co., 0.06%, 1/07/14, (Purchased on 12/03/13 to be repurchased at $127,007,408, collateralized by a US Treasury obligation, 1.25%, due 4/15/14, original par and fair value of $116,312,600 and $129,540,067, respectively) (b)	127,000	127,000,000
Total Value of Goldman Sachs & Co. (collateral value of $129,540,067)		127,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	53

Schedule of Investments (continued)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
HSBC Securities (USA), Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $96,000,053, collateralized by various US Treasury obligations, 0.38% to 7.25%, due 12/31/14 to 5/15/19, original par and fair value of $93,125,900 and $97,920,691, respectively)	$96,000	$96,000,000
HSBC Securities (USA), Inc., 0.02%, 1/07/14, (Purchased on 12/31/13 to be repurchased at $97,800,380, collateralized by various US Treasury obligations, 0.63% to 0.88%, due 7/15/16 to 2/28/17, original par and fair value of $99,390,300 and $99,758,222, respectively)	97,800	97,800,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $197,678,913)		193,800,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $35,000,019, collateralized by a US Treasury obligation, 0.38%, due 2/15/16, original par and fair value of $35,683,400 and $35,700,037, respectively)	35,000	35,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith Inc. (collateral value of $35,700,037)		35,000,000
Morgan Stanley & Co. LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $68,000,038, collateralized by various US Treasury obligations, 0.00% to 2.63%, due 2/6/14 to 11/15/20, original par and fair value of $69,806,200 and $69,360,078, respectively)	68,000	68,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $69,360,078)		68,000,000
Repurchase Agreements	Par (000)	Value
RBC Capital Markets, LLC, 0.00%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $5,000,000, collateralized by various US Treasury obligations, 0.63% to 2.75%, due 8/15/16 to 11/15/42, original par and fair value of $5,782,000 and $5,100,078, respectively)	$5,000	$5,000,000
Total Value of RBC Capital Markets, LLC (collateral value of $5,100,078)		5,000,000
TD Securities (USA), LLC, 0.01%, 1/02/14, (Purchased on 12/31/13 to be repurchased at $13,000,007, collateralized by various US Treasury obligations, 1.50% to 2.50%, due 6/30/16 to 1/15/29, original par and fair value of $11,888,100 and $13,260,067, respectively)	13,000	13,000,000
Total Value of TD Securities (USA), LLC (collateral value of $13,260,067)		13,000,000
Total Repurchase Agreements — 37.8%		1,034,540,000
Total Investments (Cost — $2,797,470,936*) — 102.2%		2,797,470,936
Liabilities in Excess of Other Assets — (2.2)%		(59,272,202)

Net Assets — 100.0%		$2,738,198,734

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	Treasury Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$2,797,470,936	—	$2,797,470,936
[1] See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Master Portfolio’s asset approximates fair value for financial statement purposes. As of December 31, 2013, cash of $356,453 is categorized as level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	55

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2013	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	—	$38,437,538,329	$16,936,505,804	$1,762,930,936
Repurchase agreements — unaffiliated[2]	$9,491,000	3,281,515,000	1,421,845,000	1,034,540,000
Cash	262	93,281,849	650,707,863	356,453
Investments sold receivable	—	—	—	64,987,339
Interest receivable	2	14,700,652	4,657,028	504,062
Contributions receivable from investors	2	264	5,062	—

Total assets	9,491,266	41,827,036,094	19,013,720,757	2,863,318,790

Liabilities
Investments purchased payable	—	299,868,429	99,956,143	124,943,934
Investment advisory fees payable	11,326	2,557,196	1,052,860	152,861
Professional fees payable	12,868	50,713	25,055	13,617
Trustees' fees payable	677	125,064	43,560	9,644

Total liabilities	24,871	302,601,402	101,077,618	125,120,056

Net Assets	$9,466,395	$41,524,434,692	$18,912,643,139	$2,738,198,734

Net Assets Consist of
Investors' capital	$9,466,395	$41,524,434,692	$18,912,643,139	$2,738,198,734

[1] Investments at cost — unaffiliated	—	$38,437,538,329	$16,936,505,804	$1,762,930,936
[2] Repurchase agreements at cost — unaffiliated	$9,491,000	$3,281,515,000	$1,421,845,000	$1,034,540,000

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2013	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Interest	$31,184	$107,284,027	$35,165,305	$2,292,645

Expenses
Investment advisory	59,056	41,422,530	14,833,338	2,695,482
Independent Trustees	2,994	514,007	194,523	44,907
Professional	15,957	104,479	53,496	21,768

Total expenses	78,007	42,041,016	15,081,357	2,762,157
Less fees waived by Manager	(51,084)	(13,045,245)	(4,698,021)	(1,070,981)

Total expenses after fees waived	26,923	28,995,771	10,383,336	1,691,176

Net investment income	4,261	78,288,256	24,781,969	601,469

Realized Gain
Net realized gain from investments	—	4,880,770	2,332,546	239,050

Net Increase in Net Assets Resulting from Operations	$4,261	$83,169,026	$27,114,515	$840,519

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$4,261	$9,241	$78,288,256	$99,154,852
Net realized gain	—	—	4,880,770	2,320,981

Net increase in net assets resulting from operations	4,261	9,241	83,169,026	101,475,833

Capital Transactions
Proceeds from contributions	44,474,590	51,211,494	115,690,759,904	56,711,226,061
Value of withdrawals	(52,626,282)	(43,961,715)	(109,538,593,100)	(50,051,649,581)

Net increase (decrease) in net assets derived from capital transactions	(8,151,692)	7,249,779	6,152,166,804	6,659,576,480

Net Assets
Total increase (decrease) in net assets	(8,147,431)	7,259,020	6,235,335,830	6,761,052,313
Beginning of year	17,613,826	10,354,806	35,289,098,862	28,528,046,549

End of year	$9,466,395	$17,613,826	$41,524,434,692	$35,289,098,862

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$24,781,969	$30,692,257	$601,469	$1,553,173
Net realized gain	2,332,546	1,868,766	239,050	127,929

Net increase in net assets resulting from operations	27,114,515	32,561,023	840,519	1,681,102

Capital Transactions
Proceeds from contributions	121,197,162,810	64,244,951,166	52,488,936,457	20,119,690,374
Value of withdrawals	(118,246,074,954)	(59,075,368,652)	(52,365,402,628)	(19,110,014,931)

Net increase in net assets derived from capital transactions	2,951,087,856	5,169,582,514	123,533,829	1,009,675,443

Net Assets
Total increase in net assets	2,978,202,371	5,202,143,537	124,374,348	1,011,356,545
Beginning of year	15,934,440,768	10,732,297,231	2,613,824,386	1,602,467,841

End of year	$18,912,643,139	$15,934,440,768	$2,738,198,734	$2,613,824,386

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	57

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.02%	0.10%	0.08%	0.13%	0.12%

Ratios to Average Net Assets
Total expenses	0.13%	0.30%	0.12%	0.11%	0.10%

Total expenses after fees waived	0.05%	0.07%	0.07%	0.02%	0.05%

Net investment income	0.01%	0.10%	0.09%	0.11%	0.12%

Supplemental Data
Net assets, end of year (000)	$9,466	$17,614	$10,355	$26,474	$656,444

	Money Market Master Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.20%	0.27%	0.23%	0.27%	0.48%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.19%	0.27%	0.22%	0.26%	0.48%

Supplemental Data
Net assets, end of year (000)	$41,524,435	$35,289,099	$28,528,047	$20,007,557	$21,134,748

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.17%	0.25%	0.21%	0.25%	0.37%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.17%	0.25%	0.21%	0.25%	0.41%

Supplemental Data
Net assets, end of year (000)	$18,912,643	$15,934,441	$10,732,297	$10,071,057	$12,208,516

	Treasury Money Market Master Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	0.02%	0.06%	0.09%	0.13%	0.11%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.06%	0.07%	0.06%	0.06%	0.05%

Net investment income	0.02%	0.08%	0.03%	0.13%	0.10%

Supplemental Data
Net assets, end of year (000)	$2,738,199	$2,613,824	$1,602,468	$2,200,634	$4,288,938

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	59

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”).

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discount and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Government Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master Portfolios may enter into repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (MRA) permit the Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives securities as collateral with a market value in excess of the repurchase price to be received by the Master Portfolio upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio

60	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	Master Investment Portfolio

would recognize a liability with respect to such excess collateral to reflect the Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. Pursuant to the Investment Advisory Agreement with MIP, the Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate of 0.10% of the average daily value of the Master Portfolio’s net assets. The Manager has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2014. The Manager has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income. The Manager may discontinue the voluntary waiver at any time. For the year ended December 31, 2013, the amounts included in fees waived by Manager in the Statements of Operations are as follows:

Government Money Market Master Portfolio	$32,133
Money Market Master Portfolio	$12,426,759
Prime Money Market Master Portfolio	$4,450,002
Treasury Money Market Master Portfolio	$1,004,306

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to the Manager by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2014. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, such waiver amounts are as follows:

Government Money Market Master Portfolio	$18,951
Money Market Master Portfolio	$618,486
Prime Money Market Master Portfolio	$248,019
Treasury Money Market Master Portfolio	$66,675

MIP entered into an administration services arrangement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators. BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	61

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Government Money Market Master Portfolio, Prime Money Market Master Portfolio, Money Market Master Portfolio and Treasury Money Market Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Money Market Master Portfolio, Prime Money Market Master Portfolio, Money Market Master Portfolio and Treasury Money Market Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

62	BLACKROCK FUNDS III	DECEMBER 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

BLACKROCK FUNDS III	DECEMBER 31, 2013	63

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of, BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

64	BLACKROCK FUNDS III	DECEMBER 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian, Transfer Agent and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 400 Howard Street San Francisco, CA 94105

Administrator BlackRock Advisors LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS III	DECEMBER 31, 2013	65

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 204-3956.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (202) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (888) 204-3956.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (888) 204-3956; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (888) 204-3956 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (888) 204-3956 from 8:30 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/cash.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

66	BLACKROCK FUNDS III	DECEMBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2013	67

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (888) 204-3956. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MMF4-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”), a series of BlackRock Funds III, investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund’s Institutional Shares returned (2.44)%, Investor A Shares returned (2.78)% and Investor C Shares returned (3.51)%. All of the Fund’s share classes underperformed the Fund’s benchmark, Barclays US Aggregate Bond Index (the “Index”), which returned (2.02)%.

•	The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

The Master Portfolio’s positioning in agency mortgage-backed securities (“MBS”) was the primary detractor from performance relative to the Index. An overweight in agency MBS hurt returns as the sector came under pressure in May, when the Chairman of the US Federal Reserve first spoke of tapering the central bank’s bond-buying stimulus program before the end of 2013. Also detracting from results during the period were the Master Portfolio’s global interest rates strategies.

•

Conversely, the Master Portfolio’s overweight and security selection within credit sectors contributed positively to performance as spread assets rallied. Modestly overweight holdings in certain higher-risk names had a positive impact as these names led the rally in credit markets. Exposure to high yield debt and non-agency residential MBS, neither of which are represented in the Index, also benefited performance as those sectors experienced meaningful spread tightening and interest income during the period.

•

As part of its investment strategy, the Master Portfolio uses derivatives to hedge portfolio positions and/or take outright views on interest rates, credit risk and/or foreign currency exchange. Specifically, the Master Portfolio uses financial futures, forward contracts, credit default swaps and interest rate swaps to manage duration and yield curve positioning as an efficient way to express sector views. During the period, the Master Portfolio’s derivatives holdings had a negative impact on returns.

Describe recent portfolio activity.

•

The Master Portfolio actively managed duration (sensitivity to interest rate movements) throughout the period. Relative to the Index, the Master Portfolio maintained a long bias in the earlier part of the period, but moved to a shorter bias in the end of the period. The Master Portfolio tactically traded investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. Also during the period, the Master Portfolio maintained an out-of-index allocation to high yield debt.

•

The Master Portfolio tactically traded liquid developed-market currencies, seeking to capture gains on opportunities presented by relative price movements between currencies. In the earlier part of the period, the Master Portfolio held short positions in the Japanese yen and British pound sterling and a long position in the Canadian dollar in light of growth differentials and the respective interest rate environments. Based on short-term valuation signals during the period, the Master Portfolio moved to a long position in the Japanese yen and closed the British pound sterling and Canadian dollar positions. Additionally, the Master Portfolio took a long position in the Australian dollar given high relative growth and an expectation of reversal toward fair value.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight US Treasury securities. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, agency MBS and asset-backed securities. The Master Portfolio also held out-of-index positions in high yield debt and non-agency residential MBS. With respect to currency positions, the Master Portfolio was long the Japanese yen and Australian dollar versus the US dollar. The Master Portfolio ended the period with a short duration position as compared to the Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests 80% of its assets in bonds, including obligations issued or guaranteed by the US government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the US government or its agencies or instrumentalities, including US agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of US issuers; municipal securities; asset-backed securities; and US-registered dollar-denominated debt obligations of foreign issuers. The Master Portfolio may invest in bonds of any maturity or duration.

[3]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

[4]	Commencement of operations of the Master Portfolio.

Performance Summary for the Period Ended December 31, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.27%	2.24%	0.31%	(2.44)%	N/A	5.67%	N/A	4.54%	N/A
Investor A	1.91	1.89	0.14	(2.78)	(6.70)%	5.35	4.49%	4.21	3.78%
Investor C	1.17	1.14	(0.34)	(3.51)	(4.46)	4.53	4.53	3.42	3.42
Barclays US Aggregate Bond Index	—	—	0.43	(2.02)	N/A	4.44	N/A	4.35	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Master Portfolio commenced operations on March 15, 2004.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,003.10	$1.77	$1,000.00	$1,023.44	$1.79	0.35%
Investor A	$1,000.00	$1,001.40	$3.53	$1,000.00	$1,021.68	$3.57	0.70%
Investor C	$1,000.00	$996.60	$7.30	$1,000.00	$1,017.90	$7.37	1.45%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes is based on the returns of the Master Portfolio in which the Fund invests all of its assets for each period since March 15, 2004, the commencement of the Master Portfolio’s operations, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	7

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

December 31, 2013

Assets
Investments at value — Master Portfolio (cost — $101,426,759)	$100,135,263
Withdrawals receivable from the Master Portfolio	5,811,469

Total assets	105,946,732

Liabilities
Capital shares redeemed payable	5,811,469
Income dividends payable	31,094
Professional fees payable	12,003
Administration fees payable	7,545
Service and distribution fees payable	281

Total liabilities	5,862,392

Net Assets	$100,084,340

Net Assets Consist of
Paid-in capital	$101,376,328
Distributions in excess of net investment income	(354,496)
Accumulated net realized gain allocated from the Master Portfolio	354,004
Net unrealized appreciation/depreciation allocated from the Master Portfolio	(1,291,496)

Net Assets	$100,084,340

Net Asset Value
Institutional — Based on net assets of $99,630,301 and 9,780,789 shares outstanding, unlimited number of shares authorized, no par value	$10.19

Investor A — Based on net assets of $165,904 and 16,288 shares outstanding, unlimited number of shares authorized, no par value	$10.19

Investor C — Based on net assets of $288,135 and 28,296 shares outstanding, unlimited number of shares authorized, no par value	$10.18

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Statement of Operations	BlackRock CoreAlpha Bond Fund

Year Ended December 31, 2013

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$2,424,430
Securities lending — affiliated — net	18,665
Dividends	11,722
Income — affiliated	9,940
Other income — affiliated	1,970
Expenses	(245,266)
Fees waived	4,858

Total income	2,226,319

Fund Expenses
Administration — Institutional	98,361
Administration — Investor A	345
Administration — Investor C	545
Service — Investor A	431
Service and distribution — Investor C	2,723
Professional	19,384
Miscellaneous	325

Total expenses	122,114
Less administration fees waived	(19,384)

Total expenses after fees waived	102,730

Net investment income	2,123,589

Realized and Unrealized Loss Allocated from the Master Portfolio
Net realized loss from investments, financial futures contracts, swaps, options written and foreign currency transactions	(91,526)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written and foreign currency translations	(4,153,649)

Total realized and unrealized loss	(4,245,175)

Net Decrease in Net Assets Resulting from Operations	$(2,121,586)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$2,123,589	$1,922,464
Net realized gain (loss)	(91,526)	203,767
Net change in unrealized appreciation/depreciation	(4,153,649)	1,922,175

Net increase (decrease) in net assets resulting from operations	(2,121,586)	4,048,406

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,335,782)	(2,083,770)
Investor A	(3,481)	(1,007)
Investor C	(3,461)	(1,418)
Net realized gain:
Institutional	(47,630)	—
Investor A	(75)	—
Investor C	(128)	—
Return of capital:
Institutional	(182,680)	(206,071)
Investor A	(319)	(134)
Investor C	(509)	(142)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,574,065)	(2,292,542)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(5,680,828)	49,455,150

Net Assets
Total increase (decrease) in net assets	(10,376,479)	51,211,014
Beginning of year	110,460,819	59,249,805

End of year	$100,084,340	$110,460,819

Distributions in excess of net investment income, end of year	$(354,496)	$(135,361)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Financial Highlights	BlackRock CoreAlpha Bond Fund

	Institutional
	Year Ended December 31,			Period February 28, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.72	$10.50		$10.00

Net investment income[2]	0.22	0.24		0.25
Net realized and unrealized gain (loss)	(0.48)	0.26		0.52

Net increase (decrease) from investment operations	(0.26)	0.50		0.77

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.25)		(0.26)
Net realized gain	(0.00)[4]	—		—
Return of capital	(0.02)	(0.03)		(0.01)

Total dividends and distributions	(0.27)	(0.28)		(0.27)

Net asset value, end of period	$10.19	$10.72		$10.50

Total Investment Return[5]
Based on net asset value	(2.44)%	4.82%		7.80%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.36% [8]	0.37%	[9]	0.44%	[8,10]

Total expenses after fees waived	0.34% [8]	0.34%	[9]	0.35%	[8,10]

Net investment income	2.16% [8]	2.22%	[9]	2.93%	[8,10]

Supplemental Data
Net assets, end of period (000)	$99,630	$110,020		$59,250

Portfolio turnover of the Master Portfolio	986%	2,128%		1,646%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	11

Financial Highlights (continued)	BlackRock CoreAlpha Bond Fund

	Investor A
	Year Ended December 31, 2013	Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.72	$10.55

Net investment income[2]	0.18	0.12
Net realized and unrealized gain (loss)	(0.48)	0.22

Net increase (decrease) from investment operations	(0.30)	0.34

Dividends and distributions from:[3]
Net investment income	(0.21)	(0.15)
Net realized gain	(0.00)[4]	—
Return of capital	(0.02)	(0.02)

Total dividends and distributions	(0.23)	(0.17)

Net asset value, end of period	$10.19	$10.72

Total Investment Return[5]
Based on net asset value	(2.78)%	3.25%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.71% [8]	0.72%	[8,9]

Total expenses after fees waived	0.69% [8]	0.70%	[8,9]

Net investment income	1.78% [8]	1.80%	[8,9]

Supplemental Data
Net assets, end of period (000)	$166	$168

Portfolio turnover of the Master Portfolio	986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock CoreAlpha Bond Fund

	Investor C
	Year Ended December 31, 2013	Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.71	$10.55

Net investment income[2]	0.11	0.06
Net realized and unrealized gain (loss)	(0.48)	0.21

Net increase (decrease) from investment operations	(0.37)	0.27

Dividends and distributions from:[3]
Net investment income	(0.14)	(0.10)
Net realized gain	(0.00)[4]	—
Return of capital	(0.02)	(0.01)

Total dividends and distributions	(0.16)	(0.11)

Net asset value, end of period	$10.18	$10.71

Total Investment Return[5]
Based on net asset value	(3.51)%	2.61%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.46% [8]	1.46%	[8,9]

Total expenses after fees waived	1.44% [8]	1.44%	[8,9]

Net investment income	1.04% [8]	1.04%	[8,9]

Supplemental Data
Net assets, end of period (000)	$288	$273

Portfolio turnover of the Master Portfolio	986%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	13

Notes to Financial Statements	BlackRock CoreAlpha Bond Fund

1. Organization:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s proportionate investment in the Master Portfolio reflects the Fund’s interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2013 was 3.0%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial statements. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the two years ended December 31, 2013 and the period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

14	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock CoreAlpha Bond Fund

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Institutional Shares and 0.20% of the average daily net assets of Investor A and Investor C Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate based upon the average daily net assets of the shares as follow:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$2,342,724	$2,086,195
Long-term capital gains	47,833	—
Return of capital	183,508	206,347

Total	$2,574,065	$2,292,542

As of December 31, 2013, the tax components of accumulated net losses were as follows:

Qualified late-year losses[1]	$(728,487)
Net unrealized losses[2]	(563,501)

Total	$(1,291,988)

[1]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.
[2]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2013, the Fund utilized $39,766 of its capital loss carryforward.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	15

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,415,538	$97,015,571	5,419,465	$57,431,644
Shares issued to shareholders in reinvestment of dividends and distributions	180,850	1,880,555	114,425	1,219,007
Shares redeemed	(10,081,298)	(104,613,000)	(911,492)	(9,635,206)

Net increase (decrease)	(484,910)	$(5,716,874)	4,622,398	$49,015,445

			Period April 30, 2012[1] to December 31, 2012
Investor A
Shares sold	5,088	$53,807	16,140	$172,594
Shares issued to shareholders in reinvestment of dividends and distributions	309	3,212	99	1,061
Shares redeemed	(4,755)	(49,647)	(593)	(6,347)

Net increase	642	$7,372	15,646	$167,308

Investor C
Shares sold	15,857	$168,200	30,070	$321,558
Shares issued to shareholders in reinvestment of dividends and distributions	372	3,876	145	1,558
Shares redeemed	(13,430)	(143,402)	(4,718)	(50,719)

Net increase	2,799	$28,674	25,497	$272,397

Total Net Increase (Decrease)	(481,469)	$(5,680,828)	4,663,541	$49,455,150

[1]	Commencement of operations.

At December 31, 2013, 1,937 Investor A Shares and 1,924 Investor C Shares of the Fund were owned by affiliates.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	BlackRock CoreAlpha Bond Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock CoreAlpha Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the fiscal year ended December 31, 2013.

January — December 2013
Qualified Dividend Income for Individuals[1]	0.473%

Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	0.473%

Interest-Related Dividends for Non-US Residents[2]	74.80%

Federal Obligation Interest[3]	1.91%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $0.004532 per share to shareholders of record on December 10, 2013.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	17

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of December 31, 2013

Portfolio Composition	Percent of Long-Term Investments

US Government Sponsored Agency Securities	42%
Corporate Bonds	25
US Treasury Obligations	13
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	7
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	66%
AA/Aa	5
A	16
BBB/Baa	11
BB/Ba	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

18	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Access Group, Inc., Class A2 (a):
Series 2005-1, 0.36%, 3/23/20	USD	2,534	$2,527,233
Series 2005-A, 0.46%, 4/27/26		2,215	2,209,844
ACE Securities Corp. Home Equity Loan Trust (a):
Series 2005-AG1, Class A2D, 0.52%, 8/25/35		2,257	2,116,080
Series 2005-HE2, Class M3, 0.88%, 4/25/35		3,120	3,089,293
American Express Credit Account Master Trust, Series 2005-2, Class C, 0.65%, 10/16/17 (a)(b)		700	699,063
AmeriCredit Automobile Receivables Trust:
Series 2010-1, Class C, 5.19%, 8/17/15		1,358	1,372,773
Series 2010-1, Class D, 6.65%, 7/17/17		1,500	1,533,984
Series 2010-4, Class D, 4.20%, 11/08/16		2,600	2,680,265
Series 2011-1, Class C, 2.85%, 8/08/16		5,100	5,185,986
Series 2011-1, Class D, 4.26%, 2/08/17		3,895	4,049,624
Series 2011-2, Class D, 4.00%, 5/08/17		1,700	1,758,818
Series 2011-3, Class C, 2.86%, 1/09/17		1,900	1,939,153
Series 2012-1, Class D, 4.72%, 3/08/18		3,300	3,500,996
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, Series 2005-R6, Class A2, 0.36%, 8/25/35 (a)		233	230,331
Bear Stearns Asset-Backed Securities I Trust (a):
Series 2004-BO1, Class 2A1, 0.48%, 10/25/34		2,816	2,805,243
Series 2006-HE1, Class 1A3, 0.49%, 12/25/35		3,565	3,501,860
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.41%, 11/25/37 (a)		580	573,782
Carfinance Capital Auto Trust, Class A (b):
Series 2013-1A, 1.65%, 7/17/17		2,587	2,581,424
Series 2013-2A, 1.75%, 11/15/17		3,091	3,090,552
Asset-Backed Securities	Par (000)		Value
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	USD	150	149,541
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.41%, 10/25/37 (a)(b)		7,998	7,967,141
Citigroup Mortgage Loan Trust, Series 2007-WFH2, Class A2, 0.31%, 3/25/37 (a)		456	455,433
Countrywide Asset-Backed Certificates (a):
Series 2005-4, Class MV1, 0.62%, 10/25/35		994	992,826
Series 2005-8, Class M1, 0.63%, 12/25/35		3,449	3,393,619
Series 2005-14, Class 3A2, 0.40%, 4/25/36		434	432,969
Series 2006-25, Class 2A2, 0.28%, 6/25/47		118	118,299
CPS Auto Receivables Trust,
Series 2011-B, Class B, 5.68%, 9/17/18 (b)		1,343	1,395,961
Credit Suisse Mortgage Capital Certificates, Series 2006-CF3, Class A1, 0.43%, 10/25/36 (a)(b)		2,284	2,236,038
DT Auto Owner Trust, Series 2012-2A (b):
Class C, 2.72%, 4/17/17		2,300	2,318,598
Class D, 4.35%, 3/15/19		3,400	3,505,805
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1, 1.16%, 5/26/37 (a)(b)		20	19,656
Exeter Automobile Receivables Trust, Series 2013-1A, Class A, 1.29%, 10/16/17 (b)		3,210	3,215,868
First Franklin Mortgage Loan Trust (a):
Series 2004-FF10, Class A3, 1.24%, 9/25/34		58	58,228
Series 2005-FF2, Class M2, 0.82%, 3/25/35		1,269	1,263,146
Series 2005-FF4, Class M1, 0.59%, 5/25/35		3,455	3,397,922
Series 2005-FF10, Class A4, 0.48%, 11/25/35		1,238	1,169,345
First Investors Auto Owner Trust, Class A2 (b):
Series 2013-1A, 0.90%, 10/15/18		2,884	2,884,901
Series 2013-3A, 0.89%, 9/15/17		1,800	1,800,112

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	COP	Certificates of Participation	RB	Revenue Bonds
	EUR	Euro	REMICS	Real Estate Mortgage Investment Conduits
	EURIBOR	Euro Interbank Offered Rate	SEK	Swedish Krona
	GBP	British Pound	STRIPS	Separate Trading of Registered Interest and Principal Securities
	GO	General Obligation Bonds
	JPY	Japanese Yen	USD	US Dollar
	LIBOR	London Interbank Offered Rate

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Ford Credit Floorplan Master Owner Trust A, Class D:
Series 2011-1, 2.96%, 2/15/16 (b)	USD	3,000	$3,021,192
Series 2012-1, 2.26%, 1/15/16 (a)		1,070	1,070,534
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2012-T2, Class B2, 2.48%, 10/15/45		100	100,910
Series 2013-T1, Class A1, 0.90%, 1/15/44		12,200	12,200,000
Series 2013-T1, Class B1, 1.25%, 1/15/44		1,900	1,899,430
Series 2013-T2, Class A2, 1.15%, 5/16/44		5,200	5,172,960
Series 2013-T2, Class C2, 1.84%, 5/16/44		1,000	997,700
Series 2013-T2, Class D2, 2.39%, 5/16/44		750	747,225
Series 2013-T6, Class A, 1.29%, 9/15/44		3,000	2,998,200
Series 2013-T6, Class C, 1.73%, 9/15/44		900	899,190
HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 2A5, 0.00%, 3/25/36 (c)		4,500	4,075,483
Iowa Student Loan Liquidity Corp., Series 2005-1, Class A2, 0.35%, 3/25/22 (a)		8,023	8,010,379
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV4, 0.29%, 11/25/36 (a)		1,439	1,423,202
KeyCorp Student Loan Trust, Class 2A3 (a):
Series 2005-A, 0.48%, 9/28/26		2,428	2,419,870
Series 2006-A, 0.44%, 6/27/29		10,934	10,778,054
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.99%, 6/25/35 (a)		1,273	1,234,555
MASTR Asset-Backed Securities Trust, Series 2006-FRE1, Class A3, 0.34%, 12/25/35 (a)		999	994,226
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE3, Class M2, 0.68%, 7/25/35 (a)		855	845,921
The National Collegiate Student Loan Trust (a):
Series 2004-1, Class A2, 0.51%, 6/25/27		3,251	3,115,116
Series 2005-1, Class A3, 0.30%, 10/26/26		536	534,170
Series 2005-2, Class A3, 0.35%, 2/25/28		4,905	4,802,005
Series 2005-3, Class A3, 0.40%, 7/25/28		8,216	7,995,397
Series 2005-3, Class A4, 0.44%, 4/25/29		2,038	1,860,394
Series 2006-1, Class A3, 0.35%, 5/25/26		1,079	1,056,493
The National Collegiate Student Loan Trust (a) (concluded):
Series 2006-2, Class A2, 0.31%, 7/25/26	USD	10,312	$10,093,184
Series 2007-4, Class A2A3, 3.67%, 12/26/25		2,600	2,617,053
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 1.00%, 2/15/45 (b)		1,650	1,641,238
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		16,100	16,094,478
New Century Home Equity Loan Trust, Series 2005-3, Class A2D, 0.54%, 7/25/35 (a)		177	176,868
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-WF1, Class A3, 0.30%, 3/25/36 (a)		1,212	1,207,336
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (a):
Series 2004-MHQ1, Class M1, 1.21%, 12/25/34		232	232,675
Series 2004-WWF1, Class M2, 1.18%, 12/25/34		2,000	1,995,412
Series 2005-WCW3, Class A2C, 0.54%, 8/25/35		4,494	4,366,919
RAAC Trust, Series 2006-SP3, Class A2, 0.33%, 8/25/36 (a)		666	665,883
RAMP Trust (a):
Series 2005-RS6, Class M1, 0.66%, 6/25/35		3,880	3,818,065
Series 2005-RZ4, Class A2, 0.42%, 11/25/35		388	385,371
RASC Trust, Series 2005-AHL3, Class A2, 0.40%, 11/25/35 (a)		3,594	3,476,679
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class D, 3.15%, 8/15/16		1,874	1,876,164
Series 2011-WO, Class C, 3.19%, 10/15/15		13,294	13,379,599
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		1,188	1,207,536
Series 2010-3, Class C, 3.06%, 11/15/17		4,780	4,868,461
Series 2010-B, Class C, 3.02%, 10/17/16 (b)		7,065	7,117,455
Series 2011-1, Class C, 3.11%, 5/16/16		5,000	5,091,805
Series 2011-1, Class D, 4.01%, 2/15/17		14,720	15,301,234
Series 2011-3, Class B, 2.50%, 12/15/15		864	867,874
Series 2011-3, Class D, 4.23%, 5/15/17		3,900	4,073,070
Series 2011-4, Class C, 3.82%, 8/15/17		3,490	3,589,856

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Santander Drive Auto Receivables Trust: (concluded):
Series 2011-S2A, Class C, 2.86%, 6/15/17 (b)	USD	28	$27,753
Series 2011-S2A, Class D, 3.35%, 6/15/17 (b)		6	6,236
Series 2012-1, Class C, 3.78%, 11/15/17		300	310,175
Series 2012-2, Class B, 2.09%, 8/15/16		3,400	3,432,416
Series 2012-2, Class D, 3.87%, 2/15/18		2,000	2,099,250
Series 2012-3, Class B, 1.94%, 12/15/16		500	504,599
Series 2012-4, Class B, 1.83%, 3/15/17		2,800	2,826,236
Series 2012-6, Class B, 1.33%, 5/15/17		11,190	11,221,824
Series 2013-3 Class C, 1.81%, 4/15/19		2,590	2,572,714
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		2,300	2,314,904
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		4,100	4,204,997
SLC Private Student Loan Trust, Series 2009-AA, Class A, 4.75%, 6/15/33 (a)(b)		9,480	8,597,984
SLM Private Credit Student Loan Trust (a):
Series 2003-A, Class A2, 0.68%, 9/15/20		11,872	11,705,265
Series 2003-B, Class A2, 0.64%, 3/15/22		3,222	3,151,971
Series 2004-A, Class A2, 0.44%, 3/16/20		6,591	6,529,404
Series 2004-B, Class A2, 0.44%, 6/15/21		10,058	9,938,737
Series 2005-A, Class A2, 0.38%, 12/15/20		2,896	2,882,318
Series 2006-B, Class A3, 0.38%, 12/15/22		352	352,153
Series 2006-C, Class A3, 0.37%, 6/15/21		3,681	3,674,219
SLM Private Education Loan Trust (a)(b):
Series 2009-CT, Class 1A, 2.35%, 4/15/39		1,319	1,320,275
Series 2009-CT, Class 2A, 2.01%, 4/15/39		730	731,428
Series 2010-A, Class 1A, 3.20%, 5/16/44		4,401	4,570,630
Series 2011-A, Class A1, 1.16%, 10/15/24		12,135	12,171,557
Series 2011-B, Class A1, 1.01%, 12/16/24		1,571	1,573,580
Series 2011-C, Class A1, 1.56%, 12/15/23		1,774	1,786,209
Series 2012-A, Class A1, 1.56%, 8/15/25		2,832	2,859,295
Series 2012-B, Class A1, 1.26%, 12/15/21		6,638	6,668,389
SLM Private Education Loan Trust (a)(b) (concluded):
Series 2012-C, Class A1, 1.26%, 8/15/23	USD	3,322	$3,340,615
Series 2012-D, Class A1, 1.21%, 6/15/23		2,434	2,444,105
Series 2012-E, Class A1, 0.91%, 10/16/23		14,008	14,016,892
Series 2013-A, Class A1, 0.76%, 8/15/22		7,319	7,307,534
Series 2013-B, Class A1, 0.81%, 7/15/22		10,565	10,560,011
Series 2013-C, Class A1, 1.02%, 2/15/22		5,597	5,612,029
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3, 0.42%, 12/25/35 (a)		4,578	4,408,506
Terwin Mortgage Trust, Series 2006-5, Class 2A2, 0.37%, 6/25/37 (a)(b)		4,825	4,630,049
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 0.86%, 12/10/18 (a)(b)		9,690	9,707,830
Vericrest Opportunity Loan Trust XIX LLC, Series 2013-NPL5, Class A1, 3.63%, 4/25/55 (b)		2,493	2,483,765
Vericrest Opportunity Loan Trust XXI LLC, Series 2013-NPL7, Class A1, 3.63%, 11/25/53 (a)(b)		3,250	3,237,812
Westlake Automobile Receivables Trust, Series 2011-1A, Class B, 2.60%, 10/15/14 (b)		225	225,035
Total Asset-Backed Securities — 13.1%			440,627,234

Corporate Bonds
Aerospace & Defense — 0.7%
Crane Co.:
2.75%, 12/15/18		688	684,645
4.45%, 12/15/23		1,550	1,532,077
Eaton Corp., 0.95%, 11/02/15		3,000	3,011,220
L-3 Communications Corp.:
3.95%, 11/15/16		1,250	1,326,380
4.75%, 7/15/20		1,600	1,660,379
4.95%, 2/15/21 (d)		2,768	2,895,179
Lockheed Martin Corp.:
3.35%, 9/15/21		8,439	8,373,184
4.85%, 9/15/41 (d)		2,000	1,965,476
4.07%, 12/15/42		1,592	1,392,067
Raytheon Co., 4.70%, 12/15/41		2,100	2,037,979

			24,878,586
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40		400	410,913
Airlines — 0.1%
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27		4,400	4,477,000
Auto Components — 0.0%
Lear Corp., 4.75%, 1/15/23 (b)(d)		1,000	937,500

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Beverages — 0.5%
Bottling Group LLC, 5.13%, 1/15/19 (d)	USD	1,100	$1,242,084
Diageo Capital PLC, 0.63%, 4/29/16		2,800	2,784,611
Diageo Finance BV, 3.25%, 1/15/15		2,000	2,057,374
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		1,250	1,297,311
PepsiCo, Inc.:
7.90%, 11/01/18		2,000	2,499,960
2.75%, 3/01/23		3,400	3,146,911
4.88%, 11/01/40		1,000	999,952
3.60%, 8/13/42		2,000	1,646,214

			15,674,417
Biotechnology — 0.7%
Amgen, Inc., 2.30%, 6/15/16		3,240	3,340,528
Biogen Idec, Inc., 6.88%, 3/01/18		5,328	6,281,398
Celgene Corp.:
2.30%, 8/15/18		4,700	4,674,192
3.95%, 10/15/20		4,000	4,142,976
3.25%, 8/15/22		1,900	1,798,838
Gilead Sciences, Inc., 3.05%, 12/01/16		1,400	1,478,222

			21,716,154
Capital Markets — 2.4%
The Bank of New York Mellon Corp., 0.70%, 3/04/16		4,600	4,575,896
The Bear Stearns Cos. LLC:
5.70%, 11/15/14		800	835,617
6.40%, 10/02/17		2,500	2,901,402
Credit Suisse First Boston USA, Inc., 5.13%, 1/15/14 (d)		1,400	1,402,328
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18		3,700	4,206,671
6.15%, 4/01/18		1,500	1,720,016
2.90%, 7/19/18		4,700	4,783,068
7.50%, 2/15/19		1,200	1,461,563
6.00%, 6/15/20		3,500	4,013,019
5.75%, 1/24/22		1,400	1,575,963
3.63%, 1/22/23 (d)		11,500	11,136,059
6.75%, 10/01/37		5,350	5,952,116
6.25%, 2/01/41		3,050	3,514,820
Morgan Stanley:
2.88%, 7/28/14		3,400	3,444,016
6.00%, 4/28/15		1,400	1,491,048
1.75%, 2/25/16		3,000	3,040,275
6.25%, 8/28/17		1,500	1,716,344
5.63%, 9/23/19		10,000	11,366,860
3.75%, 2/25/23 (d)		7,500	7,297,987
4.10%, 5/22/23		2,900	2,806,478
6.38%, 7/24/42		2,700	3,162,459

			82,404,005
Chemicals — 0.7%
Ecolab, Inc., 1.00%, 8/09/15		2,900	2,909,022
LYB International Finance BV, 4.00%, 7/15/23		4,150	4,096,278
Chemicals (concluded)
LyondellBasell Industries NV:
5.00%, 4/15/19	USD	5,300	$5,886,291
6.00%, 11/15/21 (d)		7,300	8,395,818
RPM International, Inc., 6.13%, 10/15/19		2,453	2,751,030

			24,038,439
Commercial Banks — 1.6%
ANZ New Zealand International Ltd., 1.13%, 3/24/16 (b)		2,500	2,495,193
Bank of Nova Scotia:
0.95%, 3/15/16		4,200	4,205,972
1.10%, 12/13/16		5,000	5,023,975
Discover Bank, 4.20%, 8/08/23		290	286,030
Export-Import Bank of Korea, 4.00%, 1/29/21		1,446	1,483,094
Fifth Third Bancorp, 0.90%, 2/26/16		2,900	2,884,752
HSBC Bank USA NA, 5.88%, 11/01/34		1,700	1,868,875
HSBC Holdings PLC, 6.50%, 9/15/37		1,700	2,010,651
Royal Bank of Canada:
0.85%, 3/08/16		4,600	4,593,601
1.13%, 7/21/17		19,650	19,647,465
US Bancorp, 2.20%, 11/15/16		4,000	4,130,796
Wachovia Bank NA, 6.00%, 11/15/17		5,400	6,231,060

			54,861,464
Commercial Services & Supplies — 0.0%
Catholic Health Initiatives, 4.35%, 11/01/42		1,600	1,388,005
Computer Services Software & Systems — 0.0%
Perrigo Co. PLC., 2.30%, 11/08/18 (b)		550	542,865
Computers & Peripherals — 0.3%
Apple, Inc., 2.40%, 5/03/23		4,400	3,956,528
EMC Corp., 2.65%, 6/01/20		4,500	4,407,210
Hewlett-Packard Co., 4.75%, 6/02/14		2,900	2,946,438

			11,310,176
Consumer Finance — 0.2%
Capital One Bank USA NA, 2.15%, 11/21/18		2,150	2,138,497
Caterpillar Financial Services Corp., 0.70%, 2/26/16 (d)		3,600	3,594,294

			5,732,791
Containers & Packaging — 0.1%
Packaging Corp. of America, 4.50%, 11/01/23		2,000	2,005,226
Rock-Tenn Co., 4.90%, 3/01/22		1,900	1,955,799

			3,961,025
Diversified Financial Services — 4.3%
American Express Credit Corp.:
2.75%, 9/15/15		2,600	2,690,628
2.38%, 3/24/17 (d)		3,000	3,083,634
American Honda Finance Corp., 1.13%, 10/07/16		4,635	4,653,943
Associates Corp. of North America, 6.95%, 11/01/18		964	1,146,976

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Bank of America Corp.:
4.50%, 4/01/15 (d)	USD	4,300	$4,498,557
3.70%, 9/01/15 (d)		1,000	1,045,311
3.75%, 7/12/16		2,400	2,551,481
5.49%, 3/15/19		1,500	1,660,538
5.63%, 7/01/20		4,500	5,142,209
5.70%, 1/24/22		8,000	9,054,840
3.30%, 1/11/23		11,200	10,598,190
5.88%, 2/07/42		750	857,768
BNP Paribas SA, 2.40%, 12/12/18		4,000	4,002,544
Citigroup, Inc.:
6.38%, 8/12/14		712	735,939
4.45%, 1/10/17		4,200	4,551,956
2.50%, 9/26/18		3,000	3,015,141
8.50%, 5/22/19		1,600	2,050,542
5.38%, 8/09/20		5,000	5,688,210
3.38%, 3/01/23 (d)		2,600	2,471,339
3.50%, 5/15/23 (d)		2,700	2,515,836
6.13%, 8/25/36		800	852,936
8.13%, 7/15/39		3,300	4,628,870
5.88%, 1/30/42		350	393,356
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		2,900	2,992,377
1.70%, 5/09/16		2,800	2,832,038
5.88%, 8/02/21		600	680,225
4.25%, 9/20/22		3,700	3,717,005
4.38%, 8/06/23 (d)		2,585	2,598,853
General Electric Capital Corp.:
2.25%, 11/09/15		2,000	2,061,222
4.38%, 9/16/20		4,000	4,335,156
4.63%, 1/07/21		1,600	1,744,715
6.75%, 3/15/32		500	619,153
6.88%, 1/10/39		1,000	1,285,596
IntercontinentalExchange Group, Inc., 2.50%, 10/15/18		3,000	3,022,065
Jefferies Group LLC, 5.13%, 1/20/23 (d)		940	950,778
JPMorgan Chase & Co.:
1.13%, 2/26/16 (d)		4,500	4,507,659
2.00%, 8/15/17 (d)		4,100	4,158,851
4.25%, 10/15/20		6,000	6,360,222
3.25%, 9/23/22 (d)		2,600	2,491,635
3.20%, 1/25/23 (d)		10,900	10,333,483
3.38%, 5/01/23		1,800	1,677,600
5.60%, 7/15/41		1,000	1,085,245
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	915,295
Leucadia National Corp., 5.50%, 10/18/23		3,375	3,373,032
Merrill Lynch & Co., Inc.:
6.88%, 4/25/18		3,550	4,197,406
6.11%, 1/29/37		1,300	1,402,012

			145,232,367
Diversified Telecommunication Services — 1.4%
Alltel Corp., 7.00%, 3/15/16		2,500	2,804,835
AT&T, Inc.:
2.40%, 8/15/16		1,250	1,285,433
2.38%, 11/27/18		5,565	5,569,775
3.00%, 2/15/22		5,600	5,276,062
5.35%, 9/01/40		1,231	1,217,991
5.55%, 8/15/41		5,000	5,074,300
Diversified Telecommunication Services (concluded)
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23	USD	4,250	3,978,438
Embarq Corp., 8.00%, 6/01/36		1,000	1,012,440
Verizon Communications, Inc.:
3.65%, 9/14/18		4,500	4,763,538
8.75%, 11/01/18		1,300	1,663,446
4.50%, 9/15/20		4,500	4,817,547
6.90%, 4/15/38		900	1,071,059
7.35%, 4/01/39		1,700	2,111,388
4.75%, 11/01/41		2,100	1,963,175
6.55%, 9/15/43		2,675	3,129,640

			45,739,067
Electric Utilities — 1.4%
Commonwealth Edison Co.:
4.70%, 4/15/15		1,000	1,050,293
Series 100, 5.88%, 2/01/33		3,500	3,968,986
Duke Energy Corp.:
2.15%, 11/15/16		2,100	2,152,177
5.05%, 9/15/19 (d)		2,000	2,220,326
Duke Energy Florida, Inc., 3.85%, 11/15/42		2,500	2,189,330
MidAmerican Energy Holdings Co., 5.75%, 4/01/18		6,550	7,476,779
Mississippi Power Co., 4.25%, 3/15/42		1,700	1,474,782
Nisource Finance Corp., 4.80%, 2/15/44		1,125	1,015,048
Northern States Power Co., 5.25%, 7/15/35		2,500	2,686,727
Pacific Gas & Electric Co.:
5.63%, 11/30/17		1,500	1,699,463
3.25%, 9/15/21 (d)		2,900	2,848,305
3.75%, 8/15/42		3,000	2,502,339
PacifiCorp:
5.50%, 1/15/19		1,300	1,492,903
6.25%, 10/15/37		1,000	1,192,270
Progress Energy, Inc.:
4.88%, 12/01/19		3,100	3,406,258
4.40%, 1/15/21		3,700	3,904,621
3.15%, 4/01/22 (d)		950	914,718
PSEG Power LLC, 2.45%, 11/15/18		400	394,810
The Southern Co., 4.15%, 5/15/14		900	912,004
Tampa Electric Co., 2.60%, 9/15/22		2,000	1,843,798
Xcel Energy, Inc., 0.75%, 5/09/16		3,200	3,173,014

			48,518,951
Electrical Equipment — 0.1%
Roper Industries, Inc., 2.05%, 10/01/18		3,500	3,401,380
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17		2,900	3,318,748
Food & Staples Retailing — 0.8%
CVS Caremark Corp.:
6.13%, 8/15/16		2,300	2,586,805
2.25%, 12/05/18		3,125	3,124,088
The Kroger Co.:
3.30%, 1/15/21		5,000	4,967,045
3.85%, 8/01/23		2,025	1,993,726
Wal-Mart Stores, Inc.:
1.13%, 4/11/18		4,400	4,270,200
5.63%, 4/01/40		3,500	3,953,600
5.63%, 4/15/41		3,800	4,314,801

			25,210,265

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products — 0.4%
The Hershey Co., 4.13%, 12/01/20	USD	1,550	$1,657,502
Kellogg Co.:
4.45%, 5/30/16		100	107,879
3.25%, 5/21/18		1,550	1,611,952
Mead Johnson Nutrition Co., 4.90%, 11/01/19		4,500	4,907,061
Mondelez International, Inc., 4.13%, 2/09/16		2,000	2,120,316
Unilever Capital Corp., 2.20%, 3/06/19		3,400	3,395,634

			13,800,344
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42		1,800	1,587,553
Health Care Equipment & Supplies — 0.5%
Baxter International, Inc., 1.85%, 6/15/18		1,650	1,629,362
Boston Scientific Corp., 2.65%, 10/01/18		2,000	2,013,606
Covidien International Finance SA:
4.20%, 6/15/20		1,700	1,803,865
3.20%, 6/15/22		6,600	6,364,287
2.95%, 6/15/23		4,400	4,070,282
St. Jude Medical, Inc., 3.25%, 4/15/23		2,600	2,425,756

			18,307,158
Health Care Providers & Services — 1.1%
Aetna, Inc., 2.75%, 11/15/22		3,500	3,224,029
AmerisourceBergen Corp.:
5.88%, 9/15/15 (d)		2,000	2,168,744
4.88%, 11/15/19		900	990,834
3.50%, 11/15/21		6,250	6,141,794
Cardinal Health, Inc., 1.70%, 3/15/18		2,200	2,152,942
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18 (d)		3,550	3,727,500
Express Scripts Holding Co., 3.13%, 5/15/16		3,000	3,131,139
Humana, Inc., 6.45%, 6/01/16 (d)		4,100	4,581,406
McKesson Corp., 1.40%, 3/15/18		4,500	4,323,613
UnitedHealth Group, Inc., 4.70%, 2/15/21 (d)		3,100	3,382,261
WellPoint, Inc., 5.25%, 1/15/16		2,890	3,124,737

			36,948,999
Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc., 2.60%, 5/15/18		1,200	1,181,140
McDonald’s Corp.:
6.30%, 10/15/37		1,000	1,218,587
4.88%, 7/15/40		1,600	1,633,642
3.70%, 2/15/42		1,800	1,524,443
Starbucks Corp., 0.88%, 12/05/16		2,450	2,434,572
Wyndham Worldwide Corp.:
4.25%, 3/01/22 (d)		1,550	1,512,757
3.90%, 3/01/23		1,550	1,460,047
Yum! Brands, Inc.:
4.25%, 9/15/15		2,000	2,111,578
5.30%, 9/15/19		2,241	2,498,397
6.88%, 11/15/37		542	617,131

			16,192,294
Household Durables — 0.1%
MDC Holdings, Inc., 6.00%, 1/15/43 (d)		1,108	955,947
Mohawk Industries, Inc., 3.85%, 2/01/23		1,655	1,572,250
Tupperware Brands Corp., 4.75%, 6/01/21		750	754,270

			3,282,467
Household Products — 0.0%
Kimberly-Clark Corp., 2.40%, 3/01/22	USD	1,250	$1,161,899
Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20		3,200	3,405,120
Exelon Generation Co. LLC, 5.75%, 10/01/41		500	478,935
PSEG Power LLC, 4.15%, 9/15/21		1,150	1,166,938
Southern Power Co., 5.15%, 9/15/41		1,000	978,991

			6,029,984
Industrial Conglomerates — 0.0%
General Electric Co., 4.13%, 10/09/42 (d)		1,200	1,108,630
Insurance — 0.9%
Aflac, Inc.:
8.50%, 5/15/19		1,500	1,915,802
3.63%, 6/15/23		4,000	3,871,904
American International Group, Inc.:
6.40%, 12/15/20		1,200	1,418,233
8.18%, 5/15/38 (a)		500	605,000
Berkshire Hathaway, Inc.:
1.90%, 1/31/17		2,400	2,455,238
3.00%, 2/11/23		3,500	3,305,291
Fidelity National Financial, Inc., 5.50%, 9/01/22		1,225	1,270,526
Genworth Holdings, Inc., 4.80%, 2/15/24		1,475	1,456,945
Markel Corp.:
5.35%, 6/01/21		1,300	1,411,053
3.63%, 3/30/23 (d)		1,300	1,223,561
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15		192	207,387
4.80%, 7/15/21		1,600	1,705,651
Protective Life Corp., 8.45%, 10/15/39		800	1,018,353
Prudential Financial, Inc., 4.75%, 9/17/15		3,900	4,156,004
Willis Group Holdings PLC, 4.13%, 3/15/16		2,600	2,722,028
XLIT Ltd., 5.75%, 10/01/21		1,400	1,572,018

			30,314,994
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 1.20%, 11/29/17		2,600	2,545,642
Internet Software & Services — 0.3%
Baidu, Inc., 3.25%, 8/06/18		7,000	7,075,586
eBay, Inc., 2.60%, 7/15/22		850	781,769
VeriSign, Inc., 4.63%, 5/01/23		1,325	1,265,375

			9,122,730
IT Services — 0.5%
Fiserv, Inc., 3.50%, 10/01/22		4,000	3,714,428
International Business Machines Corp.:
2.00%, 1/05/16		8,600	8,826,705
7.63%, 10/15/18		2,050	2,564,267

			15,105,400
Leisure Equipment & Products — 0.2%
Mattel, Inc.:
2.50%, 11/01/16		750	769,326
5.45%, 11/01/41		1,600	1,598,757

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Leisure Equipment & Products (concluded)
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	USD	3,654	$3,654,000

			6,022,083
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
3.25%, 11/20/14		1,600	1,633,979
3.20%, 3/01/16		2,800	2,927,386
2.40%, 2/01/19		325	321,975

			4,883,340
Machinery — 0.2%
Danaher Corp., 2.30%, 6/23/16		450	464,422
Dover Corp., 4.30%, 3/01/21		2,400	2,539,968
Ingersoll-Rand Global Holding Co., Ltd. (b):
2.88%, 1/15/19		400	394,251
5.75%, 6/15/43		1,500	1,522,458
Trinity Acquisition PLC, 6.13%, 8/15/43		1,100	1,111,991

			6,033,090
Media — 0.9%
Comcast Corp.:
5.70%, 5/15/18		2,450	2,813,222
3.13%, 7/15/22		2,550	2,433,470
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/15		3,600	3,718,678
5.15%, 3/15/42		1,500	1,347,153
DISH DBS Corp.:
7.88%, 9/01/19		2,700	3,091,500
6.75%, 6/01/21		1,200	1,272,000
NBCUniversal Enterprise, Inc., 1.97%, 4/15/19 (b)(d)		2,700	2,641,083
Scripps Networks Interactive, Inc., 2.70%, 12/15/16		2,300	2,391,223
Thomson Reuters Corp.:
0.88%, 5/23/16		1,600	1,588,741
1.30%, 2/23/17		350	348,456
Viacom, Inc.:
4.38%, 9/15/14		1,300	1,333,905
2.50%, 9/01/18		4,300	4,334,662
4.38%, 3/15/43		2,400	2,026,491
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (b)		1,225	1,225,000

			30,565,584
Metals & Mining — 0.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		2,000	1,961,838
Xstrata Canada Corp., 6.20%, 6/15/35		600	586,758
Xstrata Finance Canada Ltd., 6.00%, 11/15/41 (b)		650	629,047

			3,177,643
Multi-Utilities — 0.3%
Consolidated Edison Co. of New York, Inc., Series 12-A, 4.20%, 3/15/42		2,400	2,197,699
Multi-Utilities (concluded)
Dominion Resources, Inc.:
6.40%, 6/15/18	USD	4,050	$4,723,086
4.45%, 3/15/21		2,100	2,226,489
4.05%, 9/15/42		1,700	1,440,327
SCANA Corp., 4.13%, 2/01/22		500	485,564

			11,073,165
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21 (d)		1,200	1,244,596
7.00%, 1/15/38		600	769,250

			2,013,846
Oil, Gas & Consumable Fuels — 2.6%
BP Capital Markets PLC:
3.13%, 10/01/15		700	731,324
3.20%, 3/11/16		1,500	1,575,118
3.56%, 11/01/21		1,900	1,914,847
Buckeye Partners LP:
2.65%, 11/15/18		4,900	4,827,999
4.88%, 2/01/21		550	562,841
4.15%, 7/01/23		3,100	2,980,777
Chevron Corp.:
2.43%, 6/24/20		1,050	1,021,713
2.36%, 12/05/22		4,200	3,820,270
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18		875	855,316
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16 (d)		500	559,433
DCP Midstream Operating LP, 3.25%, 10/01/15		2,000	2,066,190
Encana Corp., 6.50%, 5/15/19		400	467,259
Energy Transfer Equity LP, 7.50%, 10/15/20		975	1,094,437
Energy Transfer Partners LP:
9.70%, 3/15/19		842	1,090,187
9.00%, 4/15/19		373	471,426
4.15%, 10/01/20		3,950	4,007,595
Enterprise Products Operating LLC:
3.20%, 2/01/16		3,000	3,129,396
5.20%, 9/01/20		500	556,188
5.75%, 3/01/35		1,500	1,586,142
5.95%, 2/01/41		900	980,148
4.45%, 2/15/43		2,100	1,854,964
Husky Energy, Inc.:
3.95%, 4/15/22		5,300	5,231,280
6.80%, 9/15/37		1,000	1,201,774
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22		4,400	4,287,624
Marathon Oil Corp., 0.90%, 11/01/15		1,300	1,301,084
Marathon Petroleum Corp., 6.50%, 3/01/41		1,074	1,224,050
Petrobras Global Finance BV, 4.38%, 5/20/23 (d)		3,200	2,850,854
Petrobras International Finance Co.:
5.38%, 1/27/21		3,100	3,076,403
6.75%, 1/27/41		500	465,216

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Petroleos Mexicanos:
5.50%, 1/21/21	USD	1,100	$1,182,500
4.88%, 1/24/22 (d)		2,600	2,671,500
6.50%, 6/02/41 (d)		4,800	5,016,000
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19		600	767,434
6.70%, 5/15/36		1,000	1,172,622
Statoil ASA, 1.95%, 11/08/18		2,840	2,815,752
Sunoco Logistics Partners Operations LP:
3.45%, 1/15/23		4,400	4,042,927
6.10%, 2/15/42		900	918,888
4.95%, 1/15/43		900	800,661
TransCanada PipeLines Ltd.:
6.50%, 8/15/18		2,850	3,354,108
3.80%, 10/01/20		4,200	4,347,559
5.00%, 10/16/43		2,200	2,167,977
Williams Partners LP, 3.80%, 2/15/15		800	826,497

			85,876,280
Paper & Forest Products — 0.1%
International Paper Co., 9.38%, 5/15/19		1,600	2,098,680
Pharmaceuticals — 1.2%
AbbVie, Inc., 1.20%, 11/06/15		1,300	1,313,213
Allergan, Inc., 1.35%, 3/15/18		2,950	2,874,716
AstraZeneca PLC:
6.45%, 9/15/37		2,500	2,985,247
4.00%, 9/18/42		3,400	2,956,905
Bristol-Myers Squibb Co., 2.00%, 8/01/22		4,600	4,071,690
Eli Lilly & Co., 5.55%, 3/15/37		1,700	1,865,792
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		4,500	4,244,157
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16		2,500	2,489,387
5.65%, 5/15/18		1,200	1,381,368
6.38%, 5/15/38		500	611,975
Johnson & Johnson, 4.38%, 12/05/33		4,000	4,026,040
Pfizer, Inc., 6.20%, 3/15/19		1,500	1,778,145
Sanofi, 1.25%, 4/10/18		2,900	2,823,481
Sanofi-Aventis SA, 2.63%, 3/29/16		2,400	2,495,650
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		2,800	2,746,296
Zoetis, Inc., 1.15%, 2/01/16		3,000	3,003,405

			41,667,467
Professional Services — 0.0%
The Dun & Bradstreet Corp., 2.88%, 11/15/15 (d)		600	615,305
Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
4.63%, 4/01/15		4,000	4,183,728
5.05%, 9/01/20		1,300	1,374,716
Real Estate Investment Trusts (REITs) (concluded)
Corrections Corp. of America:
4.13%, 4/01/20 (d)	USD	2,900	$2,842,000
4.63%, 5/01/23		2,425	2,285,563
Health Care REIT, Inc., 5.25%, 1/15/22		3,100	3,303,469
Host Hotels & Resorts LP, 3.75%, 10/15/23		525	486,770
Simon Property Group LP:
5.65%, 2/01/20		1,000	1,136,977
4.75%, 3/15/42 (d)		1,900	1,838,261

			17,451,484
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		2,000	1,862,522
5.40%, 6/01/41		2,700	2,800,483
Canadian Pacific Railway Co., 7.13%, 10/15/31		1,000	1,202,579
Norfolk Southern Corp., 5.75%, 1/15/16		2,425	2,649,337
Union Pacific Corp., 6.13%, 2/15/20		1,300	1,514,710

			10,029,631
Semiconductors & Semiconductor Equipment — 0.8%
Altera Corp., 2.50%, 11/15/18		7,900	7,833,135
Intel Corp.:
3.30%, 10/01/21		2,100	2,086,333
2.70%, 12/15/22		3,000	2,765,421
Maxim Integrated Products, Inc.:
2.50%, 11/15/18		1,220	1,209,691
3.38%, 3/15/23		2,000	1,831,114
Seagate HDD Cayman (b):
3.75%, 11/15/18		7,500	7,584,375
4.75%, 6/01/23		3,100	2,898,500

			26,208,569
Software — 0.2%
Microsoft Corp., 2.13%, 11/15/22		2,700	2,439,153
Oracle Corp.:
5.25%, 1/15/16		1,500	1,637,406
5.75%, 4/15/18		550	635,562
3.63%, 7/15/23		950	942,369
5.38%, 7/15/40		800	854,227

			6,508,717
Specialty Retail — 1.1%
Advance Auto Parts, Inc., 4.50%, 1/15/22		3,100	3,145,700
The Gap, Inc., 5.95%, 4/12/21 (d)		5,635	6,226,523
The Home Depot, Inc.:
5.88%, 12/16/36		2,500	2,884,745
5.40%, 9/15/40		2,000	2,165,170
5.95%, 4/01/41		3,300	3,831,557
L Brands, Inc.:
6.90%, 7/15/17		2,167	2,492,050
8.50%, 6/15/19		4,000	4,800,000
O’Reilly Automotive, Inc., 4.63%, 9/15/21		5,300	5,468,164

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
QVC, Inc., 4.38%, 3/15/23 (d)	USD	4,275	$3,996,877
The Sherwin-Williams Co., 3.13%, 12/15/14		3,300	3,379,322

			38,390,108
Tobacco — 1.2%
Altria Group, Inc.:
4.13%, 9/11/15		2,600	2,743,634
2.85%, 8/09/22		3,400	3,130,451
5.38%, 1/31/44		3,700	3,715,322
Lorillard Tobacco Co., 3.50%, 8/04/16 (d)		650	683,959
Philip Morris International, Inc.:
5.65%, 5/16/18		4,300	4,938,645
1.88%, 1/15/19		3,550	3,469,248
2.90%, 11/15/21		7,700	7,350,844
2.63%, 3/06/23		4,400	3,984,719
6.38%, 5/16/38		2,500	2,963,213
Reynolds American, Inc.:
1.05%, 10/30/15		2,000	2,006,360
3.25%, 11/01/22		2,300	2,119,947
4.85%, 9/15/23		2,900	2,993,687
6.15%, 9/15/43		1,000	1,079,853

			41,179,882
Wireless Telecommunication Services — 0.2%
American Tower Corp.:
4.50%, 1/15/18		2,100	2,249,652
4.70%, 3/15/22		2,900	2,898,684
Vodafone Group PLC:
2.88%, 3/16/16		1,800	1,866,749
5.63%, 2/27/17		950	1,062,750

			8,077,835
Total Corporate Bonds — 30.3%			1,021,134,921

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41		1,500	1,455,000
Colombia Government International Bond:
4.38%, 7/12/21		2,000	2,060,000
7.38%, 9/18/37 (d)		800	982,000
6.13%, 1/18/41		1,200	1,284,000
Kreditanstalt für Wiederaufbau, 2.75%, 10/01/20		7,900	7,958,460
Mexico Government International Bond:
5.13%, 1/15/20		2,900	3,213,200
6.75%, 9/27/34		2,400	2,832,000
6.05%, 1/11/40		1,300	1,413,750
Panama Government International Bond, 6.70%, 1/26/36		1,600	1,788,000
Peruvian Government International Bond, 6.55%, 3/14/37		1,100	1,265,000
South Africa Government International Bond, 5.50%, 3/09/20		2,000	2,130,000
Turkey Government International Bond, 3.25%, 3/23/23 (d)		8,800	7,238,000
Total Foreign Agency Obligations — 1.0%			33,619,410
Bay Area Toll Authority, RB, San Francisco Toll Bridge:
Series F-2, 6.26%, 4/01/49	USD	425	$509,749
Series S-1, 7.04%, 4/01/50		800	983,384
Brazos Higher Education Authority, Series 2004-I, Class A2, 0.41%, 6/27/22 (a)		1,038	1,035,158
City & County of Denver Colorado School District No. 1, COP, Refunding, Series B, 4.24%, 12/15/37		875	778,671
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50		900	1,119,600
City of Chicago Illinois Transit Authority, RB, Series B, 6.90%, 12/01/40		450	504,414
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40		150	166,446
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, Series D, 6.57%, 7/01/45		1,320	1,647,452
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Sub-Series B-1, 5.57%, 11/01/38		450	499,433
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 6/15/42		1,000	1,166,100
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery Zone, Series A, 5.73%, 6/01/40		150	170,532
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41		450	557,586
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 4/01/48		600	686,580
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 1.30%, 7/01/16		1,725	1,721,291
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40		1,200	1,339,572
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41		700	896,322
Series F, 7.41%, 1/01/40		700	932,715
New York State Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40		675	728,426
Port Authority of New York & New Jersey, RB, 164th Series, 5.65%, 11/01/40		800	872,192
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62		700	593,488

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	27

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)			Value
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39	USD	1,150		$1,490,389
7.63%, 3/01/40		1,150		1,514,067
7.60%, 11/01/40 (d)		250		330,053
State of Illinois, GO:
Build America Bonds, 7.35%, 7/01/35		650		724,347
Pension, 5.10%, 6/01/33		1,000		931,800
State of Mississippi, GO, Refunding Build America Bonds, Series F, 5.25%, 11/01/34		600		627,228
State of Oregon Department of Transportation, RB, Sub-Lien, Series A, 5.83%, 11/15/34		400		460,468
State of Texas, GO, Build America Bonds, Series A, 5.52%, 4/01/39		1,000		1,121,560
University of California, Refunding RB, Series AJ, 4.60%, 5/15/31		1,000		994,450
University of Missouri, RB, Build America Bonds, Series A, 5.79%, 11/01/41		300		347,970
Total Municipal Bonds — 0.7%				25,451,443

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.2%
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 2/25/21		318		330,785
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35		514		521,583
CSMC Trust (a)(b):
Series 2009-13R, Class 5A1, 0.94%, 1/26/35		8,327		8,231,597
Series 2010-20R, Class 7A6, 3.50%, 3/27/37		5,654		5,707,915
Series 2011-4R, Class 4A6, 4.00%, 8/27/37		2,182		2,196,328
Series 2013-8R, Class 7A1, 0.33%, 4/27/37		1,796		1,701,285
Series 2013-8R, Class 8A1, 0.41%, 5/27/37		6,644		6,294,466
GreenPoint Mortgage Funding Trust, Class A1A (a):
Series 2006-AR4, 0.26%, 9/25/46		—	(e)	20
Series 2006-AR5, 0.24%, 10/25/46		—	(e)	201
HSI Asset Securitization Corp. Trust, Series 2005-NC2, Class 2A4, 0.94%, 8/25/35 (a)		242		239,737
MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.25%, 11/25/35		68		68,200
National RMBS Trust, Series 2006-3, Class A1, 0.31%, 10/20/37 (a)(b)		3,335		3,327,214
Permanent Master Issuer PLC, Series 2011-1A, Class 1A1, 1.64%, 7/15/42 (a)(b)		4,300		4,301,105
Puma Finance Property Ltd., Series G5, Class A1, 0.38%, 2/21/38 (a)(b)		893		885,167
RALI Trust:
Series 2004-QS4, Class A7, 4.00%, 3/25/34		96		97,233
Collateralized Mortgage Obligations (concluded)
RALI Trust (concluded):
Series 2004-QS5, Class A5, 4.75%, 4/25/34		USD 894		904,057
Series 2004-QS9, Class A1, 5.00%, 6/25/19		351		352,293
Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1, 1.62%, 11/25/23 (a)		4,873		4,861,555
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 1A8, 5.75%, 4/25/36		132		131,965

				40,152,706
Commercial Mortgage-Backed Securities — 6.6%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AM, 5.45%, 9/10/47		1,520		1,626,657
Series 2006-6, Class A4, 5.36%, 10/10/45		3,580		3,854,171
Series 2007-4, Class A4, 5.75%, 2/10/51 (a)		3,810		4,207,806
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2004-6, Class A3, 4.51%, 12/10/42		34		34,395
Series 2005-6, Class A4, 5.18%, 9/10/47 (a)		2,790		2,970,055
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		2,710		2,893,624
Series 2005-PWR8, Class A4, 4.67%, 6/11/41		492		511,677
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		500		516,379
CD Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a)		2,218		2,488,665
Citigroup Commercial Mortgage Trust, Series 2010-RR2, Class CA3A, 5.31%, 12/19/39 (a)(b)		640		696,885
Commercial Mortgage Trust:
Series 2005-GG3, Class A4, 4.80%, 8/10/42 (a)		2,496		2,560,844
Series 2006-C7, Class AM, 5.78%, 6/10/46 (a)		1,870		2,009,811
Series 2007-C9, Class A4, 5.80%, 12/10/49 (a)		3,244		3,657,851
Series 2013-CR7, Class A4, 3.21%, 3/10/46		1,700		1,622,725
Series 2013-CR9, Class A4, 4.24%, 7/10/45 (a)		600		621,601
Series 2013-CR12, Class A3, 3.77%, 10/10/46		990		974,508
Series 2013-CR12, Class A4, 4.05%, 10/10/46		1,600		1,614,814
Series 2013-LC6, Class AM, 3.28%, 1/10/46		1,290		1,216,847
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class A3, 5.79%, 6/15/38 (a)		3,284		3,575,546

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Commercial Mortgage Trust (concluded):
Series 2006-C3, Class AM, 5.79%, 6/15/38 (a)	USD	638	$691,627
Series 2006-C5, Class A3, 5.31%, 12/15/39		4,485	4,857,807
Series 2007-C1, Class A3, 5.38%, 2/15/40		2,631	2,839,533
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)		2,250	2,475,009
Series 2007-C2, Class AM, 5.61%, 1/15/49 (a)		950	1,008,511
Credit Suisse First Boston Mortgage Securities Corp. (a):
Series 2004-C1, Class B, 4.86%, 1/15/37		4,410	4,408,824
Series 2005-C5, Class AJ, 5.10%, 8/15/38		4,154	4,375,317
DBRR Trust, Class A (b):
Series 2012-EZ1, 0.95%, 9/25/45		2,752	2,752,354
Series 2013-EZ2, 0.85%, 2/25/45 (a)		6,449	6,415,911
GE Capital Commercial Mortgage Corp. (a):
Series 2005-C2, Class A4, 4.98%, 5/10/43		5,725	5,958,546
Series 2005-C3, Class AJ, 5.07%, 7/10/45		700	738,315
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		904	903,170
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, 5.24%, 11/10/45 (a)		5,570	5,852,310
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.40%, 8/10/38		1,588	1,603,432
GS Mortgage Securities Trust:
Series 2012-GCJ7, Class AS, 4.09%, 5/10/45		930	940,276
Series 2013-GC14, Class A5, 4.24%, 8/10/46		1,620	1,667,597
Series 2013-GC16, Class A3, 4.24%, 11/10/46		1,580	1,619,631
GSMS Trust, Series 2009-RR1, Class GGA, 5.79%, 7/12/38 (a)(b)		1,813	1,972,469
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14 (a):
Class A4, 4.13%, 8/15/46		1,400	1,433,673
Class AS, 4.41%, 8/15/46		760	778,335
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-CB8, Class A4, 4.40%, 1/12/39		561	561,181
Series 2004-CB9, Class A4, 5.58%, 6/12/41 (a)		4,267	4,340,830
Series 2005-CB11, Class A4, 5.34%, 8/12/37 (a)		3,569	3,711,189
Series 2005-CB13, Class AM, 5.28%, 1/12/43 (a)		2,060	2,194,098
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (concluded):
Series 2005-LDP3, Class AJ, 5.00%, 8/15/42 (a)	USD	7,383	7,700,262
Series 2005-LDP5, Class AM, 5.24%, 12/15/44 (a)		5,070	5,467,305
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		1,750	1,879,069
Series 2006-CB16, Class A4, 5.55%, 5/12/45		856	930,114
Series 2006-LDP8, Class AM, 5.44%, 5/15/45		1,984	2,176,527
Series 2011-C5, Class A3, 4.17%, 8/15/46		1,100	1,155,148
Series 2012-CBX, Class AS, 4.27%, 6/15/45		1,110	1,140,255
LB Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.88%, 7/15/44 (a)		2,059	2,305,967
LB-UBS Commercial Mortgage Trust:
Series 2004-C6, Class C, 5.11%, 8/15/36 (a)		600	614,269
Series 2005-C3, Class AM, 4.79%, 7/15/40		6,770	7,095,109
Series 2006-C1, Class AM, 5.22%, 2/15/31 (a)		740	795,174
Series 2006-C7, Class A2, 5.30%, 11/15/38		3,097	3,211,186
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,000	1,080,039
Series 2007-C1, Class A4, 5.42%, 2/15/40		4,320	4,760,873
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)		1,800	1,899,445
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		3,007	3,334,477
Monty Parent Issuer 1 LLC, Series 2013-LTR1, Class B, 4.25%, 10/20/15 (b)		3,656	3,654,838
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.08%, 7/15/46 (a)		1,560	1,594,986
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class A5, 4.70%, 7/15/56		1,963	2,008,315
Series 2005-IQ10, Class AJ, 5.22%, 9/15/42 (a)		1,200	1,258,771
Series 2006-HQ8, Class A4, 5.42%, 3/12/44 (a)		4,500	4,804,537
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)		1,355	1,444,633
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (a)		2,961	3,236,589
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		3,680	4,114,008
Series 2007-T25, Class A3, 5.51%, 11/12/49 (a)		3,650	4,033,754
Series 2007-T27, Class A4, 5.65%, 6/11/42 (a)		5,450	6,123,249

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	29

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Capital I Trust (concluded):
Series 2007-T27, Class AM, 5.65%, 6/11/42 (a)	USD	2,080	$2,307,007
Series 2012-C4, Class A4, 3.24%, 3/15/45		2,220	2,166,429
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46		1,880	1,798,308
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C19, Class A6, 4.70%, 5/15/44		2,008	2,090,491
Series 2005-C19, Class B, 4.89%, 5/15/44		3,186	3,291,954
Series 2005-C20, Class A7, 5.12%, 7/15/42 (a)		3,199	3,370,761
Series 2005-C20, Class AJ, 5.16%, 7/15/42 (a)		4,110	4,330,164
Series 2005-C20, Class AMFX, 5.18%, 7/15/42 (a)		3,630	3,852,207
Series 2006-C23, Class A4, 5.42%, 1/15/45 (a)		179	190,705
Series 2006-C27, Class A3, 5.77%, 7/15/45 (a)		4,937	5,302,293
Series 2006-C28, Class AM, 5.60%, 10/15/48 (a)		2,430	2,608,481
Series 2007-C34, Class A3, 5.68%, 5/15/46		3,720	4,139,850
Wachovia Commercial Mortgage Trust Pass-Through Certificates, Series 2004-C10, Class B, 4.81%, 2/15/41		1,558	1,557,800
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class A3, 2.88%, 12/15/45		1,870	1,746,356
Series 2013-C15, Class A4, 4.15%, 8/15/46 (a)		1,580	1,616,176
Series 2013-C18, Class A5, 4.16%, 12/15/46 (a)		1,880	1,920,758

			221,863,445
Total Non-Agency Mortgage-Backed Securities — 7.8%			262,016,151

US Government Sponsored Agency Securities
Agency Obligations — 3.5%
Fannie Mae:
0.00%, 6/01/17—5/15/30 (c)		16,000	13,592,449
0.50%, 3/30/16		15,000	14,983,875
0.88%, 5/21/18		49,708	48,083,145
2.32%, 8/01/33 (a)		1,867	1,982,437
Fannie Mae Principal STRIPS, Series 1P, 0.00%, 2/01/19 (c)		2,000	1,740,692
Federal Farm Credit Banks:
1.69%, 4/09/20		8,000	7,504,960
2.00%, 4/04/22		2,977	2,698,775
Federal Home Loan Bank:
2.88%, 9/11/20		3,805	3,845,592
3.38%, 6/12/20—12/08/23		7,800	7,952,268
4.00%, 9/01/28		1,625	1,569,466
Agency Obligations (concluded)
FICO STRIPS, Series 12, 0.00%, 12/06/16 (c)	USD	3,000	2,908,194
Freddie Mac, 0.88%, 10/14/16—3/07/18 (d)		6,136	5,961,335
Sallie Mae, Inc., 0.00%, 10/03/22 (c)		5,700	4,114,990
Tennessee Valley Authority:
3.50%, 12/15/42		250	197,091
5.88%, 4/01/36		1,125	1,303,227

			118,438,496
Collateralized Mortgage Obligations — 0.3%
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.38%, 6/25/37		3,358	3,350,443
Series 2010-89, Class CF, 0.61%, 2/25/38		2,553	2,539,489
Series 2010-35, Class EF, 0.71%, 4/25/40		2,444	2,454,063
Freddie Mac REMICS (a):
Series 3667, Class FW, 0.72%, 2/15/38		1,512	1,517,332
Series 3807, Class FN, 0.67%, 2/15/41		1,529	1,535,500

			11,396,827
Mortgage-Backed Securities — 46.0%
Fannie Mae Mortgage-Backed Securities:
1.94%, 4/01/43 (a)		878	890,654
1.97%, 5/01/43 (a)		1,357	1,378,577
2.09%, 6/01/43 (a)		1,470	1,462,296
2.26%, 1/01/36 (a)		950	1,005,120
2.32%, 1/01/35 (a)		1,190	1,254,256
2.35%, 5/01/33 (a)		2,286	2,418,242
2.44%, 2/01/42 (a)		32	33,779
2.50%, 9/01/28—1/01/44 (f)		39,491	38,801,823
2.75%, 1/01/42 (a)		753	773,691
2.78%, 8/01/41 (a)		2,239	2,336,839
3.00%, 1/01/27—1/01/44 (f)		131,587	127,137,873
3.31%, 9/01/41 (a)		1,113	1,159,802
3.34%, 4/01/40 (a)		279	292,869
3.50%, 2/01/26—1/01/44 (f)		109,162	109,700,218
3.62%, 5/01/40 (a)		1,758	1,867,053
4.00%, 8/01/25—1/01/44 (f)		303,345	313,011,746
4.50%, 10/01/24—1/01/44 (f)		218,518	231,805,184
5.00%, 1/01/18—1/01/44 (f)		108,488	117,914,930
5.50%, 9/01/19—1/01/44 (f)		25,468	28,009,640
6.00%, 11/01/22—8/01/38		23,009	25,764,351
6.50%, 12/01/30—12/01/32		9,582	10,792,379
Freddie Mac Mortgage-Backed Securities:
1.80%, 6/01/43 (a)		434	437,479
2.21%, 10/01/33 (a)		1,171	1,237,705
2.48%, 5/01/43 (a)		1,023	1,001,323
2.50%, 1/01/29—4/01/43 (f)		23,969	23,669,061
2.51%, 11/01/36—8/01/43 (a)		2,766	2,881,002
2.62%, 1/01/42 (a)		23	23,627
3.00%, 3/01/27—1/01/44 (f)		59,819	57,862,351
3.26%, 8/01/41 (a)		1,367	1,441,376
3.34%, 7/01/41 (a)		874	912,414
3.40%, 2/01/40 (a)		1,524	1,599,633

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
3.50%, 12/01/25—1/01/44 (f)	USD	51,568	$51,689,184
4.00%, 3/01/26—1/01/44 (f)		40,874	42,260,407
4.50%, 8/01/20—1/01/44 (f)		46,227	49,033,612
5.00%, 10/01/20—1/01/44 (f)		24,981	26,920,080
5.50%, 12/01/27—8/01/38		9,727	10,620,670
6.00%, 12/01/28—1/01/38		7,908	8,795,221
6.50%, 5/01/21—1/01/36		2,902	3,280,986
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43—1/01/44 (f)		34,844	33,660,915
3.50%, 1/15/41—1/01/44 (f)		59,484	60,096,323
4.00%, 9/15/40—1/01/44 (f)		40,410	42,115,421
4.50%, 3/15/39—1/01/44 (f)		62,062	66,427,722
5.00%, 9/15/39—5/20/41		28,960	31,897,121
5.50%, 6/15/34—7/20/40		10,158	11,234,145
6.00%, 9/20/38—10/20/38		3,573	4,022,817

			1,550,931,917
Total US Government Sponsored Agency Securities — 49.8%			1,680,767,240

US Treasury Obligations
US Treasury Bonds (d):
6.38%, 8/15/27 (g)		24,068	31,957,779
6.25%, 5/15/30		26,586	35,512,807
5.00%, 5/15/37		21,563	25,659,970
4.38%, 5/15/40 (g)		11,922	12,950,272
3.88%, 8/15/40		15,149	15,153,726
4.38%, 5/15/41		1	1,085
US Treasury Inflation Indexed Bond, 0.63%, 2/15/43		10,361	7,966,837
US Treasury Inflation Indexed Note, 0.38%, 7/15/23 (d)		66,596	64,228,945
US Treasury Notes (d):
0.25%, 6/30/14		21,258	21,274,602
2.63%, 7/31/14		33,150	33,631,703
2.63%, 12/31/14		48,363	49,538,076
0.88%, 4/30/17		48,051	47,908,337
1.00%, 8/31/19		143,993	136,174,612
1.13%, 3/31/20		51,137	47,916,954
Total US Treasury Obligations — 15.7%			529,875,705

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(d)(h)		1,264	1,147,080
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., Series Q, 5.15% (a)(h)		1,825	1,637,937
Insurance — 0.1%
The Chubb Corp.,
6.00%, 5/11/37		800	934,524
6.38%, 3/29/67 (a)		2,550	2,760,375

			3,694,899
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(h)	USD	2,200	$2,178,000
Total Capital Trusts — 0.3%			8,657,916

Preferred Stocks — 0.1%	Shares
Diversified Telecommunication Services — 0.1%
Qwest Corp., 7.38%		196,000	4,533,480
Total Preferred Securities — 0.4%			13,191,396
Total Long-Term Investments (Cost — $4,028,449,604) — 118.8%			4,006,683,500

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (i)(j)(k)		538,812,448	538,812,448
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (i)(j)(k)		68,186,051	68,186,051
Total Short-Term Securities (Cost — $606,998,499) — 18.0%			606,998,499
Options Purchased (Cost — $214,444) — 0.0%			20,350
Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,635,662,547*) — 136.8%			4,613,702,349

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/44	USD	89,300	(84,890,812)
3.50%, 1/01/44		6,380	(6,345,109)
4.00%, 1/01/44		82,400	(84,923,500)
4.50%, 1/01/44		111,500	(118,259,688)
5.00%, 1/01/44		87,100	(94,666,813)
6.00%, 1/01/44		13,000	(14,434,062)
Freddie Mac Mortgage-Backed Securities, 4.50%, 1/01/44		6,400	(6,771,750)
Ginnie Mae Mortgage-Backed Securities:
4.50%, 1/01/44		17,000	(18,175,397)
5.00%, 1/01/44		8,000	(8,672,500)
Total TBA Sale Commitments (Proceeds — $438,193,195) — (13.0)%			(437,139,631)
Options Written (Premiums Received — $162,031) — (0.0)%			(12,719)
Total Investments, Net of TBA Sale Commitments and Options Written — 123.8%			4,176,549,999
Liabilities in Excess of Other Assets — (23.8)%			(803,403,038)

Net Assets — 100.0%			$3,373,146,961

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	31

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,635,925,927

Gross unrealized appreciation	$44,847,956
Gross unrealized depreciation	(67,071,534)

Net unrealized depreciation	$(22,223,578)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Security, or a portion of security, is on loan.

(e)	Amount is less than $500.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,092,438	$84,775
BNP Paribas Securities Corp.	$19,524,250	$(42,840)
Citigroup Global Markets, Inc.	$40,798,534	$(34,134)
Credit Suisse Securities (USA) LLC	$80,265,431	$(177,375)
Deutsche Bank Securities Inc.	$43,572,097	$(73,276)
Goldman Sachs & Co.	$127,688,613	$(276,500)
Jefferies LLC	$4,753,125	$(8,739)
J.P. Morgan Securities LLC	$(52,938,522)	$(94,059)
Merrill Lynch, Pierce, Fenner & Smith Inc.	$25,580,138	$(24,164)
Morgan Stanley & Co. LLC	$27,380,294	$(146,807)
Nomura Securities International, Inc.	$98,179,094	$(40,764)
RBC Capital Markets LLC	$(7,925,938)	$8,363
RBS Securities Inc.	$14,288,297	$(58,737)
Wells Fargo Securities, LLC	$16,070,172	$(51,053)

(g)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	598,803,477	(59,991,029)	538,812,448	$773,827
BlackRock Cash Funds: Prime, SL Agency Shares	116,380,753	(48,194,702)	68,186,051	$89,501

(j)	Represents the current yield as of report date.

(k)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1,401	2-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	307,957,312	$(614,465)
1,331	5-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	158,804,938	(988,509)
167	10-Year Australian T-Bond	Sydney Futures Exchange	March 2014	USD	17,097,937	111,142
559	Euro-Bund Future	Eurex	March 2014	USD	107,023,950	(700,544)
714	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	March 2014	USD	97,282,500	(1,740,920)
(778)	10-Year Canada Bond Future	Montreal	March 2014	USD	92,825,342	927,610
(101)	10-Year Japan Bond	Tokyo Stock Exchange	March 2014	USD	137,454,373	448,760
(1,716)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	USD	211,148,438	487,057
(409)	UK Long Gilt Bond	NYSE Liffe	March 2014	USD	72,171,331	620,760
(110)	US Long Bond	Chicago Board of Trade	March 2014	USD	14,114,375	103,332
Total						$(1,345,777)

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	19,208,700	USD	31,099,462	Barclays Bank PLC	1/02/14	$709,183
USD	30,842,584	GBP	19,208,700	BNP Paribas S.A.	1/02/14	(966,061)
AUD	5,358,000	USD	4,745,538	Citibank N.A.	3/12/14	17,263
AUD	1,144,000	USD	1,017,165	Deutsche Bank AG	3/12/14	(247)
AUD	5,355,000	USD	4,737,569	Deutsche Bank AG	3/12/14	22,566
AUD	1,634,000	USD	1,481,661	Royal Bank of Canada	3/12/14	(29,175)
AUD	10,682,000	USD	9,514,340	UBS AG	3/12/14	(18,961)
AUD	27,975,000	USD	25,440,045	Westpac Banking Corp.	3/12/14	(572,678)
AUD	22,795,000	USD	20,729,431	Westpac Banking Corp.	3/12/14	(466,638)
CAD	16,652,000	USD	15,502,317	Citibank N.A.	3/12/14	147,470
CAD	516,000	USD	483,732	HSBC Bank PLC	3/12/14	1,212
CAD	25,556,000	USD	24,033,366	Royal Bank of Canada	3/12/14	(15,472)
CAD	5,027,000	USD	4,731,388	Royal Bank of Canada	3/12/14	(6,941)
EUR	6,843,000	USD	9,388,623	BNP Paribas S.A.	3/12/14	25,082
EUR	13,645,000	USD	18,720,995	BNP Paribas S.A.	3/12/14	50,014
EUR	24,428,000	USD	33,634,644	Credit Suisse International	3/12/14	(29,793)
EUR	11,002,000	USD	15,148,533	Credit Suisse International	3/12/14	(13,418)
EUR	6,881,000	USD	9,449,436	JPMorgan Chase Bank N.A.	3/12/14	16,544
GBP	1,075,000	USD	1,762,645	Barclays Bank PLC	3/12/14	16,648
GBP	7,231,000	USD	11,801,990	Barclays Bank PLC	3/12/14	166,448
GBP	7,715,000	USD	12,607,159	Barclays Bank PLC	3/12/14	162,375
GBP	2,744,000	USD	4,532,594	Barclays Bank PLC	3/12/14	9,156
GBP	7,719,000	USD	12,618,357	BNP Paribas S.A.	3/12/14	157,797
GBP	1,133,000	USD	1,854,564	Citibank N.A.	3/12/14	20,729
GBP	5,732,000	USD	9,489,502	HSBC Bank PLC	3/12/14	(2,144)
GBP	278,000	USD	455,768	Royal Bank of Scotland PLC	3/12/14	4,366
GBP	20,435,000	USD	33,570,414	Royal Bank of Scotland PLC	3/12/14	252,713
GBP	5,788,000	USD	9,458,865	State Street Bank and Trust Co.	3/12/14	121,181
JPY	191,400,000	USD	1,862,991	Barclays Bank PLC	3/12/14	(44,919)
JPY	729,850,000	USD	7,093,981	BNP Paribas S.A.	3/12/14	(161,272)
JPY	145,550,000	USD	1,412,553	Citibank N.A.	3/12/14	(30,001)
JPY	729,850,000	USD	7,096,843	Credit Suisse International	3/12/14	(164,135)
JPY	145,550,000	USD	1,415,425	Deutsche Bank AG	3/12/14	(32,873)
JPY	195,100,000	USD	1,904,230	Goldman Sachs International	3/12/14	(51,012)
JPY	238,500,000	USD	2,327,826	Goldman Sachs International	3/12/14	(62,359)
JPY	3,063,900,000	USD	29,833,496	UBS AG	3/12/14	(730,084)
NOK	12,044,000	USD	1,962,778	Barclays Bank PLC	3/12/14	17,909
NOK	75,232,000	USD	12,218,896	Credit Suisse International	3/12/14	153,331
NZD	1,735,000	USD	1,410,277	Goldman Sachs International	3/12/14	9,916
NZD	4,680,000	USD	3,824,730	HSBC Bank PLC	3/12/14	6,108

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	33

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	4,645,000	USD	3,807,572	Westpac Banking Corp.	3/12/14	$(5,383)
NZD	2,280,000	USD	1,880,608	Westpac Banking Corp.	3/12/14	(14,302)
NZD	567,000	USD	468,743	Westpac Banking Corp.	3/12/14	(4,622)
SEK	21,810,000	USD	3,302,794	Bank of America N.A.	3/12/14	84,158
SEK	21,812,000	USD	3,334,679	BNP Paribas S.A.	3/12/14	52,583
SEK	103,567,000	USD	15,767,969	Credit Suisse International	3/12/14	315,317
SEK	18,714,000	USD	2,847,201	HSBC Bank PLC	3/12/14	58,962
USD	2,776,823	AUD	3,126,000	Citibank N.A.	3/12/14	(1,922)
USD	5,268,501	AUD	5,931,000	Citibank N.A.	3/12/14	(3,647)
USD	11,595,284	AUD	13,045,750	Credit Suisse International	3/12/14	(1,265)
USD	7,081,143	AUD	7,966,931	Credit Suisse International	3/12/14	(772)
USD	904,896	AUD	1,022,000	Deutsche Bank AG	3/12/14	(3,574)
USD	5,947,727	AUD	6,689,250	Royal Bank of Canada	3/12/14	1,559
USD	3,632,227	AUD	4,085,069	Royal Bank of Canada	3/12/14	952
USD	31,195,300	CAD	33,095,000	Citibank N.A.	3/12/14	92,146
USD	1,871,226	CAD	2,010,000	Citibank N.A.	3/12/14	(17,801)
USD	1,418,153	CAD	1,508,000	Royal Bank of Canada	3/12/14	913
USD	5,690,257	CAD	6,069,000	Royal Bank of Canada	3/12/14	(13,476)
USD	34,172,815	EUR	24,797,500	BNP Paribas S.A.	3/12/14	59,654
USD	34,173,504	EUR	24,798,000	BNP Paribas S.A.	3/12/14	59,655
USD	9,394,337	EUR	6,817,000	Citibank N.A.	3/12/14	16,399
USD	4,924,554	EUR	3,570,000	Credit Suisse International	3/12/14	13,415
USD	2,372,614	EUR	1,720,000	Credit Suisse International	3/12/14	6,463
USD	9,364,336	EUR	6,810,000	Deutsche Bank AG	3/12/14	(3,973)
USD	9,436,906	EUR	6,881,000	Deutsche Bank AG	3/12/14	(29,075)
USD	4,823,657	EUR	3,539,000	Deutsche Bank AG	3/12/14	(44,837)
USD	9,177,959	EUR	6,661,000	Deutsche Bank AG	3/12/14	14,625
USD	9,440,196	EUR	6,864,000	HSBC Bank PLC	3/12/14	(2,398)
USD	9,450,084	EUR	6,877,000	HSBC Bank PLC	3/12/14	(10,394)
USD	9,435,743	EUR	6,899,000	HSBC Bank PLC	3/12/14	(55,000)
USD	9,372,269	EUR	6,810,000	Royal Bank of Canada	3/12/14	3,961
USD	2,814,340	EUR	2,058,000	Royal Bank of Scotland PLC	3/12/14	(16,788)
USD	24,323,753	GBP	14,903,000	Barclays Bank PLC	3/12/14	(343,047)
USD	3,928,466	GBP	2,400,000	Citibank N.A.	3/12/14	(43,910)
USD	11,348,393	GBP	6,908,000	Royal Bank of Scotland PLC	3/12/14	(85,429)
USD	8,484,164	GBP	5,175,000	Royal Bank of Scotland PLC	3/12/14	(81,272)
USD	7,970,660	JPY	821,300,000	Citibank N.A.	3/12/14	169,285
USD	7,986,868	JPY	821,300,000	Deutsche Bank AG	3/12/14	185,493
USD	5,682,571	JPY	583,600,000	UBS AG	3/12/14	139,064
USD	17,084,827	NOK	104,601,000	Barclays Bank PLC	3/12/14	(117,259)
USD	4,271,166	NOK	26,150,000	Barclays Bank PLC	3/12/14	(29,314)
USD	3,861,770	NOK	23,777,000	Credit Suisse International	3/12/14	(48,460)
USD	1,398,410	NOK	8,617,000	HSBC Bank PLC	3/12/14	(18,693)
USD	3,337,622	NZD	4,056,000	Citibank N.A.	3/12/14	17,562
USD	466,297	NZD	567,000	Royal Bank of Canada	3/12/14	2,177
USD	2,820,455	SEK	18,434,000	JPMorgan Chase Bank N.A.	3/12/14	(42,226)
USD	25,383,636	SEK	165,903,000	JPMorgan Chase Bank N.A.	3/12/14	(380,028)
Total						$(1,434,696)

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurodollar 1-Year Mid-Curve Options	Put	USD	98.50	6/13/14	407	$20,350

See Notes to Financial Statements.

34	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurodollar 1-Year Mid-Curve Options	Put	USD	98.25	6/13/14	407	$(12,719)

•	Centrally cleared credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Series 20, Version 1	5.00%	Chicago Mercantile	6/20/18	B+	USD 16,200	$968,279
Dow Jones CDX North America High Yield Series 21, Version 1	5.00%	Chicago Mercantile	12/20/18	B+	USD 56,700	97,000
Total						$1,065,279

[1] Using S&P’s rating of the underlying securities of the index.
[2] The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.27%[3]	3-Month LIBOR	Chicago Mercantile	N/A	8/31/20	USD 22,700	$(138,800)
2.37%[4]	3-Month LIBOR	Chicago Mercantile	3/31/14[5]	2/15/21	USD 101,430	1,355,046
2.91%[4]	6-Month EURIBOR	Chicago Mercantile	3/31/14[5]	3/07/25	GBP 54,230	2,103,367
3.66%[4]	3-Month LIBOR	Chicago Mercantile	N/A	8/15/39	USD 8,360	313,719
Total						$3,633,332

[3] Master Portfolio pays the floating rate and receives the fixed rate.
[4] Master Portfolio pays the fixed rate and receives the floating rate.
[5] Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	35

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$437,389,422	$3,237,812	$440,627,234
Corporate Bonds	—	1,021,134,921	—	1,021,134,921
Foreign Agency Obligations	—	33,619,410	—	33,619,410
Municipal Bonds	—	25,451,443	—	25,451,443
Non-Agency Mortgage-Backed Securities	—	262,016,151	—	262,016,151
US Government Sponsored Agency Securities	—	1,680,767,240	—	1,680,767,240
US Treasury Obligations	—	529,875,705	—	529,875,705
Preferred Securities	$4,533,480	8,657,916	—	13,191,396
Short-Term Securities	606,998,499	—	—	606,998,499
Options Purchased:
Interest Rate Contracts	20,350	—	—	20,350
Liabilities:
Investments:
TBA Sale Commitments	—	(437,139,631)	—	(437,139,631)

Total	$611,552,329	$3,561,772,577	$3,237,812	$4,176,562,718

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,065,279	—	$1,065,279
Interest rate contracts	$2,698,661	3,772,132	—	6,470,793
Foreign currency exchange contracts	—	3,382,354	—	3,382,354
Liabilities:
Foreign currency exchange contracts	—	(4,817,050)	—	(4,817,050)
Interest rate contracts	(4,057,157)	(138,800)	—	(4,195,957)

Total	$(1,358,496)	$3,263,915	—	$1,905,419

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$286,711	—	—	$286,711
Foreign currency at value	3,764,854	—	—	3,764,854
Cash pledged for centrally cleared swaps	7,520,000	—	—	7,520,000
Liabilities:
Collateral on securities loaned at value	—	$(441,171,726)	—	(441,171,726)
Due to broker	—	(110,000)	—	(110,000)

Total	$11,571,565	$(441,281,726)	—	$(429,710,161)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

36	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

December 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $427,998,147) (cost — $4,028,664,048)	$4,006,703,850
Investments at value — affiliated (cost — $606,998,499)	606,998,499
Cash	286,711
Foreign currency at value (cost — $3,710,753)	3,764,854
Cash pledged for centrally cleared swaps	7,520,000
TBA sale commitments receivable	438,193,195
Contributions receivable from investors	59,653,246
Interest receivable	18,212,460
Unrealized appreciation on foreign currency exchange contracts	3,382,354
Variation margin receivable on centrally cleared swaps	931,618
Principal paydowns receivable	98,004
Securities lending income receivable — affiliated	58,352
Other income receivable — affiliated	61,204

Total assets	5,145,864,347

Liabilities
Collateral on securities loaned at value	441,171,726
Due to broker	110,000
Investments purchased payable	882,860,499
TBA sale commitments at value (proceeds — $438,193,195)	437,139,631
Withdrawals payable to investors	5,811,469
Unrealized depreciation on foreign currency exchange contracts	4,817,050
Investment advisory fees payable	667,937
Variation margin payable on financial futures contracts	67,431
Professional fees payable	36,339
Trustees’ fees payable	22,585
Options written at value (premiums received — $162,031)	12,719

Total liabilities	1,772,717,386

Net Assets	$3,373,146,961

Net Assets Consist of
Investors’ capital	$3,391,932,044
Net unrealized appreciation/depreciation	(18,785,083)

Net Assets	$3,373,146,961

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	37

Statement of Operations	CoreAlpha Bond Master Portfolio

Year Ended December 31, 2013

Investment Income
Interest	$73,906,166
Securities lending — affiliated — net	579,082
Dividends	361,411
Income — affiliated	284,246
Other income — affiliated	61,204

Total income	75,192,109

Expenses
Investment advisory	7,393,778
Independent Trustees	96,546
Professional	53,476
Miscellaneous	610

Total expenses	7,544,410
Less fees waived by Manager	(150,022)

Total expenses after fees waived	7,394,388

Net investment income	67,797,721

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(12,175,934)
Financial futures contracts	(14,092,028)
Options written	558,424
Swaps	16,919,783
Foreign currency transactions	3,989,562

(4,800,193)

Net change in unrealized appreciation/depreciation on:
Investments	(133,167,667)
Financial futures contracts	(1,729,479)
Options written	149,312
Swaps	2,231,449
Foreign currency translations	(2,207,740)

(134,724,125)

Total realized and unrealized loss	(139,524,318)

Net Decrease in Net Assets Resulting from Operations	$(71,726,597)

See Notes to Financial Statements.

38	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$67,797,721	$60,933,108
Net realized gain (loss)	(4,800,193)	49,324,984
Net change in unrealized appreciation/depreciation	(134,724,125)	13,288,577

Net increase (decrease) in net assets resulting from operations	(71,726,597)	123,546,669

Capital Transactions
Proceeds from contributions	1,313,533,374	4,690,973,134
Value of withdrawals	(658,300,198)	(4,387,331,971)

Net increase in net assets derived from capital transactions	655,233,176	303,641,163

Net Assets
Total increase in net assets	583,506,579	427,187,832
Beginning of year	2,789,640,382	2,362,452,550

End of year	$3,373,146,961	$2,789,640,382

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	39

Financial Highlights	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
	2013	2012	2011		2010		2009

Total Investment Return
Total investment return	(2.39)%	4.95%	8.38%		6.56%		11.67%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.27%		0.36%		0.35%

Total expenses after fees waived	0.24%	0.24%	0.26%		0.35%		0.35%

Net investment income	2.23%	2.36%	3.22%		3.19%		4.33%

Supplemental Data
Net assets, end of year (000)	$ 3,373,147	$ 2,789,640	$ 2,362,453		$ 2,150,563		$ 1,633,960

Portfolio turnover[1]	986%	2,128%	1,646%	[2]	621%	[3]	278%	[4]

[1]	Includes TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

40	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements	CoreAlpha Bond Master Portfolio

1. Organization:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	41

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The Master Portfolio’s 2011 federal tax return is currently under examination. No other income tax returns are currently under examination. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

42	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	43

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

44	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,845,571	$(2,845,571)	—
Citigroup Global Markets, Inc.	154,190,290	(154,190,290)	—
Credit Suisse Securities (USA) LLC	9,303,493	(9,303,493)	—
Deutsche Bank Securities Inc.	50,326,014	(50,326,014)	—
Goldman Sachs & Co.	41,630,215	(41,630,215)	—
Jefferies LLC	163,660	(163,660)
JP Morgan Securities LLC	12,226,905	(12,226,905)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	92,742,144	(92,742,144)	—
Morgan Stanley	57,320,395	(57,320,395)	—
RBS Securities Inc.	3,146,816	(3,146,816)	—
Wells Fargo Securities LLC	4,102,644	(4,102,644)	—

Total	$427,998,147	$(427,998,147)	—

[1]

Collateral with a value of $441,171,726 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	45

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

46	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on centrally cleared swaps[1]; Investments at value — unaffiliated[2]	$6,491,143
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,382,354
Credit contracts	Unrealized appreciation on centrally cleared swaps[1]	1,065,279

Total		$10,938,776

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on centrally cleared swaps[1]; Options written at value[2]	$4,195,957
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	4,817,050

Total		$9,013,007

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(14,092,028)
Swaps	8,281,442
Options[3]	(208,248)
Foreign currency exchange contracts:
Foreign currency transactions	3,908,263
Credit contracts:
Swaps	8,638,341

Total	$6,527,770

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(1,729,479)
Swaps	2,742,426
Options[3]	379,024
Foreign currency exchange contracts:
Foreign currency translations	(2,259,790)
Credit contracts:
Swaps	(510,977)

Total	$(1,378,796)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	7,436
Average number of contracts sold	1,262
Average notional value of contracts purchased	$1,152,594,863
Average notional value of contracts sold	$353,561,736
Options:
Average number of option contracts purchased	481
Average number of option contracts written	482
Average notional value of options contracts purchased	$302,462
Average notional value of options contracts written	$210,250
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	100
Average number of contracts — US dollars sold	97
Average US dollar amounts purchased	$457,918,804
Average US dollar amounts sold	$452,957,208
Credit default swaps:
Average number of contracts — buy protection	1
Average number of contracts — sell protection	3
Average notional value — buy protection	$34,490,000
Average notional value — sell protection	$77,675,000
Interest rate swaps:
Average number of contracts — pays fixed rate	5
Average number of contracts — receives fixed rate	1
Average notional value — pays fixed rate	$384,743,505
Average notional value — receives fixed rate	$15,233,175

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	47

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—		$67,431
Foreign currency exchange contracts	$3,382,354		4,817,050
Swaps	931,618		—
Options	20,350	[1]	12,719

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,334,322		4,897,200

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(951,968)		(80,150)

Total assets and liabilities subject to a MNA	$3,382,354		$4,817,050

[1]	Includes options purchased at value, which is included in Investments at value — unaffiliated and reported in the Schedule of Investments.

48	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The following table presents the Master Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$84,158	—	—	—	$84,158
Barclays Bank PLC	1,081,719	$(534,539)	—	—	547,180
BNP Paribas S.A.	404,785	(404,785)	—	—	—
Citibank N.A.	480,854	(97,281)	—	—	383,573
Credit Suisse International	488,526	(257,843)	—	—	230,683
Deutsche Bank AG	222,684	(114,579)	—	—	108,105
Goldman Sachs International	9,916	(9,916)	—	—	—
HSBC Bank PLC	66,282	(66,282)	—	—	—
JPMorgan Chase Bank N.A.	16,544	(16,544)	—	—	—
Royal Bank of Canada	9,562	(9,562)	—	—	—
Royal Bank of Scotland PLC	257,079	(183,489)	—	—	73,590
State Street Bank and Trust Co.	121,181	—	—	—	121,181
UBS AG	139,064	(139,064)	—	—	—

Total	$3,382,354	$(1,833,884)	—	—	$1,548,470

The following table presents the Master Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$534,539	$(534,539)	—	—	—
BNP Paribas S.A.	1,127,333	(404,785)	—	—	$722,548
Citibank N.A.	97,281	(97,281)	—	—	—
Credit Suisse International	257,843	(257,843)	—	—	—
Deutsche Bank AG	114,579	(114,579)	—	—	—
Goldman Sachs International	113,371	(9,916)	—	—	103,455
HSBC Bank PLC	88,629	(66,282)	—	—	22,347
JPMorgan Chase Bank N.A.	422,254	(16,544)	—	—	405,710
Royal Bank of Canada	65,064	(9,562)	—	—	55,502
Royal Bank of Scotland PLC	183,489	(183,489)	—	—	—
UBS AG	749,045	(139,064)	—	—	609,981
Westpac Banking Corp.	1,063,623	—	—	—	1,063,623

Total	$4,817,050	$(1,833,884)	—	—	$2,983,166

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	49

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”), both affiliates of the Manager. The Manager pays BIL and BFA, for services they provide with respect to the Master Portfolio, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to BAL.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to the Manager, as applicable, by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived by Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of the Manager, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2013, BTC received $311,611 in securities lending agent fees related to securities lending activities for the Master Portfolio.

The Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income – affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were $27,889,678,191 and $27,446,804,520, respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2013, were $4,850,464,292 and $4,756,199,351, respectively.

Transactions in options written for the year ended December 31, 2013, were as follow:

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	1,171	$278,511
Options exercised	—	—
Options expired	(98)	(25,875)
Options closed	(1,073)	(252,636)

Outstanding options, end of year	—	—

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	1,829	$707,379
Options exercised	—	—
Options expired	(1,129)	(449,738)
Options closed	(293)	(95,610)

Outstanding options, end of year	407	$162,031

50	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	51

Report of Independent Registered Public Accounting Firm	CoreAlpha Bond Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of CoreAlpha Bond Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

52	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	53

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

54	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisors BlackRock Fund Advisors San Francisco, CA 94105 BlackRock International Limited Edinburgh, EH3 8JB United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	55

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® 2025 Portfolio
➢	LifePath® 2035 Portfolio
➢	LifePath® 2045 Portfolio
➢	LifePath® 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2013	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•	All share classes of the LifePath Portfolios with target dates of 2025, 2035, 2045 and 2055 (collectively, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

Effective April 30, 2013, the LifePath Portfolios’ primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BlackRock Fund Advisors (“BFA”) believes that the Russell 1000® Index more closely reflects the LifePath Portfolios’ holdings based on its position in the glidepath.

•

For the 12-month period ended December 31, 2013, the LifePath Portfolios with target dates of 2025 and 2045 underperformed their respective custom benchmarks. In the LifePath Portfolios with target dates of 2035 and 2055, the Class K Shares outperformed their respective custom benchmarks, while all other share classes underperformed. The returns for the LifePath Portfolios include LifePath Portfolio expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets largely outperformed fixed income markets during the period. As a result, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

On the last trading day of 2012, the market rallied at the U.S. close. The timing of the rally came after Asian and European markets had already closed. As a result, when the market opened on the first trading day of 2013, there was a corresponding increase in the returns of the international benchmark indices; therefore causing a negative fair value reversal that was an impact throughout the one year period of 2013. In the shorter-dated LifePath Portfolios, the most significant detractor from relative performance was exposure to CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”). CoreAlpha Bond’s positioning in mortgage-backed securities and its sector allocation strategies were negatively impacted by high interest rate volatility following the US Federal Reserve’s initial discussion about tapering its bond-buying stimulus program in May of 2013. CoreAlpha Bond reduced risk in the months that followed. Additionally, CoreAlpha Bond’s global interest rate strategies detracted from results due to country selection.

•

Contributing positively to relative performance was the LifePath Portfolios’ investment in Active Stock Master Portfolio (“Active Stock”), which is held in larger proportions and therefore had a greater positive impact on overall results in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. During the period, Active Stock’s outperformance was driven by its allocations to the Basic Value and Large Cap Growth strategies. The Basic Value strategy performed well due to stock selection, particularly in the financials and consumer discretionary sectors, and sector allocation, with the greatest benefit coming from its significant underweights in utilities, materials and telecommunications services. In the Large Cap Growth strategy, stock selection within industrials and materials drove strong performance, as did maintaining underweights in the consumer staples and telecommunication services sectors.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•

In the latter half of the period, the LifePath Portfolios began investing in International Tilts Master Portfolio and BlackRock Emerging Markets Fund, Inc. This additional international equity exposure was offset by a reduction in passive international equity holdings such as ACWI ex-US Index Master Portfolio, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF. In addition, exposure to Active Stock was reduced in order to move the active risk from US large cap exposure to the international exposure while maintaining the LifePath Portfolios’ overall risk profile.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath Portfolios

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio will change over time according to a “glide path” as each LifePath Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Portfolio, which may be a primary source of income after retirement. As each LifePath Portfolio approaches its target date, its asset allocation will shift so that each LifePath Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Portfolio, and determine whether any changes are required to enable each LifePath Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Portfolio, reallocations of each LifePath Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Portfolio or achieve each LifePath Portfolio’s investment objective.

BLACKROCK FUNDS III	DECEMBER 31, 2013	5

LifePath® 2025 Portfolio

Investment Objective

LifePath® 2025 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	28.5%	4.4%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.9%	2.6%
1/01/11 to 12/31/11	29.8	4.6	N/A	4.8	18.9	15.2%	1.4%	3.5	20.3	1.5
1/01/12 to 12/31/12	31.9	5.0	1.0%	4.7	18.2	35.9	3.3	N/A	N/A	N/A
1/01/13 to 12/31/13	33.7	5.2	3.8	4.3	17.1	32.6	3.3	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

6	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® 2025 Portfolio

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.40%	11.84%	N/A	11.80%	N/A
Investor A	9.29	11.52	5.67%	11.50	9.80%
Investor C	8.89	10.73	9.73	10.70	10.70
Class K	9.68	11.47	N/A	11.97	N/A
Class R	9.12	11.26	N/A	11.23	N/A
LifePath 2025 Portfolio Custom Benchmark	8.71	12.45	N/A	11.94	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	3.12	N/A
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	N/A	3.56	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	11.44	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	13.39	N/A
Dow Jones — UBS Commodity Index	1.06	(9.52)	N/A	0.08	N/A
Russell 1000® Index	16.86	33.11	N/A	21.01	N/A
Russell 2000® Index	19.82	38.82	N/A	21.92	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2013	7

LifePath® 2035 Portfolio

Investment Objective

LifePath® 2035 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	16.6%	2.2%	N/A	6.8%	22.7%	N/A	N/A	6.4%	42.5%	2.8%
1/01/11 to 12/31/11	17.8	2.3	N/A	7.0	22.8	18.6%	1.2%	3.9	24.7	1.7
1/01/12 to 12/31/12	20.3	2.6	1.0%	7.2	21.1	44.1	2.7	N/A	N/A	N/A
1/01/13 to 12/31/13	22.1	2.9	3.9	6.9	21.3	40.3	2.6	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

8	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® 2035 Portfolio

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.49%	15.33%	N/A	13.67%	N/A
Investor A	11.37	15.08	9.04%	13.40	11.67%
Investor C	10.95	14.22	13.22	12.54	12.54
Class K	11.69	16.32	N/A	14.26	N/A
Class R	11.21	14.74	N/A	13.12	N/A
LifePath 2035 Portfolio Custom Benchmark	10.57	16.03	N/A	13.81	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	3.12	N/A
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	N/A	3.56	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	11.44	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	13.39	N/A
Dow Jones — UBS Commodity Index	1.06	(9.52)	N/A	0.08	N/A
Russell 1000® Index	16.86	33.11	N/A	21.01	N/A
Russell 2000® Index	19.82	38.82	N/A	21.92	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2013	9

LifePath® 2045 Portfolio

Investment Objective

LifePath® 2045 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	6.8%	N/A	8.5%	25.9%	N/A	N/A	6.8%	49.0%	3.0%
1/01/11 to 12/31/11	8.2	N/A	8.7	26.1	21.5%	1.1%	4.2	28.4	1.8
1/01/12 to 12/31/12	11.2	1.0%	9.2	25.3	51.0	2.3	N/A	N/A	N/A
1/01/13 to 12/31/13	13.5	3.9	9.1	24.8	46.7	2.0	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

10	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® 2045 Portfolio

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.21%	18.49%	N/A	15.41%	N/A
Investor A	13.09	18.17	11.97%	15.14	13.39%
Investor C	12.72	17.31	16.31	14.26	14.26
Class K	13.46	19.11	N/A	15.88	N/A
Class R	13.00	17.91	N/A	14.84	N/A
LifePath 2045 Portfolio Custom Benchmark	12.15	19.17	N/A	15.36	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	3.12	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	11.44	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	13.39	N/A
Dow Jones — UBS Commodity Index	1.06	(9.52)	N/A	0.08	N/A
Russell 1000® Index	16.86	33.11	N/A	21.01	N/A
Russell 2000® Index	19.82	38.82	N/A	21.92	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2013	11

LifePath® 2055 Portfolio

Investment Objective

LifePath® 2055 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	1.0%	N/A	9.0%	28.2%	N/A	N/A	8.1%	50.1%	3.6%
1/01/11 to 12/31/11	1.0	N/A	9.7	28.8	22.0%	2.0%	4.9	29.5	2.1
1/01/12 to 12/31/12	1.3	1.0%	11.3	28.6	54.5	3.3	N/A	N/A	N/A
1/01/13 to 12/31/13	3.1	4.1	11.5	27.8	51.7	1.8	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

12	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® 2055 Portfolio

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.77%	20.99%	N/A	16.30%	N/A
Investor A	14.61	20.71	14.37%	15.98	14.21%
Investor C	14.20	19.81	18.81	15.14	15.14
Class K	14.90	21.74	N/A	16.79	N/A
Class R	14.45	20.44	N/A	15.71	N/A
LifePath 2055 Portfolio Custom Benchmark	13.44	21.66	N/A	16.39	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	3.12	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	11.44	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	13.39	N/A
Dow Jones — UBS Commodity Index	1.06	(9.52)	N/A	0.08	N/A
Russell 1000® Index	16.86	33.11	N/A	21.01	N/A
Russell 2000® Index	19.82	38.82	N/A	21.92	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	DECEMBER 31, 2013	13

About Portfolio Performance	LifePath Portfolios

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Barclays US TIPS Index (Series L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the US Treasury. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the index is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the large cap segment of the US equity universe, representing approximately 92% of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index comprised of the 2,000 largest US companies as determined by total market capitalization.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2013, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Dow Jones-UBS Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index, Russell 1000® Index and Russell 2000® Index.

14	BLACKROCK FUNDS III	DECEMBER 31, 2013

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® 2025 Portfolio
Institutional	$1,000.00	$1,094.00	$3.96	$1,000.00	$1,021.42	$3.82	0.75%
Investor A	$1,000.00	$1,092.90	$5.28	$1,000.00	$1,020.16	$5.09	1.00%
Investor C	$1,000.00	$1,088.90	$9.27	$1,000.00	$1,016.33	$8.94	1.76%
Class K	$1,000.00	$1,096.80	$2.17	$1,000.00	$1,023.14	$2.09	0.41%
Class R	$1,000.00	$1,091.20	$6.64	$1,000.00	$1,018.85	$6.41	1.26%
LifePath® 2035 Portfolio
Institutional	$1,000.00	$1,114.90	$4.00	$1,000.00	$1,021.42	$3.82	0.75%
Investor A	$1,000.00	$1,113.70	$5.33	$1,000.00	$1,020.16	$5.09	1.00%
Investor C	$1,000.00	$1,109.50	$9.36	$1,000.00	$1,016.33	$8.94	1.76%
Class K	$1,000.00	$1,116.90	$2.13	$1,000.00	$1,023.19	$2.04	0.40%
Class R	$1,000.00	$1,112.10	$6.65	$1,000.00	$1,018.90	$6.36	1.25%
LifePath® 2045 Portfolio
Institutional	$1,000.00	$1,132.10	$3.98	$1,000.00	$1,021.48	$3.77	0.74%
Investor A	$1,000.00	$1,130.90	$5.32	$1,000.00	$1,020.21	$5.04	0.99%
Investor C	$1,000.00	$1,127.20	$9.38	$1,000.00	$1,016.38	$8.89	1.75%
Class K	$1,000.00	$1,134.60	$2.15	$1,000.00	$1,023.19	$2.04	0.40%
Class R	$1,000.00	$1,130.00	$6.66	$1,000.00	$1,018.95	$6.31	1.24%
LifePath® 2055 Portfolio
Institutional	$1,000.00	$1,147.70	$3.95	$1,000.00	$1,021.53	$3.72	0.73%
Investor A	$1,000.00	$1,146.10	$5.30	$1,000.00	$1,020.27	$4.99	0.98%
Investor C	$1,000.00	$1,142.00	$9.39	$1,000.00	$1,016.43	$8.84	1.74%
Class K	$1,000.00	$1,149.00	$2.17	$1,000.00	$1,023.19	$2.04	0.40%
Class R	$1,000.00	$1,144.50	$6.70	$1,000.00	$1,018.95	$6.31	1.24%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2013	15

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2013	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$58,646,628	$45,346,729	$25,462,096	$8,960,763
Capital shares sold receivable	330,710	63,963	96,773	26,427
Receivable from adminstrator	—	—	8,047	14,877
Withdrawals receivable from the LifePath Master Portfolio	522,056	742,610	214,511	195,859

Total assets	59,499,394	46,153,302	25,781,427	9,197,926

Liabilities
Capital shares redeemed payable	852,766	806,573	311,284	222,286
Income dividends payable	11,477	4,925	8,165	2,390
Administration fees payable	5,425	235	—	—
Capital gain distributions payable	94,437	38,210	46,804	13,162
Service and distribution fees payable	8,322	5,572	3,312	1,118
Professional fees payable	12,016	12,016	12,016	11,994

Total liabilities	984,443	867,531	381,581	250,950

Net Assets	$58,514,951	$45,285,771	$25,399,846	$8,946,976

Net Assets Consist of
Paid-in capital	$54,235,231	$41,204,674	$22,829,864	$8,000,970
Distributions in excess of net investment income	(42,475)	(28,324)	(13,330)	(3,007)
Accumulated net realized gain allocated from the LifePath Master Portfolio	746,932	646,246	413,165	144,696
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	3,575,263	3,463,175	2,170,147	804,317

Net Assets	$58,514,951	$45,285,771	$25,399,846	$8,946,976

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

December 31, 2013	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Net Asset Value
Institutional:
Net assets	$25,881,601	$22,265,964	$12,831,749	$4,546,443

Shares outstanding[2]	1,974,058	1,616,803	891,645	310,590

Net asset value	$13.11	$13.77	$14.39	$14.64

Investor A:
Net assets	$29,049,241	$21,422,882	$11,044,414	$3,951,398

Shares outstanding[2]	2,216,854	1,556,209	767,522	270,305

Net asset value	$13.10	$13.77	$14.39	$14.62

Maximum offering price per share (100/94.75 of net asset value)	$13.83	$14.53	$15.19	$15.43

Investor C:
Net assets	$1,997,471	$1,028,187	$934,870	$313,309

Shares outstanding[2]	152,996	75,113	65,554	21,594

Net asset value	$13.06	$13.69	$14.26	$14.51

Class K:
Net assets	$102,447	$94,870	$29,051	$29,555

Shares outstanding[2]	7,820	6,805	2,003	2,001

Net asset value	$13.10	$13.94	$14.50	$14.77

Class R:
Net assets	$1,484,191	$473,868	$559,762	$106,271

Shares outstanding[2]	113,177	34,377	38,928	7,271

Net asset value	$13.11	$13.78	$14.38	$14.62

[1] Cost — from the applicable LifePath Master Portfolio	$55,071,365	$41,883,554	$23,291,949	$8,156,446
2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	17

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2013	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$666,132	$680,985	$432,598	$169,463
Securities lending — affiliated — net	2,230	1,258	735	351
Income — affiliated	170	112	96	24
Other income — affiliated	270	194	97	28
Interest — affiliated	390,818	210,818	73,394	9,273
Expenses	(291,253)	(237,211)	(140,984)	(66,134)
Fees waived	178,550	150,680	95,922	51,442

Total income	946,917	806,836	461,858	164,447

Portfolio Expenses
Administration — Institutional	100,396	87,485	49,003	16,457
Administration — Investor A	107,244	81,424	38,160	12,550
Administration — Investor C	8,842	4,022	3,461	1,192
Administration — Class K	361	289	129	137
Administration — Class R	6,964	1,999	2,449	391
Service — Investor A	53,923	40,946	19,221	6,320
Service and distribution — Investor C	17,797	8,099	6,964	2,400
Service and distribution — Class R .	6,999	2,008	2,459	393
Professional	19,345	19,345	19,345	19,307
Miscellaneous	325	325	325	325

Total expenses	322,196	245,942	141,516	59,472
Less fees waived by administrator	(19,345)	(19,345)	(19,345)	(19,307)

Total expenses after fees waived	302,851	226,597	122,171	40,165

Net investment income	644,066	580,239	339,687	124,282

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps, options written and foreign currency transactions	2,052,857	2,015,545	1,201,851	453,478
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written and foreign currency translations	2,358,894	2,465,781	1,641,004	628,740

Total realized and unrealized gain	4,411,751	4,481,326	2,842,855	1,082,218

Net Increase in Net Assets Resulting from Operations	$5,055,817	$5,061,565	$3,182,542	$1,206,500

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2025 Portfolio		LifePath 2035 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$644,066	$315,771	$580,239	$243,606
Net realized gain	2,052,857	262,772	2,015,545	129,046
Net change in unrealized appreciation/depreciation	2,358,894	1,467,212	2,465,781	1,257,035

Net increase in net assets resulting from operations	5,055,817	2,045,755	5,061,565	1,629,687

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(326,646)	(136,096)	(316,781)	(105,235)
Investor A	(313,424)	(160,757)	(266,566)	(114,757)
Investor C	(10,617)	(5,950)	(7,339)	(3,003)
Class K	(1,496)	(30,293)	(1,500)	(30,232)
Class R	(14,168)	(9,096)	(4,933)	(2,781)
Net realized gain:
Institutional	(602,476)	—	(655,024)	—
Investor A	(701,166)	—	(650,724)	—
Investor C	(47,862)	—	(32,301)	—
Class K	(2,423)	—	(2,782)	—
Class R	(34,886)	—	(13,958)	—
Return of capital:
Institutional	—	—	—	(790)
Investor A	—	—	—	(862)
Investor C	—	—	—	(23)
Class K	—	—	—	(227)
Class R	—	—	—	(21)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,055,164)	(342,192)	(1,951,908)	(257,931)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	21,501,701	20,142,253	16,466,684	16,920,364

Net Assets
Total increase in net assets	24,502,354	21,845,816	19,576,341	18,292,120
Beginning of year	34,012,597	12,166,781	25,709,430	7,417,310

End of year	$58,514,951	$34,012,597	$45,285,771	$25,709,430

Distributions in excess of net investment income, end of year	$(42,475)	$(20,190)	$(28,324)	$(11,444)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2045 Portfolio		LifePath 2055 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$339,687	$119,075	$124,282	$30,246
Net realized gain (loss)	1,201,851	51,373	453,478	(4,751)
Net change in unrealized appreciation/depreciation	1,641,004	644,573	628,740	175,681

Net increase in net assets resulting from operations	3,182,542	815,021	1,206,500	201,176

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(191,221)	(67,201)	(69,370)	(14,245)
Investor A	(143,023)	(40,414)	(52,832)	(10,527)
Investor C	(7,603)	(2,621)	(2,600)	(1,373)
Class K	(506)	(9,255)	(525)	(4,435)
Class R	(6,459)	(4,033)	(1,208)	(584)
Net realized gain:
Institutional	(380,791)	—	(148,647)	(226)
Investor A	(336,834)	—	(136,279)	(220)
Investor C	(28,074)	—	(10,611)	(44)
Class K	(889)	—	(999)	(11)
Class R	(16,696)	—	(3,525)	(19)
Return of capital:
Institutional	—	(334)	—	—
Investor A	—	(201)	—	—
Investor C	—	(13)	—	—
Class K	—	(46)	—	—
Class R	—	(20)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(1,112,096)	(124,138)	(426,596)	(31,684)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	11,169,123	8,218,742	4,405,039	3,112,252

Net Assets
Total increase in net assets	13,239,569	8,909,625	5,184,943	3,281,744
Beginning of year	12,160,277	3,250,652	3,762,033	480,289

End of year	$25,399,846	$12,160,277	$8,946,976	$3,762,033

Distributions in excess of net investment income, end of year	$(13,330)	$(4,205)	$(3,007)	$(754)

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.19		$11.07		$11.21		$10.00

Net investment income[2]	0.21		0.22		0.25		0.11
Net realized and unrealized gain (loss)	1.22		1.11		(0.19)		1.63

Net increase from investment operations	1.43		1.33		0.06		1.74

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.21)		(0.20)		(0.11)
Net realized gain	(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total dividends and distributions	(0.51)		(0.21)		(0.20)		(0.53)

Net asset value, end of period	$13.11		$12.19		$11.07		$11.21

Total Investment Return[5]
Based on net asset value	11.84%		12.07%		0.49%		17.40%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.79%	[8,9]	0.86%	[9,10]	1.06%	[11,12]	24.41%	[13]

Total expenses after fees waived	0.75%	[8,9]	0.76%	[9,10]	0.74%	[11,12]	0.73%	[13]

Net investment income	1.60%	[8,9]	1.85%	[9,10]	2.25%	[11,12]	1.93%	[13]

Supplemental Data
Net assets, end of period (000)	$25,882		$15,816		$3,233		$22

Portfolio turnover of the LifePath Master Portfolio	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	21

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.19		$11.06		$11.21		$10.00

Net investment income[2]	0.18		0.18		0.21		0.09
Net realized and unrealized gain (loss)	1.22		1.12		(0.19)		1.63

Net increase from investment operations	1.40		1.30		0.02		1.72

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.17)		(0.17)		(0.09)
Net realized gain	(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total dividends and distributions	(0.49)		(0.17)		(0.17)		(0.51)

Net asset value, end of period	$13.10		$12.19		$11.06		$11.21

Total Investment Return[5]
Based on net asset value	11.52%		11.84%		0.18%		17.26%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.05%	[8,9]	1.11%	[9,10]	1.32%	[11,12]	24.68%	[13]

Total expenses after fees waived	1.00%	[8,9]	1.01%	[9,10]	0.99%	[11,12]	0.98%	[13]

Net investment income	1.37%	[8,9]	1.54%	[9,10]	1.87%	[11,12]	1.67%	[13]

Supplemental Data
Net assets, end of period (000)	$29,049		$13,981		$7,076		$22

Portfolio turnover of the LifePath Master Portfolio	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.86%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.15		$11.05		$11.21	$10.00

Net investment income[2]	0.07		0.10		0.14	0.05
Net realized and unrealized gain (loss)	1.23		1.11		(0.20)	1.63

Net increase (decrease) from investment operations	1.30		1.21		(0.06)	1.68

Dividends and distributions from:[3]
Net investment income	(0.07)		(0.11)		(0.10)	(0.05)
Net realized gain	(0.32)		(0.00)[4]		(0.00)[4]	(0.42)

Total dividends and distributions	(0.39)		(0.11)		(0.10)	(0.47)

Net asset value, end of period	$13.06		$12.15		$11.05	$11.21

Total Investment Return[5]
Based on net asset value	10.73%		10.99%		(0.54)%	16.84%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.80%	[8,9]	1.85%	[9,10]	2.10% [11,12]	25.46%	[13]

Total expenses after fees waived	1.76%	[8,9]	1.76%	[9,10]	1.75% [11,12]	1.72%	[13]

Net investment income	0.57%	[8,9]	0.87%	[9,10]	1.25% [11,12]	0.95%	[13]

Supplemental Data
Net assets, end of period (000)	$1,997		$992		$245	$22

Portfolio turnover of the LifePath Master Portfolio	30%	[14]	4%	[15]	24% [15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	23

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.22		$11.09		$11.21		$10.00

Net investment income[2]	0.20		0.26		0.26		0.13
Net realized and unrealized gain (loss)	1.20		1.11		(0.16)		1.63

Net increase from investment operations	1.40		1.37		0.10		1.76

Dividends and distributions from:[3]
Net investment income	(0.20)		(0.24)		(0.22)		(0.13)
Net realized gain	(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total dividends and distributions	(0.52)		(0.24)		(0.22)		(0.55)

Net asset value, end of period	$13.10		$12.22		$11.09		$11.21

Total Investment Return[5]
Based on net asset value	11.47%		12.44%		0.87%		17.60%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.44%	[8,9]	0.51%	[9,10]	0.71%	[11,12]	24.05%	[13]

Total expenses after fees waived	0.40%	[8,9]	0.41%	[9,10]	0.38%	[11,12]	0.38%	[13]

Net investment income	1.57%	[8,9]	2.20%	[9,10]	2.31%	[11,12]	2.29%	[13]

Supplemental Data
Net assets, end of period (000)	$102		$1,941		$1,590		$22

Portfolio turnover of the LifePath Master Portfolio	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.89%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.19		$11.09		$11.21		$10.00

Net investment income[2]	0.13		0.18		0.17		0.08
Net realized and unrealized gain (loss)	1.24		1.08		(0.17)		1.63

Net increase from investment operations	1.37		1.26		—		1.71

Dividends and distributions from:[3]
Net investment income	(0.13)		(0.16)		(0.12)		(0.08)
Net realized gain	(0.32)		(0.00)[4]		(0.00)[4]		(0.42)

Total dividends and distributions	(0.45)		(0.16)		(0.12)		(0.50)

Net asset value, end of period	$13.11		$12.19		$11.09		$11.21

Total Investment Return[5]
Based on net asset value	11.26%		11.45%		0.02%		17.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.30%	[8,9]	1.35%	[9,10]	1.57%	[11,12]	24.94%	[13]

Total expenses after fees waived	1.25%	[8,9]	1.26%	[9,10]	1.23%	[11,12]	1.23%	[13]

Net investment income	1.05%	[8,9]	1.54%	[9,10]	1.46%	[11,12]	1.43%	[13]

Supplemental Data
Net assets, end of period (000)	$1,484		$1,282		$22		$22

Portfolio turnover of the LifePath Master Portfolio	30%	[14]	4%	[15]	24%	[15]	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.91%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	25

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.51		$11.18		$11.52	$10.00

Net investment income[2]	0.24		0.24		0.24	0.11
Net realized and unrealized gain (loss)	1.67		1.30		(0.39)	1.99

Net increase (decrease) from investment operations	1.91		1.54		(0.15)	2.10

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.21)		(0.19)	(0.10)
Net realized gain	(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.65)		(0.21)		(0.19)	(0.58)

Net asset value, end of period	$13.77		$12.51		$11.18	$11.52

Total Investment Return[5]
Based on net asset value	15.33%		13.85%		(1.32)%	20.96%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.80%	[8,9]	0.89%	[9,10]	1.22% [11,12]	24.07%	[13]

Total expenses after fees waived	0.75%	[8,9]	0.75%	[9,10]	0.72% [11,12]	0.71%	[13]

Net investment income	1.78%	[8,9]	1.98%	[9,10]	2.13% [11,12]	1.88%	[13]

Supplemental Data
Net assets, end of period (000)	$22,266		$12,853		$2,033	$23

Portfolio turnover of the LifePath Master Portfolio	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.10%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.51		$11.17		$11.51	$10.00

Net investment income[2]	0.21		0.20		0.20	0.10
Net realized and unrealized gain (loss)	1.67		1.32		(0.37)	1.98

Net increase (decrease) from investment operations	1.88		1.52		(0.17)	2.08

Dividends and distributions from:[3]
Net investment income	(0.20)		(0.18)		(0.17)	(0.09)
Net realized gain	(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.62)		(0.18)		(0.17)	(0.57)

Net asset value, end of period	$13.77		$12.51		$11.17	$11.51

Total Investment Return[5]
Based on net asset value	15.08%		13.63%		(1.55)%	20.74%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.05%	[8,9]	1.14%	[9,10]	1.48% [11,12]	22.59%	[13]

Total expenses after fees waived	1.00%	[8,9]	1.00%	[9,10]	0.97% [11,12]	0.96%	[13]

Net investment income	1.55%	[8,9]	1.63%	[9,10]	1.77% [11,12]	1.71%	[13]

Supplemental Data
Net assets, end of period (000)	$21,423		$9,966		$4,121	$27

Portfolio turnover of the LifePath Master Portfolio	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.15%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	27

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.45		$11.14		$11.49	$10.00

Net investment income[2]	0.11		0.11		0.09	0.05
Net realized and unrealized gain (loss)	1.66		1.30		(0.35)	1.98

Net increase (decrease) from investment operations	1.77		1.41		(0.26)	2.03

Dividends and distributions from:[3]
Net investment income	(0.11)		(0.10)		(0.09)	(0.06)
Net realized gain	(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.53)		(0.10)		(0.09)	(0.54)

Net asset value, end of period	$13.69		$12.45		$11.14	$11.49

Total Investment Return[5]
Based on net asset value	14.22%		12.70%		(2.28)%	20.30%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.81%	[8,9]	1.89%	[9,10]	2.24% [11,12]	25.11%	[13]

Total expenses after fees waived	1.75%	[8,9]	1.75%	[9,10]	1.72% [11,12]	1.70%	[13]

Net investment income	0.81%	[8,9]	0.92%	[9,10]	0.80% [11,12]	0.89%	[13]

Supplemental Data
Net assets, end of period (000)	$1,028		$533		$190	$30

Portfolio turnover of the LifePath Master Portfolio	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.09%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.55		$11.20		$11.52	$10.00

Net investment income[2]	0.22		0.27		0.25	0.13
Net realized and unrealized gain (loss)	1.82		1.32		(0.35)	1.99

Net increase (decrease) from investment operations	2.04		1.59		(0.10)	2.12

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.24)		(0.22)	(0.12)
Net realized gain	(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.65)		(0.24)		(0.22)	(0.60)

Net asset value, end of period	$13.94		$12.55		$11.20	$11.52

Total Investment Return[5]
Based on net asset value	16.32%		14.30%		(0.94)%	21.16%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.45%	[8,9]	0.55%	[9,10]	0.87% [11,12]	23.70%	[13]

Total expenses after fees waived	0.38%	[8,9]	0.40%	[9,10]	0.36% [11,12]	0.36%	[13]

Net investment income	1.65%	[8,9]	2.26%	[9,10]	2.17% [11,12]	2.23%	[13]

Supplemental Data
Net assets, end of period (000)	$95		$1,999		$1,050	$23

Portfolio turnover of the LifePath Master Portfolio	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.57%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.20%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	29

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.52		$11.19		$11.52	$10.00

Net investment income[2]	0.17		0.21		0.15	0.08
Net realized and unrealized gain (loss)	1.67		1.28		(0.36)	1.99

Net increase (decrease) from investment operations	1.84		1.49		(0.21)	2.07

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.16)		(0.12)	(0.07)
Net realized gain	(0.42)		—		(0.00)[4]	(0.48)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.58)		(0.16)		(0.12)	(0.55)

Net asset value, end of period	$13.78		$12.52		$11.19	$11.52

Total Investment Return[5]
Based on net asset value	14.74%		13.37%		(1.85)%	20.67%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.30%	[8,9]	1.38%	[9,10]	1.72% [11,12]	24.60%	[13]

Total expenses after fees waived	1.25%	[8,9]	1.25%	[9,10]	1.21% [11,12]	1.22%	[13]

Net investment income	1.25%	[8,9]	1.71%	[9,10]	1.31% [11,12]	1.39%	[13]

Supplemental Data
Net assets, end of period (000)	$474		$359		$22	$23

Portfolio turnover of the LifePath Master Portfolio	39%	[14]	4%	[15]	21% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.43%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.55%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.19%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.74		$11.24		$11.70	$10.00

Net investment income[2]	0.27		0.25		0.23	0.10
Net realized and unrealized gain (loss)	2.07		1.47		(0.51)	2.30

Net increase (decrease) from investment operations	2.34		1.72		(0.28)	2.40

Dividends and distributions from:[3]
Net investment income	(0.25)		(0.22)		(0.18)	(0.10)
Net realized gain	(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.69)		(0.22)		(0.18)	(0.70)

Net asset value, end of period	$14.39		$12.74		$11.24	$11.70

Total Investment Return[5]
Based on net asset value	18.49%		15.34%		(2.46)%	24.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.85%	[8,9]	1.06%	[9,10]	2.00% [11,12]	23.73%	[13]

Total expenses after fees waived	0.74%	[8,9]	0.75%	[9,10]	0.70% [11,12]	0.68%	[13]

Net investment income	1.94%	[8,9]	2.04%	[9,10]	2.02% [11,12]	1.81%	[13]

Supplemental Data
Net assets, end of period (000)	$12,832		$7,066		$1,646	$23

Portfolio turnover of the LifePath Master Portfolio	38%	[14]	4%	[15]	35% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.51%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	31

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.75		$11.25		$11.70	$10.00

Net investment income[2]	0.25		0.21		0.19	0.09
Net realized and unrealized gain (loss)	2.05		1.47		(0.49)	2.29

Net increase (decrease) from investment operations	2.30		1.68		(0.30)	2.38

Dividends and distributions from:[3]
Net investment income	(0.22)		(0.18)		(0.15)	(0.08)
Net realized gain	(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.66)		(0.18)		(0.15)	(0.68)

Net asset value, end of period	$14.39		$12.75		$11.25	$11.70

Total Investment Return[5]
Based on net asset value	18.17%		15.03%		(2.61)%	23.86%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.10%	[8,9]	1.31%	[9,10]	2.20% [11,12]	24.00%	[13]

Total expenses after fees waived	0.99%	[8,9]	0.99%	[9,10]	0.95% [11,12]	0.93%	[13]

Net investment income	1.77%	[8,9]	1.75%	[9,10]	1.65% [11,12]	1.56%	[13]

Supplemental Data
Net assets, end of period (000)	$11,044		$3,512		$1,228	$23

Portfolio turnover of the LifePath Master Portfolio	38%	[14]	4%	[15]	35% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.23%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.65		$11.18		$11.67	$10.00

Net investment income[2]	0.13		0.13		0.11	0.05
Net realized and unrealized gain (loss)	2.05		1.45		(0.50)	2.28

Net increase (decrease) from investment operations	2.18		1.58		(0.39)	2.33

Dividends and distributions from:[3]
Net investment income	(0.13)		(0.11)		(0.10)	(0.06)
Net realized gain	(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.57)		(0.11)		(0.10)	(0.66)

Net asset value, end of period	$14.26		$12.65		$11.18	$11.67

Total Investment Return[5]
Based on net asset value	17.31%		14.15%		(3.37)%	23.33%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.85%	[8,9]	2.04%	[9,10]	2.99% [11,12]	24.78%	[13]

Total expenses after fees waived	1.74%	[8,9]	1.75%	[9,10]	1.70% [11,12]	1.69%	[13]

Net investment income	0.97%	[8,9]	1.07%	[9,10]	0.94% [11,12]	0.81%	[13]

Supplemental Data
Net assets, end of period (000)	$935		$463		$95	$23

Portfolio turnover of the LifePath Master Portfolio	38%	[14]	4%	[15]	35% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.51%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.81%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.41%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	33

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.77		$11.26		$11.70	$10.00

Net investment income[2]	0.21		0.30		0.24	0.12
Net realized and unrealized gain (loss)	2.21		1.46		(0.48)	2.30

Net increase (decrease) from investment operations	2.42		1.76		(0.24)	2.42

Dividends and distributions from:[3]
Net investment income	(0.25)		(0.25)		(0.20)	(0.12)
Net realized gain	(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.69)		(0.25)		(0.20)	(0.72)

Net asset value, end of period	$14.50		$12.77		$11.26	$11.70

Total Investment Return[5]
Based on net asset value	19.11%		15.72%		(2.08)%	24.22%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.49%	[8,9]	0.70%	[9,10]	1.72% [11,12]	23.37%	[13]

Total expenses after fees waived	0.38%	[8,9]	0.39%	[9,10]	0.35% [11,12]	0.33%	[13]

Net investment income	1.60%	[8,9]	2.41%	[9,10]	2.04% [11,12]	2.17%	[13]

Supplemental Data
Net assets, end of period (000)	$29		$697		$259	$23

Portfolio turnover of the LifePath Master Portfolio	38%	[14]	4%	[15]	35% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.55%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.71%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$11.24		$11.69	$10.00

Net investment income[2]	0.19		0.23		0.14	0.07
Net realized and unrealized gain (loss)	2.08		1.42		(0.48)	2.30

Net increase (decrease) from investment operations	2.27		1.65		(0.34)	2.37

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.16)		(0.11)	(0.08)
Net realized gain	(0.44)		—		(0.00)[4]	(0.60)
Return of capital	—		(0.00)[4]		—	—

Total dividends and distributions	(0.62)		(0.16)		(0.11)	(0.68)

Net asset value, end of period	$14.38		$12.73		$11.24	$11.69

Total Investment Return[5]
Based on net asset value	17.91%		14.77%		(2.93)%	23.68%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.35%	[8,9]	1.55%	[9,10]	2.57% [11,12]	24.26%	[13]

Total expenses after fees waived	1.24%	[8,9]	1.25%	[9,10]	1.19% [11,12]	1.19%	[13]

Net investment income	1.36%	[8,9]	1.84%	[9,10]	1.17% [11,12]	1.31%	[13]

Supplemental Data
Net assets, end of period (000)	$560		$423		$22	$23

Portfolio turnover of the LifePath Master Portfolio	38%	[14]	4%	[15]	35% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.52%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.71%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	35

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.74		$11.13		$11.85	$10.00

Net investment income[2]	0.30		0.27		0.23	0.10
Net realized and unrealized gain (loss)	2.36		1.56		(0.70)	2.45

Net increase (decrease) from investment operations	2.66		1.83		(0.47)	2.55

Dividends and distributions from:[3]
Net investment income	(0.26)		(0.21)		(0.16)	(0.09)
Net realized gain	(0.50)		(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.76)		(0.22)		(0.25)	(0.70)

Net asset value, end of period	$14.64		$12.74		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	20.99%		16.46%		(4.02)%	25.58%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.05%	[7,8]	2.00%	[9,10]	9.82% [11,12]	23.56%	[13]

Total expenses after fees waived	0.74%	[7,8]	0.75%	[9,10]	0.69% [11,12]	0.66%	[13]

Net investment income	2.11%	[7,8]	2.17%	[9,10]	1.94% [11,12]	1.78%	[13]

Supplemental Data
Net assets, end of period (000)	$4,546		$1,981		$164	$24

Portfolio turnover of the LifePath Master Portfolio	67%	[14]	7%	[15]	51% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.22%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 15.11%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$11.13		$11.85	$10.00

Net investment income[2]	0.28		0.23		0.16	0.09
Net realized and unrealized gain (loss)	2.34		1.56		(0.67)	2.46

Net increase (decrease) from investment operations	2.62		1.79		(0.51)	2.55

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.18)		(0.12)	(0.09)
Net realized gain	(0.50)		(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.73)		(0.19)		(0.21)	(0.70)

Net asset value, end of period	$14.62		$12.73		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	20.71%		16.09%		(4.35)%	25.50%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.30%	[7,8]	2.29%	[9,10]	8.94% [11,12]	23.83%	[13]

Total expenses after fees waived	0.99%	[7,8]	1.00%	[9,10]	0.94% [11,12]	0.91%	[13]

Net investment income	1.98%	[7,8]	1.88%	[9,10]	1.43% [11,12]	1.53%	[13]

Supplemental Data
Net assets, end of period (000)	$3,951		$1,043		$163	$24

Portfolio turnover of the LifePath Master Portfolio	67%	[14]	7%	[15]	51% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.28%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 12.56%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	37

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.64		$11.06		$11.82	$10.00

Net investment income[2]	0.15		0.13		0.10	0.04
Net realized and unrealized gain (loss)	2.35		1.56		(0.69)	2.45

Net increase (decrease) from investment operations	2.50		1.69		(0.59)	2.49

Dividends and distributions from:[3]
Net investment income	(0.13)		(0.10)		(0.08)	(0.06)
Net realized gain	(0.50)		(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.63)		(0.11)		(0.17)	(0.67)

Net asset value, end of period	$14.51		$12.64		$11.06	$11.82

Total Investment Return[4]
Based on net asset value	19.81%		15.27%		(5.01)%	24.98%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.06%	[7,8]	3.12%	[9,10]	11.00% [11,12]	24.62%	[13]

Total expenses after fees waived	1.75%	[7,8]	1.75%	[9,10]	1.69% [11,12]	1.67%	[13]

Net investment income	1.07%	[7,8]	1.05%	[9,10]	0.88% [11,12]	0.78%	[13]

Supplemental Data
Net assets, end of period (000)	$313		$231		$109	$24

Portfolio turnover of the LifePath Master Portfolio	67%	[14]	7%	[15]	51% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.42%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 14.29%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.77		$11.15		$11.86	$10.00

Net investment income[2]	0.22		0.35		0.23	0.12
Net realized and unrealized gain (loss)	2.54		1.52		(0.66)	2.46

Net increase (decrease) from investment operations	2.76		1.87		(0.43)	2.58
Dividends and distributions from:[3]

Net investment income	(0.26)		(0.24)		(0.19)	(0.11)
Net realized gain	(0.50)		(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.76)		(0.25)		(0.28)	(0.72)

Net asset value, end of period	$14.77		$12.77		$11.15	$11.86

Total Investment Return[4]
Based on net asset value	21.74%		16.83%		(3.71)%	25.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.75%	[7,8]	1.27%	[9,10]	9.68% [11,12]	23.20%	[13]

Total expenses after fees waived	0.38%	[7,8]	0.40%	[9,10]	0.33% [11,12]	0.31%	[13]

Net investment income	1.61%	[7,8]	2.80%	[9,10]	1.99% [11,12]	2.14%	[13]

Supplemental Data
Net assets, end of period (000)	$30		$448		$22	$24

Portfolio turnover of the LifePath Master Portfolio	67%	[14]	7%	[15]	51% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.95%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.71%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 16.23%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	39

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Year Ended December 31,					Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.72		$11.12		$11.84	$10.00

Net investment income[2]	0.22		0.19		0.13	0.07
Net realized and unrealized gain (loss)	2.37		1.56		(0.66)	2.46

Net increase (decrease) from investment operations	2.59		1.75		(0.53)	2.53

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.14)		(0.10)	(0.08)
Net realized gain	(0.50)		(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.69)		(0.15)		(0.19)	(0.69)

Net asset value, end of period	$14.62		$12.72		$11.12	$11.84

Total Investment Return[4]
Based on net asset value	20.44%		15.75%		(4.54)%	25.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.56%	[7,8]	2.75%	[9,10]	10.53% [11,12]	24.09%	[13]

Total expenses after fees waived	1.25%	[7,8]	1.25%	[9,10]	1.18% [11,12]	1.16%	[13]

Net investment income	1.58%	[7,8]	1.53%	[9,10]	1.14% [11,12]	1.29%	[13]

Supplemental Data
Net assets, end of period (000)	$106		$59		$22	$24

Portfolio turnover of the LifePath Master Portfolio	67%	[14]	7%	[15]	51% [15]	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.84%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.60%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 16.23%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Annualized.

[14]	Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Master Portfolios.

[15]

Excludes the LifePath Master Portfolio’s purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (99.97%, 99.97%, 99.93% and 99.81% for the LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio, respectively, as of December 31, 2013).

As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Portfolio’s financial statements.

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by each applicable LifePath Master Portfolio is discussed in Note 2 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds the LifePath Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. Consequently, if distributions in any tax year are less than the LifePath Portfolio’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Income Taxes: It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the three years ended December 31, 2013 and the period ended December 31, 2010. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS III	DECEMBER 31, 2013	41

Notes to Financial Statements (continued)	BlackRock Funds III

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2023. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath 2025 Portfolio	$663
LifePath 2035 Portfolio	$511
LifePath 2045 Portfolio	$299
LifePath 2055 Portfolio	$558

For the year ended December 31, 2013, affiliates received CDSCs relating to transactions in Investor A and Investor C Shares as follows:

	Investor A	Investor C
LifePath 2025 Portfolio	—	$75
LifePath 2035 Portfolio	—	$34
LifePath 2045 Portfolio	—	$15
LifePath 2055 Portfolio	$5	$10
Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

42	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

		LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Ordinary Income	12/31/13	$988,685	$946,846	$558,184	$212,120
	12/31/12	$338,117	$256,008	$123,524	$31,164
Long-term capital gains	12/31/13	1,066,479	1,005,062	553,912	214,476
	12/31/12	4,075	—	—	520
Return of capital	12/31/13	—	—	—	—
	12/31/12	—	1,923	614	—

Total	12/31/13	$2,055,164	$1,951,908	$1,112,096	$426,596

	12/31/12	$342,192	$257,931	$124,138	$31,684

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Undistributed ordinary income	$155,100	$157,636	$98,346	$37,866
Undistributed long-term capital gains	433,791	410,114	283,727	107,033
Net unrealized gains[1]	3,690,829	3,513,347	2,187,909	801,107

Total	$4,279,720	$4,081,097	$2,569,982	$946,006

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2013, the LifePath Portfolios listed below utilized the following amounts of their respective capital loss carryforwards:

LifePath 2035 Portfolio	$33,935
LifePath 2045 Portfolio	$22,438

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath 2025 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	910,890	$11,678,883	1,045,339	$12,568,837
Shares issued to shareholders in reinvestment of dividends and distributions	71,520	929,057	11,282	135,315
Shares redeemed	(305,527)	(3,902,687)	(51,418)	(613,325)

Net increase	676,883	$8,705,253	1,005,203	$12,090,827

Investor A
Shares sold	1,379,851	$17,654,190	646,048	$7,555,703
Shares issued to shareholders in reinvestment of dividends and distributions	78,021	1,014,304	12,936	154,187
Shares redeemed	(387,778)	(4,980,463)	(151,744)	(1,805,319)

Net increase	1,070,094	$13,688,031	507,240	$5,904,571

Investor C
Shares sold	116,081	$1,459,235	62,648	$742,048
Shares issued to shareholders in reinvestment of dividends and distributions	4,488	58,322	149	1,762
Shares redeemed	(49,266)	(624,070)	(3,317)	(39,041)

Net increase	71,303	$893,487	59,480	$704,769

BLACKROCK FUNDS III	DECEMBER 31, 2013	43

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath 2025 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	19,099	$238,039	91,635	$1,104,068
Shares issued to shareholders in reinvestment of dividends and distributions	223	2,890	2,493	29,808
Shares redeemed	(170,353)	(2,127,170)	(78,700)	(919,978)

Net increase (decrease)	(151,031)	$(1,886,241)	15,428	$213,898

Class R
Shares sold	27,356	$348,501	139,022	$1,661,296
Shares issued to shareholders in reinvestment of dividends and distributions	3,703	48,160	554	6,692
Shares redeemed	(23,003)	(295,490)	(36,457)	(439,800)

Net increase	8,056	$101,171	103,119	$1,228,188

Total Net Increase	1,675,305	$21,501,701	1,690,470	$20,142,253

LifePath 2035 Portfolio
Institutional
Shares sold	740,049	$9,845,867	876,904	$10,802,927
Shares issued to shareholders in reinvestment of dividends and distributions	71,222	971,741	8,560	105,118
Shares redeemed	(221,883)	(2,983,707)	(39,959)	(481,433)

Net increase	589,388	$7,833,901	845,505	$10,426,612

Investor A
Shares sold	1,082,238	$14,392,856	510,399	$6,061,025
Shares issued to shareholders in reinvestment of dividends and distributions	67,127	917,237	9,088	111,016
Shares redeemed	(389,781)	(5,222,768)	(91,669)	(1,110,992)

Net increase	759,584	$10,087,325	427,818	$5,061,049

Investor C
Shares sold	49,884	$658,815	32,228	$392,026
Shares issued to shareholders in reinvestment of dividends and distributions	2,819	38,417	72	866
Shares redeemed	(20,393)	(271,810)	(6,576)	(79,864)

Net increase	32,310	$425,422	25,724	$313,028

Class K
Shares sold	10,830	$140,226	76,743	$935,081
Shares issued to shareholders in reinvestment of dividends and distributions	216	2,987	2,443	29,971
Shares redeemed	(163,508)	(2,100,718)	(13,680)	(166,794)

Net increase (decrease)	(152,462)	$(1,957,505)	65,506	$798,258

Class R
Shares sold	8,771	$117,450	37,010	$450,432
Shares issued to shareholders in reinvestment of dividends and distributions	1,295	17,735	181	2,236
Shares redeemed	(4,357)	(57,644)	(10,523)	(131,251)

Net increase	5,709	$77,541	26,668	$321,417

Total Net Increase	1,234,529	$16,466,684	1,391,221	$16,920,364

LifePath 2045 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	396,631	$5,456,579	441,838	$5,521,233
Shares issued to shareholders in reinvestment of dividends and distributions	40,187	571,955	5,378	67,095
Shares redeemed	(99,645)	(1,374,380)	(39,114)	(481,867)

Net increase	337,173	$4,654,154	408,102	$5,106,461

44	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath 2045 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	628,813	$8,648,688	195,093	$2,350,475
Shares issued to shareholders in reinvestment of dividends and distributions	33,636	479,804	3,199	39,754
Shares redeemed	(170,437)	(2,394,296)	(31,994)	(392,545)

Net increase	492,012	$6,734,196	166,298	$1,997,684

Investor C
Shares sold	42,933	$585,924	33,075	$404,882
Shares issued to shareholders in reinvestment of dividends and distributions	2,435	34,513	14	166
Shares redeemed	(16,372)	(224,050)	(5,053)	(60,278)

Net increase	28,996	$396,387	28,036	$344,770

Class K
Shares sold	4,602	$60,397	35,316	$437,850
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	702	8,798
Shares redeemed	(57,204)	(754,045)	(4,420)	(53,615)

Net increase (decrease)	(52,602)	$(693,648)	31,598	$393,033

Class R
Shares sold	15,097	$206,233	50,526	$620,689
Shares issued to shareholders in reinvestment of dividends and distributions	1,538	21,914	261	3,242
Shares redeemed	(10,897)	(150,113)	(19,597)	(247,137)

Net increase	5,738	$78,034	31,190	$376,794

Total Net Increase	811,317	$11,169,123	665,224	$8,218,742

LifePath 2055 Portfolio
Institutional
Shares sold	222,162	$3,099,013	150,947	$1,883,358
Shares issued to shareholders in reinvestment of dividends and distributions	15,051	217,965	1,120	13,978
Shares redeemed	(82,107)	(1,170,226)	(11,328)	(140,748)

Net increase	155,106	$2,146,752	140,739	$1,756,588

Investor A
Shares sold	283,425	$3,951,050	83,690	$1,011,785
Shares issued to shareholders in reinvestment of dividends and distributions	13,033	189,060	804	9,984
Shares redeemed	(108,060)	(1,525,606)	(17,242)	(210,120)

Net increase	188,398	$2,614,504	67,252	$811,649

Investor C
Shares sold	14,909	$204,036	14,051	$171,394
Shares issued to shareholders in reinvestment of dividends and distributions	826	11,931	35	433
Shares redeemed	(12,437)	(164,529)	(5,611)	(68,197)

Net increase	3,298	$51,438	8,475	$103,630

Class K
Shares sold	9,086	$119,761	35,037	$433,079
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	311	3,951
Shares redeemed	(42,186)	(563,906)	(2,248)	(28,304)

Net increase (decrease)	(33,100)	$(444,145)	33,100	$408,726

BLACKROCK FUNDS III	DECEMBER 31, 2013	45

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath 2055 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	2,885	$40,466	2,667	$31,573
Shares issued to shareholders in reinvestment of dividends and distributions	231	3,355	24	293
Shares redeemed	(519)	(7,331)	(17)	(207)

Net increase	2,597	$36,490	2,674	$31,659

Total Net Increase	316,299	$4,405,039	252,240	$3,112,252

At December 31, 2013, shares owned by affiliates were as follows:

	Investor C	Class K	Class R
LifePath 2025 Portfolio	—	2,006	2,002
LifePath 2035 Portfolio	2,000	2,004	2,000
LifePath 2045 Portfolio	2,000	2,003	2,000
LifePath 2055 Portfolio	2,000	2,001	2,000

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio (the “Funds”), each a series of BlackRock Funds III, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2013.

	Payable Dates	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Qualified Dividend Income for Individuals[1]	4/02/13 —1/02/14	46.04%	49.19%	49.49%	48.50%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	4/02/13 —1/02/14	23.54%	23.23%	24.00%	22.97%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[2]	4/02/13 —1/02/14	50.04%	53.53%	43.22%	41.96%

[1]	The LifePath Portfolios hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record Dates	June 27, 2013	December 30, 2013
LifePath 2025 Portfolio	$0.000859	$0.242283
LifePath 2035 Portfolio	—	$0.311117
LifePath 2045 Portfolio	—	$0.322083
LifePath 2055 Portfolio	—	$0.356748

BLACKROCK FUNDS III	DECEMBER 31, 2013	47

Master Portfolio Information as of December 31, 2013	Master Investment Portfolio

LifePath 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	59%
Fixed Income Funds	40
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	35%
Active Stock Master Portfolio	27
International Tilts Master Portfolio	6
ACWI ex-US Index Master Portfolio	6
iShares TIPS Bond ETF	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	4
Russell 1000® Index Master Portfolio	3
iShares International Developed Real Estate ETF	2
iShares Cohen & Steers REIT ETF	2

LifePath 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	73%
Fixed Income Funds	26
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	34%
CoreAlpha Bond Master Portfolio	24
ACWI ex-US Index Master Portfolio	8
International Tilts Master Portfolio	7
Russell 1000® Index Master Portfolio	4
BlackRock Commodity Strategies Fund	4
iShares International Developed Real Estate ETF	4
iShares Cohen & Steers REIT ETF	3
Master Small Cap Index Series	3
BlackRock Emerging Markets Fund, Inc.	2

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

48	BLACKROCK FUNDS III	DECEMBER 31, 2013

Master Portfolio Information as of December 31, 2013 (concluded)	Master Investment Portfolio

LifePath 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	84%
Fixed Income Funds	15
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	38%
CoreAlpha Bond Master Portfolio	15
ACWI ex-US Index Master Portfolio	9
International Tilts Master Portfolio	9
Russell 1000® Index Master Portfolio	7
iShares International Developed Real Estate ETF	5
iShares Cohen & Steers REIT ETF	4
BlackRock Commodity Strategies Fund	4
BlackRock Emerging Markets Fund, Inc.	3
Master Small Cap Index Series	2

LifePath 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	95%
Fixed Income Funds	5

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	40%
International Tilts Master Portfolio	11
ACWI ex-US Index Master Portfolio	10
Russell 1000® Index Master Portfolio	9
iShares International Developed Real Estate ETF	6
iShares Cohen & Steers REIT ETF	5
CoreAlpha Bond Master Portfolio	5
BlackRock Commodity Strategies Fund	4
BlackRock Emerging Markets Fund, Inc.	3
iShares MSCI EAFE Small-Cap ETF	3

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2013	49

Schedule of Investments December 31, 2013	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 59.7%
Active Stock Master Portfolio	$16,200,209	$16,200,209
ACWI ex-US Index Master Portfolio	$3,441,408	3,441,408
BlackRock Commodity Strategies Fund	230,922	2,177,591
BlackRock Emerging Markets Fund, Inc.	51,487	1,026,141
International Tilts Master Portfolio	$3,511,357	3,511,357
iShares Cohen & Steers REIT ETF (b)	15,153	1,132,232
iShares International Developed Real Estate ETF	41,657	1,287,618
iShares MSCI Canada ETF	20,187	588,653
iShares MSCI EAFE ETF	4,629	310,421
iShares MSCI EAFE Small-Cap ETF	18,607	948,585
iShares MSCI Emerging Markets ETF	3,183	132,954
Master Small Cap Index Series	$2,253,163	2,253,163
Russell 1000 Index Master Portfolio	$1,991,780	1,991,780

		35,002,112
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 40.1%
CoreAlpha Bond Master Portfolio	$20,623,592	$20,623,592
iShares TIPS Bond ETF	26,539	2,916,636

		23,540,228
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	878,780	878,780
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	139,240	139,240

		1,018,020
Total Affiliated Investment Companies (Cost — $55,961,994*) — 101.5%		59,560,360
Liabilities in Excess of Other Assets — (1.5)%		(898,749)

Net Assets — 100.0%		$58,661,611

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$55,979,085

Gross unrealized appreciation	$5,156,255
Gross unrealized depreciation	(1,574,980)

Net unrealized appreciation	$3,581,275

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$11,459,746	$4,740,463	[1]	—	$16,200,209	$16,200,209	$261,983	$1,936,776
ACWI ex-US Index Master Portfolio	$3,575,376	—		$(133,968)[2]	$3,441,408	$3,441,408	$146,773	$271,793
BlackRock Cash Funds: Institutional, SL Agency Shares	333,964	544,816	[1]	—	878,780	$878,780	$2,050	—
BlackRock Cash Funds: Prime, SL Agency Shares	74,872	64,368	[1]	—	139,240	$139,240	$345	—
BlackRock Commodity Strategies Fund	106,996	123,926		—	230,922	$2,177,591	—	—
BlackRock Emerging Markets Fund, Inc.	—	51,487		—	51,487	$1,026,141	$3,510	—
CoreAlpha Bond Master Portfolio	$11,181,905	$9,441,687	[1]	—	$20,623,592	$20,623,592	$369,290	$(301,563)
International Tilts Master Portfolio	—	$3,511,357	[1]	—	$3,511,357	$3,511,357	$3,458	$(4,632)
iShares Cohen & Steers REIT ETF	8,050	8,073		(970)	15,153	$1,132,232	$31,242	$4,061
iShares International Developed Real Estate ETF	22,926	21,412		(2,681)	41,657	$1,287,618	$130,848	$3,846
iShares MSCI Canada ETF	6,086	16,842		(2,741)	20,187	$588,653	$9,148	$(12,698)
iShares MSCI EAFE ETF	20,271	—		(15,642)	4,629	$310,421	$21,431	$104,765
iShares MSCI EAFE Small-Cap ETF	8,871	10,549		(813)	18,607	$948,585	$19,376	$2,215
iShares MSCI Emerging Markets ETF	10,613	—		(7,430)	3,183	$132,954	$6,376	$(25,734)
iShares TIPS Bond ETF	12,725	15,066		(1,252)	26,539	$2,916,636	$25,446	$(7,437)
Master Small Cap Index Series	$1,135,224	$1,117,939	[1]	—	$2,253,163	$2,253,163	$23,973	$82,287
Russell 1000 Index Master Portfolio	—	$1,991,780	[1]	—	$1,991,780	$1,991,780	$4,413	$(187)
[1] Represents net shares/beneficial interest purchased.
[2] Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$11,538,851	$48,021,509	—	$59,560,360

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(900,900) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ending December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	51

Schedule of Investments December 31, 2013	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 73.7%
Active Stock Master Portfolio	$15,692,296	$15,692,296
ACWI ex-US Index Master Portfolio	$3,491,240	3,491,240
BlackRock Commodity Strategies Fund	185,770	1,751,810
BlackRock Emerging Markets Fund, Inc.	49,659	989,703
International Tilts Master Portfolio	$3,382,020	3,382,020
iShares Cohen & Steers REIT ETF	19,728	1,474,076
iShares International Developed Real Estate ETF	55,507	1,715,721
iShares MSCI Canada ETF (b)	19,860	579,118
iShares MSCI EAFE ETF	2,162	144,984
iShares MSCI EAFE Small-Cap ETF	17,921	913,613
iShares MSCI Emerging Markets ETF	2,166	90,474
Master Small Cap Index Series	$1,350,347	1,350,347
Russell 1000 Index Master Portfolio	$1,842,488	1,842,488

		33,417,890
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 26.2%
CoreAlpha Bond Master Portfolio	$10,906,911	$10,906,911
iShares TIPS Bond ETF	8,983	987,232

		11,894,143
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	197,195	197,195
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	22,990	22,990

		220,185
Total Affiliated Investment Companies (Cost — $42,064,723*) — 100.4%		45,532,218
Liabilities in Excess of Other Assets — (0.4)%		(169,616)

Net Assets — 100.0%		$45,362,602

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$42,083,025

Gross unrealized appreciation	$4,607,089
Gross unrealized depreciation	(1,157,896)

Net unrealized appreciation	$3,449,193

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$10,655,052	$5,037,244	[1]	—	$15,692,296	$15,692,296	$253,274	$1,826,796
ACWI ex-US Index Master Portfolio	$3,668,078	—		$(176,838)[2]	$3,491,240	$3,491,240	$155,106	$282,437
BlackRock Cash Funds: Institutional, SL Agency Shares	79,543	117,652	[1]	—	197,195	$197,195	$1,176	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	22,990	[1]	—	22,990	$22,990	$194	—
BlackRock Commodity Strategies Fund	79,015	106,755		—	185,770	$1,751,810	—	—
BlackRock Emerging Markets Fund, Inc.	—	49,659		—	49,659	$989,703	$3,367	—
CoreAlpha Bond Master Portfolio	$5,500,575	$5,406,336	[1]	—	$10,906,911	$10,906,911	$190,439	$(166,734)
International Tilts Master Portfolio	—	$3,382,020	[1]	—	$3,382,020	$3,382,020	$3,549	$(4,452)
iShares Cohen & Steers REIT ETF	8,780	12,415		(1,467)	19,728	$1,474,076	$39,777	$5,907
iShares International Developed Real Estate ETF	26,170	34,710		(5,373)	55,507	$1,715,721	$169,421	$9,669
iShares MSCI Canada ETF	4,319	17,729		(2,188)	19,860	$579,118	$8,640	$(10,572)
iShares MSCI EAFE ETF	14,984	—		(12,822)	2,162	$144,984	$14,684	$63,827
iShares MSCI EAFE Small-Cap ETF	7,903	10,877		(859)	17,921	$913,613	$19,144	$1,888
iShares MSCI Emerging Markets ETF	7,858	—		(5,692)	2,166	$90,474	$4,695	$(26,322)
iShares TIPS Bond ETF	5,167	6,586		(2,770)	8,983	$987,232	$10,543	$(16,333)
Master Small Cap Index Series	$660,486	$689,861	[1]	—	$1,350,347	$1,350,347	$15,123	$50,531
Russell 1000 Index Master Portfolio	—	$1,842,488	[1]	—	$1,842,488	$1,842,488	$4,400	$(267)
[1] Represents net shares/beneficial interest purchased.
[2] Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$8,866,916	$36,665,302	—	$45,532,218

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(148,750) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ending December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	53

Schedule of Investments December 31, 2013	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 84.9%
Active Stock Master Portfolio	$9,802,020	$9,802,020
ACWI ex-US Index Master Portfolio	$2,401,366	2,401,366
BlackRock Commodity Strategies Fund	104,395	984,443
BlackRock Emerging Markets Fund, Inc.	32,449	646,709
International Tilts Master Portfolio	$2,238,771	2,238,771
iShares Cohen & Steers REIT ETF (b)	14,280	1,067,002
iShares International Developed Real Estate ETF	40,655	1,256,646
iShares MSCI Canada ETF (b)	12,795	373,102
iShares MSCI EAFE ETF	966	64,780
iShares MSCI EAFE Small-Cap ETF	10,610	540,898
iShares MSCI Emerging Markets ETF	855	35,713
Master Small Cap Index Series	$585,447	585,447
Russell 1000 Index Master Portfolio	$1,631,516	1,631,516

		21,628,413
Fixed Income Fund — 14.8%
CoreAlpha Bond Master Portfolio	$3,788,075	$3,788,075
Short-Term Securities — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	265,609	265,609
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	35,707	35,707

		301,316
Total Affiliated Investment Companies (Cost — $23,542,230*) — 100.9%		25,717,804
Liabilities in Excess of Other Assets — (0.9)%		(238,960)

Net Assets — 100.0%		$25,478,844

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$23,546,131

Gross unrealized appreciation	$2,336,103
Gross unrealized depreciation	(164,430)

Net unrealized appreciation	$2,171,673

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$5,836,507	$3,965,513	[1]	—	$9,802,020	$9,802,020	$155,159	$1,042,168
ACWI ex-US Index Master Portfolio	$2,144,403	$256,963	[1]	—	$2,401,366	$2,401,366	$97,201	$164,361
BlackRock Cash Funds: Institutional, SL Agency Shares	46,211	219,398	[1]	—	265,609	$265,609	$725	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,820	28,887	[1]	—	35,707	$35,707	$107	—
BlackRock Commodity Strategies Fund	38,377	66,837		(819)	104,395	$984,443	—	$(885)
BlackRock Emerging Markets Fund, Inc.	—	32,778		(329)	32,449	$646,709	$2,297	$(92)
CoreAlpha Bond Master Portfolio	$1,516,825	$2,271,250	[1]	—	$3,788,075	$3,788,075	$60,820	$(57,108)
International Tilts Master Portfolio	—	$2,238,771	[1]	—	$2,238,771	$2,238,771	$3,817	$(3,015)
iShares Cohen & Steers REIT ETF	5,575	9,159		(454)	14,280	$1,067,002	$27,737	$2,028
iShares International Developed Real Estate ETF	16,215	25,278		(838)	40,655	$1,256,646	$122,812	$1,086
iShares MSCI Canada ETF	2,208	11,311		(724)	12,795	$373,102	$5,528	$(3,704)
iShares MSCI EAFE ETF	6,929	—		(5,963)	966	$64,780	$7,909	$43,122
iShares MSCI EAFE Small-Cap ETF	4,341	6,695		(426)	10,610	$540,898	$11,729	$2,008
iShares MSCI Emerging Markets ETF	3,786	—		(2,931)	855	$35,713	$2,102	$(8,878)
Master Small Cap Index Series	$280,483	$304,964	[1]	—	$585,447	$585,447	$6,172	$21,299
Russell 1000 Index Master Portfolio	—	$1,631,516	[1]	—	$1,631,516	$1,631,516	$3,103	$320
[1] Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$5,270,609	$20,447,195	—	$25,717,804

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(231,025) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	55

Schedule of Investments	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 95.0%
Active Stock Master Portfolio	$3,613,769	$3,613,769
ACWI ex-US Index Master Portfolio	$873,314	873,314
BlackRock Commodity Strategies Fund	39,004	367,810
BlackRock Emerging Markets Fund, Inc.	14,149	281,991
International Tilts Master Portfolio	$941,978	941,978
iShares Cohen & Steers REIT ETF	6,422	479,852
iShares International Developed Real Estate ETF	18,191	562,284
iShares MSCI Canada ETF (b)	4,965	144,779
iShares MSCI EAFE Small-Cap ETF	4,611	235,069
Master Small Cap Index Series	$185,783	185,783
Russell 1000 Index Master Portfolio	$843,407	843,407

		8,530,036
Fixed Income Fund — 4.5%
CoreAlpha Bond Master Portfolio	$405,498	$405,498
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	25,487	25,487
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	460	460

		25,947
Total Affiliated Investment Companies (Cost — $8,151,986*) — 99.8%		8,961,481
Other Assets Less Liabilities — 0.2%		16,458

Net Assets — 100.0%		$8,977,939

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$8,154,766

Gross unrealized appreciation	$918,344
Gross unrealized depreciation	(111,629)

Net unrealized appreciation	$806,715

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$2,007,359	$1,606,410	[1]	—	$3,613,769	$3,613,769	$56,704	$358,412
ACWI ex-US Index Master Portfolio	$905,861	—		$(32,547)[2]	$873,314	$873,314	$40,555	$68,885
BlackRock Cash Funds: Institutional, SL Agency Shares	5,841	19,646	[1]	—	25,487	$25,487	$322	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	460	[1]	—	460	$460	$54	—
BlackRock Commodity Strategies Fund	11,669	28,817		(1,482)	39,004	$367,810	—	$(1,675)
BlackRock Emerging Markets Fund, Inc.	—	14,149		—	14,149	$281,991	$1,012	—
CoreAlpha Bond Master Portfolio	$72,942	$332,556	[1]	—	$405,498	$405,498	$4,526	$(4,231)
International Tilts Master Portfolio	—	$941,978	[1]	—	$941,978	$941,978	$1,620	$(1,259)
iShares Cohen & Steers REIT ETF	1,929	5,623		(1,130)	6,422	$479,852	$11,699	$4,736
iShares International Developed Real Estate ETF	5,735	15,555		(3,099)	18,191	$562,284	$53,618	$15,246
iShares MSCI Canada ETF	211	5,055		(301)	4,965	$144,779	$1,912	$256
iShares MSCI EAFE ETF	552	—		(552)	—	$—	$23	$6,593
iShares MSCI EAFE Small-Cap ETF	1,544	3,197		(130)	4,611	$235,069	$4,383	$836
iShares MSCI Emerging Markets ETF	314	—		(314)	—	—	$53	$1,100
Master Small Cap Index Series	$73,491	$112,292	[1]	—	$185,783	$185,783	$1,840	$6,311
Russell 1000 Index Master Portfolio	—	$843,407	[1]	—	$843,407	$843,407	$1,209	$(615)
[1] Represents net shares/beneficial interest purchased. [2] Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,097,732	$6,863,749	—	$8,961,481

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(2,975) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ending December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	57

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2013	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$59,560,360	$45,532,218	$25,717,804	$8,961,481
Investments sold receivable	2,292,821	2,495,245	1,326,981	639,721
Securities lending income receivable	166	40	37	38
Receivable from Manager	24,318	24,415	25,295	25,865
Other income receivable — affiliated	270	194	97	28

Total assets	61,877,935	48,052,112	27,070,214	9,627,133

Liabilities
Collateral on securities loaned at value	900,900	148,750	231,025	2,975
Investments purchased payable	1,776,221	1,781,071	1,128,818	433,518
Trustees’ fees payable	1,016	946	823	706
Professional fees payable	16,131	16,133	16,193	16,136
Withdrawals payable to investors	522,056	742,610	214,511	195,859

Total liabilities	3,216,324	2,689,510	1,591,370	649,194

Net Assets	$58,661,611	$45,362,602	$25,478,844	$8,977,939

Net Assets Consist of
Investors’ capital	$55,063,245	$41,895,107	$23,303,270	$8,168,444
Net unrealized appreciation/depreciation	3,598,366	3,467,495	2,175,574	809,495

Net Assets	$58,661,611	$45,362,602	$25,478,844	$8,977,939

[1] Investments at cost — affiliated	$55,961,994	$42,064,723	$23,542,230	$8,151,986
[2] Securities loaned at value	$874,224	$145,800	$225,072	$2,916

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2013	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$247,377	$270,271	$180,114	$72,700
Securities lending — affiliated — net	2,231	1,258	736	352
Income — affiliated	170	112	96	24
Other income – affiliated	270	194	97	28
Net investment income allocated from the applicable Master Portfolios:
Dividends	418,951	410,987	252,821	97,160
Interest	390,939	210,904	73,451	9,294
Expenses	(103,682)	(84,130)	(46,174)	(15,595)
Fees waived	17,522	16,574	10,026	3,638

Total income	973,778	826,170	471,167	167,601

Expenses
Investment advisory	157,404	123,251	65,541	21,791
Professional	25,984	25,960	25,935	25,875
Independent Trustees	4,272	3,969	3,450	3,040

Total expenses	187,660	153,180	94,926	50,706
Less fees waived by Manager	(161,083)	(134,169)	(85,975)	(47,935)

Total expenses after fees waived	26,577	19,011	8,951	2,771

Net investment income	947,201	807,159	462,216	164,830

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — affiliated	69,018	28,064	34,795	27,092
Allocations from the applicable underlying Master Portfolios from investments, financial futures contracts, swaps, options written and foreign currency transactions	1,984,474	1,988,311	1,168,025	427,503

	2,053,492	2,016,375	1,202,820	454,595

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(270,923)	(179,590)	(101,505)	(66,128)
Allocated from the applicable underlying Master Portfolios from investments, financial futures contracts, swaps, options written and foreign currency translations	2,630,547	2,646,395	1,744,072	696,420

	2,359,624	2,466,805	1,642,567	630,292

Total realized and unrealized gain	4,413,116	4,483,180	2,845,387	1,084,887

Net Increase in Net Assets Resulting from Operations	$5,360,317	$5,290,339	$3,307,603	$1,249,717

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	59

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$947,201	$439,536	$807,159	$328,868
Net realized gain	2,053,492	243,108	2,016,375	128,926
Net change in unrealized appreciation/depreciation	2,359,624	1,488,086	2,466,805	1,258,584

Net increase in net assets resulting from operations	5,360,317	2,170,730	5,290,339	1,716,378

Capital Transactions
Proceeds from contributions	26,299,937	22,086,137	20,962,294	17,596,211
Value of withdrawals	(7,042,315)	(2,391,310)	(6,621,900)	(1,006,455)

Net increase in net assets derived from capital transactions	19,257,622	19,694,827	14,340,394	16,589,756

Net Assets
Total increase in net assets	24,617,939	21,865,557	19,630,733	18,306,134
Beginning of year	34,043,672	12,178,115	25,731,869	7,425,735

End of year	$58,661,611	$34,043,672	$45,362,602	$25,731,869

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$462,216	$158,595	$164,830	$40,811
Net realized gain (loss)	1,202,820	51,159	454,595	(5,527)
Net change in unrealized appreciation/depreciation	1,642,567	646,402	630,292	178,186

Net increase in net assets resulting from operations	3,307,603	856,156	1,249,717	213,470

Capital Transactions
Proceeds from contributions	13,176,225	8,633,024	6,971,548	3,328,354
Value of withdrawals	(3,182,692)	(560,000)	(3,018,127)	(260,669)

Net increase in net assets derived from capital transactions	9,993,533	8,073,024	3,953,421	3,067,685

Net Assets
Total increase in net assets	13,301,136	8,929,180	5,203,138	3,281,155
Beginning of year	12,177,708	3,248,528	3,774,801	493,646

End of year	$25,478,844	$12,177,708	$8,977,939	$3,774,801

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Total Investment Return
Total investment return	12.34%		12.57%		0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses	0.61%	[3,4,5]	0.69%	[6,7,8]	1.07%	[6,9,10]	13.61%	[6,11]

Total expenses after fees waived	0.25%	[3,4,5]	0.26%	[6,7,8]	0.24%	[6,9,10]	0.22%	[6,11]

Net investment income[12]	2.11%	[3,4,5]	2.32%	[6,7,8]	2.62%	[6,9,10]	2.37%	[6,11]

Supplemental Data
Net assets, end of period (000)	$58,662		$34,044		$12,178		$134

Portfolio turnover	30%	[13]	4%	[14]	24%	[14]	2%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange traded funds.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]	Annualized.

[12]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, and Master Small Cap Index Series, except for the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[13]

Includes the purchases and sales of the underlying funds and the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[14]

Excludes purchases and sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 17% and 58% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	61

Financial Highlights	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Total Investment Return
Total investment return	15.83%		14.35%		(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses	0.63%	[3,4,5]	0.76%	[6,7,8]	1.34%	[6,9,10]	13.23%	[6,11]

Total expenses after fees waived	0.25%	[3,4,5]	0.25%	[6,7,8]	0.22%	[6,9,10]	0.19%	[6,11]

Net investment income[12]	2.29%	[3,4,5]	2.42%	[6,7,8]	2.50%	[6,9,10]	2.33%	[6,11]

Supplemental Data
Net assets, end of period (000)	$45,363		$25,732		$7,426		$149

Portfolio turnover	39%	[13]	4%	[14]	21%	[14]	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.05%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange traded funds.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]	Annualized.

[12]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except for the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[13]

Includes the purchases and sales of the underlying funds and the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[14]

Excludes purchases and sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 47% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Total Investment Return
Total investment return	18.99%		15.84%		(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses	0.70%	[3,4,5]	1.01%	[6,7,8]	2.58%	[6,9,10]	13.23%	[6,11]

Total expenses after fees waived	0.24%	[3,4,5]	0.24%	[6,7,8]	0.20%	[6,9,10]	0.17%	[6,11]

Net investment income[12]	2.47%	[3,4,5]	2.54%	[6,7,8]	2.43%	[6,9,10]	2.25%	[6,11]

Supplemental Data
Net assets, end of period (000)	$25,479		$12,178		$3,249		$142

Portfolio turnover	38%	[13]	4%	[14]	35%	[14]	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, Series allocated fees waived of 0.05%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange traded funds.

[7]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]	Annualized.

[12]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except for the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[13]

Includes purchases or sales of the underlying funds and the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[14]

Excludes purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 71% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	63

Financial Highlights	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Year Ended December 31,						Period June 30, 2010[1] to December 31, 2010
	2013		2012		2011

Total Investment Return
Total investment return	21.49%		16.96%		(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses	1.01%	[3,4,5]	2.41%	[6,7,8]	14.66%	[6,9,10]	13.13%	[6,11]

Total expenses after fees waived	0.24%	[3,4,5]	0.25%	[6,7,8]	0.19%	[6,9,10]	0.16%	[6,11]

Net investment income[12]	2.65%	[3,4,5]	2.66%	[6,7,8]	2.30%	[6,9,10]	2.21%	[6,11]

Supplemental Data
Net assets, end of period (000)	$8,978		$3,775		$494		$144

Portfolio turnover	67%	[13]	7%	[14]	51%	[14]	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated fees waived of 0.06%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange traded funds.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.07%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]	Annualized.

[12]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except for the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[13]

Includes purchases or sales of the underlying funds and the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[14]

Excludes purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 27% and 95% for the years ended December 31, 2012 and December 31, 2011, respectively.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”).

As of December 31, 2013, the investment of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio in Active Stock Master Portfolio represented 27.6%, 34.6%, 38.5% and 40.3%, respectively, of net assets. Active Stock Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the US Securities and Exchange Commissions (“SEC’s”) website at http://www.sec.gov.

As of December 31, 2013, the investment of LifePath 2025 Master Portfolio and LifePath 2035 Master Portfolio in CoreAlpha Bond Master Portfolio represented 35.2% and 24.0%, respectively, of net assets. The financial statements of CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with the LifePath 2025 Master Portfolio and LifePath 2030 Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Russell 1000 Index Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that underlying Master Portfolio. As of December 31, 2013, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000 Index Master Portfolio
LifePath 2025 Master Portfolio	0.55%	0.62%	0.61%	0.64%	0.26%	0.18%
LifePath 2035 Master Portfolio	0.53%	0.63%	0.32%	0.61%	0.16%	0.16%
LifePath 2045 Master Portfolio	0.33%	0.43%	0.11%	0.40%	0.07%	0.14%
LifePath 2055 Master Portfolio	0.12%	0.16%	0.01%	0.17%	0.02%	0.07%

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The market value of the LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

BLACKROCK FUNDS III	DECEMBER 31, 2013	65

Notes to Financial Statements (continued)	Master Investment Portfolio

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Russell 1000 Index Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the three years ended December 31, 2013 and period ended December 31, 2010. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The LifePath Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the LifePath Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a LifePath Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending

66	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

agent, BlackRock Institutional Trust Co., N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. BTC is an affiliate of BlackRock.

Securities lending transactions are entered into by the Master Portfolios under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Master Portfolios, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the LifePath Master Portfolios can resell or re-pledge the collateral and the borrower can resell or re-pledge the loaned securities.

The following table is a summary of the LifePath Master Portfolios’ open securities lending agreements by counterparty, which are subject to a MSLA on a net payment basis as of December 31, 2013:

LifePath 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Clearing Corp.	$874,224	$(874,224)	—

LifePath 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$145,800	$(145,800)	—

LifePath 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$23,328	$(23,328)	—
Morgan Stanley & Co. LLC	201,744	(201,744)	—

Total	$225,072	$(225,072)	—

LifePath 2055 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$2,916	$(2,916)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending transactions as follows:

LifePath 2025 Master Portfolio	$900,900
LifePath 2035 Master Portfolio	$148,750
LifePath 2045 Master Portfolio	$231,025
LifePath 2055 Master Portfolio	$2,975

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities lent. A LifePath Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio pays BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

BLACKROCK FUNDS III	DECEMBER 31, 2013	67

Notes to Financial Statements (continued)	Master Investment Portfolio

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previous affiliates, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2014. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2023. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The LifePath Master Portfolios received an exemptive order from the Securities and Exchange Commission permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of a LifePath Master Portfolio, invest cash collateral received by the LifePath Master Portfolio for such loans, in a private investment company managed by the Manager, or its affiliates, or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2013, BTC received securities lending agent fees related to securities lending activities for the LifePath Master Portfolios as follows:

LifePath 2025 Master Portfolio	$1,201
LifePath 2035 Master Portfolio	$678
LifePath 2045 Master Portfolio	$396
LifePath 2055 Master Portfolio	$188

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

During the year ended December 31, 2013, the LifePath Master Portfolios received payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the underlying Funds and underlying Master Portfolios and excluding short-term securities for the year ended December 31, 2013 were as follows:

	Purchases	Sales
LifePath 2025 Master Portfolio	$33,435,340	$13,560,844
LifePath 2035 Master Portfolio	$28,788,222	$13,627,574
LifePath 2045 Master Portfolio	$17,511,228	$7,173,783
LifePath 2055 Master Portfolio	$8,260,933	$4,138,401

6. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”) is a party to a 364-day, $800 million credit agreement with a group of lenders, under which a LifePath Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the LifePath Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The LifePath Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2013.

7. Market and Credit Risk:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios

68	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	Master Investment Portfolio

manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	69

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

70	BLACKROCK FUNDS III	DECEMBER 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

BLACKROCK FUNDS III	DECEMBER 31, 2013	71

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

72	BLACKROCK FUNDS III	DECEMBER 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

BLACKROCK FUNDS III	DECEMBER 31, 2013	73

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each LifePath Portfolio/LifePath Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each LifePath Portfolio/LifePath Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath Portfolio/LifePath Master Portfolio voted proxies relating to securities held in each LifePath Portfolio’s/LifePath Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

74	BLACKROCK FUNDS III	DECEMBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2013	75

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

76	BLACKROCK FUNDS III	DECEMBER 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless accompanied or preceded by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

LPincre-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® Retirement Portfolio
➢	LifePath 2020 Portfolio®
➢	LifePath 2030 Portfolio®
➢	LifePath 2040 Portfolio®
➢	LifePath® 2050 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2013	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050 and the LifePath Retirement Portfolio (together, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

Effective April 30, 2013, the LifePath Retirement Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Barclays US Aggregate Bond Index because BlackRock Fund Advisors (“BFA”), the LifePath Master Portfolios’ investment advisor, believes that the Barclays US Aggregate Bond Index more closely reflects the LifePath Retirement Portfolio’s holdings based on its position in the glide path. Effective April 30, 2013, the primary benchmark of the LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050, the Russell 3000® Index, was replaced by the Russell 1000® Index because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolios’ holdings based on their position in the glide path.

•

For the 12-month period ended December 31, 2013, all of the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include LifePath Portfolio expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets largely outperformed fixed income markets during the period. As a result, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

On the last trading day of 2012, the market rallied at the U.S. close. The timing of the rally came after Asian and European markets had already closed. As a result, when the market opened on the first trading day of 2013, there was a corresponding increase in the returns of the international benchmark indices; therefore causing a negative fair value reversal that was an impact throughout the one year period of 2013. In the shorter-dated LifePath Portfolios, the most significant detractor from relative performance was exposure to CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”). CoreAlpha Bond’s positioning in mortgage-backed securities and its sector allocation strategies were negatively impacted by high interest rate volatility following the US Federal Reserve’s initial discussion about tapering its bond-buying stimulus program in May of 2013. CoreAlpha Bond reduced risk in the months that followed. Additionally, CoreAlpha Bond’s global interest rate strategies detracted from results due to country selection.

•

Contributing positively to relative performance was the LifePath Portfolios’ investment in Active Stock Master Portfolio (“Active Stock”), which is held in larger proportions and therefore had a greater positive impact on overall results in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies, including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. During the period, Active Stock’s outperformance was driven by its allocations to the Basic Value and Large Cap Growth strategies. The Basic Value strategy performed well due to stock selection, particularly in the financials and consumer discretionary sectors, and sector allocation, with the greatest benefit coming from its significant underweights in utilities, materials and telecommunications services. In the Large Cap Growth strategy, stock selection within industrials and materials drove strong performance, as did maintaining underweights in the consumer staples and telecommunication services sectors.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•

In the latter half of the period, the LifePath Portfolios began investing in International Tilts Master Portfolio and BlackRock Emerging Markets Fund, Inc. This additional international equity exposure was offset by the reduction of passive international equity holdings such as ACWI ex-US Index Master Portfolio, iShares MSCI EAFE ETF and iShares MSCI Emerging Markets ETF. In addition, exposure to Active Stock was reduced in order to move the active risk from US large cap exposure to international exposure while maintaining the LifePath Portfolios’ overall risk profile.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath Portfolios

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio will change over time according to a “glide path” as each LifePath Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Portfolio, which may be a primary source of income after retirement. As each LifePath Portfolio approaches its target date, its asset allocation will shift so that each LifePath Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Portfolio, and determine whether any changes are required to enable each LifePath Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Portfolio, reallocations of each LifePath Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Portfolio or achieve each LifePath Portfolio’s investment objective.

BLACKROCK FUNDS III	DECEMBER 31, 2013	5

LifePath® Retirement Portfolio

Investment Objective

LifePath® Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Barclays US Aggregate Bond Index, because BFA believes that the Barclays US Aggregate Bond Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/04 to 12/31/04	65.0%	N/A	N/A	N/A	N/A	N/A	8.7%	N/A	N/A	2.3%	21.7%	2.3%
1/01/05 to 12/31/05	65.0	N/A	N/A	N/A	N/A	N/A	8.7	N/A	N/A	3.2	20.9	2.2
1/01/06 to 12/31/06	52.0	10.2%	2.7%	N/A	N/A	N/A	9.9	N/A	N/A	3.3	20.2	1.7
1/01/07 to 12/31/07	52.6	9.6	2.8	N/A	N/A	2.7%	7.7	N/A	N/A	3.6	19.2	1.8
1/01/08 to 12/31/08	53.0	9.0	1.3	N/A	1.3%	11.4	N/A	N/A	N/A	4.1	18.0	1.9
1/01/09 to 12/31/09	52.9	9.1	N/A	N/A	1.6	10.8	N/A	N/A	N/A	4.7	18.7	2.2
1/01/10 to 12/31/10	52.9	9.1	N/A	N/A	1.1	10.8	N/A	N/A	N/A	5.0	18.9	2.2
1/01/11 to 12/31/11	52.9	9.1	N/A	N/A	0.8	11.3	N/A	8.6%	1.7%	2.8	11.6	1.2
1/01/12 to 12/31/12	52.9	9.1	N/A	1.0%	0.3	11.3	N/A	21.2	4.2	N/A	N/A	N/A
1/01/13 to 12/31/13	52.9	9.1	N/A	3.7	0.1	10.1	N/A	19.7	4.4	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

6	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® Retirement Portfolio

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.08%	6.25%	N/A	9.17%	N/A	5.21%	N/A
Investor A	5.96	5.94	0.38%	8.91	7.74%	4.95	4.38%
Investor C	5.57	5.12	4.13	8.05	8.05	4.27	4.27
Class K	6.20	6.54	N/A	9.53	N/A	5.50	N/A
Class R	5.79	5.61	N/A	8.58	N/A	4.73	N/A
LifePath Retirement Portfolio Custom Benchmark	5.74	6.70	N/A	9.38	N/A	5.84	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	4.44	N/A	4.55	N/A
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	N/A	5.63	N/A	4.85	N/A
Dow Jones-UBS Commodity Index	1.06	(9.52)	N/A	1.51	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	15.24	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	13.46	N/A	7.91	N/A
Russell 1000® Index	16.86	33.11	N/A	18.59	N/A	7.78	N/A
Russell 2000® Index	19.82	38.82	N/A	20.08	N/A	9.07	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	7

LifePath 2020 Portfolio®

Investment Objective

LifePath 2020 Portfolio® is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/04 to 12/31/04	34.2%	N/A	N/A	N/A	N/A	N/A	16.2%	N/A	N/A	3.0%	43.8%	2.8%
1/01/05 to 12/31/05	35.4	N/A	N/A	N/A	N/A	N/A	15.9	N/A	N/A	4.3	41.4	3.0
1/01/06 to 12/31/06	28.5	5.2%	4.3%	N/A	N/A	N/A	16.8	N/A	N/A	5.1	37.5	2.6
1/01/07 to 12/31/07	29.7	5.0	4.5	N/A	N/A	17.2%	N/A	N/A	N/A	5.4	35.4	2.8
1/01/08 to 12/31/08	31.6	5.1	2.2	N/A	2.2%	18.4	N/A	N/A	N/A	5.8	32.0	2.7
1/01/09 to 12/31/09	33.8	5.5	N/A	N/A	4.8	16.9	N/A	N/A	N/A	5.8	30.4	2.8
1/01/10 to 12/31/10	35.2	5.7	N/A	N/A	4.0	16.5	N/A	N/A	N/A	5.8	30.2	2.6
1/01/11 to 12/31/11	36.9	6.0	N/A	N/A	3.6	16.6	N/A	13.1%	1.5%	3.3	17.6	1.4
1/01/12 to 12/31/12	39.0	6.3	N/A	1.0%	3.2	15.9	N/A	31.0	3.6	N/A	N/A	N/A
1/01/13 to 12/31/13	40.8	6.6	N/A	3.8	2.8	14.5	N/A	27.8	3.7	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

8	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath 2020 Portfolio®

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.18%	9.67%	N/A	10.94%	N/A	5.48%	N/A
Investor A	8.02	9.39	3.65%	10.66	9.47%	5.22	4.65%
Investor C	7.61	8.58	7.58	9.77	9.77	4.50	4.50
Class K	8.39	10.11	N/A	11.33	N/A	5.77	N/A
Class R	7.93	9.20	N/A	10.30	N/A	4.97	N/A
LifePath 2020 Portfolio Custom Benchmark	7.59	10.32	N/A	11.57	N/A	6.22	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	4.44	N/A	4.55	N/A
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	N/A	5.63	N/A	4.85	N/A
Dow Jones-UBS Commodity Index	1.06	(9.52)	N/A	1.51	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	15.24	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	13.46	N/A	7.91	N/A
Russell 1000® Index	16.86	33.11	N/A	18.59	N/A	7.78	N/A
Russell 2000® Index	19.82	38.82	N/A	20.08	N/A	9.07	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	9

LifePath 2030 Portfolio®

Investment Objective

LifePath 2030 Portfolio® is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/04 to 12/31/04	21.0%	N/A	N/A	N/A	N/A	N/A	19.4%	N/A	N/A	3.2%	53.3%	3.1%
1/01/05 to 12/31/05	21.8	N/A	N/A	N/A	N/A	N/A	19.2	N/A	N/A	4.8	50.9	3.3
1/01/06 to 12/31/06	16.7	2.7%	5.1%	N/A	N/A	N/A	20.3	N/A	N/A	6.0	46.2	3.0
1/01/07 to 12/31/07	17.4	2.6	5.4	N/A	N/A	20.9%	N/A	N/A	N/A	6.4	44.1	3.2
1/01/08 to 12/31/08	19.0	2.8	5.5	N/A	N/A	22.4	N/A	N/A	N/A	6.9	40.2	3.2
1/01/09 to 12/31/09	21.0	3.1	N/A	N/A	7.0%	21.0	N/A	N/A	N/A	6.6	38.2	3.1
1/01/10 to 12/31/10	22.0	3.2	N/A	N/A	6.3	20.7	N/A	N/A	N/A	6.4	38.6	2.8
1/01/11 to 12/31/11	23.5	3.4	N/A	N/A	6.0	20.9	N/A	17.0%	1.3%	3.7	22.6	1.6
1/01/12 to 12/31/12	25.8	3.8	N/A	1.0%	6.0	20.2	N/A	40.2	3.0	N/A	N/A	N/A
1/01/13 to 12/31/13	27.6	4.0	N/A	3.9	5.7	19.3	N/A	36.6	2.9	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

10	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath 2030 Portfolio®

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.50%	13.66%	N/A	12.44%	N/A	5.73%	N/A
Investor A	10.42	13.44	7.49%	12.16	10.96%	5.47	4.91%
Investor C	10.03	12.59	11.59	11.22	11.22	4.73	4.73
Class K	10.71	14.05	N/A	12.85	N/A	6.02	N/A
Class R	10.29	13.14	N/A	11.73	N/A	5.19	N/A
LifePath 2030 Portfolio Custom Benchmark	9.69	14.32	N/A	13.36	N/A	6.54	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	4.44	N/A	4.55	N/A
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	N/A	5.63	N/A	4.85	N/A
Dow Jones-UBS Commodity Index	1.06	(9.52)	N/A	1.51	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	15.24	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	13.46	N/A	7.91	N/A
Russell 1000® Index	16.86	33.11	N/A	18.59	N/A	7.78	N/A
Russell 2000® Index	19.82	38.82	N/A	20.08	N/A	9.07	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	11

LifePath 2040 Portfolio®

Investment Objective

LifePath 2040 Portfolio® is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/04 to 12/31/04	10.0%	N/A	N/A	N/A	N/A	N/A	20.0%	N/A	N/A	3.7%	62.8%	3.5%
1/01/05 to 12/31/05	10.6	N/A	N/A	N/A	N/A	N/A	20.0	N/A	N/A	5.5	60.1	3.8
1/01/06 to 12/31/06	7.4	N/A	5.8%	N/A	N/A	N/A	23.2	N/A	N/A	6.8	53.4	3.4
1/01/07 to 12/31/07	7.7	N/A	5.9	N/A	N/A	N/A	23.5	N/A	N/A	7.2	51.9	3.7
1/01/08 to 12/31/08	9.1	0.5%	3.2	N/A	3.2%	25.8%	N/A	N/A	N/A	7.7	46.9	3.6
1/01/09 to 12/31/09	10.4	1.1	N/A	N/A	8.8	24.5	N/A	N/A	N/A	7.2	44.6	3.4
1/01/10 to 12/31/10	11.2	1.1	N/A	N/A	8.1	24.2	N/A	N/A	N/A	6.9	45.5	3.0
1/01/11 to 12/31/11	12.7	1.3	N/A	N/A	7.9	24.5	N/A	20.1%	1.2%	4.0	26.6	1.7
1/01/12 to 12/31/12	15.3	1.6	N/A	1.0%	8.2	23.7	N/A	47.7	2.5	N/A	N/A	N/A
1/01/13 to 12/31/13	17.3	1.7	N/A	3.9	8.1	23.1	N/A	43.6	2.3	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

12	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath 2040 Portfolio®

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.46%	16.92%	N/A	13.58%	N/A	5.80%	N/A
Investor A	12.33	16.70	10.57%	13.31	12.09%	5.54	4.97%
Investor C	11.87	15.80	14.80	12.31	12.31	4.76	4.76
Class K	12.65	17.41	N/A	14.02	N/A	6.10	N/A
Class R	12.12	16.33	N/A	12.83	N/A	5.23	N/A
LifePath 2040 Portfolio Custom Benchmark	11.38	17.62	N/A	14.79	N/A	6.71	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	4.44	N/A	4.55	N/A
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	N/A	5.63	N/A	4.85	N/A
Dow Jones-UBS Commodity Index	1.06	(9.52)	N/A	1.51	N/A	0.87	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	15.24	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	13.46	N/A	7.91	N/A
Russell 1000® Index	16.86	33.11	N/A	18.59	N/A	7.78	N/A
Russell 2000® Index	19.82	38.82	N/A	20.08	N/A	9.07	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	13

LifePath® 2050 Portfolio

Investment Objective

LifePath® 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones-UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 12/31/08	1.0%	N/A	3.6%	30.4%	N/A	N/A	10.5%	49.7%	4.8%
1/01/09 to 12/31/09	1.0	N/A	9.1	28.3	N/A	N/A	9.5	47.5	4.6
1/01/10 to 12/31/10	1.1	N/A	9.8	27.4	N/A	N/A	7.6	50.7	3.4
1/01/11 to 12/31/11	2.7	N/A	9.7	27.6	22.8%	1.1%	4.4	29.9	1.8
1/01/12 to 12/31/12	5.9	1.0%	10.2	26.8	54.0	2.1	N/A	N/A	N/A
1/01/13 to 12/31/13	8.2	4.0	10.1	26.3	49.6	1.8	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity Index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

14	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® 2050 Portfolio

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
		1 Year		5 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.09%	19.82%	N/A	14.62%	N/A	5.48%	N/A
Investor A	13.90	19.48	13.21%	14.33	13.11%	5.22	4.19%
Investor C	13.53	18.60	17.60	13.31	13.31	4.20	4.20
Class K	14.29	20.19	N/A	15.02	N/A	5.84	N/A
Class R	13.83	19.19	N/A	13.84	N/A	4.74	N/A
LifePath 2050 Portfolio Custom Benchmark	12.83	20.49	N/A	16.10	N/A	6.64	N/A
Barclays US Aggregate Bond Index	0.43	(2.02)	N/A	4.44	N/A	4.79	N/A
Dow Jones-UBS Commodity Index	1.06	(9.52)	N/A	1.51	N/A	(10.44)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	N/A	15.24	N/A	3.76	N/A
MSCI ACWI ex-US IMI Index	15.61	15.82	N/A	13.46	N/A	2.29	N/A
Russell 1000® Index	16.86	33.11	N/A	18.59	N/A	9.50	N/A
Russell 2000® Index	19.82	38.82	N/A	20.08	N/A	11.54	N/A

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	15

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to May 3, 2010, Investor C Shares’ performance results are those of Institutional Shares restated to reflect Investor C Shares’ fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to May 30, 2008 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to May 3, 2010, Class R Shares’ performance results are those of Institutional Shares restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Barclays US TIPS Index (Series L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the US Treasury. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the index is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Russell 3000® Index is comprised of the Russell 1000® Index and the Russell 2000® Index, which together represent approximately 98% of the total US equity market. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the US equity universe and covers approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership of the US markets. The Russell 2000® Index is an unmanaged index comprised of the 2,000 largest US companies as determined by total market capitalization.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2013, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index (Series L), Dow Jones-UBS Commodity Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index, Russell 1000® Index and Russell 2000® Index.

16	BLACKROCK FUNDS III	DECEMBER 31, 2013

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® Retirement Portfolio
Institutional	$1,000.00	$1,060.80	$3.90	$1,000.00	$1,021.42	$3.82	0.75%
Investor A	$1,000.00	$1.059.60	$5.19	$1,000.00	$1,020.16	$5.09	1.00%
Investor C	$1,000.00	$1,055.70	$9.17	$1,000.00	$1,016.28	$9.00	1.77%
Class K	$1,000.00	$1,062.90	$2.08	$1,000.00	$1,023.19	$2.04	0.40%
Class R	$1,000.00	$1,057.90	$6.54	$1,000.00	$1.018.85	$6.41	1.26%
LifePath 2020 Portfolio®
Institutional	$1,000.00	$1,081.80	$3.83	$1,000.00	$1,021.53	$3.72	0.73%
Investor A	$1,000.00	$1,080.80	$5.14	$1,000.00	$1,020.27	$4.99	0.98%
Investor C	$1,000.00	$1,076.10	$9.11	$1,000.00	$1,016.43	$8.84	1.74%
Class K	$1,000.00	$1,083.90	$2.00	$1,000.00	$1,023.29	$1.94	0.38%
Class R	$1,000.00	$1,079.30	$6.45	$1,000.00	$1,019.00	$6.26	1.23%
LifePath 2030 Portfolio®
Institutional	$1,000.00	$1,105.00	$3.71	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$1,104.20	$5.09	$1,000.00	$1,020.37	$4.89	0.96%
Investor C	$1,000.00	$1,100.30	$9.11	$1,000.00	$1,016.53	$8.74	1.72%
Class K	$1,000.00	$1,107.10	$1.91	$1,000.00	$1,023.39	$1.84	0.36%
Class R	$1,000.00	$1,102.90	$6.41	$1,000.00	$1,019.11	$6.16	1.21%
LifePath 2040 Portfolio®
Institutional	$1,000.00	$1,125.10	$3.70	$1,000.00	$1,021.73	$3.52	0.69%
Investor A	$1,000.00	$1,123.30	$5.03	$1,000.00	$1,020.47	$4.79	0.94%
Investor C	$1,000.00	$1,118.70	$9.08	$1,000.00	$1,016.64	$8.64	1.70%
Class K	$1,000.00	$1,126.50	$1.77	$1,000.00	$1,023.54	$1.68	0.33%
Class R	$1,000.00	$1,121.80	$6.36	$1,000.00	$1,019.21	$6.06	1.19%
LifePath® 2050 Portfolio
Institutional	$1,000.00	$1,140.90	$3.78	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$1,139.50	$5.12	$1,000.00	$1,020.42	$4.84	0.95%
Investor C	$1,000.00	$1,135.30	$9.20	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$1,142.90	$1.89	$1,000.00	$1,023.44	$1.79	0.35%
Class R	$1,000.00	$1,138.30	$6.47	$1,000.00	$1,019.16	$6.11	1.20%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2013	17

Statements of Assets and Liabilities

December 31, 2013	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$505,189,465	$1,102,042,377	$1,046,400,832	$888,306,848	$232,009,403
Capital shares sold receivable	987,707	1,476,443	1,559,240	1,223,268	360,882
Withdrawals receivable from the LifePath Master Portfolio	12,984,950	28,730,344	26,955,506	21,492,846	2,952,542

Total assets	519,162,122	1,132,249,164	1,074,915,578	911,022,962	235,322,827

Liabilities
Capital shares redeemed payable	13,972,657	30,206,787	28,514,746	22,716,114	3,313,424
Income dividends payable	24,023	54,255	55,479	38,276	13,057
Administration fees payable	214,979	470,490	443,851	375,084	94,789
Capital gain distributions payable	641,472	929,218	782,984	436,651	99,512
Service and distribution fees payable	34,047	85,678	78,802	57,541	13,988
Professional fees payable	11,995	11,996	11,994	11,995	11,994

Total liabilities	14,899,173	31,758,424	29,887,856	23,635,661	3,546,764

Net Assets	$504,262,949	$1,100,490,740	$1,045,027,722	$887,387,301	$231,776,063

Net Assets Consist of
Paid-in capital	$444,749,702	$945,150,667	$913,643,164	$732,046,482	$201,008,814
Distributions in excess of net investment income	(736,328)	(1,749,049)	(338,570)	(130,407)	(82,403)
Accumulated net realized gain (loss) allocated from the LifePath Master Portfolio	1,714,789	(12,588,620)	(16,424,056)	(9,227,872)	5,293,954
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	58,534,786	169,677,742	148,147,184	164,699,098	25,555,698

Net Assets	$504,262,949	$1,100,490,740	$1,045,027,722	$887,387,301	$231,776,063

Net Asset Value
Institutional:
Net assets	$342,614,637	$698,251,191	$674,558,019	$615,698,818	$166,384,703

Shares outstanding[2]	29,243,671	41,678,340	42,129,515	30,685,657	7,787,668

Net asset value	$11.72	$16.75	$16.01	$20.06	$21.37

Investor A:
Net assets	$155,401,870	$390,379,787	$356,117,025	$262,573,191	$62,890,733

Shares outstanding[2]	14,541,835	24,747,197	22,803,346	13,833,897	2,945,183

Net asset value	$10.69	$15.77	$15.62	$18.98	$21.35

Investor C:
Net assets	$511,172	$2,192,908	$2,531,404	$1,944,445	$553,410

Shares outstanding[2]	43,927	131,918	159,748	97,761	26,072

Net asset value	$11.64	$16.62	$15.85	$19.89	$21.23

Class K:
Net assets	$3,674,902	$6,499,517	$8,666,076	$5,732,990	$821,473

Shares outstanding[2]	314,234	388,570	541,188	284,382	38,315

Net asset value	$11.69	$16.73	$16.01	$20.16	$21.44

Class R:
Net assets	$2,060,368	$3,167,337	$3,155,198	$1,437,857	$1,125,744

Shares outstanding[2]	176,871	189,660	198,186	71,948	52,834

Net asset value	$11.65	$16.70	$15.92	$19.98	$21.31

[1] Cost — from the applicable LifePath Master Portfolio	$446,654,679	$932,364,635	$898,253,648	$723,607,750	$206,453,705

[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Operations

Year Ended December 31, 2013	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$4,189,859	$13,028,407	$16,528,837	$16,683,420	$4,643,763
Securities lending — affiliated — net	26,515	69,218	77,731	70,822	16,194
Other income — affiliated	7,845	20,144	21,074	19,624	3,957
Interest — affiliated	7,342,415	11,591,486	7,362,539	3,982,021	498,566
Expenses	(3,039,857)	(6,117,363)	(5,560,714)	(4,573,322)	(1,095,028)
Fees waived	1,645,945	3,574,313	3,464,654	3,009,754	710,046

Total income	10,172,722	22,166,205	21,894,121	19,192,319	4,777,498

Portfolio Expenses
Administration — Institutional	1,875,185	3,574,610	3,347,454	2,950,356	686,027
Administration — Investor A	862,359	2,010,788	1,762,457	1,279,301	276,620
Administration — Investor C	1,356	9,123	8,765	7,596	1,776
Administration — Class K	6,457	9,690	11,681	8,328	1,065
Administration — Class R	11,752	16,567	14,633	9,065	5,203
Service — Investor A	431,622	1,006,733	882,844	640,913	138,837
Service and distribution — Investor C	2,735	18,351	17,656	15,272	3,573
Service and distribution — Class R	11,828	16,613	14,705	9,088	5,227
Professional	19,317	19,317	19,317	19,317	19,317
Miscellaneous	325	325	325	325	325

Total expenses	3,222,936	6,682,117	6,079,837	4,939,561	1,137,970
Less fees waived by administrator	(19,317)	(19,317)	(19,317)	(19,317)	(19,317)

Total expenses after fees waived	3,203,619	6,662,800	6,060,520	4,920,244	1,118,653

Net investment income	6,969,103	15,503,405	15,833,601	14,272,075	3,658,845

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	28,025,721	74,310,992	80,596,565	73,746,453	16,594,775
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	(2,922,588)	13,363,911	35,370,954	45,539,813	15,066,645

Total realized and unrealized gain	25,103,133	87,674,903	115,967,519	119,286,266	31,661,420

Net Increase in Net Assets Resulting from Operations	$32,072,236	$103,178,308	$131,801,120	$133,558,341	$35,320,265

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	19

Statements of Changes in Net Assets

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$6,969,103	$9,835,049	$15,503,405	$19,205,866
Net realized gain	28,025,721	15,257,913	74,310,992	30,732,921
Net change in unrealized appreciation/depreciation	(2,922,588)	24,790,525	13,363,911	67,082,398

Net increase in net assets resulting from operations	32,072,236	49,883,487	103,178,308	117,021,185

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(4,891,958)	(7,061,121)	(10,742,367)	(12,211,664)
Investor A	(2,089,247)	(3,293,448)	(5,427,027)	(7,043,476)
Investor C	(1,459)	(1,233)	(12,173)	(8,645)
Class K	(64,347)	(117,736)	(108,690)	(166,928)
Class R	(21,189)	(20,400)	(31,831)	(20,272)
Net realized gain:
Institutional	(18,894,125)	(11,364,330)	(40,223,779)	(7,257,094)
Investor A	(9,134,784)	(6,014,985)	(23,303,145)	(4,611,046)
Investor C	(25,780)	(3,909)	(122,005)	(13,355)
Class K	(198,180)	(203,574)	(358,772)	(122,014)
Class R	(113,066)	(68,274)	(176,614)	(30,133)

Decrease in net assets resulting from dividends and distributions to shareholders	(35,434,135)	(28,149,010)	(80,506,403)	(31,484,627)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(82,545,369)	(51,918,696)	(37,384,842)	(130,588,457)

Net Assets
Total decrease in net assets	(85,907,268)	(30,184,219)	(14,712,937)	(45,051,899)
Beginning of year	590,170,217	620,354,436	1,115,203,677	1,160,255,576

End of year	$504,262,949	$590,170,217	$1,100,490,740	$1,115,203,677

Distributions in excess of net investment income, end of year	$(736,328)	$(637,231)	$(1,749,049)	$(930,366)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets

	LifePath 2030 Portfolio		LifePath 2040 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$15,833,601	$17,521,315	$14,272,075	$14,573,172
Net realized gain	80,596,565	26,368,726	73,746,453	22,151,518
Net change in unrealized appreciation/depreciation	35,370,954	76,597,723	45,539,813	69,895,877

Net increase in net assets resulting from operations	131,801,120	120,487,764	133,558,341	106,620,567

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(10,930,956)	(11,440,006)	(10,033,258)	(10,133,572)
Investor A	(4,993,601)	(5,788,603)	(3,932,132)	(4,504,447)
Investor C	(16,687)	(6,480)	(13,996)	(10,309)
Class K	(149,990)	(184,947)	(107,619)	(145,679)
Class R	(35,099)	(16,375)	(18,190)	(18,527)
Net realized gain:
Institutional	(42,504,851)	(16,713,997)	(39,693,037)	(13,696,639)
Investor A	(22,577,586)	(9,442,859)	(17,529,239)	(6,725,889)
Investor C	(154,148)	(26,887)	(122,565)	(30,449)
Class K	(523,522)	(291,452)	(356,573)	(203,784)
Class R	(194,194)	(55,472)	(91,998)	(46,822)

Decrease in net assets resulting from dividends and distributions to shareholders	(82,080,634)	(43,967,078)	(71,898,607)	(35,516,117)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	7,116,508	(77,236,509)	30,368,590	(43,134,663)

Net Assets
Total increase (decrease) in net assets	56,836,994	(715,823)	92,028,324	27,969,787
Beginning of year	988,190,728	988,906,551	795,358,977	767,389,190

End of year	$1,045,027,722	$988,190,728	$887,387,301	$795,358,977

Distributions in excess of net investment income, end of year	$(338,570)	$(45,838)	$(130,407)	$(297,287)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	21

Statements of Changes in Net Assets

	LifePath 2050 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$3,658,845	$2,476,477
Net realized gain	16,594,775	2,825,307
Net change in unrealized appreciation/depreciation	15,066,645	12,639,299

Net increase in net assets resulting from operations	35,320,265	17,941,083

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,749,774)	(1,805,634)
Investor A	(932,887)	(701,770)
Investor C	(4,679)	(1,169)
Class K	(15,132)	(18,331)
Class R	(15,084)	(6,558)
Net realized gain:
Institutional	(8,808,385)	(1,865,783)
Investor A	(3,323,417)	(834,250)
Investor C	(28,955)	(2,137)
Class K	(42,609)	(17,918)
Class R	(59,367)	(13,904)

Decrease in net assets resulting from dividends and distributions to shareholders	(15,980,289)	(5,267,454)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	57,501,027	38,372,478

Net Assets
Total increase in net assets	76,841,003	51,046,107
Beginning of year	154,935,060	103,888,953

End of year	$231,776,063	$154,935,060

Distributions in excess of net investment income, end of year	$(82,403)	$(23,692)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.80		$11.39		$11.55		$10.80	$9.42

Net investment income[1]	0.16		0.20		0.27		0.23	0.32
Net realized and unrealized gain	0.57		0.77		0.18		0.76	1.37

Net increase from investment operations	0.73		0.97		0.45		0.99	1.69

Dividends and distributions from[2]
Net investment income	(0.16)		(0.21)		(0.26)		(0.22)	(0.31)
Net realized gain	(0.65)		(0.35)		(0.35)		(0.02)	(0.00)[3]

Total dividends and distributions	(0.81)		(0.56)		(0.61)		(0.24)	(0.31)

Net asset value, end of year	$11.72		$11.80		$11.39		$11.55	$10.80

Total Investment Return[4]
Based on net asset value	6.25%		8.61%		3.96%		9.33%	18.25%

Ratios to Average Net Assets[5]
Total expenses	0.76%	[6,7]	0.78%	[6,7]	0.77%	[6,7]	1.11%	1.10%

Total expenses after fees waived	0.75%	[6,7]	0.78%	[6,7]	0.77%	[6,7]	0.76%	0.76%

Net investment income	1.34%	[6,7]	1.70%	[6,7]	2.27%	[6,7]	2.10%	3.13%

Supplemental Data
Net assets, end of year (000)	$342,615		$390,150		$431,982		$490,419	$438,987

Portfolio turnover of the LifePath Master Portfolio	17%	[8]	4%	[9]	4%	[9]	4% [9]	6% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%, 0.29% and 0.30% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.08% and 0.08% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	23

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.84		$10.50		$10.71		$10.03	$8.77

Net investment income[1]	0.12		0.16		0.22		0.19	0.27
Net realized and unrealized gain	0.51		0.72		0.16		0.71	1.28

Net increase from investment operations	0.63		0.88		0.38		0.90	1.55

Dividends and distributions from[2]
Net investment income	(0.13)		(0.19)		(0.24)		(0.20)	(0.29)
Net realized gain	(0.65)		(0.35)		(0.35)		(0.02)	(0.00)[3]

Total dividends and distributions	(0.78)		(0.54)		(0.59)		(0.22)	(0.29)

Net asset value, end of year	$10.69		$10.84		$10.50		$10.71	$10.03

Total Investment Return[4]
Based on net asset value	5.94%		8.46%		3.60%		9.12%	17.96%

Ratios to Average Net Assets[5]
Total expenses	1.01%	[6,7]	1.03%	[6,7]	1.02%	[6,7]	1.37%	1.34%

Total expenses after fees waived	1.00%	[6,7]	1.03%	[6,7]	1.02%	[6,7]	1.02%	1.00%

Net investment income	1.08%	[6,7]	1.47%	[6,7]	2.03%	[6,7]	1.86%	2.83%

Supplemental Data
Net assets, end of year (000)	$155,402		$189,898		$183,967		$181,297	$147,741

Portfolio turnover of the LifePath Master Portfolio	17%	[8]	4%	[9]	4%	[9]	4% [9]	6% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%, 0.29% and 0.30% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.08% and 0.08% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Year Ended December 31,						Period May 3, 2010[1] to December 31,
	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$11.76		$11.36		$11.55		$11.22

Net investment income[2]	0.04		0.08		0.17		0.09
Net realized and unrealized gain	0.56		0.77		0.16		0.37

Net increase from investment operations	0.60		0.85		0.33		0.46

Dividends and distributions from[3]
Net investment income	(0.07)		(0.10)		(0.17)		(0.11)
Net realized gain	(0.65)		(0.35)		(0.35)		(0.02)

Total dividends and distributions	(0.72)		(0.45)		(0.52)		(0.13)

Net asset value, end of period	$11.64		$11.76		$11.36		$11.55

Total Investment Return[4]
Based on net asset value	5.12%		7.55%		2.86%		4.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.77%	[7,8]	1.78%	[7,8]	1.78%	[7,8]	2.11%	[9]

Total expenses after fees waived	1.76%	[7,8]	1.78%	[7,8]	1.78%	[7,8]	1.77%	[9]

Net investment income	0.33%	[7,8]	0.70%	[7,8]	1.42%	[7,8]	1.23%	[9]

Supplemental Data
Net assets, end of period (000)	$511		$135		$55		$21

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%, 0.29% and 0.30% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.08% and 0.08% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14%, for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	25

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.78		$11.37		$11.54		$10.78	$9.44

Net investment income[1]	0.20		0.25		0.32		0.28	0.35
Net realized and unrealized gain	0.56		0.77		0.17		0.76	1.33

Net increase from investment operations	0.76		1.02		0.49		1.04	1.68

Dividends and distributions from[2]
Net investment income	(0.20)		(0.26)		(0.31)		(0.26)	(0.34)
Net realized gain	(0.65)		(0.35)		(0.35)		(0.02)	(0.00)[3]

Total dividends and distributions	(0.85)		(0.61)		(0.66)		(0.28)	(0.34)

Net asset value, end of year	$11.69		$11.78		$11.37		$11.54	$10.78

Total Investment Return[4]
Based on net asset value	6.54%		9.03%		4.27%		9.82%	18.53%

Ratios to Average Net Assets[5]
Total expenses	0.40%	[6,7]	0.43%	[6,7]	0.44%	[6,7]	0.76%	0.74%

Total expenses after fees waived	0.40%	[6,7]	0.43%	[6,7]	0.43%	[6,7]	0.41%	0.40%

Net investment income	1.67%	[6,7]	2.07%	[6,7]	2.69%	[6,7]	2.49%	3.43%

Supplemental Data
Net assets, end of year (000)	$3,675		$7,378		$4,309		$769	$292

Portfolio turnover of the LifePath Master Portfolio	17%	[8]	4%	[9]	4%	[9]	4% [9]	6% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%, 0.30% and 0.29% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.08% and 0.08% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.75		$11.36		$11.54		$11.22

Net investment income[2]	0.10		0.17		0.21		0.14
Net realized and unrealized gain	0.55		0.76		0.17		0.36

Net increase from investment operations	0.65		0.93		0.38		0.50

Dividends and distributions from[3]
Net investment income	(0.10)		(0.19)		(0.21)		(0.16)
Net realized gain	(0.65)		(0.35)		(0.35)		(0.02)

Total dividends and distributions	(0.75)		(0.54)		(0.56)		(0.18)

Net asset value, end of period	$11.65		$11.75		$11.36		$11.54

Total Investment Return[4]
Based on net asset value	5.61%		8.26%		3.32%		4.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.26%	[7,8]	1.27%	[7,8]	1.28%	[7,8]	1.61%	[9]

Total expenses after fees waived	1.25%	[7,8]	1.26%	[7,8]	1.27%	[7,8]	1.26%	[9]

Net investment income	0.85%	[7,8]	1.38%	[7,8]	1.76%	[7,8]	1.84%	[9]

Supplemental Data
Net assets, end of period (000)	$2,060		$2,609		$41		$33

Portfolio turnover of the LifePath Master Portfolio	17%	[10]	4%	[11]	4%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%, 0.32% and 0.29% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, 0.08% and 0.08% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20% and 14% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	27

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.42		$15.22		$15.92		$14.62	$12.32

Net investment income[1]	0.25		0.29		0.33		0.29	0.35
Net realized and unrealized gain (loss)	1.32		1.38		(0.09)		1.28	2.38

Net increase from investment operations	1.57		1.67		0.24		1.57	2.73

Dividends and distributions from[2]
Net investment income	(0.26)		(0.29)		(0.33)		(0.27)	(0.43)
Net realized gain	(0.98)		(0.18)		(0.61)		—	—
Tax return of capital	—		—		—		—	(0.00)[3]

Total dividends and distributions	(1.24)		(0.47)		(0.94)		(0.27)	(0.43)

Net asset value, end of year	$16.75		$16.42		$15.22		$15.92	$14.62

Total Investment Return[4]
Based on net asset value	9.67%		10.99%		1.46%		10.90%	22.71%

Ratios to Average Net Assets[5]
Total expenses	0.73%	[6,7]	0.75%	[6,7]	0.75%	[6,7]	1.08%	1.08%

Total expenses after fees waived	0.73%	[6,7]	0.75%	[6,7]	0.74%	[6,7]	0.73%	0.72%

Net investment income	1.47%	[6,7]	1.77%	[6,7]	2.05%	[6,7]	1.95%	2.65%

Supplemental Data
Net assets, end of year (000)	$698,251		$688,545		$752,092		$843,339	$663,890

Portfolio turnover of the LifePath Master Portfolio	19%	[8]	5%	[9]	5%	[9]	4% [9]	6% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.11% and 0.11% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13% and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.53		$14.43		$15.14		$13.93	$11.75

Net investment income[1]	0.19		0.24		0.28		0.24	0.30
Net realized and unrealized gain (loss)	1.25		1.30		(0.09)		1.21	2.28

Net increase from investment operations	1.44		1.54		0.19		1.45	2.58

Dividends and distributions from[2]
Net investment income	(0.22)		(0.26)		(0.29)		(0.24)	(0.40)
Net realized gain	(0.98)		(0.18)		(0.61)		—	—
Tax return of capital	—		—		—		—	(0.00)[3]

Total dividends and distributions	(1.20)		(0.44)		(0.90)		(0.24)	(0.40)

Net asset value, end of year	$15.77		$15.53		$14.43		$15.14	$13.93

Total Investment Return[4]
Based on net asset value	9.39%		10.67%		1.26%		10.56%	22.42%

Ratios to Average Net Assets[5]
Total expenses	0.98%	[6,7]	1.00%	[6,7]	1.00%	[6,7]	1.34%	1.33%

Total expenses after fees waived	0.98%	[6,7]	1.00%	[6,7]	1.00%	[6,7]	0.99%	0.97%

Net investment income	1.21%	[6,7]	1.55%	[6,7]	1.82%	[6,7]	1.71%	2.42%

Supplemental Data
Net assets, end of year (000)	$390,380		$410,926		$401,477		$376,851	$268,514

Portfolio turnover of the LifePath Master Portfolio	19%	[8]	5%	[9]	5%	[9]	4% [9]	6% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.11% and 0.11% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13% and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	29

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.32		$15.16		$15.89		$15.29

Net investment income[2]	0.09		0.14		0.17		0.12
Net realized and unrealized gain (loss)	1.30		1.36		(0.09)		0.64

Net increase from investment operations	1.39		1.50		0.08		0.76
Dividends and distributions from[3]
Net investment income	(0.11)		(0.16)		(0.20)		(0.16)
Net realized gain	(0.98)		(0.18)		(0.61)		—

Total dividends and distributions	(1.09)		(0.34)		(0.81)		(0.16)

Net asset value, end of period	$16.62		$16.32		$15.16		$15.89

Total Investment Return[4]
Based on net asset value	8.58%		9.87%		0.47%		5.03%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.73%	[7,8]	1.75%	[7,8]	1.75%	[7,8]	2.09%	[9]

Total expenses after fees waived	1.73%	[7,8]	1.75%	[7,8]	1.75%	[7,8]	1.74%	[9]

Net investment income	0.51%	[7,8]	0.87%	[7,8]	1.05%	[7,8]	1.23%	[9]

Supplemental Data
Net assets, end of period (000)	$2,193		$1,262		$301		$116

Portfolio turnover of the LifePath Master Portfolio	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.11% and 0.11% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Year Ended December 31,
	2013		2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.39		$15.20		$15.91		$14.61	$12.33

Net investment income[1]	0.30		0.35		0.40		0.34	0.40
Net realized and unrealized gain (loss)	1.33		1.37		(0.12)		1.28	2.35

Net increase from investment operations	1.63		1.72		0.28		1.62	2.75

Dividends and distributions from[2]
Net investment income	(0.31)		(0.35)		(0.38)		(0.32)	(0.47)
Net realized gain	(0.98)		(0.18)		(0.61)		—	—
Tax return of capital	—		—		—		—	(0.00)[3]

Total dividends and distributions	(1.29)		(0.53)		(0.99)		(0.32)	(0.47)

Net asset value, end of year	$16.73		$16.39		$15.20		$15.91	$14.61

Total Investment Return[4]
Based on net asset value	10.11%		11.36%		1.78%		11.28%	23.15%

Ratios to Average Net Assets[5]
Total expenses	0.38%	[6,7]	0.40%	[6,7]	0.40%	[6,7]	0.74%	0.73%

Total expenses after fees waived	0.37%	[6,7]	0.40%	[6,7]	0.40%	[6,7]	0.39%	0.37%

Net investment income	1.77%	[6,7]	2.18%	[6,7]	2.47%	[6,7]	2.29%	3.05%

Supplemental Data
Net assets, end of year (000)	$6,500		$11,609		$6,224		$2,485	$967

Portfolio turnover of the LifePath Master Portfolio	19%	[8]	5%	[9]	5%	[9]	4% [9]	6% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32% for each of the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.11% and 0.11% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13% and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	31

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Year Ended December 31,						Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.36		$15.20		$15.88		$15.29

Net investment income[2]	0.16		0.25		0.24		0.23
Net realized and unrealized gain (loss)	1.33		1.32		(0.07)		0.57

Net increase from investment operations	1.49		1.57		0.17		0.80

Dividends and distributions from[3]
Net investment income	(0.17)		(0.23)		(0.24)		(0.21)
Net realized gain	(0.98)		(0.18)		(0.61)		—

Total dividends and distributions	(1.15)		(0.41)		(0.85)		(0.21)

Net asset value, end of period	$16.70		$16.36		$15.20		$15.88

Total Investment Return[4]
Based on net asset value	9.20%		10.36%		1.06%		5.34%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.23%	[7,8]	1.25%	[7,8]	1.25%	[7,8]	1.58%	[9]

Total expenses after fees waived	1.23%	[7,8]	1.25%	[7,8]	1.25%	[7,8]	1.23%	[9]

Net investment income	0.94%	[7,8]	1.53%	[7,8]	1.51%	[7,8]	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$3,167		$2,862		$161		$81

Portfolio turnover of the LifePath Master Portfolio	19%	[10]	5%	[11]	5%	[11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%, 0.33% and 0.32% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, 0.11% and 0.11% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23% and 13% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.25		$14.11		$14.63	$13.31	$10.92

Net investment income[1]	0.26		0.28		0.28	0.25	0.29
Net realized and unrealized gain (loss)	1.80		1.56		(0.37)	1.31	2.46

Net increase (decrease) from investment operations	2.06		1.84		(0.09)	1.56	2.75

Dividends and distributions from[2]
Net investment income	(0.26)		(0.28)		(0.27)	(0.24)	(0.36)
Net realized gain	(1.04)		(0.42)		(0.16)	—	—
Tax return of capital	—		—		—	—	(0.00)[3]

Total dividends and distributions	(1.30)		(0.70)		(0.43)	(0.24)	(0.36)

Net asset value, end of year	$16.01		$15.25		$14.11	$14.63	$13.31

Total Investment Return[4]
Based on net asset value	13.66%		13.09%		(0.63)%	11.86%	25.77%

Ratios to Average Net Assets[5]
Total expenses	0.70%	[6,7]	0.73%	[6,7]	0.73% [6,7]	1.07%	1.06%

Total expenses after fees waived	0.70%	[6,7]	0.73%	[6,7]	0.72% [6,7]	0.70%	0.70%

Net investment income	1.62%	[6,7]	1.84%	[6,7]	1.88% [6,7]	1.85%	2.47%

Supplemental Data
Net assets, end of year (000)	$674,558		$630,131		$642,867	$696,817	$517,817

Portfolio turnover of the LifePath Master Portfolio	22%	[8]	5%	[9]	7% [9]	3% [9]	7% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%, 0.34% and 0.34% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.13% and 0.13% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10% and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	33

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$14.90		$13.81		$14.33	$13.05	$10.71

Net investment income[1]	0.21		0.24		0.24	0.21	0.26
Net realized and unrealized gain (loss)	1.77		1.52		(0.36)	1.28	2.41

Net increase (decrease) from investment operations	1.98		1.76		(0.12)	1.49	2.67

Dividends and distributions from[2]
Net investment income	(0.22)		(0.25)		(0.24)	(0.21)	(0.33)
Net realized gain	(1.04)		(0.42)		(0.16)	—	—
Tax return of capital	—		—		—	—	(0.00)[3]

Total dividends and distributions	(1.26)		(0.67)		(0.40)	(0.21)	(0.33)

Net asset value, end of year	$15.62		$14.90		$13.81	$14.33	$13.05

Total Investment Return[4]
Based on net asset value	13.44%		12.75%		(0.87)%	11.53%	25.51%

Ratios to Average Net Assets[5]
Total expenses	0.95%	[6,7]	0.98%	[6,7]	0.98% [6,7]	1.32%	1.31%

Total expenses after fees waived	0.95%	[6,7]	0.98%	[6,7]	0.97% [6,7]	0.96%	0.95%

Net investment income	1.36%	[6,7]	1.62%	[6,7]	1.65% [6,7]	1.60%	2.23%

Supplemental Data
Net assets, end of year (000)	$356,117		$343,885		$339,249	$307,189	$210,372

Portfolio turnover of the LifePath Master Portfolio	22%	[8]	5%	[9]	7% [9]	3% [9]	7% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%, 0.34% and 0.34% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.13% and 0.13% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10% and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.13		$14.05		$14.62	$13.97

Net investment income[2]	0.13		0.16		0.14	0.10
Net realized and unrealized gain (loss)	1.76		1.51		(0.38)	0.67

Net increase (decrease) from investment operations	1.89		1.67		(0.24)	0.77

Dividends and distributions from[3]
Net investment income	(0.13)		(0.17)		(0.17)	(0.12)
Net realized gain	(1.04)		(0.42)		(0.16)	—

Total dividends and distributions	(1.17)		(0.59)		(0.33)	(0.12)

Net asset value, end of period	$15.85		$15.13		$14.05	$14.62

Total Investment Return[4]
Based on net asset value	12.59%		11.92%		(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.71%	[7,8]	1.72%	[7,8]	1.74% [7,8]	2.07%	[9]

Total expenses after fees waived	1.71%	[7,8]	1.72%	[7,8]	1.74% [7,8]	1.71%	[9]

Net investment income	0.79%	[7,8]	1.05%	[7,8]	1.01% [7,8]	1.09%	[9]

Supplemental Data
Net assets, end of period (000)	$2,531		$1,010		$154	$21

Portfolio turnover of the LifePath Master Portfolio	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.35% and 0.34% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.13% and 0.13% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	35

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.25		$14.12		$14.63	$13.30	$10.92

Net investment income[1]	0.31		0.34		0.35	0.29	0.38
Net realized and unrealized gain (loss)	1.81		1.55		(0.37)	1.32	2.40

Net increase (decrease) from investment operations	2.12		1.89		(0.02)	1.61	2.78

Dividends and distributions from[2]
Net investment income	(0.32)		(0.34)		(0.33)	(0.28)	(0.40)
Net realized gain	(1.04)		(0.42)		(0.16)	—	—
Tax return of capital	—		—		—	—	(0.00)[3]

Total dividends and distributions	(1.36)		(0.76)		(0.49)	(0.28)	(0.40)

Net asset value, end of year	$16.01		$15.25		$14.12	$14.63	$13.30

Total Investment Return[4]
Based on net asset value	14.05%		13.43%		(0.20)%	12.32%	26.23%

Ratios to Average Net Assets[5]
Total expenses	0.35%	[6,7]	0.38%	[6,7]	0.38% [6,7]	0.72%	0.71%

Total expenses after fees waived	0.35%	[6,7]	0.38%	[6,7]	0.38% [6,7]	0.35%	0.35%

Net investment income	1.95%	[6,7]	2.26%	[6,7]	2.41% [6,7]	2.17%	3.19%

Supplemental Data
Net assets, end of year (000)	$8,666		$11,077		$6,448	$1,849	$396

Portfolio turnover of the LifePath Master Portfolio	22%	[8]	5%	[9]	7% [9]	3% [9]	7% [9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[6]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.35% and 0.34% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[7]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.13% and 0.13% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10% and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.17		$14.08		$14.60	$13.97

Net investment income[2]	0.18		0.28		0.20	0.22
Net realized and unrealized gain (loss)	1.80		1.47		(0.36)	0.60

Net increase (decrease) from investment operations	1.98		1.75		(0.16)	0.82

Dividends and distributions from[3]
Net investment income	(0.19)		(0.24)		(0.20)	(0.19)
Net realized gain	(1.04)		(0.42)		(0.16)	—

Total dividends and distributions	(1.23)		(0.66)		(0.36)	(0.19)

Net asset value, end of period	$15.92		$15.17		$14.08	$14.60

Total Investment Return[4]
Based on net asset value	13.14%		12.48%		(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.21%	[7,8]	1.22%	[7,8]	1.23% [7,8]	1.56%	[9]

Total expenses after fees waived	1.21%	[7,8]	1.22%	[7,8]	1.23% [7,8]	1.20%	[9]

Net investment income	1.15%	[7,8]	1.84%	[7,8]	1.41% [7,8]	2.39%	[9]

Supplemental Data
Net assets, end of period (000)	$3,155		$2,088		$188	$75

Portfolio turnover of the LifePath Master Portfolio	22%	[10]	5%	[11]	7% [11]	3%	[11]

[1]	Commencement of opeartions.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%, 0.35% and 0.34% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.13% and 0.13% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20% and 10% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	37

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$18.62		$16.98		$17.78	$16.04	$12.88

Net investment income[1]	0.35		0.35		0.31	0.28	0.32
Net realized and unrealized gain (loss)	2.77		2.14		(0.73)	1.73	3.22

Net increase (decrease) from investment operations	3.12		2.49		(0.42)	2.01	3.54

Dividends and distributions from[2]
Net investment income	(0.34)		(0.36)		(0.30)	(0.27)	(0.38)
Net realized gain	(1.34)		(0.49)		(0.08)	—	—

Total dividends and distributions	(1.68)		(0.85)		(0.38)	(0.27)	(0.38)

Net asset value, end of year	$20.06		$18.62		$16.98	$17.78	$16.04

Total Investment Return[3]
Based on net asset value	16.92%		14.73%		(2.38)%	12.71%	28.08%

Ratios to Average Net Assets[4]
Total expenses	0.69%	[5,6]	0.71%	[5,6]	0.71% [5,6]	1.06%	1.05%

Total expenses after fees waived	0.68%	[5,6]	0.71%	[5,6]	0.70% [5,6]	0.69%	0.69%

Net investment income	1.75%	[5,6]	1.91%	[5,6]	1.73% [5,6]	1.75%	2.33%

Supplemental Data
Net assets, end of year (000)	$615,699		$536,902		$528,655	$556,626	$435,317

Portfolio turnover of the LifePath Master Portfolio	26%	[7]	4%	[8]	8% [8]	4% [8]	6% [8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.36% and 0.35% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15% and 0.15% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9% and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$17.69		$16.18		$16.97	$15.33	$12.32

Net investment income[1]	0.28		0.30		0.25	0.23	0.28
Net realized and unrealized gain (loss)	2.64		2.02		(0.70)	1.65	3.08

Net increase (decrease) from investment operations	2.92		2.32		(0.45)	1.88	3.36

Dividends and distributions from[2]
Net investment income	(0.29)		(0.32)		(0.26)	(0.24)	(0.35)
Net realized gain	(1.34)		(0.49)		(0.08)	—	—

Total dividends and distributions	(1.63)		(0.81)		(0.34)	(0.24)	(0.35)

Net asset value, end of year	$18.98		$17.69		$16.18	$16.97	$15.33

Total Investment Return[3]
Based on net asset value	16.70%		14.41%		(2.65)%	12.40%	27.85%

Ratios to Average Net Assets[4]
Total expenses	0.94%	[5,6]	0.96%	[5,6]	0.96% [5,6]	1.31%	1.30%

Total expenses after fees waived	0.93%	[5,6]	0.96%	[5,6]	0.95% [5,6]	0.94%	0.94%

Net investment income	1.48%	[5,6]	1.69%	[5,6]	1.50% [5,6]	1.50%	2.08%

Supplemental Data
Net assets, end of year (000)	$262,573		$247,317		$233,427	$224,164	$156,564

Portfolio turnover of the LifePath Master Portfolio	26%	[7]	4%	[8]	8% [8]	4% [8]	6% [8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.36% and 0.35% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15% and 0.15% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9% and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	39

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$18.49		$16.92		$17.77	$16.89

Net investment income[2]	0.17		0.21		0.13	0.12
Net realized and unrealized gain (loss)	2.73		2.08		(0.73)	0.90

Net increase (decrease) from investment operations	2.90		2.29		(0.60)	1.02

Dividends and distributions from[3]
Net investment income	(0.16)		(0.23)		(0.17)	(0.14)
Net realized gain	(1.34)		(0.49)		(0.08)	—

Total dividends and distributions	(1.50)		(0.72)		(0.25)	(0.14)

Net asset value, end of period	$19.89		$18.49		$16.92	$17.77

Total Investment Return[4]
Based on net asset value	15.80%		13.59%		(3.39)%	6.15%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.69%	[7,8]	1.71%	[7,8]	1.72% [7,8]	2.06%	[9]

Total expenses after fees waived	1.69%	[7,8]	1.71%	[7,8]	1.71% [7,8]	1.69%	[9]

Net investment income	0.85%	[7,8]	1.12%	[7,8]	0.72% [7,8]	1.11%	[9]

Supplemental Data
Net assets, end of period (000)	$1,944		$1,185		$98	$21

Portfolio turnover of the LifePath Master Portfolio	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.36% and 0.35% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15% and 0.15% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$18.69		$17.05		$17.84	$16.03	$12.87

Net investment income[1]	0.41		0.44		0.46	0.39	0.38
Net realized and unrealized gain (loss)	2.81		2.12		(0.80)	1.70	3.21

Net increase (decrease) from investment operations	3.22		2.56		(0.34)	2.09	3.59

Dividends and distributions from[2]
Net investment income	(0.41)		(0.43)		(0.37)	(0.28)	(0.43)
Net realized gain	(1.34)		(0.49)		(0.08)	—	—

Total dividends and distributions	(1.75)		(0.92)		(0.45)	(0.28)	(0.43)

Net asset value, end of year	$20.16		$18.69		$17.05	$17.84	$16.03

Total Investment Return[3]
Based on net asset value	17.41%		15.08%		(1.95)%	13.18%	28.52%

Ratios to Average Net Assets[4]
Total expenses	0.33%	[5,6]	0.36%	[5,6]	0.37% [5,6]	0.70%	0.70%

Total expenses after fees waived	0.33%	[5,6]	0.36%	[5,6]	0.36% [5,6]	0.33%	0.34%

Net investment income	2.05%	[5,6]	2.36%	[5,6]	2.60% [5,6]	2.34%	2.73%

Supplemental Data
Net assets, end of year (000)	$5,733		$8,038		$4,749	$144	$11

Portfolio turnover of the LifePath Master Portfolio	26%	[7]	4%	[8]	8% [8]	4% [8]	6% [8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.36% and 0.35% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15% and 0.15% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9% and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	41

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$18.54		$16.93		$17.74	$16.89

Net investment income[2]	0.22		0.34		0.23	0.34
Net realized and unrealized gain (loss)	2.78		2.05		(0.74)	0.73

Net increase (decrease) from investment operations	3.00		2.39		(0.51)	1.07

Dividends and distributions from[3]
Net investment income	(0.22)		(0.29)		(0.22)	(0.22)
Net realized gain	(1.34)		(0.49)		(0.08)	—

Total dividends and distributions	(1.56)		(0.78)		(0.30)	(0.22)

Net asset value, end of period	$19.98		$18.54		$16.93	$17.74

Total Investment Return[4]
Based on net asset value	16.33%		14.19%		(2.88)%	6.47%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.19%	[7,8]	1.21%	[7,8]	1.22% [7,8]	1.55%	[9]

Total expenses after fees waived	1.18%	[7,8]	1.21%	[7,8]	1.22% [7,8]	1.19%	[9]

Net investment income	1.12%	[7,8]	1.83%	[7,8]	1.35% [7,8]	3.13%	[9]

Supplemental Data
Net assets, end of period (000)	$1,438		$1,917		$460	$126

Portfolio turnover of the LifePath Master Portfolio	26%	[10]	4%	[11]	8% [11]	4%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%, 0.37% and 0.35% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, 0.15% and 0.15% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20% and 9% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.18		$17.16		$18.58	$16.81	$13.46

Net investment income[1]	0.41		0.37		0.31	0.31	0.38
Net realized and unrealized gain (loss)	3.36		2.37		(0.99)	1.91	3.68

Net increase (decrease) from investment operations	3.77		2.74		(0.68)	2.22	4.06

Dividends and distributions from[2]
Net investment income	(0.39)		(0.37)		(0.29)	(0.28)	(0.16)
Net realized gain	(1.19)		(0.35)		(0.45)	(0.17)	(0.55)

Total dividends and distributions	(1.58)		(0.72)		(0.74)	(0.45)	(0.71)

Net asset value, end of year	$21.37		$19.18		$17.16	$18.58	$16.81

Total Investment Return[3]
Based on net asset value	19.82%		16.05%		(3.78)%	13.43%	30.35%

Ratios to Average Net Assets[4]
Total expenses	0.71%	[5,6]	0.72%	[5,6]	0.71% [5,6]	1.09%	1.27%

Total expenses after fees waived	0.70%	[5,6]	0.71%	[5,6]	0.68% [5,6]	0.67%	0.67%

Net investment income	1.97%	[5,6]	1.99%	[5,6]	1.69% [5,6]	1.83%	2.39%

Supplemental Data
Net assets, end of year (000)	$166,385		$106,813		$70,555	$50,613	$13,992

Portfolio turnover of the LifePath Master Portfolio	28%	[7]	5%	[8]	13% [8]	5% [8]	12% [8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the two years ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%, 0.39% and 0.40% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.15% and 0.17% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12% and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	43

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.17		$17.15		$18.58	$16.82	$13.47

Net investment income[1]	0.35		0.33		0.26	0.28	0.41
Net realized and unrealized gain (loss)	3.36		2.36		(0.99)	1.90	3.63

Net increase (decrease) from investment operations	3.71		2.69		(0.73)	2.18	4.04

Dividends and distributions from[2]
Net investment income	(0.34)		(0.32)		(0.25)	(0.25)	(0.14)
Net realized gain	(1.19)		(0.35)		(0.45)	(0.17)	(0.55)

Total dividends and distributions	(1.53)		(0.67)		(0.70)	(0.42)	(0.69)

Net asset value, end of year	$21.35		$19.17		$17.15	$18.58	$16.82

Total Investment Return[3]
Based on net asset value	19.48%		15.80%		(4.06)%	13.14%	30.08%

Ratios to Average Net Assets[4]
Total expenses	0.96%	[5,6]	0.97%	[5,6]	0.96% [5,6]	1.34%	1.35%

Total expenses after fees waived	0.95%	[5,6]	0.96%	[5,6]	0.94% [5,6]	0.92%	0.84%

Net investment income	1.67%	[5,6]	1.77%	[5,6]	1.44% [5,6]	1.67%	2.45%

Supplemental Data
Net assets, end of year (000)	$62,891		$46,189		$32,617	$18,809	$3,056

Portfolio turnover of the LifePath Master Portfolio	28%	[7]	5%	[8]	13% [8]	5% [8]	12% [8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the two years ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%, 0.39% and 0.40% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.15% and 0.17% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12% and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.10		$17.10		$18.57	$17.75

Net investment income[2]	0.24		0.17		0.12	0.12
Net realized and unrealized gain (loss)	3.30		2.37		(0.99)	1.02

Net increase (decrease) from investment operations	3.54		2.54		(0.87)	1.14

Dividends and distributions from[3]
Net investment income	(0.22)		(0.19)		(0.15)	(0.15)
Net realized gain	(1.19)		(0.35)		(0.45)	(0.17)

Total dividends and distributions	(1.41)		(0.54)		(0.60)	(0.32)

Net asset value, end of period	$21.23		$19.10		$17.10	$18.57

Total Investment Return[4]
Based on net asset value	18.60%		14.93%		(4.76)%	6.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.72%	[7,8]	1.72%	[7,8]	1.71% [7,8]	2.07%	[9]

Total expenses after fees waived	1.71%	[7,8]	1.70%	[7,8]	1.69% [7,8]	1.64%	[9]

Net investment income	1.14%	[7,8]	0.91%	[7,8]	0.63% [7,8]	1.04%	[9]

Supplemental Data
Net assets, end of period (000)	$553		$118		$39	$21

Portfolio turnover of the LifePath Master Portfolio	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%, 0.39% and 0.40% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.15% and 0.17% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	45

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.24		$17.20		$18.63	$16.85	$13.46

Net investment income[1]	0.46		0.45		0.47	0.37	0.64
Net realized and unrealized gain (loss)	3.39		2.37		(1.10)	1.91	3.49

Net increase (decrease) from investment operations	3.85		2.82		(0.63)	2.28	4.13

Dividends and distributions from[2]
Net investment income	(0.46)		(0.43)		(0.35)	(0.33)	(0.19)
Net realized gain	(1.19)		(0.35)		(0.45)	(0.17)	(0.55)

Total dividends and distributions	(1.65)		(0.78)		(0.80)	(0.50)	(0.74)

Net asset value, end of year	$21.44		$19.24		$17.20	$18.63	$16.85

Total Investment Return[3]
Based on net asset value	20.19%		16.53%		(3.48)%	13.79%	30.89%

Ratios to Average Net Assets[4]
Total expenses	0.36%	[5,6]	0.37%	[5,6]	0.36% [5,6]	0.76%	1.37%

Total expenses after fees waived	0.35%	[5,6]	0.36%	[5,6]	0.34% [5,6]	0.33%	0.58%

Net investment income	2.22%	[5,6]	2.38%	[5,6]	2.56% [5,6]	2.19%	4.34%

Supplemental Data
Net assets, end of year (000)	$821		$1,018		$625	$86	$55

Portfolio turnover of the LifePath Master Portfolio	28%	[7]	5%	[8]	13% [8]	5% [8]	12% [8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010, which include gross expenses.

[5]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%, 0.39% and 0.40% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.15% and 0.17% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[8]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12% and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Year Ended December 31,					Period May 3, 2010[1] to December 31, 2010
	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.14		$17.13		$18.56	$17.75

Net investment income[2]	0.30		0.37		0.22	0.22
Net realized and unrealized gain (loss)	3.35		2.29		(1.00)	0.97

Net increase (decrease) from investment operations	3.65		2.66		(0.78)	1.19

Dividends and distributions from[3]
Net investment income	(0.29)		(0.30)		(0.20)	(0.21)
Net realized gain	(1.19)		(0.35)		(0.45)	(0.17)

Total dividends and distributions	(1.48)		(0.65)		(0.65)	(0.38)

Net asset value, end of period	$21.31		$19.14		$17.13	$18.56

Total Investment Return[4]
Based on net asset value	19.19%		15.59%		(4.29)%	6.87%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.21%	[7,8]	1.22%	[7,8]	1.21% [7,8]	1.57%	[9]

Total expenses after fees waived	1.20%	[7,8]	1.20%	[7,8]	1.19% [7,8]	1.16%	[9]

Net investment income	1.42%	[7,8]	1.98%	[7,8]	1.18% [7,8]	1.99%	[9]

Supplemental Data
Net assets, end of period (000)	$1,126		$796		$53	$40

Portfolio turnover of the LifePath Master Portfolio	28%	[10]	5%	[11]	13% [11]	5%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]

Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%, 0.39% and 0.40% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, 0.15% and 0.17% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[11]

Excludes the LifePath Master Portfolio’s purchases or sales of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19% and 12% for the years ended December 31, 2012, December 31, 2011 and the period ended December 31, 2010, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	47

Notes to Financial Statements	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Retirement Portfolio, LifePath 2020 Portfolio®, LifePath 2030 Portfolio®, LifePath 2040 Portfolio® and LifePath® 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (31.8%, 38.9%, 39.5%, 43.0% and 55.9% for the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of December 31, 2013). As such, the financial statements of each corresponding LifePath Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each LifePath Portfolio’s financial statements.

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

48	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to these independent expenses through April 30, 2023. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2013, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath Retirement Portfolio	$593
LifePath 2020 Portfolio	$652
LifePath 2030 Portfolio	$3,484
LifePath 2040 Portfolio	$757
LifePath 2050 Portfolio	$293

For the year ended December 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor C
LifePath Retirement Portfolio	$4	$3
LifePath 2030 Portfolio	—	$20
LifePath 2040 Portfolio	—	$125
LifePath 2050 Portfolio	—	$18

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

BLACKROCK FUNDS III	DECEMBER 31, 2013	49

Notes to Financial Statements (continued)	BlackRock Funds III

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

		LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Ordinary income	12/31/13	$15,218,241	$36,244,798	$36,948,875	$33,340,833	$7,647,321
	12/31/12	17,326,571	31,484,627	27,100,631	21,470,498	2,727,793
Long-term capital gains	12/31/13	20,215,894	44,261,605	45,131,759	38,557,774	8,332,968
	12/31/12	10,822,439	—	16,866,447	14,045,619	2,539,661

Total	12/31/13	$35,434,135	$80,506,403	$82,080,634	$71,898,607	$15,980,289

	12/31/12	$28,149,010	$31,484,627	$43,967,078	$35,516,117	$5,267,454

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Undistributed ordinary income	$1,398,899	$3,870,670	$5,182,962	$4,927,752	$1,154,274
Undistributed long-term capital gains	4,775,446	14,975,382	14,141,559	13,159,601	3,504,998
Net unrealized gains[1]	53,338,902	136,494,021	112,060,037	137,253,466	26,107,977

Total	$59,513,247	$155,340,073	$131,384,558	$155,340,819	$30,767,249

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,754,942	$69,133,616	7,203,102	$85,592,549
Shares issued to shareholders in reinvestment of dividends and distributions	2,025,766	23,782,749	1,507,204	17,797,116
Shares redeemed	(11,587,751)	(138,829,774)	(13,597,881)	(160,901,524)

Net decrease	(3,807,043)	$(45,913,409)	(4,887,575)	$(57,511,859)

Investor A
Shares sold	2,099,976	$23,169,542	4,380,445	$47,915,846
Shares issued to shareholders in reinvestment of dividends and distributions	1,047,063	11,224,034	836,200	9,076,610
Shares redeemed	(6,125,072)	(67,169,112)	(5,211,832)	(57,077,393)

Net increase (decrease)	(2,978,033)	$(32,775,536)	4,813	$(84,937)

Investor C
Shares sold	30,761	$366,522	13,899	$163,679
Shares issued to shareholders in reinvestment of dividends and distributions	2,230	25,977	55	656
Shares redeemed	(537)	(6,351)	(7,293)	(87,306)

Net increase	32,454	$386,148	6,661	$77,029

Class K
Shares sold	135,948	$1,639,652	317,052	$3,794,750
Shares issued to shareholders in reinvestment of dividends and distributions	22,396	262,527	27,237	321,310
Shares redeemed	(470,427)	(5,625,111)	(97,137)	(1,155,740)

Net increase (decrease)	(312,083)	$(3,722,932)	247,152	$2,960,320

50	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath Retirement Portfolio (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	76,366	$913,862	225,054	$2,722,159
Shares issued to shareholders in reinvestment of dividends and distributions	11,490	134,000	7,344	86,513
Shares redeemed	(133,069)	(1,567,502)	(13,938)	(167,921)

Net increase (decrease)	(45,213)	$(519,640)	218,460	$2,640,751

Total Net Decrease	(7,109,918)	$(82,545,369)	(4,410,489)	$(51,918,696)

LifePath 2020 Portfolio
Institutional
Shares sold	8,511,753	$144,336,416	8,994,910	$145,159,817
Shares issued to shareholders in reinvestment of dividends and distributions	3,047,166	50,958,124	1,173,906	19,103,123
Shares redeemed	(11,824,424)	(200,561,646)	(17,638,178)	(281,874,592)

Net decrease	(265,505)	$(5,267,106)	(7,469,362)	$(117,611,652)

Investor A
Shares sold	2,956,608	$47,519,740	5,549,681	$84,086,546
Shares issued to shareholders in reinvestment of dividends and distributions	1,822,504	28,730,172	739,699	11,383,520
Shares redeemed	(6,496,963)	(104,174,457)	(7,652,194)	(116,942,104)

Net decrease	(1,717,851)	$(27,924,545)	(1,362,814)	$(21,472,038)

Investor C
Shares sold	87,370	$1,468,984	74,820	$1,200,698
Shares issued to shareholders in reinvestment of dividends and distributions	8,069	133,905	260	4,219
Shares redeemed	(40,854)	(689,488)	(17,627)	(281,170)

Net increase	54,585	$913,401	57,453	$923,747

Class K
Shares sold	165,581	$2,808,655	549,632	$8,932,356
Shares issued to shareholders in reinvestment of dividends and distributions	27,980	467,462	17,709	288,942
Shares redeemed	(513,349)	(8,608,694)	(268,332)	(4,315,947)

Net increase (decrease)	(319,788)	$(5,332,577)	299,009	$4,905,351

Class R
Shares sold	94,473	$1,584,703	180,610	$2,928,160
Shares issued to shareholders in reinvestment of dividends and distributions	12,487	208,183	1,926	31,462
Shares redeemed	(92,246)	(1,566,901)	(18,190)	(293,487)

Net increase	14,714	$225,985	164,346	$2,666,135

Total Net Decrease	(2,233,845)	$(37,384,842)	(8,311,368)	$(130,588,457)

LifePath 2030 Portfolio
Institutional
Shares sold	8,971,289	$143,757,958	9,273,586	$140,201,895
Shares issued to shareholders in reinvestment of dividends and distributions	3,348,359	53,396,307	1,820,970	27,685,332
Shares redeemed	(11,517,152)	(185,042,343)	(15,315,478)	(229,512,146)

Net increase (decrease)	802,496	$12,111,922	(4,220,922)	$(61,624,919)

Investor A
Shares sold	2,838,723	$44,394,903	3,938,089	$58,029,122
Shares issued to shareholders in reinvestment of dividends and distributions	1,771,483	27,571,118	1,013,951	15,060,863
Shares redeemed	(4,883,680)	(76,553,017)	(6,439,448)	(95,545,782)

Net decrease	(273,474)	$(4,586,996)	(1,487,408)	$(22,455,797)

BLACKROCK FUNDS III	DECEMBER 31, 2013	51

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath 2030 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	99,483	$1,588,437	60,165	$907,743
Shares issued to shareholders in reinvestment of dividends and distributions	10,794	170,582	436	6,588
Shares redeemed	(17,275)	(276,553)	(4,799)	(73,160)

Net increase	93,002	$1,482,466	55,802	$841,171

Class K
Shares sold	245,066	$3,922,659	425,609	$6,502,787
Shares issued to shareholders in reinvestment of dividends and distributions	42,216	673,513	31,276	476,399
Shares redeemed	(472,474)	(7,435,361)	(187,293)	(2,875,344)

Net increase (decrease)	(185,192)	$(2,839,189)	269,592	$4,103,842

Class R
Shares sold	95,045	$1,511,193	139,417	$2,135,295
Shares issued to shareholders in reinvestment of dividends and distributions	13,681	216,995	2,999	45,483
Shares redeemed	(48,141)	(779,883)	(18,189)	(281,584)

Net increase	60,585	$948,305	124,227	$1,899,194

Total Net Increase (Decrease)	497,417	$7,116,508	(5,258,709)	$(77,236,509)

LifePath 2040 Portfolio
Institutional
Shares sold	6,546,885	$129,765,463	6,993,899	$128,496,383
Shares issued to shareholders in reinvestment of dividends and distributions	2,491,667	49,725,474	1,265,800	23,458,949
Shares redeemed	(7,192,721)	(143,607,155)	(10,561,602)	(192,115,160)

Net increase (decrease)	1,845,831	$35,883,782	(2,301,903)	$(40,159,828)

Investor A
Shares sold	1,882,175	$35,624,614	2,623,486	$45,761,560
Shares issued to shareholders in reinvestment of dividends and distributions	1,136,217	21,461,369	632,205	11,133,070
Shares redeemed	(3,161,989)	(59,848,652)	(3,707,289)	(65,175,564)

Net decrease	(143,597)	$(2,762,669)	(451,598)	$(8,280,934)

Investor C
Shares sold	44,950	$889,572	63,252	$1,165,821
Shares issued to shareholders in reinvestment of dividends and distributions	6,881	136,348	221	4,086
Shares redeemed	(18,180)	(357,229)	(5,158)	(95,847)

Net increase	33,651	$668,691	58,315	$1,074,060

Class K
Shares sold	92,075	$1,809,615	210,956	$3,925,377
Shares issued to shareholders in reinvestment of dividends and distributions	23,165	464,192	18,754	349,463
Shares redeemed	(260,804)	(5,061,839)	(78,326)	(1,451,253)

Net increase (decrease)	(145,564)	$(2,788,032)	151,384	$2,823,587

Class R
Shares sold	31,423	$618,463	89,816	$1,667,551
Shares issued to shareholders in reinvestment of dividends and distributions	5,454	108,333	3,382	62,557
Shares redeemed	(68,343)	(1,359,978)	(16,971)	(321,656)

Net increase (decrease)	(31,466)	$(633,182)	76,227	$1,408,452

Total Net Increase (Decrease)	1,558,855	$30,368,590	(2,467,575)	$(43,134,663)

52	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath 2050 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,070,828	$63,732,279	3,031,733	$56,719,389
Shares issued to shareholders in reinvestment of dividends and distributions	544,951	11,556,896	191,190	3,633,778
Shares redeemed	(1,395,997)	(29,208,921)	(1,767,377)	(32,562,240)

Net increase	2,219,782	$46,080,254	1,455,546	$27,790,927

Investor A
Shares sold	898,304	$18,596,979	1,058,449	$19,843,274
Shares issued to shareholders in reinvestment of dividends and distributions	200,755	4,256,315	80,463	1,528,213
Shares redeemed	(562,818)	(11,779,445)	(631,981)	(11,903,692)

Net increase	536,241	$11,073,849	506,931	$9,467,795

Investor C
Shares sold	21,865	$448,245	6,912	$125,986
Shares issued to shareholders in reinvestment of dividends and distributions	1,514	32,019	12	227
Shares redeemed	(3,501)	(73,007)	(2,990)	(56,952)

Net increase	19,878	$407,257	3,934	$69,261

Class K
Shares sold	19,268	$399,508	39,215	$744,972
Shares issued to shareholders in reinvestment of dividends and distributions	2,716	57,740	1,897	36,249
Shares redeemed	(36,583)	(736,281)	(24,510)	(466,954)

Net increase (decrease)	(14,599)	$(279,033)	16,602	$314,267

Class R
Shares sold	25,203	$518,393	42,723	$811,331
Shares issued to shareholders in reinvestment of dividends and distributions	3,441	72,784	993	18,961
Shares redeemed	(17,419)	(372,477)	(5,219)	(100,064)

Net increase	11,225	$218,700	38,497	$730,228

Total Net Increase	2,772,527	$57,501,027	2,021,510	$38,372,478

At December 31, 2013 the following shares of the LifePath Portfolios were owned by affiliates:

	Investor C	Class R
LifePath Retirement Portfolio	1,783	—
LifePath 2040 Portfolio	—	1,184
LifePath 2050 Portfolio	1,127	1,127

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	53

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (the “Funds”), each a series of BlackRock Funds III, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2013.

	Payable Dates	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Qualified Dividend Income for Individuals[1]	4/02/13–1/02/14	20.75%	24.77%	29.34%	31.89%	37.21%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	4/02/13–1/02/14	12.33%	14.05%	16.04%	17.17%	19.15%
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents[2]	4/02/13–1/02/14	76.49%	67.75%	66.06%	66.04%	57.47%

[1]	The LifePath Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record Dates	June 27, 2013	December 30, 2013
LifePath Retirement Portfolio	$0.035917	$0.428280
LifePath 2020 Portfolio	$0.042711	$0.635348
LifePath 2030 Portfolio	$0.044520	$0.666347
LifePath 2040 Portfolio	$0.048050	$0.847627
LifePath 2050 Portfolio	$0.038167	$0.770395

54	BLACKROCK FUNDS III	DECEMBER 31, 2013

Master Portfolio Information as of December 31, 2013	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	37
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	51%
Active Stock Master Portfolio	19
iShares Barclays TIPS Bond ETF	9
Master Small Cap Index Series	5
BlackRock Commodity Strategies Fund	4
International Tilts Master Portfolio	3
iShares MSCI EAFE ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
ACWI ex-US Index Master Portfolio	1
iShares MSCI EAFE Small-Cap ETF	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	50%
Fixed Income Funds	48
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	41%
Active Stock Master Portfolio	26
iShares Barclays TIPS Bond ETF	7
International Tilts Master Portfolio	5
Master Small Cap Index Series	4
iShares MSCI EAFE ETF	4
BlackRock Commodity Strategies Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	1
BlackRock Emerging Markets Fund, Inc.	1
iShares MSCI EAFE Small-Cap ETF	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	65%
Fixed Income Funds	32
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	33%
CoreAlpha Bond Master Portfolio	29
International Tilts Master Portfolio	6
iShares MSCI EAFE ETF	5
BlackRock Commodity Strategies Fund	4
iShares Barclays TIPS Bond ETF	3
Master Small Cap Index Series	3
iShares International Developed Real Estate ETF	3
iShares Cohen & Steers Realty Majors ETF	3
BlackRock Cash Funds: Institutional, SL Agency Shares	2

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2013	55

Master Portfolio Information as of December 31, 2013 (concluded)	Master Investment Portfolio

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	78%
Fixed Income Funds	20
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	38%
CoreAlpha Bond Master Portfolio	19
International Tilts Master Portfolio	7
iShares MSCI EAFE ETF	6
iShares Cohen & Steers REIT ETF	4
BlackRock Commodity Strategies Fund	4
iShares International Developed Real Estate ETF	4
Russell 1000® Index Master Portfolio	3
Master Small Cap Index Series	3
BlackRock Emerging Markets Fund, Inc.	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	89%
Fixed Income Funds	9
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio .	42%
CoreAlpha Bond Master Portfolio	10
International Tilts Master Portfolio	9
ACWI ex-US Index Master Portfolio	7
iShares International Developed Real Estate ETF	5
Russell 1000® Index Master Portfolio	5
iShares Cohen & Steers REIT ETF	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE ETF	4
BlackRock Emerging Markets Fund, Inc.	3

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

56	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 38.2%
Active Stock Master Portfolio	$301,116,371	$301,116,371
ACWI ex-US Index Master Portfolio	$21,332,804	21,332,804
BlackRock Commodity Strategies Fund	6,117,587	57,688,841
BlackRock Emerging Markets Fund, Inc.	779,979	15,544,975
International Tilts Master Portfolio	$52,994,384	52,994,384
iShares MSCI Canada ETF (b)	300,512	8,762,930
iShares MSCI EAFE ETF (b)	515,589	34,575,398
iShares MSCI EAFE Small-Cap ETF	316,636	16,142,103
iShares MSCI Emerging Markets ETF (b)	282,562	11,802,615
Master Small Cap Index Series	$74,174,910	74,174,910
Russell 1000® Index Master Portfolio	$11,344,510	11,344,510

		605,479,841
Fixed Income Funds — 61.7%
CoreAlpha Bond Master Portfolio	$829,309,521	$829,309,521
iShares TIPS Bond ETF	1,368,622	150,411,558

		979,721,079
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	24,241,785	24,241,785
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	3,861,905	3,861,905

		28,103,690
Total Affiliated Investment Companies (Cost — $1,502,232,523*) — 101.7%		1,613,304,610
Liabilities in Excess of Other Assets — (1.7)%		(26,896,602)

Net Assets — 100.0%		$1,586,408,008

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,503,768,175

Gross unrealized appreciation	$142,118,819
Gross unrealized depreciation	(32,582,384)

Net unrealized appreciation	$109,536,435

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$298,793,488	$2,322,883	[1]	—	$301,116,371	$301,116,371	$5,546,517	$53,766,379
ACWI ex-US Index Master Portfolio	$27,699,413	—		$(6,366,609)[2]	$21,332,804	$21,332,804	$1,029,373	$2,491,349
BlackRock Cash Funds: Institutional, SL Agency Shares	7,529,155	16,712,630	[1]	—	24,241,785	$24,241,785	$68,443	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,254,994	2,606,911	[1]	—	3,861,905	$3,861,905	$10,230
BlackRock Commodity Strategies Fund	5,285,130	885,767		(53,310)	6,117,587	$57,688,841	—	$(63,404)
BlackRock Emerging Markets Fund, Inc.	—	779,979		—	779,979	$15,544,975	$56,458	—
CoreAlpha Bond Master Portfolio	$778,624,808	$50,684,713	[1]	—	$829,309,521	$829,309,521	$20,465,555	$521,250
International Tilts Master Portfolio	—	$52,994,384	[1]	—	$52,994,384	$52,994,384	$12,536	$(72,493)
iShares Cohen & Steers REIT ETF	28,264	87		(28,351)	—	—	$33,336	$657,026
iShares International Developed Real Estate ETF	91,497	489		(91,986)	—	—	$38,010	$442,197
iShares MSCI Canada ETF	350,676	1,919		(52,083)	300,512	$8,762,930	$216,932	$(86,491)
iShares MSCI EAFE ETF	1,310,595	—		(795,006)	515,589	$34,575,398	$1,785,443	$14,117,926
iShares MSCI EAFE Small-Cap ETF	344,187	7,146		(34,697)	316,636	$16,142,103	$396,193	$115,153
iShares MSCI Emerging Markets ETF	662,040	—		(379,478)	282,562	$11,802,615	$451,482	$1,386,222
iShares TIPS Bond ETF	1,074,113	330,977		(36,468)	1,368,622	$150,411,558	$1,526,625	$(224,164)
Master Small Cap Index Series	$64,132,281	$10,042,629	[1]	—	$74,174,910	$74,174,910	$1,066,320	$3,823,210
Russell 1000® Index Master Portfolio	—	$11,344,510	[1]	—	$11,344,510	$11,344,510	$69,545	$(37,447)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	57

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$323,032,110	$1,290,272,500	—	$1,613,304,610

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(24,986,975) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 51.2%
Active Stock Master Portfolio	$734,517,624	$734,517,624
ACWI ex-US Index Master Portfolio	$31,390,459	31,390,459
BlackRock Commodity Strategies Fund	11,033,370	104,044,675
BlackRock Emerging Markets Fund, Inc.	1,998,897	39,838,017
International Tilts Master Portfolio	$133,430,820	133,430,820
iShares Cohen & Steers REIT ETF (b)	440,037	32,879,565
iShares International Developed Real Estate ETF	1,210,918	37,429,475
iShares MSCI Canada ETF (b)	851,740	24,836,738
iShares MSCI EAFE ETF	1,555,425	104,306,801
iShares MSCI EAFE Small-Cap ETF	754,858	38,482,661
iShares MSCI Emerging Markets ETF (b)	811,846	33,910,807
Master Small Cap Index Series	$115,162,753	115,162,753
Russell 1000® Index Master Portfolio	$18,841,005	18,841,005

		1,449,071,400
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 48.7%
CoreAlpha Bond Master Portfolio	$1,188,795,466	$1,188,795,466
iShares TIPS Bond ETF	1,738,491	191,060,161

		1,379,855,627
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	40,527,090	40,527,090
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	6,350,735	6,350,735

		46,877,825
Total Affiliated Investment Companies (Cost — $2,616,377,292*) — 101.6%		2,875,804,852
Liabilities in Excess of Other Assets — (1.6)%		(44,535,117)

Net Assets — 100.0%		$2,831,269,735

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Total cost	$2,631,350,491

Gross unrealized appreciation	$333,481,425
Gross unrealized depreciation	(89,027,064)

Net unrealized appreciation	$244,454,361

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$725,539,622	$8,978,002	[1]	—	$734,517,624	$734,517,624	$13,539,099	$130,930,237
ACWI ex-US Index Master Portfolio	$42,040,829	—		$(10,650,370)[2]	$31,390,459	$31,390,459	$1,581,135	$3,812,251
BlackRock Cash Funds: Institutional, SL Agency Shares	18,545,337	21,981,753	[1]	—	40,527,090	$40,527,090	$150,011	—
BlackRock Cash Funds: Prime, SL Agency Shares	4,104,742	2,245,993	[1]	—	6,350,735	$6,350,735	$22,351	—
BlackRock Emerging Markets Fund, Inc.	—	1,998,897		—	1,998,897	$39,838,017	$143,699	—
BlackRock Commodity Strategies Fund	9,023,154	2,010,216		—	11,033,370	$104,044,675	—	—
CoreAlpha Bond Master Portfolio	$997,874,524	$190,920,942	[1]	—	$1,188,795,466	$1,188,795,466	$27,340,812	$(1,345,089)
International Tilts Master Portfolio	—	$133,430,820	[1]	—	$133,430,820	$133,430,820	$28,686	$(181,763)
iShares Cohen & Steers REIT ETF	450,679	14,910		(25,552)	440,037	$32,879,565	$1,123,573	$131,432
iShares International Developed Real Estate ETF	1,375,939	60,387		(225,408)	1,210,918	$37,429,475	$4,388,160	$1,186,092
iShares MSCI Canada ETF	951,620	7,904		(107,784)	851,740	$24,836,738	$605,885	$(467,567)
iShares MSCI EAFE ETF	3,472,019	—		(1,916,594)	1,555,425	$104,306,801	$5,064,890	$35,555,914
iShares MSCI EAFE Small-Cap ETF	772,687	17,485		(35,314)	754,858	$38,482,661	$917,048	$(11,366)
iShares MSCI Emerging Markets ETF	1,801,391	—		(989,545)	811,846	$33,910,807	$1,269,582	$(55,034)
iShares TIPS Bond ETF	1,297,149	462,701		(21,359)	1,738,491	$191,060,161	$1,914,733	$(128,668)
Master Small Cap Index Series	$91,038,885	$24,123,868	[1]	—	$115,162,753	$115,162,753	$1,546,651	$5,546,260
Russell 1000® Index Master Portfolio	—	$18,841,005	[1]	—	$18,841,005	$18,841,005	$174,643	$(67,929)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	59

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$653,666,725	$2,222,138,127	—	$2,875,804,852

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(41,090,000) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 67.1%
Active Stock Master Portfolio	$883,697,843	$883,697,843
ACWI ex-US Index Master Portfolio	$52,940,137	52,940,137
BlackRock Commodity Strategies Fund	10,830,777	102,134,225
BlackRock Emerging Markets Fund, Inc.	2,516,085	50,145,576
International Tilts Master Portfolio	$165,412,631	165,412,631
iShares Cohen & Steers REIT ETF (b)	951,541	71,099,144
iShares International Developed Real Estate ETF (b)	2,422,429	74,877,280
iShares MSCI Canada ETF (b)	1,012,839	29,534,385
iShares MSCI EAFE ETF	1,843,415	123,619,410
iShares MSCI EAFE Small-Cap ETF (b)	973,793	49,643,967
iShares MSCI Emerging Markets ETF	954,459	39,867,752
Master Small Cap Index Series	$87,580,909	87,580,909
Russell 1000® Index Master Portfolio	$48,110,697	48,110,697

		1,778,663,956
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 32.9%
CoreAlpha Bond Master Portfolio	$777,088,211	$777,088,211
iShares TIPS Bond ETF	863,157	94,860,954

		871,949,165
Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	59,018,753	59,018,753
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	9,641,041	9,641,041

		68,659,794
Total Affiliated Investment Companies (Cost — $2,421,944,020*) — 102.6%		2,719,272,915
Liabilities in Excess of Other Assets — (2.6)%		(67,791,997)

Net Assets — 100.0%		$2,651,480,918

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,440,237,402

Gross unrealized appreciation	$379,756,364
Gross unrealized depreciation	(100,720,851)

Net unrealized appreciation	$279,035,513

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$841,283,578	$42,414,265	[1]	—	$883,697,843	$883,697,843	$16,116,615	$151,746,359
ACWI ex-US Index Master Portfolio	$48,830,798	$4,109,339	[1]	—	$52,940,137	$52,940,137	$2,117,805	$4,767,084
BlackRock Cash Funds: Institutional, SL Agency Shares	39,402,527	19,616,226	[1]	—	59,018,753	$59,018,753	$164,788	—
BlackRock Cash Funds: Prime, SL Agency Shares	9,624,087	16,954	[1]	—	9,641,041	$9,641,041	$25,753	—
BlackRock Commodity Strategies Fund	7,981,436	2,849,341		—	10,830,777	$102,134,225	—	—
BlackRock Emerging Markets Fund, Inc.	—	2,516,085		—	2,516,085	$50,145,576	$179,353	—
CoreAlpha Bond Master Portfolio	$593,095,629	$183,992,582	[1]	—	$777,088,211	$777,088,211	$16,831,212	$(2,171,208)
International Tilts Master Portfolio	—	$165,412,631	[1]	—	$165,412,631	$165,412,631	$68,544	$(224,014)
iShares Cohen & Steers REIT ETF	750,700	209,293		(8,452)	951,541	$71,099,144	$2,120,036	$(6,464)
iShares International Developed Real Estate ETF	2,215,546	270,259		(63,376)	2,422,429	$74,877,280	$8,307,903	$238,026
iShares MSCI Canada ETF	1,114,324	10,190		(111,675)	1,012,839	$29,534,385	$718,064	$(491,922)
iShares MSCI EAFE ETF	4,026,402	—		(2,182,987)	1,843,415	$123,619,410	$5,931,501	$33,405,113
iShares MSCI EAFE Small-Cap ETF	889,363	140,086		(55,656)	973,793	$49,643,967	$1,139,758	$(75,958)
iShares MSCI Emerging Markets ETF	2,093,140	—		(1,138,681)	954,459	$39,867,752	$1,474,358	$(1,650,221)
iShares TIPS Bond ETF	707,463	252,770		(97,076)	863,157	$94,860,954	$1,044,709	$(134,887)
Master Small Cap Index Series	$64,557,533	$23,023,376	[1]	—	$87,580,909	$87,580,909	$1,124,857	$4,015,360
Russell 1000® Index Master Portfolio	—	$48,110,697	[1]	—	$48,110,697	$48,110,697	$215,222	$(47,243)

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	61

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements. The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$704,442,487	$2,014,830,428	—	$2,719,272,915

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(62,378,665) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 78.2%
Active Stock Master Portfolio	$799,127,066	$799,127,066
ACWI ex-US Index Master Portfolio	$46,818,008	46,818,008
BlackRock Commodity Strategies Fund	8,674,420	81,799,783
BlackRock Emerging Markets Fund, Inc.	2,360,437	47,043,512
International Tilts Master Portfolio	$154,522,993	154,522,993
iShares Cohen & Steers REIT ETF (b)	1,112,408	83,119,126
iShares International Developed Real Estate ETF	2,633,592	81,404,329
iShares MSCI Canada ETF (b)	958,137	27,939,275
iShares MSCI EAFE ETF	1,749,865	117,345,947
iShares MSCI EAFE Small-Cap ETF	901,955	45,981,666
iShares MSCI Emerging Markets ETF	896,775	37,458,292
Master Small Cap Index Series	$54,999,126	54,999,126
Russell 1000® Index Master Portfolio	$66,301,350	66,301,350

		1,643,860,473
Fixed Income Funds — 20%
CoreAlpha Bond Master Portfolio	$401,864,037	$401,864,037
iShares TIPS Bond ETF	165,134	18,148,227

		420,012,264
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	33,479,740	33,479,740
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	5,267,073	5,267,073

		38,746,813
Total Affiliated Investment Companies (Cost — $1,836,504,211*) — 101.8%		2,102,619,550
Liabilities in Excess of Other Assets — (1.8)%		(37,926,290)

Net Assets — 100.0%		$2,064,693,260

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,858,537,803

Gross unrealized appreciation	$336,018,508
Gross unrealized depreciation	(91,936,761)

Net unrealized appreciation	$244,081,747

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$760,695,544	$38,431,522	[1]	—	$799,127,066	$799,127,066	$14,727,875	$137,035,578
ACWI ex-US Index Master Portfolio	$38,541,025	$8,276,983	[1]	—	$46,818,008	$46,818,008	$1,836,546	$3,976,323
BlackRock Cash Funds: Institutional, SL Agency Shares	26,972,214	6,507,526	[1]	—	33,479,740	$33,479,740	$140,526	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,555,513	—		(1,288,440)[2]	5,267,073	$5,267,073	$21,254	—
BlackRock Commodity Strategies Fund	6,060,504	2,649,142		(35,226)	8,674,420	$81,799,783	$—	$(40,158)
BlackRock Emerging Markets Fund, Inc.	—	2,360,437		—	2,360,437	$47,043,512	$168,061	—
CoreAlpha Bond Master Portfolio	$272,301,743	$129,562,294	[1]	—	$401,864,037	$401,864,037	$8,133,549	$(1,767,107)
International Tilts Master Portfolio	—	$154,522,993	[1]	—	$154,522,993	$154,522,993	$105,166	$(209,151)
iShares Cohen & Steers REIT ETF	807,851	358,386		(53,829)	1,112,408	$83,119,126	$2,342,175	$319,502
iShares International Developed Real Estate ETF	2,340,965	423,060		(130,433)	2,633,592	$81,404,329	$9,012,051	$(354,895)
iShares MSCI Canada ETF	1,023,835	11,083		(76,781)	958,137	$27,939,275	$669,824	$(335,022)
iShares MSCI EAFE ETF	3,712,248	—		(1,962,383)	1,749,865	$117,345,947	$5,527,027	$23,383,205
iShares MSCI EAFE Small-Cap ETF	797,837	136,181		(32,063)	901,955	$45,981,666	$1,067,764	$(18,175)
iShares MSCI Emerging Markets ETF	1,924,980	—		(1,028,205)	896,775	$37,458,292	$1,368,389	$(2,802,782)
iShares TIPS Bond ETF	238,933	65,595		(139,394)	165,134	$18,148,227	$320,448	$496,753
Master Small Cap Index Series	$39,498,574	$15,500,552	[1]	—	$54,999,126	$54,999,126	$685,793	$2,446,655
Russell 1000® Index Master Portfolio	—	$66,301,350	[1]	—	$66,301,350	$66,301,350	$202,260	$(40,758)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	63

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$578,986,970	$1,523,632,580	—	$2,102,619,550

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(34,078,580) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 90.3%
Active Stock Master Portfolio	$176,775,516	$176,775,516
ACWI ex-US Index Master Portfolio	$27,522,238	27,522,238
BlackRock Commodity Strategies Fund	1,705,352	16,081,467
BlackRock Emerging Markets Fund, Inc.	539,560	10,753,429
International Tilts Master Portfolio	$36,382,911	36,382,911
iShares Cohen & Steers REIT ETF	260,332	19,452,007
iShares International Developed Real Estate ETF	725,825	22,435,251
iShares MSCI Canada ETF (b)	209,515	6,109,457
iShares MSCI EAFE ETF	211,392	14,175,948
iShares MSCI EAFE Small-Cap ETF	203,079	10,352,967
iShares MSCI Emerging Markets ETF	113,169	4,727,069
Master Small Cap Index Series	$8,543,922	8,543,922
Russell 1000® Index Master Portfolio	$21,543,179	$21,543,179

		374,855,361
Fixed Income Fund — 9.7%
CoreAlpha Bond Master Portfolio	$40,230,315	$40,230,315
Short-Term Securities — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	5,872,036	5,872,036
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	859,378	859,378

		6,731,414
Total Affiliated Investment Companies (Cost — $375,079,377*) — 101.6%		421,817,090
Liabilities in Excess of Other Assets — (1.6)%		(6,553,772)

Net Assets — 100.0%		$415,263,318

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Total cost	$376,228,826

Gross unrealized appreciation	$60,732,547
Gross unrealized depreciation	(15,144,283)

Net unrealized appreciation	$45,588,264

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$136,546,567	$40,228,949	[1]	—	$176,775,516	$176,775,516	$3,021,420	$24,703,268
ACWI ex-US Index Master Portfolio	$23,074,195	$4,448,043	[1]	—	$27,522,238	$27,522,238	$1,078,652	$2,135,184
BlackRock Cash Funds: Institutional, SL Agency Shares	3,548,844	2,323,192	[1]	—	5,872,036	$5,872,036	$26,083	—
BlackRock Cash Funds: Prime, SL Agency Shares	907,096	—		(47,718)[2]	859,378	$859,378	$3,633	—
BlackRock Commodity Strategies Fund	969,991	735,361		—	1,705,352	$16,081,467	—	$—
BlackRock Emerging Markets Fund, Inc.	—	539,560		—	539,560	$10,753,429	$37,592	—
CoreAlpha Bond Master Portfolio	$18,868,890	$21,361,425	[1]	—	$40,230,315	$40,230,315	$691,725	$(458,253)
International Tilts Master Portfolio	—	$36,382,911	[1]	—	$36,382,911	$36,382,911	$39,264	$(48,595)
iShares Cohen & Steers REIT ETF	154,447	107,015		(1,130)	260,332	$19,452,007	$544,426	$(5,930)
iShares International Developed Real Estate ETF	444,626	283,801		(2,602)	725,825	$22,435,251	$2,304,395	$5,845
iShares MSCI Canada ETF	130,967	87,947		(9,399)	209,515	$6,109,457	$118,651	$(35,341)
iShares MSCI EAFE ETF	471,857	—		(260,465)	211,392	$14,175,948	$692,776	$2,672,320
iShares MSCI EAFE Small-Cap ETF	134,998	68,081		—	203,079	$10,352,967	$227,538	—
iShares MSCI Emerging Markets ETF	245,849	—		(132,680)	113,169	$4,727,069	$174,907	$(134,261)
Master Small Cap Index Series	$4,938,307	$3,605,615	[1]	—	$8,543,922	$8,543,922	$97,416	$342,249
Russell 1000® Index Master Portfolio	—	$21,543,179	[1]	—	$21,543,179	$21,543,179	$46,673	$(1,202)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	65

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$110,819,009	$310,998,081	—	$421,817,090

The carrying amount for certain of the Master Portfolio’s liabilities approximates fair value for financial reporting purposes. As of December 31, 2013, collateral on securities loaned at value of $(5,560,275) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ending December 31, 2013.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2013	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,613,304,610	$2,875,804,852	$2,719,272,915	$2,102,619,550	$421,817,090
Investments sold receivable	48,517,080	117,668,021	135,475,816	124,725,857	25,393,534
Contributions receivable from investors	854,573	312,002	763,537	1,231,985	280,920
Securities lending income receivable — affiliated	3,602	8,153	7,755	8,219	1,473
Other income receivable — affiliated	19,492	43,017	44,991	39,313	5,764

Total assets	1,662,699,357	2,993,836,045	2,855,565,014	2,228,624,924	447,498,781

Liabilities
Collateral on securities loaned at value	24,986,975	41,090,000	62,378,665	34,078,580	5,560,275
Investments purchased payable	38,203,402	92,588,879	114,638,715	108,292,945	23,697,157
Accrued trustees’ fees	11,857	20,203	18,554	14,491	3,296
Investment advisory fees payable	84,943	115,751	72,168	33,444	5,681
Professional fees payable	19,222	21,133	20,488	19,358	16,512
Withdrawals payable to investors	12,984,950	28,730,344	26,955,506	21,492,846	2,952,542

Total liabilities	76,291,349	162,566,310	204,084,096	163,931,664	32,235,463

Net Assets	$1,586,408,008	$2,831,269,735	$2,651,480,918	$2,064,693,260	$415,263,318

Net Assets Consist of
Investors’ capital	$1,475,335,921	$2,571,842,175	$2,354,152,023	$1,798,577,921	$368,525,605
Net unrealized appreciation/depreciation	111,072,087	259,427,560	297,328,895	266,115,339	46,737,713

Net Assets	$1,586,408,008	$2,831,269,735	$2,651,480,918	$2,064,693,260	$415,263,318

[1] Investments at cost — affiliated	$1,502,232,523	$2,616,377,292	$2,421,944,020	$1,836,504,211	$375,079,377
[2] Securities loaned at value	$24,346,591	$40,169,375	$61,145,092	$33,305,524	$5,450,004

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	67

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2013	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$4,504,478	$15,427,572	$20,915,682	$20,475,739	$4,100,272
Securities lending — affiliated — net	74,447	164,985	183,402	156,352	28,460
Income — affiliated	4,226	7,377	7,139	5,428	1,255
Other income — affiliated	19,492	43,017	44,991	39,313	5,764
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends	7,300,281	15,989,993	18,659,287	16,697,885	4,075,000
Interest	20,513,737	27,682,293	17,462,806	8,811,187	881,918
Expenses	(3,254,418)	(5,592,446)	(5,101,886)	(3,925,907)	(770,404)
Fees waived	397,491	925,658	1,070,373	963,542	195,143

Total income	29,559,734	54,648,449	53,241,794	43,223,539	8,517,408

Expenses
Investment advisory	5,440,189	9,442,251	8,586,084	6,614,229	1,198,435
Professional	29,755	32,465	31,730	30,330	26,591
Independent Trustees	50,915	86,049	78,448	61,053	13,600

Total expenses	5,520,859	9,560,765	8,696,262	6,705,612	1,238,626
Less fees waived by Manager	(4,469,741)	(8,149,933)	(7,758,207)	(6,212,582)	(1,137,098)

Total expenses after fees waived	1,051,118	1,410,832	938,055	493,030	101,528

Net investment income	28,508,616	53,237,617	52,303,739	42,730,509	8,415,880

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	2,438	7,740	2,825	2,446	—
Investments — affiliated	16,344,465	36,362,219	31,284,138	20,661,119	2,502,633
Allocations from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	60,650,668	138,921,060	158,234,783	141,518,307	26,680,336

	76,997,571	175,291,019	189,521,746	162,181,872	29,182,969

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(20,518,656)	(27,331,844)	(11,065,995)	3,592,431	(47,132)
Allocated from the applicable Underlying Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	15,428,054	62,716,338	97,215,460	98,086,868	26,472,278

	(5,090,602)	35,384,494	86,149,465	101,679,299	26,425,146

Total realized and unrealized gain	71,906,969	210,675,513	275,671,211	263,861,171	55,608,115

Net Increase in Net Assets Resulting from Operations	$100,415,585	$263,913,130	$327,974,950	$306,591,680	$64,023,995

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$28,508,616	$31,654,087	$53,237,617	$55,887,731
Net realized gain	76,997,571	37,988,999	175,291,019	70,282,877
Net change in unrealized appreciation/depreciation	(5,090,602)	55,122,353	35,384,494	135,234,770

Net increase in net assets resulting from operations	100,415,585	124,765,439	263,913,130	261,405,378

Capital Transactions
Proceeds from contributions	200,566,162	203,555,243	298,075,510	280,792,493
Value of withdrawals	(206,149,443)	(223,777,527)	(255,035,339)	(376,464,121)

Net increase (decrease) in net assets derived from capital transactions	(5,583,281)	(20,222,284)	43,040,171	(95,671,628)

Net Assets
Total increase in net assets	94,832,304	104,543,155	306,953,301	165,733,750
Beginning of year	1,491,575,704	1,387,032,549	2,524,316,434	2,358,582,684

End of year	$1,586,408,008	$1,491,575,704	$2,831,269,735	$2,524,316,434

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$52,303,739	$50,451,841	$42,730,509	$39,418,092
Net realized gain	189,521,746	61,313,076	162,181,872	48,434,526
Net change in unrealized appreciation/depreciation	86,149,465	155,165,763	101,679,299	137,661,928

Net increase in net assets resulting from operations	327,974,950	266,930,680	306,591,680	225,514,546

Capital Transactions
Proceeds from contributions	287,895,384	257,202,657	203,577,910	182,726,933
Value of withdrawals	(201,833,907)	(300,799,718)	(146,733,461)	(216,740,612)

Net increase (decrease) in net assets derived from capital transactions	86,061,477	(43,597,061)	56,844,449	(34,013,679)

Net Assets
Total increase in net assets	414,036,427	223,333,619	363,436,129	191,500,867
Beginning of year	2,237,444,491	2,014,110,872	1,701,257,131	1,509,756,264

End of year	$2,651,480,918	$2,237,444,491	$2,064,693,260	$1,701,257,131

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	69

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$8,415,880	$5,493,750
Net realized gain	29,182,969	5,074,837
Net change in unrealized appreciation/depreciation	26,425,146	21,179,304

Net increase in net assets resulting from operations	64,023,995	31,747,891

Capital Transactions
Proceeds from contributions	110,404,463	102,543,769
Value of withdrawals	(27,016,387)	(46,527,191)

Net increase in net assets derived from capital transactions	83,388,076	56,016,578

Net Assets
Total increase in net assets	147,412,071	87,764,469
Beginning of year	267,851,247	180,086,778

End of year	$415,263,318	$267,851,247

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010	2009

Total Investment Return
Total investment return	6.75%		9.11%		4.46%		9.83%	18.75%

Ratios to Average Net Assets
Total expenses	0.54%	[1,2,3]	0.55%	[4,5,6]	0.55%	[4,5,6]	0.61%[4]	0.59%	[4]

Total expenses after fees waived	0.25%	[1,2,3]	0.28%	[4,5,6]	0.27%	[4,5,6]	0.26%[4]	0.26%	[4]

Net investment income[7]	1.83%	[1,2,3]	2.22%	[4,5,6]	2.77%	[4,5,6]	2.60%[4]	3.61%	[4]

Supplemental Data
Net assets, end of year (000)	$1,586,408		$1,491,576		$1,387,033		$1,380,141	$1,165,307

Portfolio turnover	17%	[8]	4%	[9]	4%	[9]	4%[9]	6%	[9,10]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03% and 0.02%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13%, 20%, 14%, and 18% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

[10]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	71

Financial Highlights	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009

Total Investment Return
Total investment return	10.17%		11.49%		1.96%		11.40%		23.21%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.53%	[4,5,6]	0.53%	[4,5,6]	0.59%	[4]	0.58%	[4]

Total expenses after fees waived	0.23%	[1,2,3]	0.25%	[4,5,6]	0.25%	[4,5,6]	0.23%	[4]	0.23%	[4]

Net investment income[7]	1.97%	[1,2,3]	2.30%	[4,5,6]	2.56%	[4,5,6]	2.45%	[4]	3.15%	[4]

Supplemental Data
Net assets, end of year (000)	$2,831,270		$2,524,316		$2,358,583		$2,343,961		$1,779,673

Portfolio turnover	19%	[8]	5%	[9]	5%	[9]	4%	[9]	6%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03% for each of the years ended December 31, 2012 and December 31, 2011.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 23%, 13%, and 16% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009

Total Investment Return
Total investment return	14.16%		13.59%		(0.13)%		12.36%		26.27%

Ratios to Average Net Assets
Total expenses	0.52%	[1,2,3]	0.53%	[4,5,6]	0.52%	[4,5,6]	0.57%	[4]	0.56%	[4]

Total expenses after fees waived	0.20%	[1,2,3]	0.23%	[4,5,6]	0.22%	[4,5,6]	0.21%	[4]	0.20%	[4]

Net investment income[7]	2.13%	[1,2,3]	2.37%	[4,5,6]	2.39%	[4,5,6]	2.34%	[4]	2.97%	[4]

Supplemental Data
Net assets, end of year (000)	$2,651,481		$2,237,444		$2,014,111		$1,972,075		$1,433,256

Portfolio turnover	22%	[8]	5%	[9]	7%	[9]	3%	[9]	7%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.04%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04% for each of the years ended December 31, 2012 and December 31, 2011.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 16%, 20%, 10%, and 13% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	73

Financial Highlights	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009

Total Investment Return
Total investment return	17.42%		15.23%		(1.88)%		13.21%		28.58%

Ratios to Average Net Assets
Total expenses	0.51%	[1,2,3]	0.52%	[4,5,6]	0.52%	[4,5,6]	0.55%	[4]	0.55%	[4]

Total expenses after fees waived	0.18%	[1,2,3]	0.21%	[4,5,6]	0.20%	[4,5,6]	0.19%	[4]	0.18%	[4]

Net investment income[7]	2.26%	[1,2,3]	2.44%	[4,5,6]	2.24%	[4,5,6]	2.24%	[4]	2.82%	[4]

Supplemental Data
Net assets, end of year (000)	$2,064,693		$1,701,257		$1,509,756		$1,519,203		$1,133,675

Portfolio turnover	26%	[8]	4%	[9]	8%	[9]	4%	[9]	6%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.05%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated expenses and/or net investment income.

[4]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05% and 0.04%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% for each of the years ended December 31, 2012 and December 31, 2011, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14%, 20%, 9%, and 9% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31,
	2013		2012		2011		2010		2009

Total Investment Return
Total investment return	20.32%		16.55%		(3.28)%		13.93%		30.85%

Ratios to Average Net Assets
Total expenses	0.53%	[1,2,3]	0.54%	[4,5,6]	0.53%	[4,5,6]	0.56%	[4]	0.59%	[4]

Total expenses after fees waived	0.20%	[1,2,3]	0.21%	[4,5,6]	0.18%	[4,5,6]	0.17%	[4]	0.16%	[4]

Net investment income[7]	2.46%	[1,2,3]	2.51%	[4,5,6]	2.18%	[4,5,6]	2.31%	[4]	2.84%	[4]

Supplemental Data
Net assets, end of period (000)	$415,263		$267,851		$180,087		$119,391		$40,164

Portfolio turnover	28%	[8]	5%	[9]	13%	[9]	5%	[9]	12%	[9]

[1]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc. and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master allocated fees waived of 0.06%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06% and 0.05%, for the years ended December 31, 2012 and December 31, 2011, respectively.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15% and 0.17% for the years ended December 31, 2012 and December 31, 2011, respectively, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the year ended December 31, 2013, which also includes International Tilts Master Portfolio and Russell 1000® Index Master Portfolio.

[8]

Includes the purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master.

[9]

Excludes purchases or sales of the underlying funds and Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15%, 19%, 12%, and 17% for the years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	75

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to six series of MIP: LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath® 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”).

As of December 31, 2013, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio’s investment in the Active Stock Master Portfolio’s represented 25.9%, 33.3%, 38.7% and 42.6%, respectively, of its net assets. LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio’s investment in CoreAlpha Bond Master Portfolio represented 52.3%, 42.0% and 29.3%, respectively, of its net assets. As such, financial statements of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedule of Investments, should be read in conjunction with each respective LifePath Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the US Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The LifePath Master Portfolios will each generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Porfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of December 31, 2013, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Small Cap Index Series	Russell 1000® Index Master Portfolio
LifePath Retirement Master Portfolio	10.24%	3.83%	24.59%	9.58%	8.63%	1.00%
LifePath 2020 Master Portfolio	24.98%	5.64%	35.24%	24.14%	13.40%	1.66%
LifePath 2030 Master Portfolio	30.05%	9.51%	23.04%	29.92%	10.19%	4.25%
LifePath 2040 Master Portfolio	27.18%	8.41%	11.91%	27.95%	6.40%	5.85%
LifePath 2050 Master Portfolio	6.01%	4.95%	1.19%	6.58%	0.99%	1.90%

2. Significant Accounting Policies:

The LifePath Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the LifePath Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying LifePath Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying LifePath Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent

76	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the LifePath Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Income Taxes: Each LifePath Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Master Portfolio’s assets will be managed so an investor in the LifePath Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each LifePath Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each LifePath Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Master Portfolio are charged to that LifePath Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The LifePath Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the LifePath Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Master Portfolio and any additional required collateral is delivered to the LifePath Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a LifePath Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral investment, by the securities lending agent, BlackRock Institutional Trust Co., N.A. (“BTC), if any, is disclosed in the Schedules of Investments. BTC is an affiliate of BlackRock.

Securities lending transactions are entered into by the LifePath Master Portfolios under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Master Portfolios, as lenders, would offset the market value of the collateral

BLACKROCK FUNDS III	DECEMBER 31, 2013	77

Notes to Financial Statements (continued)	Master Investment Portfolio

received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the LifePath Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of the LifePath Master Portfolios’ securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

LifePath Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$6,960,492	$(6,960,492)	—
Jefferies LLC	16,972,576	(16,972,576)	—
UBS Securities LLC	413,523	(413,523)	—

Total	$24,346,591	$(24,346,591)	—

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$12,699,180	$(12,699,180)	—
Goldman Sachs & Co.	6,724,800	(6,724,800)	—
Jefferies LLC	5,158,595	(5,158,595)	—
Morgan Stanley	3,922,800	(3,922,800)	—
UBS Securities LLC	11,664,000	(11,664,000)	—

Total	$40,169,375	$(40,169,375)	—

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$12,783,744	$(12,783,744)	—
Goldman Sachs & Co.	10,490,688	(10,490,688)	—
Jefferies LLC	1,227,636	(1,227,636)	—
JP Morgan Securities LLC	2,130,635	(2,130,635)	—
UBS Securities LLC	34,512,389	(34,512,389	—

Total	$61,145,092	$(61,145,092)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$12,906,216	$(12,906,216)	—
Citigroup Global Markets, Inc.	166,212	(166,212)	—
UBS Securities LLC	20,233,096	(20,233,096)	—

Total	$33,305,524	$(33,305,524)	—

LifePath 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$5,450,004	$(5,450,004)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending agreements as follows:

LifePath Retirement Master Portfolio	$24,986,975
LifePath 2020 Master Portfolio	$41,090,000
LifePath 2030 Master Portfolio	$62,378,665
LifePath 2040 Master Portfolio	$34,078,580
LifePath 2050 Master Portfolio	$5,560,275

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock. Blackrock’s indemnity allows for full replacement of the securities lent. A LifePath Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Master Portfolio. For such services, each LifePath Master Portfolio paid BFA a monthly fee based on a percentage of such LifePath Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio.

MIP, on behalf of the LifePath Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Master Portfolios.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BAL is entitled to

78	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previous affiliates, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2014. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2023. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

The LifePath Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BTC as the securities lending agent. BTC may, on behalf of the LifePath Master Portfolios, invest cash collateral received by the LifePath Master Portfolios for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The LifePath Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each LifePath Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2013, BTC received securities lending agent fees related to securities lending activities for the LifePath Master Portfolios as follows:

LifePath Retirement Master Portfolio	$40,131
LifePath 2020 Master Portfolio	$88,825
LifePath 2030 Master Portfolio	$99,108
LifePath 2040 Master Portfolio	$84,148
LifePath 2050 Master Portfolio	$15,318

Each LifePath Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

During the year ended December 31, 2013, the LifePath Master Portfolios received payments from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income – affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios and excluding short-term securities for the year ended December 31, 2013 were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$267,549,052	$265,561,732
LifePath 2020 Master Portfolio	$556,642,058	$499,561,618
LifePath 2030 Master Portfolio	$647,555,300	$541,153,733
LifePath 2040 Master Portfolio	$572,118,669	$495,028,844
LifePath 2050 Master Portfolio	$184,787,380	$96,746,230

6. Bank Borrowings:

MIP, on behalf of the LifePath Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which a LifePath Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Lifepath Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Lifepath Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2013.

7. Market and Credit Risk:

In the normal course of business, the LifePath Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social

BLACKROCK FUNDS III	DECEMBER 31, 2013	79

Notes to Financial Statements (concluded)	Master Investment Portfolio

or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Master Portfolios.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

80	BLACKROCK FUNDS III	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK FUNDS III	DECEMBER 31, 2013	81

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

82	BLACKROCK FUNDS III	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2013	83

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

84	BLACKROCK FUNDS III	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Portfolios/Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Portfolios’/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Portfolios’/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Portfolios/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Portfolios/Master Portfolios voted proxies relating to securities held in the LifePath Portfolios’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	DECEMBER 31, 2013	85

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	BLACKROCK FUNDS III	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	DECEMBER 31, 2013	87

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless accompanied or preceded by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

LifePath-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® Index Retirement Portfolio
➢	LifePath® Index 2020 Portfolio
➢	LifePath® Index 2025 Portfolio
➢	LifePath® Index 2030 Portfolio
➢	LifePath® Index 2035 Portfolio
➢	LifePath® Index 2040 Portfolio
➢	LifePath® Index 2045 Portfolio
➢	LifePath® Index 2050 Portfolio
➢	LifePath® Index 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2013	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (together, the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio.

•

For the 12-month period ended December 31, 2013, all of the LifePath Index Portfolios underperformed their respective custom benchmarks based on share class expenses. The returns for the LifePath Index Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets largely outperformed fixed income markets during the period. As a result, the LifePath Index Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

On the last trading day of 2012, the market rallied at the U.S. close. The timing of the rally came after Asian and European markets had already closed. As a result, when the market opened on the first trading day of 2013, there was a corresponding increase in the returns of the international benchmark indices; therefore causing a negative fair value reversal that was an impact throughout the one year period of 2013. In the shorter-dated LifePath Index Portfolios, the most significant detractor from performance relative to their respective custom benchmarks was exposure to the Bond Index Master Portfolio, in which transaction costs associated with large inflows from shareholder contributions and portfolio rebalancing detracted from results for the period. In the longer-dated LifePath Index Portfolios, a negative fair value pricing adjustment in the underlying international equity funds was the largest source of underperformance.

•

Contributing positively to relative performance in the LifePath Index Portfolios was the effect of “gap risk,”’ which results from price movement in the underlying funds in which the LifePath Index Portfolios invest from the time their official net asset value is determined at the close of the market and the time at which the LifePath Index Portfolios invest their daily cash flows from shareholder contributions on the following day. The effect of gap risk was amplified due to significant asset growth in the LifePath Index Portfolios during the period. An additional source of outperformance was the LifePath Index Portfolios’ investment in Master Small Cap Index Series in which securities lending activity had a positive impact on returns.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•	During the period, the LifePath Index Portfolios increased exposure to international equities through their investment in an exchange-traded fund, iShares Core MSCI Total International Stock ETF.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Index Portfolios was invested according to its respective benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Index Portfolio will change over time according to a “glide path” as each LifePath Index Portfolio approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Index Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Portfolio, which may be a primary source of income after retirement. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Portfolio, and determine whether any changes are required to enable each LifePath Index Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Portfolio, reallocations of each LifePath Index Portfolio’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Portfolio or achieve each LifePath Index Portfolio’s investment objective.

4	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes.

The Board of Trustees (“the Board”) of BlackRock Funds III approved a change to the LifePath Index Retirement Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index Retirement Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) now or in the near future may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
1/01/12 to 12/31/12	52.9	9.1	0.2%	11.3	22.5	4.0
1/01/13 to 12/31/13	52.9	9.0	0.3	12.0	21.4	4.4

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.26%	7.68%	6.19%
Investor A	6.14	7.44	5.93
Class K	6.29	7.72	6.22
LifePath Index Retirement Portfolio Custom Benchmark	6.27	7.90	6.32
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	2.20
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	5

LifePath® Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2020 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2020 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	37.1%	6.0%	N/A	17.5%	35.7%	3.7%
1/01/12 to 12/31/12	39.0	6.3	1.6%	16.6	32.9	3.6
1/01/13 to 12/31/13	40.9	6.6	3.1	16.0	29.7	3.7

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	8.08%	11.32%	7.07%
Investor A	7.86	10.99	6.74
Class K	8.10	11.36	7.09
LifePath Index 2020 Portfolio Custom Benchmark	8.09	11.57	7.19
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	2.20
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2025 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2025 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	30.0%	4.7%	N/A	20.5%	41.2%	3.6%
1/01/12 to 12/31/12	31.9	5.0	2.4%	19.3	38.1	3.3
1/01/13 to 12/31/13	33.7	5.3	4.8	18.3	34.6	3.3

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	9.21%	13.46%	7.62%
Investor A	9.09	13.13	7.36
Class K	9.22	13.48	7.64
LifePath Index 2025 Portfolio Custom Benchmark	9.21	13.77	7.79
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	2.20
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	7

LifePath® Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2030 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2030 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	23.8%	3.5%	N/A	23.1%	46.1%	3.5%
1/01/12 to 12/31/12	25.8	3.8	3.1%	21.6	42.6	3.1
1/01/13 to 12/31/13	27.6	4.0	6.2	20.3	38.9	3.0

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	10.21%	15.34%	8.16%
Investor A	10.08	15.09	7.91
Class K	10.25	15.40	8.16
LifePath Index 2030 Portfolio Custom Benchmark	10.19	15.72	8.31
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	2.20
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2035 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2035 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	18.2%	2.4%	N/A	25.4%	50.5%	3.5%
1/01/12 to 12/31/12	20.3	2.6	3.7%	23.7	46.7	3.0
1/01/13 to 12/31/13	22.1	2.9	7.5	22.2	42.7	2.6

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	11.13%	16.98%	8.56%
Investor A	11.00	16.74	8.29
Class K	11.05	17.02	8.55
LifePath Index 2035 Portfolio Custom Benchmark	11.08	17.49	8.76
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	2.20
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	9

LifePath® Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2040 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2040 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	13.1%	1.3%	N/A	27.6%	54.6%	3.4%
1/01/12 to 12/31/12	15.3	1.6	4.2%	25.6	50.5	2.8
1/01/13 to 12/31/13	17.1	1.7	8.7	23.9	46.2	2.4

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	11.89%	18.61%	8.97%
Investor A	11.78	18.38	8.69
Class K	11.92	18.66	9.00
LifePath Index 2040 Portfolio Custom Benchmark	11.90	19.14	9.17
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
Barclays US TIPS Index (Series L)	(1.31)	(8.61)	2.20
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2045 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2045 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	8.7%	N/A	29.6%	58.3%	3.4%
1/01/12 to 12/31/12	11.2	4.8%	27.4	54.0	2.6
1/01/13 to 12/31/13	13.2	9.8	25.4	49.5	2.1

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	12.73%	20.18%	9.23%
Investor A	12.62	19.96	8.98
Class K	12.74	20.32	9.31
LifePath Index 2045 Portfolio Custom Benchmark	12.68	20.75	9.54
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	11

LifePath® Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2050 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2050 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	3.3%	N/A	31.6%	61.7%	3.4%
1/01/12 to 12/31/12	5.8	5.3%	29.2	57.1	2.6
1/01/13 to 12/31/13	7.9	10.8	26.9	52.5	1.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	13.45%	21.56%	9.60%
Investor A	13.25	21.25	9.30
Class K	13.48	21.61	9.63
LifePath Index 2050 Portfolio Custom Benchmark	13.37	22.13	9.86
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	DECEMBER 31, 2013

LifePath® Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The Board approved a change to the LifePath Index 2055 Portfolio’s investment objective effective December 3, 2013. Prior to December 3, 2013, the LifePath Index 2055 Portfolio had an investment objective “to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055 may be willing to accept.”

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, which reflects the investment advisor’s changes of the benchmark’s weightings over time. The investment advisor adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	1.0%	N/A	33.2%	59.8%	6.0%
1/01/12 to 12/31/12	1.1	5.9%	31.4	57.4	4.2
1/01/13 to 12/31/13	2.7	12.2	28.4	54.8	1.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	14.08%	22.91%	9.93%
Investor A	13.96	22.55	9.66
Class K	14.10	22.95	9.97
LifePath Index 2055 Portfolio Custom Benchmark	14.00	23.38	10.13
Barclays US Aggregate Bond Index	0.43	(2.02)	2.61
FTSE EPRA/NAREIT Developed Real Estate Index	1.61	3.67	5.28
MSCI ACWI ex-US IMI Index	15.61	15.82	3.93
Russell 1000® Index	16.86	33.11	15.54
Russell 2000® Index	19.82	38.82	14.64

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2013	13

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Index Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Index Portfolio’s expenses. Without such waiver and/or reimbursement, each LifePath Index Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and service fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Barclays US TIPS Index (Series L) is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the US Treasury. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the index is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Russell 1000® Index is an unmanaged broad-based index that measures the performance of the large cap segment of the US equity universe, representing approximately 92% of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index comprised of the 2,000 largest US companies as determined by total market capitalization.

The LifePath Index Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolio’s changing asset allocations over time. As of December 31, 2013, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index (Series L), FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index, Russell 1000® Index and Russell 2000® Index.

14	BLACKROCK FUNDS III	DECEMBER 31, 2013

Disclosure of Expenses

Shareholders of each LifePath Index Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Portfolio
Institutional	$1,000.00	$1,062.60	$0.94	$1,000.00	$1,024.30	$0.92	0.18%
Investor A	$1,000.00	$1,061.40	$2.23	$1,000.00	$1,023.04	$2.19	0.43%
Class K	$1,000.00	$1,062.90	$0.68	$1,000.00	$1,024.55	$0.66	0.13%
LifePath Index 2020 Portfolio
Institutional	$1,000.00	$1,080.80	$0.89	$1,000.00	$1,024.35	$0.87	0.17%
Investor A	$1,000.00	$1,078.60	$2.31	$1,000.00	$1,022.99	$2.24	0.44%
Class K	$1,000.00	$1,081.00	$0.73	$1,000.00	$1,024.50	$0.71	0.14%
LifePath Index 2025 Portfolio
Institutional	$1,000.00	$1,092.10	$0.90	$1,000.00	$1,024.35	$0.87	0.17%
Investor A	$1,000.00	$1,090.90	$2.27	$1,000.00	$1,023.04	$2.19	0.43%
Class K	$1,000.00	$1,092.20	$0.74	$1,000.00	$1,024.50	$0.71	0.14%
LifePath Index 2030 Portfolio
Institutional	$1,000.00	$1,102.10	$1.01	$1,000.00	$1,024.25	$0.97	0.19%
Investor A	$1,000.00	$1,100.80	$2.33	$1,000.00	$1,022.99	$2.24	0.44%
Class K	$1,000.00	$1,102.50	$0.79	$1,000.00	$1,024.45	$0.77	0.15%
LifePath Index 2035 Portfolio
Institutional	$1,000.00	$1,111.30	$0.96	$1,000.00	$1,024.30	$0.92	0.18%
Investor A	$1,000.00	$1,110.00	$2.34	$1,000.00	$1,022.99	$2.24	0.44%
Class K	$1,000.00	$1,110.50	$0.74	$1,000.00	$1,024.50	$0.71	0.14%
LifePath Index 2040 Portfolio
Institutional	$1,000.00	$1,118.90	$1.07	$1,000.00	$1,024.20	$1.02	0.20%
Investor A	$1,000.00	$1,117.80	$2.40	$1,000.00	$1,022.94	$2.29	0.45%
Class K	$1,000.00	$1,119.20	$0.80	$1,000.00	$1,024.45	$0.77	0.15%
LifePath Index 2045 Portfolio
Institutional	$1,000.00	$1,127.30	$1.07	$1,000.00	$1,024.20	$1.02	0.20%
Investor A	$1,000.00	$1,126.20	$2.36	$1,000.00	$1,022.99	$2.24	0.44%
Class K	$1,000.00	$1,127.40	$0.75	$1,000.00	$1,024.50	$0.71	0.14%
LifePath Index 2050 Portfolio
Institutional	$1,000.00	$1,134.50	$1.02	$1,000.00	$1,024.25	$0.97	0.19%
Investor A	$1,000.00	$1,132.50	$2.37	$1,000.00	$1,022.99	$2.24	0.44%
Class K	$1,000.00	$1,034.80	$0.75	$1,000.00	$1,024.50	$0.71	0.14%
LifePath Index 2055 Portfolio
Institutional	$1,000.00	$1,140.80	$1.03	$1,000.00	$1,024.25	$0.97	0.19%
Investor A	$1,000.00	$1,139.60	$2.37	$1,000.00	$1,022.99	$2.24	0.44%
Class K	$1,000.00	$1,141.00	$0.76	$1,000.00	$1,024.50	$0.71	0.14%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Index Portfolio invests significantly in a LifePath Index Master Portfolio, the expense examples reflect the net expenses of both the LifePath Index Portfolio and the LifePath Index Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2013	15

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2013	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$321,582,301	$615,991,237	$278,595,570	$528,468,717	$207,162,687
Capital shares sold receivable	3,210,260	3,859,681	3,472,936	8,197,101	5,877,512
Receivable from administrator	31,394	36,882	32,193	30,507	18,709
Prepaid expenses	20,479	20,479	20,479	20,480	20,230

Total assets	324,844,434	619,908,279	282,121,178	536,716,805	213,079,138

Liabilities
Contributions payable to the LifePath Index Master Portfolio	3,058,104	3,642,202	3,437,817	8,120,056	5,753,337
Capital shares redeemed payable	152,156	217,479	35,119	77,045	124,175
Income dividends payable	67,541	54,710	—	58,101	—
Capital gain distributions payable	45,274	40,680	—	54,164	—
Registration fees payable	11,641	31,545	12,661	29,192	9,911
Printing fees payable	6,820	7,081	2,859	4,197	1,605
Transfer agent fees payable	8,388	761	—	—	—
Service fees payable	5,873	12,530	10,103	12,752	7,883
Professional fees payable	14,235	14,253	14,046	14,556	15,475
Other accrued expenses payable	3,264	1,645	643	1,600	638

Total liabilities	3,373,296	4,022,886	3,513,248	8,371,663	5,913,024

Net Assets	$321,471,138	$615,885,393	$278,607,930	$528,345,142	$207,166,114

Net Assets Consist of
Paid-in capital	$299,631,115	$563,702,555	$253,242,123	$473,101,571	$184,618,280
Distributions in excess of net investment income	(448,180)	(687,648)	(269,215)	(483,733)	(163,261)
Accumulated net realized loss allocated from the LifePath Index Master Portfolio	(141,427)	(305,652)	(196,505)	(444,818)	(247,171)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	22,429,630	53,176,138	25,831,527	56,172,122	22,958,266

Net Assets	$321,471,138	$615,885,393	$278,607,930	$528,345,142	$207,166,114

Net Asset Value
Institutional:
Net assets	$39,792,734	$42,446,650	$21,096,543	$32,538,437	$10,604,861

Shares outstanding[2]	3,600,415	3,773,710	1,855,343	2,831,609	916,412

Net asset value	$11.05	$11.25	$11.37	$11.49	$11.57

Investor A:
Net assets	$28,215,169	$61,996,011	$49,231,851	$62,487,001	$38,106,693

Shares outstanding[2]	2,554,066	5,518,683	4,332,578	5,439,446	3,297,676

Net asset value	$11.05	$11.23	$11.36	$11.49	$11.56

Class K:
Net assets	$253,463,235	$511,442,732	$208,279,536	$433,319,704	$158,454,560

Shares outstanding[2]	22,945,758	45,481,021	18,313,679	37,747,799	13,703,089

Net asset value	$11.05	$11.25	$11.37	$11.48	$11.56

[1] Cost — from the applicable LifePath Index Master Portfolio	$299,152,671	$562,815,099	$252,764,043	$472,296,595	$184,204,421

[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2013	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$326,680,857	$104,554,153	$103,709,677	$23,955,224
Capital shares sold receivable	8,536,634	2,586,971	2,690,812	669,846
Receivable from administrator	22,017	10,538	15,915	9,216
Prepaid expenses	20,479	19,961	19,073	18,575

Total assets	335,259,987	107,171,623	106,435,477	24,652,861

Liabilities
Contributions payable to the LifePath Index Master Portfolio	8,219,978	2,565,129	2,625,177	636,857
Capital shares redeemed payable	316,656	21,842	65,635	32,989
Income dividends payable	55,736	—	398	23,528
Capital gain distributions payable	53,439	—	279	—
Registration fees payable	18,736	5,274	6,088	1,449
Printing fees payable	1,720	980	1,168	4,416
Transfer agent fees payable	—	—	4,109	—
Service fees payable	6,446	3,340	2,432	953
Professional fees payable	15,460	15,143	15,346	14,433
Other accrued expenses payable	1,413	653	892	621

Total liabilities	8,689,584	2,612,361	2,721,524	715,246

Net Assets	$326,570,403	$104,559,262	$103,713,953	$23,937,615

Net Assets Consist of
Paid-in capital	$288,672,740	$92,822,370	$92,008,107	$21,409,211
Distributions in excess of net investment income	(231,860)	(56,571)	(42,292)	(6,071)
Accumulated net realized loss allocated from the LifePath Index Master Portfolio	(320,833)	(122,344)	(53,451)	(846,025)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	38,450,356	11,915,807	11,801,589	3,380,500

Net Assets	$326,570,403	$104,559,262	$103,713,953	$23,937,615

Net Asset Value
Institutional:
Net assets	$19,345,539	$4,116,547	$7,678,654	$896,216

Shares outstanding[2]	1,654,191	349,351	644,720	74,356

Net asset value	$11.69	$11.78	$11.91	$12.05

Investor A:
Net assets	$31,753,431	$16,427,511	$12,102,636	$4,696,396

Shares outstanding[2]	2,718,256	1,395,880	1,017,508	390,012

Net asset value	$11.68	$11.77	$11.89	$12.04

Class K:
Net assets	$275,471,433	$84,015,204	$83,932,663	$18,345,003

Shares outstanding[2]	23,561,616	7,127,330	7,048,003	1,522,012

Net asset value	$11.69	$11.79	$11.91	$12.05

[1] Cost — from the applicable LifePath Index Master Portfolio	$288,230,501	$92,638,346	$91,908,088	$20,574,724

2 No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	17

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2013	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$2,664,826	$7,182,287	$3,531,867	$8,132,488	$3,310,733
Securities lending — affiliated — net	9,394	26,255	9,818	27,415	8,682
Income — affiliated	1,064	2,155	1,052	1,929	804
Other income — affiliated	767	2,343	817	2,103	691
Interest — affiliated	2,577,813	3,614,935	1,227,038	2,047,765	608,291
Expenses	(445,013)	(798,076)	(345,541)	(676,744)	(268,941)
Fees waived	58,052	74,294	50,351	62,059	45,137

Total income	4,866,903	10,104,193	4,475,402	9,597,015	3,705,397

Portfolio Expenses
Administration	83,934	150,800	61,296	123,657	45,049
Service — Investor A	44,054	105,291	66,801	105,897	60,178
Registration	43,155	64,445	44,541	61,029	40,861
Transfer agent — Institutional	12,904	14,608	5,450	11,748	2,747
Transfer agent — Investor A	7,162	19,395	9,092	20,155	10,522
Transfer agent — Class K	40,271	33,437	15,596	31,717	15,073
Professional	25,317	24,881	33,471	24,666	24,451
Printing	29,098	44,366	16,355	33,383	9,938
Miscellaneous	8,260	7,919	7,812	7,892	7,795
Recoupment of past waived fees — class specific	5,374	7,465	272	7,176	811

Total expenses	299,529	472,607	260,686	427,320	217,425
Less administration fees waived	(83,934)	(150,800)	(61,296)	(123,657)	(45,049)
Less transfer agent fees waived — Institutional	(5)	(4)	(29)	(4)	(25)
Less transfer agent fees waived — Investor A	(136)	(19)	(11)	(32)	(114)
Less transfer agent fees waived — Class K	(2,848)	(3,760)	(1,501)	(2,641)	(996)
Less transfer agent fees reimbursed — Institutional	(2,938)	(5,018)	(2,375)	(3,806)	(911)
Less transfer agent fees reimbursed — Investor A	(1,150)	(4,047)	(2,021)	(5,226)	(2,350)
Less transfer agent fees reimbursed — Class K	(37,422)	(29,676)	(14,050)	(29,074)	(14,047)
Less fees reimbursed by administrator	(105,505)	(141,284)	(101,839)	(126,643)	(82,677)

Total expenses after fees waived and reimbursed	65,591	137,999	77,564	136,237	71,256

Net investment income	4,801,312	9,966,194	4,397,838	9,460,778	3,634,141

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	1,607,897	3,827,927	1,990,873	4,334,854	1,823,947
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	14,093,568	38,379,432	19,108,674	43,158,499	17,701,984

Total realized and unrealized gain	15,701,465	42,207,359	21,099,547	47,493,353	19,525,931

Net Increase in Net Assets Resulting from Operations	$20,502,777	$52,173,553	$25,497,385	$56,954,131	$23,160,072

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2013	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$5,859,808	$1,842,406	$1,910,357	$442,386
Securities lending — affiliated — net	18,085	5,752	6,897	2,674
Income — affiliated	1,263	437	458	120
Other income — affiliated	1,371	466	442	208
Interest — affiliated	785,474	179,502	113,077	11,915
Expenses	(420,550)	(145,503)	(141,004)	(59,724)
Fees waived	49,306	40,098	40,727	38,841

Total income	6,294,757	1,923,158	1,930,954	436,420

Portfolio Expenses
Administration	72,855	20,857	19,878	4,244
Service — Investor A	51,451	23,839	15,551	6,601
Registration	50,223	35,703	35,079	29,691
Transfer agent — Institutional	7,185	1,244	1,978	568
Transfer agent — Investor A	9,168	4,221	3,138	1,339
Transfer agent — Class K	29,289	14,333	26,825	8,051
Professional	24,573	24,472	24,296	24,368
Printing	17,861	1,989	2,338	1,624
Miscellaneous	7,831	7,750	7,752	7,752
Recoupment of past waived fees — class specific	3,232	269	690	—

Total expenses	273,668	134,677	137,525	84,238
Less administration fees waived	(72,855)	(20,857)	(19,878)	(4,244)
Less transfer agent fees waived — Institutional	(5)	(59)	(24)	(34)
Less transfer agent fees waived — Investor A	(4)	(106)	(90)	(75)
Less transfer agent fees waived — Class K	(1,334)	(386)	(337)	(107)
Less transfer agent fees reimbursed — Institutional	(1,655)	(238)	(377)	(321)
Less transfer agent fees reimbursed — Investor A	(1,829)	(927)	(765)	(251)
Less transfer agent fees reimbursed — Class K	(27,954)	(13,945)	(26,486)	(7,920)
Less fees reimbursed by administrator	(100,153)	(69,506)	(69,056)	(62,940)

Total expenses after fees waived and reimbursed	67,879	28,653	20,512	8,346

Net investment income	6,226,878	1,894,505	1,910,442	428,074

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	2,945,488	877,526	759,303	135,948
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	31,072,917	9,779,105	10,062,728	2,276,006

Total realized and unrealized gain	34,018,405	10,656,631	10,822,031	2,411,954

Net Increase in Net Assets Resulting from Operations	$40,245,283	$12,551,136	$12,732,473	$2,840,028

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index Retirement Portfolio		LifePath Index 2020 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$4,801,312	$2,403,911	$9,966,194	$3,552,083
Net realized gain	1,607,897	152,180	3,827,927	234,038
Net change in unrealized appreciation/depreciation	14,093,568	8,357,319	38,379,432	14,866,430

Net increase in net assets resulting from operations	20,502,777	10,913,410	52,173,553	18,652,551

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(591,166)	(261,808)	(709,518)	(253,123)
Investor A	(288,108)	(71,384)	(814,616)	(199,661)
Class K	(4,229,020)	(2,258,479)	(8,956,056)	(3,321,958)
Net realized gain:
Institutional	(186,385)	(33,512)	(242,768)	(53,825)
Investor A	(121,148)	(13,220)	(343,083)	(49,061)
Class K	(1,188,064)	(288,093)	(2,917,112)	(678,055)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,603,891)	(2,926,496)	(13,983,153)	(4,555,683)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	105,714,712	191,916,753	290,809,095	270,893,880

Net Assets
Total increase in net assets	119,613,598	199,903,667	328,999,495	284,990,748
Beginning of year	201,857,540	1,953,873	286,885,898	1,895,150

End of year	$321,471,138	$201,857,540	$615,885,393	$286,885,898

Distributions in excess of net investment income, end of year	$(448,180)	$(141,198)	$(687,648)	$(173,652)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2025 Portfolio		LifePath Index 2030 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$4,397,838	$1,388,333	$9,460,778	$2,775,133
Net realized gain	1,990,873	207,730	4,334,854	229,918
Net change in unrealized appreciation/depreciation	19,108,674	6,815,755	43,158,499	13,125,390

Net increase in net assets resulting from operations	25,497,385	8,411,818	56,954,131	16,130,441

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(345,320)	(46,532)	(608,036)	(233,456)
Investor A	(606,228)	(29,124)	(958,624)	(167,955)
Class K	(3,644,059)	(1,395,326)	(8,262,758)	(2,515,902)
Net realized gain:
Institutional	(144,825)	(18,637)	(259,759)	(61,189)
Investor A	(320,906)	(15,089)	(487,570)	(52,788)
Class K	(1,410,399)	(437,200)	(3,413,491)	(667,736)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,471,737)	(1,941,908)	(13,990,238)	(3,699,026)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	137,165,472	114,077,071	279,465,769	191,636,248

Net Assets
Total increase in net assets	156,191,120	120,546,981	322,429,662	204,067,663
Beginning of year	122,416,810	1,869,829	205,915,480	1,847,817

End of year	$278,607,930	$122,416,810	$528,345,142	$205,915,480

Distributions in excess of net investment income, end of year	$(269,215)	$(71,446)	$(483,733)	$(115,093)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	21

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2035 Portfolio		LifePath Index 2040 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$3,634,141	$988,307	$6,226,878	$1,516,238
Net realized gain	1,823,947	175,707	2,945,488	43,112
Net change in unrealized appreciation/depreciation	17,701,984	5,385,714	31,072,917	7,521,044

Net increase in net assets resulting from operations	23,160,072	6,549,728	40,245,283	9,080,394

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(181,196)	(18,375)	(378,244)	(155,822)
Investor A	(582,811)	(27,832)	(517,339)	(91,979)
Class K	(2,990,310)	(988,293)	(5,513,352)	(1,325,612)
Net realized gain:
Institutional	(93,322)	(8,944)	(175,307)	(31,671)
Investor A	(332,522)	(18,524)	(283,194)	(25,153)
Class K	(1,376,315)	(371,207)	(2,438,058)	(300,713)

Decrease in net assets resulting from dividends and distributions to shareholders	(5,556,476)	(1,433,175)	(9,305,494)	(1,930,950)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	107,834,467	74,784,086	188,037,183	98,636,038

Net Assets
Total increase in net assets	125,438,063	79,900,639	218,976,972	105,785,482
Beginning of year	81,728,051	1,827,412	107,593,431	1,807,949

End of year	$207,166,114	$81,728,051	$326,570,403	$107,593,431

Distributions in excess of net investment income, end of year	$(163,261)	$(43,085)	$(231,860)	$(49,803)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2045 Portfolio		LifePath Index 2050 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$1,894,505	$405,513	$1,910,442	$348,087
Net realized gain (loss)	877,526	11,177	759,303	(14,447)
Net change in unrealized appreciation/depreciation	9,779,105	2,293,873	10,062,728	1,912,161

Net increase in net assets resulting from operations	12,551,136	2,710,563	12,732,473	2,245,801

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(63,879)	(6,138)	(140,616)	(23,821)
Investor A	(259,142)	(7,644)	(184,926)	(9,234)
Class K	(1,612,901)	(407,126)	(1,617,186)	(325,463)
Net realized gain:
Institutional	(34,121)	(1,196)	(54,352)	(1,299)
Investor A	(139,081)	(1,999)	(83,209)	(966)
Class K	(709,566)	(71,398)	(582,607)	(20,664)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,818,690)	(495,501)	(2,662,896)	(381,447)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	61,684,078	29,138,778	67,640,283	22,365,225

Net Assets
Total increase in net assets	71,416,524	31,353,840	77,709,860	24,229,579
Beginning of year	33,142,738	1,788,898	26,004,093	1,774,514

End of year	$104,559,262	$33,142,738	$103,713,953	$26,004,093

Distributions in excess of net investment income, end of year	$(56,571)	$(15,154)	$(42,292)	$(10,006)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	23

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index 2055 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$428,074	$77,358
Net realized gain (loss)	135,948	(920,352)
Net change in unrealized appreciation/depreciation	2,276,006	1,282,849

Net increase in net assets resulting from operations	2,840,028	439,855

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(14,616)	(539)
Investor A	(75,486)	(1,556)
Class K	(342,853)	(76,957)
Return of capital:
Institutional	—	(7)
Investor A	—	(20)
Class K	—	(970)

Decrease in net assets resulting from dividends and distributions to shareholders	(432,955)	(80,049)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	16,670,913	2,739,829

Net Assets
Total increase in net assets	19,077,986	3,099,635
Beginning of year	4,859,629	1,759,994

End of year	$23,937,615	$4,859,629

Distributions in excess of net investment income, end of year	$(6,071)	$(1,190)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath Index Retirement Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.49	$9.77	$10.00

Net investment income[2]	0.18	0.21	0.16
Net realized and unrealized gain (loss)	0.62	0.68	(0.22)

Net increase (decrease) from investment operations	0.80	0.89	(0.06)

Dividends and distributions from:[3]
Net investment income	(0.19)	(0.15)	(0.16)
Net realized gain	(0.05)	(0.02)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.24)	(0.17)	(0.17)

Net asset value, end of period	$11.05	$10.49	$9.77

Total Investment Return[4]
Based on net asset value	7.68%	9.16%	(0.61)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	0.38%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.18%	0.16%	0.18%	[9]

Net investment income[7,8]	1.70%	2.00%	2.84%	[9]

Supplemental Data
Net assets, end of period (000)	$39,793	$20,223	$24

Portfolio turnover of the LifePath Index Master Portfolio	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.06% and 3.37% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	25

Financial Highlights (continued)	LifePath Index Retirement Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.49	$9.77	$10.00

Net investment income[2]	0.16	0.18	0.15
Net realized and unrealized gain (loss)	0.62	0.69	(0.23)

Net increase (decrease) from investment operations	0.78	0.87	(0.08)

Dividends and distributions from:[3]
Net investment income	(0.17)	(0.13)	(0.14)
Net realized gain	(0.05)	(0.02)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.22)	(0.15)	(0.15)

Net asset value, end of period	$11.05	$10.49	$9.77

Total Investment Return[4]
Based on net asset value	7.44%	8.88%	(0.76)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.51%	0.81%	7.06%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.43%	0.41%	0.43%	[9]

Net investment income[7,8]	1.45%	1.71%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$28,215	$7,967	$24

Portfolio turnover of the LifePath Index Master Portfolio	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.13% and 3.37% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath Index Retirement Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.49	$9.77	$10.00

Net investment income[2]	0.19	0.21	0.16
Net realized and unrealized gain (loss)	0.61	0.69	(0.22)

Net increase (decrease) from investment operations	0.80	0.90	(0.06)

Dividends and distributions from:[3]
Net investment income	(0.19)	(0.16)	(0.16)
Net realized gain	(0.05)	(0.02)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.24)	(0.18)	(0.17)

Net asset value, end of period	$11.05	$10.49	$9.77

Total Investment Return[4]
Based on net asset value	7.72%	9.17%	(0.59)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.22%	0.28%	6.71%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.14%	0.15%	0.15%	[9]

Net investment income[7,8]	1.74%	2.02%	2.87%	[9]

Supplemental Data
Net assets, end of period (000)	$253,463	$173,667	$1,905

Portfolio turnover of the LifePath Index Master Portfolio	18% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.04% and 3.38% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	27

Financial Highlights	LifePath Index 2020 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.36	$9.48	$10.00

Net investment income[2]	0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.94	0.85	(0.53)

Net increase (decrease) from investment operations	1.16	1.07	(0.38)

Dividends and distributions from: [3]
Net investment income	(0.21)	(0.16)	(0.13)
Net realized gain	(0.06)	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.27)	(0.19)	(0.14)

Net asset value, end of period	$11.25	$10.36	$9.48

Total Investment Return[4]
Based on net asset value	11.32%	11.35%	(3.72)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	0.36%	6.91%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.18%	0.17%	0.20%	[9]

Net investment income[7,8]	1.98%	2.14%	2.66%	[9]

Supplemental Data
Net assets, end of period (000)	$42,447	$19,786	$24

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.06% and 3.48% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.35	$9.48	$10.00

Net investment income[2]	0.19	0.19	0.13
Net realized and unrealized gain (loss)	0.94	0.85	(0.52)

Net increase (decrease) from investment operations	1.13	1.04	(0.39)

Dividends and distributions from: [3]
Net investment income	(0.19)	(0.14)	(0.12)
Net realized gain	(0.06)	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.25)	(0.17)	(0.13)

Net asset value, end of period	$11.23	$10.35	$9.48

Total Investment Return[4]
Based on net asset value	10.99%	10.98%	(3.87)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.51%	0.68%	7.16%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.44%	0.42%	0.46%	[9]

Net investment income[7,8]	1.75%	1.85%	2.42%	[9]

Supplemental Data
Net assets, end of period (000)	$61,996	$17,944	$24

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.08% and 3.48% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	29

Financial Highlights (concluded)	LifePath Index 2020 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.36	$9.48	$10.00

Net investment income[2]	0.22	0.22	0.15
Net realized and unrealized gain (loss)	0.94	0.85	(0.52)

Net increase (decrease) from investment operations	1.16	1.07	(0.37)

Dividends and distributions from: [3]
Net investment income	(0.21)	(0.16)	(0.14)
Net realized gain	(0.06)	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.27)	(0.19)	(0.15)

Net asset value, end of period	$11.25	$10.36	$9.48

Total Investment Return[4]
Based on net asset value	11.36%	11.36%	(3.71)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.21%	0.28%	6.81%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	2.00%	2.20%	2.70%	[9]

Supplemental Data
Net assets, end of period (000)	$511,443	$249,157	$1,848

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	1% [12]	1%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.04% and 3.48% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath Index 2025 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.30	$9.35	$10.00

Net investment income[2]	0.25	0.23	0.14
Net realized and unrealized gain (loss)	1.12	0.92	(0.65)

Net increase (decrease) from investment operations	1.37	1.15	(0.51)

Dividends and distributions from:[3]
Net investment income	(0.22)	(0.16)	(0.13)
Net realized gain	(0.08)	(0.04)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.30)	(0.20)	(0.14)

Net asset value, end of period	$11.37	$10.30	$9.35

Total Investment Return[4]
Based on net asset value	13.46%	12.34%	(5.12)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.27%	0.51%	6.97%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.17%	0.18%	0.21%	[9]

Net investment income[7,8]	2.25%	2.26%	2.55%	[9]

Supplemental Data
Net assets, end of period (000)	$21,097	$4,844	$23

Portfolio turnover of the LifePath Index Master Portfolio	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.12% and 3.53% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	31

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.30	$9.35	$10.00

Net investment income[2]	0.23	0.22	0.13
Net realized and unrealized gain (loss)	1.11	0.91	(0.66)

Net increase (decrease) from investment operations	1.34	1.13	(0.53)

Dividends and distributions from:[3]
Net investment income	(0.20)	(0.14)	(0.11)
Net realized gain	(0.08)	(0.04)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.28)	(0.18)	(0.12)

Net asset value, end of period	$11.36	$10.30	$9.35

Total Investment Return[4]
Based on net asset value	13.13%	12.12%	(5.26)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.52%	0.85%	7.22%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.43%	0.44%	0.46%	[9]

Net investment income[7,8]	2.04%	2.21%	2.30%	[9]

Supplemental Data
Net assets, end of period (000)	$49,232	$3,918	$23

Portfolio turnover of the LifePath Index Master Portfolio	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.13% and 3.53% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03%, and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath Index 2025 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.30	$9.35	$10.00

Net investment income[2]	0.24	0.23	0.14
Net realized and unrealized gain (loss)	1.14	0.92	(0.65)

Net increase (decrease) from investment operations	1.38	1.15	(0.51)

Dividends and distributions from:[3]
Net investment income	(0.23)	(0.16)	(0.13)
Net realized gain	(0.08)	(0.04)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.31)	(0.20)	(0.14)

Net asset value, end of period	$11.37	$10.30	$9.35

Total Investment Return[4]
Based on net asset value	13.48%	12.34%	(5.10)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	0.37%	6.87%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.14%	0.16%	0.18%	[9]

Net investment income[7,8]	2.16%	2.26%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$208,280	$113,655	$1,823

Portfolio turnover of the LifePath Index Master Portfolio	13% [11]	0% [12,13]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.07% and 3.53% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03% and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	33

Financial Highlights	LifePath Index 2030 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.26	$9.24	$10.00

Net investment income[2]	0.25	0.23	0.13
Net realized and unrealized gain (loss)	1.31	1.00	(0.76)

Net increase (decrease) from investment operations	1.56	1.23	(0.63)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.17)	(0.12)
Net realized gain	(0.09)	(0.04)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.49	$10.26	$9.24

Total Investment Return[4]
Based on net asset value	15.34%	13.38%	(6.30)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.27%	0.41%	7.04%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.19%	0.18%	0.22%	[9]

Net investment income[7,8]	2.30%	2.27%	2.47%	[9]

Supplemental Data
Net assets, end of period (000)	$32,538	$16,158	$23

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.07% and 3.57% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.26	$9.24	$10.00

Net investment income[2]	0.23	0.20	0.12
Net realized and unrealized gain (loss)	1.30	1.01	(0.77)

Net increase (decrease) from investment operations	1.53	1.21	(0.65)

Dividends and distributions from:[3]
Net investment income	(0.21)	(0.15)	(0.10)
Net realized gain	(0.09)	(0.04)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.30)	(0.19)	(0.11)

Net asset value, end of period	$11.49	$10.26	$9.24

Total Investment Return[4]
Based on net asset value	15.09%	13.11%	(6.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.52%	0.72%	7.29%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.45%	0.44%	0.47%	[9]

Net investment income[7,8]	2.10%	1.99%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$62,487	$13,908	$23

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.09% and 3.57% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	35

Financial Highlights (concluded)	LifePath Index 2030 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.25	$9.24	$10.00

Net investment income[2]	0.26	0.24	0.14
Net realized and unrealized gain (loss)	1.30	0.98	(0.77)

Net increase (decrease) from investment operations	1.56	1.22	(0.63)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.17)	(0.12)
Net realized gain	(0.09)	(0.04)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.33)	(0.21)	(0.13)

Net asset value, end of period	$11.48	$10.25	$9.24

Total Investment Return[4]
Based on net asset value	15.40%	13.28%	(6.28)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.22%	0.31%	6.94%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.32%	2.37%	2.50%	[9]

Supplemental Data
Net assets, end of period (000)	$433,320	$175,849	$1,802

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.05% and 3.57% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath Index 2035 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.21	$9.14	$10.00

Net investment income[2]	0.29	0.25	0.13
Net realized and unrealized gain (loss)	1.43	1.04	(0.87)

Net increase (decrease) from investment operations	1.72	1.29	(0.74)

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.17)	(0.11)
Net realized gain	(0.11)	(0.05)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.36)	(0.22)	(0.12)

Net asset value, end of period	$11.57	$10.21	$9.14

Total Investment Return[4]
Based on net asset value	16.98%	14.16%	(7.37)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.28%	0.86%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.18%	0.20%	0.23%	[9]

Net investment income[7,8]	2.59%	2.52%	2.40%	[9]

Supplemental Data
Net assets, end of period (000)	$10,605	$1,835	$23

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.21% and 3.61% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 24% and 7%, for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	37

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$9.14	$10.00

Net investment income[2]	0.25	0.26	0.12
Net realized and unrealized gain (loss)	1.45	1.00	(0.87)

Net increase (decrease) from investment operations	1.70	1.26	(0.75)

Dividends and distributions from:[3]
Net investment income	(0.23)	(0.15)	(0.10)
Net realized gain	(0.11)	(0.05)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.34)	(0.20)	(0.11)

Net asset value, end of period	$11.56	$10.20	$9.14

Total Investment Return[4]
Based on net asset value	16.74%	13.83%	(7.52)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.54%	0.89%	7.47%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.44%	0.45%	0.48%	[9]

Net investment income[7,8]	2.29%	2.59%	2.14%	[9]

Supplemental Data
Net assets, end of period (000)	$38,107	$3,798	$23

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.09% and 3.61% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 24% and 7%, for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath Index 2035 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$9.14	$10.00

Net investment income[2]	0.27	0.24	0.13
Net realized and unrealized gain (loss)	1.45	1.04	(0.87)

Net increase (decrease) from investment operations	1.72	1.28	(0.74)

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.17)	(0.11)
Net realized gain	(0.11)	(0.05)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.36)	(0.22)	(0.12)

Net asset value, end of period	$11.56	$10.20	$9.14

Total Investment Return[4]
Based on net asset value	17.02%	14.07%	(7.35)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.25%	0.48%	7.02%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.17%	0.19%	[9]

Net investment income[7,8]	2.44%	2.43%	2.43%	[9]

Supplemental Data
Net assets, end of period (000)	$158,455	$76,095	$1,782

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	1% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.10% and 3.61% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 24% and 7%, for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	39

Financial Highlights	LifePath Index 2040 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$9.04	$10.00

Net investment income[2]	0.28	0.23	0.13
Net realized and unrealized gain (loss)	1.60	1.12	(0.98)

Net increase (decrease) from investment operations	1.88	1.35	(0.85)

Dividends and distributions from:[3]
Net investment income	(0.26)	(0.18)	(0.10)
Net realized gain	(0.11)	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.37)	(0.21)	(0.11)

Net asset value, end of period	$11.69	$10.18	$9.04

Total Investment Return[4]
Based on net asset value	18.61%	15.01%	(8.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.29%	0.53%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.20%	0.19%	0.23%	[9]

Net investment income[7,8]	2.55%	2.36%	2.34%	[9]

Supplemental Data
Net assets, end of period (000)	$19,346	$9,554	$23

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.11%, and 3.65% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.17	$9.04	$10.00

Net investment income[2]	0.27	0.21	0.11
Net realized and unrealized gain (loss)	1.58	1.11	(0.97)

Net increase (decrease) from investment operations	1.85	1.32	(0.86)

Dividends and distributions from:[3]
Net investment income	(0.23)	(0.16)	(0.09)
Net realized gain	(0.11)	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.34)	(0.19)	(0.10)

Net asset value, end of period	$11.68	$10.17	$9.04

Total Investment Return[4]
Based on net asset value	18.38%	14.63%	(8.58)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.53%	0.85%	7.42%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.45%	0.45%	0.48%	[9]

Net investment income[7,8]	2.39%	2.13%	2.08%	[9]

Supplemental Data
Net assets, end of period (000)	$31,753	$7,563	$23

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.14%, and 3.65% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	41

Financial Highlights (concluded)	LifePath Index 2040 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$9.04	$10.00

Net investment income[2]	0.29	0.25	0.13
Net realized and unrealized gain (loss)	1.59	1.10	(0.97)

Net increase (decrease) from investment operations	1.88	1.35	(0.84)

Dividends and distributions from:[3]
Net investment income	(0.26)	(0.18)	(0.11)
Net realized gain	(0.11)	(0.03)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.37)	(0.21)	(0.12)

Net asset value, end of period	$11.69	$10.18	$9.04

Total Investment Return[4]
Based on net asset value	18.66%	15.03%	(8.42)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	0.39%	7.06%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.18%	0.20%	[9]

Net investment income[7,8]	2.58%	2.52%	2.36%	[9]

Supplemental Data
Net assets, end of period (000)	$275,471	$90,476	$1,763

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.07%, and 3.65% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath Index 2045 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.13	$8.94	$10.00

Net investment income[2]	0.34	0.26	0.12
Net realized and unrealized gain (loss)	1.69	1.13	(1.07)

Net increase (decrease) from investment operations	2.03	1.39	(0.95)

Dividends and distributions from:[3]
Net investment income	(0.27)	(0.18)	(0.10)
Net realized gain	(0.11)	(0.02)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.38)	(0.20)	(0.11)

Net asset value, end of period	$11.78	$10.13	$8.94

Total Investment Return[4]
Based on net asset value	20.18%	15.58%	(9.51)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.35%	1.35%	7.23%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.20%	0.22%	0.24%	[9]

Net investment income[7,8]	3.01%	2.64%	2.26%	[9]

Supplemental Data
Net assets, end of period (000)	$4,117	$532	$22

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.05%, 0.36% and 3.69% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	43

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.12	$8.94	$10.00

Net investment income[2]	0.29	0.27	0.11
Net realized and unrealized gain (loss)	1.72	1.09	(1.08)

Net increase (decrease) from investment operations	2.01	1.36	(0.97)

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.16)	(0.08)
Net realized gain	(0.11)	(0.02)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.36)	(0.18)	(0.09)

Net asset value, end of period	$11.77	$10.12	$8.94

Total Investment Return[4]
Based on net asset value	19.96%	15.27%	(9.64)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.58%	1.39%	7.48%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.44%	0.46%	0.49%	[9]

Net investment income[7,8]	2.61%	2.75%	2.00%	[9]

Supplemental Data
Net assets, end of period (000)	$16,428	$887	$22

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.06%, 0.25% and 3.69% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath Index 2045 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.13	$8.94	$10.00

Net investment income[2]	0.30	0.26	0.12
Net realized and unrealized gain (loss)	1.74	1.13	(1.07)

Net increase (decrease) from investment operations	2.04	1.39	(0.95)

Dividends and distributions from:[3]
Net investment income	(0.27)	(0.18)	(0.10)
Net realized gain	(0.11)	(0.02)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.38)	(0.20)	(0.11)

Net asset value, end of period	$11.79	$10.13	$8.94

Total Investment Return[4]
Based on net asset value	20.32%	15.61%	(9.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.31%	0.89%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.18%	0.21%	[9]

Net investment income[7,8]	2.73%	2.60%	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$84,015	$31,724	$1,744

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	2% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.06%, 0.24% and 3.69% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	45

Financial Highlights	LifePath Index 2050 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$8.86	$10.00

Net investment income[2]	0.34	0.24	0.12
Net realized and unrealized gain (loss)	1.82	1.21	(1.16)

Net increase (decrease) from investment operations	2.16	1.45	(1.04)

Dividends and distributions from:[3]
Net investment income	(0.27)	(0.19)	(0.09)
Net realized gain	(0.09)	(0.01)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.36)	(0.20)	(0.10)

Net asset value, end of period	$11.91	$10.11	$8.86

Total Investment Return[4]
Based on net asset value	21.56%	16.35%	(10.36)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.34%	1.55%	7.27%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.20%	0.21%	0.24%	[9]

Net investment income[7,8]	3.03%	2.44%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$7,679	$1,573	$22

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.06%, 0.47% and 3.71% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.10	$8.86	$10.00

Net investment income[2]	0.32	0.28	0.10
Net realized and unrealized gain (loss)	1.81	1.14	(1.15)

Net increase (decrease) from investment operations	2.13	1.42	(1.05)

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.17)	(0.08)
Net realized gain	(0.09)	(0.01)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.34)	(0.18)	(0.09)

Net asset value, end of period	$11.89	$10.10	$8.86

Total Investment Return[4]
Based on net asset value	21.25%	16.00%	(10.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.59%	1.33%	7.69%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.45%	0.47%	0.49%	[9]

Net investment income[7,8]	2.85%	2.86%	1.97%	[9]

Supplemental Data
Net assets, end of period (000)	$12,103	$1,090	$25

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.06%, 0.22% and 3.71% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	47

Financial Highlights (concluded)	LifePath Index 2050 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$8.86	$10.00

Net investment income[2]	0.32	0.26	0.12
Net realized and unrealized gain (loss)	1.85	1.19	(1.16)

Net increase (decrease) from investment operations	2.17	1.45	(1.04)

Dividends and distributions from:[3]
Net investment income	(0.28)	(0.19)	(0.09)
Net realized gain	(0.09)	(0.01)	—
Return of capital	—	—	(0.01)

Total dividends and distributions	(0.37)	(0.20)	(0.10)

Net asset value, end of period	$11.91	$10.11	$8.86

Total Investment Return[4]
Based on net asset value	21.61%	16.37%	(10.34)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.33%	0.99%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	0.19%	0.21%	[9]

Net investment income[7,8]	2.88%	2.67%	2.25%	[9]

Supplemental Data
Net assets, end of period (000)	$83,933	$23,342	$1,727

Portfolio turnover of the LifePath Index Master Portfolio	12% [11]	3% [12]	0%	[12,13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.06%, 0.27% and 3.71% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]

Includes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000® Index Master Portfolio.

[12]

Excludes the LifePath Index Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000® Index Master Portfolio, if these transactions had been included to conform to the current year presentations, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	LifePath Index 2055 Portfolio

	Institutional
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.05	$8.80	$10.00

Net investment income[2]	0.37	0.24	0.12
Net realized and unrealized gain (loss)	1.91	1.23	(1.22)

Net increase (decrease) from investment operations	2.28	1.47	(1.10)

Dividends and distributions from:[3]
Net investment income	(0.28)	(0.22)	(0.09)
Return of capital	—	(0.00)[4]	(0.01)

Total dividends and distributions	(0.28)	(0.22)	(0.10)

Net asset value, end of period	$12.05	$10.05	$8.80

Total Investment Return[5]
Based on net asset value	22.91%	16.78%	(10.98)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.75%	4.43%	7.32%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.20%	0.24%	0.24%	[10]

Net investment income[8,9]	3.25%	2.46%	2.21%	[10]

Supplemental Data
Net assets, end of period (000)	$896	$25	$22

Portfolio turnover of the LifePath Index Master Portfolio	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.26%, 1.36% and 3.73% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[12]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[13]

Excludes the LifePath Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	49

Financial Highlights (continued)	LifePath Index 2055 Portfolio

	Investor A
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.05	$8.80	$10.00

Net investment income[2]	0.33	0.25	0.10
Net realized and unrealized gain (loss)	1.92	1.20	(1.21)

Net increase (decrease) from investment operations	2.25	1.45	(1.11)

Dividends and distributions from:[3]
Net investment income	(0.26)	(0.20)	(0.08)
Return of capital	—	(0.00)[4]	(0.01)

Total dividends and distributions	(0.26)	(0.20)	(0.09)

Net asset value, end of period	$12.04	$10.05	$8.80

Total Investment Return[5]
Based on net asset value	22.55%	16.55%	(11.11)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.91%	3.98%	7.57%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.44%	0.49%	0.49%	[10]

Net investment income[8,9]	2.87%	2.60%	1.95%	[10]

Supplemental Data
Net assets, end of period (000)	$4,696	$129	$22

Portfolio turnover of the LifePath Index Master Portfolio	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.27%, 1.05% and 3.73% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[12]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[13]

Excludes the LifePath Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Class K
	Year Ended December 31,		Period May 31, 2011[1] to December 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.05	$8.80	$10.00

Net investment income[2]	0.34	0.26	0.12
Net realized and unrealized gain (loss)	1.95	1.21	(1.22)

Net increase (decrease) from investment operations	2.29	1.47	(1.10)

Dividends and distributions from:[3]
Net investment income	(0.29)	(0.22)	(0.09)
Return of capital	—	(0.00)[4]	(0.01)

Total dividends and distributions	(0.29)	(0.22)	(0.10)

Net asset value, end of period	$12.05	$10.05	$8.80

Total Investment Return[5]
Based on net asset value	22.95%	16.83%	(10.96)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.70%	3.71%	7.21%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.15%	0.19%	0.21%	[10]

Net investment income[8,9]	3.05%	2.71%	2.24%	[10]

Supplemental Data
Net assets, end of period (000)	$18,345	$4,706	$1,716

Portfolio turnover of the LifePath Index Master Portfolio	15% [12]	8% [13]	0%	[13,14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.28%, 1.18% and 3.74% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[12]

Includes the LifePath Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[13]

Excludes the LifePath Master Portfolio’s purchases or sales of the underlying funds and ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	51

Notes to Financial Statements	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”) are each a series of the Trust. Each LifePath Index Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or a substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio (100.0%, 100.0%, 100.0%, 100.0%, 100.0%, 100.0%, 100.0%, 100.0% and 99.9% for the LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio, respectively, as of December 31, 2013).

Each LifePath Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the LifePath Index Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Index Portfolio records its investments in the applicable LifePath Index Master Portfolio at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the applicable LifePath Index Master Portfolio. Valuation of securities held by the applicable LifePath Index Master Portfolio is discussed in Note 2 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each LifePath Index Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s US federal tax returns remains open for each of the two years ended December 31, 2013 and the period ended December 31, 2011. The statutes of limitations on each LifePath Index Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Portfolios and other shared expenses pro rated to the LifePath Index Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

52	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)

The Trust, on behalf of the LifePath Index Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide general administration services (other than investment advice and related portfolio activities). BAL is entitled to receive for these administration services an annual fee of 0.03% based on the average daily net assets of each LifePath Index Portfolio. The LifePath Index Portfolios do not pay an investment advisory fee or investment management fee.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BAL contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K until May 1, 2014. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. The agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares.

These amounts waived or reimbursed are included in fees reimbursed by administrator, and shown as transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2013, the amounts included in fees reimbursed by administrator were as follows:

LifePath Index Retirement Portfolio	$41,510
LifePath Index 2020 Portfolio	$38,741
LifePath Index 2025 Portfolio	$18,446
LifePath Index 2030 Portfolio	$38,106
LifePath Index 2035 Portfolio	$17,308
LifePath Index 2040 Portfolio	$31,438
LifePath Index 2045 Portfolio	$15,110
LifePath Index 2050 Portfolio	$27,628
LifePath Index 2055 Portfolio	$8,492

If during a LifePath Index Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BAL or BlackRock Institutional Trust Company, N.A. (“BTC”), the LifePath Index Portfolios’ former administrator, are less than the expense limit for that share class, BAL or BTC is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Portfolio, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BAL or BTC or an affiliate continues to serve as the LifePath Index Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BAL or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BAL or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BAL or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2013, BAL and BTC recouped the following Portfolio level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Portfolios:

	BAL	BTC
LifePath Index Retirement Portfolio
Institutional	$3,931	$1
Investor A	$1,441	$1
LifePath Index 2020 Portfolio
Institutional	$3,073	$1
Investor A	$4,391	—
LifePath Index 2025 Portfolio
Institutional	$31	$3
Investor A	$237	$1
LifePath Index 2030 Portfolio
Institutional	$3,268	$1
Investor A	$3,906	$1
LifePath Index 2035 Portfolio
Institutional	$46	$3
Investor A	$732	$30
LifePath Index 2040 Portfolio
Institutional	$1,737	$1
Investor A	$1,493	$1
LifePath Index 2045 Portfolio
Institutional	$34	$10
Investor A	$194	$31
LifePath Index 2050 Portfolio
Institutional	$409	$19
Investor A	$239	$23

On December 31, 2013, the Portfolio level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014		2015
	BAL	BTC	BAL
LifePath Index Retirement Portfolio
Portfolio level	$109,815	$63,411	$189,439
Institutional	—	—	$2,943
Investor A	—	—	$1,286
Class K	$5,558	$162	$40,270
LifePath Index 2020 Portfolio
Portfolio level	$134,993	$66,273	$292,083
Institutional	—	—	$5,022
Investor A	$366	—	$4,066
Class K	$9,239	$162	$33,436
LifePath Index 2025 Portfolio
Portfolio level	$62,960	$58,004	$163,135
Institutional	—	—	$2,404
Investor A	—	—	$2,032
Class K	$6,422	$159	$15,552
LifePath Index 2030 Portfolio
Portfolio level	$109,790	$63,227	$250,300
Institutional	—	—	$3,810
Investor A	—	—	$5,258
Class K	$8,398	$162	$31,715
LifePath Index 2035 Portfolio
Portfolio level	$62,145	$57,339	$127,727
Institutional	—	—	$936
Investor A	—	—	$2,464
Class K	$6,472	$160	$15,043

BLACKROCK FUNDS III	DECEMBER 31, 2013	53

Notes to Financial Statements (continued)

	Expiring December 31,
	2014		2015
	BAL	BTC	BAL
LifePath Index 2040 Portfolio
Portfolio level	$75,994	$59,087	$173,008
Institutional	$797	—	$1,660
Investor A	—	—	$1,833
Class K	$7,192	$155	$29,288
LifePath Index 2045 Portfolio
Portfolio level	$49,596	$55,569	$90,363
Institutional	$65	—	$297
Investor A	—	—	$1,032
Class K	$6,009	$160	$14,331
LifePath Index 2050 Portfolio
Portfolio level	$48,051	$55,597	$88,935
Institutional	$66	—	$401
Investor A	—	—	$855
Class K	$6,605	$163	$26,823
LifePath Index 2055 Portfolio
Portfolio level	$42,507	$55,312	$67,183
Institutional	$64	$19	$355
Investor A	$89	$23	$326
Class K	$2,512	$139	$8,027

The following Portfolio level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Portfolios, which were subject to recoupment by the Manager, expired on December 31, 2013:

BTC
LifePath Index Retirement Portfolio
Portfolio level	$74,386
Class K	$346
LifePath Index 2020 Portfolio
Portfolio level	$73,478
Class K	$346
LifePath Index 2025 Portfolio
Portfolio level	$73,205
Class K	$346
LifePath Index 2030 Portfolio
Portfolio level	$73,292
Class K	$345
LifePath Index 2035 Portfolio
Portfolio level	$73,331
Class K	$345
LifePath Index 2040 Portfolio
Portfolio level	$73,077
Class K	$345
LifePath Index 2045 Portfolio
Portfolio level	$73,053
Class K	$345
LifePath Index 2050 Portfolio
Portfolio level	$73,040
Class K	$346
LifePath Index 2055 Portfolio
Portfolio level	$73,040
Institutional	$15
Investor A	$14
Class K	$345

The Trust, on behalf of the LifePath Index Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Portfolio pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to each LifePath Index Portfolio. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2013, the LifePath Index Portfolios paid the following to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

LifePath Index Retirement Portfolio
Institutional	$11,748
Investor A	$6,432
LifePath Index 2020 Portfolio
Institutional	$13,276
Investor A	$17,444
LifePath Index 2025 Portfolio
Institutional	$4,533
Investor A	$8,252
LifePath Index 2030 Portfolio
Institutional	$10,660
Investor A	$18,189
LifePath Index 2035 Portfolio
Institutional	$1,951
Investor A	$9,104
LifePath Index 2040 Portfolio
Institutional	$6,296
Investor A	$8,159
LifePath Index 2045 Portfolio
Institutional	$474
Investor A	$3,217
LifePath Index 2050 Portfolio
Institutional	$1,285
Investor A	$1,956
LifePath Index 2055 Portfolio
Institutional	$86
Investor A	$793

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the LifePath Index Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of LifePath Index Portfolio shares. For the year ended December 31, 2013, each LifePath Index Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

LifePath Index Retirement Portfolio
Institutional	$248
Investor A	$171
Class K	$2,848
LifePath Index 2020 Portfolio
Institutional	$202
Investor A	$407
Class K	$3,760

54	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)

LifePath Index 2025 Portfolio
Institutional	$98
Investor A	$136
Class K	$1,501
LifePath Index 2030 Portfolio
Institutional	$194
Investor A	$349
Class K	$2,641
LifePath Index 2035 Portfolio
Institutional	$77
Investor A	$165
Class K	$996
LifePath Index 2040 Portfolio
Institutional	$189
Investor A	$154
Class K	$1,334
LifePath Index 2045 Portfolio
Institutional	$90
Investor A	$168
Class K	$386
LifePath Index 2050 Portfolio
Institutional	$54
Investor A	$156
Class K	$337
LifePath Index 2055 Portfolio
Institutional	$37
Investor A	$98
Class K	$107

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

		LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Ordinary income	12/31/13	$5,108,294	$10,480,190	$4,595,607	$9,833,017	$3,768,047	$6,431,632	$1,942,941	$1,949,553	$432,955
	12/31/12	$2,692,796	$4,107,098	$1,696,755	$3,316,768	$1,243,349	$1,750,697	$456,733	$368,966	$79,053
Long-term capital gains	12/31/13	1,495,597	3,502,963	1,876,130	4,157,221	1,788,429	2,873,872	875,759	713,353	—
	12/31/12	233,700	448,585	245,153	382,258	189,826	180,253	38,768	12,481	—
Return of capital	12/31/12	—	—	—	—	—	—	—	—	996

Total	12/31/13	$6,603,891	$13,983,153	$6,471,737	$13,990,238	$5,556,476	$9,305,504	$2,818,700	$2,662,906	$432,955

	12/31/12	$2,926,496	$4,555,683	$1,941,908	$3,699,026	$1,433,175	$1,930,950	$495,501	$381,447	$80,049

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Undistributed ordinary income	—	—	—	—	$3,112	$6,153	$14,725	$10,970	$2,632
Undistributed long-term capital gains	$1,103,987	$2,494,081	$1,224,215	$2,582,484	1,055,503	1,691,170	493,777	488,278	70,917
Net unrealized gains[1]	20,769,722	49,705,620	24,141,592	52,661,087	21,489,219	36,200,340	11,228,390	11,206,598	2,454,855
Qualified late-year losses[2]	(33,686)	(16,863)	—	—	—	—	—	—	—

	$21,840,023	$52,182,838	$25,365,807	$55,243,571	$22,547,834	$37,897,663	$11,736,892	$11,705,846	$2,528,404

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

[2]	The LifePath Index Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

During the year ended December 31, 2013, the LifePath Index 2055 Portfolio utilized $145,270 of its capital loss carryforward.

BLACKROCK FUNDS III	DECEMBER 31, 2013	55

Notes to Financial Statements (continued)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath Index Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,061,585	$22,268,556	2,346,217	$24,115,637
Shares issued to shareholders in reinvestment of dividends and distributions	71,735	777,468	9,339	97,595
Shares redeemed	(460,130)	(4,987,149)	(430,831)	(4,418,911)

Net increase	1,673,190	$18,058,875	1,924,725	$19,794,321

Investor A
Shares sold	2,236,821	$23,994,734	975,316	$9,874,184
Shares issued to shareholders in reinvestment of dividends and distributions	37,556	409,184	8,071	84,239
Shares redeemed	(479,752)	(5,171,689)	(226,446)	(2,319,458)

Net increase	1,794,625	$19,232,229	756,941	$7,638,965

Class K
Shares sold	11,425,875	$122,818,985	17,830,262	$179,573,432
Shares issued to shareholders in reinvestment of dividends and distributions	500,292	5,417,084	244,068	2,543,045
Shares redeemed	(5,538,787)	(59,812,461)	(1,710,952)	(17,633,010)

Net increase	6,387,380	$68,423,608	16,363,378	$164,483,467

Total Net Increase	9,855,195	$105,714,712	19,045,044	$191,916,753

LifePath Index 2020 Portfolio
Institutional
Shares sold	2,268,934	$24,548,722	2,239,380	$22,661,709
Shares issued to shareholders in reinvestment of dividends and distributions	86,698	952,206	16,463	169,675
Shares redeemed	(491,339)	(5,379,818)	(348,926)	(3,544,273)

Net increase	1,864,293	$20,121,110	1,906,917	$19,287,111

Investor A
Shares sold	4,963,916	$53,555,955	1,961,732	$19,270,872
Shares issued to shareholders in reinvestment of dividends and distributions	105,165	1,157,628	24,164	248,301
Shares redeemed	(1,283,795)	(13,988,126)	(254,999)	(2,571,734)

Net increase	3,785,286	$40,725,457	1,730,897	$16,947,439

Class K
Shares sold	25,772,057	$277,156,664	24,558,594	$241,633,100
Shares issued to shareholders in reinvestment of dividends and distributions	1,081,632	11,873,168	388,823	3,995,761
Shares redeemed	(5,424,726)	(59,067,304)	(1,090,359)	(10,969,531)

Net increase	21,428,963	$229,962,528	23,857,058	$234,659,330

Total Net Increase	27,078,542	$290,809,095	27,494,872	$270,893,880

LifePath Index 2025 Portfolio
Institutional
Shares sold	1,559,589	$16,934,310	509,320	$5,193,652
Shares issued to shareholders in reinvestment of dividends and distributions	44,185	490,054	6,295	64,669
Shares redeemed	(218,487)	(2,404,992)	(48,059)	(494,153)

Net increase	1,385,287	$15,019,372	467,556	$4,764,168

Investor A
Shares sold	4,228,219	$45,937,401	447,523	$4,530,663
Shares issued to shareholders in reinvestment of dividends and distributions	83,179	927,051	4,256	43,760
Shares redeemed	(359,213)	(3,951,841)	(73,886)	(743,353)

Net increase	3,952,185	$42,912,611	377,893	$3,831,070

56	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath Index 2025 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	8,954,681	$97,254,162	11,248,567	$109,513,473
Shares issued to shareholders in reinvestment of dividends and distributions	456,592	5,054,458	178,559	1,827,580
Shares redeemed	(2,126,879)	(23,075,131)	(592,841)	(5,859,220)

Net increase	7,284,394	$79,233,489	10,834,285	$105,481,833

Total Net Increase	12,621,866	$137,165,472	11,679,734	$114,077,071

LifePath Index 2030 Portfolio
Institutional
Shares sold	1,711,760	$18,674,361	1,823,622	$18,049,163
Shares issued to shareholders in reinvestment of dividends and distributions	77,613	867,715	16,321	166,238
Shares redeemed	(531,836)	(5,900,825)	(268,371)	(2,679,649)

Net increase	1,257,537	$13,641,251	1,571,572	$15,535,752

Investor A
Shares sold	4,680,562	$50,614,445	1,655,996	$15,974,496
Shares issued to shareholders in reinvestment of dividends and distributions	128,842	1,446,121	21,635	220,272
Shares redeemed	(725,124)	(8,002,658)	(324,965)	(3,221,856)

Net increase	4,084,280	$44,057,908	1,352,666	$12,972,912

Class K
Shares sold	23,872,297	$257,291,468	17,538,954	$168,834,753
Shares issued to shareholders in reinvestment of dividends and distributions	1,045,931	11,676,250	312,964	3,179,242
Shares redeemed	(4,320,087)	(47,201,108)	(897,260)	(8,886,411)

Net increase	20,598,141	$221,766,610	16,954,658	$163,127,584

Total Net Increase	25,939,958	$279,465,769	19,878,896	$191,636,248

LifePath Index 2035 Portfolio
Institutional
Shares sold	852,167	$9,318,039	197,391	$1,981,173
Shares issued to shareholders in reinvestment of dividends and distributions	24,307	274,425	2,629	26,767
Shares redeemed	(139,901)	(1,556,378)	(22,681)	(228,034)

Net increase	736,573	$8,036,086	177,339	$1,779,906

Investor A
Shares sold	3,439,059	$37,238,638	420,557	$4,229,470
Shares issued to shareholders in reinvestment of dividends and distributions	81,114	915,248	4,498	45,854
Shares redeemed	(594,854)	(6,571,070)	(55,211)	(558,563)

Net increase	2,925,319	$31,582,816	369,844	$3,716,761

Class K
Shares sold	7,500,759	$81,709,781	7,790,296	$74,282,072
Shares issued to shareholders in reinvestment of dividends and distributions	388,965	4,366,624	133,587	1,353,590
Shares redeemed	(1,646,242)	(17,860,840)	(659,276)	(6,348,243)

Net increase	6,243,482	$68,215,565	7,264,607	$69,287,419

Total Net Increase	9,905,374	$107,834,467	7,811,790	$74,784,086

LifePath Index 2040 Portfolio
Institutional
Shares sold	901,800	$9,876,849	1,010,208	$9,828,924
Shares issued to shareholders in reinvestment of dividends and distributions	48,758	553,471	8,927	89,803
Shares redeemed	(234,630)	(2,606,252)	(83,372)	(818,531)

Net increase	715,928	$7,824,068	935,763	$9,100,196

BLACKROCK FUNDS III	DECEMBER 31, 2013	57

Notes to Financial Statements (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath Index 2040 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	2,321,806	$25,313,385	854,797	$8,138,845
Shares issued to shareholders in reinvestment of dividends and distributions	70,043	798,511	11,575	116,658
Shares redeemed	(416,965)	(4,642,256)	(125,500)	(1,238,170)

Net increase	1,974,884	$21,469,640	740,872	$7,017,333

Class K
Shares sold	16,955,303	$183,667,563	9,146,340	$86,822,641
Shares issued to shareholders in reinvestment of dividends and distributions	701,374	7,951,411	161,135	1,621,956
Shares redeemed	(2,984,116)	(32,875,499)	(613,420)	(5,926,088)

Net increase	14,672,561	$158,743,475	8,694,055	$82,518,509

Total Net Increase	17,363,373	$188,037,183	10,370,690	$98,636,038

LifePath Index 2045 Portfolio
Institutional
Shares sold	343,414	$3,823,504	62,540	$612,746
Shares issued to shareholders in reinvestment of dividends and distributions	8,462	97,612	674	6,787
Shares redeemed	(54,989)	(615,334)	(13,250)	(134,377)

Net increase	296,887	$3,305,782	49,964	$485,156

Investor A
Shares sold	1,480,551	$16,147,082	87,783	$859,010
Shares issued to shareholders in reinvestment of dividends and distributions	34,703	398,136	908	9,169
Shares redeemed	(207,027)	(2,301,344)	(3,538)	(35,843)

Net increase	1,308,227	$14,243,874	85,153	$832,336

Class K
Shares sold	4,783,028	$52,552,916	3,212,318	$30,377,207
Shares issued to shareholders in reinvestment of dividends and distributions	203,509	2,322,467	47,023	471,885
Shares redeemed	(989,675)	(10,740,961)	(323,873)	(3,027,806)

Net increase	3,996,862	$44,134,422	2,935,468	$27,821,286

Total Net Increase	5,601,976	$61,684,078	3,070,585	$29,138,778

LifePath Index 2050 Portfolio
Institutional
Shares sold	598,979	$6,603,417	196,023	$1,849,878
Shares issued to shareholders in reinvestment of dividends and distributions	16,846	194,543	2,434	24,218
Shares redeemed	(126,664)	(1,428,717)	(45,398)	(441,494)

Net increase	489,161	$5,369,243	153,059	$1,432,602

Investor A
Shares sold	998,186	$11,046,284	115,220	$1,129,917
Shares issued to shareholders in reinvestment of dividends and distributions	23,111	268,058	969	9,763
Shares redeemed	(111,643)	(1,265,967)	(11,166)	(110,000)

Net increase	909,654	$10,048,375	105,023	$1,029,680

Class K
Shares sold	5,525,950	$60,832,043	2,383,199	$22,379,083
Shares issued to shareholders in reinvestment of dividends and distributions	191,249	2,199,792	34,096	339,984
Shares redeemed	(978,011)	(10,809,170)	(303,480)	(2,816,124)

Net increase	4,739,188	$52,222,665	2,113,815	$19,902,943

Total Net Increase	6,138,003	$67,640,283	2,371,897	$22,365,225

58	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (concluded)

	Year Ended December 31, 2013		Year Ended December 31, 2012
LifePath Index 2055 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	93,708	$1,041,888	3	$30
Shares issued to shareholders in reinvestment of dividends and distributions	1,195	13,909	—	—
Shares redeemed	(23,050)	(260,510)	—	—

Net increase	71,853	$795,287	3	$30

Investor A
Shares sold	421,203	$4,610,527	11,793	$113,668
Shares issued to shareholders in reinvestment of dividends and distributions	6,513	75,402	108	1,077
Shares redeemed	(50,533)	(559,905)	(1,572)	(15,055)

Net increase	377,183	$4,126,024	10,329	$99,690

Class K
Shares sold	1,229,481	$13,659,652	332,227	$3,221,558
Shares issued to shareholders in reinvestment of dividends and distributions	24,873	286,855	3,472	34,476
Shares redeemed	(200,454)	(2,196,905)	(62,587)	(615,925)

Net increase	1,053,900	$11,749,602	273,112	$2,640,109

Total Net Increase	1,502,936	$16,670,913	283,444	$2,739,829

At December 31, 2013, shares owned by affiliates were as follows:

	Institutional	Class K
LifePath Index 2055 Portfolio	2,500	195,000

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	59

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of BlackRock Funds III and the Shareholders of LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (the “Funds”), each a series of BlackRock Funds III, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2013.

	Payable Dates	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Qualified Dividend Income for Individuals[1]	4/02/13—1/02/14	40.26%	49.02%	52.59%	56.09%	58.16%	59.94%	60.12%	60.85%	60.70%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	4/02/13—1/02/14	22.65%	26.91%	28.94%	30.31%	31.61%	32.14%	32.54%	32.64%	32.84%
Federal Obligation Interest[2]	4/02/13—1/02/14	2.26%	—	—	—	—	—	—	—	—
Interest-Related Dividends and Qualified Short-Term Capital Gain for Non-US Residents[3]	4/02/13—1/02/14	24.97%	39.08%	21.09%	18.42%	15.78%	8.94%	7.05%	10.25%	3.39%

[1]	The LifePath Index Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Index Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record Date	June 27, 2013	December 31, 2013
LifePath Index Retirement Portfolio	$0.008839	$0.039480
LifePath Index 2020 Portfolio	$0.009246	$0.054095
LifePath Index 2025 Portfolio	$0.011655	$0.068639
LifePath Index 2030 Portfolio	$0.010890	$0.082645
LifePath Index 2035 Portfolio	$0.013060	$0.093847
LifePath Index 2040 Portfolio	$0.010327	$0.098502
LifePath Index 2045 Portfolio	$0.011460	$0.094584
LifePath Index 2050 Portfolio	$0.009099	$0.078800

60	BLACKROCK FUNDS III	DECEMBER 31, 2013

Master Portfolio Information as of December 31, 2013	Master Investment Portfolio

LifePath Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	62%
Equity Funds	38

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	53%
Russell 1000® Index Master Portfolio	21
ACWI ex-US Index Master Portfolio	9
iShares TIPS Bond ETF	9
Master Small Cap Index Series	5
iShares MSCI EAFE Small-Cap ETF	2
iShares Core MSCI Total International Stock ETF	1

LifePath Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	50%
Fixed Income Funds	48
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	41%
Russell 1000® Index Master Portfolio	28
ACWI ex-US Index Master Portfolio	12
iShares TIPS Bond ETF	7
Master Small Cap Index Series	4
iShares Core MSCI Total International Stock ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small-Cap ETF	2
iShares International Developed Real Estate ETF	1
iShares Cohen & Steers REIT ETF	1

LifePath Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	59%
Fixed Income Funds	40
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	35%
Russell 1000® Index Master Portfolio	33
ACWI ex-US Index Master Portfolio	12
iShares TIPS Bond ETF	5
iShares Core MSCI Total International Stock ETF	4
Master Small Cap Index Series	4
iShares International Developed Real Estate ETF	2
iShares Cohen & Steers REIT ETF	2
iShares MSCI EAFE Small-Cap ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2013	61

Master Portfolio Information as of December 31, 2013 (continued)	Master Investment Portfolio

LifePath Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	66%
Fixed Income Funds	32
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	37%
Bond Index Master Portfolio	28
ACWI ex-US Index Master Portfolio	16
iShares TIPS Bond ETF	4
iShares International Developed Real Estate ETF	3
Master Small Cap Index Series	3
iShares Cohen & Steers REIT ETF	3
iShares Core MSCI Total International Stock ETF	3
iShares MSCI EAFE Small-Cap ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	72%
Fixed Income Funds	26
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	41%
Bond Index Master Portfolio	23
ACWI ex-US Index Master Portfolio	15
iShares Core MSCI Total International Stock ETF	5
iShares International Developed Real Estate ETF	4
iShares Cohen & Steers REIT ETF	3
iShares TIPS Bond ETF	3
Master Small Cap Index Series	3
iShares MSCI EAFE Small-Cap ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	77%
Fixed Income Funds	20
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	43%
Bond Index Master Portfolio	18
ACWI ex-US Index Master Portfolio	17
iShares International Developed Real Estate ETF	4
iShares Core MSCI Total International Stock ETF	4
iShares Cohen & Steers REIT ETF	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	3
iShares MSCI EAFE Small-Cap ETF	2
iShares TIPS Bond ETF	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

62	BLACKROCK FUNDS III	DECEMBER 31, 2013

Master Portfolio Information as of December 31, 2013 (concluded)	Master Investment Portfolio

LifePath Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	84%
Fixed Income Funds	15
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	47%
ACWI ex-US Index Master Portfolio	16
Bond Index Master Portfolio	15
iShares Core MSCI Total International Stock ETF	8
iShares International Developed Real Estate ETF	5
iShares Cohen & Steers REIT ETF	4
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	84%
Fixed Income Funds	9
Short-Term Securities	7

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	48%
ACWI ex-US Index Master Portfolio	15
Bond Index Master Portfolio	9
iShares Core MSCI Total International Stock ETF	8
BlackRock Cash Funds: Institutional, SL Agency Shares	6
iShares International Developed Real Estate ETF	5
iShares Cohen & Steers REIT ETF	4
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	93%
Fixed Income Funds	4
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	52%
ACWI ex-US Index Master Portfolio	14
iShares Core MSCI Total International Stock ETF	11
iShares International Developed Real Estate ETF	6
iShares Cohen & Steers REIT ETF	5
Bond Index Master Portfolio	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares MSCI EAFE Small-Cap ETF	3
Master Small Cap Index Series	2

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2013	63

Schedule of Investments December 31, 2013	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 38.2%
ACWI ex-US Index Master Portfolio	$30,353,814	$30,353,814
iShares Cohen & Steers REIT ETF	3,384	252,853
iShares Core MSCI Total International Stock ETF	83,874	4,835,336
iShares International Developed Real Estate ETF	11,591	358,278
iShares MSCI EAFE Small-Cap ETF	68,691	3,501,867
Master Small Cap Index Series	$14,746,591	14,746,591
Russell 1000 Index Master Portfolio	$68,706,189	68,706,189

		122,754,928
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 61.4%
Bond Index Master Portfolio	$169,273,201	$169,273,201
iShares TIPS Bond ETF	257,137	28,259,356

		197,532,557
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)	893,396	893,396
Total Affiliated Investment Companies (Cost — $298,689,968*) — 99.9%		321,180,881
Other Assets in Excess of Liabilities — 0.1%		413,117

Net Assets — 100.0%		$321,593,998

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$298,829,098

Gross unrealized appreciation	$25,953,023
Gross unrealized depreciation	(3,601,240)

Net unrealized appreciation	$22,351,783

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$22,294,444	$8,059,370	[1]	—	$30,353,814	$30,353,814	$836,972	$1,888,990
BlackRock Cash Funds: Institutional, SL Agency Shares	1,669,412	—		(776,016)[2]	893,396	$893,396	$10,458	—
BlackRock Cash Funds: Prime, SL Agency Shares	238,171	—		(238,171)[2]	—	—	—	—
Bond Index Master Portfolio	$105,813,216	$63,459,985	[1]	—	$169,273,201	$169,273,201	$2,513,016	$(1,432,150)
iShares Cohen & Steers REIT ETF	4,489	3,791		(4,896)	3,384	$252,853	$13,021	$(3,705)
iShares Core MSCI Total International Stock ETF	—	83,874		—	83,874	$4,835,336	$49,697	—
iShares International Developed Real Estate ETF	13,560	9,040		(11,009)	11,591	$358,278	$47,329	$32,184
iShares MSCI EAFE Small-Cap ETF	47,290	26,798		(5,397)	68,691	$3,501,867	$82,048	$36,857
iShares TIPS Bond ETF	148,963	132,131		(23,957)	257,137	$28,259,356	$277,236	$(102,023)
Master Small Cap Index Series	$8,712,697	$6,033,894	[1]	—	$14,746,591	$14,746,591	$193,284	$691,329
Russell 1000 Index Master Portfolio	$44,045,813	$24,660,376	[1]	—	$68,706,189	$68,706,189	$1,230,247	$496,478

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index Retirement Master Portfolio

determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$38,101,086	$283,079,795	—	$321,180,881

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	65

Schedule of Investments December 31, 2013	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 51.2%
ACWI ex-US Index Master Portfolio	$77,124,004	$77,124,004
iShares Cohen & Steers REIT ETF (b)	108,921	8,138,577
iShares Core MSCI Total International Stock ETF	193,241	11,140,344
iShares International Developed Real Estate ETF (b)	289,005	8,933,144
iShares MSCI EAFE Small-Cap ETF (b)	178,968	9,123,789
Master Small Cap Index Series	$24,216,498	24,216,498
Russell 1000 Index Master Portfolio	$176,902,400	176,902,400

		315,578,756
Fixed Income Funds — 48.5%
Bond Index Master Portfolio	$257,871,235	257,871,235
iShares TIPS Bond ETF	369,942	40,656,626

		298,527,861

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	9,967,374	$9,967,374
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	1,438,693	1,438,693

		11,406,067
Total Affiliated Investment Companies (Cost — $572,334,856*) — 101.5%		625,512,684
Liabilities in Excess of Other Assets — (1.5)%		(9,509,504)

Net Assets — 100.0%		$616,003,180

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$572,421,606

Gross unrealized appreciation	$64,247,156
Gross unrealized depreciation	(11,156,078)

Net unrealized appreciation	$53,091,078

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$42,893,092	$34,230,912	[1]	—	$77,124,004	$77,124,004	$2,042,324	$3,959,356
BlackRock Cash Funds: Institutional, SL Agency Shares	2,276,225	7,691,149	[1]	—	9,967,374	$9,967,374	$24,352	—
BlackRock Cash Funds: Prime, SL Agency Shares	262,580	1,176,113	[1]	—	1,438,693	$1,438,693	$4,058	—
Bond Index Master Portfolio	$113,315,788	$144,555,447	[1]	—	$257,871,235	$257,871,235	$3,474,442	$(2,232,854)
iShares Cohen & Steers REIT ETF	53,789	58,899		(3,767)	108,921	$8,138,577	$252,294	$(10,226)
iShares Core MSCI Total International Stock ETF	—	193,241		—	193,241	$11,140,344	$77,878	—
iShares International Developed Real Estate ETF	161,704	133,950		(6,649)	289,005	$8,933,144	$1,005,355	$5,934
iShares MSCI EAFE Small-Cap ETF	95,698	86,991		(3,721)	178,968	$9,123,789	$209,076	$27,270
iShares TIPS Bond ETF	145,848	232,081		(7,987)	369,942	$40,656,626	$371,559	$(65,288)
Master Small Cap Index Series	$10,236,679	$13,979,819	[1]	—	$24,216,498	$24,216,498	$297,088	$1,057,889
Russell 1000 Index Master Portfolio	$88,699,522	$88,202,878	[1]	—	$176,902,400	$176,902,400	$3,067,443	$1,085,926

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2020 Master Portfolio

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$89,398,547	$536,114,137	—	$625,512,684

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(9,308,510) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	67

Schedule of Investments December 31, 2013	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 59.4%
ACWI ex-US Index Master Portfolio	$34,070,416	$34,070,416
iShares Cohen & Steers REIT ETF	75,900	5,671,248
iShares Core MSCI Total International Stock ETF	203,485	11,730,910
iShares International Developed Real Estate ETF (b)	212,927	6,581,573
iShares MSCI EAFE Small-Cap ETF	91,119	4,645,247
Master Small Cap Index Series	$9,807,944	9,807,944
Russell 1000 Index Master Portfolio	$93,120,930	93,120,930

		165,628,268
Fixed Income Funds — 40.1%
Bond Index Master Portfolio	$97,116,958	97,116,958
iShares TIPS Bond ETF	133,346	14,654,726

		111,771,684
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	1,693,531	$1,693,531
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	152,872	152,872

		1,846,403
Total Affiliated Investment Companies (Cost — $253,413,202*) — 100.2%		279,246,355
Liabilities in Excess of Other Assets — (0.2)%		(638,676)

Net Assets — 100.0%		$278,607,679

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$253,439,777

Gross unrealized appreciation	$31,062,334
Gross unrealized depreciation	(5,255,756)

Net unrealized appreciation	$25,806,578

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$20,765,746	$13,304,670	[1]	—	$34,070,416	$34,070,416	$881,656	$1,833,222
BlackRock Cash Funds: Institutional, SL Agency Shares	1,510,674	182,857	[1]	—	1,693,531	$1,693,531	$9,353	—
BlackRock Cash Funds: Prime, SL Agency Shares	267,696	—		(114,824)[2]	152,872	$152,872	$1,517	—
Bond Index Master Portfolio	$39,762,329	$57,354,629	[1]	—	$97,116,958	$97,116,958	$1,166,259	$(708,436)
iShares Cohen & Steers REIT ETF	33,031	44,169		(1,300)	75,900	$5,671,248	$159,481	$(4,121)
iShares Core MSCI Total International Stock ETF	—	203,485		—	203,485	$11,730,910	$86,345	—
iShares International Developed Real Estate ETF	99,285	116,747		(3,105)	212,927	$6,581,573	$689,009	$179
iShares MSCI EAFE Small-Cap ETF	45,918	46,659		(1,458)	91,119	$4,645,247	$99,517	$7,020
iShares TIPS Bond ETF	50,099	85,384		(2,137)	133,346	$14,654,726	$116,397	$(15,531)
Master Small Cap Index Series	$3,915,122	$5,892,822	[1]	—	$9,807,944	$9,807,944	$108,896	$382,100
Russell 1000 Index Master Portfolio	$43,964,878	$49,156,052	[1]	—	$93,120,930	$93,120,930	$1,451,604	$496,532

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2025 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$45,130,107	$234,116,248	—	$279,246,355

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(989,100) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	69

Schedule of Investments December 31, 2013	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 66.8%
ACWI ex-US Index Master Portfolio	$83,164,979	$83,164,979
iShares Cohen & Steers REIT ETF (b)	191,736	14,326,514
iShares Core MSCI Total International Stock ETF	233,547	13,463,984
iShares International Developed Real Estate ETF	541,466	16,736,714
iShares MSCI EAFE Small-Cap ETF	196,792	10,032,456
Master Small Cap Index Series	$16,591,741	16,591,741
Russell 1000 Index Master Portfolio	$198,522,223	198,522,223

		352,838,611
Fixed Income Funds — 32.8%
Bond Index Master Portfolio	$151,754,457	151,754,457
iShares TIPS Bond ETF	195,508	21,486,329

		173,240,786

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	7,986,051	$7,986,051
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	1,186,223	1,186,223

		9,172,274
Total Affiliated Investment Companies (Cost — $479,077,843*) — 101.3%		535,251,671
Liabilities in Excess of Other Assets — (1.3)%		(6,770,686)

Net Assets — 100.0%		$528,480,985

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$479,134,244

Gross unrealized appreciation	$60,281,248
Gross unrealized depreciation	(4,163,821)

Net unrealized appreciation	$56,117,427

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$38,837,788	$44,327,191	[1]	—	$83,164,979	$83,164,979	$2,110,478	$3,789,025
BlackRock Cash Funds: Institutional, SL Agency Shares	2,647,522	5,338,529	[1]	—	7,986,051	$7,986,051	$25,108	—
BlackRock Cash Funds: Prime, SL Agency Shares	545,622	640,601	[1]	—	1,186,223	$1,186,223	$4,237	—
Bond Index Master Portfolio	$54,069,158	$97,685,299	[1]	—	$151,754,457	$151,754,457	$1,914,109	$(1,211,190)
iShares Cohen & Steers REIT ETF	72,621	127,115		(8,000)	191,736	$14,326,514	$423,826	$(6,316)
iShares Core MSCI Total International Stock ETF	—	233,547		—	233,547	$13,463,984	$96,562	—
iShares International Developed Real Estate ETF	212,626	333,946		(5,106)	541,466	$16,736,714	$1,748,027	$(7,701)
iShares MSCI EAFE Small-Cap ETF	84,848	113,831		(1,887)	196,792	$10,032,456	$223,697	$14,928
iShares TIPS Bond ETF	63,925	133,392		(1,809)	195,508	$21,486,329	$187,135	$(17,678)
Master Small Cap Index Series	$6,096,821	$10,494,920	[1]	—	$16,591,741	$16,591,741	$194,144	$693,728
Russell 1000 Index Master Portfolio	$82,627,626	$115,894,597	[1]	—	$198,522,223	$198,522,223	$3,282,549	$1,080,166

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2030 Master Portfolio

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$85,218,271	$450,033,400	—	$535,251,671

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(7,675,000) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	71

Schedule of Investments December 31, 2013	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 73.2%
ACWI ex-US Index Master Portfolio	$31,482,192	$31,482,192
iShares Cohen & Steers REIT ETF (b)	91,219	6,815,884
iShares Core MSCI Total International Stock ETF	174,457	10,057,446
iShares International Developed Real Estate ETF (b)	255,720	7,904,305
iShares MSCI EAFE Small-Cap ETF (b)	79,972	4,076,973
Master Small Cap Index Series	$5,780,864	5,780,864
Russell 1000 Index Master Portfolio	$85,615,886	85,615,886

		151,733,550
Fixed Income Funds — 26.2%
Bond Index Master Portfolio	$48,306,107	48,306,107
iShares TIPS Bond ETF	54,523	5,992,078

		54,298,185
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	2,983,691	$2,983,691
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	422,661	422,661

		3,406,352
Total Affiliated Investment Companies (Cost — $186,475,654*) — 101.1%		209,438,087
Liabilities in Excess of Other Assets — (1.1)%		(2,263,014)

Net Assets — 100.0%		$207,175,073

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$186,496,982

Gross unrealized appreciation	$24,343,331
Gross unrealized depreciation	(1,402,226)

Net unrealized appreciation	$22,941,105

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$16,824,732	$14,657,460	[1]	—	$31,482,192	$31,482,192	$786,415	$1,518,262
BlackRock Cash Funds: Institutional, SL Agency Shares	1,154,498	1,829,193	[1]	—	2,983,691	$2,983,691	$8,144	—
BlackRock Cash Funds: Prime, SL Agency Shares	255,760	166,901	[1]	—	422,661	$422,661	$1,342	—
Bond Index Master Portfolio	$17,070,724	$31,235,383	[1]	—	$48,306,107	$48,306,107	$558,098	$(345,108)
iShares Cohen & Steers REIT ETF	34,614	57,557		(952)	91,219	$6,815,884	$185,836	$(3,289)
iShares Core MSCI Total International Stock ETF	—	174,457		—	174,457	$10,057,446	$75,716	$—
iShares International Developed Real Estate ETF	101,338	156,899		(2,517)	255,720	$7,904,305	$798,329	$(704)
iShares MSCI EAFE Small-Cap ETF	36,174	44,593		(795)	79,972	$4,076,973	$88,367	$5,757
iShares TIPS Bond ETF	17,877	37,125		(479)	54,523	$5,992,078	$47,069	$(3,122)
Master Small Cap Index Series	$2,152,436	$3,628,428	[1]	—	$5,780,864	$5,780,864	$63,554	$224,303
Russell 1000 Index Master Portfolio	$35,937,620	$49,678,266	[1]	—	$85,615,886	$85,615,886	$1,315,928	$427,969

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2035 Master Portfolio

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$38,253,038	$171,185,049	—	$209,438,087

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(2,734,665) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	73

Schedule of Investments December 31, 2013	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 79.3%
ACWI ex-US Index Master Portfolio	$58,103,694	$58,103,694
iShares Cohen & Steers REIT ETF (b)	168,092	12,559,834
iShares Core MSCI Total International Stock ETF	219,153	12,634,170
iShares International Developed Real Estate ETF	473,164	14,625,499
iShares MSCI EAFE Small-Cap ETF	136,704	6,969,170
Master Small Cap Index Series	$8,099,953	8,099,953
Russell 1000 Index Master Portfolio	$146,029,644	146,029,644

		259,021,964
Fixed Income Funds — 20.2%
Bond Index Master Portfolio	$60,291,643	60,291,643
iShares TIPS Bond ETF	52,135	5,729,637

		66,021,280

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	9,901,805	$9,901,805
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	1,601,109	1,601,109

		11,502,914
Total Affiliated Investment Companies (Cost — $298,092,898*) — 103.0%		336,546,158
Liabilities in Excess of Other Assets — (3.0)%		(9,852,790)

Net Assets — 100.0%		$326,693,368

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$298,134,127

Gross unrealized appreciation	$40,568,721
Gross unrealized depreciation	(2,156,690)

Net unrealized appreciation	$38,412,031

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$23,746,745	$34,356,949	[1]	—	$58,103,694	$58,103,694	$1,437,784	$2,357,639
BlackRock Cash Funds: Institutional, SL Agency Shares	1,549,972	8,351,833	[1]	—	9,901,805	$9,901,805	$16,553	—
BlackRock Cash Funds: Prime, SL Agency Shares	352,933	1,248,176	[1]	—	1,601,109	$1,601,109	$2,795	—
Bond Index Master Portfolio	$17,074,832	$43,216,811	[1]	—	$60,291,643	$60,291,643	$698,349	$(443,960)
iShares Cohen & Steers REIT ETF	51,870	120,356		(4,134)	168,092	$12,559,834	$351,326	$(6,739)
iShares Core MSCI Total International Stock ETF	—	219,153		—	219,153	$12,634,170	$89,404	—
iShares International Developed Real Estate ETF	153,492	326,868		(7,196)	473,164	$14,625,499	$1,481,729	$(687)
iShares MSCI EAFE Small-Cap ETF	50,893	87,234		(1,423)	136,704	$6,969,170	$154,592	$10,225
iShares TIPS Bond ETF	13,522	39,102		(489)	52,135	$5,729,637	$46,889	$(4,514)
Master Small Cap Index Series	$2,607,129	$5,492,824	[1]	—	$8,099,953	$8,099,953	$91,919	$329,560
Russell 1000 Index Master Portfolio	$51,135,950	$94,893,694	[1]	—	$146,029,644	$146,029,644	$2,293,595	$704,089

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2040 Master Portfolio

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$64,021,224	$272,524,934	—	$336,546,158

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(10,359,365) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	75

Schedule of Investments December 31, 2013	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 84.8%
ACWI ex-US Index Master Portfolio	$16,417,020	$16,417,020
iShares Cohen & Steers REIT ETF (b)	60,986	4,556,874
iShares Core MSCI Total International Stock ETF (b)	135,389	7,805,176
iShares International Developed Real Estate ETF (b)	171,773	5,309,503
iShares MSCI EAFE Small-Cap ETF	45,315	2,310,159
Master Small Cap Index Series	$2,236,711	2,236,711
Russell 1000 Index Master Portfolio	$50,080,549	50,080,549

		88,715,992
Fixed Income Fund — 14.7%
Bond Index Master Portfolio	$15,395,190	15,395,190
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	1,287,557	$1,287,557
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	130,390	130,390

		1,417,947
Total Affiliated Investment Companies (Cost — $93,609,868*) — 100.9%		105,529,129
Liabilities in Excess of Other Assets — (0.9)%		(962,380)

Net Assets — 100.0%		$104,566,749

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$93,634,553

Gross unrealized appreciation	$13,684,567
Gross unrealized depreciation	(1,789,991)

Net unrealized appreciation	$11,894,576

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$7,793,079	$8,623,941	[1]	—	$16,417,020	$16,417,020	$403,262	$689,436
BlackRock Cash Funds: Institutional, SL Agency Shares	998,543	289,014	[1]	—	1,287,557	$1,287,557	$5,302	—
BlackRock Cash Funds: Prime, SL Agency Shares	225,760	—		(95,370)[2]	130,390	$130,390	$889	—
Bond Index Master Portfolio	$3,838,900	$11,556,290	[1]	—	$15,395,190	$15,395,190	$154,387	$(90,867)
iShares Cohen & Steers REIT ETF	18,719	44,289		(2,022)	60,986	$4,556,874	$115,581	$(9,315)
iShares Core MSCI Total International Stock ETF	—	135,389		—	135,389	$7,805,176	$54,620	—
iShares International Developed Real Estate ETF	53,482	121,118		(2,827)	171,773	$5,309,503	$517,675	$(1,398)
iShares MSCI EAFE Small-Cap ETF	16,457	29,273		(415)	45,315	$2,310,159	$48,093	$2,639
Master Small Cap Index Series	$715,705	$1,521,006	[1]	—	$2,236,711	$2,236,711	$23,549	$82,585
Russell 1000 Index Master Portfolio	$16,907,725	$33,172,824	[1]	—	$50,080,549	$50,080,549	$705,056	$204,566

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2045 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$21,399,659	$84,129,470	—	$105,529,129

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(843,635) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	77

Schedule of Investments December 31, 2013	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 90.1%
ACWI ex-US Index Master Portfolio	$16,802,884	$16,802,884
iShares Cohen & Steers REIT ETF	67,415	5,037,249
iShares Core MSCI Total International Stock ETF	150,119	8,654,360
iShares International Developed Real Estate ETF (b)	189,671	5,862,731
iShares MSCI EAFE Small-Cap ETF (b)	47,447	2,418,848
Master Small Cap Index Series	$1,960,716	1,960,716
Russell 1000 Index Master Portfolio	$52,721,354	52,721,354

		93,458,142
Fixed Income Fund — 9.5%
Bond Index Master Portfolio	$9,824,212	9,824,212
Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 7.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	6,512,071	$6,512,071
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	1,066,024	1,066,024

		7,578,095
Total Affiliated Investment Companies (Cost — $99,051,979*) — 106.9%		110,860,449
Liabilities in Excess of Other Assets — (6.9)%		(7,138,081)

Net Assets — 100.0%		$103,722,368

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$99,071,089

Gross unrealized appreciation	$13,184,427
Gross unrealized depreciation	(1,395,067)

Net unrealized appreciation	$11,789,360

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$6,419,258	$10,383,626	[1]	—	$16,802,884	$16,802,884	$402,004	$554,900
BlackRock Cash Funds: Institutional, SL Agency Shares	779,019	5,733,052	[1]	—	6,512,071	$6,512,071	$6,289	—
BlackRock Cash Funds: Prime, SL Agency Shares	199,493	866,531	[1]	—	1,066,024	$1,066,024	$1,067	—
Bond Index Master Portfolio	$1,679,463	$8,144,749	[1]	—	$9,824,212	$9,824,212	$88,202	$(49,566)
iShares Cohen & Steers REIT ETF	15,578	52,726		(889)	67,415	$5,037,249	$124,606	$(4,664)
iShares Core MSCI Total International Stock ETF	—	150,119		—	150,119	$8,654,360	$63,556	—
iShares International Developed Real Estate ETF	46,871	145,158		(2,358)	189,671	$5,862,731	$563,614	$(3,288)
iShares MSCI EAFE Small-Cap ETF	13,638	34,529		(720)	47,447	$2,418,848	$49,951	$2,036
Master Small Cap Index Series	$519,112	$1,441,604	[1]	—	$1,960,716	$1,960,716	$20,034	$71,203
Russell 1000 Index Master Portfolio	$14,070,835	$38,650,519	[1]	—	$52,721,354	$52,721,354	$711,794	$188,788

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2050 Master Portfolio

determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$29,551,283	$81,309,166	—	$110,860,449

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(6,897,300) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	79

Schedule of Investments December 31, 2013	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 95.1%
ACWI ex-US Index Master Portfolio	$3,512,892	$3,512,892
iShares Cohen & Steers REIT ETF	17,432	1,302,519
iShares Core MSCI Total International Stock ETF (b)	46,664	2,690,180
iShares International Developed Real Estate ETF (b)	49,144	1,519,041
iShares MSCI EAFE Small-Cap ETF (b)	11,583	590,501
Master Small Cap Index Series	$445,733	445,733
Russell 1000 Index Master Portfolio	$12,722,972	12,722,972

		22,783,838
Fixed Income Fund — 4.3%
Bond Index Master Portfolio	$1,044,823	1,044,823

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)	692,770	$692,770
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)	95,386	95,386

		788,156
Total Affiliated Investment Companies (Cost — $21,230,403*) — 102.7%		24,616,817
Liabilities in Excess of Other Assets — (2.7)%		(648,792)

Net Assets — 100.0%		$23,968,025

Notes to Schedule of investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$21,238,777

Gross unrealized appreciation	$3,528,223
Gross unrealized depreciation	(150,183)

Net unrealized appreciation	$3,378,040

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$1,274,171	$2,238,721	[1]	—	$3,512,892	$3,512,892	$84,623	$88,388
BlackRock Cash Funds: Institutional, SL Agency Shares	65,649	627,121	[1]	—	692,770	$692,770	$2,383	—
BlackRock Cash Funds: Prime, SL Agency Shares	15,346	80,040	[1]	—	95,386	$95,386	$414	—
Bond Index Master Portfolio	$62,439	$982,384	[1]	—	$1,044,823	$1,044,823	$6,537	$(1,973)
iShares Cohen & Steers REIT ETF	3,345	14,891		(804)	17,432	$1,302,519	$29,926	$(1,248)
iShares Core MSCI Total International Stock ETF	—	46,664		—	46,664	$2,690,180	$16,026	—
iShares International Developed Real Estate ETF	9,792	40,242		(890)	49,144	$1,519,041	$142,630	$(1,927)
iShares MSCI EAFE Small-Cap ETF	2,800	8,952		(169)	11,583	$590,501	$11,275	$(237)
Master Small Cap Index Series	$98,795	$346,938	[1]	—	$445,733	$445,733	$4,219	$14,258
Russell 1000 Index Master Portfolio	$2,784,118	$9,938,854	[1]	—	$12,722,972	$12,722,972	$159,402	$38,760

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	DECEMBER 31, 2013

Schedule of Investments (concluded)	LifePath Index 2055 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$6,890,397	$17,726,420	—	$24,616,817

The carrying amount for certain of the LifePath Index Master Portfolio’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, collateral on securities loaned at value of $(617,160) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	81

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2013	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$321,180,881	$625,512,684	$279,246,355	$535,251,671	$209,438,087
Contributions receivable from investors	3,058,104	3,642,202	3,437,817	8,120,056	5,753,337
Investments sold receivable — affiliated	1,485,367	5,599,048	2,811,636	5,559,652	2,310,072
Dividends receivable — affiliated	—	—	—	6,477	—
Securities lending income receivable — affiliated	486	2,021	671	2,738	1,319
Receivable from Manager	—	—	—	—	—
Prepaid expenses	1,599	3,144	1,297	2,543	942
Other income receivable — affiliated	767	2,343	817	2,103	691

Total assets	325,727,204	634,761,442	285,498,593	548,945,240	217,504,448

Liabilities
Collateral on securities loaned at value	—	9,308,510	989,100	7,675,000	2,734,665
Investments purchased payable — affiliated	4,102,394	9,408,479	5,872,223	12,750,902	7,567,126
Trustees’ fees payable	2,231	4,013	1,766	3,378	1,310
Investment advisory fees payable	9,712	18,374	7,182	16,225	4,768
Custodian fees payable	883	1,313	1,442	1,303	1,695
Printing fees payable	300	—	306	—	774
Professional fees payable	17,482	17,573	18,895	17,447	19,018
Other accrued expenses payable	204	—	—	—	19

Total liabilities	4,133,206	18,758,262	6,890,914	20,464,255	10,329,375

Net Assets	$321,593,998	$616,003,180	$278,607,679	$528,480,985	$207,175,073

Net Assets Consist of
Investors’ capital	$299,103,085	$562,825,352	$252,774,526	$472,307,157	$184,212,640
Net unrealized appreciation/depreciation	22,490,913	53,177,828	25,833,153	56,173,828	22,962,433

Net Assets	$321,593,998	$616,003,180	$278,607,679	$528,480,985	$207,175,073

[1] Investments at cost — affiliated	$298,689,968	$572,334,856	$253,413,202	$479,077,843	$186,475,654
[2] Securities loaned at value	—	$9,083,172	$970,574	$7,472,000	$2,677,674

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2013	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$336,546,158	$105,529,129	$110,860,449	$24,616,817
Contributions receivable from investors	8,219,978	2,565,129	2,625,177	636,857
Investments sold receivable — affiliated	3,747,159	1,255,315	1,262,245	293,526
Dividends receivable — affiliated	—	—	—	—
Securities lending income receivable — affiliated	2,408	686	2,196	274
Receivable from Manager	—	—	—	2,477
Prepaid expenses	1,523	449	449	61
Other income receivable — affiliated	1,371	466	442	208

Total assets	348,518,597	109,351,174	114,750,958	25,550,220

Liabilities
Collateral on securities loaned at value	10,359,365	843,635	6,897,300	617,160
Investments purchased payable — affiliated	11,434,903	3,917,398	4,107,858	942,223
Trustees’ fees payable	2,055	693	683	534
Investment advisory fees payable	8,657	738	719	—
Custodian fees payable	1,610	1,192	1,424	1,539
Printing fees payable	20	1,018	1,019	1,048
Professional fees payable	18,618	19,179	18,976	18,630
Other accrued expenses payable	1	572	611	1,061

Total liabilities	21,825,229	4,784,425	11,028,590	1,582,195

Net Assets	$326,693,368	$104,566,749	$103,722,368	$23,968,025

Net Assets Consist of
Investors’ capital	$288,240,108	$92,647,488	$91,913,898	$20,581,611
Net unrealized appreciation/depreciation	38,453,260	11,919,261	11,808,470	3,386,414

Net Assets	$326,693,368	$104,566,749	$103,722,368	$23,968,025

[1] Investments at cost — affiliated	$298,092,898	$93,609,868	$99,051,979	$21,230,403
[2] Securities loaned at value	$10,102,144	$825,273	$6,766,552	$605,602

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	83

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2013	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$469,331	$1,916,162	$1,150,749	$2,679,247	$1,195,317
Securities lending — affiliated — net	9,394	26,255	9,818	27,416	8,682
Income — affiliated	1,064	2,155	1,052	1,929	804
Other income — affiliated	767	2,343	817	2,103	691
Net investment income allocated from the applicable underlying Master Portfolios:
Dividends	2,195,602	5,266,282	2,381,309	5,453,459	2,115,658
Interest	2,577,917	3,615,015	1,227,106	2,047,821	608,337
Expenses	(259,582)	(489,632)	(198,700)	(417,958)	(151,452)
Fees waived	12,548	17,231	5,673	9,414	2,708

Total income	5,007,041	10,355,811	4,577,824	9,803,431	3,780,745

Expenses
Investment advisory	139,910	251,372	102,171	206,129	75,097
Professional	26,808	26,860	26,590	26,714	26,554
Printing	61	62	60	99	60
Independent Trustees	11,337	18,661	8,933	15,798	7,157
Custodian	5,615	7,093	8,100	7,454	7,917
Miscellaneous	1,714	4,414	1,008	2,611	726

Total expenses	185,445	308,462	146,862	258,805	117,511
Less fees waived/reimbursed by Manager	(45,508)	(57,067)	(44,682)	(52,646)	(42,432)

Total expenses after fees waived	139,937	251,395	102,180	206,159	75,079

Net investment income	4,867,104	10,104,416	4,475,644	9,597,272	3,705,666

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(36,687)	(42,310)	(12,453)	(16,767)	(1,358)
Allocations from the applicable underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	1,644,647	3,870,317	2,003,418	4,351,729	1,825,426

	1,607,960	3,828,007	1,990,965	4,334,962	1,824,068

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(1,520,134)	(2,226,138)	(938,281)	(1,199,424)	(48,191)
Allocated from the applicable underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	15,614,277	40,606,480	20,048,055	44,359,191	17,751,589

	14,094,143	38,380,342	19,109,774	43,159,767	17,703,398

Total realized and unrealized gain	15,702,103	42,208,349	21,100,739	47,494,729	19,527,466

Net Increase in Net Assets Resulting from Operations	$20,569,207	$52,312,765	$25,576,383	$57,092,001	$23,233,132

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2013	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$2,123,940	$735,969	$801,727	$199,857
Securities lending — affiliated — net	18,085	5,754	6,898	2,677
Income — affiliated	1,263	437	458	120
Other income — affiliated	1,371	466	442	208
Net investment income allocated from the applicable underlying Master Portfolios:
Dividends	3,736,135	1,106,723	1,108,939	242,858
Interest	785,512	179,531	113,095	11,923
Expenses	(253,247)	(71,445)	(67,649)	(14,003)
Fees waived	3,420	735	420	30

Total income	6,416,479	1,958,170	1,964,330	443,670

Expenses
Investment advisory	121,444	34,770	33,138	7,076
Professional	26,637	26,546	26,562	26,594
Printing	59	59	59	59
Independent Trustees	10,265	4,577	4,502	3,078
Custodian	7,900	7,745	8,777	8,663
Miscellaneous	1,019	383	343	303

Total expenses	167,324	74,080	73,381	45,773
Less fees waived/reimbursed by Manager	(45,889)	(39,370)	(40,314)	(38,846)

Total expenses after fees waived	121,435	34,710	33,067	6,927

Net investment income	6,295,044	1,923,460	1,931,263	436,743

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(1,715)	(8,074)	(5,916)	(3,412)
Allocations from the applicable underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	2,947,328	885,720	765,325	139,433

	2,945,613	877,646	759,409	136,021

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(310,766)	215,684	234,035	79,453
Allocated from the applicable underlying Master Portfolios from investments, financial futures contracts and foreign currency transactions	31,385,242	9,565,123	9,830,529	2,198,544

	31,074,476	9,780,807	10,064,564	2,277,997

Total realized and unrealized gain	34,020,089	10,658,453	10,823,973	2,414,018

Net Increase in Net Assets Resulting from Operations	$40,315,133	$12,581,913	$12,755,236	$2,850,761

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	85

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$4,867,104	$2,418,764	$10,104,416	$3,587,073
Net realized gain	1,607,960	92,106	3,828,007	233,814
Net change in unrealized appreciation	14,094,143	8,418,132	38,380,342	14,867,554

Net increase in net assets resulting from operations	20,569,207	10,929,002	52,312,765	18,688,441

Capital Transactions
Proceeds from contributions	144,647,039	208,844,687	318,705,787	275,399,935
Value of withdrawals	(45,593,905)	(19,770,291)	(41,988,538)	(9,022,795)

Net increase in net assets derived from capital transactions	99,053,134	189,074,396	276,717,249	266,377,140

Net Assets
Total increase in net assets	119,622,341	200,003,398	329,030,014	285,065,581
Beginning of year	201,971,657	1,968,259	286,973,166	1,907,585

End of year	$321,593,998	$201,971,657	$616,003,180	$286,973,166

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$4,475,644	$1,391,660	$9,597,272	$2,802,945
Net realized gain	1,990,965	207,762	4,334,962	229,969
Net change in unrealized appreciation/depreciation	19,109,774	6,816,739	43,159,767	13,126,383

Net increase in net assets resulting from operations	25,576,383	8,416,161	57,092,001	16,159,297

Capital Transactions
Proceeds from contributions	145,933,393	115,843,506	293,938,444	194,909,784
Value of withdrawals	(15,350,255)	(3,693,827)	(28,556,445)	(6,921,266)

Net increase in net assets derived from capital transactions	130,583,138	112,149,679	265,381,999	187,988,518

Net Assets
Total increase in net assets	156,159,521	120,565,840	322,474,000	204,147,815
Beginning of year	122,448,158	1,882,318	206,006,985	1,859,170

End of year	$278,607,679	$122,448,158	$528,480,985	$206,006,985

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	DECEMBER 31, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$3,705,666	$991,416	$6,295,044	$1,530,703
Net realized gain	1,824,068	173,427	2,945,613	41,882
Net change in unrealized appreciation/depreciation	17,703,398	5,389,111	31,074,476	7,523,410

Net increase in net assets resulting from operations	23,233,132	6,553,954	40,315,133	9,095,995

Capital Transactions
Proceeds from contributions	111,267,543	77,260,091	197,281,684	99,615,956
Value of withdrawals	(9,088,154)	(3,889,454)	(18,574,323)	(2,859,861)

Net increase in net assets derived from capital transactions	102,179,389	73,370,637	178,707,361	96,756,095

Net Assets
Total increase in net assets	125,412,521	79,924,591	219,022,494	105,852,090
Beginning of year	81,762,552	1,837,961	107,670,874	1,818,784

End of year	$207,175,073	$81,762,552	$326,693,368	$107,670,874

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$1,923,460	$407,398	$1,931,263	$350,211
Net realized gain (loss)	877,646	9,826	759,409	(19,132)
Net change in unrealized appreciation/depreciation	9,780,807	2,296,403	10,064,564	1,918,069

Net increase in net assets resulting from operations	12,581,913	2,713,627	12,755,236	2,249,148

Capital Transactions
Proceeds from contributions	62,561,233	29,648,308	70,124,735	22,862,252
Value of withdrawals	(3,753,224)	(984,231)	(5,194,644)	(858,634)

Net increase in net assets derived from capital transactions	58,808,009	28,664,077	64,930,091	22,003,618

Net Assets
Total increase in net assets	71,389,922	31,377,704	77,685,327	24,252,766
Beginning of year	33,176,827	1,799,123	26,037,041	1,784,275

End of year	$104,566,749	$33,176,827	$103,722,368	$26,037,041

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	87

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Year Ended December 31,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$436,743	$79,089
Net realized gain (loss)	136,021	(923,918)
Net change in unrealized appreciation/depreciation	2,277,997	1,287,660

Net increase in net assets resulting from operations	2,850,761	442,831

Capital Transactions
Proceeds from contributions	17,371,497	3,370,271
Value of withdrawals	(1,162,211)	(674,310)

Net increase in net assets derived from capital transactions	16,209,286	2,695,961

Net Assets
Total increase in net assets	19,060,047	3,138,792
Beginning of year	4,907,978	1,769,186

End of year	$23,968,025	$4,907,978

See Notes to Financial Statements.

88	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	7.72%		9.17%		(0.59)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.16%		0.18%		3.44%	[6,7]

Total expenses after fees waived[3,4,5]	0.14%		0.15%		0.15%	[6]

Net investment income[4,5,8]	1.74%		2.02%		2.87%	[6]

Supplemental Data
Net assets, end of period (000)	$ 321,594		$ 201,972		$ 1,968

Portfolio turnover	18%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.08% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 15% and 9% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	89

Financial Highlights	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	11.36%		11.36%		(3.71)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.16%		0.19%		3.55%	[6,7]

Total expenses after fees waived[3,4,5]	0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	2.01%		2.19%		2.70%	[6]

Supplemental Data
Net assets, end of period (000)	$ 616,003		$ 286,973		$ 1,908

Portfolio turnover	12%	[9]	1%	[10]	1%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.10% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 13% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

90	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	13.48%		12.34%		(5.10)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.17%		0.23%		3.59%	[6,7]

Total expenses after fees waived[3,4,5]	0.14%		0.16%		0.18%	[6]

Net investment income[4,5,8]	2.19%		2.27%		2.58%	[6]

Supplemental Data
Net assets, end of period (000)	$ 278,608		$ 122,448		$ 1,882

Portfolio turnover	13%	[9]	0%	[10,11]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.11% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.03% and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 14% and 8% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	91

Financial Highlights	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	15.40%		13.28%		(6.28)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.16%		0.21%		3.63%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.33%		2.36%		2.50%	[6]

Supplemental Data
Net assets, end of period (000)	$ 528,481		$ 206,007		$ 1,859

Portfolio turnover	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”) as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.12% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 18% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

92	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	17.02%		14.07%		(7.35)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.18%		0.26%		3.67%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%		0.17%		0.19%	[6]

Net investment income[4,5,8]	2.47%		2.44%		2.43%	[6]

Supplemental Data
Net assets, end of period (000)	$ 207,175		$ 81,763		$ 1,838

Portfolio turnover	12%	[9]	1%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.13% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04% and 0.06% for the years ended December 31, 2013 and December 31, 2012, and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.68%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 24% and 7%, for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	93

Financial Highlights	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	18.66%		15.03%		(8.42)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.17%		0.24%		3.70%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%		0.18%		0.20%	[6]

Net investment income[4,5,8]	2.59%		2.50%		2.36%	[6]

Supplemental Data
Net assets, end of period (000)	$ 326,693		$ 107,671		$ 1,819

Portfolio turnover	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.14% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 21% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	20.33%		15.61%		(9.49)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.21%		0.41%		3.74%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%		0.17%		0.21%	[6]

Net investment income[4,5,8]	2.77%		2.62%		2.29%	[6]

Supplemental Data
Net assets, end of period (000)	$ 104,567		$ 33,177		$ 1,799

Portfolio turnover	12%	[9]	2%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02%, and 0.15%, for the years ending December 31, 2013 and December 31, 2012 and the period ending December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ending December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 22% and 6% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	95

Financial Highlights	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	21.62%		16.37%		(10.34)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.21%		0.46%		3.76%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%		0.18%		0.21%	[6]

Net investment income[4,5,8]	2.91%		2.67%		2.25%	[6]

Supplemental Data
Net assets, end of period (000)	$ 103,722		$ 26,037		$ 1,784

Portfolio turnover	12%	[9]	3%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.15% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05% and 0.07% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 26% and 5% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

96	BLACKROCK FUNDS III	DECEMBER 31, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Year Ended December 31,				Period May 31, 2011[1] to December 31, 2011
	2013		2012

Total Investment Return
Total investment return	22.99%		16.83%		(10.96)%	[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.42%		1.39%		3.79%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%		0.15%		0.21%	[6]

Net investment income[4,5,8]	3.09%		2.76%		2.24%	[6]

Supplemental Data
Net assets, end of period (000)	$ 23,968		$ 4,908		$ 1,769

Portfolio turnover	15%	[9]	8%	[10]	0%	[10,11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”). These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.15% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the years ended December 31, 2013 and December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Includes the purchases or sales of the underlying funds and the Master Portfolios.

[10]

Excludes purchases or sales of the Master Portfolios, if these transactions had been included to conform to the current year presentation, portfolio turnover would have been 53% and 13% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2013	97

Notes to Financial Statements	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”) are each a series of MIP.

As of December 31, 2013, LifePath Index 2055 Master Portfolio’s investment in the ACWI ex-US Index Master Portfolio was 14.3% of its net assets, LifePath Index Retirement, LifePath Index 2020, LifePath Index 2025, and LifePath Index 2030 Master Portfolios’ investment in the Bond Index Master Portfolio represented 52.6%, 41.9%, 34.9% and 28.7%, respectively, of net assets. LifePath Index 2020, LifePath Index 2025, LifePath Index 2030, LifePath Index 2035, LifePath Index 2040, LifePath Index 2045, LifePath Index 2050 and LifePath Index 2055 Master Portfolios’ investment in the Russell 1000 Index Master Portfolio was 28.7%, 33.4%, 37.6%, 41.3%, 44.7%, 47.9%, 50.8% and 53.1%, respectively, of net assets. As such, the financial statements of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series Portfolio and Russell 1000 Index Master Portfolio, including the Schedules of Investments, can be read in conjunction with the LifePath Index Master Portfolios’ financial statements. ACWI ex-US Index Master Portfolio’s, Bond Index Master Portfolio’s, Master Small Cap Index Series’ and Russell 1000 Index Master Portfolio’s financial statements, included in filings by MIP, are available, without charge, on the US Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

LifePath Index Master Portfolios will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Porfolios may also invest in other master portfolios (“Underlying Master Portolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of December 31, 2013, each LifePath Index Master Portfolio held the percentage of interests in the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio as follows:

	ACWI ex-US Index Master Portfolio	Bond Index Master Portfolio	Master Small Cap Index Series	Russell 1000 Index Master Portfolio
LifePath Index Retirement Master Portfolio	5.5%	18.1%	1.7%	6.1%
LifePath Index 2020 Master Portfolio	13.9%	27.6%	2.8%	15.6%
LifePath Index 2025 Master Portfolio	6.1%	10.4%	1.1%	8.2%
LifePath Index 2030 Master Portfolio	14.9%	16.2%	1.9%	17.5%
LifePath Index 2035 Master Portfolio	5.7%	5.2%	0.7%	7.5%
LifePath Index 2040 Master Portfolio	10.4%	6.5%	0.9%	12.9%
LifePath Index 2045 Master Portfolio	2.9%	1.6%	0.3%	4.4%
LifePath Index 2050 Master Portfolio	3.0%	1.0%	0.2%	4.6%
LifePath Index 2055 Master Portfolio	0.6%	0.1%	0.1%	1.1%

2. Significant Accounting Policies:

The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at NAV each business day. The market value of a LifePath Index Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Index Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.

98	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the LifePath Index Master Portfolios’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Index Master Portfolio records daily its proportionate share of the Underlying Master Portfolios income, expenses and realized and unrealized gains and losses.

Income Taxes: Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Master Portfolio’s US federal tax return remains open for each of the two years ended December 31, 2013 and for the period ended December 31, 2011. The statutes of limitations on each LifePath Index Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Index Master Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Index Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The LifePath Index Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the LifePath Index Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Index Master Portfolios and any additional required collateral is delivered to the LifePath Index Master Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the LifePath Index Master Portfolios earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

BLACKROCK FUNDS III	DECEMBER 31, 2013	99

Notes to Financial Statements (continued)	Master Investment Portfolio

Securities lending transactions are entered into by the LifePath Index Master Portfolios under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Index Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the LifePath Index Master Portfolios can resell or re-pledge the loaned securities, and the LifePath Index Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the LifePath Index Master Portfolios’ securities lending agreements by counterparty which are subject to a MSLA as of December 31, 2013:

LifePath Index 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$7,459,536	$(7,459,536)	—
JP Morgan Clearing Corp.	383,284	(383,284)	—
Morgan Stanley & Co. LLC	1,240,352	(1,240,352)	—

Total	$9,083,172	$(9,083,172)

LifePath Index 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Clearing Corp.	$970,574	$(970,574)	—

LifePath Index 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co. LLC	$7,472,000	$(7,472,000)	—

LifePath Index 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$769,616	$(769,616)	—
Goldman Sachs & Co.	1,870,966	(1,870,966)	—
UBS Securities LLC	37,092	(37,092)	—

Total	$2,677,674	$(2,677,674)

LifePath Index 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$8,585,328	$(8,585,328)	—
Morgan Stanley & Co. LLC	1,516,816	(1,516,816)	—

Total	$10,102,144	$(10,102,144)

LifePath Index 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$485,680	$(485,680)	—
Goldman Sachs & Co.	5,765	(5,765)	—
JP Morgan Clearing Corp.	333,828	(333,828)	—

Total	$825,273	$(825,273)

LifePath Index 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$1,728,222	$(1,728,222)	—
JP Morgan Clearing Corp.	5,038,330	(5,038,330)	—

Total	$6,766,552	$(6,766,552)

LifePath Index 2055 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$15,294	$(15,294)	—
JP Morgan Clearing Corp.	503,833	(503,833)	—
UBS Securities LLC	86,475	(86,475)	—

Total	$605,602	$(605,602)

[1]	Collateral has been received in connection with securities lending agreements as follows. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

LifePath Index 2020 Master Portfolio	$9,308,510
LifePath Index 2025 Master Portfolio	$989,100
LifePath Index 2030 Master Portfolio	$7,675,000
LifePath Index 2035 Master Portfolio	$2,734,665
LifePath Index 2040 Master Portfolio	$10,359,365
LifePath Index 2045 Master Portfolio	$843,635
LifePath Index 2050 Master Portfolio	$6,897,300
LifePath Index 2055 Master Portfolio	$617,160

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities lent. The LifePath Index Master Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment

100	BLACKROCK FUNDS III	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The LifePath Index Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a LifePath Index Master Portfolio, invest cash collateral received by the LifePath Index Master Portfolio for such loans in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Index Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each LifePath Index Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2013, BTC received securities lending agent fees related to securities lending activities for each LifePath Index Master Portfolio as follows:

LifePath Index Retirement Master Portfolio	$5,136
LifePath Index 2020 Master Portfolio	$14,133
LifePath Index 2025 Master Portfolio	$5,286
LifePath Index 2030 Master Portfolio	$14,759
LifePath Index 2035 Master Portfolio	$4,646
LifePath Index 2040 Master Portfolio	$9,734
LifePath Index 2045 Master Portfolio	$3,226
LifePath Index 2050 Master Portfolio	$3,712
LifePath Index 2055 Master Portfolio	$1,441

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

During the year ended December 31, 2013, the LifePath Index Master Portfolios received payments from an affiliate to compensate for foregone securities lending revenue, which is included in other income – affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios and excluding short-term securities for the year ended December 31, 2013 were as follows:

	Purchases	Sales
LifePath Index Retirement Master Portfolio	$149,098,383	$50,717,966
LifePath Index 2020 Master Portfolio	$338,336,803	$61,174,391
LifePath Index 2025 Master Portfolio	$157,078,326	$26,435,997
LifePath Index 2030 Master Portfolio	$313,365,477	$47,463,933
LifePath Index 2035 Master Portfolio	$120,211,473	$17,984,940
LifePath Index 2040 Master Portfolio	$207,996,042	$28,678,912
LifePath Index 2045 Master Portfolio	$67,133,770	$8,062,939
LifePath Index 2050 Master Portfolio	$73,041,620	$7,757,309
LifePath Index 2055 Master Portfolio	$18,310,004	$2,056,610

6. Bank Borrowings:

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by BFA and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the LifePath Index Master Portfolios may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the LifePath Index Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The LifePath Index Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2013.

7. Market and Credit Risk:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer

BLACKROCK FUNDS III	DECEMBER 31, 2013	101

Notes to Financial Statements (concluded)	Master Investment Portfolio

and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a LifePath Index Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

102	BLACKROCK FUNDS III	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (the “Master Portfolios”), each a series of Master Investment Portfolio, at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

BLACKROCK FUNDS III	DECEMBER 31, 2013	103

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

104	BLACKROCK FUNDS III	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2013	105

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

106	BLACKROCK FUNDS III	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Index Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Index Portfolios’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Index Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Portfolios/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Portfolios/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Portfolios/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Portfolios’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	DECEMBER 31, 2013	107

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	BLACKROCK FUNDS III	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	DECEMBER 31, 2013	109

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Index Portfolios unless accompanied or preceded by that LifePath Index Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

LPindex-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Russell 1000® Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock Russell 1000® Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2013, the Fund’s Institutional Shares returned 33.09%, Investor A Shares returned 32.35% and Class K Shares returned 32.80%. The benchmark Russell 1000® Index returned 33.11% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

US equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

•

As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish US growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the US Federal Reserve (the “Fed”) would maintain its accommodative stance. Additionally, the modest pace of economic growth contributed to corporate profit margins as the US recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

•

After peaking in late May, stock markets recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program.

•

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchases. But the equity market advance was interrupted again in late September when the US teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

•

As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in US growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments whose price is linked to the value of common stock.

[3]

The index measures the performance of the large cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	17.12%	33.09%	15.18%
Investor A	16.58	32.35	14.77
Class K	16.73	32.80	15.09
Russell 1000® Index	16.86	33.11	15.32

[5]	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,171.20	$1.26	$1,000.00	$1,024.05	$1.17	0.23%
Investor A	$1,000.00	$1,165.80	$2.62	$1,000.00	$1,022.79	$2.45	0.48%
Class K	$1,000.00	$1,167.30	$0.98	$1,000.00	$1,024.30	$0.92	0.18%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from income available to be paid to shareholders. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Statement of Assets and Liabilities	BlackRock Russell 1000® Index Fund

December 31, 2013

Assets
Investments at value — Master Portfolio (cost — $55,393,664)	$75,999,974
Capital shares sold receivable	2,121,792
Receivable from administrator	9,839
Prepaid expenses	20,218

Total assets	78,151,823

Liabilities
Contributions payable to the Master Portfolio	2,103,821
Capital gain distributions payable	1,799,214
Income dividends payable	308,100
Professional fees payable	27,370
Capital shares redeemed payable	17,971
Printing fees payable	3,647
Administration fees payable	4,911
Service fees payable	1,325
Transfer agent fees payable	1,749
Other accrued expenses payable	695

Total liabilities	4,268,803

Net Assets	$73,883,020

Net Assets Consist of
Paid-in capital	$54,258,635
Undistributed net investment income	4,328
Accumulated net realized loss allocated from the Master Portfolio	(986,253)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	20,606,310

Net Assets	$73,883,020

Net Asset Value
Institutional — Based on net assets of $183,164 and 13,580 shares outstanding, unlimited number of shares authorized, no par value	$13.49

Investor A — Based on net assets of $6,454,194 and 480,720 shares outstanding, unlimited number of shares authorized, no par value	$13.43

Class K — Based on net assets of $67,245,662 and 5,003,429 shares outstanding, unlimited number of shares authorized, no par value	$13.44

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	7

Statement of Operations	BlackRock Russell 1000® Index Fund

Year Ended December 31, 2013

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$1,313,176
Foreign taxes withheld	(500)
Dividends — affiliated	16,212
Securities lending — affiliated — net	15,860
Income — affiliated	3,193
Other income — affiliated	1,184
Interest	31
Expenses	(52,029)

Total income	1,297,127

Fund Expenses
Administration	53,191
Professional	43,320
Printing	31,646
Registration	31,627
Service — Investor A	10,368
Transfer agent — Investor A	2,928
Transfer agent — Institutional	237
Transfer agent — Class K	149
Miscellaneous	8,277
Recoupment of past waived fees — class specific	22

Total expenses	181,765
Less administration fees waived	(53,191)
Less transfer agent fees waived — Institutional	(19)
Less transfer agent fees waived — Investor A	(147)
Less transfer agent fees waived — Class K	(121)
Less transfer agent fees reimbursed — Institutional	(166)
Less transfer agent fees reimbursed — Investor A	(834)
Less transfer agent fees reimbursed — Class K	(28)
Less fees waived and/or reimbursed by administrator	(46,899)

Total expenses after fees waived and/or reimbursed	80,360

Net investment income	1,216,767

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investment and financial futures contracts	1,501,144
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	16,064,264

Total realized and unrealized gain	17,565,408

Net Increase in Net Assets Resulting from Operations	$18,782,175

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Russell 1000® Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$1,216,767	$1,123,481
Net realized gain	1,501,144	539,039
Net change in unrealized appreciation/depreciation	16,064,264	6,380,008

Net increase in net assets resulting from operations	18,782,175	8,042,528

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,078)	(540)
Investor A	(72,388)	(40,671)
Class K	(1,146,332)	(1,082,047)
Net realized gain:
Institutional	(4,993)	(282)
Investor A	(179,276)	(22,872)
Class K	(1,892,894)	(560,171)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,297,961)	(1,706,583)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(593,137)	3,929,677

Net Assets
Total increase in net assets	14,891,077	10,265,622
Beginning of year	58,991,943	48,726,321

End of year	$73,883,020	$58,991,943

Undistributed net investment income, end of year	$4,328	$8,359

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	9

Financial Highlights	BlackRock Russell 1000® Index Fund

	Institutional
	Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$10.62		$9.40		$10.00

Net investment income[2]	0.23		0.21		0.13
Net realized and unrealized gain (loss)	3.26		1.33		(0.60)

Net increase (decrease) from investment operations	3.49		1.54		(0.47)

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.21)		(0.13)
Net realized capital gain	(0.39)		(0.11)		(0.00)[4]
Return of capital	—		—		(0.00)[4]

Total dividends and distributions	(0.62)		(0.32)		(0.13)

Net asset value, end of period	$13.49		$10.62		$9.40

Total Investment Return[5]
Based on net asset value	33.09%		16.42%		(4.72)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.56%	[8]	0.65%	[9]	1.84% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.23%	[8]	0.23%	[9]	0.22% [10,11]

Net investment income	1.80%	[8]	2.07%	[9]	1.86% [10,11]

Supplemental Data
Net assets, end of period (000)	$183		$28		$24

Portfolio turnover of the Master Portfolio	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Russell 1000® Index Fund

	Investor A
	Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$10.61		$9.39		$10.00

Net investment income[2]	0.19		0.19		0.13
Net realized and unrealized gain (loss)	3.22		1.33		(0.62)

Net increase (decrease) from investment operations	3.41		1.52		(0.49)

Dividends and distributions from:[3]
Net investment income	(0.20)		(0.19)		(0.12)
Net realized capital gain	(0.39)		(0.11)		(0.00)[4]
Return of capital	—		—		(0.00)[4]

Total dividends and distributions	(0.59)		(0.30)		(0.12)

Net asset value, end of period	$13.43		$10.61		$9.39

Total Investment Return[5]
Based on net asset value	32.35%		16.18%		(4.93)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.66%	[8]	0.83%	[9]	1.40% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.48%	[8]	0.45%	[9]	0.45% [10,11]

Net investment income	1.56%	[8]	1.83%	[9]	1.80% [10,11]

Supplemental Data
Net assets, end of period (000)	$6,454		$2,310		$1,918

Portfolio turnover of the Master Portfolio	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	11

Financial Highlights (concluded)	BlackRock Russell 1000® Index Fund

	Class K
	Year Ended December 31,				Period March 31, 2011[1] to December 31, 2011
	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$10.61		$9.40		$10.00

Net investment income[2]	0.23		0.22		0.13
Net realized and unrealized gain (loss)	3.22		1.32		(0.60)

Net increase (decrease) from investment operations	3.45		1.54		(0.47)

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.22)		(0.13)
Net realized capital gain	(0.39)		(0.11)		(0.00)[4]
Return of capital	—		—		(0.00)[4]

Total dividends and distributions	(0.62)		(0.33)		(0.13)

Net asset value, end of period	$13.44		$10.61		$9.40

Total Investment Return[5]
Based on net asset value	32.80%		16.37%		(4.68)% [6]

Ratios to Average Net Assets[7]
Total expenses	0.33%	[8]	0.52%	[9]	1.11% [10,11,12]

Total expenses after fees waived and/or reimbursed	0.18%	[8]	0.18%	[9]	0.18% [10,11]

Net investment income	1.85%	[8]	2.11%	[9]	2.02% [10,11]

Supplemental Data
Net assets, end of period (000)	$67,246		$56,654		$46,785

Portfolio turnover of the Master Portfolio	14%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending December 31, 2013.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Russell 1000® Index Fund

1. Organization:

BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets the Master Portfolio, a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2013 was 6.7%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the two years ended December 31, 2013 and period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed the tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BAL a monthly fee at an annual rate of 0.08% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. Effective July 1, 2012, BAL replaced BlackRock Institutional Trust Company, N.A. (“BTC”) as the Fund’s administrator.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock Russell 1000® Index Fund

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, BAL and previously, BTC, contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 0.23% for Institutional Shares, 0.48% for Investor A Shares and 0.18% for Class K Shares. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the independent Trustees. The Fund may have to repay some of these waivers and reimbursements to BAL and BTC in the following two years. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA, BAL or previously BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA, BAL or previously BTC, as applicable, up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA, BAL or previously BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA, BAL or previously BTC, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA, BAL or previously BTC, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA, BAL or previously BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2013, BAL recouped class specific waivers and/or reimbursements of $22, which is included in Recoupment of past fees waived — class specific in the Statement of Operations.

On December 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2014		2015
	BTC	BAL	BAL
Fund level	$111,439	$64,013	$100,090
Institutional	$14	$8	$185
Investor A	—	$1,004	$981
Class K	$870	—	$149

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2013:

BTC
Fund level	$208,239
Institutional	$18
Class K	$2,343

The Trust, on behalf of the Fund, entered into a separate Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2013, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$166
Investor A	$834
Class K	$28

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

14	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Russell 1000® Index Fund

4. Income Tax Information:

The tax character of distributions paid during fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$1,540,824	$1,316,285
Long-term capital gains	1,757,137	390,298

Total	$3,297,961	$1,706,583

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$77,502
Undistributed long-term capital gains	213,513
Qualified late-year losses[1]	(531)
Net unrealized gains[2]	19,333,901

Total	$19,624,385

[1]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

[2]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,914	$146,566	141	$1,500
Shares issued to shareholders in reinvestment of dividends and distributions	416	5,533	2	24
Shares redeemed	(1,393)	(17,962)	—	—

Net increase	10,937	$134,137	143	$1,524

Investor A
Shares sold	303,478	$3,788,551	44,913	$470,413
Shares issued to shareholders in reinvestment of dividends and distributions	19,062	250,199	5,943	62,803
Shares redeemed	(59,596)	(765,167)	(37,196)	(391,681)

Net increase	262,944	$3,273,583	13,660	$141,535

Class K
Shares sold	218,553	$2,722,196	775,317	$8,129,202
Shares issued to shareholders in reinvestment of dividends and distributions	233,924	3,037,651	9	94
Shares redeemed	(786,734)	(9,760,704)	(415,103)	(4,342,678)

Net increase (decrease)	(334,257)	$(4,000,857)	360,223	$3,786,618

Total Net Increase (Decrease)	(60,376)	$(593,137)	374,026	$3,929,677

At December 31, 2013, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Investor A	2,500
Class K	2,538

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	15

Report of Independent Registered Public Accounting Firm	BlackRock Russell 1000® Index Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock Russell 1000® Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2013.

January — December 2013
Qualified Dividend Income for Individuals[1]	78.98%

Dividends Qualifying for the Dividend Received Deductions for Corporations[1]	76.99%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Additionally, the Fund distributed long-term capital gains of $0.006118 and $0.323765 per share to shareholders on record June 27, 2013 and December 30, 2013, respectively.

16	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Master Portfolio Information	Russell 1000® Index Master Portfolio

As of December 31, 2013

Top Ten Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Exxon Mobil Corp.	2
Microsoft Corp.	2
Google, Inc.	2
General Electric Co.	2
Johnson & Johnson	1
Chevron Corp.	1
Procter & Gamble Co.	1
JPMorgan Chase & Co.	1
Wells Fargo & Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Financials	17
Consumer Discretionary	13
Health Care	12
Industrials	11
Energy	10
Consumer Staples	9
Materials	4
Utilities	3
Telecommunication Services	2
Investment Companies	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	17

Schedule of Investments December 31, 2013	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.6%
Alliant Techsystems, Inc.	1,856	$225,838
BE Aerospace, Inc. (a)	5,686	494,853
The Boeing Co.	43,643	5,956,833
Exelis, Inc.	10,852	206,839
General Dynamics Corp.	17,186	1,642,122
Hexcel Corp. (a)	5,779	258,264
Honeywell International, Inc.	45,262	4,135,589
Huntington Ingalls Industries, Inc.	2,891	260,219
L-3 Communications Holdings, Inc.	5,182	553,749
Lockheed Martin Corp.	14,936	2,220,386
Northrop Grumman Corp.	12,774	1,464,028
Precision Castparts Corp.	8,419	2,267,237
Raytheon Co. (b)	18,678	1,694,095
Rockwell Collins, Inc. (b)	7,812	577,463
Spirit Aerosystems Holdings, Inc., Class A (a)	6,886	234,675
Textron, Inc.	15,998	588,086
TransDigm Group, Inc.	3,018	485,958
Triumph Group, Inc.	2,975	226,308
United Technologies Corp.	52,883	6,018,085

		29,510,627
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc. (b)	8,732	509,425
Expeditors International of Washington, Inc.	11,897	526,442
FedEx Corp.	18,230	2,620,927
United Parcel Service, Inc., Class B	41,670	4,378,684

		8,035,478
Airlines — 0.3%
Alaska Air Group, Inc.	4,052	297,295
American Airlines Group, Inc. (a)(b)	11,353	286,663
Copa Holdings SA, Class A	1,917	306,931
Delta Air Lines, Inc. (b)	49,282	1,353,777
Southwest Airlines Co.	41,577	783,311
United Continental Holdings, Inc. (a)	20,487	775,023

		3,803,000
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	1,992	54,999
BorgWarner, Inc. (b)	13,304	743,827
Delphi Automotive PLC (b)	17,993	1,081,919
Gentex Corp.	8,276	273,025
The Goodyear Tire & Rubber Co.	14,157	337,644
Johnson Controls, Inc.	39,412	2,021,836
Lear Corp.	4,646	376,187
TRW Automotive Holdings Corp. (a)	6,198	461,069
Visteon Corp. (a)	2,870	235,024

		5,585,530
Automobiles — 0.6%
Ford Motor Co.	222,081	3,426,710
General Motors Co.	47,912	1,958,163
Harley-Davidson, Inc.	12,901	893,265
Tesla Motors, Inc. (a)(b)	4,813	723,779
Common Stocks	Shares	Value
Automobiles (concluded)
Thor Industries, Inc.	2,551	140,892

		7,142,809
Beverages — 1.8%
Beam, Inc.	9,263	630,440
Brown-Forman Corp., Class B	8,707	657,988
The Coca-Cola Co.	220,017	9,088,902
Coca-Cola Enterprises, Inc.	14,948	659,655
Constellation Brands, Inc., Class A (a)	8,854	623,145
Dr Pepper Snapple Group, Inc.	11,749	572,411
Molson Coors Brewing Co., Class B (b)	8,047	451,839
Monster Beverage Corp. (a)	7,727	523,659
PepsiCo, Inc.	88,956	7,378,011

		20,586,050
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (a)	11,229	1,494,131
Alkermes PLC (a)	7,285	296,208
Amgen, Inc.	43,143	4,925,205
Ariad Pharmaceuticals, Inc. (a)(b)	9,366	63,876
Biogen Idec, Inc. (a)	13,656	3,820,266
BioMarin Pharmaceutical, Inc. (a)	8,004	562,441
Celgene Corp. (a)	23,996	4,054,364
Cubist Pharmaceuticals, Inc. (a)	3,759	258,882
Gilead Sciences, Inc. (a)	87,745	6,594,037
Incyte Corp. Ltd. (a)	5,931	300,287
Medivation, Inc. (a)	4,321	275,766
Myriad Genetics, Inc. (a)(b)	4,381	91,913
Pharmacyclics, Inc. (a)	3,368	356,267
Regeneron Pharmaceuticals, Inc. (a)	4,609	1,268,581
Seattle Genetics, Inc. (a)	5,789	230,923
Theravance, Inc. (a)	4,546	162,065
United Therapeutics Corp. (a)	2,681	303,168
Vertex Pharmaceuticals, Inc. (a)	13,399	995,546

		26,053,926
Building Products — 0.2%
Allegion, Inc. (a)	5,744	253,827
AO Smith Corp. (b)	4,460	240,572
Armstrong World Industries, Inc. (a)	1,459	84,053
Fortune Brands Home & Security, Inc. (b)	9,504	434,333
Lennox International, Inc.	2,905	247,099
Masco Corp.	20,553	467,992
Owens Corning (a)	6,852	279,014

		2,006,890
Capital Markets — 2.3%
Affiliated Managers Group, Inc. (a)	3,036	658,448
American Capital Ltd. (a)	16,285	254,697
Ameriprise Financial, Inc.	11,597	1,334,235
Ares Capital Corp.	17,033	302,676
Artisan Partners Asset Management, Inc.	749	48,827
The Bank of New York Mellon Corp.	66,776	2,333,153
BlackRock, Inc. (b)(c)	7,512	2,377,323
The Charles Schwab Corp.	63,173	1,642,498

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	S&P	Standard and Poor’s

See Notes to Financial Statements.

18	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets (concluded)
E*Trade Financial Corp. (a)	16,528	$324,610
Eaton Vance Corp. (b)	6,917	295,978
Federated Investors, Inc., Class B (b)	5,357	154,282
Franklin Resources, Inc.	23,641	1,364,795
The Goldman Sachs Group, Inc. (b)	26,376	4,675,410
Invesco Ltd.	25,592	931,549
Lazard Ltd., Class A	7,382	334,552
Legg Mason, Inc. (b)	6,406	278,533
LPL Financial Holdings, Inc.	3,270	153,788
Morgan Stanley	87,605	2,747,293
Northern Trust Corp.	13,770	852,225
Raymond James Financial, Inc.	7,024	366,583
SEI Investments Co.	8,308	288,537
State Street Corp.	26,241	1,925,827
T Rowe Price Group, Inc. (b)	14,924	1,250,184
TD Ameritrade Holding Corp.	13,414	411,005
Waddell & Reed Financial, Inc., Class A	4,952	322,474

		25,629,482
Chemicals — 2.5%
Air Products & Chemicals, Inc.	11,988	1,340,019
Airgas, Inc.	3,772	421,898
Albemarle Corp.	4,690	297,299
Ashland, Inc.	4,551	441,629
Cabot Corp.	3,682	189,255
Celanese Corp., Series A	9,194	508,520
CF Industries Holdings, Inc.	3,413	795,366
Cytec Industries, Inc.	2,105	196,102
The Dow Chemical Co.	69,588	3,089,707
E.I. du Pont de Nemours & Co.	52,954	3,440,421
Eastman Chemical Co.	8,914	719,360
Ecolab, Inc.	15,088	1,573,226
FMC Corp.	7,838	591,456
Huntsman Corp.	11,138	273,995
International Flavors & Fragrances, Inc.	4,694	403,590
Kronos Worldwide, Inc.	1,253	23,870
LyondellBasell Industries NV, Class A	23,358	1,875,180
Monsanto Co.	30,711	3,579,367
The Mosaic Co.	17,272	816,447
NewMarket Corp. (b)	547	182,780
PPG Industries, Inc.	8,208	1,556,729
Praxair, Inc.	17,016	2,212,591
Rockwood Holdings, Inc.	4,217	303,287
RPM International, Inc.	7,636	316,970
The Scotts Miracle-Gro Co., Class A	2,480	154,306
The Sherwin-Williams Co.	5,098	935,483
Sigma-Aldrich Corp.	6,928	651,301
The Valspar Corp. (b)	5,134	366,003
Westlake Chemical Corp.	1,177	143,676
WR Grace & Co. (a)	4,374	432,457

		27,832,290
Commercial Banks — 2.7%
Associated Banc-Corp	9,680	168,432
Bank of Hawaii Corp. (b)	2,589	153,114
BankUnited, Inc.	3,720	122,462
BB&T Corp.	40,376	1,506,832
BOK Financial Corp.	1,531	101,536
CapitalSource, Inc.	11,317	162,625
CIT Group, Inc.	11,587	604,030
City National Corp. (b)	2,693	213,340
Common Stocks	Shares	Value
Commercial Banks (concluded)
Comerica, Inc.	10,748	510,960
Commerce Bancshares, Inc.	4,659	209,236
Cullen/Frost Bankers, Inc. (b)	3,001	223,364
East West Bancorp, Inc.	7,849	274,480
Fifth Third Bancorp	50,337	1,058,587
First Citizens BancShares, Inc., Class A	437	97,289
First Horizon National Corp. (b)	13,925	162,226
First Niagara Financial Group, Inc.	20,414	216,797
First Republic Bank	6,707	351,112
Fulton Financial Corp. (b)	11,268	147,385
Huntington Bancshares, Inc. (b)	48,305	466,143
KeyCorp	52,990	711,126
M&T Bank Corp. (b)	7,425	864,419
The PNC Financial Services Group, Inc. (c)	30,459	2,363,009
Popular, Inc. (a)	5,959	171,202
Regions Financial Corp.	81,355	804,601
Signature Bank (a)	2,724	292,612
SunTrust Banks, Inc.	31,086	1,144,276
SVB Financial Group (a)	2,598	272,426
Synovus Financial Corp.	56,432	203,155
TCF Financial Corp.	9,461	153,741
US Bancorp	106,404	4,298,722
Valley National Bancorp (b)	11,517	116,552
Wells Fargo & Co.	277,715	12,608,261
Zions BanCorporation	10,598	317,516

		31,071,568
Commercial Services & Supplies — 0.4%
The ADT Corp. (b)	11,619	470,221
Cintas Corp. (b)	5,936	353,726
Clean Harbors, Inc. (a)	3,492	209,380
Copart, Inc. (a)	6,441	236,063
Covanta Holding Corp.	6,133	108,861
Iron Mountain, Inc. (b)	9,818	297,976
KAR Auction Services, Inc.	4,387	129,636
Pitney Bowes, Inc.	11,613	270,583
Republic Services, Inc.	15,570	516,924
Rollins, Inc.	3,681	111,497
RR Donnelley & Sons Co.	10,469	212,311
Stericycle, Inc. (a)	4,968	577,133
Waste Connections, Inc. (b)	7,112	310,297
Waste Management, Inc. (b)	26,876	1,205,926

		5,010,534
Communications Equipment — 1.6%
Brocade Communications Systems, Inc. (a)	25,592	227,001
Cisco Systems, Inc.	307,429	6,901,781
CommScope Holding Co., Inc. (a)	2,429	45,957
EchoStar Corp., Class A (a)	2,344	116,544
F5 Networks, Inc. (a)	4,539	412,413
Harris Corp.	6,311	440,571
JDS Uniphase Corp. (a)	13,422	174,217
Juniper Networks, Inc. (a)	29,145	657,803
Motorola Solutions, Inc.	13,935	940,612
Palo Alto Networks, Inc. (a)	1,927	110,745
Polycom, Inc. (a)(b)	9,976	112,030
QUALCOMM, Inc.	99,392	7,379,856
Riverbed Technology, Inc. (a)	9,433	170,549

		17,690,079

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	19

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computers & Peripherals — 3.6%
3D Systems Corp. (a)(b)	5,793	$538,344
Apple, Inc.	53,991	30,294,890
Diebold, Inc. (b)	3,679	121,444
EMC Corp.	120,862	3,039,679
Hewlett-Packard Co.	111,839	3,129,255
Lexmark International, Inc., Class A (b)	3,641	129,328
NCR Corp. (a)	9,473	322,650
NetApp, Inc.	19,576	805,357
SanDisk Corp.	13,001	917,091
Stratasys Ltd. (a)	2,034	273,980
Western Digital Corp.	12,159	1,020,140

		40,592,158
Construction & Engineering — 0.2%
AECOM Technology Corp. (a)	5,949	175,079
Chicago Bridge & Iron Co. NV	5,792	481,547
Fluor Corp.	9,376	752,799
Jacobs Engineering Group, Inc. (a)	7,533	474,504
KBR, Inc.	8,521	271,735
Quanta Services, Inc. (a)	12,042	380,045
URS Corp.	4,377	231,937

		2,767,646
Construction Materials — 0.1%
Eagle Materials, Inc. (b)	2,855	221,062
Martin Marietta Materials, Inc. (b)	2,655	265,341
Vulcan Materials Co.	7,485	444,759

		931,162
Consumer Finance — 0.9%
American Express Co.	54,505	4,945,238
Capital One Financial Corp.	33,608	2,574,709
Discover Financial Services	28,220	1,578,909
SLM Corp.	25,574	672,085

		9,770,941
Containers & Packaging — 0.3%
Aptargroup, Inc.	3,845	260,729
Avery Dennison Corp.	5,739	288,040
Ball Corp.	8,568	442,623
Bemis Co., Inc.	5,933	243,016
Crown Holdings, Inc. (a)	8,287	369,352
Greif, Inc., Class A	1,824	95,578
MeadWestvaco Corp.	10,194	376,464
Owens-Illinois, Inc. (a)	9,478	339,123
Packaging Corp. of America	5,649	357,469
Rock-Tenn Co., Class A	4,144	435,161
Sealed Air Corp.	11,282	384,152
Silgan Holdings, Inc. (b)	2,546	122,259
Sonoco Products Co.	5,837	243,520

		3,957,486
Distributors — 0.1%
Genuine Parts Co.	8,920	742,055
LKQ Corp. (a)	17,193	565,650

		1,307,705
Diversified Consumer Services — 0.1%
Apollo Education Group, Inc., Class A (a)	5,628	153,757
DeVry Education Group, Inc. (b)	3,634	129,007
H&R Block, Inc.	15,684	455,463
Service Corp. International	12,207	221,313
Common Stocks	Shares	Value
Diversified Consumer Services (concluded)
Weight Watchers International, Inc. (b)	1,568	51,634

		1,011,174
Diversified Financial Services — 3.4%
Bank of America Corp.	620,116	9,655,206
CBOE Holdings, Inc.	5,031	261,411
Citigroup, Inc.	175,036	9,121,126
CME Group, Inc.	18,236	1,430,797
ING US, Inc.	4,329	152,164
Interactive Brokers Group, Inc., Class A	2,716	66,107
IntercontinentalExchange Group, Inc.	6,569	1,477,499
JPMorgan Chase & Co.	217,414	12,714,371
Leucadia National Corp.	17,037	482,829
McGraw-Hill Financial, Inc.	15,774	1,233,527
Moody’s Corp.	11,193	878,315
MSCI, Inc. (a)	6,957	304,160
The NASDAQ OMX Group, Inc.	6,424	255,675

		38,033,187
Diversified Telecommunication Services — 1.9%
AT&T, Inc.	309,470	10,880,965
CenturyLink, Inc. (b)	35,050	1,116,342
Frontier Communications Corp. (b)	57,513	267,435
Intelsat SA (a)	1,314	29,618
Level 3 Communications, Inc. (a)	9,353	310,239
tw telecom, Inc. (a)	8,665	264,023
Verizon Communications, Inc.	164,574	8,087,166
Windstream Holdings, Inc. (b)	34,166	272,645

		21,228,433
Electric Utilities — 1.4%
American Electric Power Co., Inc.	27,969	1,307,271
Duke Energy Corp.	40,602	2,801,944
Edison International	18,753	868,264
Entergy Corp. (b)	10,258	649,024
Exelon Corp.	49,249	1,348,930
FirstEnergy Corp.	24,073	793,927
Great Plains Energy, Inc.	8,866	214,912
Hawaiian Electric Industries, Inc. (b)	5,690	148,281
ITC Holdings Corp.	3,016	288,993
NextEra Energy, Inc.	24,432	2,091,868
Northeast Utilities	18,110	767,683
OGE Energy Corp.	11,419	387,104
Pepco Holdings, Inc. (b)	14,329	274,114
Pinnacle West Capital Corp.	6,335	335,248
PPL Corp.	36,354	1,093,892
The Southern Co.	50,078	2,058,707
Westar Energy, Inc. (b)	7,332	235,870
Xcel Energy, Inc.	28,622	799,699

		16,465,731
Electrical Equipment — 0.7%
AMETEK, Inc.	14,019	738,381
The Babcock & Wilcox Co. (b)	6,471	221,244
Eaton Corp. PLC	27,220	2,071,986
Emerson Electric Co.	41,357	2,902,434
Hubbell, Inc., Class B	3,419	372,329
Regal-Beloit Corp.	2,595	191,303
Rockwell Automation, Inc.	8,038	949,770
Roper Industries, Inc.	5,700	790,476
SolarCity Corp. (a)	1,358	77,162

		8,315,085

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	9,199	$820,367
Arrow Electronics, Inc. (a)	6,031	327,182
Avnet, Inc.	7,896	348,292
AVX Corp.	2,691	37,486
CDW Corp. (b)	1,563	36,512
Corning, Inc.	84,879	1,512,544
Dolby Laboratories, Inc., Class A (a)(b)	2,608	100,564
FLIR Systems, Inc.	8,181	246,248
Ingram Micro, Inc., Class A (a)	8,787	206,143
IPG Photonics Corp. (a)(b)	1,872	145,286
Jabil Circuit, Inc.	11,690	203,874
National Instruments Corp.	5,556	177,903
Tech Data Corp. (a)	2,183	112,643
Trimble Navigation Ltd. (a)	14,730	511,131
Vishay Intertechnology, Inc. (a)	7,606	100,855

		4,887,030
Energy Equipment & Services — 1.7%
Atwood Oceanics, Inc. (a)	3,307	176,561
Baker Hughes, Inc.	25,424	1,404,930
Cameron International Corp. (a)	14,277	849,910
Diamond Offshore Drilling, Inc. (b)	3,970	225,973
Dresser-Rand Group, Inc. (a)	4,391	261,835
Dril-Quip, Inc. (a)	2,340	257,236
FMC Technologies, Inc. (a)	13,654	712,875
Frank’s International NV	2,006	54,162
Halliburton Co.	48,801	2,476,651
Helmerich & Payne, Inc. (b)	5,463	459,329
McDermott International, Inc. (a)	13,667	125,190
Nabors Industries Ltd.	16,981	288,507
National Oilwell Varco, Inc.	24,584	1,955,166
Oceaneering International, Inc.	6,231	491,501
Oil States International, Inc. (a)	3,167	322,147
Patterson-UTI Energy, Inc.	8,471	214,486
Rowan Cos. PLC, Class A (a)	7,160	253,178
RPC, Inc. (b)	3,656	65,260
Schlumberger Ltd.	76,475	6,891,162
Seadrill Ltd.	20,342	835,649
Superior Energy Services, Inc. (a)	9,200	244,812
Tidewater, Inc.	2,857	169,334
Unit Corp. (a)	2,834	146,291

		18,882,145
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	25,105	2,987,746
CVS Caremark Corp.	70,434	5,040,961
The Fresh Market, Inc. (a)	2,376	96,228
The Kroger Co.	29,928	1,183,054
Safeway, Inc. (b)	13,880	452,072
Sprouts Farmers Market, Inc. (a)	1,193	45,847
Sysco Corp.	34,153	1,232,923
Wal-Mart Stores, Inc.	92,633	7,289,291
Walgreen Co.	54,509	3,130,997
Whole Foods Market, Inc.	21,344	1,234,323

		22,693,442
Food Products — 1.5%
Archer-Daniels-Midland Co.	37,920	1,645,728
Bunge Ltd.	8,468	695,307
Campbell Soup Co. (b)	10,103	437,258
ConAgra Foods, Inc.	23,992	808,530
Common Stocks	Shares	Value
Food Products (concluded)
Dean Foods Co. (a)	5,399	92,809
Flowers Foods, Inc.	9,862	211,737
General Mills, Inc.	37,092	1,851,262
Green Mountain Coffee Roasters, Inc. (a)(b)	8,589	649,157
The Hershey Co. (b)	8,633	839,387
Hillshire Brands Co.	7,096	237,290
Hormel Foods Corp. (b)	7,726	348,983
Ingredion, Inc.	4,465	305,674
The J.M. Smucker Co.	6,175	639,854
Kellogg Co.	14,953	913,180
Kraft Foods Group, Inc.	34,204	1,844,280
McCormick & Co., Inc. (b)	7,595	523,447
Mead Johnson Nutrition Co.	11,653	976,055
Mondelez International, Inc., Class A	102,657	3,623,792
Pinnacle Foods, Inc. (b)	1,945	53,410
Tyson Foods, Inc., Class A (b)	16,127	539,609
WhiteWave Foods Co., Class A (a)	7,997	183,451

		17,420,200
Gas Utilities — 0.2%
AGL Resources, Inc.	6,810	321,636
Atmos Energy Corp.	5,221	237,138
National Fuel Gas Co. (b)	4,240	302,736
ONEOK, Inc. (b)	11,865	737,766
Questar Corp.	10,094	232,061
UGI Corp.	6,562	272,060

		2,103,397
Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	89,680	3,437,434
Alere, Inc. (a)	4,692	169,850
Baxter International, Inc.	31,181	2,168,638
Becton Dickinson & Co. (b)	11,178	1,235,057
Boston Scientific Corp. (a)	77,647	933,317
C.R. Bard, Inc.	4,634	620,678
CareFusion Corp. (a)	12,658	504,042
The Cooper Cos., Inc.	2,784	344,771
Covidien PLC	27,070	1,843,467
DENTSPLY International, Inc.	8,254	400,154
Edwards Lifesciences Corp. (a)	6,506	427,835
Hill-Rom Holdings, Inc.	3,451	142,664
Hologic, Inc. (a)	15,516	346,783
IDEXX Laboratories, Inc. (a)	3,117	331,555
Intuitive Surgical, Inc. (a)	2,191	841,519
Medtronic, Inc.	58,450	3,354,445
ResMed, Inc. (b)	8,207	386,386
Sirona Dental Systems, Inc. (a)	3,168	222,394
St. Jude Medical, Inc.	16,308	1,010,281
Stryker Corp.	19,098	1,435,024
Teleflex, Inc. (b)	2,371	222,542
Varian Medical Systems, Inc. (a)	6,244	485,096
Zimmer Holdings, Inc.	9,690	903,011

		21,766,943
Health Care Providers & Services — 2.1%
Aetna, Inc.	21,765	1,492,861
AmerisourceBergen Corp.	13,290	934,420
Brookdale Senior Living, Inc. (a)	5,738	155,959
Cardinal Health, Inc.	19,670	1,314,153
Catamaran Corp. (a)	11,856	562,923
Cigna Corp.	16,418	1,436,247

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	21

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Community Health Systems, Inc. (a)(b)	5,437	$213,511
DaVita HealthCare Partners, Inc. (a)	10,604	671,975
Envision Healthcare Holdings, Inc. (a)	2,795	99,278
Express Scripts Holding Co. (a)	47,032	3,303,528
HCA Holdings, Inc. (a)	15,405	734,973
Health Management Associates, Inc. (a)	14,961	195,989
Health Net, Inc. (a)	4,584	136,007
Henry Schein, Inc. (a)	5,017	573,242
Humana, Inc. (b)	9,065	935,689
Laboratory Corp. of America Holdings (a)	5,034	459,957
LifePoint Hospitals, Inc. (a)	2,737	144,623
McKesson Corp.	13,038	2,104,333
MEDNAX, Inc. (a)(b)	5,788	308,963
Patterson Cos., Inc.	5,043	207,772
Premier, Inc., Class A (a)	1,877	68,999
Quest Diagnostics, Inc. (b)	8,376	448,451
Tenet Healthcare Corp. (a)	5,967	251,330
UnitedHealth Group, Inc.	58,678	4,418,453
Universal Health Services, Inc.	5,225	424,584
VCA Antech, Inc. (a)	5,111	160,281
WellPoint, Inc.	17,283	1,596,776

		23,355,277
Health Care Technology — 0.1%
Cerner Corp. (a)	17,068	951,370
Veeva Systems, Inc., Class A (a)	881	28,280

		979,650
Hotels, Restaurants & Leisure — 1.9%
Bally Technologies, Inc. (a)	2,229	174,865
Brinker International, Inc.	3,822	177,111
Burger King Worldwide, Inc.	5,798	132,542
Carnival Corp.	24,042	965,767
Chipotle Mexican Grill, Inc. (a)	1,779	947,816
Choice Hotels International, Inc. (b)	1,601	78,625
Darden Restaurants, Inc. (b)	7,477	406,525
Domino’s Pizza, Inc.	3,244	225,945
Dunkin’ Brands Group, Inc. (b)	6,144	296,141
Hyatt Hotels Corp., Class A (a)	2,585	127,854
International Game Technology (b)	15,011	272,600
Las Vegas Sands Corp.	22,491	1,773,865
Marriott International, Inc., Class A	13,406	661,720
McDonald’s Corp.	57,672	5,595,914
MGM Resorts International (a)	21,407	503,493
Norwegian Cruise Line Holdings Ltd. (a)	1,573	55,794
Panera Bread Co., Class A (a)	1,620	286,238
Penn National Gaming, Inc. (a)	3,948	56,575
Royal Caribbean Cruises Ltd.	9,407	446,080
SeaWorld Entertainment, Inc. (b)	1,773	51,009
Six Flags Entertainment Corp.	3,815	140,468
Starbucks Corp.	43,072	3,376,414
Starwood Hotels & Resorts Worldwide, Inc.	11,198	889,681
The Wendy’s Co.	16,351	142,581
Wyndham Worldwide Corp.	7,823	576,477
Wynn Resorts Ltd. (b)	4,640	901,134
Yum! Brands, Inc.	25,882	1,956,938

		21,220,172
Household Durables — 0.5%
D.R. Horton, Inc. (a)(b)	16,247	362,633
Garmin Ltd. (b)	7,066	326,590
Common Stocks	Shares	Value
Household Durables (concluded)
Harman International Industries, Inc.	3,916	320,524
Jarden Corp. (a)	7,322	449,205
Leggett & Platt, Inc. (b)	8,238	254,884
Lennar Corp., Class A (b)	9,525	376,809
Mohawk Industries, Inc. (a)	3,492	519,959
Newell Rubbermaid, Inc. (b)	16,612	538,395
NVR, Inc. (a)	271	278,049
PulteGroup, Inc. (b)	22,318	454,618
Taylor Morrison Home Corp., Class A (a)	1,852	41,577
Tempur Sealy International, Inc. (a)	3,482	187,889
Toll Brothers, Inc. (a)	9,746	360,602
Tupperware Brands Corp. (b)	3,048	288,127
Whirlpool Corp.	4,557	714,811

		5,474,672
Household Products — 1.8%
Church & Dwight Co., Inc.	7,957	527,390
The Clorox Co. (b)	7,579	703,028
Colgate-Palmolive Co. (b)	53,659	3,499,103
Energizer Holdings, Inc.	3,585	388,041
Kimberly-Clark Corp.	22,128	2,311,491
The Procter & Gamble Co.	157,654	12,834,612

		20,263,665
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	35,752	518,762
Calpine Corp. (a)	22,729	443,443
NRG Energy, Inc. (b)	18,570	533,330

		1,495,535
Industrial Conglomerates — 2.2%
3M Co.	39,704	5,568,486
Carlisle Cos., Inc.	3,665	291,001
Danaher Corp.	34,439	2,658,691
General Electric Co.	594,777	16,671,599

		25,189,777
Insurance — 4.2%
ACE Ltd.	19,572	2,026,289
Aflac, Inc.	26,826	1,791,977
Alleghany Corp. (a)	967	386,761
Allied World Assurance Co. Holdings AG	1,994	224,943
The Allstate Corp.	26,967	1,470,780
American Financial Group, Inc.	4,480	258,586
American International Group, Inc.	84,930	4,335,676
American National Insurance Co.	425	48,680
Aon PLC	17,788	1,492,235
Arch Capital Group Ltd. (a)	7,665	457,524
Arthur J Gallagher & Co.	7,303	342,730
Aspen Insurance Holdings Ltd.	3,827	158,093
Assurant, Inc.	4,191	278,157
Assured Guaranty Ltd.	9,721	229,318
Axis Capital Holdings Ltd.	6,870	326,806
Berkshire Hathaway, Inc., Class B (a)	103,520	12,273,331
Brown & Brown, Inc.	6,800	213,452
The Chubb Corp.	12,554	1,213,093
Cincinnati Financial Corp. (b)	9,412	492,906
CNA Financial Corp.	1,531	65,665
Endurance Specialty Holdings Ltd.	2,488	145,971
Erie Indemnity Co., Class A (b)	1,436	105,000
Everest Re Group Ltd.	2,878	448,594

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Fidelity National Financial, Inc., Class A (b)	14,382	$466,696
Genworth Financial, Inc., Class A (a)	28,400	441,052
The Hanover Insurance Group, Inc.	2,541	151,723
Hartford Financial Services Group, Inc.	26,238	950,603
HCC Insurance Holdings, Inc.	5,788	267,058
Kemper Corp.	2,752	112,502
Lincoln National Corp.	15,453	797,684
Loews Corp.	17,676	852,690
Markel Corp. (a)	794	460,798
Marsh & McLennan Cos., Inc.	31,722	1,534,076
MBIA, Inc. (a)	8,200	97,908
Mercury General Corp.	1,182	58,757
MetLife, Inc.	51,435	2,773,375
Old Republic International Corp.	14,965	258,446
PartnerRe Ltd.	3,117	328,625
Principal Financial Group, Inc.	16,889	832,797
ProAssurance Corp.	3,568	172,977
The Progressive Corp.	34,715	946,678
Protective Life Corp.	4,524	229,186
Prudential Financial, Inc.	26,696	2,461,905
Reinsurance Group of America, Inc.	4,178	323,419
RenaissanceRe Holdings Ltd.	2,566	249,774
StanCorp Financial Group, Inc. (b)	2,555	169,269
Torchmark Corp.	5,327	416,305
The Travelers Cos., Inc.	21,651	1,960,282
Unum Group	15,370	539,180
Validus Holdings Ltd.	6,017	242,425
White Mountains Insurance Group Ltd.	356	214,696
WR Berkley Corp.	6,250	271,187
XL Group PLC	16,807	535,135

		47,903,775
Internet & Catalog Retail — 1.4%
Amazon.com, Inc. (a)	21,150	8,434,409
Expedia, Inc.	6,139	427,643
Groupon, Inc. (a)	24,198	284,810
HomeAway, Inc. (a)	3,506	143,325
Liberty Interactive Corp., Series A (a)	30,488	894,823
Liberty Ventures, Series A (a)	2,121	260,013
Netflix, Inc. (a)	2,891	1,064,380
priceline.com, Inc. (a)	2,968	3,450,003
TripAdvisor, Inc. (a)	6,453	534,502
zulily, Inc., Class A (a)	775	32,108

		15,526,016
Internet Software & Services — 2.9%
Akamai Technologies, Inc. (a)	10,234	482,840
AOL, Inc. (a)	4,468	208,298
eBay, Inc. (a)	74,659	4,098,033
Equinix, Inc. (a)	2,842	504,313
Facebook, Inc. (a)	98,006	5,357,008
Google, Inc., Class A (a)	15,512	17,384,454
IAC/InterActiveCorp	4,304	295,642
LinkedIn Corp. (a)	5,571	1,207,960
Pandora Media, Inc. (a)	8,179	217,561
Rackspace Hosting, Inc. (a)	6,513	254,854
Twitter, Inc. (a)	4,639	295,272
VeriSign, Inc. (a)	7,467	446,377
Yahoo!, Inc. (a)	51,459	2,081,002

		32,833,614
Common Stocks	Shares	Value
IT Services — 3.5%
Accenture PLC, Class A	36,972	3,039,838
Alliance Data Systems Corp. (a)(b)	2,831	744,355
Amdocs Ltd.	9,273	382,419
Automatic Data Processing, Inc.	27,917	2,255,973
Booz Allen Hamilton Holding Corp. (b)	1,848	35,389
Broadridge Financial Solutions, Inc.	6,987	276,126
Cognizant Technology Solutions Corp., Class A (a)	17,355	1,752,508
Computer Sciences Corp.	8,651	483,418
CoreLogic, Inc. (a)	5,509	195,735
DST Systems, Inc.	1,954	177,306
Fidelity National Information Services, Inc.	16,871	905,635
Fiserv, Inc. (a)	15,329	905,177
FleetCor Technologies, Inc. (a)	3,910	458,135
Gartner, Inc. (a)	5,401	383,741
Genpact Ltd. (a)	9,700	178,189
Global Payments, Inc.	4,394	285,566
International Business Machines Corp. (b)	59,882	11,232,067
Jack Henry & Associates, Inc.	4,963	293,859
Leidos Holdings, Inc.	4,215	195,955
Lender Processing Services, Inc.	5,019	187,610
Mastercard, Inc., Class A	6,722	5,615,962
NeuStar, Inc., Class A (a)	2,856	142,400
Paychex, Inc. (b)	18,725	852,549
Science Applications International Corp.	2,419	79,996
Teradata Corp. (a)	9,412	428,152
Total System Services, Inc.	9,414	313,298
Vantiv, Inc., Class A (a)	5,049	164,648
VeriFone Systems, Inc. (a)	6,273	168,242
Visa, Inc., Class A	30,054	6,692,425
The Western Union Co. (b)	32,078	553,346

		39,380,019
Leisure Equipment & Products — 0.2%
Hasbro, Inc. (b)	6,612	363,726
Mattel, Inc. (b)	19,879	945,843
Polaris Industries, Inc.	3,729	543,092

		1,852,661
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	19,978	1,142,542
Bio-Rad Laboratories, Inc., Class A (a)	1,183	146,231
Bruker Corp. (a)	6,323	125,006
Charles River Laboratories International, Inc. (a)	2,831	150,156
Covance, Inc. (a)	3,221	283,641
Illumina, Inc. (a)(b)	7,159	791,928
Life Technologies Corp. (a)	9,905	750,799
Mettler-Toledo International, Inc. (a)	1,739	421,864
PerkinElmer, Inc.	6,453	266,057
QIAGEN NV (a)(b)	13,486	321,102
Quintiles Transnational Holdings, Inc. (a)	1,579	73,171
Techne Corp.	2,125	201,174
Thermo Fisher Scientific, Inc.	20,650	2,299,377
Waters Corp. (a)	4,935	493,500

		7,466,548
Machinery — 2.0%
AGCO Corp.	5,607	331,878
Caterpillar, Inc.	37,837	3,435,978
Colfax Corp. (a)	4,934	314,246
Crane Co.	2,798	188,166
Cummins, Inc.	10,918	1,539,110

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	23

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Deere & Co. (b)	22,326	$2,039,034
Donaldson Co., Inc.	8,456	367,498
Dover Corp.	9,848	950,726
Flowserve Corp.	8,232	648,929
Graco, Inc.	3,531	275,842
Harsco Corp.	4,660	130,620
IDEX Corp.	4,738	349,901
Illinois Tool Works, Inc.	21,732	1,827,227
Ingersoll-Rand PLC	17,202	1,059,643
ITT Corp.	5,184	225,089
Joy Global, Inc. (b)	6,122	358,076
Kennametal, Inc. (b)	4,540	236,398
Lincoln Electric Holdings, Inc.	4,786	341,433
The Manitowoc Co., Inc.	7,704	179,657
Navistar International Corp. (a)(b)	3,228	123,277
Nordson Corp.	3,701	274,984
Oshkosh Corp.	5,073	255,578
PACCAR, Inc.	20,356	1,204,465
Pall Corp. (b)	6,408	546,923
Parker Hannifin Corp.	8,589	1,104,889
Pentair Ltd., Registered Shares	11,759	913,322
Snap-on, Inc.	3,357	367,659
SPX Corp.	2,697	268,648
Stanley Black & Decker, Inc.	9,320	752,031
Terex Corp.	6,410	269,156
Timken Co.	4,978	274,138
The Toro Co.	3,337	212,233
Trinity Industries, Inc. (b)	4,566	248,938
Valmont Industries, Inc. (b)	1,543	230,092
WABCO Holdings, Inc. (a)	3,364	314,231
Wabtec Corp. (b)	5,541	411,530
Xylem, Inc.	10,675	369,355

		22,940,900
Marine — 0.0%
Kirby Corp. (a)	3,270	324,548
Media — 3.9%
AMC Networks, Inc., Class A (a)	3,464	235,933
Cablevision Systems Corp., New York Group, Class A (b)	11,240	201,533
CBS Corp., Class B	35,302	2,250,149
Charter Communications, Inc., Class A (a)	3,812	521,329
Cinemark Holdings, Inc.	6,650	221,644
Clear Channel Outdoor Holdings, Inc., Class A	2,518	25,533
Comcast Corp., Class A	150,939	7,843,545
DIRECTV (a)	28,258	1,952,345
Discovery Communications, Inc., Class A (a)	14,082	1,273,294
DISH Network Corp., Class A (a)	12,003	695,214
DreamWorks Animation SKG, Inc., Class A (a)	4,261	151,266
Gannett Co., Inc.	13,185	390,012
Graham Holdings Co., Class B (a)(b)	252	167,157
The Interpublic Group of Cos., Inc.	24,674	436,730
John Wiley & Sons, Inc., Class A	2,627	145,010
Lamar Advertising Co., Class A (a)	4,543	237,372
Liberty Global PLC, Class A (a)	22,539	2,005,746
Liberty Media Corp., Class A (a)	5,509	806,793
Lions Gate Entertainment Corp. (b)	4,665	147,694
Madison Square Garden Co., Class A (a)	3,527	203,085
Morningstar, Inc.	1,197	93,474
News Corp., Class A (a)	28,609	515,534
Common Stocks	Shares	Value
Media (concluded)
Omnicom Group, Inc.	14,881	1,106,700
Regal Entertainment Group, Class A	4,754	92,465
Scripps Networks Interactive, Inc., Class A (b)	6,314	545,593
Sirius XM Holdings, Inc. (a)	177,580	619,754
Starz, Class A (a)	6,224	181,990
Thomson Reuters Corp. (b)	21,489	812,714
Time Warner Cable, Inc.	16,740	2,268,270
Time Warner, Inc.	53,626	3,738,805
Twenty-First Century Fox, Inc., Class A (b)	114,323	4,021,883
Viacom, Inc., Class B	25,659	2,241,057
The Walt Disney Co.	103,597	7,914,811

		44,064,434
Metals & Mining — 0.6%
Alcoa, Inc. (b)	61,565	654,436
Allegheny Technologies, Inc. (b)	6,226	221,832
Carpenter Technology Corp. (b)	2,671	166,136
Cliffs Natural Resources, Inc. (b)	8,828	231,382
Compass Minerals International, Inc.	1,923	153,936
Freeport-McMoRan Copper & Gold, Inc.	59,509	2,245,870
Newmont Mining Corp. (b)	28,342	652,716
Nucor Corp.	18,289	976,267
Reliance Steel & Aluminum Co.	4,419	335,137
Royal Gold, Inc. (b)	3,706	170,735
Southern Copper Corp. (b)	9,100	261,261
Steel Dynamics, Inc.	12,707	248,295
Tahoe Resources, Inc. (a)(b)	4,926	81,969
United States Steel Corp. (b)	8,318	245,381

		6,645,353
Multi-Utilities — 1.0%
Alliant Energy Corp.	6,391	329,776
Ameren Corp.	13,972	505,228
CenterPoint Energy, Inc.	24,674	571,943
CMS Energy Corp.	15,369	411,428
Consolidated Edison, Inc.	16,858	931,910
Dominion Resources, Inc. (b)	33,236	2,150,037
DTE Energy Co.	10,014	664,829
Integrys Energy Group, Inc.	4,562	248,218
MDU Resources Group, Inc.	10,880	332,384
NiSource, Inc.	17,966	590,722
PG&E Corp.	25,448	1,025,045
Public Service Enterprise Group, Inc.	29,121	933,037
SCANA Corp.	8,036	377,129
Sempra Energy	14,017	1,258,166
TECO Energy, Inc. (b)	12,549	216,345
Vectren Corp.	4,749	168,590
Wisconsin Energy Corp. (b)	13,170	544,448

		11,259,235
Multiline Retail — 0.7%
Big Lots, Inc. (a)	3,367	108,721
Dillard’s, Inc., Class A (b)	1,559	151,550
Dollar General Corp. (a)	18,831	1,135,886
Dollar Tree, Inc. (a)	11,980	675,912
Family Dollar Stores, Inc.	5,547	360,389
JC Penney Co., Inc. (a)(b)	13,688	125,245
Kohl’s Corp. (b)	12,780	725,265
Macy’s, Inc.	22,081	1,179,125
Nordstrom, Inc. (b)	8,351	516,092
Sears Holdings Corp. (a)(b)	2,505	122,845

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Target Corp.	36,920	$2,335,928

		7,436,958
Office Electronics — 0.1%
Xerox Corp.	70,676	860,127
Zebra Technologies Corp., Class A (a)	2,940	158,995

		1,019,122
Oil, Gas & Consumable Fuels — 7.6%
Anadarko Petroleum Corp.	28,852	2,288,541
Antero Resources Corp. (a)	2,176	138,045
Apache Corp.	22,546	1,937,603
Cabot Oil & Gas Corp.	24,259	940,279
Cheniere Energy, Inc. (a)	13,894	599,109
Chesapeake Energy Corp. (b)	33,347	905,038
Chevron Corp.	111,506	13,928,214
Cimarex Energy Co.	4,978	522,242
Cobalt International Energy, Inc. (a)	15,874	261,127
Concho Resources, Inc. (a)	6,029	651,132
ConocoPhillips	70,335	4,969,168
CONSOL Energy, Inc. (b)	13,166	500,835
Continental Resources, Inc. (a)	2,462	277,024
CVR Energy, Inc. (b)	913	39,652
Denbury Resources, Inc. (a)	21,499	353,229
Devon Energy Corp.	23,362	1,445,407
Energen Corp.	4,162	294,461
EOG Resources, Inc.	15,653	2,627,200
EQT Corp.	8,659	777,405
Exxon Mobil Corp.	255,758	25,882,710
Golar LNG Ltd. (b)	2,532	91,886
Gulfport Energy Corp. (a)	4,902	309,561
Hess Corp.	17,655	1,465,365
HollyFrontier Corp. (b)	11,694	581,075
Kinder Morgan, Inc.	38,111	1,371,996
Kosmos Energy Ltd. (a)	5,866	65,582
Laredo Petroleum Holdings, Inc. (a)	2,475	68,533
Marathon Oil Corp.	40,787	1,439,781
Marathon Petroleum Corp.	17,321	1,588,855
Murphy Oil Corp.	10,994	713,291
Newfield Exploration Co. (a)	7,814	192,459
Noble Energy, Inc.	20,637	1,405,586
Oasis Petroleum, Inc. (a)	5,804	272,614
Occidental Petroleum Corp.	46,346	4,407,505
PBF Energy, Inc. (b)	1,375	43,257
Peabody Energy Corp.	15,539	303,477
Phillips 66	35,626	2,747,833
Pioneer Natural Resources Co.	7,859	1,446,606
QEP Resources, Inc.	10,330	316,614
Range Resources Corp. (b)	9,387	791,418
SandRidge Energy, Inc. (a)(b)	28,531	173,183
SM Energy Co.	3,819	317,397
Southwestern Energy Co. (a)	20,234	795,803
Spectra Energy Corp.	38,508	1,371,655
Teekay Corp.	2,195	105,382
Tesoro Corp.	7,822	457,587
Ultra Petroleum Corp. (a)(b)	8,823	191,018
Valero Energy Corp.	31,381	1,581,602
Whiting Petroleum Corp. (a)	6,787	419,912
The Williams Cos., Inc.	39,283	1,515,145
World Fuel Services Corp. (b)	4,191	180,884
WPX Energy, Inc. (a)	11,545	235,287

		86,306,570
Common Stocks	Shares	Value
Paper & Forest Products — 0.1%
Domtar Corp.	1,905	179,718
International Paper Co.	25,599	1,255,119

		1,434,837
Personal Products — 0.2%
Avon Products, Inc.	24,945	429,553
Coty, Inc., Class A (b)	3,324	50,691
The Estee Lauder Cos., Inc., Class A	13,330	1,004,015
Herbalife Ltd. (b)	4,911	386,496
Nu Skin Enterprises, Inc., Class A	3,364	464,972

		2,335,727
Pharmaceuticals — 5.1%
AbbVie, Inc.	91,106	4,811,308
Actavis PLC (a)	9,980	1,676,640
Allergan, Inc.	17,054	1,894,358
Bristol-Myers Squibb Co.	94,489	5,022,090
Eli Lilly & Co.	57,028	2,908,428
Endo Health Solutions, Inc. (a)(b)	6,465	436,129
Forest Laboratories, Inc. (a)	15,348	921,341
Hospira, Inc. (a)	9,533	393,522
Jazz Pharmaceuticals PLC (a)	2,987	378,035
Johnson & Johnson	161,571	14,798,288
Mallinckrodt PLC (a)	3,394	177,370
Merck & Co., Inc.	173,698	8,693,585
Mylan, Inc. (a)	21,934	951,936
Omnicare, Inc. (b)	6,045	364,876
Perrigo Co. PLC	7,255	1,113,352
Pfizer, Inc.	384,714	11,783,790
Salix Pharmaceuticals Ltd. (a)	3,533	317,758
Zoetis, Inc.	28,775	940,655

		57,583,461
Professional Services — 0.3%
The Dun & Bradstreet Corp. (b)	2,302	282,570
Equifax, Inc.	6,942	479,623
IHS, Inc., Class A (a)	3,786	453,184
Manpower, Inc.	4,443	381,476
Nielsen Holdings NV	12,576	577,113
Robert Half International, Inc.	8,040	337,600
Towers Watson & Co., Class A	3,754	479,048
Verisk Analytics, Inc., Class A (a)	8,714	572,684

		3,563,298
Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	4,118	261,987
American Campus Communities, Inc.	6,044	194,677
American Capital Agency Corp.	22,834	440,468
American Homes 4 Rent, Class A	2,954	47,855
American Tower Corp.	22,755	1,816,304
Annaly Capital Management, Inc.	54,551	543,873
Apartment Investment & Management Co., Class A	8,415	218,033
AvalonBay Communities, Inc.	7,447	880,459
BioMed Realty Trust, Inc.	10,748	194,754
Boston Properties, Inc.	8,734	876,632
Brandywine Realty Trust	9,047	127,472
BRE Properties, Inc.	4,443	243,077
Brixmor Property Group, Inc. (a)	2,758	56,070
Camden Property Trust	4,890	278,143
CBL & Associates Properties, Inc.	9,413	169,057
Chimera Investment Corp.	59,295	183,815
CommonWealth REIT	6,830	159,207

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	25

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Corporate Office Properties Trust	4,957	$117,431
Corrections Corp. of America	6,644	213,073
DDR Corp.	17,087	262,627
Digital Realty Trust, Inc. (b)	7,398	363,390
Douglas Emmett, Inc.	8,225	191,560
Duke Realty Corp.	18,541	278,857
Equity Lifestyle Properties, Inc.	4,809	174,230
Equity Residential	20,727	1,075,110
Essex Property Trust, Inc.	2,190	314,287
Extra Space Storage, Inc.	6,397	269,506
Federal Realty Investment Trust	3,758	381,099
Gaming and Leisure Properties, Inc. (a)(b)	4,438	225,495
General Growth Properties, Inc.	32,256	647,378
Hatteras Financial Corp.	5,720	93,465
HCP, Inc.	26,158	950,059
Health Care REIT, Inc. (b)	16,378	877,369
Healthcare Trust of America, Inc., Class A	6,468	63,645
Home Properties, Inc.	3,280	175,874
Hospitality Properties Trust	8,605	232,593
Host Hotels & Resorts, Inc. (b)	42,866	833,315
Kilroy Realty Corp.	4,696	235,645
Kimco Realty Corp.	23,540	464,915
Liberty Property Trust	7,467	252,907
The Macerich Co.	7,919	466,350
Mack-Cali Realty Corp.	5,084	109,204
MFA Financial, Inc.	20,862	147,286
Mid-America Apartment Communities, Inc.	4,302	261,303
National Retail Properties, Inc. (b)	6,827	207,063
Omega Healthcare Investors, Inc. (b)	7,045	209,941
Piedmont Office Realty Trust, Inc., Class A (b)	9,678	159,881
Plum Creek Timber Co., Inc.	10,188	473,844
Post Properties, Inc.	3,152	142,565
Prologis, Inc.	28,673	1,059,467
Public Storage	8,239	1,240,134
Rayonier, Inc.	7,263	305,772
Realty Income Corp. (b)	8,570	319,918
Regency Centers Corp.	5,281	244,510
Retail Properties of America, Inc., Class A	7,749	98,567
Senior Housing Properties Trust	10,844	241,062
Simon Property Group, Inc.	17,838	2,714,230
SL Green Realty Corp. (b)	3,823	353,169
Spirit Realty Capital, Inc.	21,352	209,890
Starwood Property Trust, Inc.	11,243	311,431
Tanger Factory Outlet Centers	5,449	174,477
Taubman Centers, Inc.	3,668	234,459
Two Harbors Investment Corp.	21,072	195,548
UDR, Inc.	14,447	337,337
Ventas, Inc.	16,863	965,913
Vornado Realty Trust	10,759	955,292
Weingarten Realty Investors	7,027	192,680
Weyerhaeuser Co.	33,510	1,057,911
WP Carey, Inc.	3,312	203,191

		28,978,108
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	16,072	422,694
Forest City Enterprises, Inc., Class A (a)	9,113	174,058
The Howard Hughes Corp. (a)	2,277	273,468
Jones Lang LaSalle, Inc.	2,542	260,275
Realogy Holdings Corp. (a)	6,921	342,382
Common Stocks	Shares	Value
Real Estate Management & Development (concluded)
The St. Joe Co. (a)(b)	2,168	41,604

		1,514,481
Road & Rail — 1.0%
Amerco, Inc.	423	100,606
Avis Budget Group, Inc. (a)	6,212	251,089
Con-way, Inc.	3,255	129,256
CSX Corp.	58,803	1,691,762
Genesee & Wyoming, Inc., Class A (a)	2,496	239,741
Hertz Global Holdings, Inc. (a)	19,943	570,769
JB Hunt Transport Services, Inc.	5,267	407,139
Kansas City Southern	6,342	785,330
Landstar System, Inc.	2,688	154,426
Norfolk Southern Corp.	18,130	1,683,008
Old Dominion Freight Line, Inc. (a)	4,094	217,064
Ryder System, Inc.	2,994	220,897
Union Pacific Corp.	26,852	4,511,136

		10,962,223
Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc. (a)(b)	35,007	135,477
Altera Corp.	18,432	599,593
Analog Devices, Inc.	17,737	903,345
Applied Materials, Inc.	69,148	1,223,228
Atmel Corp. (a)	24,729	193,628
Avago Technologies Ltd.	14,166	749,240
Broadcom Corp., Class A	32,863	974,388
Cree, Inc. (a)	6,792	424,975
Fairchild Semiconductor International, Inc. (a)	7,361	98,269
First Solar, Inc. (a)	3,909	213,588
Freescale Semiconductor Ltd. (a)(b)	3,283	52,692
Intel Corp.	285,951	7,423,288
KLA-Tencor Corp.	9,551	615,658
Lam Research Corp. (a)	9,370	510,197
Linear Technology Corp.	13,429	611,691
LSI Corp.	31,663	348,926
Marvell Technology Group Ltd.	22,737	326,958
Maxim Integrated Products, Inc.	16,763	467,855
Microchip Technology, Inc. (b)	11,352	508,002
Micron Technology, Inc. (a)	59,278	1,289,889
NVIDIA Corp.	33,278	533,114
ON Semiconductor Corp. (a)	25,998	214,224
Silicon Laboratories, Inc. (a)	2,455	106,326
Skyworks Solutions, Inc. (a)	11,018	314,674
Teradyne, Inc. (a)(b)	10,999	193,802
Texas Instruments, Inc.	63,811	2,801,941
Xilinx, Inc.	15,190	697,525

		22,532,493
Software — 3.5%
Activision Blizzard, Inc.	15,341	273,530
Adobe Systems, Inc. (a)	28,881	1,729,394
Allscripts Healthcare Solutions, Inc. (a)	10,267	158,728
ANSYS, Inc. (a)	5,368	468,090
Autodesk, Inc. (a)	12,919	650,213
CA, Inc.	18,879	635,278
Cadence Design Systems, Inc. (a)	16,319	228,792
Citrix Systems, Inc. (a)	10,773	681,392
Compuware Corp.	12,327	138,186
Concur Technologies, Inc. (a)	2,690	277,554
Electronic Arts, Inc. (a)	17,432	399,890

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
FactSet Research Systems, Inc. (b)	2,535	$275,250
FireEye, Inc. (a)	1,017	44,351
Fortinet, Inc. (a)	7,833	149,845
Informatica Corp. (a)	6,231	258,586
Intuit, Inc. (b)	17,087	1,304,080
MICROS Systems, Inc. (a)	4,535	260,173
Microsoft Corp.	480,365	17,980,062
NetSuite, Inc. (a)	2,021	208,203
Nuance Communications, Inc. (a)(b)	15,074	229,125
Oracle Corp.	204,234	7,813,993
Red Hat, Inc. (a)	10,916	611,733
Rovi Corp. (a)	5,979	117,727
Salesforce.com, Inc. (a)	33,943	1,873,314
ServiceNow, Inc. (a)	4,552	254,958
SolarWinds, Inc. (a)	3,783	143,111
Solera Holdings, Inc.	3,971	280,988
Splunk, Inc. (a)	5,911	405,908
Symantec Corp.	40,095	945,440
Synopsys, Inc. (a)	8,859	359,410
Tableau Software, Inc., Class A (a)	553	38,118
TIBCO Software, Inc. (a)	9,464	212,751
VMware, Inc., Class A (a)(b)	4,925	441,822
Workday, Inc., Class A (a)	2,137	177,713
Zynga, Inc., Class A (a)	33,697	128,049

		40,155,757
Specialty Retail — 2.3%
Aaron’s, Inc. (b)	4,380	128,772
Abercrombie & Fitch Co., Class A (b)	4,521	148,786
Advance Auto Parts, Inc.	4,202	465,077
American Eagle Outfitters, Inc.	11,122	160,157
Ascena Retail Group, Inc. (a)	7,369	155,928
AutoNation, Inc. (a)	2,934	145,790
AutoZone, Inc. (a)	2,041	975,476
Bed Bath & Beyond, Inc. (a)	12,580	1,010,174
Best Buy Co., Inc.	15,722	626,993
Cabela’s, Inc. (a)	2,743	182,848
CarMax, Inc. (a)	12,929	607,922
Chico’s FAS, Inc.	9,362	176,380
CST Brands, Inc. (b)	3,485	127,969
Dick’s Sporting Goods, Inc. (b)	5,693	330,763
DSW, Inc., Class A (b)	4,109	175,578
Foot Locker, Inc.	8,649	358,415
GameStop Corp., Class A (b)	6,848	337,333
The Gap, Inc. (b)	16,074	628,172
GNC Holdings, Inc., Class A	5,665	331,119
Guess?, Inc. (b)	3,432	106,632
The Home Depot, Inc.	84,031	6,919,113
L Brands, Inc. (b)	13,815	854,458
Lowe’s Cos., Inc.	62,622	3,102,920
Murphy USA, Inc. (a)	2,760	114,706
O’Reilly Automotive, Inc. (a)	6,359	818,467
PetSmart, Inc.	5,951	432,935
Ross Stores, Inc.	12,651	947,939
Sally Beauty Holdings, Inc. (a)	9,785	295,801
Signet Jewelers Ltd.	4,659	366,663
Staples, Inc. (b)	38,225	607,395
Tiffany & Co.	6,432	596,761
TJX Cos., Inc.	41,410	2,639,059
Tractor Supply Co.	8,036	623,433
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,668	354,035
Common Stocks	Shares	Value
Specialty Retail (concluded)
Urban Outfitters, Inc. (a)	6,207	230,280
Williams-Sonoma, Inc. (b)	5,629	328,058

		26,412,307
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc. (b)	3,144	225,708
Coach, Inc.	16,173	907,790
Deckers Outdoor Corp. (a)(b)	1,989	167,991
Fossil Group, Inc. (a)	2,788	334,393
Hanesbrands, Inc.	5,677	398,923
Michael Kors Holdings Ltd. (a)	11,597	941,560
NIKE, Inc., Class B (b)	40,749	3,204,501
PVH Corp.	4,666	634,669
Ralph Lauren Corp.	3,454	609,873
Under Armour, Inc., Class A (a)(b)	4,823	421,048
VF Corp.	20,155	1,256,463

		9,102,919
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	30,456	287,200
Nationstar Mortgage Holdings, Inc. (a)(b)	1,248	46,126
New York Community Bancorp, Inc. (b)	25,392	427,855
Ocwen Financial Corp. (a)	5,971	331,092
People’s United Financial, Inc. (b)	17,846	269,831
TFS Financial Corp. (a)	4,580	55,487
Washington Federal, Inc. (b)	6,017	140,136

		1,557,727
Tobacco — 1.3%
Altria Group, Inc.	115,552	4,436,041
Lorillard, Inc. (b)	21,740	1,101,783
Philip Morris International, Inc.	94,080	8,197,190
Reynolds American, Inc.	18,140	906,819

		14,641,833
Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,050	125,874
Fastenal Co. (b)	17,076	811,281
GATX Corp.	2,703	141,015
HD Supply Holdings, Inc. (a)	3,561	85,500
MRC Global, Inc. (a)	4,794	154,654
MSC Industrial Direct Co., Inc., Class A (b)	2,726	220,452
United Rentals, Inc. (a)	5,428	423,113
W.W. Grainger, Inc.	3,394	866,895
WESCO International, Inc. (a)	2,543	231,591

		3,060,375
Water Utilities — 0.1%
American Water Works Co., Inc.	10,235	432,531
Aqua America, Inc.	10,143	239,273

		671,804
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	19,224	1,411,618
SBA Communications Corp., Class A (a)	7,346	659,965
Sprint Communications, Inc. (a)	48,997	526,718
T-Mobile US, Inc. (a)	10,964	368,829
Telephone & Data Systems, Inc.	5,442	140,295
United States Cellular Corp.	758	31,699

		3,139,124
Total Common Stocks — 96.5%		1,092,677,103

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	27

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Investment Companies — 0.9%	Shares	Value
iShares Russell 1000® Index Fund (c)	99,042	$10,218,163
Total Long-Term Investments (Cost — $889,738,180) — 97.4%		1,102,895,266

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)(e)	94,674,911	94,674,911
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	10,668,379	10,668,379
Total Short-Term Securities (Cost — $105,343,290) — 9.3%		105,343,290
Total Investments (Cost — $995,081,470*) — 106.7%		1,208,238,556
Liabilities in Excess of Other Assets — (6.7)%		(75,366,522)

Net Assets — 100.0%		$1,132,872,034

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$999,871,991

Gross unrealized appreciation	$218,714,131
Gross unrealized depreciation	(10,347,566)

Net unrealized appreciation	$208,366,565

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	42,319,496	52,355,415	[1]	—	94,674,911	$94,674,911	$191,020	—
BlackRock Cash Funds: Prime, SL Agency Shares	7,785,846	2,882,533	[1]	—	10,668,379	$10,668,379	$28,328	—
BlackRock, Inc.	3,688	4,214		(390)	7,512	$2,377,323	$40,028	$31,271
iShares Russell 1000® Index Fund	86,286	182,756		(170,000)	99,042	$10,218,163	$112,068	$970,539
The PNC Financial Services Group, Inc.	15,313	16,993		(1,847)	30,459	$2,363,009	$38,497	$14,261
[1] Represents net shares activity.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
161	S&P 500 E-Mini Index	Chicago Mercantile	March 2014	$14,820,855	$393,718
19	S&P MidCap 400 E-Mini	Chicago Mercantile	March 2014	$2,544,860	88,706
Total					$482,424

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Schedule of Investments (concluded)	Russell 1000® Index Master Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$1,092,677,103	—	—	$1,092,677,103
Investment Companies	10,218,163	—	—	10,218,163
Short-Term Securities:
Short-Term securities	105,343,290	—	—	105,343,290

Total	$1,208,238,556	—	—	$1,208,238,556

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$482,424	—	—	$482,424
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,338,000	—	—	$1,338,000
Liabilities:
Collateral on securities loaned at value	—	$(69,025,661)	—	(69,025,661)

Total	$1,338,000	$(69,025,661)	—	$(67,687,661)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	29

Statement of Assets and Liabilities	Russell 1000® Index Master Portfolio

December 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $67,684,734) (cost—$876,850,142)	$1,087,936,771
Investments at value — affiliated (cost — $118,231,328)	120,301,785
Cash received for financial futures contracts	1,338,000
Contributions receivable from investors	35,345,340
Investments sold receivable	14,956,127
Dividends receivable	1,365,160
Variation margin receivable for other derivative contracts	117,745
Securities lending income receivable — affiliated	20,457
Other income receivable — affiliated	17,211
Prepaid expenses	358

Total assets	1,261,398,954

Liabilities
Collateral on securities loaned at value	69,025,661
Investments purchased payable	59,371,990
Professional fees payable	44,474
Investment advisory fees payable	44,017
Custodian fees payable	26,018
Trustees’ fees payable	11,355
Printing fees payable	1,021
Other accrued expenses payable	2,384

Total liabilities	128,526,920

Net Assets	$1,132,872,034

Net Assets Consist of
Investors’ capital	$919,232,524
Net unrealized appreciation/depreciation	213,639,510

Net Assets	$1,132,872,034

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Statement of Operations	Russell 1000® Index Master Portfolio

Year Ended December 31, 2013

Investment Income
Dividends — unaffiliated	$15,415,858
Foreign taxes withheld	(5,580)
Dividends — affiliated	190,593
Securities lending — affiliated — net	183,284
Income — affiliated	36,064
Other income — affiliated	17,211
Interest	346

Total income	15,837,776

Expenses
Investment advisory	388,578
Custodian	111,119
Professional	78,333
Independent Trustees	34,643
Printing	60
Miscellaneous	441

Total expenses	613,174

Net investment income	15,224,602

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	12,084,892
Investments — affiliated	1,016,071
Financial futures contracts	4,179,953

17,280,916

Net change in unrealized appreciation/depreciation on:
Investments	183,318,298
Financial futures contracts	431,201

183,749,499

Total realized and unrealized gain	201,030,415

Net Increase in Net Assets Resulting from Operations	$216,255,017

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	31

Statements of Changes in Net Assets	Russell 1000® Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$15,224,602	$6,203,360
Net realized gain	17,280,916	250,730
Net change in unrealized appreciation/depreciation	183,749,499	32,265,373

Net increase in net assets resulting from operations	216,255,017	38,719,463

Capital Transactions
Proceeds from contributions	728,973,047	418,927,430
Value of withdrawals	(252,448,316)	(74,435,787)

Net increase in net assets derived from capital transactions	476,524,731	344,491,643

Net Assets
Total increase in net assets	692,779,748	383,211,106
Beginning of year	440,092,286	56,881,180

End of year	$1,132,872,034	$440,092,286

See Notes to Financial Statements.

32	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Financial Highlights	Russell 1000® Index Master Portfolio

	Year Ended December 31,		Period March 31, 2011[1] to December 31, 2011
	2013	2012

Total Investment Return
Total investment return	32.88%	16.39%	(4.68)%	[2]

Ratios to Average Net Assets
Total expenses	0.08%[3]	0.09%	0.40%	[4,5]

Total expenses after fees waived	0.08%[3]	0.09%	0.16%	[4]

Net investment income	1.96%[3]	2.30%	2.04%	[4]

Supplemental Data
Net assets, end of period (000)	$1,132,872	$440,092	$ 56,881

Portfolio turnover	14%	16%	9%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ending December 31, 2013.

[4]	Annualized.

[5]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	33

Notes to Financial Statements	Russell 1000® Index Master Portfolio

1. Organization:

Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax

34	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the two years ended December 31, 2013 and period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed the tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or repledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	35

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$459,559	$(459,559)	—
BNP Paribas S.A.	326,528	(326,528)	—
Credit Suisse Securities (USA) LLC	3,848,055	(3,848,055)	—
Deutsche Bank Securities, Inc.	213,125	(213,125)	—
Goldman Sachs & Co.	7,105,761	(7,105,761)	—
HSBC Bank PLC	35,369,606	(35,369,606)	—
Jefferies LLC	444,982	(444,982)	—
JP Morgan Securities LLC	7,217,023	(7,217,023)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,018,632	(2,018,632)	—
Mizuho Securities USA, Inc.	129,635	(129,635)	—
Morgan Stanley	9,465,778	(9,465,778)	—
Nomura Securities International, Inc.	231,821	(231,821)
UBS Securities LLC	854,229	(854,229)	—

Total	$67,684,734	$(67,684,734)	—

[1]

Collateral with a value of $69,025,661 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity or other risks. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for other derivative contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[2]	$482,424

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain From
Equity Contracts:
Financial futures contracts	$4,179,953

Net Change in Unrealized Appreciation/Depreciation on
Equity Contracts:
Financial futures contracts	$431,201

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	162
Average notional value of contracts purchased	$14,065,985

36	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $98,664 in securities lending agent fees related to securities lending activities for the Master Portfolio.

During the year ended December 31 2013, the Master Portfolio received a payment of $17,211 from an affiliate to compensate for foregone securities lending revenue, which is included in Other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $30,233,878 and $46,860, respectively.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities, for the year ended December 31, 2013 were $583,248,632 and $103,606,561, respectively.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	37

Notes to Financial Statements (concluded)	Russell 1000® Index Master Portfolio

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	Russell 1000® Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Russell 1000® Index Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	39

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

40	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	41

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

42	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2013	45

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

R1000-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock S&P 500 Stock Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”), a series of BlackRock Funds III (the “Trust”), investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

•

On April 19, 2013, the Trust acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM, in exchange for newly issued shares of the Fund. Shareholders of BlackRock Index Equity Portfolio and BlackRock S&P 500 Index Fund approved the plan of reorganization at meetings held on November 9, 2012 and March 15, 2013, respectively.

How did the Fund perform?

•

For the 12 months ended December 31, 2013, the Fund’s Institutional Shares returned 32.13%, Service Shares returned 31.98%, Investor A Shares returned 31.78%, Investor C1 Shares returned 30.86% and Class K Shares returned 32.21%. The benchmark S&P 500® Index returned 32.39% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500® Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

US equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

•

As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish US growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the US Federal Reserve would maintain its accommodative stance. Additionally, the modest pace of economic growth contributed to corporate profit margins as the US recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

•

After peaking in late May, stock markets recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program.

•

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchases. But the equity market advance was interrupted again in late September when the US teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

•

As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in US growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2013

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.19%	32.13%	N/A	17.74%	N/A	7.21%	N/A
Service	16.13	31.98	N/A	17.60	N/A	7.08	N/A
Investor A	16.05	31.78	N/A	17.44	N/A	6.94	N/A
Investor C1	15.63	30.86	29.86%	16.61	16.61%	6.18	6.18%
Class K	16.23	32.21	N/A	17.82	N/A	7.28	N/A
S&P 500® Index	16.31	32.39	N/A	17.94	N/A	7.41	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,161.90	$1.25	$1,000.00	$1,024.05	$1.17	0.23%
Service	$1,000.00	$1,161.30	$1.91	$1,000.00	$1,023.44	$1.79	0.35%
Investor A	$1,000.00	$1,160.50	$2.61	$1,000.00	$1,022.79	$2.45	0.48%
Investor C1	$1,000.00	$1,156.30	$6.47	$1,000.00	$1,019.21	$6.06	1.19%
Class K	$1,000.00	$1,162.30	$0.87	$1,000.00	$1,024.40	$0.82	0.16%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to certain eligible investors.

•	Investor A Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charges (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year.

Prior to the inception date of April 10, 2013 for Institutional and Investor A Shares and prior to the inception date of April 19, 2013 for Service and Investor C1 Shares, the performance of the classes is based on the returns of the Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceding page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration, service and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	7

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

December 31, 2013

Assets
Investments at value — Master Portfolio (cost — $2,438,049,606)	$3,773,799,502
Withdrawals receivable from the Master Portfolio	18,832,530
Capital shares sold receivable	6,164,057

Total assets	3,798,796,089

Liabilities
Capital shares redeemed payable	24,996,587
Administration fees payable	514,252
Service and distribution fees payable	274,339
Professional fees payable	11,994
Other accrued expenses payable	9,469

Total liabilities	25,806,641

Net Assets	$3,772,989,448

Net Assets Consist of
Paid-in capital	$2,413,344,895
Undistributed net investment income	966,638
Accumulated net realized gain	22,928,019
Net unrealized appreciation/depreciation	1,335,749,896

Net Assets	$3,772,989,448

Net Asset Value
Institutional — Based on net assets of $1,570,760,113 and 7,076,457 shares outstanding, unlimited number of shares authorized, no par value	$221.97

Service — Based on net assets of $252,419,470 and 1,137,196 shares outstanding, unlimited number of shares authorized, no par value	$221.97

Investor A — Based on net assets of $1,046,428,436 and 4,714,389 shares outstanding, unlimited number of shares authorized, no par value	$221.96

Investor C1 — Based on net assets of $77,039,513 and 347,062 shares outstanding, unlimited number of shares authorized, no par value	$221.98

Investor K — Based on net assets of $826,341,916 and 3,722,432 shares outstanding, unlimited number of shares authorized, no par value	$221.99

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Statement of Operations	BlackRock S&P 500 Stock Fund

Year Ended December 31, 2013

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$54,022,800
Dividends — affiliated	345,848
Securities lending — affiliated — net	125,176
Other income — affiliated	70,804
Income — affiliated	44,266
Interest	982
Foreign taxes withheld	(9,743)
Expenses	(1,374,820)
Fees reimbursed	101,915

Total income	53,327,228

Fund Expenses
Administration — Institutional	1,823,347
Administration — Service	245,338
Administration — Investor A	1,170,107
Administration — Investor C1	127,612
Administration — Class K	756,845
Service — Service	243,556
Service — Investor A	1,623,717
Service and distribution — Investor C1	456,272
Professional	19,317
Miscellaneous	325

Total expenses	6,466,436
Less fees waived by administrator	(19,317)

Total expenses after fees waived	6,447,119

Net investment income	46,880,109

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments, short sales and financial futures contracts	4,132,473
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	624,104,063

Total realized and unrealized gain	628,236,536

Net Increase in Net Assets Resulting from Operations	$675,116,645

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$46,880,109	$7,311,088
Net realized gain	4,132,473	79,014,593
Net change in unrealized appreciation/depreciation	624,104,063	(42,974,624)

Net increase in net assets resulting from operations	675,116,645	43,351,057

Dividends to Shareholders From[1]
Net investment income:
Institutional	(19,390,400)	—
Service	(2,904,493)	—
Investor A	(10,732,874)	—
Investor C1	(473,608)	—
Class K	(12,805,036)	(6,997,048)

Decrease in net assets resulting from dividends to shareholders	(46,306,411)	(6,997,048)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,764,113,191	88,431,939

Net Assets
Total increase in net assets	3,392,923,425	124,785,948
Beginning of year	380,066,023	255,280,075

End of year	$3,772,989,448	$380,066,023

Undistributed net investment income, end of year	$966,638	$392,940

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Financial Highlights	BlackRock S&P 500 Stock Fund

	Institutional	Service	Investor A	Investor C1
	Period April 10, 2013[1] to December 31, 2013	Period April 19, 2013[1] to December 31, 2013	Period April 10, 2013[1] to December 31, 2013	Period April 19, 2013[1] to December 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$190.60	$186.71	$190.60	$186.71

Net investment income[2]	2.89	2.59	2.50	1.38
Net realized and unrealized gain	31.21	35.22	31.23	35.22

Net increase from investment operations	34.10	37.81	33.73	36.60

Dividends from net investment income[3]	(2.73)	(2.55)	(2.37)	(1.33)

Net asset value, end of period	$221.97	$221.97	$221.96	$221.98

Total Investment Return[4]
Based on net asset value[5]	18.03%	20.39%	17.82%	19.68%

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	0.35%	0.48%	1.19%

Total expenses after fees waived[7,8]	0.23%	0.35%	0.48%	1.19%

Net investment income[7,8]	1.93%	1.81%	1.67%	0.97%

Supplemental Data
Net assets, end of period (000)	$1,570,760	$252,419	$1,046,428	$77,040

Portfolio turnover of the Master Portfolio	2%	2%	2%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	11

Financial Highlights (concluded)	BlackRock S&P 500 Stock Fund

	Class K
	Year Ended December 31,
	2013		2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$171.12		$150.57		$150.60	$133.49	$107.85

Net investment income[1]	3.91		3.57		2.97	2.55	2.50
Net realized and unrealized gain (loss)	50.74		20.23		(0.05)	17.10	25.60

Net increase from investment operations	54.65		23.80		2.92	19.65	28.10

Dividends and distributions from:[2]
Net investment income	(3.78)		(3.25)		(2.92)	(2.54)	(2.46)
Return of capital	—		—		(0.03)	—	—

Total dividends and distributions	(3.78)		(3.25)		(2.95)	(2.54)	(2.46)

Net asset value, end of year	$221.99		$171.12		$150.57	$150.60	$133.49

Total Investment Return[3]
Based on net asset value	32.21%		15.85%		2.00%	14.91%	26.48%

Ratios to Average Net Assets[4]
Total expenses	0.17%	[5]	0.26%	[6]	0.19% [5]	0.21%	0.21%

Total expenses after fees waived	0.16%	[5]	0.18%	[6]	0.18% [5]	0.20%	0.20%

Net investment income	1.96%	[5]	2.15%	[6]	1.95% [5]	1.87%	2.20%

Supplemental Data
Net assets, end of year (000)	$826,342		$380,066		$255,280	$277,661	$215,333

Portfolio turnover of the Master Portfolio	2%		10%		5%	9%	5%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%

See Notes to Financial Statements.

12	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock S&P 500 Stock Fund

1. Organization:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2013 was 71.6%. As such, the financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to eligible investors. Service and Investor A Shares are sold without a sales charge. Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Reorganization: The Board of Trustees of MIP (the “Board”), and the respective Boards and shareholders of each of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio (“Index Equity Portfolio”), a series of BlackRock FundsSM (individually, a “Target Fund” and collectively, the “Target Funds”), approved the reorganization of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly–issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on April 19, 2013, less the costs of the Target Fund’s reorganization. In connection with the reorganization, the Fund issued newly created Institutional, Service, Investor A and Investor C1 shares. The then outstanding class of Fund shares was re-designated Class K.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
S&P 500 Index Fund	Institutional	68,741,124	0.10163775	Institutional	6,986,693
S&P 500 Index Fund	Investor A	33,831,894	0.10150342	Investor A	3,434,053
Index Equity Portfolio	Institutional	9,362,068	0.15998417	Class K	1,497,783
Index Equity Portfolio	Service	2,054,381	0.15881537	Service	326,267
Index Equity Portfolio	Investor A	5,363,591	0.15870182	Service	851,212
Index Equity Portfolio	Investor B	18,331	0.15763385	Service	2,890
Index Equity Portfolio	Investor C	2,368,143	0.15579407	Investor C1	368,943

Each Target Fund’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation
S&P 500 Index Fund	$1,945,674,388	$1,443,196,899	$(139,324,052)	$641,801,541
Index Equity Portfolio	$568,933,275	$89,368,279	$392,716,977	$86,848,019

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $655,959,610. The aggregate net assets of the Fund immediately after the acquisition amounted to $3,170,567,273. Each Target Fund’s fair value and cost of investments — Master prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
S&P 500 Index Fund	$1,946,602,630	$1,304,801,089
Index Equity Portfolio	$569,177,682	$482,329,663

The purpose of these transactions was to combine three funds managed by BlackRock Fund Advisor (“BFA” or the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2013, are as follows:

•	Net investment income: $59,870,697

•	Net realized and change in unrealized gain on investments: $1,245,158,841

•	Net increase in net assets resulting from operations: $1,305,029,539

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (“BAL”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

14	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BAL, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of the Fund. Prior to April 22, 2013, the Fund paid BAL a monthly fee at an annual rate of 0.13% based upon the average daily net assets of the shares of the Fund.

Effective April 22, 2013, the Fund pays the Administrator a monthly fee at annual rates based upon the average daily net assets of the shares of the Fund as follows:

Rate
Institutional	0.18%
Service	0.15%
Investor A	0.18%
Investor C1	0.25%
Class K	0.11%

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.15%	—
Investor A	0.25%	—
Investor C1	0.15%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Investor C1 shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(39,139,478)
Accumulated net realized gain	$39,139,478

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$46,306,411	$6,997,048

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$836,804
Capital loss carryforwards	(227,356,577)
Net unrealized gains[1]	1,586,164,326

Total	$1,359,644,553

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$31,394,394
2015	50,355,635
2016	82,681,799
2017	21,080,621
2018	29,366,509
No expiration date[2]	12,477,619

Total	$227,356,577

[2]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2013, the Fund utilized $16,464,248 of its capital loss carryforward.

5. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Period April 10, 2013[3] to December 31, 2013
	Shares	Amount
Institutional
Shares sold	2,166,352	$440,390,615
Shares issued resulting from reorganization	6,986,693	1,304,510,503
Shares issued to shareholders in reinvestment of dividends	92,169	18,730,219
Shares redeemed	(2,168,757)	(442,435,143)

Net increase	7,076,457	$1,321,196,194

	Period April 19, 2013[3] to December 31, 2013
Service
Shares sold	95,553	$19,504,317
Shares issued resulting from reorganization	1,180,369	220,384,347
Shares issued to shareholders in reinvestment of dividends	14,036	2,850,673
Shares redeemed	(152,762)	(30,909,655)

Net increase	1,137,196	$211,829,682

	Period April 10, 2013[3] to December 31, 2013
Investor A
Shares sold	2,019,105	$397,655,245
Shares issued resulting from reorganization	3,434,053	641,163,884
Shares issued to shareholders in reinvestment of dividends	49,479	10,061,015
Shares redeemed	(788,248)	(159,333,939)

Net increase	4,714,389	$889,546,205

[3]	Commencement of operations.

16	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

	Period April 19, 2013[1] to December 31, 2013
	Shares	Amount
Investor C1
Shares issued resulting from reorganization	368,943	$68,884,568
Shares issued to shareholders in reinvestment of dividends	2,111	427,276
Shares redeemed	(23,992)	(4,877,874)

Net increase	347,062	$64,433,970

[1]	Commencement of operations.

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class K
Shares sold	955,258	$188,585,120	1,418,484	$234,352,984
Shares issued resulting from reorganization	1,497,783	279,664,361	—	—
Shares issued to shareholders in reinvestment of dividends	51,231	10,230,673	23,353	3,950,755
Shares redeemed	(1,002,888)	(201,373,014)	(916,170)	(149,871,800)

Net increase	1,501,384	$277,107,140	525,667	$88,431,939

Total Net Increase	14,776,488	$2,764,113,191	525,667	$88,431,939

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	17

Report of Independent Registered Public Accounting Firm	BlackRock S&P 500 Stock Fund

To the Board of Trustees of BlackRock Funds III and the Shareholders of BlackRock S&P 500 Stock Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2013.

January 2013 — December 2013
Qualified Dividend Income for Individuals[1]	94.31%

Dividends Qualifying for the Dividend Received Deductions for Corporations[1]	91.88%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

18	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Master Portfolio Information	S&P 500 Stock Master Portfolio

As of December 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Exxon Mobile Corp.	3
Google, Inc., Class A	2
Microsoft Corp.	2
General Electric Co.	2
Johnson & Johnson	2
Chevron Corp.	2
The Procter & Gamble Co.	1
JPMorgan Chase & Co.	1
Wells Fargo & Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	13
Consumer Discretionary	13
Industrials	11
Energy	10
Consumer Staples	10
Materials	4
Utilities	2
Telecommunication Services	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	19

Schedule of Investments December 31, 2013	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.8%
The Boeing Co.	220,171	$30,051,140
General Dynamics Corp.	106,557	10,181,521
Honeywell International, Inc.	249,896	22,832,998
L-3 Communications Holdings, Inc.	28,225	3,016,123
Lockheed Martin Corp.	85,687	12,738,229
Northrop Grumman Corp.	70,698	8,102,698
Precision Castparts Corp.	46,260	12,457,818
Raytheon Co.	101,743	9,228,090
Rockwell Collins, Inc.	43,031	3,180,852
Textron, Inc.	89,538	3,291,417
United Technologies Corp.	268,846	30,594,675

		145,675,561
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	48,291	2,817,297
Expeditors International of Washington, Inc.	65,471	2,897,092
FedEx Corp.	94,791	13,628,102
United Parcel Service, Inc., Class B	227,653	23,921,777

		43,264,268
Airlines — 0.2%
Delta Air Lines, Inc.	272,467	7,484,669
Southwest Airlines Co.	221,886	4,180,332

		11,665,001
Auto Components — 0.4%
BorgWarner, Inc.	72,471	4,051,854
Delphi Automotive PLC	89,180	5,362,393
The Goodyear Tire & Rubber Co.	78,630	1,875,325
Johnson Controls, Inc.	218,153	11,191,249

		22,480,821
Automobiles — 0.7%
Ford Motor Co.	1,256,192	19,383,042
General Motors Co. (a)	362,726	14,824,612
Harley-Davidson, Inc.	70,417	4,875,673

		39,083,327
Beverages — 2.2%
Beam, Inc.	51,933	3,534,560
Brown-Forman Corp., Class B	51,602	3,899,563
The Coca-Cola Co.	1,209,459	49,962,751
Coca-Cola Enterprises, Inc.	76,901	3,393,641
Constellation Brands, Inc., Class A (a)	53,062	3,734,504
Dr Pepper Snapple Group, Inc.	63,899	3,113,159
Molson Coors Brewing Co., Class B	50,355	2,827,433
Monster Beverage Corp. (a)(b)	43,254	2,931,324
PepsiCo, Inc.	488,408	40,508,560

		113,905,495
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (a)	62,454	8,310,129
Amgen, Inc.	240,168	27,417,579
Biogen Idec, Inc. (a)	75,227	21,044,753
Celgene Corp. (a)	131,233	22,173,128
Gilead Sciences, Inc. (a)(b)	488,329	36,697,924
Regeneron Pharmaceuticals, Inc. (a)(b)	25,013	6,884,578
Vertex Pharmaceuticals, Inc. (a)(b)	74,445	5,531,264

		128,059,355
Common Stocks	Shares	Value
Building Products — 0.1%
Allegion PLC (a)	28,442	$1,256,852
Masco Corp.	113,690	2,588,721

		3,845,573
Capital Markets — 2.2%
Ameriprise Financial, Inc.	61,956	7,128,038
The Bank of New York Mellon Corp.	365,772	12,780,074
BlackRock, Inc. (c)	40,465	12,805,958
The Charles Schwab Corp.	369,521	9,607,546
E*Trade Financial Corp. (a)	91,464	1,796,353
Franklin Resources, Inc.	128,578	7,422,808
The Goldman Sachs Group, Inc.	134,237	23,794,851
Invesco Ltd.	141,172	5,138,661
Legg Mason, Inc.	33,808	1,469,972
Morgan Stanley	441,227	13,836,879
Northern Trust Corp.	71,543	4,427,796
State Street Corp.	139,809	10,260,582
T. Rowe Price Group, Inc.	83,082	6,959,779

		117,429,297
Chemicals — 2.5%
Air Products & Chemicals, Inc.	67,285	7,521,117
Airgas, Inc.	21,143	2,364,845
CF Industries Holdings, Inc.	18,253	4,253,679
The Dow Chemical Co.	386,264	17,150,122
E.I. du Pont de Nemours & Co.	294,938	19,162,122
Eastman Chemical Co.	49,019	3,955,833
Ecolab, Inc.	86,360	9,004,757
FMC Corp.	42,444	3,202,824
International Flavors & Fragrances, Inc.	25,960	2,232,041
LyondellBasell Industries NV, Class A	139,124	11,168,875
Monsanto Co.	167,465	19,518,046
The Mosaic Co.	108,530	5,130,213
PPG Industries, Inc.	45,230	8,578,322
Praxair, Inc.	93,746	12,189,792
The Sherwin-Williams Co.	27,431	5,033,588
Sigma-Aldrich Corp.	38,110	3,582,721

		134,048,897
Commercial Banks — 2.8%
BB&T Corp.	224,499	8,378,302
Comerica, Inc.	58,252	2,769,300
Fifth Third Bancorp	281,158	5,912,753
Huntington Bancshares, Inc.	264,638	2,553,757
KeyCorp	285,565	3,832,282
M&T Bank Corp.	41,474	4,828,403
The PNC Financial Services Group, Inc. (c)	169,461	13,146,784
Regions Financial Corp.	438,712	4,338,862
SunTrust Banks, Inc.	170,469	6,274,964
US Bancorp	581,627	23,497,731
Wells Fargo & Co.	1,526,600	69,307,640
Zions Bancorporation	58,747	1,760,060

		146,600,838
Commercial Services & Supplies — 0.4%
The ADT Corp. (b)	63,692	2,577,615
Cintas Corp.	32,072	1,911,170
Iron Mountain, Inc.	54,213	1,645,365
Pitney Bowes, Inc.	64,329	1,498,866
Republic Services, Inc.	86,010	2,855,532

See Notes to Financial Statements.

20	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies (concluded)
Stericycle, Inc. (a)(b)	27,296	$3,170,976
Waste Management, Inc.	138,963	6,235,270

		19,894,794
Communications Equipment — 1.7%
Cisco Systems, Inc.	1,702,747	38,226,670
F5 Networks, Inc. (a)(b)	24,716	2,245,696
Harris Corp.	34,036	2,376,053
Juniper Networks, Inc. (a)	160,830	3,629,933
Motorola Solutions, Inc.	73,330	4,949,775
QUALCOMM, Inc.	538,038	39,949,322

		91,377,449
Computers & Peripherals — 4.1%
Apple, Inc.	286,541	160,781,020
EMC Corp.	655,366	16,482,455
Hewlett-Packard Co.	612,047	17,125,075
NetApp, Inc.	108,528	4,464,842
SanDisk Corp.	71,940	5,074,648
Seagate Technology PLC	103,867	5,833,171
Western Digital Corp.	67,041	5,624,740

		215,385,951
Construction & Engineering — 0.2%
Fluor Corp.	52,013	4,176,124
Jacobs Engineering Group, Inc. (a)	41,929	2,641,108
Quanta Services, Inc. (a)	68,745	2,169,592

		8,986,824
Construction Materials — 0.0%
Vulcan Materials Co.	41,398	2,459,869
Consumer Finance — 1.0%
American Express Co.	293,406	26,620,726
Capital One Financial Corp.	183,617	14,066,898
Discover Financial Services	152,548	8,535,061
SLM Corp.	138,938	3,651,291

		52,873,976
Containers & Packaging — 0.2%
Avery Dennison Corp.	30,769	1,544,296
Ball Corp.	46,062	2,379,563
Bemis Co., Inc.	32,809	1,343,856
MeadWestvaco Corp.	56,617	2,090,866
Owens-Illinois, Inc. (a)	52,546	1,880,096
Sealed Air Corp.	62,475	2,127,274

		11,365,951
Distributors — 0.1%
Genuine Parts Co.	49,158	4,089,454
Diversified Consumer Services — 0.1%
H&R Block, Inc.	87,027	2,527,264
Diversified Financial Services — 3.9%
Bank of America Corp.	3,396,864	52,889,173
Citigroup, Inc.	965,926	50,334,404
CME Group, Inc.	100,393	7,876,835
IntercontinentalExchange Group, Inc.	36,636	8,240,169
JPMorgan Chase & Co.	1,197,196	70,012,022
Leucadia National Corp.	99,842	2,829,522
McGraw-Hill Financial, Inc.	86,242	6,744,124
Moody’s Corp.	60,283	4,730,407
The NASDAQ OMX Group, Inc.	36,797	1,464,521

		205,121,177
Common Stocks	Shares	Value
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	1,677,710	$58,988,284
CenturyLink, Inc.	188,239	5,995,412
Frontier Communications Corp.	318,328	1,480,225
Verizon Communications, Inc.	911,387	44,785,557
Windstream Holdings, Inc. (b)	189,832	1,514,859

		112,764,337
Electric Utilities — 1.6%
American Electric Power Co., Inc.	155,188	7,253,487
Duke Energy Corp.	224,839	15,516,140
Edison International	103,762	4,804,181
Entergy Corp.	56,790	3,593,103
Exelon Corp.	272,900	7,474,731
FirstEnergy Corp.	133,194	4,392,738
NextEra Energy, Inc.	137,160	11,743,639
Northeast Utilities	100,349	4,253,794
Pepco Holdings, Inc.	79,526	1,521,332
Pinnacle West Capital Corp.	35,046	1,854,634
PPL Corp.	200,717	6,039,575
The Southern Co.	280,810	11,544,099
Xcel Energy, Inc.	158,484	4,428,043

		84,419,496
Electrical Equipment — 0.8%
AMETEK, Inc.	77,947	4,105,468
Eaton Corp. PLC	151,115	11,502,874
Emerson Electric Co.	224,193	15,733,865
Rockwell Automation, Inc.	44,162	5,218,182
Roper Industries, Inc.	31,627	4,386,032

		40,946,421
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	50,408	4,495,386
Corning, Inc.	460,893	8,213,113
FLIR Systems, Inc.	45,113	1,357,901
Jabil Circuit, Inc.	58,801	1,025,490
TE Connectivity Ltd.	130,693	7,202,491

		22,294,381
Energy Equipment & Services — 1.9%
Baker Hughes, Inc.	141,155	7,800,225
Cameron International Corp. (a)	75,755	4,509,695
Diamond Offshore Drilling, Inc.	22,166	1,261,689
Ensco PLC, Class A	74,392	4,253,735
FMC Technologies, Inc. (a)	75,347	3,933,867
Halliburton Co.	270,136	13,709,402
Helmerich & Payne, Inc.	34,122	2,868,978
Nabors Industries Ltd.	82,769	1,406,245
National Oilwell Varco, Inc.	136,338	10,842,961
Noble Corp. PLC	80,703	3,023,941
Rowan Cos. PLC, Class A (a)	39,603	1,400,362
Schlumberger Ltd.	419,413	37,793,306
Transocean Ltd.	107,948	5,334,790

		98,139,196
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	139,147	16,559,885
CVS Caremark Corp.	379,062	27,129,467
The Kroger Co.	165,738	6,551,623
Safeway, Inc.	78,599	2,559,969
Sysco Corp.	185,216	6,686,298
Wal-Mart Stores, Inc.	515,251	40,545,101

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	21

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
Walgreen Co.	277,347	$15,930,812
Whole Foods Market, Inc.	118,515	6,853,722

		122,816,877
Food Products — 1.6%
Archer-Daniels-Midland Co.	209,545	9,094,253
Campbell Soup Co.	57,184	2,474,923
ConAgra Foods, Inc.	134,357	4,527,831
General Mills, Inc.	201,995	10,081,570
The Hershey Co.	47,710	4,638,843
Hormel Foods Corp.	42,868	1,936,348
The J.M. Smucker Co.	33,483	3,469,508
Kellogg Co.	81,898	5,001,511
Kraft Foods Group, Inc.	189,768	10,232,291
McCormick & Co., Inc.	42,055	2,898,431
Mead Johnson Nutrition Co.	64,327	5,388,029
Mondelez International, Inc., Class A	558,532	19,716,180
Tyson Foods, Inc., Class A	86,502	2,894,357

		82,354,075
Gas Utilities — 0.1%
AGL Resources, Inc.	37,807	1,785,625
ONEOK, Inc.	65,697	4,085,039

		5,870,664
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	492,417	18,874,344
Baxter International, Inc.	172,834	12,020,605
Becton Dickinson & Co.	61,813	6,829,718
Boston Scientific Corp. (a)	425,230	5,111,264
C.R. Bard, Inc.	24,806	3,322,516
CareFusion Corp. (a)	67,306	2,680,125
Covidien PLC	146,496	9,976,377
DENTSPLY International, Inc.	45,431	2,202,495
Edwards Lifesciences Corp. (a)(b)	34,843	2,291,276
Intuitive Surgical, Inc. (a)	12,122	4,655,818
Medtronic, Inc.	317,946	18,246,921
St. Jude Medical, Inc.	92,934	5,757,261
Stryker Corp.	94,002	7,063,310
Varian Medical Systems, Inc. (a)(b)	33,669	2,615,745
Zimmer Holdings, Inc.	54,453	5,074,475

		106,722,250
Health Care Providers & Services — 2.0%
Aetna, Inc.	117,038	8,027,636
AmerisourceBergen Corp.	73,259	5,150,840
Cardinal Health, Inc.	108,751	7,265,654
Cigna Corp.	88,029	7,700,777
DaVita HealthCare Partners, Inc. (a)(b)	56,223	3,562,852
Express Scripts Holding Co. (a)	256,625	18,025,340
Humana, Inc.	49,654	5,125,286
Laboratory Corp. of America Holdings (a)(b)	27,834	2,543,193
McKesson Corp.	73,156	11,807,378
Patterson Cos., Inc.	26,553	1,093,984
Quest Diagnostics, Inc. (b)	46,314	2,479,652
Tenet Healthcare Corp. (a)(b)	31,601	1,331,034
UnitedHealth Group, Inc.	320,624	24,142,987
WellPoint, Inc.	94,082	8,692,236

		106,948,849
Health Care Technology — 0.1%
Cerner Corp. (a)(b)	94,015	5,240,396
Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	139,498	$5,603,635
Chipotle Mexican Grill, Inc. (a)	9,854	5,250,014
Darden Restaurants, Inc.	41,546	2,258,856
International Game Technology	79,268	1,439,507
Marriott International, Inc., Class A	71,546	3,531,510
McDonald’s Corp.	316,889	30,747,740
Starbucks Corp.	240,000	18,813,600
Starwood Hotels & Resorts Worldwide, Inc.	60,991	4,845,735
Wyndham Worldwide Corp.	41,499	3,058,061
Wynn Resorts Ltd.	25,724	4,995,858
Yum! Brands, Inc.	141,825	10,723,388

		91,267,904
Household Durables — 0.4%
D.R. Horton, Inc.	90,506	2,020,094
Garmin Ltd.	39,169	1,810,391
Harman International Industries, Inc.	21,513	1,760,839
Leggett & Platt, Inc.	44,972	1,391,434
Lennar Corp., Class A	53,248	2,106,491
Mohawk Industries, Inc. (a)	19,428	2,892,829
Newell Rubbermaid, Inc.	91,465	2,964,381
PulteGroup, Inc.	109,794	2,236,504
Whirlpool Corp.	24,998	3,921,186

		21,104,149
Household Products — 2.0%
The Clorox Co.	41,097	3,812,158
Colgate-Palmolive Co.	279,920	18,253,583
Kimberly-Clark Corp.	121,541	12,696,173
The Procter & Gamble Co.	865,680	70,475,009

		105,236,923
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	209,120	3,034,331
NRG Energy, Inc.	103,006	2,958,333

		5,992,664
Industrial Conglomerates — 2.7%
3M Co.	203,697	28,568,504
Danaher Corp.	190,953	14,741,572
General Electric Co.	3,222,097	90,315,379
Tyco International Ltd.	148,186	6,081,553

		139,707,008
Insurance — 4.3%
ACE Ltd.	108,301	11,212,403
Aflac, Inc.	148,447	9,916,260
The Allstate Corp.	144,856	7,900,446
American International Group, Inc.	468,901	23,937,396
Aon PLC	95,875	8,042,954
Assurant, Inc.	23,158	1,536,996
Berkshire Hathaway, Inc., Class B (a)	573,259	67,965,587
The Chubb Corp.	80,178	7,747,600
Cincinnati Financial Corp.	46,958	2,459,191
Genworth Financial, Inc., Class A (a)	157,408	2,444,546
Hartford Financial Services Group, Inc.	142,383	5,158,536
Lincoln National Corp.	83,550	4,312,851
Loews Corp.	97,407	4,698,914
Marsh & McLennan Cos., Inc.	174,770	8,451,877
MetLife, Inc.	357,025	19,250,788
Principal Financial Group, Inc.	87,186	4,299,142
The Progressive Corp.	175,795	4,793,930

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Prudential Financial, Inc.	147,452	$13,598,023
Torchmark Corp.	28,796	2,250,407
The Travelers Cos., Inc.	115,945	10,497,660
Unum Group	83,173	2,917,709
XL Group PLC	90,067	2,867,733

		226,260,949
Internet & Catalog Retail — 1.5%
Amazon.com, Inc. (a)	118,078	47,088,326
Expedia, Inc.	32,796	2,284,569
Netflix, Inc. (a)(b)	18,872	6,948,104
priceline.com, Inc. (a)	16,378	19,037,787
TripAdvisor, Inc. (a)(b)	35,289	2,922,988

		78,281,774
Internet Software & Services — 3.2%
Akamai Technologies, Inc. (a)	56,999	2,689,213
eBay, Inc. (a)	371,064	20,367,703
Facebook, Inc. (a)	523,802	28,631,017
Google, Inc., Class A (a)	89,374	100,162,335
VeriSign, Inc. (a)(b)	41,028	2,452,654
Yahoo!, Inc. (a)	300,456	12,150,441

		166,453,363
IT Services — 3.6%
Accenture PLC, Class A	202,463	16,646,508
Alliance Data Systems Corp. (a)	15,514	4,079,096
Automatic Data Processing, Inc.	153,320	12,389,789
Cognizant Technology Solutions Corp., Class A (a)	96,337	9,728,110
Computer Sciences Corp.	46,883	2,619,822
Fidelity National Information Services, Inc.	92,718	4,977,102
Fiserv, Inc. (a)(b)	82,146	4,850,721
International Business Machines Corp.	325,065	60,972,442
Mastercard, Inc., Class A	32,970	27,545,116
Paychex, Inc.	103,511	4,712,856
Teradata Corp. (a)(b)	52,038	2,367,209
Total System Services, Inc.	53,187	1,770,064
Visa, Inc., Class A	162,178	36,113,797
The Western Union Co.	175,876	3,033,861

		191,806,493
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	36,816	2,025,248
Mattel, Inc.	107,782	5,128,268

		7,153,516
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	105,348	6,024,852
Life Technologies Corp. (a)	54,988	4,168,090
PerkinElmer, Inc.	35,825	1,477,065
Thermo Fisher Scientific, Inc.	115,085	12,814,715
Waters Corp. (a)(b)	27,112	2,711,200

		27,195,922
Machinery — 1.8%
Caterpillar, Inc.	202,661	18,403,646
Cummins, Inc.	55,493	7,822,848
Deere & Co.	121,926	11,135,502
Dover Corp.	54,257	5,237,971
Flowserve Corp.	44,417	3,501,392
Illinois Tool Works, Inc.	130,042	10,933,931
Ingersoll-Rand PLC	85,325	5,256,020
Common Stocks	Shares	Value
Machinery (concluded)
Joy Global, Inc.	33,847	$1,979,711
PACCAR, Inc.	112,768	6,672,483
Pall Corp.	35,283	3,011,404
Parker Hannifin Corp.	47,527	6,113,873
Pentair Ltd., Registered Shares	63,482	4,930,647
Snap-on, Inc.	18,519	2,028,201
Stanley Black & Decker, Inc.	49,432	3,988,668
Xylem, Inc.	58,754	2,032,888

		93,049,185
Media — 3.7%
Cablevision Systems Corp., New York Group, Class A	68,178	1,222,431
CBS Corp., Class B	177,732	11,328,638
Comcast Corp., Class A	829,932	43,127,416
DIRECTV (a)(b)	155,625	10,752,131
Discovery Communications, Inc., Class A (a)(b)	71,870	6,498,485
Gannett Co., Inc.	72,578	2,146,857
Graham Holdings Co., Class B	1,387	920,025
The Interpublic Group of Cos., Inc.	132,561	2,346,330
News Corp., Class A (a)	158,539	2,856,873
Omnicom Group, Inc.	81,962	6,095,514
Scripps Networks Interactive, Inc., Class A	34,890	3,014,845
Time Warner Cable, Inc.	89,774	12,164,377
Time Warner, Inc.	288,129	20,088,354
Twenty-First Century Fox, Inc., Class A	624,954	21,985,882
Viacom, Inc., Class B	129,249	11,288,608
The Walt Disney Co.	520,469	39,763,831

		195,600,597
Metals & Mining — 0.6%
Alcoa, Inc.	340,638	3,620,982
Allegheny Technologies, Inc.	34,429	1,226,705
Cliffs Natural Resources, Inc. (b)	48,825	1,279,703
Freeport-McMoRan Copper & Gold, Inc.	330,623	12,477,712
Newmont Mining Corp.	158,558	3,651,591
Nucor Corp.	101,341	5,409,583
United States Steel Corp. (b)	46,072	1,359,124

		29,025,400
Multi-Utilities — 1.1%
Ameren Corp.	77,272	2,794,155
CenterPoint Energy, Inc.	136,510	3,164,302
CMS Energy Corp.	84,714	2,267,794
Consolidated Edison, Inc.	93,277	5,156,352
Dominion Resources, Inc.	184,853	11,958,141
DTE Energy Co.	56,305	3,738,089
Integrys Energy Group, Inc.	25,416	1,382,885
NiSource, Inc.	99,776	3,280,635
PG&E Corp.	143,088	5,763,585
Public Service Enterprise Group, Inc.	161,103	5,161,740
SCANA Corp.	44,743	2,099,789
Sempra Energy	72,386	6,497,367
TECO Energy, Inc.	65,052	1,121,496
Wisconsin Energy Corp.	72,140	2,982,268

		57,368,598
Multiline Retail — 0.7%
Dollar General Corp. (a)	93,833	5,660,007
Dollar Tree, Inc. (a)	66,272	3,739,066
Family Dollar Stores, Inc.	30,792	2,000,556
Kohl’s Corp.	64,106	3,638,016

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	23

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Macy’s, Inc.	117,351	$6,266,543
Nordstrom, Inc.	45,568	2,816,102
Target Corp.	201,302	12,736,378

		36,856,668
Office Electronics — 0.1%
Xerox Corp.	368,551	4,485,266
Oil, Gas & Consumable Fuels — 8.4%
Anadarko Petroleum Corp.	160,276	12,713,092
Apache Corp.	127,145	10,926,841
Cabot Oil & Gas Corp.	134,125	5,198,685
Chesapeake Energy Corp.	160,979	4,368,970
Chevron Corp.	612,477	76,504,502
ConocoPhillips	390,160	27,564,804
CONSOL Energy, Inc.	72,912	2,773,573
Denbury Resources, Inc. (a)	116,780	1,918,695
Devon Energy Corp.	121,542	7,519,804
EOG Resources, Inc.	86,935	14,591,171
EQT Corp.	47,999	4,309,350
Exxon Mobil Corp.	1,391,249	140,794,399
Hess Corp.	90,587	7,518,721
Kinder Morgan, Inc.	214,428	7,719,408
Marathon Oil Corp.	221,858	7,831,587
Marathon Petroleum Corp.	95,869	8,794,063
Murphy Oil Corp.	55,976	3,631,723
Newfield Exploration Co. (a)	43,381	1,068,474
Noble Energy, Inc.	114,420	7,793,146
Occidental Petroleum Corp.	256,707	24,412,836
Peabody Energy Corp.	85,934	1,678,291
Phillips 66	190,935	14,726,817
Pioneer Natural Resources Co.	45,420	8,360,460
QEP Resources, Inc.	57,157	1,751,862
Range Resources Corp.	52,045	4,387,914
Southwestern Energy Co. (a)	111,686	4,392,610
Spectra Energy Corp.	213,389	7,600,916
Tesoro Corp.	42,304	2,474,784
Valero Energy Corp.	171,835	8,660,484
The Williams Cos., Inc.	217,653	8,394,876
WPX Energy, Inc. (a)(b)	63,952	1,303,342

		441,686,200
Paper & Forest Products — 0.1%
International Paper Co.	141,281	6,927,007
Personal Products — 0.2%
Avon Products, Inc.	138,143	2,378,823
The Estee Lauder Cos., Inc., Class A	81,544	6,141,894

		8,520,717
Pharmaceuticals — 5.8%
AbbVie, Inc.	506,645	26,755,922
Actavis PLC (a)	55,429	9,312,072
Allergan, Inc.	94,638	10,512,389
Bristol-Myers Squibb Co.	524,378	27,870,691
Eli Lilly & Co.	315,750	16,103,250
Forest Laboratories, Inc. (a)	75,471	4,530,524
Hospira, Inc. (a)(b)	52,827	2,180,698
Johnson & Johnson	898,549	82,298,103
Merck & Co., Inc.	930,552	46,574,128
Mylan, Inc. (a)	121,958	5,292,977
Perrigo Co. PLC	42,373	6,502,561
Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Pfizer, Inc.	2,064,039	$63,221,515
Zoetis, Inc.	159,238	5,205,490

		306,360,320
Professional Services — 0.2%
The Dun & Bradstreet Corp.	12,153	1,491,781
Equifax, Inc.	38,754	2,677,514
Nielsen Holdings NV	80,589	3,698,229
Robert Half International, Inc.	44,139	1,853,396

		9,720,920
Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	125,682	10,031,937
Apartment Investment & Management Co., Class A	46,525	1,205,463
AvalonBay Communities, Inc.	38,742	4,580,467
Boston Properties, Inc.	48,673	4,885,309
Equity Residential (b)	106,746	5,536,915
General Growth Properties, Inc.	171,209	3,436,165
HCP, Inc. (b)	145,310	5,277,659
Health Care REIT, Inc. (b)	91,934	4,924,904
Host Hotels & Resorts, Inc. (b)	240,855	4,682,221
Kimco Realty Corp.	130,475	2,576,881
The Macerich Co. (b)	44,758	2,635,799
Plum Creek Timber Co., Inc. (b)	56,341	2,620,420
Prologis, Inc. (b)	158,830	5,868,768
Public Storage	46,031	6,928,586
Simon Property Group, Inc.	98,830	15,037,973
Ventas, Inc. (b)	93,657	5,364,673
Vornado Realty Trust (b)	55,400	4,918,966
Weyerhaeuser Co.	185,591	5,859,108

		96,372,214
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	88,653	2,331,574
Road & Rail — 0.9%
CSX Corp.	322,827	9,287,733
Kansas City Southern	35,098	4,346,185
Norfolk Southern Corp.	98,379	9,132,522
Ryder System, Inc.	16,747	1,235,594
Union Pacific Corp.	146,678	24,641,904

		48,643,938
Semiconductors & Semiconductor Equipment — 2.0%
Altera Corp.	102,271	3,326,876
Analog Devices, Inc.	99,059	5,045,075
Applied Materials, Inc.	383,498	6,784,080
Broadcom Corp., Class A	171,847	5,095,263
First Solar, Inc. (a)(b)	22,485	1,228,580
Intel Corp.	1,583,124	41,097,899
KLA-Tencor Corp.	53,073	3,421,086
Lam Research Corp. (a)	51,717	2,815,991
Linear Technology Corp.	74,574	3,396,846
LSI Corp.	173,547	1,912,488
Microchip Technology, Inc.	63,175	2,827,081
Micron Technology, Inc. (a)	334,986	7,289,295
NVIDIA Corp.	184,267	2,951,957
Texas Instruments, Inc.	348,588	15,306,499
Xilinx, Inc.	85,450	3,923,864

		106,422,880

See Notes to Financial Statements.

24	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 3.4%
Adobe Systems, Inc. (a)	148,056	$8,865,593
Autodesk, Inc. (a)	71,847	3,616,060
CA, Inc.	103,477	3,482,001
Citrix Systems, Inc. (a)	59,362	3,754,646
Electronic Arts, Inc. (a)(b)	98,447	2,258,374
Intuit, Inc.	90,718	6,923,598
Microsoft Corp.	2,419,320	90,555,148
Oracle Corp.	1,117,595	42,759,185
Red Hat, Inc. (a)(b)	60,350	3,382,014
Salesforce.com, Inc. (a)(b)	176,675	9,750,693
Symantec Corp.	221,667	5,226,908

		180,574,220
Specialty Retail — 2.2%
AutoNation, Inc. (a)	20,561	1,021,676
AutoZone, Inc. (a)(b)	10,838	5,179,914
Bed Bath & Beyond, Inc. (a)	68,390	5,491,717
Best Buy Co., Inc.	87,053	3,471,674
CarMax, Inc. (a)(b)	71,129	3,344,486
GameStop Corp., Class A	37,228	1,833,851
The Gap, Inc.	84,362	3,296,867
The Home Depot, Inc.	448,481	36,927,925
L Brands, Inc.	77,655	4,802,962
Lowe’s Cos., Inc.	333,067	16,503,470
O’Reilly Automotive, Inc. (a)(b)	34,180	4,399,308
PetSmart, Inc.	33,035	2,403,296
Ross Stores, Inc.	69,007	5,170,694
Staples, Inc.	210,349	3,342,446
Tiffany & Co.	35,071	3,253,887
TJX Cos., Inc.	226,497	14,434,654
Urban Outfitters, Inc. (a)	34,763	1,289,707

		116,168,534
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	89,320	5,013,532
Fossil Group, Inc. (a)	15,647	1,876,701
Michael Kors Holdings Ltd. (a)(b)	57,130	4,638,385
NIKE, Inc., Class B	237,971	18,714,039
PVH Corp.	25,979	3,533,663
Ralph Lauren Corp.	18,989	3,352,888
Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
VF Corp.	112,180	$6,993,301

		44,122,509
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	151,578	1,429,381
People’s United Financial, Inc.	101,211	1,530,310

		2,959,691
Tobacco — 1.5%
Altria Group, Inc.	636,949	24,452,472
Lorillard, Inc.	117,314	5,945,473
Philip Morris International, Inc.	510,245	44,457,647
Reynolds American, Inc.	99,829	4,990,452

		79,846,044
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	86,944	4,130,708
W.W. Grainger, Inc.	19,674	5,025,133

		9,155,841
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp. (a)	106,392	7,812,365
Total Long-Term Investments (Cost — $3,092,920,793) — 99.6%		5,253,129,437

Short-Term Securities
Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)(e)	92,138,359	92,138,359
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	11,657,294	11,657,294
Total Short-Term Securities (Cost — $103,795,653) — 2.0%		103,795,653
Total Investments (Cost — $3,196,716,446*) — 101.6%		5,356,925,090
Liabilities in Excess of Other Assets — (1.6)%		(85,794,883)

Net Assets — 100.0%		$5,271,130,207

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,842,601,670

Gross unrealized appreciation	$2,681,943,062
Gross unrealized depreciation	(167,619,642)

Net unrealized appreciation	$2,514,323,420

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	25

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain
BlackRock, Inc.	16,465	24,958	(958)	40,465	$12,805,958	$230,088	$72,468
BlackRock Cash Funds Institutional, SL Agency Shares	132,083,169	—	(39,944,810)[1]	92,138,359	$92,138,359	$310,375	—
BlackRock Cash Funds: Prime, SL Agency Shares	22,497,136	—	(10,839,842)[1]	11,657,294	$11,657,294	$40,178	—
The PNC Financial Services Group, Inc.	69,347	103,655	(3,541)	169,461	$13,146,784	$252,982	$41,227
[1] Represents net shares sold.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
380	S&P 500 E-Mini Index	Chicago Mercantile	March 2014	$34,980,900	$677,360

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[2]	$5,253,129,437	—	—	$5,253,129,437
Short-Term Securities:
Money Market Funds	103,795,653	—	—	103,795,653

Total	$5,356,925,090	—	—	$5,356,925,090

[2] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [3]
Assets:
Equity contracts	$677,360	—	—	$677,360
[3] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$117	—	—	$117
Cash pledged for financial futures contracts	1,557,000	—	—	1,557,000
Liabilities:
Collateral on securities loaned at value		$(75,424,060)		(75,424,060)

Total	$1,557,117	$(75,424,060)	—	$(73,866,943)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	27

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned of $73,818,587) (cost — $3,076,437,679)	$5,227,176,695
Investments at value — affiliated (cost — $120,278,767)	129,748,395
Cash	117
Dividends receivable	7,084,560
Cash pledged for financial futures contracts	1,557,000
Variation margin receivable on financial futures contracts	117,503
Other income receivable — affiliated	98,781
Securities lending income receivable — affiliated	19,884
Prepaid expenses	4,493

Total assets	5,365,807,428

Liabilities
Collateral on securities loaned at value	75,424,060
Investment advisory fees payable	199,850
Trustees’ fees payable	34,393
Professional fees payable	21,994
Withdrawals payable to investors	18,996,924

Total liabilities	94,677,221

Net Assets	$5,271,130,207

Net Assets Consist of
Investors’ capital	$3,110,244,203
Net unrealized appreciation/depreciation	2,160,886,004

Net Assets	$5,271,130,207

See Notes to Financial Statements.

28	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2013

Investment Income
Dividends — unaffiliated	$83,961,530
Dividends — affiliated	483,070
Securities lending — affiliated — net	259,954
Other income — affiliated	98,781
Income — affiliated	90,599
Interest	1,766
Foreign taxes withheld	(16,215)

Total income	84,879,485

Expenses
Investment advisory	1,993,896
Trustees	123,517
Professional	39,442

Total expenses	2,156,855
Less fees reimbursed by Manager	(162,959)

Total expenses after fees reimbursed	1,993,896

Net investment income	82,885,589

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(6,818,010)
Investments — affiliated	113,695
Short sales	145,294
Financial futures contracts	14,908,930

8,349,909

Net change in unrealized appreciation/depreciation on:
Investments	992,641,860
Financial futures contracts	285,722

992,927,582

Total realized and unrealized gain	1,001,277,491

Net Increase in Net Assets Resulting from Operations	$1,084,163,080

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	29

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$82,885,589	$42,606,880
Net realized gain	8,349,909	213,322,470
Net change in unrealized appreciation/depreciation	992,927,582	27,276,473

Net increase in net assets resulting from operations	1,084,163,080	283,205,823

Capital Transactions
Proceeds from contributions	3,187,732,511	392,443,684
Value of withdrawals	(718,697,605)	(1,066,033,494)

Net increase (decrease) in net assets derived from capital transactions	2,469,034,906	(673,589,810)

Net Assets
Total increase (decrease) in net assets	3,553,197,986	(390,383,987)
Beginning of year	1,717,932,221	2,108,316,208

End of year	$5,271,130,207	$1,717,932,221

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	32.33%	15.98%	2.13%	15.06%	26.63%

Ratios to Average Net Assets
Total expenses	0.05%	0.06%	0.06%	0.05%	0.05%

Total expenses after fees reimbursed	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.08%	2.22%	2.08%	2.01%	2.35%

Supplemental Data
Net assets, end of year (000)	$5,271,130	$1,717,932	$2,108,316	$2,158,717	$2,049,062

Portfolio turnover	2%	10%	5%	9%	5%

See Notes to Financial Statements.

30	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

Reorganization: The Board of Trustees of MIP (the “Board”) and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio. The Target Master Portfolio is the surviving entity for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,709,840,605
Net unrealized appreciation	$805,939,707

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,645,737,532

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA” or the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the year ended December 31, 2013 are as follows:

•	Net investment income: $98,196,994

•	Net realized and change in unrealized gain on investments: $1,618,199,797

•	Net increase in net assets resulting from operations: $1,716,396,791

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	31

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the Master Portfolio to not treat the investment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Target Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Target Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Target Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Target Master Portfolio’s assets will be managed so an investor in the Target Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Target Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Target Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Target Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Target Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

32	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on the cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	33

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$3,148,785	$(3,148,785)	—
Citigroup Global Markets, Inc.	265,005	(265,005)	—
Credit Suisse Securities (USA) LLC	5,052,347	(5,052,347)	—
Deutsche Bank Securities, Inc.	5,188,082	(5,188,082)	—
Goldman Sachs & Co.	25,081,633	(25,081,633)	—
HSBC Bank PLC	631,800	(631,800)	—
IBG LLC	198,003	(198,003)	—
JP Morgan Securities LLC	19,292,046	(19,292,046)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,286,790	(1,286,790)	—
Morgan Stanley	1,359,368	(1,359,368)	—
National Financial Services LLC	2,651,800	(2,651,800)	—
State Street Bank & Trust Co.	762,620	(762,620)	—
UBS Securities LLC	8,900,308	(8,900,308)	—

Total	$73,818,587	$(73,818,587)	—

[1]

Collateral with a value of $75,424,060 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[2]	$677,360

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$14,908,930
Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$285,722

34	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	590
Average notional value of contracts purchased	$48,322,384

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio. With exchanged traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees reimbursed in the Statement of Operations.

MIP, on behalf of the Master Portfolio, received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, in a private investment company managed by the BFA or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	35

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $139,417 in securities lending agent fees related to securities lending activities for the Master Portfolio.

During the year ended December 31. 2013, the Master Portfolio received a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $27,052,195 and $8,651,416, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2013, were $91,415,528 and $205,021,342, respectively.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Market and Credit Risk:

In the normal course of business, the Master Portfolio invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Interestholders of S&P 500 Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and broker, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2014

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	37

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

38	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	39

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 400 Howard Street San Francisco, CA 94105

40	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2013	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/13-AR

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	3%
Microsoft Corp.	3
JPMorgan Chase & Co.	2
Comcast Corp, Class A	2
Mastercard, Inc.	2
Wells Fargo & Co.	2
Apple, Inc.	2
Citigroup, Inc.	2
Schlumberger Ltd.	1
AbbVie, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Consumer Discretionary	15
Health Care	15
Financials	14
Industrials	12
Energy	10
Consumer Staples	5
Materials	5
Telecommunication Services	2
Utilities	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	1

Active Stock Master Portfolio

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

See Notes to Financial Statements.

2	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.0%
The Boeing Co.	179,665	$24,522,476
Exelis, Inc.	259,892	4,953,541
Honeywell International, Inc.	34,980	3,196,123
Northrop Grumman Corp.	189,577	21,727,420
Precision Castparts Corp.	47,166	12,701,804
Raytheon Co. (a)	239,929	21,761,560
Rockwell Collins, Inc. (a)	80,700	5,965,344
Spirit Aerosystems Holdings, Inc., Class A (b)	86,801	2,958,178
United Technologies Corp.	173,482	19,742,252

		117,528,698
Airlines — 0.9%
Copa Holdings SA, Class A	24,326	3,894,836
Delta Air Lines, Inc.	43,610	1,197,967
United Continental Holdings, Inc. (a)(b)	543,586	20,563,858

		25,656,661
Auto Components — 1.2%
BorgWarner, Inc. (a)	183,060	10,234,885
Delphi Automotive PLC	65,054	3,911,697
Johnson Controls, Inc.	199,970	10,258,461
Lear Corp. (a)	129,338	10,472,498
TRW Automotive Holdings Corp. (b)	25,768	1,916,881

		36,794,422
Automobiles — 0.2%
Ford Motor Co.	52,120	804,212
General Motors Co. (b)	123,700	5,055,619

		5,859,831
Beverages — 1.1%
The Coca-Cola Co. (a)	504,265	20,831,187
Diageo PLC	319,340	10,576,221

		31,407,408
Biotechnology — 3.2%
Amgen, Inc.	221,763	25,316,464
Biogen Idec, Inc. (b)	39,740	11,117,265
Celgene Corp. (b)	77,801	13,145,257
Gilead Sciences, Inc. (a)(b)	334,141	25,110,696
Myriad Genetics, Inc. (a)(b)	8,943	187,624
Regeneron Pharmaceuticals, Inc. (b)	24,999	6,880,725
United Therapeutics Corp. (b)	115,365	13,045,474

		94,803,505
Capital Markets — 0.6%
The Bank of New York Mellon Corp.	6	210
The Goldman Sachs Group, Inc.	33,390	5,918,711
Common Stocks	Shares	Value
Capital Markets (concluded)
Morgan Stanley	321,743	$10,089,860
State Street Corp. (a)	14,100	1,034,799
T. Rowe Price Group, Inc.	1,343	112,503
Waddell & Reed Financial, Inc., Class A (a)	32,031	2,085,859

		19,241,942
Chemicals — 2.7%
Akzo Nobel NV — ADR (a)	83,700	2,165,319
Ashland, Inc.	16,200	1,572,048
Celanese Corp., Series A	500	27,655
CF Industries Holdings, Inc.	25,190	5,870,278
The Dow Chemical Co.	213,040	9,458,976
E.I. du Pont de Nemours & Co.	174,220	11,319,073
Eastman Chemical Co.	87,420	7,054,794
LyondellBasell Industries NV, Class A	102,473	8,226,532
Monsanto Co.	49,994	5,826,801
PPG Industries, Inc.	140,544	26,655,575
The Valspar Corp.	31,395	2,238,150
Westlake Chemical Corp.	387	47,241

		80,462,442
Commercial Banks — 3.0%
BOK Financial Corp.	15,451	1,024,710
Fifth Third Bancorp	328,300	6,904,149
Regions Financial Corp.	269,600	2,666,344
SunTrust Banks, Inc.	229,620	8,452,312
US Bancorp (a)	577,119	23,315,608
Wells Fargo & Co.	1,039,224	47,180,770

		89,543,893
Communications Equipment — 1.5%
Cisco Systems, Inc.	920,388	20,662,710
Motorola Solutions, Inc.	95,440	6,442,200
QUALCOMM, Inc.	209,703	15,570,448
Telefonaktiebolaget LM Ericsson — ADR (a)	190,900	2,336,616

		45,011,974
Computers & Peripherals — 2.6%
Apple, Inc.	83,869	47,059,735
EMC Corp.	785,350	19,751,552
Lexmark International, Inc., Class A (a)	2,630	93,418
NetApp, Inc. (a)	226,642	9,324,052

		76,228,757
Construction & Engineering — 0.2%
KBR, Inc.	164,500	5,245,905
Consumer Finance — 1.9%
American Express Co.	119,510	10,843,143

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Finance (concluded)
Capital One Financial Corp.	151,523	$11,608,177
Discover Financial Services	582,915	32,614,094

		55,065,414
Containers & Packaging — 0.9%
Avery Dennison Corp. (a)	16,847	845,551
MeadWestvaco Corp.	111,070	4,101,815
Packaging Corp. of America	322,407	20,401,915
Rock-Tenn Co., Class A (a)	10,171	1,068,057

		26,417,338
Distributors — 0.0%
Genuine Parts Co. (a)	8,841	735,483
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (b)	3,080	84,145
Service Corp. International	116,667	2,115,173
Weight Watchers International, Inc. (a)	1,425	46,925

		2,246,243
Diversified Financial Services — 4.3%
Bank of America Corp.	714,790	11,129,280
Citigroup, Inc.	877,931	45,748,984
ING US, Inc.	79,633	2,799,100
IntercontinentalExchange Group, Inc.	18,420	4,143,026
JPMorgan Chase & Co.	882,387	51,601,992
Moody’s Corp.	59,476	4,667,082
The NASDAQ OMX Group, Inc. (a)	203,301	8,091,380

		128,180,844
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	135,660	4,769,805
BCE, Inc.	29,540	1,278,787
Verizon Communications, Inc. (a)	345,363	16,971,138
Vivendi SA	223,159	5,880,579

		28,900,309
Electric Utilities — 0.6%
American Electric Power Co., Inc. (a)	143,765	6,719,576
Duke Energy Corp.	21,086	1,455,145
Edison International	54,920	2,542,796
FirstEnergy Corp. (a)	44,140	1,455,737
ITC Holdings Corp.	8,990	861,422
NextEra Energy, Inc.	35,280	3,020,674
Northeast Utilities	20,880	885,103

		16,940,453
Electrical Equipment — 0.8%
Eaton Corp. PLC	135,285	10,297,894
Rockwell Automation, Inc.	55,600	6,569,696
Common Stocks	Shares	Value
Electrical Equipment (concluded)
Roper Industries, Inc.	27,041	$3,750,046
SolarCity Corp. (b)	57,824	3,285,560

		23,903,196
Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	66,700	1,188,594
TE Connectivity Ltd.	118,900	6,552,579

		7,741,173
Energy Equipment & Services — 2.8%
FMC Technologies, Inc. (b)	78,119	4,078,593
Halliburton Co.	389,082	19,745,912
Oceaneering International, Inc.	172,500	13,606,800
Schlumberger Ltd.	488,774	44,043,425

		81,474,730
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	479,525	34,319,604
The Kroger Co. (a)	310,184	12,261,574
Walgreen Co.	9,300	534,192

		47,115,370
Food Products — 1.1%
Bunge Ltd.	1,001	82,192
Kraft Foods Group, Inc.	180,972	9,758,010
Mead Johnson Nutrition Co.	27,011	2,262,442
Mondelez International, Inc., Class A	321,300	11,341,890
Unilever NV	194,540	7,826,344
WhiteWave Foods Co., Class A (b)	57,437	1,317,605

		32,588,483
Gas Utilities — 0.1%
AGL Resources, Inc. (a)	12,692	599,443
UGI Corp. (a)	53,400	2,213,964

		2,813,407
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	511,110	19,590,846
Baxter International, Inc.	111,822	7,777,220
Boston Scientific Corp. (b)	89,093	1,070,898
Edwards Lifesciences Corp. (b)	22,135	1,455,598
Hologic, Inc. (b)	17,300	386,655
Intuitive Surgical, Inc. (b)	19,566	7,514,909
Medtronic, Inc.	158,181	9,078,007
Sirona Dental Systems, Inc. (b)	82,368	5,782,234
St. Jude Medical, Inc.	100,800	6,244,560
Zimmer Holdings, Inc.	65,000	6,057,350

		64,958,277
Health Care Providers & Services — 2.7%
Aetna, Inc.	190,000	13,032,100

See Notes to Financial Statements.

4	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Cardinal Health, Inc. (a)	69,032	$4,612,028
Catamaran Corp (b)	25,120	1,192,698
Envision Healthcare Holdings, Inc. (b)	23,500	834,720
Health Net, Inc. (b)	36,308	1,077,258
McKesson Corp.	174,790	28,211,106
Quest Diagnostics, Inc. (a)	144,900	7,757,946
Universal Health Services, Inc.	137,647	11,185,195
VCA Antech, Inc. (b)	170,256	5,339,228
WellPoint, Inc.	63,594	5,875,450

		79,117,729
Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc. (a)	76,408	5,321,817
Las Vegas Sands Corp.	119,110	9,394,206
McDonald’s Corp.	49,173	4,771,256
Melco Crown Entertainment Ltd. — ADR (a)(b)	84,797	3,325,738
Starbucks Corp.	138,459	10,853,801
Starwood Hotels & Resorts Worldwide, Inc.	2	159
Wynn Resorts Ltd.	31,003	6,021,093

		39,688,070
Household Durables — 0.3%
Garmin Ltd. (a)	8,246	381,130
Newell Rubbermaid, Inc. (a)	130,900	4,242,469
PulteGroup, Inc.	19,011	387,254
Whirlpool Corp.	20,111	3,154,612

		8,165,465
Household Products — 0.4%
Energizer Holdings, Inc. (a)	37,100	4,015,704
Kimberly-Clark Corp.	630	65,810
The Procter & Gamble Co.	96,003	7,815,604

		11,897,118
Independent Power Producers & Energy Traders — 0.2%
The AES Corp.	383,700	5,567,487
Industrial Conglomerates — 2.1%
3M Co.	238,000	33,379,500
General Electric Co.	977,660	27,403,810

		60,783,310
Insurance — 3.3%
ACE Ltd.	109,473	11,333,740
Aflac, Inc.	57,492	3,840,466
The Allstate Corp.	125,492	6,844,334
American International Group, Inc.	86,624	4,422,155
Aspen Insurance Holdings Ltd.	12,927	534,014
Berkshire Hathaway, Inc., Class B (b)	5,790	686,462
Common Stocks	Shares	Value
Insurance (concluded)
CNA Financial Corp.	77,850	$3,338,986
Genworth Financial, Inc., Class A (a)(b)	266,300	4,135,639
Hartford Financial Services Group, Inc.	129,726	4,699,973
Kemper Corp.	3	123
Lincoln National Corp.	82,962	4,282,498
MetLife, Inc.	126,786	6,836,301
PartnerRe Ltd.	2,900	305,747
Prudential Financial, Inc.	247,280	22,804,162
The Travelers Cos., Inc. (a)	216,969	19,644,373
XL Group PLC	90,900	2,894,256

		96,603,229
Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (b)	36,707	14,638,384
Expedia, Inc.	82,232	5,728,281
priceline.com, Inc. (b)	14,447	16,793,193

		37,159,858
Internet Software & Services — 4.9%
AOL, Inc. (b)	57,600	2,685,312
eBay, Inc. (b)	88,993	4,884,826
Facebook, Inc. (b)	48,315	2,640,898
Google, Inc., Class A (b)	75,079	84,141,786
IAC/InterActiveCorp	25,656	1,762,311
LinkedIn Corp. (b)	38,665	8,383,732
SINA Corp. (a)(b)	79,077	6,662,237
VeriSign, Inc. (b)	57,033	3,409,433
Yahoo!, Inc. (b)	341,775	13,821,381
Yandex NV (b)	109,768	4,736,489
Yelp, Inc. (a)(b)	106,229	7,324,489
Youku Tudou, Inc. - ADR (a)(b)	104,252	3,158,836

		143,611,730
IT Services — 4.8%
Alliance Data Systems Corp. (a)(b)	110,834	29,141,584
Amdocs Ltd.	9,532	393,100
Automatic Data Processing, Inc.	3,941	318,472
Broadridge Financial Solutions, Inc.	12,130	479,378
Cognizant Technology Solutions Corp., Class A (b)	61,700	6,230,466
DST Systems, Inc.	126,510	11,479,517
International Business Machines Corp. (a)	67,660	12,690,986
Lender Processing Services, Inc.	2,749	102,758
Mastercard, Inc., Class A (a)	56,522	47,221,870
Science Applications International Corp.	5,813	192,236
Teradata Corp. (b)	140,070	6,371,784
Visa, Inc., Class A	102,130	22,742,308

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
The Western Union Co. (a)	167,680	$2,892,480

		140,256,939
Leisure Equipment & Products — 0.0%
Polaris Industries, Inc.	4,463	649,991
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	313,010	17,901,042
Life Technologies Corp. (b)	5,420	410,836
Quintiles Transnational Holdings, Inc. (b)	4,121	190,967
Waters Corp. (b)	13,715	1,371,500

		19,874,345
Machinery — 2.4%
AGCO Corp. (a)	33,781	1,999,497
CNH Industrial NV (a)(b)	133,743	1,517,983
Cummins, Inc.	99,570	14,036,383
Deere & Co.	149,120	13,619,130
Ingersoll-Rand PLC	215,190	13,255,704
Parker Hannifin Corp. (a)	92,700	11,924,928
Stanley Black & Decker, Inc. (b)	2,000	206,400
Timken Co.	10,375	571,351
Valmont Industries, Inc. (a)	41,476	6,184,901
WABCO Holdings, Inc. (a)(b)	91,390	8,536,740

		71,853,017
Marine — 0.1%
Matson, Inc.	77,594	2,025,979
Media — 5.8%
CBS Corp., Class B	89,715	5,718,434
Comcast Corp., Class A	951,665	49,453,272
Comcast Corp., Special Class A	370,100	18,460,588
DIRECTV (b)	95,214	6,578,335
Liberty Global PLC, Class A (b)	124,269	11,058,698
Lions Gate Entertainment Corp. (a)	43,491	1,376,925
Omnicom Group, Inc.	8,152	606,264
Regal Entertainment Group, Class A	100,011	1,945,214
Sirius XM Holdings, Inc. (a)(b)	2,024,420	7,065,226
Time Warner, Inc.	189,539	13,214,659
Twenty-First Century Fox, Inc., Class A	498,539	17,538,602
Viacom, Inc., Class B	166,821	14,570,146
The Walt Disney Co. (a)	302,929	23,143,776

		170,730,139
Metals & Mining — 0.5%
BHP Billiton Ltd. (a)	375,620	12,741,511
Reliance Steel & Aluminum Co.	13,400	1,016,256

		13,757,767
Common Stocks	Shares	Value
Multi-Utilities — 0.3%
Dominion Resources, Inc.	54,570	$3,530,133
DTE Energy Co.	8,764	581,842
Public Service Enterprise Group, Inc.	61,070	1,956,683
Sempra Energy	19,210	1,724,289
Wisconsin Energy Corp.	21,620	893,771

		8,686,718
Multiline Retail — 0.1%
JC Penney Co., Inc. (a)(b)	3	27
Kohl’s Corp. (a)	32,400	1,838,700
Macy’s, Inc.	5,800	309,720

		2,148,447
Office Electronics — 0.3%
Xerox Corp. (a)	636,390	7,744,866
Oil, Gas & Consumable Fuels — 7.5%
Anadarko Petroleum Corp.	47,630	3,778,012
Antero Resources Corp. (b)	19,200	1,218,048
Apache Corp.	34,400	2,956,336
Cabot Oil & Gas Corp.	76,828	2,977,853
Chevron Corp.	134,375	16,784,781
Cimarex Energy Co.	4,659	488,776
Cobalt International Energy, Inc. (b)	142,500	2,344,125
Concho Resources, Inc. (b)	24,674	2,664,792
ConocoPhillips	120,920	8,542,998
Devon Energy Corp.	59,617	3,688,504
EOG Resources, Inc.	32,594	5,470,577
Exxon Mobil Corp.	189,091	19,136,009
Gulfport Energy Corp. (b)	52,800	3,334,320
Laredo Petroleum, Inc. (a)(b)	127,653	3,534,711
Marathon Oil Corp. (a)	656,972	23,191,112
Marathon Petroleum Corp. (a)	358,216	32,859,154
Occidental Petroleum Corp.	172,037	16,360,719
PBF Energy, Inc. (a)	231,933	7,296,612
Phillips 66	110,010	8,485,071
SM Energy Co. (a)	17,533	1,457,168
Spectra Energy Corp.	114,360	4,073,503
Suncor Energy, Inc.	665,220	23,315,961
Tesoro Corp.	6,128	358,488
Total SA — ADR	286,770	17,570,398
Valero Energy Corp.	202,026	10,182,110

		222,070,138
Paper & Forest Products — 0.6%
Domtar Corp.	5,215	491,983
International Paper Co.	338,078	16,575,964

		17,067,947

See Notes to Financial Statements.

6	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Personal Products — 0.4%
The Estee Lauder Cos., Inc., Class A	70,457	$5,306,821
Herbalife Ltd. (a)	2,691	211,782
Nu Skin Enterprises, Inc., Class A	45,540	6,294,539

		11,813,142
Pharmaceuticals — 6.1%
AbbVie, Inc.	687,714	36,318,176
Actavis PLC (b)	47,650	8,005,200
Allergan, Inc.	36,308	4,033,093
AstraZeneca PLC — ADR (a)	90,900	5,396,733
Bristol-Myers Squibb Co.	108,830	5,784,315
Eli Lilly & Co. (a)	409,146	20,866,446
Hospira, Inc. (b)	26,100	1,077,408
Johnson & Johnson	300,560	27,528,290
Merck & Co., Inc.	599,010	29,980,451
Pfizer, Inc.	761,119	23,313,075
Teva Pharmaceutical Industries Ltd. — ADR (a)	55,100	2,208,408
Valeant Pharmaceuticals International, Inc. (b)	75,345	8,845,503
Zoetis, Inc.	177,083	5,788,843

		179,145,941
Professional Services — 0.2%
Manpower, Inc.	18,610	1,597,855
Verisk Analytics, Inc., Class A (b)	59,535	3,912,640

		5,510,495
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	38,540	3,076,263
Camden Property Trust	5,867	333,715
CBL & Associates Properties, Inc.	162,567	2,919,703
Equity Lifestyle Properties, Inc.	37,856	1,371,523
Equity One, Inc. (a)	6,230	139,801
Host Hotels & Resorts, Inc. (a)	347,252	6,750,579
Kimco Realty Corp. (a)	49,027	968,283
Potlatch Corp. (a)	52,711	2,200,157
Simon Property Group, Inc.	12,839	1,953,582
Ventas, Inc.	9,163	524,857
Weyerhaeuser Co.	130,310	4,113,887
WP Carey, Inc.	12,086	741,476

		25,093,826
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (b)	22,500	591,750
Jones Lang LaSalle, Inc. (a)	21,800	2,232,102

		2,823,852
Road & Rail — 1.0%
Canadian Pacific Railway Ltd.	19,561	2,959,970
Common Stocks	Shares	Value
Road & Rail (concluded)
Union Pacific Corp.	153,459	$25,781,112

		28,741,082
Semiconductors & Semiconductor Equipment — 1.4%
Altera Corp.	135,760	4,416,273
Applied Materials, Inc.	357,050	6,316,215
Intel Corp.	597,150	15,502,014
KLA-Tencor Corp.	3,400	219,164
Maxim Integrated Products, Inc. (a)	223,208	6,229,735
NXP Semiconductor NV (b)	131,766	6,052,012
Skyworks Solutions, Inc. (b)	39,196	1,119,438
Teradyne, Inc. (a)(b)	88,200	1,554,084

		41,408,935
Software — 5.0%
Activision Blizzard, Inc.	180,573	3,219,616
Autodesk, Inc. (b)	193,754	9,751,639
Citrix Systems, Inc. (b)	46,527	2,942,833
Electronic Arts, Inc. (b)	16,787	385,094
Fortinet, Inc. (b)	34,844	666,566
Microsoft Corp. (a)	2,003,927	75,006,988
Nuance Communications, Inc. (a)(b)	86,151	1,309,495
Oracle Corp.	843,020	32,253,945
Rovi Corp. (b)	77,997	1,535,761
Splunk, Inc. (b)	81,131	5,571,266
Symantec Corp.	416,990	9,832,624
TIBCO Software, Inc. (b)	65,436	1,471,001
VMware, Inc., Class A (a)(b)	47,707	4,279,795

		148,226,623
Specialty Retail — 3.6%
CarMax, Inc. (b)	60,805	2,859,051
GameStop Corp., Class A (a)	119,847	5,903,663
The Home Depot, Inc.	120,450	9,917,853
Lowe’s Cos., Inc. (a)	615,179	30,482,119
Lumber Liquidators Holdings, Inc. (a)(b)	20,160	2,074,262
Murphy USA, Inc. (a)(b)	112,608	4,679,989
Ross Stores, Inc.	296,650	22,227,985
Sears Hometown and Outlet Stores, Inc. (b)	30,724	783,462
TJX Cos., Inc. (a)	375,775	23,948,141
Urban Outfitters, Inc. (b)	108,917	4,040,821

		106,917,346
Textiles, Apparel & Luxury Goods — 1.4%
Michael Kors Holdings Ltd. (b)	85,226	6,919,499
NIKE, Inc., Class B (a)	206,813	16,263,774
VF Corp.	293,180	18,276,841

		41,460,114

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Tobacco — 0.9%
Lorillard, Inc. (a)	129,313	$6,553,583
Philip Morris International, Inc.	154,085	13,425,426
Reynolds American, Inc.	130,108	6,504,099

		26,483,108
Trading Companies & Distributors — 0.3%
Air Lease Corp. (a)	193,734	6,021,253
MRC Global, Inc. (b)	119,393	3,851,618
United Rentals, Inc. (b)	6,021	469,337

		10,342,208
Water Utilities — 0.2%
American Water Works Co., Inc.	115,900	4,897,934
Wireless Telecommunication Services — 0.7%
Softbank Corp.	187,200	16,354,003
Telephone & Data Systems, Inc. (a)	160,548	4,138,927

		20,492,930
Total Long-Term Investments (Cost — $2,397,854,412) — 100.6%		2,959,683,983
Short-Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (c)(d)(e)	226,864,969	$226,864,969
BlackRock Cash Funds: Prime, SL Agency Shares, 0.11% (c)(d)(e)	31,618,522	31,618,522
Total Short-Term Securities (Cost — $258,483,491) — 8.8%		258,483,491
Total Investments (Cost — $2,656,337,903*) — 109.4%		3,218,167,474
Liabilities in Excess of Other Assets — (9.4)%		(277,624,703)

Net Assets — 100.0%		$2,940,542,771

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,691,844,697

Gross unrealized appreciation	$569,393,379
Gross unrealized depreciation	(43,070,602)

Net unrealized appreciation	$526,322,777

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity[1]	Shares Held at December 31, 2013	Income
BlackRock Cash Funds: Prime, SL Agency Shares	9,485,001	22,133,521	31,618,522	$34,065
BlackRock Cash Funds: Institutional, SL Agency Shares	138,527,226	88,337,743	226,864,969	$301,510
[1] Represents net shares purchased.

(e)	Represents the current yield as of report date.

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

8	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	JPY	Japanese Yen
	USD	US Dollar

•	Financial futures contracts as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
147	S&P 500 E-Mini Index	Chicago Mercantile	March 2014	$13,532,085	$469,687

•	Foreign currency exchange contracts as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	5,874,737	JPY	606,575,419	Citibank NA	2/28/14	$113,363
USD	1,243,098	JPY	129,317,652	JPMorgan Chase Bank NA	2/28/14	14,814
USD	5,005,326	JPY	512,510,346	UBS AG	2/28/14	137,401
Total						$265,578

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	9

Schedule of Investments (continued)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,914,131,669	$45,552,314	—	$2,959,683,983
Short-Term Securities	258,483,491	—	—	258,483,491

Total	$3,172,615,160	$45,552,314	—	$3,218,167,474

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Equity contracts	$469,687	—	—	$469,687
Foreign currency exchange contracts	—	$265,578	—	265,578

Total	$469,687	$265,578	—	$735,265

[2] Derivative financial instruments are financial futures contracts and foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (concluded)

The carrying amount for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$493,829	—	—	$493,829
Cash pledged for financial future contracts	740,000	—	—	740,000
Foreign currency at value	3,215	—	—	3,215
Liabilities:
Collateral on securities loaned at value	—	$(204,575,541)	—	(204,575,541)

Total	$1,237,044	$(204,575,541)	—	$(203,338,497)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	11

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value — unaffiliated[1,2]	$2,959,683,983
Investments at value — affiliated[3]	258,483,491
Foreign currency at value (cost — $3,143)	3,215
Investments sold receivable	125,259,825
Cash	493,829
Cash pledged for financial future contracts	740,000
Dividends receivable	3,512,393
Unrealized appreciation on foreign currency exchange contracts	265,578
Securities lending income receivable — affiliated	228,041
Interest receivable	4,068
Variation margin receivable on financial future contracts	45,930
Prepaid expenses	10,748

Total assets	3,348,731,101

Liabilities
Collateral on securities loaned at value	204,575,541
Investments purchased payable	17,794,856
Trustees’ fees payable	22,526
Investment advisory fees payable	304,958
Administration fees payable	259,164
Professional fees payable	28,789
Withdrawals payable to investors	185,114,575
Foreign taxes payable	87,921

Total liabilities	408,188,330

Net Assets	$2,940,542,771

Net Assets Consist of
Investors’ capital	$2,377,978,025
Net unrealized appreciation/depreciation	562,564,746

Net Assets	$2,940,542,771

[1] Investments at cost — unaffiliated	$2,397,854,412
[2] Securities loaned at value	$200,666,325
[3] Investments at cost — affiliated	$258,483,491

See Notes to Financial Statements

12	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$51,894,367
Foreign taxes withheld	(818,648)
Securities lending — affiliated — net	220,406
Interest — affiliated	115,170
Other income — affiliated	2,267,346

Total income	53,678,641

Expenses
Investment advisory	7,320,195
Administration	3,010,168
Professional	48,871
Independent Trustees	94,687

Total expenses	10,473,921
Less fees waived by Manager	(3,454,743)

Total expenses after fees waived	7,019,178

Net investment income	46,659,463

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	497,807,519
Financial futures contracts	5,598,435
Foreign currency transactions	(59,348)

503,346,606

Net change in unrealized appreciation/depreciation on:
Investments	331,652,372
Financial futures contracts	496,893
Foreign currency translations	265,780

332,415,045

Total realized and unrealized gain	835,761,651

Net Increase in Net Assets Resulting from Operations	$882,421,114

See Notes to Financial Statements

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	13

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$46,659,463	$57,010,755
Net realized gain	503,346,606	210,331,039
Net change in unrealized appreciation/depreciation	332,415,045	147,479,020

Net increase in net assets resulting from operations	882,421,114	414,820,814

Capital Transactions
Proceeds from contributions	704,884,041	3,136,934,911
Value of withdrawals	(1,439,579,901)	(3,476,187,910)

Net decrease in net assets derived from capital transactions	(734,695,860)	(339,252,999)

Net Assets
Total increase in net assets	147,725,254	75,567,815
Beginning of year	2,792,817,517	2,717,249,702

End of year	$2,940,542,771	$2,792,817,517

See Notes to Financial Statements

14	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	34.02%	15.55%	2.20%	11.04%	24.86%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.23%	0.26%	0.27%	0.29%	0.30%

Net investment income	1.55%	2.03%	1.70%	1.50%	1.99%

Supplemental Data
Net assets, end of year (000)	$2,940,543	$2,792,818	$2,717,250	$2,513,424	$1,838,453

Portfolio turnover	153%	120%	275%	120%	149%

See Notes to Financial Statements

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	15

Notes to Financial Statements

1. Organization:

Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation result in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The

16	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements

income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures and foreign currency contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	17

Notes to Financial Statements

excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, the investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are

18	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements

terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Co., N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Fair Value of Non- cash Collateral Received	Net Amount[2]
Barclays Capital Inc.	$2,344,443	$(2,344,443)	—	—
BNP Paribas S.A.	144,976	(144,976)	—	—
Citigroup Global Markets, Inc.	21,386,657	(21,386,657)	—	—
Credit Suisse Securities (USA) LLC	$11,039,900	$(11,039,900)	—	—
Deutsche Bank Securities, Inc.	14,958,965	(14,958,965)	—	—
Goldman Sachs & Co.	19,922,886	(19,922,886)	—	—
Jefferies LLC	7,958,911	(7,958,911)	—	—
JP Morgan Securities LLC	80,374,379	(80,374,379)	—	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	26,950,084	(26,950,084)	—	—
Mizuho Securities USA, Inc.	145,120	(145,120)	—	—
Morgan Stanley	13,667,034	(13,667,034)	—	—
Nomura Securities International, Inc.	330,228	(327,600)	—	$2,628
State Street Bank & Trust Co.	22,412	(22,412)	—	—
UBS Securities LLC	1,420,330	(1,420,330)	—	—

Total	$200,666,325	$(200,663,697)	—	$2,628

[1]

Collateral with a value of $204,575,541 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	19

Notes to Financial Statements

[2]

The market value of loaned securities is determined as of 12/31/13. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Asset and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which

20	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements

some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$469,687
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	265,578

Total		$735,265

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain from
Equity contracts:
Financial futures contracts	$5,598,435
Foreign currency exchange contracts:
Foreign currency transactions	90,190

Total	$5,688,625

Net Change in Unrealized Appreciation/Depreciation on
Equity Contracts:
Financial futures contracts	$496,893
Foreign currency exchange contracts:
Foreign currency transactions	265,570

Total	$762,463

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	21

Notes to Financial Statements

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	313
Average notional value of contracts purchased	$25,672,159
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$3,033,675
Average US dollar amounts sold	$302,243

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated pro rata across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or

22	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements

insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$45,930	—

Foreign currency exchange contracts	265,578	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	311,508	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(45,930)	—

Total assets and liabilities subject to a MNA	265,578	—

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	23

Notes to Financial Statements

The following table presents the Master Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$113,363	$—	—	—	$113,363
JP Morgan Chase Bank N.A	14,814	—	—	—	14,814
UBS AG	137,401	—	—	—	137,401

Total	$265,578	—	—	—	$265,578

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

24	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL voluntarily agreed to waive a portion of its administration and advisory fees paid by the Master Portfolio in an amount sufficient to maintain the advisory fee payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses, through April 30, 2014. The amounts of the waivers and offsetting credits are shown as fees waived by the Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BTC received $51,423 in securities lending agent fees related to securities lending activities for the Master Portfolio.

During the year ended December 31, 2013, the Master Portfolio recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	25

Notes to Financial Statements

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $650,422 and $1,682,488, respectively.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2013, were $4,424,560,465 and $4,996,139,705, respectively.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

As of December 31, 2013, the Master Portfolio invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting the Information Technology sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

26	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	Master Investment Portfolio

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of Active Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

28	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	29

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios

30	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	31

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The	33 RICs consisting of 107 Portfolios	None

32	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors/Trustees who turn 72 prior to December 31, 2013.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	33

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

[2]   Date shown is the earliest date a person has served for the MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

34	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	143 RICs consisting of 273 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock, from 1989 to 2007;	143 RICs consisting of 273 Portfolios	None

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	35

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[3] (concluded)
Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

[3]   Mr. Audet is an “interested person”, as defined in the 1940 Act, of MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

36	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Menber of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013	37

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers[1] (concluded)
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of Blackrock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of MIP serve at the pleasure of the Board.

38	ACTIVE STOCK MASTER PORTFOLIO	DECEMBER 31, 2013

Additional Information

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

State Street Bank and Trust Company

Boston, MA 02110

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent period ended December 31 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

Active Stock Master Portfolio	December 31, 2013	39

Portfolio Information as of December 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Roche Holding AG	2%
Toyota Motor Corp.	2
Anheuser-Busch InBev NV	2
ING Groep NV CVA	1
Commonwealth Bank of Australia	1
Mitsubishi UFJ Financial Group, Inc.	1
Statoil ASA	1
Skandinaviska Enskilda Banken AB, Class A	1
Centrica PLC	1
Nippon Telegraph & Telephone Corp.	1

Geographic Allocation	Percent of Long-Term Investments

Japan	24%
United Kingdom	17
Australia	9
Switzerland	7
France	6
Germany	6
Netherlands	5
Norway	5
Spain	4
Sweden	4
Belgium	3
Italy	3
Finland	2
Hong Kong	2
China	2
Other[1]	1

[1]	Other includes a 1% or less investment in each of the following countries: Austria, Singapore, Ireland, Denmark, Israel, Bermuda, Portugal, Cyprus, Mauritius and Luxembourg.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	1

Portfolio Information as of December 31, 2013

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

2	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 8.4%
Amcor Ltd.	180,728	$1,707,118
Ansell Ltd.	29,523	544,884
Aristocrat Leisure Ltd.	161,495	678,533
Aurora Oil & Gas Ltd. (a)	3,489	9,440
Australia & New Zealand Banking Group Ltd.	97,559	2,816,355
BHP Billiton Ltd.	58,238	1,985,503
BlueScope Steel Ltd. (a)	219,841	1,147,005
Brambles Ltd.	13,705	112,284
Caltex Australia Ltd.	45,613	819,709
carsales.com Ltd.	92,761	846,209
Challenger Ltd.	2,716	15,084
Commonwealth Bank of Australia	106,836	7,444,020
Crown Resorts Ltd.	13,445	202,855
CSL Ltd.	45,710	2,817,878
CSR Ltd.	5,891	13,975
DuluxGroup Ltd.	3,013	14,448
Fortescue Metals Group Ltd.	285,775	1,492,839
Goodman Group	52,654	223,082
Iluka Resources Ltd.	16,630	128,867
Incitec Pivot Ltd.	56,472	135,472
IOOF Holdings Ltd.	1,123	9,007
Mirvac Group	159,986	240,573
National Australia Bank Ltd.	19,107	596,369
Newcrest Mining Ltd.	70,187	492,873
Origin Energy Ltd.	9,251	116,587
Orora Ltd. (a)	121,513	125,859
PanAust Ltd.	50,136	81,335
Perpetual Ltd.	241	10,421
Platinum Asset Management, Ltd.	19,045	117,577
Primary Health Care Ltd.	40,612	179,926
Qantas Airways Ltd. (a)	571,132	560,231
QBE Insurance Group Ltd.	41,477	427,865
Recall Holdings, Ltd. (a)	1,464	5,306
Regis Resources, Ltd.	32,344	84,879
Rio Tinto Ltd.	11,180	684,296
Santos Ltd.	71,382	935,524
Seek Ltd.	621	7,466
Seven West Media, Ltd.	5,813	12,249
Sonic Healthcare Ltd.	11,831	175,578
Stockland	27,916	90,256
Super Retail Group, Ltd.	5,467	64,996
Telstra Corp. Ltd.	1,124,101	5,276,085
Westfield Group	355,913	3,212,940
Westpac Banking Corp.	194,607	5,641,398
Woolworths Ltd.	129,755	3,929,156
WorleyParsons Ltd.	4,408	65,571

		46,299,883
Austria — 0.8%
OMV AG	23,372	1,118,597

Common Stocks	Shares	Value
Austria (concluded)
Voestalpine AG	62,616	$3,008,967

		4,127,564
Belgium — 3.0%
Ageas	118,394	5,048,735
Anheuser-Busch InBev NV	83,920	8,923,731
bpost SA	46,224	905,402
Delhaize Group	25,976	1,545,363
Nyrstar NV (a)	24,637	78,408

		16,501,639
Bermuda — 0.0%
Catlin Group, Ltd.	21,019	202,344
China — 2.1%
Air China Ltd., Class H	498,000	372,907
Anta Sports Products Ltd.	5,000	6,204
Anton Oilfield Services Group	60,000	36,652
Bank of China Ltd., Class H	885,000	408,537
Bank of Communications Co. Ltd., Class H	217,000	153,562
Biostime International Holdings, Ltd.	17,000	151,826
China Citic Bank Corp. Ltd., Class H	178,000	96,923
China Coal Energy Co. Ltd., Class H	515,000	290,387
China Communications Construction Co. Ltd., Class H	773,000	625,497
China Construction Bank Corp., Class H	2,744,000	2,077,513
China Minsheng Banking Corp. Ltd., Class H	750,000	835,908
China National Building Material Co. Ltd., Class H	120,000	129,517
China Oilfield Services Ltd., Class H	16,000	49,839
China Pacific Insurance Group Co. Ltd., Class H	62,600	246,260
China Railway Construction Corp. Ltd., Class H	325,500	324,948
China Railway Group Ltd., Class H	556,000	287,878
China Shenhua Energy Co. Ltd., Class H	10,000	31,648
China Telecom Corp. Ltd., Class H	320,000	161,669
China Unicom Hong Kong Ltd.	72,000	108,222
Chongqing Rural Commercial Bank, Class H	16,000	7,785
CNOOC Ltd.	199,000	370,096
Country Garden Holdings Co. Ltd.	161,000	97,598
CSR Corp. Ltd., Class H	49,000	40,299
Dongfeng Motor Group Co. Ltd., Class H	366,000	574,795
FIH Mobile, Ltd. (a)	236,000	127,215

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
Great Wall Motor Co. Ltd., Class H	100,000	$554,040
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (a)	12,000	42,106
Hilong Holding, Ltd.	11,000	9,448
Huaneng Power International, Inc., Class H	18,000	16,319
Industrial & Commercial Bank of China Ltd., Class H	809,000	548,591
Jiangxi Copper Co. Ltd., Class H	85,000	153,866
Kingsoft Corp., Ltd.	7,000	20,239
Lenovo Group Ltd.	50,000	60,951
Longfor Properties Co. Ltd.	5,500	7,707
People’s Insurance Co. Group of China Ltd., Class H	156,000	75,684
PetroChina Co. Ltd., Class H	44,000	48,292
Shimao Property Holdings Ltd.	23,000	53,020
Sinopec Shanghai Petrochemical Co. Ltd., Class H	184,000	53,077
Sunac China Holdings, Ltd.	106,000	63,711
Tencent Holdings Ltd.	27,100	1,735,143
Want Want China Holdings Ltd.	279,000	403,809
Zhuzhou CSR Times Electric Co. Ltd., Class H	4,000	14,428
ZTE Corp., Class H (a)	84,000	167,384

		11,641,500
Cyprus — 0.0%
Prosafe SE	19,664	152,128
Denmark — 0.1%
A.P. Moeller-Maersk A/S, Class B	39	422,056
Vestas Wind Systems A/S (a)	1,128	33,402

		455,458
Finland — 2.4%
Kesko OYJ, Class B	1,426	52,605
Konecranes OYJ	2,985	105,905
Neste Oil OYJ	260,864	5,158,964
Nokia OYJ (a)	151,484	1,223,991
Pohjola Bank PLC, Class A	31,969	641,000
Sampo OYJ, Class A	115,125	5,658,694
Stora Enso OYJ, -R Shares	13,444	135,193
Stora Enso OYJ, Class R	5,511	55,379
UPM-Kymmene OYJ	2,242	38,025
Wartsila OYJ	7,811	385,090

		13,454,846
France — 5.9%
Air Liquide SA	2,140	302,882
AtoS	5,684	514,991
AXA SA	72,103	2,007,895
BNP Paribas SA	32,168	2,509,337

Common Stocks	Shares	Value
France (concluded)
Bouygues SA	5,545	$209,689
Cap Gemini SA	23,664	1,601,707
Cie Generale des Etablissements Michelin	32,280	3,434,612
CNP Assurances	33,359	684,064
Credit Agricole SA (a)	145,582	1,866,204
Dassault Systemes SA	1,174	145,728
Eiffage SA	4,952	285,410
Euler Hermes SA	430	59,214
Eurofins Scientific SE	270	73,078
Fonciere Des Regions	1,996	172,304
GDF Suez	40,169	944,751
Havas SA	18,938	156,093
ICADE	1,594	148,387
Iliad SA	9,731	1,993,790
Ingenico	11,904	955,580
JCDecaux SA	2,635	108,781
L’Oreal SA	3,124	548,615
Lagardere S.C.A.	46,433	1,726,081
Metropole Television SA	78,197	1,790,861
Natixis	128,523	756,130
Nexans SA	1,541	78,206
Orange SA	36,444	452,457
Plastic Omnium SA	10,161	284,258
Rexel SA	8,757	229,815
Safran SA	29,555	2,054,912
Sanofi	398	42,504
Schneider Electric SA	3,621	315,901
Societe Generale SA	9,965	579,469
Societe Television Francaise 1	4,815	92,793
Technicolor SA, Registered Shares (a)	29,953	158,693
Teleperformance	2,542	155,032
Thales SA	29,466	1,898,892
Total SA	25,330	1,554,741
Valeo SA	5,224	578,931
Vallourec SA	3,432	187,237
Vinci SA	1,063	69,872
Wendel SA	2,341	341,229
Zodiac Aerospace	1,392	246,676

		32,317,802
Germany — 5.4%
Aareal Bank AG (a)	3,018	119,749
Adidas AG	10,317	1,315,601
Aurubis AG	6,803	415,133
BASF SE	13,238	1,412,943
Bayer AG, Registered Shares	10,917	1,532,861
Bayerische Motoren Werke AG	16,179	1,899,943
Continental AG	26,240	5,764,647
Daimler AG, Registered Shares	30,630	2,658,207
Deutsche Lufthansa AG, Registered Shares (a)	5,279	111,897

See Notes to Financial Statements.

4	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Deutsche Post AG, Registered Shares	47,308	$1,727,923
Deutsche Telekom AG, Registered Shares	114,957	1,980,729
Deutz AG (a)	54,888	491,247
Dialog Semiconductor PLC (a)	4,469	96,364
DMG MORI SEIKI AG	2,770	88,395
Drillisch AG	1,440	41,787
Duerr AG	7,429	663,854
Freenet AG (a)	65,623	1,971,707
Hannover Rueck SE	3,777	324,712
Henkel AG & Co. KGaA, Preference Shares	7,610	884,544
Kloeckner & Co. SE (a)	9,694	133,005
KUKA AG	3,878	182,003
LEG Immobilien AG (a)	3,657	216,298
Merck KGaA	10,318	1,851,336
Morphosys AG (a)	166	12,798
ProSiebenSat.1 Media AG, Registered Shares	31,233	1,550,902
Rheinmetall AG	5,461	336,914
Stada Arzneimittel AG	12,532	620,458
Suedzucker AG	4,807	129,861
Symrise AG	10,365	478,219
TUI AG (a)	36,872	608,300
United Internet AG, Registered Shares	8,599	366,576
Volkswagen AG	172	46,701

		30,035,614
Hong Kong — 2.4%
AIA Group Ltd.	32,200	162,078
Belle International Holdings Ltd.	8,000	9,294
BOC Hong Kong Holdings Ltd.	4,000	12,847
China Agri-Industries Holdings Ltd.	221,000	110,456
China Lumena New Materials Corp.	34,000	6,683
China Resources Land Ltd.	80,000	199,036
China Resources Power Holdings Co., Ltd.	6,000	14,241
Galaxy Entertainment Group Ltd. (a)	102,000	918,332
Geely Automobile Holdings Ltd.	3,915,000	1,900,891
Guangdong Investment Ltd.	46,000	45,002
Hanergy Solar Group, Ltd. (a)	88,000	8,965
Hongkong Land Holdings, Ltd.	508,000	3,001,567
Jardine Strategic Holdings, Ltd.	2,500	80,109
MGM China Holdings Ltd.	11,600	49,646
PCCW Ltd.	80,000	35,799
Poly Property Group Co., Ltd.	86,000	46,089
Power Assets Holdings Ltd.	237,000	1,886,629
Sands China Ltd.	124,800	1,022,777
Sino Biopharmaceutical Ltd.	428,000	340,229
Common Stocks	Shares	Value
Hong Kong (concluded)
SJM Holdings Ltd.	298,000	$1,001,717
Sun Hung Kai Properties Ltd.	55,000	699,015
Swire Properties Ltd.	18,800	47,608
Techtronic Industries Co.	18,500	52,694
Truly International Holdings	654,000	352,208
Wheelock & Co., Ltd.	134,000	617,321
Xinyi Glass Holdings, Ltd.	392,000	346,765
Yuexiu Property Co., Ltd.	494,000	122,071

		13,090,069
Ireland — 0.3%
Kentz Corp., Ltd.	1,841	19,271
Shire PLC	28,455	1,341,004

		1,360,275
Israel — 0.1%
Bank Hapoalim BM	1,202	6,735
Teva Pharmaceutical Industries Ltd.	7,274	291,043

		297,778
Italy — 2.6%
A2A SpA	72,653	85,030
Banca Monte dei Paschi di Siena SpA (a)	731,832	176,137
Banca Popolare dell’Emilia Romagna (a)	4,837	46,153
Banca Popolare di Milano Scarl (a)	1,866,209	1,150,041
Banco Popolare (a)	7,091	13,580
Brembo SpA	11,719	315,256
Fiat SpA (a)	220,613	1,805,701
Finmeccanica SpA (a)	876	6,649
Fondiaria-Sai SpA (a)	140,344	452,518
Gtech SpA	18,169	553,729
Intesa Sanpaolo SpA	2,041,133	5,020,574
Mediobanca SpA (a)	2,143	18,740
Mediolanum SpA	10,341	89,610
Parmalat SpA	121,958	415,364
Prysmian SpA	20,728	533,685
Salvatore Ferragamo SpA	4,617	175,627
Telecom Italia SpA, Non-Convertible Savings Shares	7,421	5,823
UniCredit SpA	422,588	3,117,282
Yoox SpA (a)	3,587	160,830

		14,142,329
Japan — 23.3%
Adastria Holdings Co., Ltd.	3,200	115,477
ADEKA Corp.	3,100	34,162
AEON Financial Service Co., Ltd.	300	8,045
Aiful Corp. (a)	149,700	627,108
Air Water, Inc.	3,000	40,659

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Amada Co., Ltd.	5,000	$44,157
Anritsu Corp.	42,000	462,829
Aozora Bank Ltd.	408,000	1,156,226
Asahi Group Holdings Ltd.	36,400	1,027,196
Astellas Pharma, Inc.	1,900	112,645
Autobacs Seven Co., Ltd.	500	7,788
Avex Group Holdings, Inc.	12,400	267,050
Calbee, Inc.	13,600	330,279
Canon, Inc.	87,300	2,785,603
Capcom Co., Ltd.	900	16,140
Central Japan Railway Co.	15,800	1,862,062
Century Tokyo Leasing Corp.	1,700	56,144
Chubu Electric Power Co., Inc.	14,400	186,161
The Chugoku Electric Power Co., Inc.	1,000	15,570
COLOPL, Inc. (a)	20,400	574,487
COMSYS Holdings Corp.	5,800	91,192
COOKPAD, Inc.	600	18,786
Cosmos Pharmaceutical Corp.	700	75,952
The Dai-ichi Life Insurance Co., Ltd.	33,100	553,863
Daicel Corp.	100,000	814,982
Daido Steel Co., Ltd.	12,000	59,719
Daifuku Co., Ltd.	7,000	89,602
Daikyo, Inc.	77,000	209,678
Dainippon Screen Manufacturing Co., Ltd.	16,000	90,668
Daito Trust Construction Co., Ltd.	5,200	486,137
Daiwa House Industry Co., Ltd.	78,000	1,511,265
Daiwa Securities Group, Inc.	57,000	570,886
Dena Co., Ltd.	64,600	1,361,796
Denso Corp.	41,200	2,176,541
Digital Garage, Inc.	11,600	301,974
Disco Corp.	100	6,637
DMG Mori Seiki Co., Ltd.	7,600	136,961
Dowa Holdings Co., Ltd.	12,000	117,408
Ebara Corp.	2,000	12,875
Eisai Co., Ltd.	6,600	255,797
Electric Power Development Co., Ltd.	1,300	37,904
Enplas Corp.	4,500	309,264
Exedy Corp.	1,200	35,153
F@N Communications, Inc.	1,300	38,681
FamilyMart Co., Ltd.	4,100	187,315
Fuji Heavy Industries Ltd.	25,100	721,348
Fuji Oil Co. Ltd/Osaka	700	10,424
FUJIFILM Holdings Corp.	14,900	422,937
Fujikura, Ltd.	159,000	746,364
Fujitsu General, Ltd.	25,000	267,013
Furukawa Electric Co. Ltd.	7,000	17,597
GLP J-REIT	18	17,581
GMO internet, Inc.	8,900	117,198
Common Stocks	Shares	Value
Japan (continued)
GungHo Online Entertainment, Inc. (a)	13,900	$100,121
Hakuhodo DY Holdings, Inc.	6,000	46,516
Hankyu Hanshin Holdings, Inc.	69,000	372,839
Haseko Corp. (a)	43,400	330,663
Hikari Tsushin, Inc.	1,100	82,979
Hino Motors Ltd.	19,000	299,302
Hitachi Capital Corp.	3,700	107,926
Hitachi Kokusai Electric, Inc.	8,000	112,747
Hitachi Ltd.	184,000	1,395,116
Hitachi Zosen Corp.	6,000	45,979
Honda Motor Co., Ltd.	70,600	2,914,163
Horiba, Ltd.	1,000	34,170
Hoshizaki Electric Co., Ltd.	1,100	39,117
House Foods Group, Inc.	8,100	122,345
Ichigo Group Holdings Co., Ltd.	9,600	36,005
Inpex Corp.	23,700	303,980
IT Holdings Corp.	3,300	52,117
Ito En, Ltd.	9,000	188,328
ITOCHU Corp.	241,000	2,979,394
Izumi Co., Ltd.	9,500	297,657
J. Front Retailing Co., Ltd.	38,000	288,278
Japan Airlines Co., Ltd.	18,400	907,695
Japan Aviation Electronics Industry, Ltd.	7,000	90,024
Japan Exchange Group, Inc.	8,900	252,973
Japan Petroleum Exploration Co.	200	7,585
Japan Real Estate Investment Corp.	13	69,551
Japan Retail Fund Investment Corp.	68	138,359
The Japan Steel Works Ltd.	16,000	89,656
Japan Tobacco, Inc.	123,100	4,005,520
JFE Holdings, Inc.	3,500	83,405
K’s Holdings Corp.	2,600	75,135
Kajima Corp.	4,000	15,044
Kakaku.com, Inc.	25,600	449,700
Kaken Pharmaceutical Co., Ltd.	9,000	135,100
Kanamoto Co., Ltd.	2,000	50,914
Kaneka Corp.	2,000	13,132
The Kansai Electric Power Co., Inc. (a)	15,300	176,093
Kao Corp.	1,600	50,371
Kawasaki Kisen Kaisha Ltd.	50,000	126,640
Kenedix, Inc. (a)	89,000	460,619
Kewpie Corp.	4,200	58,332
Kikkoman Corp.	21,000	397,076
Kissei Pharmaceutical Co., Ltd.	3,200	78,814
Komatsu Ltd.	297,700	6,112,160
Konica Minolta Holdings, Inc.	5,000	49,966
Kubota Corp.	23,000	381,506
Kuraray Co., Ltd.	55,400	661,298
KYB Co., Ltd.	65,000	342,334

See Notes to Financial Statements.

6	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Kyocera Corp.	13,700	$684,884
Kyowa Exeo Corp.	27,000	357,055
Kyushu Electric Power Co., Inc. (a)	5,100	65,136
Leopalace21 Corp. (a)	3,600	19,073
Lintec Corp.	27,200	504,282
M3, Inc.	35	87,653
Mabuchi Motor Co., Ltd.	900	53,556
Maeda Corp.	1,000	6,625
Marubeni Corp.	241,000	1,734,976
Maruichi Steel Tube Ltd.	6,200	156,608
Matsui Securities Co., Ltd.	5,800	74,494
Mazda Motor Corp. (a)	67,000	347,198
Miraca Holdings, Inc.	4,200	198,140
Mitsubishi Chemical Holdings Corp.	2,500	11,569
Mitsubishi Corp.	11,700	224,616
Mitsubishi Electric Corp.	35,000	440,106
Mitsubishi Gas Chemical Co., Inc.	32,000	235,896
Mitsubishi Heavy Industries Ltd.	105,000	650,325
Mitsubishi Materials Corp.	199,000	735,593
Mitsubishi Tanabe Pharma Corp.	13,400	186,890
Mitsubishi UFJ Financial Group, Inc.	1,031,800	6,850,527
Mitsui & Co., Ltd.	123,700	1,724,518
Mitsui Chemicals, Inc.	99,000	239,383
Mizuho Financial Group, Inc.	1,782,300	3,869,430
Mochida Pharmaceutical Co., Ltd.	700	41,613
Monex Group, Inc.	112,500	505,108
Mori Trust Sogo REIT, Inc.	12	95,576
MS&AD Insurance Group Holdings, Inc.	59,600	1,601,986
Murata Manufacturing Co., Ltd.	1,300	115,613
NEC Corp.	4,000	9,029
Nexon Co., Ltd.	102,000	942,482
Nihon M&A Center, Inc.	200	13,516
Nikkiso Co., Ltd.	7,000	88,262
Nippo Corp.	5,000	83,122
Nippon Kayaku Co., Ltd.	5,000	71,104
Nippon Meat Packers, Inc.	7,000	120,313
Nippon Paint Co., Ltd.	10,000	166,381
Nippon Paper Industries Co., Ltd.	8,200	152,298
Nippon Prologis REIT, Inc.	2	19,158
Nippon Steel & Sumitomo Metal	184,000	617,100
Nippon Telegraph & Telephone Corp.	114,600	6,172,402
Nippon Television Network Corp.	4,200	75,832
Nissan Chemical Industries, Ltd.	8,200	130,310
Nitto Denko Corp.	19,800	837,235
Nomura Holdings, Inc.	533,700	4,124,334
Nomura Real Estate Holdings, Inc.	52,500	1,182,976
North Pacific Bank, Ltd.	3,800	15,474
NTT DoCoMo, Inc.	30,300	498,928
NTT Urban Development Corp.	3,400	39,192
Common Stocks	Shares	Value
Japan (continued)
Nuflare Technology, Inc.	1,500	$187,439
Obayashi Corp.	20,000	114,075
Obic Co., Ltd.	33,600	992,800
Okasan Securities Group, Inc.	13,000	132,861
Orient Corp. (a)	18,100	42,509
Oriental Land Co., Ltd.	9,500	1,370,033
ORIX Corp.	46,000	808,306
OSG Corp.	2,900	49,246
Otsuka Holdings Co., Ltd.	100,800	2,910,490
Pacific Metals Co., Ltd.	10,000	36,537
Pigeon Corp.	13,300	645,044
Renesas Electronics Corp. (a)	8,800	51,921
Resona Holdings, Inc.	340,800	1,738,920
Resorttrust, Inc.	2,500	45,581
Ricoh Co., Ltd.	217,000	2,307,754
Rohto Pharmaceutical Co., Ltd.	12,000	183,108
Sankyo Co., Ltd.	4,500	207,545
Sanrio Co., Ltd.	12,700	534,762
Santen Pharmaceutical Co., Ltd.	7,200	335,464
Sanwa Holdings Corp.	1,000	6,784
Sapporo Holdings, Ltd.	27,000	113,561
Sawai Pharmaceutical Co., Ltd.	11,300	729,641
SBI Holdings, Inc.	19,000	288,503
Sekisui House Ltd.	148,400	2,076,590
Senshu Ikeda Holdings, Inc.	35,900	167,272
Seven & I Holdings Co., Ltd.	2,500	99,541
Shikoku Electric Power Co., Inc. (a)	1,100	16,496
Shin-Etsu Chemical Co., Ltd.	7,200	421,123
Shinko Electric Industries Co., Ltd.	28,800	239,669
Shionogi & Co., Ltd.	19,500	423,339
SHO-BOND Holdings Co., Ltd.	700	32,158
Showa Shell Sekiyu KK	53,700	545,854
Softbank Corp.	4,800	421,204
Sony Corp.	276,700	4,769,838
Start Today Co., Ltd.	10,700	266,061
Sumitomo Corp.	17,200	216,172
Sumitomo Electric Industries Ltd.	5,300	88,595
Sumitomo Metal Mining Co., Ltd.	1,000	13,103
Sumitomo Mitsui Construction Co., Ltd. (a)	580,900	708,676
Sumitomo Mitsui Trust Holdings, Inc.	43,000	227,522
Sumitomo Osaka Cement Co. Ltd.	19,000	73,042
Sumitomo Rubber Industries Ltd.	5,500	78,291
Sundrug Co. Ltd.	5,100	227,808
Tadano, Ltd.	88,000	1,182,226
Taiheiyo Cement Corp.	122,000	469,181
Taisei Corp.	84,000	382,276
Taiyo Nippon Sanso Corp.	7,000	49,844
Taiyo Yuden Co., Ltd.	8,200	107,169
Takeda Pharmaceutical Co., Ltd.	28,500	1,307,154
THK Co., Ltd.	1,500	37,463
Toho Co., Ltd.	3,000	65,999

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Tohoku Electric Power Co., Inc. (a)	4,600	$51,820
Tokai Rika Co., Ltd.	16,300	324,545
Tokai Tokyo Financial Holdings, Inc.	15,000	145,116
Tokio Marine Holdings, Inc.	47,900	1,603,197
Tokuyama Corp.	4,000	15,207
Tokyo Dome Corp.	1,000	6,633
The Tokyo Electric Power Co., Inc. (a)	58,900	290,205
Tokyo Electron Ltd.	100	5,510
Tokyo Gas Co., Ltd.	19,000	93,645
Tokyo Ohka Kogyo Co., Ltd.	2,000	42,827
Tokyo Seimitsu Co., Ltd.	19,400	408,925
Tokyotokeiba Co., Ltd.	19,000	77,020
Tokyu Corp.	56,000	362,830
Topcon Corp.	4,100	62,247
Toshiba Corp.	137,000	576,744
Toshiba Plant Systems & Services Corp.	9,000	134,324
Toshiba TEC Corp.	7,000	48,566
Toyota Industries Corp.	3,400	153,695
Toyota Motor Corp.	159,500	9,725,523
TS Tech Co., Ltd.	8,800	297,008
Tsuruha Holdings, Inc.	100	9,182
TV Asahi Corp.	500	11,091
United Arrows, Ltd.	2,400	89,808
UNY Group Holdings Co., Ltd.	15,700	96,312
Yahoo! Japan Corp.	109,900	612,846
Yakult Honsha Co., Ltd.	2,300	116,215
Yamazaki Baking Co., Ltd.	7,000	71,807
Yaskawa Electric Corp.	17,000	269,375
Zeon Corp.	62,000	581,059

		129,037,739
Luxembourg — 0.0%
L’Occitane International SA	27,000	57,517
Mauritius — 0.0%
Essar Energy PLC (a)	77,025	92,648
Netherlands — 5.0%
Aegon NV	128,874	1,221,277
ASML Holding NV	17,163	1,607,515
CNH Industrial NV (a)	37,978	432,861
Eurocommercial Properties NV	1,382	58,619
Heineken Holding NV	4,059	256,934
ING Groep NV CVA (a)	550,463	7,689,156
Koninklijke Ahold NV	271,565	4,880,331
Koninklijke BAM Groep NV	12,294	64,104
Nutreco NV	57,087	2,838,616
Randstad Holding NV	8,111	526,348
Reed Elsevier NV	28,102	597,273
Royal Dutch Shell PLC, A Shares	152,968	5,461,377
Common Stocks	Shares	Value
Netherlands (concluded)
SBM Offshore NV (a)	110,867	$2,258,860

		27,893,271
Norway — 4.6%
DnB NOR ASA	109,352	1,962,665
Fred Olsen Energy ASA	41,456	1,691,634
Orkla ASA	167,534	1,309,509
Petroleum Geo-Services ASA	251,602	2,972,072
REC Silicon ASA (a)	511,669	207,495
Statoil ASA	273,791	6,657,639
Storebrand ASA (a)	189,591	1,188,470
Subsea 7 SA	10,190	195,351
Telenor ASA	251,911	6,019,056
TGS Nopec Geophysical Co. ASA	92,195	2,449,775
Yara International ASA	13,883	598,749

		25,252,415
Portugal — 0.0%
Banco Espirito Santo SA, Registered Shares (a)	137,340	196,139
Singapore — 0.3%
CapitaMall Trust	174,000	263,319
ComfortDelGro Corp. Ltd.	245,000	391,753
Keppel Corp. Ltd.	6,000	53,296
SembCorp Industries Ltd.	84,000	366,465
Singapore Technologies Engineering Ltd.	132,000	415,444
Yangzijiang Shipbuilding Holdings Ltd.	273,000	256,939

		1,747,216
Spain — 4.0%
Abertis Infraestructuras SA	20,315	451,863
ACS Actividades de Construccion y Servicios SA	65,851	2,269,977
Amadeus IT Holding SA, Class A	76,275	3,267,262
Banco Bilbao Vizcaya Argentaria SA	218,709	2,705,546
Banco Popular Espanol SA (a)	2,148	12,974
Bankinter SA	172,437	1,184,926
CaixaBank SA	48,821	254,298
Distribuidora Internacional de Alimentacion SA	16,472	147,489
Duro Felguera SA	2,966	19,994
Ebro Foods SA	13,577	318,288
EDP Renovaveis SA	10,983	58,338
Ferrovial SA	57,421	1,112,348
Gamesa Corp. Tecnologica SA (a)	163,730	1,709,502
Gas Natural SDG SA	1,647	42,393
Grifols SA	4,713	225,533
Iberdrola SA	338,470	2,160,032
Inditex SA	11,024	1,820,184

See Notes to Financial Statements.

8	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Spain (concluded)
Mapfre SA	152,719	$655,070
Mediaset Espana Comunicacion SA (a)	7,588	87,668
Repsol SA	120,947	3,051,868
Sacyr SA (a)	3,538	18,381
Telefonica SA	46,507	760,425

		22,334,359
Sweden — 3.6%
Holmen AB, B Shares	2,108	76,682
Intrum Justitia AB	43,521	1,218,308
JM AB	11,841	334,548
Meda AB, A Shares	6,481	82,306
Nordea Bank AB	209,651	2,826,682
Skandinaviska Enskilda Banken AB, Class A	482,566	6,375,310
Skanska AB, Class B	37,210	761,247
Svenska Cellulosa AB, B Shares	449	13,833
Svenska Handelsbanken AB, Class A	1,412	69,424
Swedish Match AB	33,937	1,091,111
Tele2 AB, Class B	27,205	308,986
Telefonaktiebolaget LM Ericsson, Class B	362,655	4,427,832
TeliaSonera AB	96,890	808,102
Trelleborg AB, B Shares	85,100	1,694,709

		20,089,080
Switzerland — 6.4%
Actelion Ltd., Registered Shares (a)	7,631	647,267
Baloise Holding AG, Registered Shares	11,693	1,491,022
Cie Financiere Richemont SA, Registered Shares	6,407	640,043
Flughafen Zuerich AG, Registered Shares	584	341,479
GAM Holding AG (a)	10,121	197,060
Georg Fischer AG, Registered Shares (a)	971	683,616
Glencore Xstrata PLC (a)	116,708	607,180
Lonza Group AG, Registered Shares (a)	10,097	959,549
Nestle SA, Registered Shares	56,751	4,159,282
Novartis AG, Registered Shares	62,170	4,982,882
OC Oerlikon Corp. AG, Registered Shares (a)	139,673	2,092,373
Roche Holding AG	47,406	13,279,661
Schmolz + Bickenbach AG, Registered Shares (a)	26,316	32,660
Swiss Life Holding AG, Registered Shares (a)	795	165,280
Swiss Re AG (a)	26,137	2,409,528
Common Stocks	Shares	Value
Switzerland (concluded)
UBS AG, Registered Shares (a)	108,249	$2,072,680
Wolseley PLC	11,164	634,709

		35,396,271
United Kingdom — 16.3%
Anglo American PLC	38,086	833,524
ASOS PLC (a)	1,119	114,013
AstraZeneca PLC	33,097	1,963,544
Babcock International Group PLC	127,304	2,860,524
Barclays PLC	606,773	2,743,756
Barratt Developments PLC	64,107	371,096
BHP Billiton PLC	1,491	46,266
Blinkx PLC (a)	43,687	148,592
Bodycote PLC	4,664	51,746
BP PLC	83,961	680,429
British Sky Broadcasting Group PLC	298,861	4,176,946
Britvic PLC	165,123	1,895,725
BT Group PLC	606,873	3,826,904
Burberry Group PLC	87,451	2,203,354
The Capita Group PLC	51,634	888,786
Centrica PLC	1,100,246	6,344,703
Close Brothers Group PLC	25,284	575,747
Cobham PLC	52,420	238,623
Daily Mail & General Trust PLC, Non-Voting A Shares	6,178	98,412
Debenhams PLC	276,499	334,948
Derwent London PLC	4,337	179,269
Dixons Retail PLC (a)	930,276	747,463
Domino’s Pizza Group PLC	4,520	38,453
Drax Group PLC	33,200	440,513
easyJet PLC	117,002	2,982,030
GlaxoSmithKline PLC	52,797	1,410,602
Great Portland Estates PLC	23,358	232,078
Greene King PLC	6,757	98,706
Halma PLC	18,135	181,443
Hammerson PLC	40,279	335,330
Howden Joinery Group PLC	184,303	1,054,533
HSBC Holdings PLC	265,814	2,917,082
IG Group Holdings PLC	17,555	179,347
IMI PLC	16,661	421,922
Inchcape PLC	10,805	110,339
Inmarsat PLC	8,377	105,033
InterContinental Hotels Group PLC	4,346	144,967
Intermediate Capital Group PLC	35,685	248,815
ITV PLC	1,054,872	3,394,727
J. Sainsbury PLC	446,962	2,705,115
Jazztel PLC (a)	114,646	1,228,444
Kingfisher PLC	81,935	523,076
Legal & General Group PLC	253,780	938,087
Lloyds Banking Group PLC (a)	4,344,656	5,700,998
Lonmin PLC (a)	7,359	37,727
Man Group PLC	92,751	131,028

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Mondi PLC	3,555	$61,709
Next PLC	3,004	271,536
Pace PLC	9,650	50,954
Paragon Group of Cos. PLC	120,022	738,340
Provident Financial PLC	25,792	695,022
Qinetiq Group PLC	108,853	391,546
Reckitt Benckiser Group PLC	5,714	453,897
Rightmove PLC	11,203	508,779
Rio Tinto PLC	15,109	853,804
Royal Dutch Shell PLC, Class A	59,031	2,115,568
Royal Dutch Shell PLC, Class B	101,603	3,832,482
SABMiller PLC	2,335	120,194
Schroders PLC	17,519	755,582
Smith & Nephew PLC	40,825	583,090
Spirax-Sarco Engineering PLC	9,101	451,690
Spirent Communications PLC	33,253	57,340
SSE PLC	213,962	4,862,114
St. James’s Place PLC	7,873	95,160
Standard Life PLC	208,558	1,245,487
Tate & Lyle PLC	108,681	1,457,889
Taylor Wimpey PLC	148,034	274,158
Telecity Group PLC	47,402	570,235
Common Stocks	Shares	Value
United Kingdom (concluded)
Thomas Cook Group PLC (a)	263,371	$731,009
Tui Travel PLC	163,667	1,121,841
UBM PLC	17,788	193,703
Vedanta Resources PLC	69,073	1,072,245
Vodafone Group PLC	1,415,956	5,574,888
William Hill PLC	544,197	3,627,796
WM Morrison Supermarkets PLC	56,074	242,734

		89,895,557
Total Common Stocks (Cost — $530,373,886) — 97.0%		536,071,441

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.14% (b)(c)	6,130,217	6,130,217
Total Short-Term Securities (Cost — $6,130,217) — 1.1%		6,130,217
Total Investments (Cost — $536,504,103*) — 98.1%		542,201,658
Other Assets Less Liabilities — 1.9%		10,616,233

Net Assets — 100.0%		$552,817,891

Notes to Schedule of Investments

*	As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$537,340,403

Gross unrealized appreciation	$10,420,971
Gross unrealized depreciation	(5,559,716)

Net unrealized appreciation	$4,861,255

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Held at December 31, 2013	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,130,217	[1]	6,130,217	$1,508

[1]	Represents net shares purchased.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

10	INTERNATIOANAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (continued)

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar
	CHF	Swiss Franc
	DKK	Danish Krone
	EUR	Euro
	FTSE	Financial Times Stock Exchange
	GBP	British Pound
	HKD	Hong Kong Dollar
	ILS	Israeli New Shekel
	JPY	Japanese Yen
	NOK	Norwegian Krone
	REIT	Real Estate Investment Trust
	SEK	Swedish Krona
	SGD	Singapore Dollar
	USD	US Dollar

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
46	Nikkei 225 Index	Chicago Mercantile	March 2014	USD	3,568,702	$126,484
11	SPI 200 Index	Australian Securities Exchange	March 2014	USD	1,305,822	32,833
109	Euro Stoxx 50 Index	Eurex Mercantile	March 2014	USD	4,660,484	158,672
30	FTSE 100 Index	Euronext Liffe	March 2014	USD	3,327,217	88,655
15	Swiss Market Index	Eurex	March 2014	USD	1,364,049	39,819
Total						$446,463

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	17,050,878	USD	15,253,460	Citibank N.A.	1/06/14	$(28,727)
CHF	10,093,751	USD	11,349,582	BNP Paribas S.A.	1/06/14	(34,352)
DKK	816,095	USD	150,741	BNP Paribas S.A.	1/06/14	(246)
EUR	39,077,019	USD	53,847,195	Citibank N.A.	1/06/14	(88,964)
GBP	18,169,276	USD	30,092,336	BNP Paribas S.A.	1/06/14	(4,926)
HKD	55,575,880	USD	7,167,687	BNP Paribas S.A.	1/06/14	(582)
ILS	343,089	USD	98,838	BNP Paribas S.A.	1/06/14	(22)
JPY	4,431,594,469	USD	42,163,458	Westpac Banking Corp.	1/06/14	(82,037)
NOK	51,101,184	USD	8,422,168	BNP Paribas S.A.	1/06/14	3,002
SGD	720,911	USD	571,007	BNP Paribas S.A.	1/06/14	260
SEK	42,584,037	USD	6,629,913	BNP Paribas S.A.	1/07/14	(9,106)
Total						$(245,700)

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	11

Schedule of Investments (continued)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$676,049	$45,623,834	—	$46,299,883
Austria	1,118,597	3,008,967	—	4,127,564
Belgium	—	16,501,639	—	16,501,639
Bermuda	—	202,344	—	202,344
China	—	11,641,500	—	11,641,500
Cyprus	—	152,128	—	152,128
Denmark	—	455,458	—	455,458
Finland	—	13,454,846	—	13,454,846
France	204,942	32,112,860	—	32,317,802
Germany	—	30,035,614	—	30,035,614
Hong Kong	35,799	13,054,270	—	13,090,069
Ireland	—	1,360,275	—	1,360,275
Israel	—	297,778	—	297,778
Italy	—	14,142,329	—	14,142,329
Japan	—	129,037,739	—	129,037,739
Luxembourg	—	57,517	—	57,517
Mauritius	—	92,648	—	92,648
Netherlands	432,861	27,460,410	—	27,893,271
Norway	—	25,252,415	—	25,252,415
Portugal	—	196,139	—	196,139

See Notes to Financial Statements.

12	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Singapore	—	1,747,216	—	1,747,216
Spain	19,994	22,314,365	—	22,334,359
Sweden	—	20,089,080	—	20,089,080
Switzerland	—	35,396,271	—	35,396,271
United Kingdom	4,228,692	85,666,865	—	89,895,557
Short-Term Securities	6,130,217	—	—	6,130,217

Total	$12,847,151	$529,354,507	—	$542,201,658

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$446,463	—	—	$446,463
Foreign currency exchange contracts	3,262	—	—	3,262
Liabilities:
Foreign currency exchange contracts	(248,962)	—	—	(248,962)

Total	$200,763	—	—	$200,763

[1]   Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Master Portfolio’s assets approximates fair value for financial statement purposes. As of December 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$9,347,654	—	—	$9,347,654
Cash pledged for financial futures contracts	850,000	—	—	850,000

Total	$10,197,654	—	—	$10,197,654

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	13

Statement of Assets and Liabilities

December 31, 2013
Assets
Investments at value — unaffiliated (cost — $530,373,886)	$536,071,441
Investments at value — affiliated (cost — $6,130,217)	6,130,217
Foreign currency at value (cost — $9,296,306)	9,347,654
Cash pledged for financial futures contracts	850,000
Contributions receivable from investors	176,739,502
Investments sold receivable	55,028
Dividends receivable	256,639
Unrealized appreciation on foreign currency exchange contracts	3,262
Securities lending income receivable — affiliated	753
Variation margin receivable on financial futures contracts	10,897

Total assets	729,465,393

Liabilities
Investments purchased payable	176,249,007
Trustees’ fees payable	1,162
Investment advisory fees payable	99,848
Administration fees payable	14,768
Professional fees payable	33,755
Unrealized depreciation on foreign currency exchange contracts	248,962

Total liabilities	176,647,502

Net Assets	$552,817,891

Net Assets Consist of
Investors’ capital	$546,520,270
Net unrealized appreciation/depreciation	6,297,621

Net Assets	$552,817,891

See Notes to Financial Statements.

14	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Statement of Operations

Period October 31, 2013[1] to December 31, 2013

Investment Income
Dividends	$782,488
Securities lending — affiliated — net	753
Income — affiliated	755
Foreign taxes withheld	(67,299)

Total income	716,697

Expenses
Investment advisory	176,961
Administration	22,120
Professional	33,755
Trustees	1,162

Total expenses	233,998
Less fees waived by Manager	(35,468)

Total expenses after fees waived	198,530

Net investment income	518,167

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(563,882)
Financial futures contracts	(157,836)
Foreign currency transactions	(30,430)

(752,148)

Net change in unrealized appreciation/depreciation on:
Investments	5,697,555
Financial futures contracts	446,463
Foreign currency translations	153,603

6,297,621

Total realized and unrealized gain	5,545,473

Net Increase in Net Assets Resulting from Operations	$6,063,640

[1] Commencement of operations.

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	15

Statement of Changes in Net Assets

Period October 31, 2013[1] to December 31,
Increase (Decrease) in Net Assets:	2013

Operations
Net investment income	$518,167
Net realized loss	(752,148)
Net change in unrealized appreciation/depreciation	6,297,621

Net increase in net assets resulting from operations	6,063,640

Capital Transactions
Proceeds from contributions	903,389,676
Value of withdrawals	(356,635,425)

Net increase in net assets derived from capital transactions	546,754,251

Net Assets
Total increase in net assets	552,817,891
Beginning of period	—

End of period	$552,817,891

[1] Commencement of operations.

See Notes to Financial Statements.

16	INTERNATIONAL TILTS MASTER PORTFOLIO	SEPTEMBER 30, 2012

Financial Highlights

	Period October 31, 2013[1] to December 31, 2013

Total Investment Return
Total investment return	1.60%	[2]

Ratios to Average Net Assets
Total expenses	0.53%	[3]

Total expenses after fees waived	0.45%	[3]

Net investment income	1.17%	[3]

Supplemental Data
Net assets applicable, end of period (000)	$552,818

Portfolio turnover	15%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

See Notes to Financial Statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	SEPTEMBER 30, 2012	17

Notes to Financial Statements

1. Organization:

International Tilts Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts and foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or

18	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements (continued)

designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the period ended December 31, 2013. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral or upon an event of default, resell or repledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) and changes in the values of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	19

Notes to Financial Statements (continued)

initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$446,463
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,262

Total		$449,725

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$248,962

Total		$248,962

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended December 31, 2013
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$(157,836)
Foreign currency exchange contracts:
Foreign currency transactions	(1,564,470)

Total	$(1,722,306)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$446,463
Foreign currency exchange contracts:
Foreign currency translations	(245,700)

Total	$200,763

For the period ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	211
Average notional value of contracts purchased	$14,226,275
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	40[1]
Average number of contracts — US dollars sold	11
Average US dollar amounts purchased	$14,952,657[1]
Average US dollar amounts sold	$175,746,385

[1]	Actual contract amount shown due to limited activity,

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the

20	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements (continued)

event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$10,897	—
Foreign currency exchange contracts	3,262	$248,962

Total derivative assets and liabilities in the Statement of Assets and Liabilities	14,159	248,962

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(10,897)	—

Total assets and liabilities subject to a MNA	$3,262	$248,962

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas S.A.	$3,262	$(3,262)	—	—	—

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP Paribas S.A.	$49,234	$(3,262)	—	—	$45,972
Citibank N.A.	117,691	—	—	—	117,691
Westpac Banking Corp.	82,037	—	—	—	82,037

Total	$248,962	$(3,262)	—	—	$245,700

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	21

Notes to Financial Statements (continued)

Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38%
$3 Billion — $5 Billion	0.36%
$5 Billion — $10 Billion	0.35%
Greater than $10 Billion	0.34%

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides with respect to the Master Portfolio, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to BAL.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Manager, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administration services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the period ended December 31, 2013, $551 was waived.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to the Manager, as applicable, by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is included in fees waived by Manager in the Statement of Operations. For the period ended December 31, 2013, the Manager waived $34,917 pursuant to the agreement.

The Master Portfolio received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of the Manager, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the period ended December 31, 2013, BTC received $406 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 2013, were $584,470,234 and $53,532,465, respectively.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the period ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio

22	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Notes to Financial Statements (concluded)

may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the euro and affect the value and liquidity of certain of the Master Portfolio’s investments.

As of December 31, 2013, the Master Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	14%
Pharmaceuticals	6%
Oil, Gas & Consumable Fuels	6%
Diversified Telecommunication Services	5%
Insurance	5%
Other[1]	64%

[1]	All other industries held were less than 5% of long-term investments.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and the Interestholders of International Tilts Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Tilts Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

24	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on September 18-20, 2013 (the “September Meeting”) to consider the approval of the Master Fund’s proposed investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”) on behalf of International Tilts Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The Agreement was the same agreement that had previously been approved by the Board with respect to each of the other series of the Master Fund. The Master Portfolio commenced operations in October 2013.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the September Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Master Fund and the Master Portfolio, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Master Portfolio; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Master Portfolio; and (h) other factors deemed relevant by the Board Members.

In determining to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the September meeting relating to its consideration of the Agreement, including the fees and estimated expense ratio of the Master Portfolio as compared with the fees and expense ratios of a peer group of funds. Both the peer group and the funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”)1 which is not affiliated with BlackRock. The Board also received (a) information regarding BlackRock’s economic outlook for the Master Portfolio and its general investment outlook for the markets; (b) information regarding fees paid to service providers that are affiliates of BlackRock; and (c) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Master Portfolio’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent, and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Master Portfolio. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Master Portfolio, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Master Portfolio under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Master Portfolio was consistent with the Master Portfolio’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Master Portfolio. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Master Portfolio with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	25

Disclosure of Investment Advisory Agreement (continued)

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Master Portfolio. The Board noted that BlackRock and its affiliates will provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates will provide the Master Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Master Portfolio because the Master Portfolio was newly organized and had not yet commenced operations as of the September Meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Master Portfolio’s Lipper category. The Board also compared the Master Portfolio’s estimated total net operating expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the second quartile relative to the Master Portfolio’s Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board noted that BlackRock and its affiliates have agreed to provide an offsetting credit against certain additional expenses incurred by the Master Portfolio.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Master Portfolio had not commenced operations as of the date of the September Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Master Portfolio. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized in respect of the management of the Master Portfolio. The Board also considered the extent to which the Master Portfolio may benefit from such economies and noted the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Master Portfolio were consistent with those generally available to other mutual fund sponsors.

26	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Master Fund on behalf of the Master Portfolio for a two-year term ending September 17, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	27

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

28	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	29

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

30	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The	33 RICs consisting of 107 Portfolios	None

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	31

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors/Trustees who turn 72 prior to December 31, 2013.

32	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

[2]   Date shown is the earliest date a person has served for the MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	33

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	143 RICs consisting of 273 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock, from 1989 to 2007;	143 RICs consisting of 273 Portfolios	None

34	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[3] (concluded)
Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

[3]   Mr. Audet is an “interested person”, as defined in the 1940 Act, of MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	35

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Menber of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Christopher Stavrakos 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

36	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers[1] (concluded)
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of Blackrock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the MIP serve at the pleasure of the Board.

INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013	37

Additional Information

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Custodian

State Street Bank and Trust Company

Boston, MA 02110

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent period ended December 31 is available upon request and without charge (1) at http://www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

38	INTERNATIONAL TILTS MASTER PORTFOLIO	DECEMBER 31, 2013

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhoueCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ACWI ex-US Index Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock Bond Index Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock Cash Funds: Institutional	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock Cash Funds: Prime	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock Cash Funds: Government	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock Cash Funds: Treasury	$10,962	$10,962	$0	$0	$2,425	$2,425	$0	$0
BlackRock CoreAlpha Bond Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Retirement Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2020 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2025 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2030 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2035 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2040 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2045 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2050 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath 2055 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index Retirement Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2020 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2025 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0

LifePath Index 2030 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2035 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2040 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2045 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2050 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
LifePath Index 2055 Portfolio	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock Russell 1000 Index Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
BlackRock S&P 500 Stock Fund	$10,962	$10,962	$0	$0	$7,566	$7,566	$0	$0
Active Stock Master Portfolio	$20,640	$20,640	$0	$0	$20,161	$20,161	$0	$0
BlackRock ACWI ex-US Index Portfolio	$20,640	$20,640	$0	$0	$15,126	$15,126	$0	$0
Bond Index Master Portfolio	$19,463	$19,463	$0	$0	$15,126	$15,126	$0	$0
CoreAlpha Bond Master Portfolio	$27,805	$27,805	$0	$0	$20,161	$20,161	$0	$0
International Tilts Master Portfolio	$18,580	$0	$0	$0	$15,126	$0	$0	$0
LifePath Retirement Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2020 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2025 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2030 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2035 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2040 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2045 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2050 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath 2055 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index Retirement Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2020 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2025 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2030 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2035 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2040 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2045 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2050 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
LifePath Index 2055 Master Portfolio	$12,790	$12,790	$0	$0	$13,119	$13,119	$0	$0
Government Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0
Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0
Prime Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0
Russell 1000 Index Master Portfolio	$20,640	$20,640	$0	$0	$15,126	$15,126	$0	$0
S&P 500 Index Master Portfolio	$20,640	$20,640	$0	$0	$15,126	$15,126	$0	$0
Treasury Money Market Master Portfolio	$12,298	$12,298	$0	$0	$3,633	$3,633	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$668,000	$0
(c) Tax Fees[2]	$10,319,000	$0
(d) All Other Fees[3]	$113,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with administrative compliance advice performed by PwC with respect to an affiliated entity of BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock ACWI ex-US Index Fund	$7,566	$7,566
Bond Index Fund	$7,566	$7,566
BlackRock Cash Funds: Institutional	$2,425	$2,425
BlackRock Cash Funds: Prime	$2,425	$2,425
BlackRock Cash Funds: Government	$2,425	$2,425

BlackRock Cash Funds: Treasury	$2,425	$2,425
BlackRock CoreAlpha Bond Fund	$7,566	$7,566
LifePath Retirement Portfolio	$7,566	$7,566
LifePath 2020 Portfolio	$7,566	$7,566
LifePath 2025 Portfolio	$7,566	$7,566
LifePath 2030 Portfolio	$7,566	$7,566
LifePath 2035 Portfolio	$7,566	$7,566
LifePath 2040 Portfolio	$7,566	$7,566
LifePath 2045 Portfolio	$7,566	$7,566
LifePath 2050 Portfolio	$7,566	$7,566
LifePath 2055 Portfolio	$7,566	$7,566
LifePath Index Retirement Portfolio	$7,566	$7,566
LifePath Index 2020 Portfolio	$7,566	$7,566
LifePath Index 2025 Portfolio	$7,566	$7,566
LifePath Index 2030 Portfolio	$7,566	$7,566
LifePath Index 2035 Portfolio	$7,566	$7,566
LifePath Index 2040 Portfolio	$7,566	$7,566
LifePath Index 2045 Portfolio	$7,566	$7,566
LifePath Index 2050 Portfolio	$7,566	$7,566
LifePath Index 2055 Portfolio	$7,566	$7,566
BlackRock Russell 1000 Index Fund	$7,566	$7,566
BlackRock S&P 500 Stock Fund	$7,566	$7,566
Active Stock Master Portfolio	$20,161	$20,161
BlackRock ACWI ex-US Index Portfolio	$15,126	$15,126
Bond Index Master Portfolio	$15,126	$15,126
CoreAlpha Bond Master Portfolio	$20,161	$20,161
International TILTS Master Portfolio	$15,126	$0
LifePath Retirement Master Portfolio	$13,119	$13,119
LifePath 2020 Master Portfolio	$13,119	$13,119
LifePath 2025 Master Portfolio	$13,119	$13,119
LifePath 2030 Master Portfolio	$13,119	$13,119
LifePath 2035 Master Portfolio	$13,119	$13,119
LifePath 2040 Master Portfolio	$13,119	$13,119
LifePath 2045 Master Portfolio	$13,119	$13,119
LifePath 2050 Master Portfolio	$13,119	$13,119
LifePath 2055 Master Portfolio	$13,119	$13,119
LifePath Index Retirement Master Portfolio	$13,119	$13,119
LifePath Index 2020 Master Portfolio	$13,119	$13,119
LifePath Index 2025 Master Portfolio	$13,119	$13,119
LifePath Index 2030 Master Portfolio	$13,119	$13,119
LifePath Index 2035 Master Portfolio	$13,119	$13,119
LifePath Index 2040 Master Portfolio	$13,119	$13,119
LifePath Index 2045 Master Portfolio	$13,119	$13,119
LifePath Index 2050 Master Portfolio	$13,119	$13,119
LifePath Index 2055 Master Portfolio	$13,119	$13,119

Government Money Market Master Portfolio	$3,633	$3,633
Money Market Master Portfolio	$3,633	$3,633
Prime Money Market Master Portfolio	$3,633	$3,633
Russell 1000 Index Master Portfolio	$15,126	$15,126
S&P 500 Index Master Portfolio	$15,126	$15,126
Treasury Money Market Master Portfolio	$3,633	$3,633

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 28, 2014